UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22132

Exact name of registrant as specified in charter:	Aberdeen Funds

Address of principal executive offices:	1900 Market Street, Suite 200
Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia
Aberdeen Standard Investments Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-667-9231

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2020

Item 1. Reports to Shareholders.

Aberdeen Funds
Equity Series

Semi-Annual Report

April 30, 2020

Aberdeen Asia-Pacific (ex-Japan) Equity Fund

Class A – APJAX ■ Class R – APJRX ■ Institutional Class – AAPIX ■ Institutional Service Class – AAPEX

Aberdeen China A Share Equity Fund (formerly, the Aberdeen China Opportunities Fund)

Class A – GOPAX ■ Class C – GOPCX ■ Class R – GOPRX ■ Institutional Class – GOPIX ■ Institutional Service Class – GOPSX

Aberdeen Dynamic Dividend Fund

Class A – ADAVX ■ Institutional Class – ADVDX

Aberdeen Emerging Markets Fund

Class A – GEGAX ■ Class C – GEGCX ■ Class R – GEMRX ■ Institutional Class – ABEMX ■ Institutional Service Class – AEMSX

Aberdeen Focused U.S. Equity Fund

Class A – MLSAX ■ Class C – MLSCX ■ Class R – GLSRX ■ Institutional Class – GGUIX ■ Institutional Service Class – AELSX

Aberdeen Global Equity Fund

Class A – GLLAX ■ Class C – GLLCX ■ Class R – GWLRX ■ Institutional Class – GWLIX ■ Institutional Service Class – GLLSX

Aberdeen Global Infrastructure Fund

Class A – AIAFX ■ Institutional Class – AIFRX

Aberdeen International Equity Fund

Class A – GIGAX ■ Class C – GIGCX ■ Class R – GIRRX ■ Institutional Class – GIGIX ■ Institutional Service Class – GIGSX

Aberdeen International Small Cap Fund

Class A – WVCCX ■ Class C – CPVCX ■ Class R – WPVAX ■ Institutional Class – ABNIX

Aberdeen U.S. Mid Cap Equity Fund

Class A – GUEAX ■ Class C – GUECX ■ Class R – GUERX ■ Institutional Class – GUEIX ■ Institutional Service Class – GUESX

Aberdeen U.S. Multi-Cap Equity Fund

Class A – GXXAX ■ Class C – GXXCX ■ Class R – GGLRX ■ Institutional Class – GGLIX ■ Institutional Service Class – GXXIX

Aberdeen U.S. Small Cap Equity Fund

Class A – GSXAX ■ Class C – GSXCX ■ Class R – GNSRX ■ Institutional Class – GSCIX ■ Institutional Service Class – GSXIX

Beginning with reports for the period ending April 30, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from Aberdeen Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds or your financial intermediary electronically following the instructions included with this disclosure or by contacting your financial intermediary or the Funds.

You may elect to receive all future reports in paper free of charge. You can inform the Funds or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions included with this disclosure or by contacting the Funds at (866) 667-9231 or your financial intermediary. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary or with Aberdeen Funds.

Market Review	Page 1

Aberdeen Asia-Pacific (ex-Japan) Equity Fund	Page 3

Aberdeen China A Share Equity Fund	Page 10

Aberdeen Dynamic Dividend Fund	Page 15

Aberdeen Emerging Markets Fund	Page 22

Aberdeen Focused U.S. Equity Fund	Page 29

Aberdeen Global Equity Fund	Page 34

Aberdeen Global Infrastructure Fund	Page 40

Aberdeen International Equity Fund	Page 47

Aberdeen International Small Cap Fund	Page 53

Aberdeen U.S. Mid Cap Equity Fund	Page 59

Aberdeen U.S. Multi-Cap Equity Fund	Page 64

Aberdeen U.S. Small Cap Equity Fund	Page 69

Financial Statements	Page 75

Notes to Financial Statements	Page 120

Shareholder Expense Examples	Page 140

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at https://www.aberdeenstandard.com/en-us/us/investor/fund-centre. Please read it carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

Aberdeen Funds is distributed by Aberdeen Fund Distributors LLC, Member FINRA, 1900 Market Street, Suite 200, Philadelphia, PA 19103.

Aberdeen Standard Investments Inc. (ASII) has been registered as an investment adviser under the Investment Advisers Act of 1940 since August 23, 1995.

The complete schedule of portfolio holdings for each fund of Aberdeen Funds (each a “Fund” and collectively, the “Funds”) is included in the Funds’ semi-annual and annual reports to shareholders. Aberdeen Funds also files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT filings are available on the Commission’s website at http://www.sec.gov and the Funds make the information on the exhibit to Form N-PORT available to shareholders upon request without charge by calling 1-866-667-9231.

Statement Regarding Availability of Proxy Voting Record.
Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at https://www.aberdeenstandard.com/en-us/us/investor/fund-centre and on the Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling 1-866-667-9231; and (ii) on the Commission’s website at www.sec.gov.

Market Review

The six-month period ended April 30, 2020, was extremely challenging for global financial markets, as the onset of coronavirus (COVID-19) disrupted economic activities. Investors feared that the subsequent economic impact would result in a recession deeper than the global financial crisis (GFC) of 2008-2009. Global equity and fixed-income markets performed well in the first half of the reporting period as trade tensions between the U.S. and China eased and prospects of a partial deal between the world’s two largest economies improved. This changed in late February 2020, however, as the spread of the COVID-19 pandemic from China to other parts of the world rattled global markets. This was further compounded by a plunge in oil prices after Saudi Arabia and Russia failed to reach an agreement on production cuts amid a drop in demand. The monetary policy tightening by many central banks globally in the fourth quarter of 2019, gave way to policy easing as governments worldwide rolled out emergency fiscal stimulus, and central banks lowered interest rates.

By the end of the reporting period, some positive signs emerged as COVID-19 infection rates tapered globally. The phased-in reopening of the Chinese economy, along with the easing of social-distancing measures in some U.S. states and European countries, lifted investors’ risk appetite. Global equity prices moved higher in April 2020, while bond yields and currencies stabilized as liquidity issues abated. However, oil prices continued to decline. The drop in demand negated the largest coordinated output cut in history by the Organization of Petroleum Exporting Countries (OPEC) and its key partners. The price of West Texas Intermediate (WTI) Crude oil futures briefly turned negative on April 20, 2020, due to the lack of storage capacity.

Global equity prices finished the six-month reporting period in negative territory, with the Morgan Stanley Capital International (MSCI) World Index,1 a global equity market benchmark, returning –7.68%. U.S. large-cap company shares, as represented by the broader-market S&P 500 Index,2 were the strongest performers among developed markets for the period, returning –3.2%, while the Asia-Pacific region, as measured by the MSCI AC Asia-Pacific ex- Japan Index,3 returned –7.5% for the period. Japanese and European equities underperformed the overall global stock market, with the Tokyo Stock Price Index (TOPIX)4 and the MSCI Europe Index5 posting returns of –10.2% and –15.5%, respectively, for the reporting period.

In the U.S., the Federal Reserve (Fed) responded to the market carnage by implementing two separate emergency rate cuts totaling 50 and 100 basis points (bps), respectively, in March 2020, lowering the federal funds target rate to a range of 0% to 0.25%. In a statement issued following its monetary policy meeting on April 28-29, the Fed noted that it is “committed to using its full range of tools to support the U.S. economy in this challenging time, thereby promoting its maximum employment and price stability goals.” The pandemic significantly hampered the U.S. economy in the first quarter of 2020. U.S. gross domestic product (GDP) decreased at an annualized rate of 5.0% in the first three months of the year, down sharply from the 2.1% increase in the fourth quarter of 2019.6

The Asia-Pacific region held up relatively well amid the pandemic in the first four months of 2020. Investors’ fears of a global recession grew as widespread lockdowns to curb the spread of the virus crippled economic activity worldwide. Volatile oil prices attributable to the pandemic-induced drop in demand and worries about excess output further dampened investor sentiment. Central banks and governments in the Asia-Pacific region cut their respective benchmark interest rates, and implemented fiscal stimulus. These actions, along with slowing infection rates and easing lockdown restrictions near the end of the reporting period, enabled the Asia Pacific market to recoup some losses in April.

Emerging-market equities, as represented by the MSCI Emerging Markets Index,7 underperformed their developed-market counterparts, returning –10.5% for the reporting period. The asset class was affected disproportionately by the slump in the oil price globally. In the first half of the reporting period, geopolitical tensions in the Middle East caused the Brent Crude oil price to rise. However, with energy demand already weakening amid the COVID-19 pandemic fallout, a pact between oil-producing nations to limit supply collapsed. This subsequent plunge in crude prices further battered investor sentiment for emerging-market stocks.

International real estate stocks, as measured by the Financial Times Stock Exchange European Public Real Estate Association/National Association of Real Estate Investment Trusts (FTSE EPRA/NAREIT) Global ex U.S. Index,8 returned –20.8% for the reporting period, significantly underperforming the –13.2% return of the broader international equity market, as represented by the MSCI AC World ex-USA Index.9 Emerging markets were the weakest performers amid currency pressures and concern about the willingness of populist governments in countries such as Mexico and Brazil to respond decisively to the pandemic. Relative ‘safe-haven’ countries, including Switzerland, Germany and Belgium, were the strongest performers for the reporting period. Those sectors that were disproportionately hampered by the COVID-19-induced lockdowns, such as retail and hospitality, notably lagged the overall international real estate equity market for the period, while shares of logistics, residential and communications infrastructure companies performed relatively well.

Fixed-income securities were not immune to the volatility in the global financial markets during the reporting period, and there was divergent performance across geographical regions. The U.S. market was the strongest performer globally, with the Bloomberg Barclays U.S. Aggregate Index10 returning 4.9% over the period. The U.S. market benefited from the “risk-off” environment in the second half of the reporting period, as investors sought what they perceived to be ‘safe-haven’ assets. This factor, combined with the Fed’s aggressive monetary policy easing, led to a steep decline in yields across the U.S. Treasury curve. Yields on two- three-, five- and ten-year Treasury notes fell 132, 128, 115 and 105 bps to 0.20%, 0.24%, 0.36% and 0.64%, respectively, over the six-month reporting period, with the ten- to two-year spread widening by 27 bps to +44 bps. Conversely, emerging-market debt, as measured by the J.P. Morgan EMBI Global Diversified Index,11 returned -10.1% over the reporting period, and was

2020 Semi-Annual Report	1

Market Review (concluded)

the primary market laggard. As market volatility increased and oil prices plummeted, investors’ fears rose regarding the ability of certain economies within the emerging-market asset class to service debt obligations, most notably Argentina and Lebanon.

Outlook

The downturn in the global financial markets in the first quarter of 2020 was historic. Within the span of a few weeks, the dramatic spread of the COVID-19 pandemic across developed markets resulted in increasing containment measures, leading to a significant repricing of all asset classes. Certain macroeconomic indicators recently have implied that economic activity has returned, especially in China and parts of Asia that were the first to be hit by the virus. However, we refrain from concluding that things are “back to normal.”

In our view, the pandemic and associated shutdowns of economic activity have created an enormous negative growth shock that may cause deep recessions worldwide. However, with new infections declining in many regions, the attention of governments globally is turning to exit strategies and the nature of the economic recovery. We believe that the exits from lockdowns will be gradual, but even a tentative reopening of some economies should spur a strong rebound in growth.

COVID-19

The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, including the Fund, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time.

Aberdeen Standard Investments

________________________

1           The MSCI World Index tracks the performance of large- and mid-cap stocks across 23 developed-market countries.

2           The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market.

3           The MSCI AC Asia Pacific ex Japan Index tracks the performance of large and mid-cap stocks across two of three developed-market countries (excluding Japan) and nine emerging markets countries in Asia.

4           The Tokyo Stock Price Index (TOPIX) is a market capitalization-weighted index of large- and mid-sized companies listed on the Tokyo Stock Exchange.

5           The MSCI Europe Index tracks the performance of large- and mid-cap stocks across 15 developed-market countries in Europe.

6           Source: U.S. Department of Commerce, May 2020

7           The MSCI Emerging Markets Index tracks the performance of large and mid-cap stocks across 24 emerging-market countries.

8           The FTSE EPRA/NAREIT Global ex U.S. Index is an unmanaged index considered representative of real estate companies and real estate investment trusts (REITs) outside the U.S.

9           The MSCI AC World ex-USA Index tracks the performance of large- and mid-cap stocks across 22 developed-market countries outside of the U.S., as well as 26 emerging-market countries.

10       The Bloomberg Barclays U.S. Aggregate Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market.

11       The J .P. Morgan EMBI Global Diversified Index is a comprehensive global local emerging markets index comprising liquid, fixed-rate, domestic currency government bonds.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

2	2020 Semi-Annual Report

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (Unaudited)

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (Institutional Class shares net of fees) returned –8.30% in U.S. dollar terms for the six-month period ended April 30, 2020, versus the –7.50% return of its benchmark, the MSCI All Country (AC) Asia Pacific ex Japan Index (Net Dividends), during the same period.

Asia-Pacific region equities posted negative returns amid stretches of volatility during the reporting period, as a sharp selloff in the first quarter of 2020 erased earlier gains. Through the end of the 2019 calendar year, investors were optimistic due to major global central banks’ dovish monetary policy and improving prospects of a partial U.S.-China trade deal. However, in early 2020, the worsening coronavirus (COVID-19) pandemic sent global stock markets crashing. Fears of a global recession grew as widespread lockdowns to curb the spread of the virus crippled economic activity worldwide. Volatile oil prices attributable to the pandemic-induced drop in demand and worries about excess output, further dampened investor sentiment. With risks mounting, governments and central banks worldwide unleashed massive stimulus in an effort to shore up growth and liquidity. The U.S. Federal Reserve slashed its benchmark interest rate to a range of 0% to 0.25%, while the U.S. Congress enacted a US$2 trillion relief package. Central banks and governments in Asia also cut their respective benchmark interest rates and implemented fiscal stimulus. These actions, along with slowing infection rates and easing lockdown restrictions near the end of the reporting period, enabled stocks to recoup some losses in April.

The Fund’s underweight allocation relative to its benchmark to China, which was the strongest-performing regional market, hampered performance for the reporting period. The earlier trade-related optimism and further reopening of the economy near the end of the period boosted mainland China equities. The absence of a holding in Alibaba Group Holding Ltd. also detracted from the Fund’s relative performance as the e-commerce giant’s shares moved higher over the reporting period. However, the negative impact of the underweight allocation to China was mitigated by strong stock selection in the market, as shares of several of the Fund’s mainland China holdings performed well over the reporting period. Among individual stock holdings, Tencent Holdings Ltd. contributed to Fund performance as investors anticipated that the internet services provider would benefit from increased demand for its online games and social media offerings as people remained at home during COVID-19-related lockdowns. Shares of the Fund’s holding in Wuxi Biologics rallied after the contract research organization reported solid earnings for its 2019 fiscal year. The stock price also was boosted by investors’ optimism regarding the company’s ability to lead the development of drugs and vaccines. Liquor maker Kweichow Moutai Co. Ltd. bucked the trending weakness among distillers globally with strong profit growth for its 2019 fiscal year amid steady demand for its products.

Among geographic regions, strong stock selection in Australia and South Korea helped to offset weakness in India during the reporting period.

The Fund’s lack of exposure to Australian banking stocks contributed to relative performance, as they had to grapple with the economic fallout of the COVID-19 outbreak, as well as declining interest rates. The Fund’s holdings in Australia also significantly outperformed versus the benchmark index’s constituents in the market. For example, shares of the Fund’s positon in biotechnology firm CSL Ltd. rose as the company posted solid results for its 2019 fiscal year and experienced steady demand for its blood-plasma products.

The Fund’s two Korean holdings were among the top contributors to performance for the reporting period. Specialty chemicals producer LG Chem Ltd.’s stock price moved higher as investors focused on the company’s order backlog and its progress in producing batteries for electric vehicles. Shares of technology giant Samsung Electronics Co. Ltd. performed well over the reporting period due to still-upbeat prospects of a recovery in the semiconductor cycle. Improving prospects for memory chips attributable to rising server demand amid increased working from home and internet usage during COVID-19-related lockdowns further boosted its shares.

The positive investor sentiment towards semiconductor stocks aided several other technology holdings in the Fund, including Taiwan Semiconductor Manufacturing Co. Ltd. (TSMC) and Netherlands-based ASML Holding N.V. As the world’s leading chip manufacturer, we believe that TSMC has a clear technological edge and is well-placed to capitalize on the shift to more advanced nodes.1 We believe that ASML is poised to benefit from the rise in capital spending from semiconductor-linked companies.

In contrast, the Fund’s consumer and financials sector holdings in India and Indonesia detracted from performance for the reporting period. Among consumer companies, f Indonesian conglomerate Astra International Tbk PT’s stock price declined on softer demand and the pullback of its currency, the rupiah, while shares of India-based conglomerate ITC Ltd. moved lower during the reporting period due to higher taxes on its products. The coronavirus-induced economic uncertainty weighed on shares of financial holdings in both the Indian and Indonesian markets. Nonetheless, we remain comfortable with the Fund’s positions in these markets. In India, we maintain our preference for higher-quality lenders such as Housing Development Finance Corp, HDFC Bank and Kotak Mahindra Bank. In our opinion, these companies are better-managed and should continue gaining market share from weaker rivals. Indonesia’s Bank Central Asia remains a core holding in the Fund, as we believe it has a robust balance sheet and prudent management.

We took advantage of market volatility to initiate several positions in what we believe are high-quality companies during the reporting period. The new holdings included companies that we had researched and liked for some time but we previously had avoided due to their high valuations. As we remain upbeat about the long-term potential of domestic consumer spending in China, we initiated four holdings in that market. Among these was Meituan Dianping, which in our view is

1             A node is a system or device connected to a network.

2020 Semi-Annual Report	3

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (Unaudited) (continued)

well-placed to capture the growth of e-commerce. With over 400 million users, the company’s “super app” offers services such as food delivery, ride- services and travel bookings. We think that rapid growth in users, market share and transaction volumes reflects an increasingly loyal customer base. Another addition was private education services provider New Oriental Education & Technology Group Inc., which we believe has built a reputable brand. After years of expansion, the company now expects to see both revenue and profit margin growth in 2020, especially if supported by industry consolidation.2

Also in mainland China, we initiated a holding in online advertising services company 58.com, a market leader in property listings, particularly for the secondary market, and a dominant player in blue-collar job listings. Moreover, we added to the Fund’s technology sector positions by initiating a holding in GDS Technology Ltd., one of the top internet data-center providers in China. We believe that GDS is well-placed to benefit from a supportive policy environment and greater cloud adoption, given its scale3 and market leadership.

Outside of China, we took advantage of share-price weakness to establish new positions in two companies in Australia and New Zealand. Australia-based Goodman Group Ltd. owns, develops and manages industrial real estate in 17 countries. In our opinion, the company’s portfolio, with properties located along key transportation corridors, should benefit from global trends for prime industrial assets. New Zealand-based Xero Ltd. develops accounting software for smaller businesses. We believe that the company has carved a strong position in its core markets, while the advent of cloud-based solutions supports its expansion abroad. In our view, this should transform it into a worldwide software player.

Elsewhere, we initiated two real estate holdings in Southeast Asia. Ayala Land Inc. is a leading Philippine property developer that we believe has an attractive land bank.4 The company’s brand is well-established across the residential, office and retail sectors. Singapore-based real estate management and development company CapitaLand provides exposure to various industry segments globally. It has a stable income profile, with recurring rental revenues from its investment properties accounting for the bulk of its operating profits. We also like management’s efforts to divest non-core assets and redeploy capital to enhance profitability.

During the reporting period, we exited the Fund’s positions in lenders Bank Rakyat Indonesia Tbk; UK exchange-listed HSBC Holdings PLC and Standard Chartered; Malaysia-based Public Bank Berhad; and Singapore-based United Overseas Bank Ltd. We believed that slowing growth and a lower interest-rate environment clouded their outlooks. We also exited the Fund’s holding in Australian oil and gas exploration and production company Woodside Petroleum Ltd. on our concerns that weak oil prices would hinder its expansion plans. We also sold the Fund’s shares in several companies for which our conviction in their prospects had waned. These included online auto retailer Autohome

Inc.; telecommunications company China Mobile; Indian conglomerate Grasim Industries Ltd.; Chinese property developer Hang Lung Group Ltd.; India-based motorcycle manufacturer Hero Motocorp Ltd.; China-based optical devices manufacturer Sunny Optical Technology Group Co Ltd.; and consumer products maker Unilever Indonesia Tbk.

The COVID-19 pandemic most likely will severely dampen global economic growth and business activity, even as more countries make progress in containing the virus. Still-weak global demand attributable to the lockdowns worldwide impedes prospects of a quick economic recovery and clouds companies’ earnings outlooks. There are also risks of a second wave of infections in places where social-distancing measures were lifted too early, which would cause further economic damage. Therefore, we believe that a return to normalcy appears unlikely until effective treatment becomes available. Elsewhere, we think that the recent flare up of U.S.-China geopolitical tensions is another issue to watch. Consequently, we remain cautious, even as sustained fiscal and monetary stimuli from global governments and central banks provide support. Despite the tough investment landscape, we believe that Asia is home to some great businesses, while long-term structural growth trends remain intact. As always, we seek to invest in those companies that in our view can weather the present challenges and tap into the Asia-Pacific region’s potential. The Fund comprises companies that we believe have robust balance sheets and steady cash flow. Therefore, we believe that the Fund can deliver sustainable returns over the long term.5 We will also seek to take advantage of market swings to invest in new positions in what we believe are high-quality companies or add to our favored holdings at appealing valuations.

Portfolio Management:

Asian Equities Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.aberdeenstandard.com/en-us/us/investor/fund-centre.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

Concentrating investments in the Asia-Pacific region subjects the Fund to more volatility and greater risk of loss than geographically diverse mutual funds.

2             Forecasts and estimates are offered as opinion and are not reflective of potential performance, are not guaranteed and actual events or results may differ materially.

3             Companies with scale have the capability to perform well under an increased or expanding workload.

4             A land bank is a large body of land held by a public or private organization for future development or disposal.

5             Forecasts and estimates are offered as opinion and are not reflective of potential performance, are not guaranteed and actual events or results may differ materially.

4	2020 Semi-Annual Report

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (Unaudited) (concluded)

Parts of the Asia-Pacific region may be subject to a greater degree of economic, political and social instability than is the case in the United States and Europe. Some Asian countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles than developed countries.

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, currency exchange rates, political and economic risks. Fluctuation in currency exchange rates may impact the Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques used are unsuccessful. The foregoing risks are enhanced in emerging market countries.

Equity stocks of small- and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

2020 Semi-Annual Report	5

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (Unaudited)

Average Annual Total Return (For periods ended April 30, 2020)		Six Month†	1 Yr.	5 Yr.	10 Yr.
Class A1	w/o SC	(8.38%)	(8.31%)	2.17%	4.44%
	w/ SC2	(13.62%)	(13.56%)	0.97%	3.82%
Class R1,3	w/o SC	(8.48%)	(8.55%)	1.95%	4.23%
Institutional Service Class[3]	w/o SC	(8.35%)	(8.15%)	2.37%	4.60%
Institutional Class[3]	w/o SC	(8.30%)	(8.03%)	2.42%	4.65%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

†             Not annualized

1             Returns before the first offering of Class A and Class R shares (February 28, 2012) are based on the previous performance of the Institutional Class shares. Returns of each class have not been adjusted to reflect the expenses applicable to the respective classes. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class A and Class R shares would have produced because all classes invest in the same portfolio of securities. Returns for Class A and Class R shares would only differ to the extent of the difference in expenses of the classes.

2             A 5.75% front-end sales charge was deducted.

3             Not subject to any sales charges.

Performance of a $1,000,000 Investment* (as of April 30, 2020)

*               Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen Asia-Pacific (ex-Japan) Equity Fund, the Morgan Stanley Capital International All Country (MSCI AC) Asia Pacific ex Japan Index (Net Dividends), MSCI AC Asia Pacific ex Japan Index (Gross Dividends) and the Consumer Price Index (CPI) over a ten-year period ended April 30, 2020. Effective February 28, 2020, the MSCI AC Asia Pacific ex Japan Index(TM) (Net Dividends) replaced the MSCI AC Asia Pacific ex Japan Index(TM) (Gross Dividends) as the Fund’s primary benchmark. The change from a gross to a net dividend benchmark is in line with industry practice and is more appropriate for the Fund as it is calculated net of withholding taxes, to which the Fund is generally subject. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI AC Asia Pacific ex Japan Index captures large- and mid-cap representation across 4 of 5 Developed Markets countries (excluding Japan) and 9 Emerging Markets countries in the Asia Pacific region. With 1,271 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. Developed Markets countries in the index are: Australia, Hong Kong, New Zealand and Singapore. Emerging Markets countries in the index are: China, India, Indonesia, Korea, Malaysia, Pakistan, the Philippines, Taiwan and Thailand.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

6	2020 Semi-Annual Report

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

April 30, 2020 (Unaudited)

Asset Allocation
Common Stocks	90.1%
Preferred Stocks	7.4%
Short-Term Investment	2.2%
Other Assets in Excess of Liabilities	0.3%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in S&P Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 sub-industries. As of April 30, 2020, the Fund did not have more than 25% of its assets invested in any single industry or industry group. The sectors as classified by GICS, are comprised of several industries.

Top Sectors
Information Technology	20.8%
Financials	19.6%
Communication Services	12.4%
Consumer Discretionary	11.4%
Health Care	7.7%
Materials	7.5%
Real Estate	6.9%
Consumer Staples	5.9%
Industrials	4.6%
Energy	0.7%
Other	2.5%
100.0%

Top Holdings*
Tencent Holdings Ltd.	9.5%
Samsung Electronics Co., Ltd.	7.4%
Taiwan Semiconductor Manufacturing Co. Ltd.	7.3%
Ping An Insurance Group Co. of China Ltd., H Shares	4.1%
CSL Ltd.	3.1%
Kweichow Moutai Co. Ltd., A Shares (Stock Connect)	2.8%
Housing Development Finance Corp. Ltd.	2.8%
China Resources Land Ltd.	2.6%
AIA Group Ltd.	2.5%
Bank Central Asia Tbk PT	2.4%
Other	55.5%
100.0%

*               For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
China	33.9%
India	10.7%
Australia	9.3%
South Korea	8.8%
Taiwan	8.1%
Hong Kong	7.9%
Singapore	6.8%
Indonesia	3.8%
Thailand	2.5%
Philippines	2.3%
Other	5.9%
100.0%

2020 Semi-Annual Report	7

Statement of Investments

April 30, 2020 (Unaudited)

Aberdeen Asia-Pacific (ex-Japan) Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (90.1%)
AUSTRALIA (9.3%)
Consumer Discretionary (1.9%)
Aristocrat Leisure Ltd.	5,825	$95,529
Health Care (5.2%)
Cochlear Ltd.	882	104,868
CSL Ltd.	777	154,877
		259,745
Materials (1.7%)
BHP Group PLC	5,057	84,881
Real Estate (0.5%)
Goodman Group, REIT	3,000	25,552
		465,707
CHINA (33.9%)
Communication Services (10.4%)
58.com, Inc., ADR (a)	950	49,353
Tencent Holdings Ltd.	9,000	473,125
		522,478
Consumer Discretionary (8.1%)
China International Travel Service Corp. Ltd., A Shares (Stock Connect) (b)	6,799	87,154
Huazhu Group Ltd., ADR	800	28,808
Meituan Dianping, B Shares (a)	3,300	44,184
Midea Group Co. Ltd., A Shares (Stock Connect) (b)	10,499	78,673
New Oriental Education & Technology Group, Inc., ADR (a)	320	40,851
SAIC Motor Corp. Ltd., A Shares (b)	29,215	77,348
Yum China Holdings, Inc.	961	46,570
		403,588
Consumer Staples (2.8%)
Kweichow Moutai Co. Ltd., A Shares (Stock Connect) (b)	800	142,515
Energy (0.7%)
CNOOC Ltd.	32,000	35,380
Financials (4.1%)
Ping An Insurance Group Co. of China Ltd., H Shares	20,000	203,525
Health Care (1.7%)
Wuxi Biologics Cayman, Inc. (a)(c)	5,500	85,615
Industrials (0.9%)
Shanghai International Airport Co. Ltd., A Shares (Stock Connect) (b)	4,298	42,627
Information Technology (1.4%)
GDS Holdings Ltd., ADR (a)	367	21,037
Hangzhou Hikvision Digital Technology Co. Ltd., A Shares (Stock Connect) (b)	10,700	48,039
		69,076

	Shares or Principal Amount	Value
Materials (1.2%)
Anhui Conch Cement Co. Ltd., H Shares	7,500	$59,140
Real Estate (2.6%)
China Resources Land Ltd.	32,000	132,231
		1,696,175
HONG KONG (7.9%)
Consumer Staples (1.0%)
Budweiser Brewing Co. APAC Ltd. (a)(c)	19,100	51,903
Financials (3.9%)
AIA Group Ltd.	13,600	124,818
Hong Kong Exchanges & Clearing Ltd.	2,242	71,883
		196,701
Industrials (0.9%)
Jardine Strategic Holdings Ltd.	2,100	45,143
Information Technology (0.5%)
ASM Pacific Technology Ltd.	2,500	25,262
Real Estate (1.6%)
Swire Properties Ltd.	27,700	77,692
		396,701
INDIA (10.7%)
Consumer Staples (2.1%)
Hindustan Unilever Ltd.	1,584	46,075
ITC Ltd.	24,356	58,356
		104,431
Financials (5.7%)
HDFC Bank Ltd.	3,130	41,029
Housing Development Finance Corp. Ltd.	5,569	140,878
Kotak Mahindra Bank Ltd.	3,100	55,602
SBI Life Insurance Co. Ltd. (c)	5,000	48,005
		285,514
Information Technology (1.9%)
Tata Consultancy Services Ltd.	3,629	96,311
Materials (1.0%)
UltraTech Cement Ltd.	1,020	47,450
		533,706
INDONESIA (3.8%)
Consumer Discretionary (1.4%)
Astra International Tbk PT	271,600	69,466
Financials (2.4%)
Bank Central Asia Tbk PT	70,900	122,812
		192,278
NETHERLANDS (1.5%)
Information Technology (1.5%)
ASML Holding NV	262	76,526

See accompanying Notes to Financial Statements.

8	2020 Semi-Annual Report

Statement of Investments (concluded)

April 30, 2020 (Unaudited)

Aberdeen Asia-Pacific (ex-Japan) Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
NEW ZEALAND (0.8%)
Information Technology (0.8%)
Xero Ltd. (a)	756	$38,651
PHILIPPINES (2.3%)
Financials (0.4%)
Bank of the Philippine Islands	17,255	19,818
Industrials (1.7%)
Ayala Corp.	7,470	84,972
Real Estate (0.2%)
Ayala Land, Inc.	16,300	10,177
		114,967
SINGAPORE (6.8%)
Communication Services (1.2%)
Singapore Telecommunications Ltd.	30,200	60,347
Financials (3.1%)
DBS Group Holdings Ltd.	4,215	59,343
Oversea-Chinese Banking Corp. Ltd.	15,132	96,547
		155,890
Industrials (1.1%)
Keppel Corp. Ltd.	13,100	55,304
Real Estate (1.4%)
CapitaLand Ltd.	12,300	26,098
City Developments Ltd.	7,800	43,600
		69,698
		341,239
SOUTH KOREA (1.4%)
Materials (1.4%)
LG Chem Ltd.	228	70,843
TAIWAN (8.1%)
Communication Services (0.8%)
Taiwan Mobile Co. Ltd.	11,100	39,994
Information Technology (7.3%)
Taiwan Semiconductor Manufacturing Co. Ltd.	36,000	363,161
		403,155
THAILAND (2.5%)
Health Care (0.8%)
Bangkok Dusit Medical Services PCL, Foreign Shares	61,800	39,312

	Shares or Principal Amount	Value
Materials (1.1%)
Siam Cement PCL (The), Foreign Shares	4,900	$52,050
Real Estate (0.6%)
Central Pattana PCL, Foreign Shares	21,200	31,389
		122,751
UNITED KINGDOM (1.1%)
Materials (1.1%)
Rio Tinto PLC – London Listing	1,211	56,213
Total Common Stocks		4,508,912
PREFERRED STOCKS (7.4%)
SOUTH KOREA (7.4%)
Information Technology (7.4%)
Samsung Electronics Co., Ltd.	10,686	370,437
Total Preferred Stocks		370,437
SHORT-TERM INVESTMENT (2.2%)
UNITED STATES (2.2%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.22% (d)	107,429	107,429
Total Short-Term Investment		107,429
Total Investments (Cost $4,915,899) (e)—99.7%		4,986,778
Other Assets in Excess of Liabilities—0.3%		15,769
Net Assets—100.0%		$5,002,547

(a)          Non-income producing security.

(b)          China A Shares. These shares are issued in local currency, traded in the local stock markets and are held through either a Qualified Foreign Institutional Investor (QFII) license or the Shanghai or Shenzhen Hong-Kong Stock Connect program.

(c)          Denotes a security issued under Regulation S or Rule 144A.

(d)         Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2020.

(e)          See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR               American Depositary Receipt

PLC                 Public Limited Company

REIT             Real Estate Investment Trust

See accompanying Notes to Financial Statements.

2020 Semi-Annual Report	9

Aberdeen China A Share Equity Fund (Unaudited)

Aberdeen China A Share Equity Fund (Institutional Class shares net of fees) returned 0.01% for the six-month period ended April 30, 2020, versus the 3.83% return of its benchmark, the Morgan Stanley Capital International (MSCI) China A (Onshore) Index (Net Dividends), during the same period.

(Onshore) Chinese equities, as measured by the MSCI China A (Onshore) Index, recorded positive returns during the reporting period, advancing while other global equity markets declined across the board. China A shares initially rallied on worldwide central bank monetary policy easing, progress in U.S.-China trade talks, and greater technology demand amid the rollout of the fifth-generation (5G) telecommunications network. The performance of China A shares also was bolstered when index provider MSCI increased the proportion of A shares in its major emerging-market indices. The move spurred asset managers that tracked these benchmarks to move in tandem, fueling inflows into the asset class. Investor sentiment deteriorated after the Chinese New Year in late January 2020, amid strict lockdowns of cities and provinces across the country in an effort to contain the coronavirus (COVID-19). However, stock prices rebounded when infections in China subsided, allowing economic activity to gradually resume ahead of that in other large economies.

The information technology sector led the advance in the MSCI China A (Onshore) Index during the reporting period, followed by healthcare, food and consumer staples retailing, and media and entertainment. Shares of chip-makers performed particularly well, as U.S. sanctions against leading network communications companies reinforced the Chinese government’s determination to develop technology supply chains in mainland China. Elsewhere, shares of healthcare equipment makers, especially manufacturers of ventilators for COVID-19 patients, rose, while drug-makers’ stock prices benefited from the rising interest in vaccines. Shares of food and consumer staples retailers proved to be resilient, as consumers stockpiled supplies during the lockdown amid the pandemic.

Conversely, transportation and energy stocks notably lagged the market during the reporting period. Flight suspensions and travel bans hampered transportation operators. The profitability of oil exploration and production companies was dented when a disagreement between the Organization of the Petroleum Exporting Countries (OPEC) and Russia led to a collapse in crude oil prices amid lower demand. Financials-sector stocks also declined due to investors’ mounting fears that the economic lifelines provided to small businesses could result in more loan defaults. There already were record-high corporate loan defaults,1 especially in industries reliant on shadow banking,2 such as chemicals and textiles.

The Fund’s underperformance relative to its benchmark, the MSCI China A (Onshore) Index, for the reporting period was due mainly to the underweight exposure to the industrials sector, which benefited from the acceleration in infrastructure development. The overweight allocation to the consumer discretionary sector also weighed on Fund performance, as retail outlets and automobile dealership showrooms remained closed during the COVID-19-related shutdown. The Fund’s holding in duty-free mall operator China International Travel Service Corp. Ltd. (CITS) was the largest detractor from performance for the reporting period, as travel restrictions had a negative impact on the its business. On a more positive note, CITS benefited from the Chinese government’s lifting of COVID-19-related travel curbs. The company’s stock price also was boosted by news of its partnership with HNA Group to develop tourism and duty-free retail in the Hainan Free Trade Zone port.

Given the challenges in the financials sector, the Fund’s positions in China Life Insurance Co. Ltd., and Ping An Insurance Group Co of China Ltd. detracted from performance for the reporting period. The companies’ businesses were pressured by lower bond yields resulting from to the People’s Bank of China’s monetary policy easing over the past year. Lower agent-driven sales during the lockdown also had a negative impact. Nonetheless, we believe that China Life Insurance Co. Ltd. may benefit from the backdoor listing3 of its parent company, China Life Insurance Group, in Hong Kong. Among lenders, shares of the Fund’s holding in Ping An Bank Co. Ltd. moved lower over the reporting period, as pressure on the company’s interest margins and higher credit risks weighed on its business.

Fund performance for the reporting period was bolstered by holdings in data center provider Beijing Sinnet Technology Co. Ltd. and cement maker Anhui Conch Cement Co. Ltd., attributable to the Chinese government’s push for infrastructure improvement. More data centers will be needed, given investments in 5G networks, artificial intelligence, and industrial internet. The Fund’s position in Venustech Group Inc. benefited performance as shares of the network security company advanced in tandem with tougher laws and greater awareness of cybercrimes. Holdings in hard liquor maker Kweichow Moutai Co. Ltd. and supermarket chain operator Yonghui Superstores Co. Ltd. also contributed to Fund performance for the reporting period. Kweichow Moutai posted solid results for its 2019 fiscal year and benefited from an improved outlook for liquor pricing. Yonghui Superstores’ share price rebounded over the period due to its renewed focus on home deliveries. Finally, the Fund’s holding in Foshan Haitian Flavouring & Food Co Ltd also contributed to performance, as the efforts of the maker of food seasonings and condiments to expand its retail channels to offset lower restaurant volume bolstered its share price. The company is expanding its market share via greater geographic reach and a wider range of premium condiments.

Regarding portfolio activity over the reporting period, we initiated a holding in Glodon Co. Ltd., a leading software provider for construction budgeting. The company is expanding into the growing

1             Source: Bloomberg, December 2019.

2             A shadow banking system comprises financial intermediaries involved in facilitating the creation of credit across the global financial system, but whose members are not subject to regulatory oversight. The shadow banking system also refers to unregulated activities by regulated institutions.

3             A backdoor listing comprises an alternative strategy for going public used by a company that fails to meet the minimum criteria for listing on a stock exchange. To get onto the exchange, the company that desires to go public instead acquires an already listed company.

10	2020 Semi-Annual Report

Aberdeen China A Share Equity Fund (Unaudited) (concluded)

market for cloud-based solutions and construction management. We exited the Fund’s position in Angel Yeast Co. Ltd., as we believe that the yeast and yeast derivatives producer’s fundamentals have deteriorated. We also sold the Fund’s remaining shares in Beijing Tongrentang Co. Ltd., a maker of Chinese traditional medicines and medicinal wines, and port transportation and logistics services provider Ningbo Zhoushan Port Co. Ltd.

While China’s gross domestic product (GDP) declined at an annualized rate of 6.8% in the first quarter of 2020, we believe the economy will recover after the COVID-19 outbreak is contained. In our view, domestic consumer spending and a rising middle class will propel China’s GDP growth over the long term, as the economy weans itself from reliance on exports. Higher disposable income is spurring demand for healthcare products, wealth management services and insurance. Therefore, we maintain our view that the best way to invest in China A shares sustainably is to gain exposure to the country’s rapidly expanding premium-consuming class. Similarly, though we believe that labor shortages and disrupted supply chains may delay the upturn in global technology, the sector’s outlook remains undimmed. In our opinion, structural growth drivers such as the adoption of cloud applications, 5G and artificial intelligence, are still intact.

We believe that our focus on quality is also an asset given that the COVID-19 pandemic will lead to higher levels of credit stress. We have been monitoring the situation and believe that that the liquidity positions of the Fund’s company holdings remain healthy. Furthermore the Fund’s longer-term investment horizon enables us to build positions in what we view as high-quality holdings during market volatility.

Portfolio Management:

Asian Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.aberdeenstandard.com/en-us/us/investor/fund-centre.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

Concentrating investments in China and Hong Kong subjects the Fund to more volatility and greater risk of loss than geographically diverse mutual funds.

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, currency exchange rates, political and economic risks. Fluctuation in currency exchange rates may impact the Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques used are unsuccessful. The foregoing risks are enhanced in emerging market countries.

Additional risks associated with investments in China and Hong Kong include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), trading halts, imposition of tariffs, limitations on repatriation and differing legal standards. Trading in China A Shares through Stock Connect and the QFII Programs involves additional risks.

Equity stocks of small- and mid-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

2020 Semi-Annual Report	11

Aberdeen China A Share Equity Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2020)		Six Month†	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	(0.18%)	2.22%	3.96%	4.75%
	w/ SC2	(5.91%)	(3.68%)	2.73%	4.13%
Class C	w/o SC	(0.50%)	1.53%	3.25%	4.03%
	w/ SC3	(1.45%)	0.56%	3.25%	4.03%
Class R4	w/o SC	(0.32%)	1.91%	3.60%	4.40%
Institutional Service Class[4]	w/o SC	(0.09%)	2.46%	4.19%	5.02%
Institutional Class[4]	w/o SC	0.01%	2.59%	4.30%	5.06%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

†             Not annualized

1             The Fund changed its investment strategies effective June 13, 2019. Performance information for periods prior to June 13, 2019 does not reflect the current investment strategy. In connection with the change in investment strategy, the Fund changed its name from Aberdeen China Opportunities Fund to Aberdeen China A Share Equity Fund.

2             A 5.75% front-end sales charge was deducted.

3             A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.

4             Not subject to any sales charges.

Performance of a $10,000 Investment (as of April 30, 2020)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen China A Share Equity Fund, MSCI China A (Onshore) Index (Net Dividends), and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2020. Effective February 28, 2020, the MSCI China A (Onshore) Index (Net Dividends) replaced the MSCI China A (Onshore) Index (Gross Dividends) as the Fund’s primary benchmark. The change from a gross to a net dividend benchmark is in line with industry practice and is more appropriate for the Fund as it is calculated net of withholding taxes, to which the Fund is generally subject.

The MSCI China A (Onshore) Index captures large- and mid-cap representation across China securities listed on the Shanghai and Shenzhen exchanges

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

12	2020 Semi-Annual Report

Aberdeen China A Share Equity Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

April 30, 2020 (Unaudited)

Asset Allocation
Common Stocks	95.7%
Short-Term Investment	3.3%
Exchange-Traded Funds	0.3%
Other Assets in Excess of Liabilities	0.7%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in S&P Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 sub-industries. As of April 30, 2020, the Fund did not have more than 25% of its assets invested in any single industry or industry group. The sectors as classified by GICS, are comprised of several industries.

Top Sectors
Financials	24.8%
Consumer Staples	18.7%
Consumer Discretionary	16.9%
Information Technology	12.8%
Health Care	9.2%
Industrials	6.1%
Real Estate	3.2%
Materials	3.1%
Energy	0.9%
Other	4.3%
100.0%

Top Holdings*
Ping An Insurance Group Co. of China Ltd., A Shares	8.6%
Kweichow Moutai Co. Ltd., A Shares (Stock Connect)	8.1%
China International Travel Service Corp. Ltd., A Shares (Stock Connect)	6.5%
China Merchants Bank Co. Ltd., A Shares	5.1%
Hangzhou Hikvision Digital Technology Co. Ltd., A Shares (Stock Connect)	4.7%
Midea Group Co. Ltd., A Shares (Stock Connect)	4.5%
Wuliangye Yibin Co. Ltd., A Shares	4.5%
Aier Eye Hospital Group Co. Ltd., A Shares	4.5%
Beijing Sinnet Technology Co. Ltd., A Shares	3.4%
Venustech Group, Inc., A Shares	3.4%
Other	46.7%
100.0%

*               For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
China	95.8%
United States	3.5%
Other	0.7%
100.0%

2020 Semi-Annual Report	13

Statement of Investments

April 30, 2020 (Unaudited)
Aberdeen China A Share Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (95.7%)
CHINA (95.7%)
Consumer Discretionary (16.9%)
China International Travel Service Corp. Ltd., A Shares (Stock Connect) (a)	64,123	$818,970
Fuyao Glass Industry Group Co. Ltd., A Shares (a)	75,641	210,079
Haier Smart Home Co. Ltd., A Shares (a)	117,500	252,687
Hangzhou Robam Appliances Co. Ltd., A Shares (a)	33,715	149,876
Midea Group Co. Ltd., A Shares (Stock Connect) (a)	76,742	572,960
SAIC Motor Corp. Ltd., A Shares (a)	49,700	131,102
		2,135,674
Consumer Staples (18.7%)
Foshan Haitian Flavouring & Food Co. Ltd., A Shares (a)	23,575	405,516
Inner Mongolia Yili Industrial Group Co. Ltd., A Shares (a)	33,800	138,082
Kweichow Moutai Co. Ltd., A Shares (Stock Connect) (a)	5,800	1,029,461
Wuliangye Yibin Co. Ltd., A Shares (a)	30,037	569,370
Yonghui Superstores Co. Ltd., A Shares (a)	161,500	229,977
		2,372,406
Energy (0.9%)
G3 Exploration Ltd. (b)	53,000	8,235
PetroChina Co. Ltd., H Shares	292,000	104,884
		113,119
Financials (24.8%)
Bank of Ningbo Co. Ltd., A Shares (a)	90,415	329,101
China Construction Bank Corp., Class H	247,000	198,258
China Life Insurance Co. Ltd., H Shares	142,000	302,843
China Merchants Bank Co. Ltd., A Shares (a)	132,632	650,823
Industrial & Commercial Bank of China Ltd., Class H	265,000	177,685
Ping An Bank Co. Ltd., A Shares (a)	199,900	388,602
Ping An Insurance Group Co. of China Ltd., A Shares (a)	104,933	1,089,331
		3,136,643
Health Care (9.2%)
Aier Eye Hospital Group Co. Ltd., A Shares (a)	91,550	565,373
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., A Shares (a)	57,800	234,779
Hangzhou Tigermed Consulting Co. Ltd., A Shares (a)	34,508	368,554
		1,168,706
Industrials (6.1%)
NARI Technology Co. Ltd., A Shares (a)	46,300	130,204
Ningbo Zhoushan Port Co. Ltd., A Shares (a)	31,600	14,758
Shanghai International Airport Co. Ltd., A Shares (Stock Connect) (a)	39,762	392,916

	Shares or Principal Amount	Value
Shanghai M&G Stationery, Inc., A Shares (a)	6,900	$49,704
Shenzhen Airport Co. Ltd., A Shares (Stock Connect) (a)	160,201	184,923
		772,505
Information Technology (12.8%)
Beijing Sinnet Technology Co. Ltd., A Shares (a)	113,800	432,427
Glodon Co. Ltd., A Shares (a)	21,161	154,862
Hangzhou Hikvision Digital Technology Co. Ltd., A Shares (Stock Connect) (a)	134,150	600,088
Venustech Group, Inc., A Shares (a)	75,200	430,486
		1,617,863
Materials (3.1%)
Anhui Conch Cement Co. Ltd., A Shares (a)	47,700	398,494
Real Estate (3.2%)
China Vanke Co. Ltd., A Shares (a)	100,973	377,516
China World Trade Center Co. Ltd., A Shares (a)	17,049	34,758
		412,274
		12,127,684
Total Common Stocks		12,127,684
EXCHANGE-TRADED FUNDS (0.3%)
CHINA (0.1%)
Xtrackers Harvest CSI 300 China A Shares ETF (a)	505	13,594
UNITED STATES (0.2%)
KraneShares Bosera MSCI China A Shares ETF (a)	813	24,878
Total Exchange-Traded Funds		38,472
SHORT-TERM INVESTMENT (3.3%)
UNITED STATES (3.3%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.22% (c)	409,483	409,483
		409,483
Total Short-Term Investment		409,483
Total Investments (Cost $12,666,774) (d)—99.3%		12,575,639
Other Assets in Excess of Liabilities—0.7%		94,033
Net Assets—100.0%		$12,669,672

(a)          China A Shares. These shares are issued in local currency, traded in the local stock markets and are held through either a Qualified Foreign Institutional Investor (QFII) license or the Shanghai or Shenzhen Hong-Kong Stock Connect program.

(b)          Non-income producing security.

(c)          Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2020.

(d)         See accompanying Notes to Statements of Investments for tax unrealized appreciation/(depreciation) of securities.

ETF                 Exchange-Traded Fund

See accompanying Notes to Financial Statements.

14	2020 Semi-Annual Report

Aberdeen Dynamic Dividend Fund (Unaudited)

Aberdeen Dynamic Dividend Fund (Institutional Class shares net of fees) returned –10.26% for the six-month period ended April 30, 2020, versus the –7.68% return of its benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) World Index (Net Dividends), during the same period.

Global equities declined over the six-month period ended April 30, 2020. Stock prices advanced in the first half of the period as tensions between the U.S. and China eased and prospects of a partial deal between the world’s two largest economies improved. At the beginning of 2020, the U.S. broader-market S&P 500 Index1 touched a record high in the wake of the U.S.-China trade truce and generally positive economic data. In late February, however, the spread of the COVID-19 pandemic from China to other parts of the world rattled global stock markets. In response, the U.S. government unveiled a $2 trillion stimulus program and the U.S. Federal Reserve implemented emergency interest-rate cuts, which provided some respite for investors. Many other global central banks followed suit. On the corporate front, many companies withdrew earlier forecasts as countries closed their borders and imposed lockdowns. An oil-price plunge further battered investor sentiment after a Saudi Arabia-Russia pact to limit supply collapsed amid slowing demand due to the pandemic. Global equity markets rebounded toward the end of the period, aided by unprecedented monetary and fiscal stimulus globally, and a slowdown in the rate of new COVID-19 infections in many countries.

Despite generally being viewed as defensive, dividend-paying companies could not avoid the severe market decline during the reporting period. Several companies have reduced, suspended, or eliminated their dividend payments. Some companies took action proactively to protect cash or to meet current cash needs given the sharp economic downturn. The financials and energy sectors both consist of companies that have high-dividend-paying stocks, and these sectors were hit particularly hard by the COVID-19 pandemic. In addition, some countries have pressured banks not to pay dividends in 2020.

At the individual stock level, the key detractors from the Fund’s relative performance during the reporting period were of the absence of a holding in internet giant Amazon.com, a position in Cineworld Group PLC, which is not a constituent of the benchmark MSCI AC World Index (Net Dividends), and an overweight position in Melrose Industries PLC. The lack of exposure to Amazon.com weighed on Fund performance as its shares moved higher as COVID-19-accelerated the growth of Amazon Prime, driving exploration of Prime perks (video, music, Twitch, photo storage, etc.) and hastening the shift to online buying. Cineworld Group operates 9,500 movie screens worldwide. With movie theatres shutting down due to COVID-19, investors feared the company may experience a liquidity crisis. Cineworld has been in discussions with film studios and landlords to reduce costs and has cut its capital expenditures. Melrose Industries is a London-based company that specializes in buying and improving underperforming businesses. The company has exposure to the automotive and aerospace industries. In an effort to preserve cash, Melrose Industries canceled its dividend and lowered its capital expenditures. In addition, the company secured a net debt to earnings before interest, taxes, depreciation and amortization (EBITDA)2 covenant waiver in relation to the June and December 2020 testing periods to provide flexibility if it is needed.

Conversely, the largest contributors to Fund performance during the reporting period included overweight positions in NortonLifeLock Inc., Barrick Gold Corp., and LG Chem Ltd. NortonLifeLock’s share price rallied after the completion of the sale of its enterprise security business to Broadcom in November 2019. The company used a portion of the proceeds to pay a large special dividend in January 2020. Furthermore, the current environment of employees working from home may benefit NortonLifeLock’s anti-virus products. Shares of Barrick Gold, the second-largest gold mining company in the world, outperformed as gold was viewed as a “safe haven” amid the market’s turmoil. In addition, gold is viewed as a hedge against inflation, which could experience an uptick in the years to come given aggressive central bank and government monetary and fiscal actions globally. LG Chem is one of the largest chemical companies in the world. Its electric vehicle (EV) battery business broke even in the fourth quarter of 2019, and the company forecasts that this division will be profitable in 2020. We believe the stock outperformed as investors attributed a higher value to its EV battery business.

Regarding the use of derivatives during the reporting period, we continued to hedge a portion of the Fund’s currency exposure to the euro.

In light of the recent bouts of volatility driven by pandemic fears, we have reassessed the Fund’s underlying holdings to consider the potential impact of the COVID-19 crisis. We are talking to management teams and updating our strategy as the situation unfolds. Many of the companies have experienced, or are expecting, an adverse impact on earnings and cash flows. Nevertheless, we take a long-term view. We believe that, in most cases, these are high-quality companies whose economic moats4 and structural drivers remain intact. In our view, they are also broadly supported by reasonable margins and solid balance sheets, with capable management teams at the helm. Furthermore, we believe that global equity valuations are generally at compelling levels, presenting opportunities to add to our preferred Fund holdings or initiate new positions.

1             The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

2             Net debt to EBITDA is a ratio measuring the amount of income generated and available to reduce a company’s debt before covering interest, taxes, depreciation, and amortization expenses.

3             A covenant is a financial agreement containing provisions that certain activities will or will not be carried out or that certain thresholds will be met.

4             A moat refers to the ability of a business to maintain competitive advantages over its competitors in order to protect its long-term profits and market share from competing firms.

2020 Semi-Annual Report	15

Aberdeen Dynamic Dividend Fund (Unaudited) (concluded)

Certain macro indicators recently have implied that global economic activity has returned, especially in China and parts of Asia that were the first to be hit by the virus. However, we refrain from concluding that things are back to normal. Some businesses will be disrupted for a long period, while others stand to benefit after the COVID-19 pandemic fades. In such uncertain, changing times, we believe that good bottom-up analysis and stock selection are more crucial than ever. In our view, we have the advantage of an effective proprietary research platform, and a well-resourced and experienced Fund management team that has navigated many past crises. We remain disciplined in putting capital to work to ensure the Fund’s largest weights are in those high-quality companies that we believe have the highest potential returns.

Portfolio Management:

Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.aberdeenstandard.com/en-us/us/investor/fund-centre.

Investing in mutual funds involves risk, including possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. The

Fund’s emphasis on dividend paying stocks could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future.

Foreign securities in which the Fund may invest may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, currency exchange rates, political and economic risks. Fluctuation in currency exchange rates may impact the Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques used are unsuccessful. The foregoing risks are enhanced in emerging market countries.

To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

Equity stocks of small- and mid-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

16	2020 Semi-Annual Report

Aberdeen Dynamic Dividend Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2020)		Six Month†	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	(10.37%)	(6.26%)	3.09%	N.A.
	w/ SC2	(15.45%)	(11.64%)	1.86%	N,A.
Institutional Class[3]	w/o SC	(10.26%)	(6.01%)	3.35%	5.07%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

†             Not annualized

1             Returns prior to May 7, 2018 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.

2             A 5.75% front-end sales charge was deducted.

3             Not subject to any sales charges.

4             Predecessor Fund commenced operations on September 22, 2003. The first offering of Class A shares was December 30, 2011.

Performance of a $1,000,000 Investment* (as of April 30, 2020)

*               Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen Dynamic Dividend Fund, Morgan Stanley Capital International All Country World Index (MSCI ACWI) (Net Dividends), MSCI ACWI (Gross Dividends) and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2020. Effective February 28, 2020, MSCI All Country World Index (Net Dividends) replaced MSCI All Country World Index (Gross Dividends) as the Fund’s primary benchmark. The change from a gross to a net dividend benchmark is in line with industry practice and is more appropriate for the Fund as it is calculated net of withholding taxes, to which the Fund is generally subject. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors cannot invest directly in market indexes.

MSCI ACWI captures large and mid-cap representation across 23 Developed Markets (DM) and 26 Emerging Markets (EM) countries. With 3,060 constituents, the index covers approximately 85% of the global investable equity opportunity set. DM countries in the Index are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US. EM countries in the Index are: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

2020 Semi-Annual Report	17

Aberdeen Dynamic Dividend Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

April 30, 2020 (Unaudited)

Asset Allocation
Common Stocks	95.1%
Short-Term Investment	3.1%
Preferred Stocks	1.3%
Other Assets in Excess of Liabilities	0.5%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in S&P Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 sub-industries. As of April 30, 2020, the Fund did not have more than 25% of its assets invested in any single industry or industry group. The sectors as classified by GICS, are comprised of several industries.

Top Sectors
Information Technology	17.0%
Financials	15.1%
Health Care	14.3%
Industrials	8.7%
Consumer Discretionary	7.9%
Consumer Staples	7.3%
Communication Services	6.4%
Energy	6.0%
Utilities	5.6%
Materials	4.9%
Other	6.8%
100.0%

Top Holdings*
Apple, Inc.	2.8%
Microsoft Corp.	2.3%
Intel Corp.	2.0%
Williams Cos., Inc. (The)	1.9%
LG Chem Ltd.	1.7%
Barrick Gold Corp.	1.6%
Avast PLC	1.5%
Roche Holding AG	1.5%
Dollar General Corp.	1.4%
Nestle SA	1.4%
Other	81.9%
100.0%

*               For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United States	51.3%
United Kingdom	8.5%
Switzerland	5.4%
Germany	4.7%
France	3.8%
Japan	3.6%
South Korea	3.0%
Canada	2.8%
Netherlands	2.4%
Sweden	2.1%
Other	12.4%
100.0%

18	2020 Semi-Annual Report

Statement of Investments

April 30, 2020 (Unaudited)
Aberdeen Dynamic Dividend Fund

	Shares or Principal Amount	Value
COMMON STOCKS (95.1%)
BRAZIL (2.0%)
Industrials (1.2%)
CCR SA	288,400	$654,985
Cosan Logistica SA (a)	196,400	554,755
		1,209,740
Materials (0.8%)
Vale SA, ADR	105,000	866,250
		2,075,990
CANADA (2.8%)
Energy (1.2%)
Enbridge, Inc.	40,600	1,245,608
Materials (1.6%)
Barrick Gold Corp.	65,676	1,689,187
		2,934,795
CHINA (1.7%)
Financials (1.2%)
Ping An Insurance Group Co. of China Ltd., H Shares	124,500	1,266,944
Industrials (0.5%)
CRRC Corp. Ltd., Class H	894,950	473,749
		1,740,693
FINLAND (0.9%)
Information Technology (0.9%)
Nokia OYJ	261,600	943,051
FRANCE (3.8%)
Energy (0.8%)
TOTAL SA, ADR	24,300	854,145
Financials (1.1%)
AXA SA	62,600	1,112,809
Industrials (0.9%)
Alstom SA	22,894	939,088
Utilities (1.0%)
Veolia Environnement SA	52,200	1,112,823
		4,018,865
GERMANY (4.7%)
Financials (1.3%)
Deutsche Boerse AG	8,800	1,364,338
Health Care (1.0%)
Bayer AG	16,100	1,058,887
Information Technology (1.1%)
Infineon Technologies AG	63,100	1,173,087
Utilities (1.3%)
RWE AG	45,900	1,320,437
		4,916,749

	Shares or Principal Amount	Value
HONG KONG (1.2%)
Financials (1.2%)
Hong Kong Exchanges & Clearing Ltd.	38,100	$1,221,567
INDONESIA (1.2%)
Communication Services (1.2%)
Tower Bersama Infrastructure Tbk PT	16,386,000	1,296,198
JAPAN (3.6%)
Financials (1.0%)
Mitsubishi UFJ Financial Group, Inc.	263,900	1,066,156
Health Care (1.2%)
Shionogi & Co. Ltd.	23,400	1,292,324
Real Estate (1.4%)
GLP J-REIT	1,100	1,418,168
		3,776,648
LUXEMBOURG (0.8%)
Materials (0.8%)
ArcelorMittal SA	73,400	805,932
MEXICO (0.9%)
Utilities (0.9%)
Infraestructura Energetica Nova SAB de CV	276,700	918,238
NETHERLANDS (2.4%)
Consumer Staples (2.4%)
Heineken NV	15,600	1,326,934
Unilever NV	22,900	1,140,403
		2,467,337
NORWAY (1.1%)
Communication Services (1.1%)
Telenor ASA	75,800	1,162,699
SINGAPORE (1.0%)
Financials (1.0%)
Oversea-Chinese Banking Corp. Ltd.	159,400	1,017,021
SOUTH KOREA (1.7%)
Materials (1.7%)
LG Chem Ltd.	5,600	1,739,994
SPAIN (1.1%)
Industrials (1.1%)
Ferrovial SA	46,458	1,163,300
SWEDEN (2.1%)
Consumer Staples (1.2%)
Essity AB, Class B (a)	39,200	1,269,820
Industrials (0.9%)
Volvo AB, B Shares	73,900	946,996
		2,216,816

See accompanying Notes to Financial Statements.

2020 Semi-Annual Report	19

Statement of Investments (continued)

April 30, 2020 (Unaudited)
Aberdeen Dynamic Dividend Fund

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
SWITZERLAND (5.4%)
Consumer Staples (1.4%)
Nestle SA	14,000	$1,482,740
Financials (1.2%)
Zurich Insurance Group AG	4,000	1,268,217
Health Care (2.8%)
Novartis AG	15,000	1,280,077
Roche Holding AG	4,500	1,558,338
		2,838,415
		5,589,372
UNITED KINGDOM (8.5%)
Communication Services (1.6%)
Cineworld Group PLC	485,000	399,852
Vodafone Group PLC	862,100	1,216,142
		1,615,994
Energy (0.8%)
BP PLC, ADR	35,800	852,040
Financials (1.5%)
Barclays PLC, ADR	126,100	667,069
Standard Chartered PLC	174,500	891,640
		1,558,709
Health Care (2.5%)
AstraZeneca PLC, ADR	26,300	1,374,964
Dechra Pharmaceuticals PLC	36,200	1,260,055
		2,635,019
Industrials (0.6%)
Melrose Industries PLC	530,274	662,791
Information Technology (1.5%)
Avast PLC (b)	270,900	1,560,374
		8,884,927
UNITED STATES (48.2%)
Communication Services (2.5%)
Activision Blizzard, Inc.	19,000	1,210,870
Alphabet, Inc., Class C (a)	1,000	1,348,660
		2,559,530
Consumer Discretionary (7.9%)
Aptiv PLC	16,800	1,168,440
Dollar General Corp.	8,600	1,507,580
Las Vegas Sands Corp.	19,700	945,994
Lowe’s Cos., Inc.	13,000	1,361,750
Target Corp.	10,700	1,174,218
TJX Cos., Inc. (The)	22,800	1,118,340
Whirlpool Corp.	8,600	960,964
		8,237,286

	Shares or Principal Amount	Value
Consumer Staples (2.3%)
Kraft Heinz Co. (The)	32,900	$997,857
Mondelez International, Inc., Class A	26,600	1,368,304
		2,366,161
Energy (3.2%)
EOG Resources, Inc.	28,200	1,339,782
Williams Cos., Inc. (The)	102,000	1,975,740
		3,315,522
Financials (5.6%)
Bank of America Corp.	44,500	1,070,225
Blackstone Group, Inc. (The), Class A	16,100	841,064
Charles Schwab Corp. (The)	26,600	1,003,352
Citigroup, Inc.	21,100	1,024,616
Goldman Sachs Group, Inc. (The)	5,700	1,045,494
Huntington Bancshares, Inc.	95,300	880,572
		5,865,323
Health Care (6.8%)
AbbVie, Inc.	13,100	1,076,820
Allergan PLC	5,200	974,168
Bristol-Myers Squibb Co.	22,200	1,349,982
Eli Lilly & Co.	6,400	989,696
Medtronic PLC	13,600	1,327,768
UnitedHealth Group, Inc.	4,500	1,316,115
		7,034,549
Industrials (3.5%)
Delta Air Lines, Inc.	24,800	642,568
FedEx Corp.	11,200	1,419,824
Norfolk Southern Corp.	6,300	1,077,930
Raytheon Technologies Corp.	7,938	514,462
		3,654,784
Information Technology (12.2%)
Apple, Inc.	10,000	2,938,000
Broadcom, Inc.	4,900	1,330,938
Cisco Systems, Inc.	32,600	1,381,588
Intel Corp.	34,000	2,039,320
Leidos Holdings, Inc.	5,400	533,574
Microsoft Corp.	13,100	2,347,651
NortonLifeLock, Inc.	54,125	1,151,239
TE Connectivity Ltd.	13,300	977,018
		12,699,328
Real Estate (1.8%)
Digital Realty Trust, Inc., REIT	7,700	1,151,073
GEO Group, Inc. (The), REIT	61,400	778,552
		1,929,625
Utilities (2.4%)
FirstEnergy Corp.	31,100	1,283,497
NextEra Energy, Inc.	5,300	1,224,936
		2,508,433
		50,170,541
Total Common Stocks		99,060,733

See accompanying Notes to Financial Statements.

20	2020 Semi-Annual Report

Statement of Investments (concluded)

April 30, 2020 (Unaudited)
Aberdeen Dynamic Dividend Fund

	Shares or Principal Amount	Value
PREFERRED STOCKS (1.3%)
SOUTH KOREA (1.3%)
Information Technology (1.3%)
Samsung Electronics Co., Ltd.	38,500	$1,334,626
Total Preferred Stocks		1,334,626
SHORT-TERM INVESTMENT (3.1%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.22% (c)	3,226,935	3,226,935
Total Short-Term Investment		3,226,935
Total Investments (Cost $103,943,129) (d)—99.5%		103,622,294
Other Assets in Excess of Liabilities—0.5%		499,139
Net Assets—100.0%		$104,121,433

(a)  Non-income producing security.

(b)  Denotes a security issued under Regulation S or Rule 144A.

(c)  Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2020.

(d)  See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR     American Depositary Receipt

PLC     Public Limited Company

REIT    Real Estate Investment Trust

At April 30, 2020, the Fund’s open forward foreign currency exchange contracts were as follows:

Sale Contracts Settlement Date	Counterparty	Amount Purchased	Amount Sold	Fair Value	Unrealized Depreciation
United States Dollar/Euro
07/08/2020	State Street Bank and Trust	USD2,850,197	EUR2,600,000	$2,852,948	$(2,751)

See accompanying Notes to Financial Statements.

2020 Semi-Annual Report	21

Aberdeen Emerging Markets Fund (Unaudited)

Aberdeen Emerging Markets Fund (Institutional Class shares net of fees) returned –14.48% for the six-month period ended April 30, 2020, versus the –10.50% return of its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Index (Net Dividends), during the same period.

Emerging-market equities recorded negative returns over the reporting period. In November and December 2019, stocks were lifted by investors’ optimism over the initial trade deal between the U.S. and China. The U.S. Federal Reserve’s balance-sheet expansion and the U.S. dollar’s relative weakness, as well as more accommodative monetary policy from major central banks globally, also supported the asset class.

Unfortunately, in the first quarter of 2020, there was a reversal of fortunes, as emerging-market equities retreated sharply. A new coronavirus (COVID-19) emerged in China and then spread rapidly across the globe. Financial markets succumbed to fears that the pandemic would trigger a sweeping recession. Governments worldwide resorted to unprecedented social-distancing measures in an effort to contain the spread of the virus. These measures brought international travel to a standstill and severely hampered economic activity. Production and manufacturing indices across the world plummeted, while emerging market currencies slumped against the U.S. dollar. Governments and central banks worldwide launched large-scale fiscal and monetary stimuli to shore up economic growth, with the U.S. Congress unveiling a US$2 trillion relief package. The European Central Bank committed to an additional €120 billion (roughly US$132 billion) in quantitative easing and announced a €750 billion (about US$824 billion) Pandemic Emergency Purchase Programme. China’s central bank cut two benchmark interest rates and the administration of President Xi Jinping rolled out extensive stimulus measures in a bid to pump liquidity into the economy.

Towards the end of the reporting period, emerging markets, along with their global peers, managed to recoup some losses. However, global equities remained constrained amid uncertainties about a potential second wave of the virus even as several economies prepared to reopen after lockdown. While a vaccine has not been found, progress in several potential treatments for the coronavirus raised hopes of a turnaround.

Another key market theme during the reporting period was the drastic fluctuation in crude oil prices. In the first half of the period, geopolitical tensions in the Middle East caused oil prices to rise. However, with energy demand already weakening amid the COVID-19 pandemic fallout, a pact between oil-producing nations to limit supply collapsed. This sparked a plunge in crude prices, which further battered market sentiment.

Against this backdrop, the Fund underperformed its benchmark, the MSCI Emerging Markets Index (Net Dividends), for the six-month period ended April 30, 2020. The rapid capital flight triggered by the COVID-19 outbreak, had a more adverse impact on stock returns, particularly in declining markets that also suffered substantial currency depreciation. Consequently, the Fund’s overweight allocations versus its benchmark to Latin America and Indonesia weighed on performance. The converse was true in Asia, where the Fund is broadly underweight. The underweight exposure to China hampered Fund performance as the market showed tentative signs of recovery after the stringent lockdown was gradually lifted.

In Latin America, the Fund’s positions in Brazil and Mexico detracted from performance for the reporting period. In Brazil, investors’ optimism following the approval of the pension-reform bill and the fledgling economic recovery soon dissipated amid the global economic slowdown. At the stock level, questions over management integrity and accounting practices hampered insurer IRB Brasil Resseguros SA. This weighed on the Fund’s performance and we subsequently exited the position. Shares of the Fund’s holding in Banco Bradesco moved lower on investors’ concerns over deteriorating asset quality and further interest-rate cuts affecting the banking sector, while Brazilian state-owned oil producer Petroleo Brasileiro S.A. (Petrobras) was hampered by the slump in oil prices. In Mexico, the oil-price war pressured the peso and damaged the country’s status as a safe haven. Shares of lender Grupo Financiero Banorte, S.A.B. de C.V. (Banorte) fell sharply over the reporting period amid investors’ concerns over the pandemic’s impact on economic growth and lower interest rates, as well as worries of an uptick in non-performing loans. Restrictions on social interactions and travel hampered consumer-related stocks, including airport operator Grupo Aeroportuario del Sureste, S.A.B. de C.V., (ASUR) and Coca-Cola bottler and retailer Fomento Económico Mexicano, S.A.B. de C.V. (FEMSA), which both weighed on Fund performance for the reporting period.

In Asia, the Fund’s underweight exposure to China relative to its benchmark weighed on performance for the reporting period, particularly the absence of a holding in e-commerce giants Alibaba and JD.com, as their shares rose sharply during the lockdown. At the beginning of the reporting period in November 2019, Alibaba also announced strong results for its fiscal quarter ended September 30, 2019, and successfully listed on the Stock Exchange of Hong Kong. The Fund’s holding in Tencent Holdings Ltd. was the top contributor to performance for the reporting period as the internet services provider benefited from a surge in consumption of digital entertainment, including online games. The Fund’s positions in internet services providers Naspers Ltd, and its subsidiary, Prosus N.V., also aided performance. Several other Chinese holdings, such as contract research organization Wuxi Biologics and liquor maker Kweichow Moutai Co. Ltd., boosted Fund performance as their stock prices moved higher when the mainland economy reopened.

The Fund’s exposure to Hong Kong, which is not a constituent of the benchmark MSCI Emerging Markets Index (Net Dividends), benefited performance for the reporting period, particularly given the relatively strong currency, the Hong Kong dollar. Holdings, such as Hong Kong Exchanges and Clearing performed well. In Korea, the Fund’s holding in electric vehicle battery maker LG Chem Ltd. contributed to performance, as its battery business proved to be resilient amid the broader market selloff.

22	2020 Semi-Annual Report

Aberdeen Emerging Markets Fund (Unaudited) (continued)

Regarding sector positioning, the Fund’s exposure to semiconductor manufacturers had a positive impact on performance for the reporting period. High-quality holdings with solid balance sheets and wide competitive moats,* such as Samsung Electronics Co. Ltd., ASML Holding N.V. and Taiwan Semiconductor Manufacturing Co. Ltd. (TSMC), enhanced Fund performance due to a steady demand outlook for memory chips and smartphones as more businesses instituted work-from-home policies.

Regarding portfolio activity over the reporting period, in addition to IRB Brasil as mentioned previously, we exited the Fund’s positon in South African retailer Massmart Holdings Ltd., as we believed that it had deteriorating fundamentals. We sold the Fund’s shares in South Africa-based telecommunications company MTN Group Ltd. due to the deteriorating macroeconomic environment in Nigeria. We also exited the holding in steel pipe-maker Tenaris SA due to our concerns about the declining oil price and capital expenditure reductions. Additionally, we exited several positions as we believed that there were more compelling opportunities elsewhere: Brazilian brewer Ambev SA; South Korean beauty and cosmetics conglomerate Amorepacific Group; Brazilian food producer BRF S.A.; Indian manufacturing company Grasim Industries Ltd.; Hangzhou Hikvision Digital Technology Co. Ltd., a manufacturer and supplier of video surveillance equipment; Indian automaker Hero Motocorp Ltd.; Brazilian retailer Lojas Renner S.A.; Brazilian commercial real estate development company Multiplan Empreendimentos Imobiliarios SA; Thailand-based cement and building materials company Siam Cement PLC; and Chinese optical products producer Sunny Optical Technology Group Co. Ltd. Additionally, we sold the Fund’s shares in Banco Santander Chile following its relatively strong share-price performance and to reduce the Fund’s exposure to the banking sector. We also trimmed holdings in Indonesia-based Bank Central Asia Tbk PT, Bank Rakyat Indonesia Tbk PT, and Mexican bank Grupo Financiero Banorte, S.A.B. de C.V. (Banorte). Finally, we reduced the Fund’s holdings in several companies that we believe are most exposed to the impact of the pandemic.

In contrast, we took advantage of market weakness to increase the Fund’s exposure to stocks that we believe have attractive long-term growth drivers, such as renewable energy, e-commerce, technology and education. In Brazil, we initiated a holding in WEG S.A. in view of its exposure to the motor and renewables industries. We also established a new positon in Mercado Libre, the leading e-commerce company in Latin America with a burgeoning online and offline payments platform. Additionally, we initiated a holding in Yandex N.V., Russia’s leading internet service provider, as we believe that it has a dominant market position and successful technology ecosystem.

We also took the opportunity to increase the Fund’s exposure to China by initiating several holdings, including New Oriental Education & Technology Group Inc., an after-school K-12 tutoring business benefiting from margin improvement, and online services provider Meituan Dianping based on our view that it has a positive outlook, especially in its core food and travel businesses. In our view, Meituan Dianping’s recent robust results and solid business moat strengthen its investment case. We also initiated holdings in leading solar-wafer manufacturer Longi Green Energy Technology Co Ltd and clothing manufacturer Shenzhou International Group Holdings Ltd. A substantial change in the cost of production of solar modules has meant that solar energy can now be provided more affordably globally, and we anticipate a rise in demand for Longi Green Energy’s products. Shenzhou International Group is a leading clothing manufacturer that we believe has attractive growth prospects.

We are cautious about the outlook for emerging-market equities in the near term. In our view, the outlook for the asset class will remain challenging for some time due to the COVID-19 pandemic, and a global recession appears increasingly likely. Meanwhile, financial conditions are tightening, which most likely will weigh on corporate earnings further. On a positive note, lockdown measures have contributed effectively to stemming the rate of coronavirus infections, and there has been massive monetary and fiscal policy support worldwide. However, there is currently a dislocation as investors await first-quarter 2020 corporate earnings reports. Most companies have revised downward or have withdrawn their forecasts for the year.

In April 2020, we increased the Fund’s cash allocation, which had a negative impact on performance, as did the underweight positions in more cyclical areas such as mining and energy. We will likely retain our cautious stance until we are more comfortable with earnings expectations. We are also consistently assessing the viability of the prospects of the Fund’s holdings, along with their ability to cope with tighter liquidity. Nonetheless, we remain optimistic as we believe that the Fund’s company holdings have solid balance sheets, and many have endured similar market disruptions in the past.

Overall, we believe that the long-term structural trends remain intact for emerging markets, continuing to offer compelling opportunities for astute investors. We believe that our disciplined and focus on quality companies with healthy fundamentals should yield sustainable returns over the longer term.

Portfolio Management:

Global Emerging Markets Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.aberdeenstandard.com/en-us/us/investor/fund-centre.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

*    A moat is a competitive advantage that one company has over other companies in the same industry.

2020 Semi-Annual Report	23

Aberdeen Emerging Markets Fund (Unaudited) (concluded)

Risk Considerations

Foreign securities in which the Fund may invest may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, currency exchange rates, political and economic risks. Fluctuation in currency exchange rates may impact the Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques used are unsuccessful. The foregoing risks are enhanced in emerging market countries.

To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

Equity stocks of small- and mid-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

24	2020 Semi-Annual Report

Aberdeen Emerging Markets Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2020)		Six Month†	1 Yr.	5 Yr.	10 Yr.
Class A2	w/o SC	(14.68%)	(15.84%)	(0.85%)	2.11%
	w/SC3	(19.57%)	(20.69%)	(2.01%)	1.50%
Class C2	w/o SC	(14.95%)	(16.27%)	(1.41%)	1.62%
	w/SC4	(15.79%)	(17.10%)	(1.41%)	1.62%
Class R2,5	w/o SC	(14.78%)	(16.00%)	(1.07%)	1.89%
Institutional Service Class[5,6]	w/o SC	(14.54%)	(15.53%)	(0.56%)	2.24%
Institutional Class[5]	w/o SC	(14.48%)	(15.42%)	(0.41%)	2.43%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

†	Not annualized
2

Returns before the first offering of Class A, Class C and Class R shares (May 21, 2012) are based on the previous performance of the Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class A, Class C and Class R shares would have produced because all classes invest in the same portfolio of securities. Returns would only differ to the extent of the differences in expenses of the classes.

3	A 5.75% front-end sales charge was deducted.
4	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
5	Not subject to any sales charges.

Performance of a $1,000,000* Investment (as of April 30, 2020)

*    Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen Emerging Markets Fund, Morgan Stanley Capital International (MSCI) Emerging Markets Index (Net Dividends), MSCI Emerging Markets Index (Gross Dividends) and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2020. Effective February 28, 2020, the MSCI Emerging Markets Index (Net Dividends) replaced the MSCI Emerging Markets Index (Gross Dividends) as the Fund’s primary benchmark. The change from a gross to a net dividend benchmark is in line with industry practice and is more appropriate for the Fund as it is calculated net of withholding taxes, to which the Fund is generally subject. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI Emerging Markets Index captures large and mid-cap representation across 26 Emerging Markets (EM) countries. With 1,410 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. EM countries in the Index are: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

2020 Semi-Annual Report	25

Aberdeen Emerging Markets Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

April 30, 2020 (Unaudited)

Asset Allocation
Common Stocks	89.5%
Preferred Stocks	9.7%
Short-Term Investment	1.0%
Liabilities in Excess of Other Assets	(0.2%)
100.0%

The following table summarizes the composition of the Fund’s portfolio, in S&P Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 sub-industries. As of April 30, 2020, the Fund did not have more than 25% of its assets invested in any single industry or industry group. The sectors as classified by GICS, are comprised of several industries.

Top Sectors
Financials	23.2%
Information Technology	19.1%
Consumer Discretionary	16.9%
Communication Services	13.8%
Consumer Staples	8.0%
Materials	6.2%
Real Estate	4.2%
Energy	2.9%
Industrials	2.8%
Health Care	1.5%
Other	1.4%
100.0%

Top Holdings*
Tencent Holdings Ltd.	8.7%
Taiwan Semiconductor Manufacturing Co. Ltd.	7.5%
Samsung Electronics Co., Ltd.	7.2%
Ping An Insurance Group Co. of China Ltd., H Shares	4.1%
Housing Development Finance Corp. Ltd.	3.2%
AIA Group Ltd.	2.6%
China Resources Land Ltd.	2.6%
Naspers Ltd., N Shares	2.5%
Kweichow Moutai Co. Ltd., A Shares (Stock Connect)	2.4%
LG Chem Ltd.	2.3%
Other	56.9%
100.0%

*  For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
China	38.4%
India	12.0%
South Korea	9.5%
Taiwan	7.5%
Brazil	6.8%
Hong Kong	5.0%
Russia	4.4%
Indonesia	3.9%
Mexico	3.2%
South Africa	2.5%
Other	6.8%
100.0%

26	2020 Semi-Annual Report

Statement of Investments

April 30, 2020 (Unaudited)
Aberdeen Emerging Markets Fund

	Shares or Principal Amount	Value
COMMON STOCKS (89.5%)
BRAZIL (4.3%)
Consumer Discretionary (1.4%)
MercadoLibre, Inc. (a)	89,080	$ 51,979,071
Industrials (0.8%)
WEG SA	3,811,520	27,994,650
Materials (2.1%)
Vale SA, ADR (a)	8,940,520	73,759,290
		153,733,011
CHINA (38.4%)
Communication Services (12.7%)
58.com, Inc., ADR (a)	1,186,995	61,664,390
Autohome, Inc., ADR	691,930	56,842,049
China Mobile Ltd.	2,667,100	21,440,969
Tencent Holdings Ltd.	5,885,600	309,402,652
		449,350,060
Consumer Discretionary (10.6%)
China International Travel Service Corp. Ltd., A Shares (Stock Connect) (b)	4,430,803	56,797,034
Huazhu Group Ltd., ADR (c)	1,551,435	55,867,174
Meituan Dianping, B Shares (a)	3,085,400	41,310,674
Midea Group Co. Ltd., A Shares (Stock Connect) (b)	8,853,546	66,343,362
New Oriental Education & Technology Group, Inc., ADR (a)	302,804	38,655,959
Prosus (a)	818,538	62,054,081
Shenzhou International Group Holdings Ltd.	2,617,100	30,205,603
Yum China Holdings, Inc.	472,939	22,918,624
		374,152,511
Consumer Staples (2.4%)
Kweichow Moutai Co. Ltd., A Shares (Stock Connect) (b)	472,915	84,246,900
Financials (5.5%)
China Merchants Bank Co. Ltd., H Shares	10,496,000	49,670,311
Ping An Insurance Group Co. of China Ltd., H Shares	14,314,000	145,662,962
		195,333,273
Health Care (1.5%)
Wuxi Biologics Cayman, Inc. (a)(d)	3,309,000	51,509,264
Industrials (1.4%)
Shanghai International Airport Co. Ltd., A Shares (Stock Connect) (b)	4,903,189	48,629,438
Information Technology (1.1%)
LONGi Green Energy Technology Co. Ltd., A Shares (b)	9,355,006	40,474,455
Real Estate (2.6%)
China Resources Land Ltd.	21,974,000	90,801,035

	Shares or Principal Amount	Value
Utilities (0.6%)
China Resources Gas Group Ltd.	4,070,000	$ 22,874,752
		1,357,371,688
HONG KONG (5.0%)
Consumer Staples (0.9%)
Budweiser Brewing Co. APAC Ltd. (a)(d)	11,261,500	30,602,252
Financials (4.1%)
AIA Group Ltd.	10,057,600	92,306,305
Hong Kong Exchanges & Clearing Ltd.	1,650,965	52,933,465
		145,239,770
		175,842,022
INDIA (12.0%)
Consumer Staples (2.3%)
Hindustan Unilever Ltd.	1,398,100	40,667,154
ITC Ltd.	17,024,401	40,789,737
		81,456,891
Financials (6.5%)
Housing Development Finance Corp. Ltd.	4,541,170	114,876,968
Kotak Mahindra Bank Ltd.	3,668,705	65,802,464
SBI Life Insurance Co. Ltd. (d)	4,946,046	47,487,458
		228,166,890
Information Technology (2.0%)
Tata Consultancy Services Ltd.	2,686,477	71,297,362
Materials (1.2%)
UltraTech Cement Ltd.	902,496	41,983,866
		422,905,009
INDONESIA (3.9%)
Consumer Discretionary (0.9%)
Astra International Tbk PT	132,058,200	33,776,038
Financials (2.4%)
Bank Central Asia Tbk PT	31,101,500	53,873,701
Bank Rakyat Indonesia Persero Tbk PT	166,510,200	30,286,103
		84,159,804
Materials (0.6%)
Indocement Tunggal Prakarsa Tbk PT	27,489,700	21,336,196
		139,272,038
MACAU (1.5%)
Consumer Discretionary (1.5%)
Sands China Ltd.	13,265,600	53,705,725
MEXICO (3.2%)
Consumer Staples (1.6%)
Fomento Economico Mexicano SAB de CV, ADR	907,601	58,385,972

See accompanying Notes to Financial Statements.

2020 Semi-Annual Report	27

Statement of Investments (concluded)

April 30, 2020 (Unaudited)
Aberdeen Emerging Markets Fund

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
MEXICO (continued)
Financials (1.0%)
Grupo Financiero Banorte SAB de CV, Class O	12,865,739	$ 35,221,836
Industrials (0.6%)
Grupo Aeroportuario del Sureste SAB de CV, Class B	1,960,650	19,591,043
		113,198,851
NETHERLANDS (1.3%)
Information Technology (1.3%)
ASML Holding NV	160,100	46,762,852
PHILIPPINES (2.4%)
Financials (0.8%)
Bank of the Philippine Islands	23,556,014	27,055,278
Real Estate (1.6%)
Ayala Land, Inc.	89,845,300	56,092,374
		83,147,652
RUSSIA (4.4%)
Communication Services (1.1%)
Yandex (a)	1,021,500	38,592,270
Energy (2.2%)
LUKOIL PJSC, ADR	737,654	47,630,319
Novatek PJSC	2,141,445	29,785,231
		77,415,550
Financials (1.1%)
Sberbank of Russia PJSC	14,959,856	39,460,694
		155,468,514
SOUTH AFRICA (2.5%)
Consumer Discretionary (2.5%)
Naspers Ltd., N Shares	559,860	87,141,311
SOUTH KOREA (2.3%)
Materials (2.3%)
LG Chem Ltd.	261,304	81,190,591
TAIWAN (7.5%)
Information Technology (7.5%)
Taiwan Semiconductor Manufacturing Co. Ltd.	26,139,017	263,685,065
TURKEY (0.8%)
Consumer Staples (0.8%)
BIM Birlesik Magazalar A.S.	3,686,717	29,273,638
Total Common Stocks		3,162,697,967
PREFERRED STOCKS (9.7%)
BRAZIL (2.5%)
Energy (0.7%)
Petroleo Brasileiro SA	6,728,430	22,333,651

	Shares or Principal Amount	Value
Financials (1.8%)
Banco Bradesco SA, ADR, Preferred Shares, 1.94%	18,348,434	$ 64,586,488
		86,920,139
SOUTH KOREA (7.2%)
Information Technology (7.2%)
Samsung Electronics Co., Ltd.	7,388,847	256,138,793
Total Preferred Stocks		343,058,932
SHORT-TERM INVESTMENT (1.0%)
UNITED STATES (1.0%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.22% (e)	35,309,914	35,309,914
Total Short-Term Investment		35,309,914
Total Investments (Cost $3,410,871,656) (f)—100.2%		3,541,066,813
Liabilities in Excess of Other Assets—(0.2)%		(5,406,939)
Net Assets—100.0%		$3,535,659,874

(a)     Non-income producing security.

(b)     China A Shares. These shares are issued in local currency, traded in the local stock markets and are held through either a Qualified Foreign Institutional Investor (QFII) license or the Shanghai or Shenzhen Hong-Kong Stock Connect program.

(c)     All or a portion of the securities are on loan. The total value of all securities on loan is $3,302,116. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers. See Note 2(j) of the accompanying Notes to Financial Statements.

(d)    Denotes a security issued under Regulation S or Rule 144A.

(e)     Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2020.

(f)        See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR    American Depositary Receipt

See accompanying Notes to Financial Statements.

28	2020 Semi-Annual Report

Aberdeen Focused U.S. Equity Fund (Unaudited)

Aberdeen Focused U.S. Equity Fund (Institutional Class shares net of fees) returned 1.03% for the six-month period ended April 30, 2020, versus the –3.16% return of its benchmark, the U.S. broader-market S&P 500 Index,1 during the same period.

U.S. equity markets experienced significant bouts of volatility over the six-month period ended April 30, 2020. Major stock market indices continued to move higher over the first half of the reporting period, bolstered by generally positive economic data reports and news of a “phase one” agreement in the U.S.-China trade dispute. In February and March 2020, there was a notable selloff amid investors’ fears surrounding the impact of the worldwide spread of the coronavirus (COVID-19) pandemic on the global economy. Stock prices subsequently rebounded in April as investors welcomed incremental positive developments regarding a slowdown in the spread of the coronavirus and appeared to express optimism about the prospect of the U.S. economy beginning a phased-in “reopening.” Shares of U.S. large-cap companies, as represented by the broader-market S&P 500 Index, returned –3.16% for the reporting period, and significantly outperformed the –15.47% return of small-cap stocks, as measured by the U.S. broader-market Russell 2000 Index.2 Within the S&P 500 Index, the energy sector fell sharply during the reporting period due to declining demand and potentially increasing supply as disagreements among members of the Organization of the Petroleum Exporting Countries (OPEC) caused oil prices to crash. The financials and industrials sectors also posted double-digit losses and substantially lagged the overall U.S. market. Conversely, the information technology sector garnered a double-digit gain, with particular strength in the software and service subsector. The healthcare and consumer discretionary sectors also recorded positive returns and notably outperformed the return of the S&P 500 Index return for the reporting period.

In early- and mid-March 2020, the U.S. Federal Reserve (Fed) responded to the market carnage by implementing two separate emergency rate cuts totaling 50 and 100 basis points (bps), respectively, lowering the federal funds target rate to a range of 0.00% to 0.25%. In a statement issued following its policy meeting on April 28-29 2020, the Fed noted that it is “committed to using its full range of tools to support the U.S. economy in this challenging time, thereby promoting its maximum employment and price stability goals.” On the fiscal policy front, the unfolding labor market crisis prompted the U.S. Congress to enact a relief package totaling more than $2 trillion. The legislation included funding for the Fed to leverage lending to corporations; loan/grants to small- and medium-sized enterprises (SMEs); direct cash payments to individuals; tax breaks; expanded unemployment benefits; and aid to healthcare providers and state and local governments.

U.S. economic news was mixed over the reporting period, reflecting the dichotomy between the healthy pre-pandemic picture and an abruptly stalled economy under “lockdown.”

•              The pandemic significantly hampered the U.S. economy in the first quarter of 2020. U.S. gross domestic product (GDP) decreased at an annualized rate of 5.0% in the first three months of the year, down sharply from the 2.1% increase in the fourth quarter of 2019.2 The downturn in the first quarter of 2020 was attributable mainly to a notable decline in consumer spending. There also were decreases in nonresidential fixed investment and exports. Conversely, increases in residential fixed investment, federal government spending, and state and local government spending, as well as a decrease in imports, contributed positively to GDP for the quarter.

•              Prior to the pandemic, U.S. non-farm payrolls rose by an average of 233,000 for the first four months of the reporting period.4 However, employment plummeted by 21.3 million over the last two months of the period – including 20.5 million job losses in April – as the “shelter-in-place” requirements for much of the country hampered the economy. The unemployment rate climbed 11.1 percent over the reporting period, ending with a 10.3 percent spike in April to 14.7% – its highest level on record, according to the U.S. Labor Department’s data going back to 1948. As expected, the leisure and hospitality industry saw the greatest job losses in April due to the COVID-19-related closures of many restaurants and entertainment venues, with employment in that sector plummeting by 7.7 million. Furthermore, education and health services sector payrolls declined by 2.5 million over the month.

•              Even after excluding a significant drop in volatile energy costs, the U.S. Consumer Price Index5 dipped 0.4% in April 2020 – the largest monthly decrease in inflation since the U.S. Department of Labor began tracking inflation data in 1957.6 The most notable price downturns were in apparel and transportation services, which were hampered more proportionately by the nationwide “lockdown” due to the pandemic.

The Fund’s outperformance relative to its benchmark, the S&P 500 Index, for the reporting period was attributable primarily to stock selection in the real estate sector and overweight allocations to the consumer discretionary, financials and information technology sectors. The largest contributors to Fund performance among individual holdings included internet retailing giant Amazon.com Inc., software and cloud-computing services provider Adobe Inc., and data center-focused real estate investment trust (REIT) Equinix Inc.

1

The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

2

The Russell 2000 Index is an unmanaged index considered representative of U.S. small-cap stocks. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

3	Source: U.S. Department of Commerce, April 2020
4	Source: U.S. Department of Labor, May 2020
5	The Consumer Price Index is a measure of the average change over time in the prices that consumers pay for a basket of consumer goods and services.
6	Source: U.S. Department of Labor, May 2020

2020 Semi-Annual Report	29

Aberdeen Focused U.S. Equity Fund (Unaudited) (concluded)

Amazon.com’s stock price rose sharply after the company posted strong results for the fourth quarter of its 2019 fiscal year. The company saw healthy year-over-year revenue and earnings growth attributable mainly to a significant increase in orders during the holiday season in November and December 2019, as well as strength in its Amazon Web Services business. Adobe Inc. garnered robust year-over-year revenue and earnings growth for both the fourth quarter of its 2019 fiscal year and the first quarter of its 2020 fiscal year. The company’s results for both periods were bolstered by strength in its Digital Media and Digital Experience business segments. Shares of Equinix Inc. moved higher in the second half of the reporting period as data centers are benefiting from acceleration in digitization as result of the spread of COVID-19.

In contrast, Fund performance versus the benchmark for the reporting period was hampered by an underweight position in the healthcare sector and stock selection in the energy sector. The primary individual stock detractors from performance were oil and gas company EOG Resources Inc. and aerospace and defense company Raytheon Technologies Corp. (formerly Raytheon Co.), along with the absence of a position in tech giant Apple Inc.

Shares of EOG Resources moved lower as oil prices fell sharply due to declining demand and potentially increasing supply amid a price war among members of the Organization of the Petroleum Exporting Countries (OPEC). We subsequently exited the Fund’s position in the company in March 2020. Raytheon Technologies Corp.’s stock price declined in late February after the European Union (EU) delayed its decision on the proposed merger of Raytheon Co. and United Technologies Corp. The EU subsequently approved the merger, which was completed in April 2020. The two companies now operate under the name of Raytheon Technologies Corporation. The Fund does not have a position in Apple Inc. While we acknowledge the company’s innovations, we historically have had concerns with the lack of visibility into its business and its high dependence on a single product. We also have questioned the sustainability of the company’s revenue growth and margin profile over longer periods.

Regarding portfolio activity over the reporting period, we initiated holdings in diversified financial services companies American Express Co. and Citigroup Inc.; Air Products and Chemicals Inc., a supplier of industrial gases; and diversified media company The Walt Disney Co.

Conversely, we exited the Fund’s positions in oil and gas company EOG Resources; financial services company First Republic Bank; commercial bank M&T Bank Corp.; semiconductor manufacturer Texas Instruments Inc.; and luxury goods retailer Tiffany & Co.

There remains uncertainty on the horizon – an environment in which it is difficult to invest. While the COVID-19 curve has been flattened in the U.S., the number of new cases has not yet begun to decline and the flattening is inconsistent across regions. There remains much tension around when and how the economy will reopen, which is necessary for the economy to stabilize and improve, but we are also wary that being too cavalier in a rush to boost economic activity could have adverse outcomes. On the policy front, we remain encouraged by the amount of federal support flowing into the U.S. economy to sustain citizens and businesses of all sizes heading into this recession.

In our view, the market is implying that 2021 will largely show a ramp back in revenues and profitability, but accurately gauging where earnings may land is difficult at this stage. With that as a backdrop, we find it difficult to say whether current (i.e., one-year forward) valuations are reasonable as visibility is low, but also because we take a longer-term view when assessing our opportunity set. Nonetheless, we feel that downside risks are more limited and longer-term upside for the market is attractive. That is not to say there will not be volatility in the short term. However, we view the current backdrop as attractive and opportunistic given our longer-term investment horizon.

Portfolio Management:

North American Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.aberdeenstandard.com/en-us/us/investor/fund-centre.

Investing in mutual funds involves risk, including possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

Because the Fund invests a greater proportion of its assets in the securities of a smaller number of issuers, the Fund will be subject to greater volatility with respect to its investments than a fund that invests in a larger number of securities.

Equity stocks of small- and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

30	2020 Semi-Annual Report

Aberdeen Focused U.S. Equity Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2020)		Six Month†	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	0.87%	6.93%	7.04%	4.86%
	w/ SC2	(4.89%)	0.74%	5.78%	4.24%
Class C	w/o SC	0.29%	5.89%	6.31%	4.14%
	w/ SC3	(0.51%)	5.05%	6.31%	4.14%
Class R4	w/o SC	0.63%	6.65%	6.67%	4.49%
Institutional Service Class[4]	w/o SC	0.93%	7.15%	7.23%	5.00%
Institutional Class[4]	w/o SC	1.03%	7.45%	7.41%	5.21%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

†	Not annualized
1

The Fund changed its investment strategies effective November 15, 2017. Performance information for periods prior to November 15, 2017 does not reflect the current investment strategy. In connection with the change in investment strategy, the Fund changed its name from Aberdeen Equity Long-Short Fund to Aberdeen Focused U.S. Equity Fund.

2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

Performance of a $10,000 Investment (as of April 30, 2020)

Comparative performance of $10,000 invested in Class C shares of the Aberdeen Focused U.S. Equity Fund, the S&P 500® Index, and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2020. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The S&P 500® Index represents large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available U.S. market capitalization.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

2020 Semi-Annual Report	31

Aberdeen Focused U.S. Equity Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

April 30, 2020 (Unaudited)

Asset Allocation
Common Stocks	98.7%
Short-Term Investment	1.2%
Other Assets in Excess of Liabilities	0.1%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in S&P Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 sub-industries. As of April 30, 2020, the Fund did not have more than 25% of its assets invested in any single industry or industry group. The sectors as classified by GICS, are comprised of several industries.

Top Sectors
Information Technology	26.0%	*
Financials	13.0%
Consumer Discretionary	11.4%
Communication Services	10.7%
Health Care	10.6%
Industrials	8.9%
Consumer Staples	6.4%
Materials	4.3%
Real Estate	3.9%
Utilities	3.5%
Other	1.3%
	100.0%

*               As of April 30, 2020, the Fund’s holdings in the Information Technology sector were allocated to three industries: Software (16.9%), Commercial Services & Supplies (5.7%) and Diversified Telecommunication Services (3.4%).

Top Holdings*
Microsoft Corp.	8.3%
Amazon.com, Inc.	8.0%
Visa, Inc., Class A	5.7%
Alphabet, Inc., Class A	5.1%
Fidelity National Information Services, Inc.	4.3%
Air Products & Chemicals, Inc.	4.3%
Adobe, Inc.	4.2%
Equinix, Inc., REIT	3.9%
Boston Scientific Corp.	3.6%
NextEra Energy, Inc.	3.5%
Other	49.1%
100.0%

*               For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United States	92.9%
Israel	3.5%
Canada	3.5%
Other	0.1%
100.0%

32	2020 Semi-Annual Report

Statement of Investments

April 30, 2020 (Unaudited)

Aberdeen Focused U.S. Equity Fund

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (98.7%)
Communication Services (10.7%)
Alphabet, Inc., Class A (a)	651	$876,702
Comcast Corp., Class A	13,766	518,015
Walt Disney Co.	3,955	427,733
		1,822,450

Consumer Discretionary (11.4%)
Amazon.com, Inc. (a)	552	1,365,648
TJX Cos., Inc. (The)	11,961	586,687
		1,952,335

Consumer Staples (6.4%)
Alimentation Couche-Tard, Inc., Class B	21,161	590,462
Costco Wholesale Corp.	1,656	501,768
		1,092,230

Financials (13.0%)
American Express Co.	6,025	549,781
Charles Schwab Corp. (The)	14,975	564,857
Citigroup, Inc.	10,828	525,808
Intercontinental Exchange, Inc.	6,588	589,296
		2,229,742

Health Care (10.6%)
Baxter International, Inc.	6,693	594,204
Boston Scientific Corp. (a)	16,589	621,756
UnitedHealth Group, Inc.	2,031	594,007
		1,809,967

Industrials (8.9%)
IHS Markit Ltd.	7,427	499,837
Kansas City Southern	4,242	553,793
Raytheon Technologies Corp.	7,349	476,289
		1,529,919

Information Technology (26.0%)
Adobe, Inc. (a)	2,034	719,304
Fidelity National Information Services, Inc.	5,631	742,672
Microsoft Corp.	7,928	1,420,777
NICE Ltd., ADR (a)	3,613	593,616
Visa, Inc., Class A	5,475	978,492
		4,454,861

Materials (4.3%)
Air Products & Chemicals, Inc.	3,233	729,300

Real Estate (3.9%)
Equinix, Inc., REIT	976	658,995

Utilities (3.5%)
NextEra Energy, Inc.	2,613	603,917
Total Common Stocks		16,883,716

	Shares or
	Principal
	Amount	Value

SHORT-TERM INVESTMENT (1.2%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.22% (b)	205,477	$205,477
Total Short-Term Investment		205,477
Total Investments (Cost $14,699,855) (c)—99.9%		17,089,193
Other Assets in Excess of Liabilities—0.1%		14,337
Net Assets—100.0%		$17,103,530

(a)     Non-income producing security.

(b)     Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2020.

(c)     See accompanying Notes to Statements of Investments for tax unrealized appreciation/(depreciation) of securities.

ADR                    American Depositary Receipt

REIT                  Real Estate Investment Trust

See accompanying Notes to Financial Statements.

2020 Semi-Annual Report	33

Aberdeen Global Equity Fund (Unaudited)

Aberdeen Global Equity Fund (Institutional Class shares net of fees) returned –5.91% for the six-month period ended April 30, 2020, versus the –7.68% return of its benchmark, the MSCI All Country (AC) World Index (Net Dividends), during the same period.

Global equities declined over the six-month period ended April 30, 2020. Stock prices advanced in the first half of the period as tensions between the U.S. and China eased and prospects of a partial deal between the world’s two largest economies improved. At the beginning of 2020, the U.S. broader-market S&P 500 Index1 touched a record high in the wake of the U.S.-China trade truce and generally positive economic data. In late February, however, the spread of COVID-19 pandemic from China to other parts of the world rattled global stock markets. In response, the U.S. government unveiled a US$2 trillion stimulus program and the U.S. Federal Reserve implemented emergency interest-rate cuts, which provided some respite for investors. Many other global central banks followed suit. On the corporate front, many companies withdrew earlier forecasts as countries closed their borders and imposed lockdowns. An oil-price plunge further battered investor sentiment after a Saudi Arabia-Russian pact to limit supply collapsed amid slowing demand due to the pandemic. Global equity markets rebounded towards the end of the period in April, aided by unprecedented monetary and fiscal stimulus globally, and a slowdown in the rate of new COVID-19 infections in many countries.

The Fund outperformed its benchmark, the MSCI AC World Index (Net Dividends), over the reporting period due to positive stock selection in various markets.

Among individual holdings, Chinese internet giant Tencent Holdings Ltd. was a notable contributor to Fund performance for the reporting period, as its video game and social media offerings made it a potential beneficiary from the COVID-19 pandemic keeping people sheltering in place at home. Autodesk Inc.’s stock price rose after the U.S.-based software services provider posted better-than-expected earnings and an increase in cash flows for the fourth quarter of its 2020 fiscal year. We added to the Fund’s holding in the company during the reporting period as we believe that it remains well-positioned to benefit from structural growth in its underlying markets. Swiss drug-maker Roche Holdings AG was buoyed by investors’ turn towards relatively defensive healthcare stocks. Additionally, near the end of the reporting period, the company’s shares were boosted by its plans to assist U.S. authorities in a phase 3 trial to study the effects of its arthritis drug, Actemra, on COVID-19 patients. We trimmed the Fund’s position in Roche Holdings to take some profits following the run-up in its share price.

Conversely, the Fund’s underweight allocation to the U.S. and overweight to Brazil relative to the benchmark MSCI AC World Index (Net Dividends) weighed on performance for the reporting period. Shares of the Fund’s holding in Banco Bradesco moved lower due to slowing economic growth and investors’ fears of asset-quality deterioration. We believe that the Brazilian bank retains a good-quality loan portfolio and that its well-capitalized position will help it navigate through these challenging times. U.S. oilfield services provider Schlumberger Ltd.’s stock price declined due to the global oil-price slump. We exited the Fund’s position in the company as its outlook continued to deteriorate, with oil producers likely to reduce capital expenditure in light of softening prices, in our view. Shares of Australian exchange-listed Treasury Wine Estates declined after the wine-maker downgraded its earnings outlooks for 2020 and 2021. Specifically, the company was hampered by unexpected leadership changes in the U.S., and aggressive discounting and higher promotional activity. We sold the Fund’s shares in Treasury Wine Estates after the company revealed plans to spin off its popular Penfolds brand, which leaves the segment more reliant on the struggling commercial wine industry. In our opinion, the timing, lack of detail, rationale and continued dominance of the outgoing chief executive weakened the investment case and reduced our conviction in the company.

Regarding portfolio activity, we initiated six holdings in the Fund during the reporting period. In the U.S., we established new positions in market-leading e-commerce and cloud platform provider Amazon.com Inc., as we believe that it has a long runway for growth, which should lead to improved cash-generation; athletic apparel company Nike Inc., which in our view has a solid brand, market leading-position and opportunities to accelerate growth through a shift to more direct consumer sales; heavy-equipment manufacturer Deere & Co., which has an established brand and generates recurring revenue through providing maintenance services; and medical device maker Boston Scientific Corp., which has a diversified portfolio of products for which it is a market leader. We also initiated holdings in Anglo-Swedish drug-maker AstraZeneca PLC, as we believe that it offers an attractive dividend yield and has a strong drug portfolio; and Dutch brewer Heineken N.V., which in our view may provide strong gains and growth opportunities at an attractive valuation.

In addition to Schlumberger Ltd. and Treasury Wine Estates as previously noted, we exited the Fund’s positions in the following companies during the reporting period: UK-based engine manufacturer Rolls Royce Holdings PLC given our uncertainty over its ability to reach our free cash-flow targets; U.S. healthcare conglomerate Johnson & Johnson due to the issues with its products, as well as legal troubles that have made it difficult for us to value the company accurately; Indian tobacco company ITC Ltd. following a government policy decision that will lead to higher taxes for the company; Mexican convenience store and beverage company Fomento Económico Mexicano, S.A.B. de C.V. (FEMSA), given the Fund’s exposure to Heineken, which has a larger geographical footprint; U.S.-based asset manager and brokerage firm The Charles Schwab Corp. in an effort to reduce relative cyclicality in the Fund. Furthermore, we exited the Fund’s positions in UK-based tobacco company British American Tobacco PLC, Canadian fertilizer producer Nutrien Ltd., and UK exchange-listed lender Standard Chartered PLC,

1

The S&P 500 Index is an unmanaged index considered representative of the broader U.S. stock market. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

34	2020 Semi-Annual Report

Aberdeen Global Equity Fund (Unaudited) (concluded)

in favor of what we believed were better investment opportunities elsewhere.

In light of the recent bouts of volatility driven by pandemic fears, we have reassessed the Fund’s underlying holdings to consider the potential impact of the COVID-19 pandemic. We are talking to management teams and updating our strategy as the situation unfolds. Most of the companies have experienced, or are expecting, an adverse impact on earnings and cash flows. Nevertheless, we take a long-term view. We believe that, in most cases, these are high-quality companies whose economic moats2 and structural drivers remain intact. In our view, they are also broadly supported by reasonable margins and solid balance sheets, with capable management teams at the helm. Furthermore, we believe that global equity valuations are generally at compelling levels, presenting opportunities to add to our preferred Fund holdings or initiate new positions. We believe that our diversification3 strategy has kept the Fund’s performance resilient thus far. Fund holdings whose businesses performed relatively well during the reporting period counterbalanced others in sectors in which the pandemic has had a more negative impact.

Certain macro indicators recently have implied that economic activity has returned, especially in China and parts of Asia that were the first to be hit by the virus. However, we refrain from concluding that things are back to normal. Some businesses will be disrupted for a long period, while others stand to benefit post-COVID-19. In such fluid times, we believe that good bottom-up analysis and stock selection are even more crucial. In our view, we have the advantage of an effective proprietary research platform, and a well-resourced and experienced Fund management team that has navigated many past crises. We remain disciplined in putting capital to work to ensure the Fund’s largest weights are in those high-quality companies that we believe have the highest potential returns. We believe that this will continue to benefit the Fund’s performance.

Portfolio Management:

Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.aberdeenstandard.com/en-us/us/investor/fund-centre.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

Foreign securities in which the Fund may invest may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standard, currency exchange rates, political and economic risks. Fluctuation in currency exchange rates may impact the Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques used are unsuccessful. The foregoing risks are enhanced in emerging market countries.

To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

Equity stocks of small- and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

2	A moat is a competitive advantage that one company has over other companies in the same industry.
3	Diversification does not ensure a profit or protect against a loss in a declining market.

2020 Semi-Annual Report	35

Aberdeen Global Equity Fund (Unaudited)

Average Annual Total Return (For periods ended April 30, 2020)		Six Month†	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	(6.11%)	(5.74%)	1.51%	4.49%
	w/ SC1	(11.48%)	(11.15%)	0.32%	3.87%
Class C	w/o SC	(6.42%)	(6.34%)	0.86%	3.81%
	w/ SC2	(7.33%)	(7.26%)	0.86%	3.81%
Class R3	w/o SC	(6.29%)	(6.13%)	1.15%	4.18%
Institutional Service Class[3,4]	w/o SC	(6.03%)	(5.53%)	1.81%	4.77%
Institutional Class[3]	w/o SC	(5.91%)	(5.39%)	1.84%	4.83%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

†	Not annualized
1	A 5.75% front-end sales charge was deducted.
2	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
3	Not subject to any sales charges.
4

Returns before the first offering of the Institutional Service Class shares (December 19, 2011) are based on the previous performance of the Fund’s Class A shares. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what the Institutional Service Class would have produced because both classes invest in the same portfolio of securities. Returns would only differ to the extent of the differences in expenses of the classes.

Performance of a $10,000 Investment (as of April 30, 2020)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Global Equity Fund, Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) (Net Dividends), MSCI World Index (Net Dividends) and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2019. Effective February 28, 2020, the MSCI All Country World Index (Net Dividends) replaced the MSCI All Country World Index (Gross Dividends) as the Fund’s primary benchmark. The change from a gross to a net dividend benchmark is in line with industry practice and is more appropriate for the Fund as it is calculated net of withholding taxes, to which the Fund is generally subject. Effective June 1, 2019, the MSCI ACWI replaced the MSCI World Index as the Fund’s primary benchmark. The

Adviser believes that the MSCI ACWI is a more meaningful comparison given the nature of the emerging markets exposure of the Fund’s holdings. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors cannot invest directly in market indexes.

MSCI ACWI captures large and mid cap representation across 23 Developed Markets (DM) and 26 Emerging Markets (EM) countries. With 3,060 constituents, the index covers approximately 85% of the global investable equity opportunity set. DM countries in the Index are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US. EM countries in the Index are: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The MSCI World Index captures large- and mid-cap representation across 23 Developed Markets (DM) countries. With 1,650 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries in the Index are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

36	2020 Semi-Annual Report

Aberdeen Global Equity Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

April 30, 2020 (Unaudited)

Asset Allocation
Common Stocks	94.5%
Preferred Stocks	3.1%
Short-Term Investment	2.1%
Other Assets in Excess of Liabilities	0.3%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in S&P Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 sub-industries. As of April 30, 2020, the Fund did not have more than 25% of its assets invested in any single industry or industry group. The sectors as classified by GICS, are comprised of several industries.

Top Sectors
Information Technology	22.2%
Health Care	16.3%
Financials	15.6%
Consumer Staples	11.9%
Consumer Discretionary	9.7%
Communication Services	7.3%
Industrials	7.1%
Materials	4.9%
Energy	2.6%
Other	2.4%
100.0%

Top Holdings*
Microsoft Corp.	4.7%
Tencent Holdings Ltd.	4.4%
Visa, Inc., Class A	4.0%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	3.7%
Autodesk, Inc.	3.4%
AIA Group Ltd.	3.3%
Roche Holding AG	3.0%
Alphabet, Inc., Class A	2.9%
CME Group, Inc.	2.8%
Novartis AG	2.8%
Other	65.0%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United States	48.1%
United Kingdom	8.2%
Switzerland	8.2%
Japan	7.5%
China	4.4%
Taiwan	3.7%
Hong Kong	3.3%
Netherlands	2.5%
Singapore	2.4%
Australia	2.2%
Other	9.5%
100.0%

2020 Semi-Annual Report	37

Statement of Investments

April 30, 2020 (Unaudited)

Aberdeen Global Equity Fund

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (94.5%)
AUSTRALIA (2.2%)
Health Care (2.2%)
CSL Ltd.	2,700	$538,184

CHINA (4.4%)
Communication Services (4.4%)
Tencent Holdings Ltd.	20,200	1,061,902

FRANCE (1.9%)
Consumer Discretionary (1.9%)
LVMH Moet Hennessy Louis Vuitton SE	1,200	463,911

HONG KONG (3.3%)
Financials (3.3%)
AIA Group Ltd.	86,900	797,548

INDIA (2.2%)
Financials (2.2%)
Housing Development Finance Corp. Ltd.	20,800	526,173

JAPAN (7.5%)
Health Care (1.8%)
Sysmex Corp.	6,200	428,341

Industrials (1.7%)
FANUC Corp.	2,410	393,344

Information Technology (2.5%)
Keyence Corp.	1,700	606,920

Materials (1.5%)
Shin-Etsu Chemical Co. Ltd.	3,300	363,997
		1,792,602

NETHERLANDS (2.5%)
Consumer Staples (2.5%)
Heineken NV	6,900	586,913

SINGAPORE (2.4%)
Financials (2.4%)
Oversea-Chinese Banking Corp. Ltd.	90,985	580,512

SWEDEN (2.0%)
Industrials (2.0%)
Atlas Copco AB, A Shares	13,900	479,056

SWITZERLAND (8.2%)
Consumer Staples (2.4%)
Nestle SA	5,400	571,914

Health Care (5.8%)
Novartis AG	7,800	665,640
Roche Holding AG	2,100	727,224
		1,392,864
		1,964,778

	Shares or
	Principal
	Amount	Value

TAIWAN (3.7%)
Information Technology (3.7%)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	16,500	$876,645

UNITED KINGDOM (8.2%)
Consumer Staples (2.5%)
Diageo PLC	17,400	599,079

Health Care (2.3%)
AstraZeneca PLC	5,200	543,879

Industrials (1.4%)
Experian PLC	11,400	342,346

Materials (2.0%)
Croda International PLC	7,939	486,817
		1,972,121

UNITED STATES (46.0%)
Communication Services (2.9%)
Alphabet, Inc., Class A (a)	520	700,284

Consumer Discretionary (7.8%)
Amazon.com, Inc. (a)	180	445,320
Booking Holdings, Inc. (a)	330	488,588
NIKE, Inc., Class B	4,000	348,720
TJX Cos., Inc. (The)	12,000	588,600
		1,871,228

Consumer Staples (4.5%)
Estee Lauder Cos., Inc. (The), Class A	3,500	617,400
PepsiCo, Inc.	3,550	469,630
		1,087,030

Energy (2.6%)
EOG Resources, Inc.	13,100	622,381

Financials (6.5%)
CME Group, Inc.	3,800	677,198
First Republic Bank	3,700	385,873
Intercontinental Exchange, Inc.	5,400	483,030
		1,546,101

Health Care (4.2%)
Boston Scientific Corp. (a)	13,000	487,240
PRA Health Sciences, Inc. (a)	5,500	530,750
		1,017,990

Industrials (2.0%)
Deere & Co.	3,300	478,698

Information Technology (14.1%)
Autodesk, Inc. (a)	4,300	804,659
Fidelity National Information Services, Inc.	3,700	487,993
Microsoft Corp.	6,200	1,111,102
Visa, Inc., Class A	5,400	965,088
		3,368,842

See accompanying Notes to Financial Statements.

38	2020 Semi-Annual Report

Statement of Investments (concluded)

April 30, 2020 (Unaudited)

Aberdeen Global Equity Fund

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
UNITED STATES (continued)
Materials (1.4%)
Linde PLC	1,800	$331,182
		11,023,736
Total Common Stocks		22,664,081

PREFERRED STOCKS (3.1%)
BRAZIL (1.2%)
Financials (1.2%)
Banco Bradesco SA, ADR, Preferred Shares, 1.94%	81,804	287,950

SOUTH KOREA (1.9%)
Information Technology (1.9%)
Samsung Electronics Co. Ltd., GDR	500	442,500
Total Preferred Stocks		730,450

	Shares or
	Principal
	Amount	Value

SHORT-TERM INVESTMENT (2.1%)
UNITED STATES (2.1%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.22% (b)	505,599	$505,599
Total Short-Term Investment		505,599
Total Investments (Cost $20,879,609) (c)—99.7%		23,900,130
Other Assets in Excess of Liabilities—0.3%		73,104
Net Assets—100.0%		$23,973,234

(a)     Non-income producing security.

(b)     Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2020.

(c)     See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR       American Depositary Receipt

GDR      Global Depositary Receipt

PLC       Public Limited Company

See accompanying Notes to Financial Statements.

2020 Semi-Annual Report	39

Aberdeen Global Infrastructure Fund (Unaudited)

Aberdeen Global Infrastructure Fund (Institutional Class shares net of fees) returned –15.52% for the six-month period ended April 30, 2020, versus the –7.68% return of its primary benchmark, the MSCI All Country (AC) World Index, and the –20.07% return of its secondary benchmark, the S&P Global Infrastructure Index (Net Dividends), during the same period.

Global equities declined over the six-month period ended April 30, 2020. Stock prices advanced in the first half of the period as tensions between the U.S. and China eased and prospects of a partial deal between the world’s two largest economies improved. At the beginning of 2020, the U.S. broader-market S&P 500 Index1 touched a record high in the wake of the U.S.-China trade truce and generally positive economic data. In late February, however, the spread of the COVID-19 pandemic from China to other parts of the world rattled global stock markets. In response, the U.S. government unveiled a $2 trillion stimulus program and the U.S. Federal Reserve implemented emergency interest-rate cuts, which provided some respite for investors. Many other global central banks followed suit. On the corporate front, many companies withdrew earlier earnings forecasts as countries closed their borders and imposed lockdowns. An oil-price plunge further battered investor sentiment after a Saudi Arabia-Russia pact to limit supply collapsed amid slowing demand due to the pandemic. Global equity markets rebounded toward the end of the period, aided by unprecedented central bank and government monetary and fiscal stimulus globally, and a slowdown in the rate of new COVID-19 infections in many countries.

Despite generally being viewed as defensive, the infrastructure sector could not avoid the severe market decline during the reporting period. Within the infrastructure sector, traffic on roadways and airports was negatively impacted by travel restrictions due to COVID-19. Despite this setback, we believe that airports and roadways are strategic and valuable assets for economic growth. During the reporting period, regulated utilities held up relatively well and, in our view, could continue to do so, given their defensive nature. Elsewhere, telecommunications companies and, more specifically cell towers, should benefit from increased demand due to people working at home.

At the stock level, the main contributors to the Fund’s relative performance during the reporting period were Cellnex Telecom S.A. and Crown Castle International Corp., neither of which is a constituent of the secondary benchmark, the S&P Global Infrastructure Index, along with the absence of a position in Oneok Inc. Cellnex Telecommunications is the largest independent operator of European cellular towers. The company has limited exposure to COVID-19 and it continues to execute and consolidate the European cell tower network, and benefits from a strong order book. Crown Castle International is the largest provider of shared communications infrastructure in the U.S., with more than 40,000 cell towers. Similar to Cellnex Telecom, Crown Castle International benefited from revenue growth and expectations that tower companies will benefit from increased capital expenditures from carriers to support 5G LTE technology. The lack of exposure to Oneok Inc. benefited Fund performance as the company’s exposure to the Bakken NGL (natural gas liquids) Pipeline was a headwind for the company’s results. The reduction in shale output is expected to have a negative impact on Oneok’s future earnings.

Conversely, the largest detractors from the Fund’s relative performance for the reporting period included positions in Cosan Logistica SA and SES SA, neither of which is a constituent of the secondary benchmark, the S&P Global Infrastructure Index, along with of the absence of a holding in Iberdrola SA. Cosan Logistica is a holding company whose sole asset is shares of Rumo S.A., a railway concession operator in Brazil. The company’s shares performed poorly as it announced disappointing fourth-quarter 2019 results, partially due to weak corn volumes. In addition, the company was hampered as corn volumes in the first quarter of 2020 were hurt by heavy rainfalls in Brazil in early March 2020. SES SA is a communications satellite owner and operator. Investor sentiment for the company was weak as the proposal from the U.S. Federal Communications Commission (FCC) for payments to SES for the C-band spectrum was significantly below expectations. In addition, SES reduced its earnings guidance for its 2020 fiscal year and lowered its dividend during the reporting period. Finally, the lack of a position in Iberdrola, a Spanish utility, was a headwind for the Fund’s performance during the period given its defensive nature. The company also has exposure to renewable energy, which supported its share price.

In light of the recent bouts of volatility driven by pandemic fears, we have reassessed the Fund’s underlying holdings to consider the potential impact of the COVID-19 crisis. We are talking to management teams and updating our strategy as the situation unfolds. Many companies have experienced, or are expecting, an adverse impact on earnings and cash flows. Nevertheless, we take a long-term view. We believe that, in most cases, these are high-quality companies whose underlying assets are critical components of a country’s infrastructure. We will not return to economic growth without the transportation network, including roads railways, airports and ports. Furthermore, we believe that global infrastructure equity valuations are generally at compelling levels, presenting opportunities to add to our preferred Fund holdings or initiate new positions. We believe that our diversification2 strategy has kept the Fund’s performance resilient thus far. Fund holdings whose businesses performed relatively well during the reporting period counterbalanced others in sectors in which the pandemic has had a more negative impact.

1             The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market. The S&P 500 Index is an unmanaged index considered representative of the broader U.S. stock market. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

2             Diversification does not ensure a profit or protect against a loss in a declining market.

40	2020 Semi-Annual Report

Aberdeen Global Infrastructure Fund (Unaudited) (concluded)

Certain macro indicators recently have implied that economic activity has returned, especially in China and parts of Asia that were the first to be hit by the virus. However, we refrain from concluding that things are back to normal. Some businesses will be disrupted for a long period, while others stand to benefit after the COVID-19 pandemic ends. In such changing, uncertain times, we believe that good bottom-up analysis and stock selection are even more crucial. In our view, we have the advantage of an effective proprietary research platform, and a well-resourced and experienced Fund management team that has navigated many past crises. We remain disciplined in putting capital to work to ensure the Fund’s largest weights are in those high-quality companies that we believe have the highest potential returns. We believe that this will continue to benefit the Fund’s performance.

We believe that there are numerous opportunities to invest in infrastructure globally. In Washington D.C., both Republicans and Democrats have discussed the need for increased infrastructure investment to support the economy given the COVID-19 slowdown. Total U.S. domestic transportation construction market activity, after adjustments for project costs and inflation, is projected to be $300.4 billion in 2020, versus 2019’s total of $286.5 billion.3 According to the National Association of State Budget Officers, the 50 U.S. states collectively spent $113.2 billion on transportation in fiscal year 2019, a 9% increase from the prior year, and the biggest jump since 2015. According to the American Road & Transportation Builders Association, state transportation departments and local governments are projected to spend $77.5 billion on highway and street construction investments alone in 2020, a 6% increase over 2019. In addition, Volcker Alliance, a nonpartisan non-profit that studies government, estimates there is a $873 billion backlog of repairs for infrastructure projects such as roads and highways.4

Portfolio Management:

Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.aberdeenstandard.com/en-us/us/investor/fund-centre.

Investing in mutual funds involves risk, including possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

Because the Fund concentrates its investments in infrastructure-related entities, the Fund has greater exposure to the potential adverse economic, regulatory, political and other changes affecting such entities. Infrastructure related entities are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

Foreign securities in which the Fund may invest may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, currency exchange rates, political and economic risks. Fluctuation in currency exchange rates may impact the Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques used are unsuccessful. The foregoing risks are enhanced in emerging market countries.

To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

Equity stocks of small- and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

3             Source: American Road & Transportation Builders Association, December 30, 2019.

4             Source: The Wall Street Journal, January 11, 2020.

2020 Semi-Annual Report	41

Aberdeen Global Infrastructure Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2020)		Six Month†	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	(15.63%)	(10.32%)	1.34%	N.A
	w/ SC2	(20.49%)	(15.48%)	0.15%	N.A.
Institutional Class[3]	w/o SC	(15.52%)	(10.09%)	1.60%	7.39%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

†             Not annualized

1             Returns prior to May 7, 2018 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.

2             A 5.75% front-end sales charge was deducted.

3             Not subject to any sales charges.

4             Predecessor Fund commenced operations on November 3, 2008. The first offering of Class A shares was December 30, 2011.

Performance of a $1,000,000 Investment* (as of April 30, 2020)

*  Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen Global Infrastructure Fund, Morgan Stanley Capital International All Country World Index (MSCI ACWI) (Net Dividends), S&P Global Infrastructure Index (Net Dividends) and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2020. Effective February 28, 2020, the MSCI All Country World Index (Net Dividends) replaced the MSCI All Country World Index (Gross Dividends) as the Fund’s primary benchmark. The change from a gross to a net dividend benchmark is in line with industry practice and is more appropriate for the Fund as it is calculated net of withholding taxes, to which the Fund is generally subject. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors cannot invest directly in market indexes.

MSCI ACWI captures large and mid-cap representation across 23 Developed Markets (DM) and 26 Emerging Markets (EM) countries. With 3,060 constituents, the index covers approximately 85% of the global investable equity opportunity set. DM countries in the Index are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US. EM countries in the Index are: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

S&P Global Infrastructure Index is a total return index that is designed to track 75 companies from around the world chosen to represent the listed infrastructure industry while maintaining liquidity and tradability. To create diversified exposure, the index includes three distinct infrastructure clusters: energy, transportation, and utilities. Net Total Return (NTR) indexes include reinvestments of all dividends minus taxes.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

42	2020 Semi-Annual Report

Aberdeen Global Infrastructure Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

April 30, 2020 (Unaudited)

Asset Allocation
Common Stocks	97.9%
Short-Term Investment	2.6%
Liabilities in Excess of Other Assets	(0.5%)
100.0%

The following table summarizes the composition of the Fund’s portfolio, in S&P Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 sub-industries. As of April 30, 2020, the Fund did not have more than 25% of its assets invested in any single industry or industry group. The sectors as classified by GICS, are comprised of several industries.

Top Sectors
Industrials	33.7%*
Utilities	27.3%
Communication Services	17.4%
Energy	9.7%
Real Estate	6.3%
Materials	2.2%
Consumer Discretionary	1.3%
Other	2.1%
100.0%

*               As of April 30, 2020, the Fund’s holdings in the Industrials sector were allocated to six industries: Engineering & Construction (13.0%), Transportation (9.2%), Commercial Services and Supplies (8.4%), Environmental Control (1.3%), Miscellaneous Manufacturing (1.0%) and Energy-Alternative Sources (0.8%).

Top Holdings*
Williams Cos., Inc. (The)	3.1%
Kinder Morgan, Inc.	2.9%
Enbridge, Inc.	2.9%
Ferrovial SA	2.8%
Cellnex Telecom SA	2.8%
Tower Bersama Infrastructure Tbk PT	2.6%
EDP Renovaveis SA	2.6%
RWE AG	2.6%
Vinci SA	2.5%
Crown Castle International Corp., REIT	2.5%
Other	72.7%
100.0%

*               For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United States	40.2%
Spain	9.6%
China	7.5%
France	6.1%
Indonesia	5.2%
Italy	4.6%
United Kingdom	4.3%
Canada	4.0%
Brazil	3.9%
Germany	3.7%
Other	10.9%
100.0%

2020 Semi-Annual Report	43

Statement of Investments

April 30, 2020 (Unaudited)
Aberdeen Global Infrastructure Fund

	Shares or Principal Amount	Value
COMMON STOCKS (97.9%)
ARGENTINA (0.9%)
Industrials (0.5%)
Corp. America Airports SA (a)	162,400	$ 414,120
Materials (0.4%)
Loma Negra Cia Industrial Argentina SA, ADR (a)	75,800	274,396
		688,516
BRAZIL (3.9%)
Communication Services (0.5%)
Telefonica Brasil SA, ADR	43,600	366,240
Industrials (3.4%)
CCR SA	511,100	1,160,758
Cosan Logistica SA (a)	500,000	1,412,310
		2,573,068
		2,939,308
CANADA (4.0%)
Energy (2.9%)
Enbridge, Inc.	71,200	2,181,601
Industrials (1.1%)
Canadian Pacific Railway Ltd.	3,700	841,121
		3,022,722
CHINA (7.5%)
Communication Services (0.8%)
China Unicom Hong Kong Ltd., ADR	89,800	575,618
Industrials (5.8%)
China Everbright International Ltd.	1,048,333	606,245
China Railway Construction Corp. Ltd., Class H	1,030,000	1,130,947
COSCO SHIPPING Ports Ltd.	1,719,227	915,922
CRRC Corp. Ltd., Class H	1,468,200	777,204
Zhejiang Expressway Co. Ltd., Class H	1,320,100	998,388
		4,428,706
Utilities (0.9%)
Beijing Enterprises Water Group Ltd.	1,844,000	715,567
		5,719,891
FRANCE (6.1%)
Industrials (4.6%)
Aeroports de Paris	6,500	634,508
Bouygues SA	29,500	907,661
Vinci SA	23,500	1,925,165
		3,467,334
Utilities (1.5%)
Veolia Environnement SA	54,600	1,163,987
		4,631,321
GERMANY (3.7%)
Industrials (1.1%)
Fraport AG Frankfurt Airport Services Worldwide	19,600	858,547

	Shares or Principal Amount	Value
Utilities (2.6%)
RWE AG	69,200	$ 1,990,724
		2,849,271
INDONESIA (5.2%)
Communication Services (4.2%)
Sarana Menara Nusantara Tbk PT	19,915,900	1,199,310
Tower Bersama Infrastructure Tbk PT	25,500,000	2,017,153
		3,216,463
Industrials (1.0%)
Jasa Marga Persero Tbk PT	3,612,400	760,585
		3,977,048
ITALY (4.6%)
Industrials (1.2%)
Atlantia SpA	57,800	947,529
Materials (1.3%)
Buzzi Unicem SpA	48,900	959,369
Utilities (2.1%)
Enel SpA	232,100	1,585,346
		3,492,244
JAPAN (1.5%)
Industrials (1.5%)
East Japan Railway Co.	16,000	1,168,320
LUXEMBOURG (0.7%)
Communication Services (0.7%)
SES SA, ADR	75,800	504,979
MALAYSIA (1.0%)
Industrials (1.0%)
Malaysia Airports Holdings Bhd	624,200	758,892
MEXICO (2.9%)
Industrials (1.0%)
Promotora y Operadora de Infraestructura SAB de CV (a)	111,500	772,695
Utilities (1.9%)
Infraestructura Energetica Nova SAB de CV	432,000	1,433,607
		2,206,302
NETHERLANDS (1.1%)
Communication Services (1.1%)
Koninklijke KPN NV	362,700	835,422
NORWAY (1.8%)
Communication Services (1.8%)
Telenor ASA	89,800	1,377,445
PHILIPPINES (1.5%)
Industrials (1.5%)
International Container Terminal Services, Inc.	675,800	1,182,054

See accompanying Notes to Financial Statements.

44	2020 Semi-Annual Report

Statement of Investments (continued)

April 30, 2020 (Unaudited)
Aberdeen Global Infrastructure Fund

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
SPAIN (9.6%)
Communication Services (2.8%)
Cellnex Telecom SA (b)	40,800	$ 2,134,035
Industrials (2.8%)
Ferrovial SA	85,300	2,135,896
Utilities (4.0%)
Atlantica Yield PLC	46,100	1,103,634
EDP Renovaveis SA	162,700	1,994,744
		3,098,378
		7,368,309
UNITED KINGDOM (4.3%)
Communication Services (2.6%)
Vodafone Group PLC	934,100	1,317,710
Vodafone Group PLC, ADR	50,000	707,000
		2,024,710
Utilities (1.7%)
National Grid PLC, ADR	21,800	1,276,608
		3,301,318
UNITED STATES (37.6%)
Communication Services (2.9%)
DISH Network Corp., Class A (a)	27,500	687,912
T-Mobile US, Inc. (a)	16,900	1,483,820
		2,171,732
Consumer Discretionary (1.3%)
TravelCenters of America, Inc. (a)	86,000	946,860
Energy (6.8%)
Energy Transfer LP	80,000	672,000
Kinder Morgan, Inc.	145,100	2,209,873
Williams Cos., Inc. (The)	120,500	2,334,085
		5,215,958
Industrials (7.2%)
Dycom Industries, Inc. (a)(c)	27,100	883,460
Kansas City Southern	9,000	1,174,950
Norfolk Southern Corp.	8,700	1,488,570
Union Pacific Corp.	6,000	958,740
Waste Connections, Inc.	11,600	996,556
		5,502,276
Materials (0.5%)
Vulcan Materials Co.	3,400	384,098

	Shares or Principal Amount	Value
Real Estate (6.3%)
American Tower Corp., REIT	5,600	$ 1,332,800
CoreCivic, Inc., REIT	31,700	415,904
Crown Castle International Corp., REIT	11,900	1,897,217
GEO Group, Inc. (The), REIT	94,000	1,191,920
		4,837,841
Utilities (12.6%)
American Electric Power Co., Inc. (d)	14,700	1,221,717
Clearway Energy, Inc., Class C	45,000	901,350
CMS Energy Corp.	21,800	1,244,562
Evergy, Inc.	27,256	1,592,568
FirstEnergy Corp.	44,800	1,848,896
NextEra Energy, Inc.	5,800	1,340,496
Vistra Energy Corp.	77,000	1,504,580
		9,654,169
		28,712,934
Total Common Stocks		74,736,296
SHORT-TERM INVESTMENT (2.6%)
UNITED STATES (2.6%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.22% (e)	2,019,872	2,019,872
Total Short-Term Investment		2,019,872
Total Investments (Cost $83,023,569) (f)—100.5%		76,756,168
Liabilities in Excess of Other Assets—(0.5)%		(375,173)
Net Assets—100.0%		$76,380,995

(a)     Non-income producing security.

(b)     Denotes a security issued under Regulation S or Rule 144A.

(c)     All or a portion of the securities are on loan. The total value of all securities on loan is $898,048. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.

(d)    All or a portion of the security has been designated as collateral for the line of credit.

(e)     Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2020.

(f)        See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR     American Depositary Receipt

PLC     Public Limited Company

REIT    Real Estate Investment Trust

See accompanying Notes to Financial Statements.

2020 Semi-Annual Report	45

Statement of Investments (concluded)

April 30, 2020 (Unaudited)
Aberdeen Global Infrastructure Fund

At April 30, 2020, the Fund’s open forward foreign currency exchange contracts were as follows:

Purchase Contracts		Amount	Amount		Unrealized
Settlement Date*	Counterparty	Purchased	Sold	Fair Value	Depreciation
Hong Kong Dollar/United States Dollar
07/08/2020	Royal Bank of Canada	HKD 11,000,000	USD 1,417,917	$1,417,643	$(274)

Sale Contracts		Amount	Amount		Unrealized
Settlement Date*	Counterparty	Purchased	Sold	Fair Value	Appreciation
United States Dollar/Hong Kong Dollar
07/08/2020	HSBC Bank plc	USD 6,832,559	HKD 53,000,000	$6,830,463	$2,096

See accompanying Notes to Financial Statements.

46	2020 Semi-Annual Report

Aberdeen International Equity Fund (Unaudited)

Aberdeen International Equity Fund (Institutional Class shares net of fees) returned –6.51% for the six-month period ended April 30, 2020, versus the –13.22% return of its benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) World ex USA Index (Net Dividends), during the same period.

International equities declined over the six-month period ended April 30, 2020. Stock prices advanced in the first half of the period as tensions between the U.S. and China eased and prospects of a partial deal between the world’s two largest economies improved. At the beginning of 2020, the U.S. broader-market S&P 500 Index1 touched a record high in the wake of the U.S.-China trade truce and generally positive economic data. In late February, however, the spread of COVID-19 pandemic from China to other parts of the world rattled global stock markets. In response, the U.S. government unveiled a US$2 trillion stimulus program and the U.S. Federal Reserve implemented emergency interest-rate cuts, which provided some respite for investors. Many other global central banks followed suit. On the corporate front, many companies withdrew earlier forecasts as countries closed their borders and imposed lockdowns. An oil-price plunge further battered investor sentiment after a Saudi Arabia-Russian pact to limit supply collapsed amid slowing demand due to the pandemic. Global equity markets rebounded towards the end of the period in April, aided by unprecedented monetary and fiscal stimulus globally, and a slowdown in the rate of new COVID-19 infections in many countries.

The Fund outperformed its benchmark, the MSCI AC World ex USA Index (Net Dividends), for the reporting period due mainly to positive stock selection in the UK, Japan and France.

Among individual holdings, Chinese internet giant Tencent Holdings Ltd. was a notable contributor to Fund performance for the reporting period, as its video game and social media offerings made it a potential beneficiary from the COVID-19 pandemic keeping people sheltering in place at home. The Fund’s position in New Zealand exchange-listed Fisher & Paykel Healthcare Corp. Ltd. also contributed to performance. Shares of the medical device maker advanced after the company upgraded its earnings forecast for its 2020 fiscal year due to increased demand for its respiratory products from the coronavirus outbreak. Swiss drug-maker Roche Holdings AG was buoyed by investors’ turn towards relatively defensive healthcare stocks. Additionally, near the end of the reporting period, the company’s shares were boosted by its plans to assist U.S. authorities in a phase 3 trial to study the effects of its arthritis drug, Actemra, on COVID-19 patients. We trimmed the Fund’s holding in Roche to take some profits following the run-up in its share price.

On the flipside, shares of the Fund’s holding in Banco Bradesco moved lower over the reporting period due to slowing economic growth and investors’ fears of asset-quality deterioration. We believe that the Brazilian bank retains a good-quality loan portfolio and that its well-capitalized position will help it navigate through these challenging times. Elsewhere, Australia-listed Treasury Wine Estates’ stock price declined after the wine-maker downgraded its earnings outlooks for 2020 and 2021. Specifically, the company was hampered by unexpected leadership changes in the U.S., and aggressive discounting and higher promotional activity. We sold the Fund’s shares in Treasury Wine Estates after the company revealed plans to spin off its popular Penfolds brand, which leaves the segment more reliant on the struggling commercial wine industry. In our opinion, the timing, lack of detail, rationale and continued dominance of the outgoing chief executive weakened the investment case and reduced our conviction in the company. The Fund’s holding in Indian tobacco company ITC Ltd. detracted from performance on investors’ concerns that its cigarette business could be hurt by tax hikes and loss of market share. We exited the Fund’s position in the company following a government policy decision which will mean higher tobacco taxes.

Regarding portfolio activity, we initiated five holdings in the Fund during the reporting period: UK-based protein-research tool supplier Abcam PLC, a market leader that we believe has good long-term growth opportunities; Anglo-Swedish drug-maker AstraZeneca, AstraZeneca PLC, as we believe that it offers an attractive dividend yield and has a strong portfolio of drugs; CTS Eventim AG & Co., Europe’s leading live-entertainment ticketing platform, as we believe that its business is backed by a solid balance sheet and should return to normal once the pandemic passes; Dutch brewer Heineken N.V., which in our view may provide strong gains and growth opportunities at an attractive valuation; and Israeli cybersecurity firm Cyberark Software Ltd., as we believe that it has a positive long-term outlook.

In addition to Treasury Wine Estates and ITC Ltd, as previously noted, we exited the Fund’s positions in the following companies during the reporting period: Swiss security group Dormakaba Holding AG, as the company has struggled to integrate recent acquisitions; Mexican convenience store and beverage company Fomento Económico Mexicano, S.A.B. de C.V.(FEMSA), given the Fund’s exposure to Heineken N.V., which has a larger geographical footprint; UK-based tobacco company British American Tobacco, which faces increasing regulatory challenges; UK exchange-listed lender Standard Chartered PLC and Canadian fertilizer producer Nutrien Ltd. in favor of what we believed were more attractive investment opportunities elsewhere; and British engine manufacturer Rolls Royce Holdings PLC, given our uncertainty over its ability to reach our free cash-flow targets. We also exited the Fund’s position in UK-based insurer Prudential PLC after the spin-off of its UK operations, as we believe that its U.S. business is likely to be a drag on the stock’s performance in the current low interest-rate environment. We also exited the Fund’s holding in Prudential’s spin-off company, M&G PLC, as we believed that it did not have attractive long-term fundamentals.

In light of the recent bouts of volatility driven by pandemic fears, we have reassessed the Fund’s underlying holdings to consider the potential impact of the COVID-19 pandemic. We are talking to management teams and updating our strategy as the situation unfolds. Most of the companies have experienced, or are expecting, an adverse impact on earnings and cash flows. Nevertheless, we take

1             The S&P 500 Index is an unmanaged index considered representative of the broader U.S. stock market. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

2020 Semi-Annual Report	47

Aberdeen International Equity Fund (Unaudited) (concluded)

a long-term view. We believe that, in most cases, these are high-quality companies whose economic moats2 and structural drivers remain intact. In our view, they are also broadly supported by reasonable margins and solid balance sheets, with capable management teams at the helm. Furthermore, we believe that global equity valuations are generally at compelling levels, presenting opportunities to add to our preferred Fund holdings or initiate new positions. We believe that our diversification3 strategy has kept the Fund’s performance resilient thus far. Fund holdings whose businesses performed relatively well during the reporting period counterbalanced others in sectors in which the pandemic has had a more negative impact.

Certain macro indicators recently have implied that economic activity has returned, especially in China and parts of Asia that were the first to be hit by the virus. However, we refrain from concluding that things are back to normal. Some businesses will be disrupted for a long period, while others stand to benefit post-COVID-19. In such fluid times, we believe that good bottom-up analysis and stock selection are even more crucial. In our view, we have the advantage of an effective proprietary research platform, and a well-resourced and experienced Fund management team that has navigated many past crises. We remain disciplined in putting capital to work to ensure the Fund’s largest weights are in those high-quality companies that we believe have the highest potential returns. We believe that this will continue to benefit the Fund’s performance.

Portfolio Management:

Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.aberdeenstandard.com/en-us/us/investor/fund-centre.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, currency exchange rates, political and economic risks. Fluctuation in currency exchange rates may impact the Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques are unsuccessful. The foregoing risks are enhanced in emerging market countries.

To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

Equity stocks of small- and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

2             A moat is a competitive advantage that one company has over other companies in the same industry.

3             Diversification does not ensure a profit or protect against a loss in a declining market

48	2020 Semi-Annual Report

Aberdeen International Equity Fund (Unaudited)

Average Annual Total Return (For periods ended April 30, 2020)		Six Month†	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	(6.75%)	(5.46%)	(0.27%)	3.10%
	w/ SC1	(12.14%)	(10.88%)	(1.44%)	2.49%
Class C	w/o SC	(6.99%)	(6.03%)	(0.95%)	2.39%
	w/ SC2	(7.92%)	(6.97%)	(0.95%)	2.39%
Class R3	w/o SC	(6.88%)	(5.73%)	(0.55%)	2.83%
Institutional Service Class[3]	w/o SC	(6.48%)	(5.09%)	0.04%	3.35%
Institutional Class[3]	w/o SC	(6.51%)	(5.06%)	0.10%	3.44%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

†             Not annualized

1             A 5.75% front-end sales charge was deducted.

2             A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.

3             Not subject to any sales charges.

Performance of a $10,000 Investment (as of April 30, 2020)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen International Equity Fund, the Morgan Stanley Capital International All Country World (MSCI ACWI) ex-US Index (Net Dividends), MSCI All Country World ex U.S. Index (Gross Dividends) and the Consumer Price Index (CPI) over a 10-year period ending April 30, 2020. Effective February 28, 2020, the MSCI All Country

World ex U.S. Index (Net Dividends) replaced the MSCI All Country World ex U.S. Index (Gross Dividends) as the Fund’s primary benchmark. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI ACWI ex US Index captures large- and mid-cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 26 Emerging Markets (EM) countries. With 2,420 constituents, the index covers approximately 85% of the global equity opportunity set outside the US. DM countries in the Index are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK. EM countries in the Index are: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

2020 Semi-Annual Report	49

Aberdeen International Equity Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

April 30, 2020 (Unaudited)

Asset Allocation
Common Stocks	93.6%
Preferred Stocks	3.7%
Short-Term Investment	2.2%
Other Assets in Excess of Liabilities	0.5%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in S&P Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 sub-industries. As of April 30, 2020, the Fund did not have more than 25% of its assets invested in any single industry or industry group. The sectors as classified by GICS, are comprised of several industries.

Top Sectors
Health Care	20.6%
Financials	16.2%
Information Technology	14.9%
Consumer Staples	14.7%
Industrials	9.5%
Materials	6.6%
Consumer Discretionary	6.4%
Communication Services	5.3%
Energy	1.7%
Real Estate	1.4%
Other	2.7%
100.0%

Top Holdings*
Tencent Holdings Ltd.	4.3%
AIA Group Ltd.	4.1%
Taiwan Semiconductor Manufacturing Co. Ltd.	4.0%
CSL Ltd.	3.8%
L’Oreal SA	3.6%
Roche Holding AG	3.4%
Diageo PLC	3.4%
Deutsche Boerse AG	3.3%
Nestle SA	3.3%
LVMH Moet Hennessy Louis Vuitton SE	3.0%
Other	63.8%
100.0%

*  For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United Kingdom	18.8%
Japan	13.2%
Switzerland	9.3%
France	8.3%
Germany	6.6%
China	4.4%
Israel	4.3%
Hong Kong	4.1%
Taiwan	4.0%
Australia	3.8%
Other	23.2%
100.0%

50	2020 Semi-Annual Report

Statement of Investments

April 30, 2020 (Unaudited)
Aberdeen International Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (93.6%)
AUSTRALIA (3.8%)
Health Care (3.8%)
CSL Ltd.	36,800	$ 7,335,243
CANADA (2.4%)
Industrials (2.4%)
Ritchie Bros Auctioneers, Inc.	106,300	4,575,188
CHINA (4.4%)
Communication Services (4.4%)
Tencent Holdings Ltd.	161,200	8,474,193
FRANCE (8.3%)
Consumer Discretionary (4.7%)
Hermes International	4,400	3,216,708
LVMH Moet Hennessy Louis Vuitton SE	15,300	5,914,866
		9,131,574
Consumer Staples (3.6%)
L’Oreal SA	23,900	6,948,712
		16,080,286
GERMANY (6.6%)
Communication Services (0.9%)
CTS Eventim AG & Co. KGaA	41,200	1,712,758
Financials (3.3%)
Deutsche Boerse AG	41,503	6,434,560
Materials (2.4%)
Linde PLC (a)	25,896	4,775,310
		12,922,628
HONG KONG (4.1%)
Financials (4.1%)
AIA Group Ltd.	876,500	8,044,312
INDIA (2.7%)
Financials (2.7%)
Housing Development Finance Corp. Ltd.	203,600	5,150,424
ISRAEL (4.3%)
Information Technology (4.3%)
CyberArk Software Ltd. (a)	44,200	4,365,192
NICE Ltd., ADR (a)	24,300	3,992,490
		8,357,682
JAPAN (13.2%)
Consumer Discretionary (1.7%)
Shimano, Inc.	22,000	3,241,824
Consumer Staples (2.0%)
Ain Holdings, Inc.	68,600	3,848,089
Financials (2.5%)
Japan Exchange Group, Inc.	261,100	4,856,572

	Shares or Principal Amount	Value
Health Care (1.9%)
Sysmex Corp.	54,500	$ 3,765,253
Industrials (1.2%)
FANUC Corp.	14,100	2,301,307
Information Technology (2.3%)
Keyence Corp.	12,800	4,569,754
Materials (1.6%)
Shin-Etsu Chemical Co. Ltd.	28,900	3,187,727
		25,770,526
NETHERLANDS (2.5%)
Consumer Staples (2.5%)
Heineken NV	57,000	4,848,411
NEW ZEALAND (3.5%)
Health Care (1.8%)
Fisher & Paykel Healthcare Corp. Ltd.	208,700	3,437,928
Industrials (1.7%)
Auckland International Airport Ltd.	898,459	3,317,817
		6,755,745
PHILIPPINES (1.4%)
Real Estate (1.4%)
Ayala Land, Inc.	4,456,600	2,782,352
SINGAPORE (2.2%)
Financials (2.2%)
Oversea-Chinese Banking Corp. Ltd.	682,181	4,352,527
SWEDEN (2.1%)
Industrials (2.1%)
Atlas Copco AB, A Shares	121,100	4,173,646
SWITZERLAND (9.3%)
Consumer Staples (3.2%)
Nestle SA	59,800	6,333,419
Health Care (6.1%)
Novartis AG	61,300	5,231,247
Roche Holding AG	19,100	6,614,280
		11,845,527
		18,178,946
TAIWAN (4.0%)
Information Technology (4.0%)
Taiwan Semiconductor Manufacturing Co. Ltd.	773,000	7,797,866
UNITED KINGDOM (18.8%)
Consumer Staples (3.4%)
Diageo PLC	190,100	6,545,114

See accompanying Notes to Financial Statements.

2020 Semi-Annual Report	51

Statement of Investments (concluded)

April 30, 2020 (Unaudited)
Aberdeen International Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Energy (1.7%)
Royal Dutch Shell PLC, B Shares	206,200	$ 3,300,981
Health Care (7.0%)
Abcam PLC	250,900	4,013,308
AstraZeneca PLC	43,700	4,570,670
Genus PLC	118,300	5,082,437
		13,666,415
Industrials (2.1%)
Experian PLC	138,700	4,165,211
Information Technology (2.0%)
AVEVA Group PLC	87,100	3,909,245
Materials (2.6%)
Croda International PLC	81,149	4,976,031
		36,562,997
Total Common Stocks		182,162,972
PREFERRED STOCKS (3.7%)
BRAZIL (1.4%)
Financials (1.4%)
Banco Bradesco SA, ADR, Preferred Shares, 1.94%	761,682	2,681,121
SOUTH KOREA (2.3%)
Information Technology (2.3%)
Samsung Electronics Co. Ltd., GDR	5,000	4,425,000
Total Preferred Stocks		7,106,121
SHORT-TERM INVESTMENT (2.2%)
UNITED STATES (2.2%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.22% (b)	4,299,817	4,299,817
Total Short-Term Investment		4,299,817
Total Investments (Cost $168,799,745) (c)–99.5%		193,568,910
Other Assets in Excess of Liabilities–0.5%		1,050,778
Net Assets–100.0%		$194,619,688

(a)     Non-income producing security.

(b)     Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2020.

(c)     See accompanying Notes to Statements of Investments for tax unrealized appreciation/(depreciation) of securities.

ADR    American Depositary Receipt

GDR   Global Depositary Receipt

PLC    Public Limited Company

See accompanying Notes to Financial Statements.

52	2020 Semi-Annual Report

Aberdeen International Small Cap Fund (Unaudited)

Aberdeen International Small Cap Fund (Institutional Class shares net of fees) returned –10.93% for the six-month period ended April 30, 2020, versus the –15.05% return of its benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) World ex USA Small Cap Index (Net Dividends), during the same period.

International small-cap equities declined over the six-month period ended April 30, 2020. Stock prices advanced in the first half of the period as tensions between the U.S. and China eased and prospects of a partial deal between the world’s two largest economies improved. At the beginning of 2020, the U.S. broader-market S&P 500 Index1 touched a record high in the wake of the U.S.-China trade truce and generally positive economic data. In late February, however, the spread of COVID-19 pandemic from China to other parts of the world rattled global stock markets. In response, the U.S. government unveiled a US$2 trillion stimulus program and the U.S. Federal Reserve implemented emergency interest-rate cuts, which provided some respite for investors. Many other global central banks followed suit. On the corporate front, many companies withdrew earlier forecasts as countries closed their borders and imposed lockdowns. An oil-price plunge further battered investor sentiment after a Saudi Arabia-Russian pact to limit supply collapsed amid slowing demand due to the pandemic. Global equity markets rebounded towards the end of the period in April, aided by unprecedented monetary and fiscal stimulus globally, and a slowdown in the rate of new coronavirus (COVID-19) infections in many countries.

The Fund outperformed its benchmark, the MSCI All Country AC World ex USA Small Cap Index (Net Dividends), for the six-month period ended April 30, 2020, due mainly to the positive performance of holdings in the UK, Switzerland and Israel.

Among individual holdings, Tecan Group Ltd., a Swiss laboratory solutions provider, was a notable contributor to Fund performance for the period, benefiting from the market’s focus on detecting and preventing the spread of coronavirus. UK-based animal genetics biotechnology firm Genus PLC’s stock price climbed on the back of solid earnings for the first half of its 2020 fiscal year. We subsequently trimmed the Fund’s position in the company to take some profits. The Fund’s holding in UK – based protein-research tool supplier Abcam PLC advanced after it acquired Expedeon’s proteomics and immunology businesses. In our view, the complementary portfolio positions Abcam well for growth.

Conversely, shares of the Fund’s holding in Mexican airport operator Grupo Aeroportuario del Sureste, S.A.B. de C.V. (Asur) moved lower due to declining passenger traffic as a result of the COVID-19 pandemic. We maintain our view that Asur’s competitive edge will position the company well when air traffic recovers. Brazilian retailer Arezzo Industria e Comercio S.A.’s stock price fell in tandem with the broader Brazilian equity market over the reporting period, but it subsequently pared some of the losses after the company reported higher-than-expected earnings for the fourth quarter of its 2019 fiscal year. Indonesian property developer Pakuwon Jati was hampered by investors’ concerns that it will be affected by the economic impact of the pandemic due to its exposure to shopping malls. Nonetheless, we believe that the company’s fundamentals remain unchanged in the long term.

We took advantage of market volatility to initiate five holdings in the Fund during the reporting period. We established new positions in Israel-based chip supplier Nova Measuring Instruments Ltd. as we believe that it is a high-quality business, and garment-printing specialist Kornit Digital Ltd. due to our view that it has a long-term opportunity to take market share given its strong product line. Additionally, we initiated holdings in Brazilian medical education group Afya S.A., which in our view is positioned to benefit from market consolidation; Indian contract researcher Syngene International Ltd., which we believe should continue to benefit from the growth in clinical trial outsourcing; and CTS Eventim AG & Co., Europe’s leading live-entertainment ticketing platform, as we believe that its business is backed by a solid balance sheet and should return to normal once the pandemic passes.

Conversely, we exited the Fund’s positions in lubricant producers Castrol India Ltd. and Germany-based Fuchs Petrolub SE, brewer Carlsberg Malaysia, and Brazilian port operator Wilson Sons to fund what we believed were more attractive investment opportunities with better prospects. We also sold the Fund’s shares in German eyewear company Fielmann AG as its market capitalization had grown to exceed the Fund’s small-cap threshold; Swiss security group Dormakaba Holding AG as it has struggled to integrate recent acquisitions; Singapore’s Raffles Medical Group Ltd., as its ability to grow profits is hampered by the coronavirus outbreak, which will delay the completion of its Shanghai hospital; and Chilean wine-maker Vina Concha y Toro S.A. as the global wine industry has proven to be extremely competitive, especially in the mass-market segment.

In light of the recent bouts of volatility driven by pandemic fears, we have reassessed the Fund’s underlying holdings to consider the potential impact of the COVID-19 pandemic. We are talking to management teams and updating our strategy as the situation unfolds. Most of the companies have experienced, or are expecting, an adverse impact on earnings and cash flows. Nevertheless, we take a long-term view. We believe that, in most cases, these are high-quality companies whose economic moats2 and structural drivers remain intact. In our view, they are also broadly supported by reasonable margins and solid balance sheets, with capable management teams at the helm. Furthermore, we believe that global equity valuations are generally at compelling levels, presenting opportunities to add to our preferred Fund holdings or initiate new positions. We believe that our diversification3. strategy has kept the Fund’s performance resilient thus far. Fund holdings whose businesses performed relatively well during the reporting period counterbalanced others in sectors in which the pandemic has had a more negative impact.

1             The S&P 500 Index is an unmanaged index considered representative of the broader U.S. stock market. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

2             A moat is a competitive advantage that one company has over other companies in the same industry.

3             Diversification does not ensure a profit or protect against a loss in a declining market.

2020 Semi-Annual Report	53

Aberdeen International Small Cap Fund (Unaudited) (concluded)

Certain macro indicators recently have implied that economic activity has returned, especially in China and parts of Asia that were the first to be hit by the virus. However, we refrain from concluding that things are back to normal. Some businesses will be disrupted for a long period, while others stand to benefit post-COVID-19. In such fluid times, we believe that good bottom-up analysis and stock selection are even more crucial. In our view, we have the advantage of an effective proprietary research platform, and a well-resourced and experienced Fund management team that has navigated many past crises. We remain disciplined in putting capital to work to ensure the Fund’s largest weights are in those high-quality companies that we believe have the highest potential returns. We believe that this will continue to benefit the Fund’s performance.

Portfolio Management:

Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.aberdeenstandard.com/en-us/us/investor/fund-centre.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

Smaller company stocks are usually less stable in price and less liquid than those of larger, more established companies, and therefore carry greater risk to investors.

Foreign securities in which the Fund may invest may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, currency exchange rates, political and economic risks. Fluctuation in currency exchange rates may impact the Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques used are unsuccessful. The foregoing risks are enhanced in emerging market countries.

To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

54	2020 Semi-Annual Report

Aberdeen International Small Cap Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2020)		Six Month†	1 Yr.	5 Yr.	10 Yr.
Class A2	w/o SC	(11.06%)	(8.42%)	3.86%	7.69%
	w/ SC3	(16.16%)	(13.70%)	2.64%	7.06%
Class C	w/o SC	(11.33%)	(9.01%)	3.17%	6.97%
	w/ SC4	(12.18%)	(9.87%)	3.17%	6.97%
Class R5	w/o SC	(11.20%)	(8.68%)	3.54%	7.39%
Institutional Class[5]	w/o SC	(10.93%)	(8.10%)	4.21%	8.01%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

†             Not annualized

1             The Fund changed its investment strategy effective February 29, 2016. Performance information for periods prior to February 29, 2016 does not reflect the current investment strategy. Returns prior to July 20, 2009 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. Prior to the change of investment strategy of the Fund effective February 29, 2016, the Fund and the Predecessor Fund had substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.

2             Class A returns prior to July 20, 2009, are based on the previous performance of Common Class shares of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class A shares would have produced because both classes invest in the same portfolio of securities. Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes.

3             A 5.75% front-end sales charge was deducted.

4             A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.

5             Not subject to any sales charges.

Performance of a $10,000 Investment (as of April 30, 2020)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen International Small Cap Fund, Morgan Stanley Capital Index (MSCI) All Country World (ACWI) ex-USA Small Cap Index (Net Dividends), MSCI ACWI ex-USA Small Cap Index (Gross Dividends) and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2020. Effective February 28, 2020, the MSCI All Country

World ex-USA Small Cap Index (Net Dividends) replaced the MSCI All Country World ex-USA Small Cap Index (Gross Dividends) as the Fund’s primary benchmark. The change from a gross to a net dividend benchmark is in line with industry practice and is more appropriate for the Fund as it is calculated net of withholding taxes, to which the Fund is generally subject. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI ACWI ex USA Small Cap Index captures small cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 26 Emerging Markets (EM) countries. With 4,231 constituents, the index covers approximately 14% of the global equity opportunity set outside the US. DM countries in the Index are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK. EM countries in the Index are: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

2020 Semi-Annual Report	55

Aberdeen International Small Cap Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

April 30, 2020 (Unaudited)

Asset Allocation
Common Stocks	96.3%
Short-Term Investment	3.5%
Other Assets in Excess of Liabilities	0.2%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in S&P Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 sub-industries. As of April 30, 2020, the Fund did not have more than 25% of its assets invested in any single industry or industry group. The sectors as classified by GICS, are comprised of several industries.

Top Sectors
Industrials	23.0%
Health Care	23.0%
Information Technology	14.8%
Consumer Discretionary	13.2%
Consumer Staples	9.5%
Real Estate	6.1%
Financials	3.6%
Materials	2.2%
Communication Services	0.9%
Other	3.7%
100.0%

Top Holdings*
Tecan Group AG	4.4%
Abcam PLC	4.0%
Nabtesco Corp.	3.5%
Genus PLC	3.3%
Dechra Pharmaceuticals PLC	3.3%
VAT Group AG	3.3%
Kerry Logistics Network Ltd.	3.1%
CyberArk Software Ltd.	2.8%
Hypoport AG	2.8%
Grupo Aeroportuario del Sureste SAB de CV, Class B	2.8%
Other	66.7%
100.0%

*  For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United Kingdom	19.2%
Israel	10.1%
Japan	8.0%
Switzerland	7.7%
Brazil	6.2%
Australia	4.7%
India	4.4%
Indonesia	4.1%
Germany	3.7%
United States	3.5%
Other	28.4%
100.0%

56	2020 Semi-Annual Report

Statement of Investments

April 30, 2020 (Unaudited)
Aberdeen International Small Cap Fund

	Shares or Principal Amount	Value
COMMON STOCKS (96.3%)
AUSTRALIA (4.7%)
Consumer Discretionary (2.4%)
ARB Corp. Ltd.	258,900	$ 2,542,484
Information Technology (2.3%)
Altium Ltd.	115,300	2,530,991
		5,073,475
BRAZIL (6.2%)
Consumer Discretionary (3.3%)
Afya Ltd., Class A (a)	96,300	2,093,562
Arezzo Industria e Comercio SA	173,900	1,359,118
		3,452,680
Health Care (2.0%)
Odontoprev SA	783,300	2,160,669
Real Estate (0.9%)
Multiplan Empreendimentos Imobiliarios SA	253,900	975,371
		6,588,720
CANADA (2.3%)
Industrials (2.3%)
Ritchie Bros Auctioneers, Inc.	57,800	2,487,732
CHILE (3.2%)
Consumer Staples (1.9%)
Embotelladora Andina SA	1,044,400	2,001,485
Real Estate (1.3%)
Parque Arauco SA	838,800	1,407,645
		3,409,130
DENMARK (2.6%)
Information Technology (2.6%)
SimCorp A/S	30,100	2,780,301
FRANCE (2.7%)
Consumer Staples (2.7%)
Interparfums SA	84,190	2,916,076
GERMANY (3.7%)
Communication Services (0.9%)
CTS Eventim AG & Co. KGaA	21,400	889,636
Financials (2.8%)
Hypoport AG (a)	8,600	3,031,852
		3,921,488
HONG KONG (3.1%)
Industrials (3.1%)
Kerry Logistics Network Ltd.	2,421,000	3,310,790
INDIA (4.4%)
Consumer Staples (0.9%)
Jyothy Labs Ltd.	644,900	990,247

	Shares or Principal Amount	Value
Health Care (3.5%)
Sanofi India Ltd.	18,700	$ 1,919,471
Syngene International Ltd. (b)	438,000	1,842,160
		3,761,631
		4,751,878
INDONESIA (4.1%)
Consumer Discretionary (2.7%)
Ace Hardware Indonesia Tbk PT	27,956,300	2,845,515
Real Estate (1.4%)
Pakuwon Jati Tbk PT	62,001,000	1,556,987
		4,402,502
ISRAEL (10.1%)
Consumer Discretionary (2.2%)
Maytronics Ltd.	307,400	2,321,048
Industrials (1.6%)
Kornit Digital Ltd. (a)	52,100	1,728,418
Information Technology (6.3%)
CyberArk Software Ltd. (a)	30,700	3,031,932
NICE Ltd. (a)	11,400	1,872,215
Nova Measuring Instruments Ltd. (a)	48,500	1,858,035
		6,762,182
		10,811,648
ITALY (2.6%)
Consumer Discretionary (2.6%)
Brunello Cucinelli SpA	87,600	2,824,848
JAPAN (8.0%)
Consumer Staples (2.1%)
Ain Holdings, Inc.	41,200	2,311,097
Health Care (2.4%)
Asahi Intecc Co. Ltd.	95,800	2,537,861
Industrials (3.5%)
Nabtesco Corp.	129,700	3,711,409
		8,560,367
MEXICO (2.8%)
Industrials (2.8%)
Grupo Aeroportuario del Sureste SAB de CV, Class B	300,500	3,002,631
NEW ZEALAND (2.2%)
Industrials (2.2%)
Auckland International Airport Ltd.	644,700	2,380,739
POLAND (1.9%)
Consumer Staples (1.9%)
Dino Polska SA (a)(b)	47,000	1,987,620

See accompanying Notes to Financial Statements.

2020 Semi-Annual Report	57

Statement of Investments (concluded)

April 30, 2020 (Unaudited)
Aberdeen International Small Cap Fund

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
SWITZERLAND (7.7%)
Health Care (4.4%)
Tecan Group AG	14,600	$ 4,700,357
Industrials (3.3%)
VAT Group AG (b)	21,300	3,515,381
		8,215,738
TAIWAN (1.5%)
Information Technology (1.5%)
Globalwafers Co. Ltd.	127,000	1,616,333
THAILAND (2.5%)
Real Estate (2.5%)
Tesco Lotus Retail Growth Freehold & Leasehold Property Fund (c)	4,709,500	2,706,796
UNITED KINGDOM (19.2%)
Health Care (10.7%)
Abcam PLC	270,600	4,328,422
Dechra Pharmaceuticals PLC	101,200	3,522,584
Genus PLC	83,329	3,580,003
		11,431,009
Industrials (4.2%)
Rotork PLC	636,800	1,985,174
Ultra Electronics Holdings PLC	101,500	2,512,852
		4,498,026
Information Technology (2.1%)
AVEVA Group PLC	50,300	2,257,578
Materials (2.2%)
Croda International PLC	39,380	2,414,769
		20,601,382

	Shares or Principal Amount	Value
VIETNAM (0.8%)
Financials (0.8%)
Vietnam Technological & Commercial Joint Stock Bank (a)	1,196,200	$ 880,961
Total Common Stocks		103,231,155
SHORT-TERM INVESTMENT (3.5%)
UNITED STATES (3.5%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.22% (d)	3,738,842	3,738,842
Total Short-Term Investment		3,738,842
Total Investments (Cost $107,359,032) (e)–99.8%		106,969,997
Other Assets in Excess of Liabilities–0.2%		262,896
Net Assets–100.0%		$107,232,893

(a)     Non-income producing security.

(b)     Denotes a security issued under Regulation S or Rule 144A.

(c)     As of April 30, 2020, security is a closed-end fund incorporated in Thailand.

(d)    Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2020.

(e)     See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

PLC    Public Limited Company

See accompanying Notes to Financial Statements.

58	2020 Semi-Annual Report

Aberdeen U.S. Mid Cap Equity Fund (Unaudited)

Aberdeen U.S. Mid Cap Equity Fund (Institutional Class shares net of fees) returned –1.17% for the six-month period ended April 30, 2020, versus the –11.63% return of its benchmark, the Russell Midcap Index, during the same period.

U.S. equity markets experienced significant bouts of volatility over the six-month period ended April 30, 2020. Major stock market indices continued to move higher over the first half of the reporting period, bolstered by generally positive economic data reports and news of a “phase one” agreement in the U.S.-China trade dispute. In February and March 2020, there was a notable selloff amid investors’ fears surrounding the impact of the worldwide spread of the novel coronavirus (COVID-19) pandemic on the global economy. Stock prices subsequently rebounded in April as investors welcomed incremental positive developments regarding a slowdown in the spread of COVID-19 and appeared to express optimism about the prospect of the U.S. economy beginning a phased-in “reopening.” Shares of U.S. mid-cap companies, as represented by the Russell Midcap Index, returned –11.63% for the reporting period, underperforming the –3.16% return of their large-cap counterparts, as measured by the U.S. broader-market S&P 500 Index,1 but outperforming the –15.47% return of small-cap company shares, as represented by the Russell 2000 Index.2 Within the Russell Midcap Index, the energy sector fell sharply during the reporting period due to declining demand and potentially increasing supply as disagreements among members of the Organization of the Petroleum Exporting Countries (OPEC) caused oil prices to crash. The financials and real estate sectors also substantially lagged the overall mid-cap market. Conversely, the healthcare (particularly the biotechnology segment) and information technology sectors garnered positive returns and were the strongest performers within the index for the reporting period. Despite recording a negative return, the communication services sector outperformed the index return for the reporting period.

In early- and mid-March 2020, the U.S. Federal Reserve (Fed) responded to the market downturn by implementing two separate emergency rate cuts totalling 50 and 100 basis points (bps), respectively, lowering the federal funds target rate to a range of 0.00% to 0.25%. In a statement issued following its policy meeting on April 28-29 2020, the Fed noted that it is “committed to using its full range of tools to support the U.S. economy in this challenging time, thereby promoting its maximum employment and price stability goals.” On the fiscal policy front, the unfolding labor market crisis prompted the U.S. Congress to enact a relief package totaling more than $2 trillion. The legislation included funding for the Fed to leverage lending to corporations; loan/grants to small- and medium-sized enterprises (SMEs); direct cash payments to individuals; tax breaks; expanded unemployment benefits; and aid to healthcare providers and state and local governments.

U.S. economic news was mixed over the reporting period, reflecting the dichotomy between the healthy pre-pandemic picture and an abruptly stalled economy under “lockdown.”

•             The pandemic significantly hampered the U.S. economy in the first quarter of 2020. U.S. gross domestic product (GDP) decreased at an annualized rate of 5.0% in the first three months of the year, down sharply from the 2.1% increase in the fourth quarter of 2019.3 The downturn in the first quarter of 2020 was attributable mainly to a notable decline in consumer spending. There also were decreases in nonresidential fixed investment and exports. Conversely, increases in residential fixed investment, federal government spending, and state and local government spending, as well as a decrease in imports, contributed positively to GDP for the quarter.

•             Prior to the pandemic, U.S. non-farm payrolls rose by an average of 233,000 for the first four months of the reporting period.4 However, employment plummeted by 21.3 million over the last two months of the period – including 20.5 million job losses in April – as the “shelter-in-place” requirements for much of the country hampered the economy. The unemployment rate climbed 11.1 percent over the reporting period, ending with a 10.3 percent spike in unemployment in April to 14.7% – its highest level on record, according to the U.S. Labor Department’s data going back to 1948. As expected, the leisure and hospitality industry saw the greatest job losses in April due to the COVID-19-related closures of many restaurants and entertainment venues, with employment in that sector plummeting by 7.7 million. Furthermore, education and health services sector payrolls declined by 2.5 million over the month.

•             Even after excluding a significant drop in volatile energy costs, the U.S. Consumer Price Index5 dipped 0.4% in April – the largest monthly decrease in inflation since the U.S. Department of Labor began tracking inflation data in 1957.6 The most notable price downturns were in apparel and transportation services, which were hampered more proportionately by the nationwide “lockdown” due to the pandemic.

The Fund’s outperformance relative to its benchmark, the Russell Midcap Index, for the reporting period was due primarily to stock selection and an overweight allocation to the consumer discretionary sector, as well as stock selection and an underweight position in the financials sector. The most notable contributors to performance among individual holdings included membership warehouse operator BJ’s Wholesale Club Holdings Inc., diversified telecommunications company Cable One Inc., and biopharmaceutical firm Horizon Therapeutics PLC.

We believe that BJ’s Wholesale Club Holdings could see strong fundamentals in the near term as consumers “stock up” on groceries in an increasingly uncertain environment. The company also benefited

1           The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

2           The Russell 2000 Index is an unmanaged index considered representative of U.S. small-cap stocks.

3           Source: U.S. Department of Commerce, April 2020

4           Source: U.S. Department of Labor, May 2020

5           The Consumer Price Index is a measure of the average change over time in the prices that consumers pay for a basket of consumer goods and services.

6           Source: U.S. Department of Labor, May 2020

2020 Semi-Annual Report	59

Aberdeen U.S. Mid Cap Equity Fund (Unaudited) (concluded)

during the first quarter of 2020 from positive sentiment toward consumer staples companies given their relative stability in what is a volatile market environment. Cable One reported substantial increases in revenue and earnings for the fourth quarter of its 2019 fiscal year compared to the same period a year earlier. The company benefited primarily from strength in its business services, residential voice and residential data segments. Horizon Therapeutics received U.S. Food and Drug Administration approval of Tepezza, its treatment for thyroid eye disease, in January 2020. In our opinion, the company is positioned well for solid growth driven from this drug launch, as well as sales of its treatment for severe cases of gout.

In contrast, stock selection and underweight exposure versus the benchmark to the materials sector, along with stock selection in the healthcare sector, weighed modestly on Fund performance for the reporting period. The largest individual stock detractors were CCL Industries Inc., a Canada-based supplier of manufacturing services and specialty packaging products for the non-durable consumer products market; Axalta Coating Systems Ltd., a provider of liquid and powder industrial coatings; and the absence of a holding in gold mining company Newmont Goldcorp Corp.

CCL Industries recorded year-over-year declines in revenue and earnings for the fourth quarter of its 2019 fiscal year attributable mainly to weakness in the North America, Europe and Asia Pacific regions. Sales for the company’s Innovia and Avery subsidiaries also decreased during the quarter. Axalta Coating Systems posted lower revenue and earnings for the fourth quarter of its 2019 fiscal year relative to the same period in 2018. The company’s results were hampered by weakness in both its Performance Coatings and Transportation Coatings business units. Finally, the Fund’s lack of exposure to Newmont Goldcorp weighed on performance as the company’s shares rose sharply along with the gold price over the reporting period.

Regarding portfolio activity during the reporting period, we initiated holdings in educational textbook rental services provider Chegg Inc.; cyber security company CyberArk Software Ltd.; First Energy Corp., an Ohio-based electric utility company; biopharmaceutical firm Horizon Therapeutics PLC; Mercury Systems, a manufacturer of electronic components for aerospace and defense applications; and West Pharmaceutical Services Inc., a manufacturer of injectable pharmaceutical packaging and delivery systems.

Conversely, we exited the Fund’s positions in and logistics and supply chain management services provider C.H. Robinson Worldwide Inc.; oilfield services company Core Laboratories N.V.; global professional services firm Genpact Ltd.; medical technology company Hologic Inc.; flavors and fragrances maker International Flavors & Fragrances Inc.; commercial bank M&T Bank Corp.; and A.O. Smith Corp., a manufacturer of commercial and residential water heaters.

There remains uncertainty on the horizon – an environment in which it is difficult to invest. While the COVID-19 curve has been flattened in the U.S., the number of new cases has not yet begun to decline and the flattening is inconsistent across regions. There remains much tension around when and how the economy will reopen, which is necessary for the economy to stabilize and improve, but we are also wary that being too cavalier in a rush to boost economic activity could have adverse outcomes. On the policy front, we remain encouraged by the amount of federal support flowing into the U.S. economy to sustain citizens and businesses of all sizes heading into this recession.

In our view, the market is implying that 2021 will largely show a ramp back in revenues and profitability, but accurately gauging where earnings may land is difficult at this stage. With that as a backdrop, we find it difficult to say whether current (i.e., one-year forward) valuations are reasonable as visibility is low, but also because we take a longer-term view when assessing our opportunity set. Nonetheless, we feel that downside risks are more limited and longer-term upside for the market is attractive. That is not to say there will not be volatility in the short term. However, we view the current backdrop as attractive and opportunistic given our longer-term investment horizon.

Portfolio Management:

North American Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.aberdeenstandard.com/en-us/us/investor/fund-centre.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

Equity stocks of mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Foreign securities in which the Fund may invest may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, currency exchange rates, political and economic risks. Fluctuation in currency exchange rates may impact the Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques used are unsuccessful. The foregoing risks are enhanced in emerging market countries.

To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

60	2020 Semi-Annual Report

Aberdeen U.S. Mid Cap Equity Fund (Unaudited)

Average Annual Total Return (For periods ended April 30, 2020)		Six Month†	1 Yr.	Inception[1]
Class A	w/o SC	(1.31%)	4.02%	11.62%
	w/ SC2	(6.96%)	(1.95%)	10.05%
Class C	w/o SC	(1.66%)	3.31%	10.79%
	w/ SC3	(2.59%)	2.34%	10.79%
Class R4	w/o SC	(1.40%)	3.81%	11.35%
Institutional Service Class[4]	w/o SC	(1.17%)	4.38%	11.91%
Institutional Class[4]	w/o SC	(1.17%)	4.38%	11.92%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

†                  Not annualized

1                  Fund commenced operations on February 29, 2016.

2                  A 5.75% front-end sales charge was deducted.

3                  A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.

4                  Not subject to any sales charges.

Performance of a $1,000,000 Investment* (as of April 30, 2020)

* Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen U.S. Mid Cap Equity Fund, Russell

Midcap® Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Russell 1000® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

2020 Semi-Annual Report	61

Aberdeen U.S. Mid Cap Equity Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

April 30, 2020 (Unaudited)

Asset Allocation
Common Stocks	96.1%
Short-Term Investment	2.1%
Other Assets in Excess of Liabilities	1.8%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in S&P Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 sub-industries. As of April 30, 2020, the Fund did not have more than 25% of its assets invested in any single industry or industry group. The sectors as classified by GICS, are comprised of several industries.

Top Sectors
Information Technology	28.6%*
Industrials	15.6%
Health Care	12.2%
Financials	10.6%
Consumer Discretionary	10.3%
Materials	4.9%
Utilities	4.3%
Communication Services	3.5%
Real Estate	3.5%
Consumer Staples	2.6%
Other	3.9%
100.0%

*               As of April 30, 2020, the Fund’s holdings in the Information Technology sector were allocated to seven industries: Software (6.6%) Commercial Services & Supplies (4.6%) Computers & Peripherals (4.5%) Electronics (4.3%) Semiconductors (4.0%) Diversified Telecommunication Services (3.2%) and Internet (1.4%).

Top Holdings*
Cable One, Inc.	3.5%
TMX Group Ltd.	3.5%
NICE Ltd., ADR	3.2%
Verisk Analytics, Inc.	3.1%
Horizon Therapeutics PLC	3.0%
Burlington Stores, Inc.	3.0%
Teleflex, Inc.	2.8%
Tetra Tech, Inc.	2.7%
Itron, Inc.	2.7%
Cboe Global Markets, Inc.	2.7%
Other	69.8%
100.0%

*               For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United States	84.9%
Canada	8.0%
Israel	5.3%
Other	1.8%
100.0%

62	2020 Semi-Annual Report

Statement of Investments

April 30, 2020 (Unaudited)
Aberdeen U.S. Mid Cap Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (96.1%)
CANADA (8.0%)
Financials (3.5%)
TMX Group Ltd.	716	$ 62,030
Industrials (2.1%)
Ritchie Bros Auctioneers, Inc.	882	38,005
Materials (2.4%)
CCL Industries, Inc., Class B	1,391	43,480
		143,515
ISRAEL (5.3%)
Information Technology (5.3%)
CyberArk Software Ltd. (a)	376	37,134
NICE Ltd., ADR (a)	350	57,505
		94,639
UNITED STATES (82.8%)
Communication Services (3.5%)
Cable One, Inc.	33	63,124
Consumer Discretionary (10.3%)
Burlington Stores, Inc. (a)	293	53,528
Chegg, Inc. (a)	710	30,353
Dunkin’ Brands Group, Inc.	630	39,589
Service Corp. International	1,202	44,161
Tiffany & Co.	141	17,837
		185,468
Consumer Staples (2.6%)
BJ’s Wholesale Club Holdings, Inc. (a)	1,743	45,858
Financials (7.1%)
Cboe Global Markets, Inc.	481	47,802
First Republic Bank	336	35,042
SVB Financial Group (a)	231	44,622
		127,466
Health Care (12.2%)
Globus Medical, Inc., Class A (a)	994	47,175
Horizon Therapeutics PLC (a)	1,488	53,628
PRA Health Sciences, Inc. (a)	374	36,091
Teleflex, Inc.	148	49,639
West Pharmaceutical Services, Inc.	173	32,742
		219,275
Industrials (13.5%)
Allegion PLC	253	25,437
Kansas City Southern	259	33,812
Mercury Systems, Inc. (a)	419	37,358
Tetra Tech, Inc.	650	48,932
Verisk Analytics, Inc.	361	55,172
Waste Connections, Inc.	478	41,065
		241,776

	Shares or Principal Amount	Value
Information Technology (23.3%)
CDW Corp.	224	$ 24,819
Envestnet, Inc. (a)	665	41,576
EPAM Systems, Inc. (a)	195	43,074
Evo Payments, Inc., Class A (a)	2,319	46,171
Fair Isaac Corp. (a)	102	36,000
FLIR Systems, Inc.	675	29,295
Itron, Inc. (a)	694	48,455
Marvell Technology Group Ltd.	1,376	36,794
Maxim Integrated Products, Inc.	637	35,022
Paylocity Holding Corp. (a)	313	35,848
Pegasystems, Inc.	484	40,472
		417,526
Materials (2.5%)
Axalta Coating Systems Ltd. (a)	2,283	45,067
Real Estate (3.5%)
Alexandria Real Estate Equities, Inc., REIT	182	28,590
CoreSite Realty Corp., REIT	279	33,812
		62,402
Utilities (4.3%)
American Water Works Co., Inc.	247	30,057
CMS Energy Corp.	414	23,635
FirstEnergy Corp.	572	23,607
		77,299
		1,485,261
Total Common Stocks		1,723,415
SHORT-TERM INVESTMENT (2.1%)
UNITED STATES (2.1%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.22% (b)	36,727	36,727
Total Short-Term Investment		36,727
Total Investments (Cost $1,525,729) (c)—98.2%		1,760,142
Other Assets in Excess of Liabilities—1.8%		32,977
Net Assets—100.0%		$ 1,793,119

(a)	Non-income producing security.
(b)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2020.
(c)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.

2020 Semi-Annual Report	63

Aberdeen U.S. Multi-Cap Equity Fund (Unaudited)

Aberdeen Multi-Cap Equity Fund (Institutional Class shares net of fees) returned 1.27% for the six-month period ended April 30, 2020, versus the –4.33% return of its benchmark, the Russell 3000 Index, during the same period.

U.S. equity markets experienced significant bouts of volatility over the six-month period ended April 30, 2020. Major stock market indices continued to move higher over the first half of the reporting period, bolstered by generally positive economic data reports and news of a “phase one” agreement in the U.S.-China trade dispute. In February and March 2020, there was a significant selloff amid investors’ fears surrounding the impact of the worldwide spread of the novel coronavirus (COVID-19) pandemic on the global economy. Stock prices subsequently rebounded in April 2020, as investors welcomed incremental positive developments regarding a slowdown in the spread of COVID-19 and appeared to express optimism about the prospect of the U.S. economy beginning a phased-in “reopening.” During the reporting period, shares of U.S. large-cap companies, as represented by the broader-market S&P 500 Index,1 returned –3.16% for the reporting period, significantly outperforming the corresponding –11.63% and –15.47% returns of their mid- and small-cap counterparts, as represented by the Russell Midcap2 and Russell 20003 indices, respectively for the same period. Within the Russell 3000 Index, the energy sector fell sharply during the reporting period due to declining demand and potentially increasing supply as disagreements among members of the Organization of the Petroleum Exporting Countries (OPEC) caused oil prices to crash. The financials and real estate sectors also notably lagged the market. Conversely, the information technology, healthcare and consumer discretionary sectors garnered positive returns and were the strongest performers within the Russell 3000 Index for the reporting period.

In early- and mid-March 2020, the U.S. Federal Reserve (Fed) responded to the market downturn by implementing two separate emergency rate cuts totalling 50 and 100 basis points (bps), respectively, lowering the federal funds target rate to a range of 0.00% to 0.25%. In a statement issued following its policy meeting on April 28-29, 2020 the Fed noted that it is “committed to using its full range of tools to support the U.S. economy in this challenging time, thereby promoting its maximum employment and price stability goals.” On the fiscal policy front, the unfolding labor market crisis prompted the U.S. Congress to enact a relief package totaling more than $2 trillion. The legislation included funding for the Fed to leverage lending to corporations; loan/grants to small- and medium-sized enterprises (SMEs); direct cash payments to individuals; tax breaks; expanded unemployment benefits; and aid to healthcare providers and state and local governments.

U.S. economic news was mixed over the reporting period, reflecting the dichotomy between the healthy pre-pandemic picture and an abruptly stalled economy under “lockdown.”

•             The pandemic significantly hampered the U.S. economy in the first quarter of 2020. U.S. gross domestic product (GDP) decreased at an annualized rate of 4.8% in the first three months of the year, down sharply from the 2.1% increase in the fourth quarter of 2019.4 The downturn in the first quarter of 2020 was attributable mainly to a notable decline in consumer spending. There also were decreases in nonresidential fixed investment and exports. Conversely, increases in residential fixed investment, federal government spending, and state and local government spending, as well as a decrease in imports, contributed positively to GDP for the quarter.

•             Prior to the pandemic, U.S. non-farm payrolls rose by an average of 233,000 for the first four months of the reporting period.5 However, employment plummeted by 21.3 million over the last two months of the period – including 20.5 million job losses in April – as the “shelter-in-place” requirements for much of the country hampered the economy. The unemployment rate climbed 11.1 percent over the reporting period, ending with a 10.3 percent spike in April to 14.7% – its highest level on record, according to the U.S. Labor Department’s data going back to 1948. As expected, the leisure and hospitality industry saw the greatest job losses in April due to the COVID-19-related closures of many restaurants and entertainment venues, with employment in that sector plummeting by 7.7 million. Furthermore, education and health services sector payrolls declined by 2.5 million over the month.

•             Even after excluding a significant drop in volatile energy costs, the U.S. Consumer Price Index6 dipped 0.4% in April – the largest monthly decrease in inflation since the U.S. Department of Labor began tracking inflation data in 1957.7 The most notable price downturns were in apparel and transportation services, which were hampered more proportionately by the nationwide “lockdown” due to the pandemic.

The Fund’s outperformance relative to its benchmark, the Russell 3000 Index, for the reporting period was attributable primarily to stock selection in the consumer discretionary sector, as well as overall stock selection and allocation in the information technology, financials and real estate sectors. The largest contributors to performance among individual holdings were internet retailing giant

1

The S&P 500 Index is an unmanaged index considered representative of the broader U.S. stock market. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

2	The Russell Midcap Index is an unmanaged index considered representative of U.S. mid-cap stocks.
3	The Russell 2000 Index is an unmanaged index considered representative of U.S. small-cap stocks.
4	Source: U.S. Department of Commerce, April 2020
5	Source: U.S. Department of Labor, May 2020
6	The Consumer Price Index is a measure of the average change over time in the prices that consumers pay for a basket of consumer goods and services.
7	Source: U.S. Department of Labor, May 2020

64	2020 Semi-Annual Report

Aberdeen U.S. Multi-Cap Equity Fund (Unaudited) (concluded)

Amazon.com Inc., tech giant Microsoft Corp., and software and cloud-computing services provider Adobe Inc.

Amazon.com’s stock price rose sharply after the company posted strong results for the fourth quarter of its 2019 fiscal year. The company saw healthy year-over-year revenue and earnings growth attributable mainly to a significant increase in orders during the holiday season in November and December 2019, as well as strength in its Amazon Web Services business. Microsoft Corp. reported substantially higher revenue and earnings for the second quarter of its 2020 fiscal year compared to the same period a year earlier. The company benefited mainly from strength in its Commercial Cloud, Intelligent Cloud and Productivity and Business Processes units. Adobe Inc. garnered robust year-over-year revenue and earnings growth for both the fourth quarter of it 2019 fiscal year and the first quarter of its 2020 fiscal year. The company’s results for both periods were bolstered by strength in its Digital Media and Digital Experience business segments.

Stock selection in the communication services and healthcare sectors had a negative impact on Fund performance for the reporting period. The most notable individual stock detractors from performance included holdings in oil and gas company EOG Resources Inc. and aerospace and defense company Raytheon Technologies Corp. (formerly Raytheon Co.), along with the absence of a position in tech giant Apple Inc.

Shares of EOG Resources moved lower as the oil price fell sharply due to declining demand and potentially increasing supply amid a price war among members of the Organization of the Petroleum Exporting Countries (OPEC). We subsequently exited the Fund’s position in the company in March 2020. Raytheon Technologies Corp.’s stock price declined in late February after the European Union (EU) delayed its decision on the proposed merger of the Raytheon Co. and United Technologies Corp. The EU subsequently approved the merger, which was completed in April 2020. The two companies now operate under the name of Raytheon Technologies Corporation. The Fund does not have a position in Apple Inc. While we acknowledge the company’s innovations, we historically have had concerns with the lack of visibility into its business and its high dependence on a single product. We also have questioned the sustainability of the company’s revenue growth and margin profile over longer periods.

Regarding portfolio activity over the reporting period, we initiated holdings in diversified financial services companies American Express Co. and Citigroup Inc.; Air Products and Chemicals Inc., a supplier of industrial gases; Paylocity Holding Corp., a developer of payroll and human capital management software; and diversified media company The Walt Disney Co.

Conversely, we exited the Fund’s positions in oil and gas companies ConocoPhillips and EOG Resources Inc.; financial services company First Republic Bank; Manhattan Associates Inc., a developer of supply chain and logistics software; semiconductor manufacturer Texas Instruments Inc.; luxury goods retailer Tiffany & Co.; and transportation and logistics company United Parcel Service Inc.

There remains uncertainty on the horizon – an environment in which it is difficult to invest. While the COVID-19 curve has been flattened in the U.S., the number of new cases has not yet begun to decline and the flattening is inconsistent across regions. There remains much tension around when and how the economy will reopen, which is necessary for the economy to stabilize and improve, but we are also wary that being too cavalier in a rush to boost economic activity could have adverse outcomes. On the policy front, we remain encouraged by the amount of federal support flowing into the U.S. economy to sustain citizens and businesses of all sizes heading into this recession.

In our view, the market is implying that 2021 will largely show a ramp back in revenues and profitability, but accurately gauging where earnings may land is difficult at this stage. With that as a backdrop, we find it difficult to say whether current (i.e., one-year forward) valuations are reasonable as visibility is low, but also because we take a longer-term view when assessing our opportunity set. Nonetheless, we feel that downside risks are more limited and longer-term upside for the market is attractive. That is not to say there will not be volatility in the short term. However, we view the current backdrop as attractive and opportunistic given our longer-term investment horizon.

Portfolio Management:

North American Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.aberdeenstandard.com/en-us/us/investor/fund-centre.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Equity stocks of small- and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Please read the prospectus for more detailed information regarding these and other risks.

2020 Semi-Annual Report	65

Aberdeen U.S. Multi-Cap Equity Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2020)		Six Month†	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	1.05%	7.09%	8.84%	9.79%
	w/ SC2	(4.76%)	0.90%	7.55%	9.15%
Class C	w/o SC	0.68%	6.32%	8.06%	9.01%
	w/ SC3	(0.22%)	5.37%	8.06%	9.01%
Institutional Service Class[4,5]	w/o SC	1.18%	7.28%	9.07%	10.05%
Institutional Class[4]	w/o SC	1.27%	7.44%	9.17%	10.13%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

†	Not annualized
1

Returns prior to October 9, 2011 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. Please consult the Fund’s prospectus for more detail.

2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.
5

Returns before the first offering of the Institutional Service Class shares (October 10, 2011) are based on the previous performance of the Institutional Class shares of the Predecessor Fund and Second Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what the Institutional Service Class shares would have produced because both classes invest in the same portfolio of securities. Returns would only differ to the extent of the differences in expenses of the two classes.

Performance of a $10,000 Investment (as of April 30, 2020)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen U.S. Multi-Cap Equity Fund, Russell 3000® Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2020. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

66	2020 Semi-Annual Report

Aberdeen U.S. Multi-Cap Equity Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

April 30, 2020 (Unaudited)

Asset Allocation
Common Stocks	97.3%
Short-Term Investment	2.8%
Liabilities in Excess of Other Assets	(0.1%)
100.0%

The following table summarizes the composition of the Fund’s portfolio, in S&P Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 sub-industries. As of April 30, 2020, the Fund did not have more than 25% of its assets invested in any single industry or industry group. The sectors as classified by GICS, are comprised of several industries.

Top Sectors
Information Technology	24.6%
Health Care	14.2%
Financials	13.5%
Industrials	11.1%
Consumer Discretionary	10.5%
Communication Services	8.9%
Consumer Staples	5.6%
Materials	4.6%
Utilities	2.4%
Real Estate	1.9%
Other	2.7%
100.0%

Top Holdings*
Microsoft Corp.	8.3%
Amazon.com, Inc.	6.5%
Alphabet, Inc., Class A	4.6%
Visa, Inc., Class A	3.6%
Fidelity National Information Services, Inc.	3.2%
Baxter International, Inc.	3.1%
TMX Group Ltd.	3.1%
Alimentation Couche-Tard, Inc., Class B	2.8%
BJ’s Wholesale Club Holdings, Inc.	2.8%
Intercontinental Exchange, Inc.	2.6%
Other	59.4%
100.0%

*               For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United States	89.6%
Canada	8.1%
Israel	2.4%
Other	(0.1)%
100.0%

2020 Semi-Annual Report	67

Statement of Investments

April 30, 2020 (Unaudited)
Aberdeen U.S. Multi-Cap Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (97.3%)
CANADA (8.1%)
Consumer Staples (2.8%)
Alimentation Couche-Tard, Inc., Class B	358,496	$ 10,003,222
Financials (3.1%)
TMX Group Ltd.	124,790	10,811,039
Industrials (2.2%)
Ritchie Bros Auctioneers, Inc.	183,688	7,915,116
		28,729,377
ISRAEL (2.4%)
Information Technology (2.4%)
NICE Ltd., ADR (a)	50,861	8,356,463
UNITED STATES (86.8%)
Communication Services (8.9%)
Alphabet, Inc., Class A (a)	12,074	16,260,056
Comcast Corp., Class A	236,271	8,890,878
Walt Disney Co.	61,456	6,646,466
		31,797,400
Consumer Discretionary (10.5%)
Amazon.com, Inc. (a)	9,324	23,067,576
Burlington Stores, Inc. (a)	34,435	6,290,930
Service Corp. International	213,905	7,858,870
		37,217,376
Consumer Staples (2.8%)
BJ’s Wholesale Club Holdings, Inc. (a)	373,871	9,836,546
Financials (10.4%)
American Express Co.	82,726	7,548,747
Charles Schwab Corp. (The)	206,436	7,786,766
Citigroup, Inc.	110,910	5,385,790
Glacier Bancorp, Inc. (b)	178,157	6,784,219
Intercontinental Exchange, Inc.	105,640	9,449,498
		36,955,020
Health Care (14.2%)
Baxter International, Inc.	122,623	10,886,470
Boston Scientific Corp. (a)	187,857	7,040,880
Globus Medical, Inc., Class A (a)	183,890	8,727,419
Horizon Therapeutics PLC (a)	215,816	7,778,045
PRA Health Sciences, Inc. (a)	76,074	7,341,141
UnitedHealth Group, Inc.	29,885	8,740,466
		50,514,421
Industrials (8.9%)
IHS Markit Ltd.	127,601	8,587,547
Kansas City Southern	69,407	9,061,084
Raytheon Technologies Corp.	101,094	6,551,902
Verisk Analytics, Inc.	48,694	7,441,904
		31,642,437

	Shares or Principal Amount	Value
Information Technology (22.2%)
Adobe, Inc. (a)	21,860	$ 7,730,570
Fair Isaac Corp. (a)	19,078	6,733,389
Fidelity National Information Services, Inc.	86,420	11,397,934
Microsoft Corp.	163,915	29,375,207
Paylocity Holding Corp. (a)	41,986	4,808,657
Pegasystems, Inc.	74,205	6,205,022
Visa, Inc., Class A	71,750	12,823,160
		79,073,939
Materials (4.6%)
Air Products & Chemicals, Inc.	40,418	9,117,492
Ecolab, Inc.	37,279	7,213,487
		16,330,979
Real Estate (1.9%)
Equinix, Inc., REIT	10,223	6,902,570
Utilities (2.4%)
NextEra Energy, Inc.	36,599	8,458,761
		308,729,449
Total Common Stocks		345,815,289
SHORT-TERM INVESTMENT (2.8%)
UNITED STATES (2.8%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.22% (c)	9,912,133	9,912,133
Total Short-Term Investment		9,912,133
Total Investments (Cost $294,489,262) (d)—100.1%		355,727,422
Liabilities in Excess of Other Assets—(0.1)%		(255,358)
Net Assets–100.0%		$355,472,064

(a)	Non-income producing security.
(b)

All or a portion of the securities are on loan. The total value of all securities on loan is $410,865. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.

(c)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2020.
(d)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.

68	2020 Semi-Annual Report

Aberdeen U.S. Small Cap Equity Fund (Unaudited)

Aberdeen U.S. Small Cap Equity Fund (Institutional Class shares net of fees) returned –8.06% for the six-month period ended April 30, 2020, versus the –15.47% return of its benchmark, the Russell 2000 Index, during the same period.

U.S. equity markets experienced significant bouts of volatility over the six-month period ended April 30, 2020. Major stock market indices continued to move higher over the first half of the reporting period, bolstered by generally positive economic data reports and news of a “phase one” agreement in the U.S.-China trade dispute. In February and March 2020, there was a significant selloff amid investors’ fears surrounding the impact of the worldwide spread of the novel coronavirus (COVID-19) pandemic on the global economy. Stock prices subsequently rebounded in April as investors welcomed incremental positive developments regarding a slowdown in the spread of COVID-19 and appeared to express optimism about the prospect of the U.S. economy beginning a phased-in “reopening.” Shares of U.S. small-cap companies, as represented by the Russell 2000 Index, returned –15.47% for the reporting period, and significantly underperformed the –3.16% return of large-cap stocks, as measured by the U.S. broader-market S&P 500 Index.1 Within the Russell 2000 Index, the energy sector fell sharply during the reporting period due to declining demand and potentially increasing supply as disagreements among members of the Organization of the Petroleum Exporting Countries (OPEC) caused oil prices to crash. The real estate and financials sectors also substantially lagged the overall small-cap market. Conversely, the healthcare sector garnered a positive return and was the strongest performer for the reporting period, led by the biotechnology segment. Despite recording negative returns, the information technology and consumer staples sectors outperformed the overall market for the reporting period.

In early- and mid-March 2020, the U.S. Federal Reserve (Fed) responded to the market downturn by implementing two separate emergency rate cuts totaling 50 and 100 basis points (bps), respectively, lowering the federal funds target rate to a range of 0.00% to 0.25%. In a statement issued following its policy meeting on April 28-29, 2020, the Fed noted that it is “committed to using its full range of tools to support the U.S. economy in this challenging time, thereby promoting its maximum employment and price stability goals.” On the fiscal policy front, the unfolding labor market crisis prompted the U.S. Congress to enact a relief package totaling more than $2 trillion. The legislation included funding for the Fed to leverage lending to corporations; loan/grants to small- and medium-sized enterprises (SMEs); direct cash payments to individuals; tax breaks; expanded unemployment benefits; and aid to healthcare providers and state and local governments.

U.S. economic news was mixed over the reporting period, reflecting the dichotomy between the healthy pre-pandemic picture and an abruptly stalled economy under “lockdown.”

•        The pandemic significantly hampered the U.S. economy in the first quarter of 2020. U.S. gross domestic product (GDP) decreased at an annualized rate of 5.0% in the first three months of the year, down sharply from the 2.1% increase in the fourth quarter of 2019.2 The downturn in the first quarter of 2020 was attributable mainly to a notable decline in consumer spending. There also were decreases in nonresidential fixed investment and exports. Conversely, increases in residential fixed investment, federal government spending, and state and local government spending, as well as a decrease in imports, contributed positively to GDP for the quarter.

•        Prior to the pandemic, U.S. non-farm payrolls rose by an average of 233,000 for the first four months of the reporting period.3 However, employment plummeted by 21.3 million over the last two months of the period – including 20.5 million job losses in April – as the “shelter-in-place” requirements for much of the country hampered the economy. The unemployment rate climbed 11.1 percent over the reporting period, ending with a 10.3 percent spike in April to 14.7% – its highest level on record, according to the U.S. Labor Department’s data going back to 1948. As expected, the leisure and hospitality industry saw the greatest job losses in April due to the COVID-19-related closures of many restaurants and entertainment venues, with employment in that sector plummeting by 7.7 million. Furthermore, education and health services sector payrolls declined by 2.5 million over the month.

•        Even after excluding a significant drop in volatile energy costs, the U.S. Consumer Price Index4 dipped 0.4% in April – the largest monthly decrease in inflation since the U.S. Department of Labor began tracking inflation data in 1957.5 The most notable price downturns were in apparel and transportation services, which were hampered more proportionately by the nationwide “lockdown” due to the pandemic.

We believe that the Fund’s focus on quality growth has benefited performance. As we have seen in past selloffs, the market rewarded profitability and growth characteristics at the expense of value and balance-sheet leverage. With this as a backdrop, the Fund’s higher-quality portfolio performed relatively better in the steep market selloff in February and March 2020. From the recent peak of the Russell 2000 Index on January 16, 2020, to the year-to-date trough of small-cap stocks on March 18, 2020, the Fund outperformed the benchmark by approximately 9.5% on a gross return basis.

1        The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

2        Source: U.S. Department of Commerce, April 2020

3        Source: U.S. Department of Labor, May 2020

4        The Consumer Price Index is a measure of the average change over time in the prices that consumers pay for a basket of consumer goods and services.

5        Source: U.S. Department of Labor, May 2020

2020 Semi-Annual Report	69

Aberdeen U.S. Small Cap Equity Fund (Unaudited) (continued)

Fortunately, given the positioning and allocation to what we view as higher-quality growth companies with lower business risk, the Fund’s performance was able to keep pace (and even modestly outperform) in the strong market rebound in April. Importantly, in our view, over the past several years, we have been intently focused on proper portfolio construction in an effort to retain the Fund’s strong downside protection characteristics, while also having the appropriate risk profile so that the Fund participates (and does not lose ground) in stronger markets. This is always a fine balancing act, but one that we believe enhanced Fund performance over the reporting period.

The Fund’s outperformance versus its benchmark, the Russell 2000 Index, for the reporting period was attributable mainly to stock selection in the industrials sector, both stock selection and an underweight allocation versus the benchmark to the financials sector, and both stock selection and an overweight position in the information technology sector. The largest individual stock contributors to Fund performance were Five9 Inc., provider of cloud-based software to contact centers; Bandwidth Inc., a provider of communication platform-as-a-service (CPaaS) to large global enterprises; and biopharmaceutical firm Horizon Therapeutics PLC.

In our view, shares of Five9 Inc. performed relatively well over the reporting period because of investors’ prevailing view that near-term fundamentals should be buoyed by increasing demand for call-center agents. We believe that the current environment could act as a catalyst for enterprises to upgrade call-center technology. Bandwidth Inc. has benefited from increased usage of video conferencing applications as the company enables voice access for many providers of this service. The company’s customers include large enterprises such as Zoom, Google, Microsoft and Cisco Systems (which the Fund does not hold). Horizon Therapeutics received U.S. Food and Drug Administration approval of Tepezza, its treatment for thyroid eye disease, in January 2020. In our opinion, the company is positioned well for solid growth driven from this drug launch, as well as sales of its treatment for severe cases of gout.

In contrast, stock selection and underweight exposure to the healthcare sector, as well as an overweight allocation to the industrials sector, weighed on Fund performance for the reporting period. The primary detractors from Fund performance included Welbilt Inc., a designer/manufacturer of foodservice equipment; US Physical Therapy, an operator of physical therapy clinics; and specialty apparel manufacturer G-III Apparel Group Ltd.

Welbilt Inc. struggled to deliver margin gains attributable mainly to rising input costs and various manufacturing inefficiencies, while growth remained subdued due to weak end-markets. We exited the Fund’s position in the company in March 2020, as we believe that these issues will be further exacerbated in the current environment. US Physical Therapy’s earnings for third and fourth quarters of its 2019 fiscal year did not meet the market’s consensus expectations. The company’s results were hampered by relative weakness in its industrial injury prevention business and lower pricing in the core physical therapy segment. Nevertheless, we maintain our confidence in the potential for US Physical Therapy’s business due to its track record of strong execution and the fragmented nature of the market. Shares of G-III Apparel Group significantly lagged the performance of the Russell 2000 Index over the reporting period given the overall negative investor sentiment toward retail due to what we believe is likely to be tepid demand amid store closures and consumers’ lower disposable income. We also believe that investors had concerns regarding the company’s liquidity position, which is increasingly precarious. We exited the Fund’s position in G-III Apparel Group in March 2020, and allocated capital toward opportunities that in our view had better risk-reward profiles.

Due to the extreme volatility in the market in March 2020, we were more active in seeking to upgrade the quality of the Fund’s portfolio. We initiated holdings in nine companies during the six-month reporting period. SJW Group is a provider of water and wastewater utility services across multiple states. The water service industry broadly has seen huge underinvestment over the past few decades despite its critical importance, which in our view supports ultra-long earnings growth visibility for water utility companies that earn a return on infrastructure investment. Semiconductor manufacturer Lattice Semiconductor Corp.’s focus and investment has narrowed to a core business, which in our view is well placed for growth in edge-computing trends. As the company returns to earnings growth, we believe that margins and returns should continue to improve in the coming years.6 SiteOne Landscape Supply is a distributor of landscaping supplies, including fertilizer, grass seed, irrigation, outdoor lighting, and turf care equipment. As the most-scaled player in the industry with a roughly 10% market share, we believe that SiteOne possesses the advantaged position as the consolidator of choice in a highly fragmented industry still in the early innings of consolidation. Perficient Inc. is an IT services company offering digital transformation consulting and services. The need to transform business processes is a structural need for nearly all businesses for years to come. Within this market, we feel that Perficient has demonstrated that it has leading capabilities as indicated by high business win rates and a strong, yet diversified, partner network. WNS Holdings Ltd. is a leading outsourcing company that grew out of the captive arm of British Airways. The company has grown over time to be highly diversified by customer type and domain.

We established a new position in Itron as we believe that the manufacturer of smart metering solutions should benefit from increasing demand for its products as municipalities invest in technology that allows for better visibility into and management of utility infrastructure. Engineering and consulting firm Tetra Tech has increasingly focused on higher-margin design projects centered on water, infrastructure, and environmental services. In our view, these areas offer higher growth and higher returns on capital.7 Cyber security company CyberArk Software Ltd. operates within a niche of the market, which is characterized by weak competition and in which it holds a leadership position. We believe that there will be a continuation of strong growth as enterprises across industries look to bulk up their cyber security architectures. Finally, we initiated a

6        Forecasts and estimates are offered as opinion and are not reflective of potential performance, are not guaranteed and actual events or results may differ materially.

7        Return on capital comprises the level of return that a company earns above the average cost it pays for its debt and equity capital.

70	2020 Semi-Annual Report

Aberdeen U.S. Small Cap Equity Fund (Unaudited) (concluded)

holding in professional staffing and government consulting company ASGN Inc., which in our view operates in a niche with long-term growth, serving the technology, digital/creative, engineering and life sciences sectors. We believe that management historically has made thoughtful use of the company’s balance sheet in an effort to grow its business and de-risk the revenue base by acquiring businesses with greater visibility in revenue streams.

Along with G-III Apparel Group and Welbilt Inc. as previously noted, we exited the Fund’s positions in seven additional companies over the reporting period. While we believed that Pennsylvania-based banking and financial services company Univest Financial Corp.’s returns on capital lagged those of its peers, we believed that improvement in return on equity would come with greater scale. However, this proved to be elusive. We also became concerned as the company’s loan growth exceeded that of its peers (which is often a harbinger of future credit issues). Oilfield services company Core Laboratories N.V. has significant exposure to international and offshore oil projects, which have seen resurgence in activity. Unfortunately, North American activity has deteriorated as exploration and production companies increasingly practice capital discipline, creating a strain on Core Laboratories’ balance sheet. Niche financial services company Boston Private Financial Holdings’ wealth business segments struggled while it failed to generate the operating leverage needed to drive its returns on capital higher. We decided to shift the Fund’s assets into bank holdings for which we had higher conviction. Growth in the core residential business of Alarm.com Holdings Inc., a cloud-based provider of interactive security solutions, slowed more than we had expected, while investments in its commercial and international initiatives weighed on profitability. We ultimately found what we believed were better opportunities in software companies with higher growth and better margin opportunities.

We had originally initiated a holding in Altra Industrial Motion Corp., a manufacturer of highly engineered industrial products, in mid-2019, given its exposure to high-growth industrial end-markets and our belief in its ability to extract cost-savings from a recent acquisition, thereby allowing its margins and returns to rise. Execution on these initiatives over the past several quarters has been mixed. We increasingly expected pressure on the company’s end-markets given the current economic backdrop. Shares of commercial real estate brokerage firm Marcus & Millichap performed roughly in line with our expectations during the Fund’s holding period, though the market arguably has been a bit more volatile than we had expected. However, we exited the Fund’s position in the company as we saw the potential for earnings pressure in an environment of more subdued real estate activity. Finally, we sold the Fund’s shares in MGP Ingredients, as the aged whiskey market did not develop as we had anticipated, leading to a series of earnings disappointments for the supplier of distillate and food ingredients. More recently, there was turnover in the management ranks which caused us some concern.

There remains uncertainty on the horizon – an environment in which it is difficult to invest. There remains much tension around when and how the economy will reopen, which is necessary for the economy to stabilize and improve, but we are also wary that being too cavalier in a rush to boost economic activity could have adverse outcomes. On the policy front, we remain encouraged by the amount of federal support flowing into the U.S. economy to sustain citizens and businesses of all sizes heading into this recession.

In our view, the market is implying that 2021 will largely show a ramp back in revenues and profitability, but accurately gauging where earnings may land is difficult at this stage. With that as a backdrop, we find it difficult to say whether current (i.e., one-year forward) valuations are reasonable as visibility is low, but also because we take a longer-term view when assessing our opportunity set. Nonetheless, based on the significant stress-testing that we have performed for companies in the portfolio, we feel that downside risks are more limited and longer-term upside is attractive should the business models develop as we expect. That is not to say there will not be volatility in the short term. However, we view the current backdrop as attractive given our longer-term investment horizon.

Portfolio Management:

North American Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.aberdeenstandard.com/en-us/us/investor/fund-centre.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

Equity stocks of small-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Foreign securities in which the Fund may invest may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, currency exchange rates, political and economic risks. Fluctuation in currency exchange rates may impact the Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques used are unsuccessful. The foregoing risks are enhanced in emerging market countries.

To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

2020 Semi-Annual Report	71

Aberdeen U.S. Small Cap Equity Fund (Unaudited)

Average Annual Total Return (For periods ended April 30, 2020)		Six Month†	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	(8.24)%	(8.90)%	6.52%	9.62%
	w/SC1	(13.51)%	(14.14)%	5.27%	8.98%
Class C	w/o SC	(8.53)%	(9.47)%	5.79%	8.88%
	w/SC2	(9.37)%	(10.30)%	5.79%	8.88%
Class R3	w/o SC	(8.36)%	(9.17)%	6.20%	9.33%
Institutional Service Class[3]	w/o SC	(8.12)%	(8.63)%	6.82%	9.94%
Institutional Class[3]	w/o SC	(8.06)%	(8.58)%	6.85%	9.96%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

†        Not annualized

1        A 5.75% front-end sales charge was deducted.

2        A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.

3        Not subject to any sales charges.

Performance of a $10,000 Investment (as of April 30, 2020)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen U.S. Small Cap Equity Fund, the Russell 2000® Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2020. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Russell 2000® Index measures performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and it represents approximately 8% of the U.S. market. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased barometer for the small-cap segment and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

72	2020 Semi-Annual Report

Aberdeen U.S. Small Cap Equity Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

April 30, 2020 (Unaudited)

Asset Allocation
Common Stocks	98.2%
Short-Term Investment	2.1%
Liabilities in Excess of Other Assets	(0.3%)
100.0%

The following table summarizes the composition of the Fund’s portfolio, in S&P Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 sub-industries. As of April 30, 2020, the Fund did not have more than 25% of its assets invested in any single industry or industry group. The sectors as classified by GICS, are comprised of several industries.

Top Sectors
Information Technology	24.8%
Industrials	22.1%
Health Care	15.8%
Financials	11.6%
Consumer Discretionary	7.8%
Materials	6.2%
Consumer Staples	6.0%
Communication Services	2.1%
Utilities	1.8%
Other	1.8%
100.0%

Top Holdings*
BJ’s Wholesale Club Holdings, Inc.	3.2%
TMX Group Ltd.	2.8%
Emergent BioSolutions, Inc.	2.6%
LCI Industries	2.6%
Mercury Systems, Inc.	2.6%
Horizon Therapeutics PLC	2.6%
Globus Medical, Inc., Class A	2.5%
Neenah, Inc.	2.3%
Quaker Chemical Corp.	2.3%
Gibraltar Industries, Inc.	2.3%
Other	74.2%
100.0%

* For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United States	90.6%
Canada	6.5%
India	1.6%
Israel	1.6%
Other	(0.3)%
100.0%

2020 Semi-Annual Report	73

Statement of Investments

April 30, 2020 (Unaudited)

Aberdeen U.S. Small Cap Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (98.2%)
CANADA (6.5%)
Financials (2.8%)
TMX Group Ltd.	210,632	$18,247,863
Industrials (3.7%)
Richelieu Hardware Ltd.	532,673	10,118,089
Ritchie Bros Auctioneers, Inc.	318,667	13,731,361
		23,849,450
		42,097,313
INDIA (1.6%)
Information Technology (1.6%)
WNS Holdings Ltd., ADR (a)	217,715	10,635,378
ISRAEL (1.6%)
Information Technology (1.6%)
CyberArk Software Ltd. (a)	104,939	10,363,776
UNITED STATES (88.5%)
Communication Services (2.1%)
Bandwidth, Inc., Class A (a)	168,488	13,741,881
Consumer Discretionary (7.8%)
Culp, Inc.	404,320	2,874,715
Dorman Products, Inc. (a)(b)	135,644	8,556,424
Fox Factory Holding Corp. (a)	180,511	9,207,866
Helen of Troy Ltd. (a)	83,100	13,651,668
LCI Industries	195,064	16,915,950
		51,206,623
Consumer Staples (6.0%)
BJ’s Wholesale Club Holdings, Inc. (a)	801,703	21,092,806
J&J Snack Foods Corp.	61,666	7,833,432
WD-40 Co. (b)	58,491	10,193,812
		39,120,050
Financials (8.8%)
AMERISAFE, Inc.	119,900	7,634,033
CenterState Bank Corp.	761,733	13,246,537
First Interstate BancSystem, Inc., Class A	434,467	14,684,984
Glacier Bancorp, Inc.	358,471	13,650,576
WSFS Financial Corp.	281,540	8,215,337
		57,431,467
Health Care (15.8%)
Addus HomeCare Corp. (a)	164,112	13,296,354
AMN Healthcare Services, Inc. (a)	181,002	8,503,474
Emergent BioSolutions, Inc. (a)	229,945	17,004,433
Globus Medical, Inc., Class A (a)	342,875	16,272,847
Heska Corp. (a)	137,924	9,765,019
Horizon Therapeutics PLC (a)	460,581	16,599,339
Integer Holdings Corp. (a)	173,267	12,901,461
US Physical Therapy, Inc.	111,233	8,398,092
		102,741,019
Industrials (18.4%)
ASGN, Inc. (a)	199,574	9,270,212
Casella Waste Systems, Inc., Class A (a)	297,830	13,813,355

	Shares or Principal Amount	Value
Echo Global Logistics, Inc. (a)	351,361	$6,159,358
Gibraltar Industries, Inc. (a)	325,526	15,071,854
Hub Group, Inc., Class A (a)	262,065	12,607,947
Mercury Systems, Inc. (a)	187,163	16,687,453
RBC Bearings, Inc. (a)	70,558	8,938,288
Saia, Inc. (a)	148,298	13,720,531
SiteOne Landscape Supply, Inc. (a)(b)	164,967	14,621,025
Tetra Tech, Inc.	118,306	8,906,076
		119,796,099
Information Technology (21.6%)
Cabot Microelectronics Corp.	74,020	9,070,411
Envestnet, Inc. (a)	215,867	13,496,005
Evo Payments, Inc., Class A (a)	726,276	14,460,155
ExlService Holdings, Inc. (a)	88,178	5,443,228
Five9, Inc. (a)	78,106	7,238,083
Insight Enterprises, Inc. (a)	224,515	12,188,919
Itron, Inc. (a)	149,502	10,438,230
Lattice Semiconductor Corp. (a)	639,540	14,396,045
Manhattan Associates, Inc. (a)	107,280	7,610,443
Paylocity Holding Corp. (a)	83,620	9,576,998
Pegasystems, Inc.	161,135	13,474,109
Perficient, Inc. (a)	298,848	10,408,876
Rapid7, Inc. (a)	292,625	13,329,069
		141,130,571
Materials (6.2%)
Kaiser Aluminum Corp.	138,227	9,984,136
Neenah, Inc.	312,855	15,286,096
Quaker Chemical Corp.	100,226	15,246,379
		40,516,611
Utilities (1.8%)
SJW Group	197,679	11,767,831
		577,452,152
Total Common Stocks		640,548,619
SHORT-TERM INVESTMENT (2.1%)
UNITED STATES (2.1%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.22% (c)	13,438,142	13,438,142
Total Short-Term Investment		13,438,142
Total Investments (Cost $647,390,341) (d)—100.3%		653,986,761
Liabilities in Excess of Other Assets—(0.3)%		(1,699,875)
Net Assets—100.0%		$652,286,886

(a)     Non-income producing security.

(b)     All or a portion of the securities are on loan. The total value of all securities on loan is $13,800,970. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.

(c)     Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2020.

(d)    See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR     American Depositary Receipt

PLC     Public Limited Company

See accompanying Notes to Financial Statements.

74	2020 Semi-Annual Report

Statements of Assets and Liabilities (Unaudited)

April 30, 2020

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund	Aberdeen China A Share Equity Fund	Aberdeen Dynamic Dividend Fund	Aberdeen Emerging Markets Fund	Aberdeen Focused U.S. Equity Fund
Assets:
Investments, at value	$4,879,349	$12,166,156	$100,395,359	$3,505,756,899	$16,883,716
Short-term investments, at value	107,429	409,483	3,226,935	35,309,914	205,477
Foreign currency, at value	14,080	103,767	25,454	5,619	–
Cash at broker for China A shares	–	1,288	–	–	–
Receivable for investments sold	–	–	399,226	11,926,606	–
Interest and dividends receivable	8,852	63	198,526	6,868,659	8,568
Receivable for capital shares issued	–	57	10,650	1,816,013	277
Receivable from Adviser	14,734	21,036	10,470	442,407	19,672
Tax reclaim receivable	–	–	328,907	187,208	–
Other receivables	–	–	7,697	–	–
Securities lending income receivable	–	66	–	6,032	16
Prepaid expenses	35,728	33,312	–	117,602	50,260
Total assets	5,060,172	12,735,228	104,603,224	3,562,436,959	17,167,986
Liabilities:
Payable for investments purchased	9,925	–	284,244	–	–
Unrealized depreciation on forward foreign currency exchange contracts	–	–	2,751	–	–
Payable for capital shares redeemed	–	8,845	40,470	12,405,862	5,197
Accrued foreign capital gains tax	157	–	–	9,559,035	–
Accrued expenses and other payables:
Investment advisory fees	3,954	8,859	80,851	2,568,931	10,157
Custodian fees	8,245	6,945	–	887,935	3,009
Sub-transfer agent and administrative services fees	692	265	5,490	367,124	4,293
Legal fees	322	485	6,713	249,260	996
Administration fees	316	834	5,740	228,349	1,083
Fund accounting fees	2,441	2,562	8,428	215,862	771
Transfer agent fees	2,885	4,063	14,141	86,785	4,267
Audit fees	19,515	19,019	19,005	20,012	20,510
Distribution fees	133	3,008	587	66,066	5,615
Printing fees	2,106	7,746	–	–	6,335
Other accrued expenses	6,934	2,925	13,371	121,864	2,223
Total liabilities	57,625	65,556	481,791	26,777,085	64,456
Net Assets	$5,002,547	$12,669,672	$104,121,433	$3,535,659,874	$17,103,530
Cost:
Investments	$4,808,470	$12,257,291	$100,716,194	$3,375,561,742	$14,494,378
Short-term investment	107,429	409,483	3,226,935	35,309,914	205,477
Foreign currency	14,025	103,524	25,214	5,561	–
Represented by:
Capital	$206,001,869	$12,826,444	$106,547,293	$3,610,612,532	$13,546,875
Distributable earnings (accumulated loss)	(200,999,322)	(156,772)	(2,425,860)	(74,952,658)	3,556,655
Net Assets	$5,002,547	$12,669,672	$104,121,433	$3,535,659,874	$17,103,530
Net Assets:
Class A Shares	$652,546	$8,124,494	$3,962,890	$92,635,884	$7,016,858
Class C Shares	–	588,520	–	11,314,686	4,493,036
Class R Shares	12,885	1,900,457	–	93,595,266	1,792,492
Institutional Service Class Shares	1,463,674	457,228	–	254,164,227	484,596
Institutional Class Shares	2,873,442	1,598,973	100,158,543	3,083,949,811	3,316,548
Total	$5,002,547	$12,669,672	$104,121,433	$3,535,659,874	$17,103,530

Amounts listed as “–“ are $0 or round to $0.

See accompanying Notes to Financial Statements.

2020 Semi-Annual Report	75

Statements of Assets and Liabilities (Unaudited) (concluded)

April 30, 2020

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund	Aberdeen China A Share Equity Fund	Aberdeen Dynamic Dividend Fund	Aberdeen Emerging Markets Fund	Aberdeen Focused U.S. Equity Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	52,031	331,463	1,138,781	7,199,544	971,778
Class C Shares	–	25,209	–	883,068	2,716,251
Class R Shares	1,034	79,358	–	7,353,260	282,684
Institutional Service Class Shares	116,220	18,565	–	19,717,575	64,187
Institutional Class Shares	227,125	64,670	28,770,068	238,685,738	423,220
Total	396,410	519,265	29,908,849	273,839,185	4,458,120
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$12.54	$24.51	$3.48	$12.87	$7.22
Class C Shares (a)	$–	$23.35	$–	$12.81	$1.65
Class R Shares	$12.46	$23.95	$–	$12.73	$6.34
Institutional Service Class Shares	$12.59	$24.63	$–	$12.89	$7.55
Institutional Class Shares	$12.65	$24.73	$3.48	$12.92	$7.84
Maximum offering price per share (100%/(100% – maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$13.31	$26.01	$3.69	$13.66	$7.66
Maximum Sales Charge:
Class A Shares	5.75%	5.75%	5.75%	5.75%	5.75%

(a) For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

Amounts listed as “–“ are $0 or round to $0.

See accompanying Notes to Financial Statements.

76	2020 Semi-Annual Report

Statements of Assets and Liabilities (Unaudited)

April 30, 2020

	Aberdeen Global Equity Fund	Aberdeen Global Infrastructure Fund	Aberdeen International Equity Fund	Aberdeen International Small Cap Fund	Aberdeen U.S. Mid Cap Equity Fund
Assets:
Investments, at value	$23,394,531	$74,736,296	$189,269,093	$103,231,155	$1,723,415
Short-term investments, at value	505,599	2,019,872	4,299,817	3,738,842	36,727
Foreign currency, at value	14,057	–	174,978	59,346	442
Interest and dividends receivable	26,271	13,361	281,543	74,421	103
Receivable for capital shares issued	2,840	5,763	131,489	253,572	–
Receivable for investments sold	–	200,039	–	–	–
Receivable from Adviser	13,688	16,134	5,124	24,316	17,412
Unrealized appreciation on forward foreign currency exchange contracts	–	2,096	–	–	–
Tax reclaim receivable	53,241	77,594	707,814	51,665	–
Securities lending income receivable	–	116	–	–	–
Prepaid expenses	35,993	–	38,615	29,771	47,326
Total assets	24,046,220	77,071,271	194,908,473	107,463,088	1,825,425
Liabilities:
Payable for investments purchased	70	575,553	779	–	–
Unrealized depreciation on forward foreign currency exchange contracts	–	274	–	–	–
Payable for capital shares redeemed	3,274	8,550	24,204	49,027	–
Accrued foreign capital gains tax	–	–	–	10,591	–
Accrued expenses and other payables:
Investment advisory fees	17,209	50,664	123,477	69,557	1,025
Audit fees	19,018	20,919	19,018	20,012	19,019
Transfer agent fees	10,062	6,434	21,606	11,536	4,816
Interest expense on line of credit	110	–	–	–	–
Custodian fees	2,026	–	20,105	19,593	2,802
Sub-transfer agent and administrative services fees	2,612	5,308	24,010	6,964	–
Distribution fees	4,920	851	7,736	15,351	38
Fund accounting fees	3,408	4,605	12,393	5,587	66
Administration fees	1,530	4,408	12,348	6,561	109
Legal fees	1,525	4,915	11,508	5,543	90
Printing fees	6,279	–	6,541	1,111	2,537
Other accrued expenses	943	7,795	5,060	8,762	1,804
Total liabilities	72,986	690,276	288,785	230,195	32,306
Net Assets	$23,973,234	$76,380,995	$194,619,688	$107,232,893	$1,793,119
Cost:
Investments	$20,374,010	$81,003,697	$164,499,928	$103,620,190	$1,489,002
Short-term investment	505,599	2,019,872	4,299,817	3,738,842	36,727
Foreign currency	13,928	–	173,349	59,914	438
Represented by:
Capital	$26,350,243	$81,839,135	$207,517,066	$110,626,237	$1,496,763
Distributable earnings (accumulated loss)	(2,377,009)	(5,458,140)	(12,897,378)	(3,393,344)	296,356
Net Assets	$23,973,234	$76,380,995	$194,619,688	$107,232,893	$1,793,119
Net Assets:
Class A Shares	$21,211,270	$9,555,303	$19,784,931	$73,800,041	$107,652
Class C Shares	366,674	–	3,113,455	668,240	15,331
Class R Shares	1,002,522	–	3,191,650	1,930,356	15,655
Institutional Service Class Shares	241,109	–	75,646,710	–	49,768
Institutional Class Shares	1,151,659	66,825,692	92,882,942	30,834,256	1,604,713
Total	$23,973,234	$76,380,995	$194,619,688	$107,232,893	$1,793,119

Amounts listed as “–“ are $0 or round to $0.

See accompanying Notes to Financial Statements.

2020 Semi-Annual Report	77

Statements of Assets and Liabilities (Unaudited) (concluded)

April 30, 2020

	Aberdeen Global Equity Fund	Aberdeen Global Infrastructure Fund	Aberdeen International Equity Fund	Aberdeen International Small Cap Fund	Aberdeen U.S. Mid Cap Equity Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,812,535	529,059	1,458,614	3,107,175	8,421
Class C Shares (a)	33,622	–	243,532	31,158	1,238
Class R Shares	90,086	–	246,976	86,522	1,237
Institutional Service Class Shares	20,322	–	5,467,518	–	3,871
Institutional Class Shares	98,377	3,694,780	6,685,569	1,292,605	124,803
Total	2,054,942	4,223,839	14,102,209	4,517,460	139,570
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$11.70	$18.06	$13.56	$23.75	$12.78
Class C Shares (a)	$10.91	$–	$12.78	$21.45	$12.38
Class R Shares	$11.13	$–	$12.92	$22.31	$12.66
Institutional Service Class Shares	$11.86	$–	$13.84	$–	$12.86
Institutional Class Shares	$11.71	$18.09	$13.89	$23.85	$12.86
Maximum offering price per share (100%/(100% – maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$12.41	$19.16	$14.39	$25.20	$13.56
Maximum Sales Charge:
Class A Shares	5.75%	5.75%	5.75%	5.75%	5.75%

(a) For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

Amounts listed as “–“ are $0 or round to $0.

See accompanying Notes to Financial Statements.

78	2020 Semi-Annual Report

Statements of Assets and Liabilities (Unaudited)

April 30, 2020

	Aberdeen U.S. Multi-Cap Equity Fund	Aberdeen U.S. Small Cap Equity Fund
Assets:
Investments, at value	$345,815,289	$640,548,619
Short-term investments, at value	9,912,133	13,438,142
Receivable for investments sold	–	2,889,159
Receivable for capital shares issued	40,857	758,623
Interest and dividends receivable	106,304	95,687
Receivable from Adviser	25,040	60,866
Securities lending income receivable	719	3,982
Prepaid expenses	32,803	48,699
Total assets	355,933,145	657,843,777
Liabilities:
Payable for investments purchased	–	2,239,430
Payable for capital shares redeemed	65,642	2,413,249
Accrued expenses and other payables:
Investment advisory fees	205,647	405,213
Sub-transfer agent and administrative services fees	18,515	104,636
Printing fees	6,168	94,074
Distribution fees	46,645	50,772
Transfer agent fees	29,991	61,100
Administration fees	21,936	39,292
Fund accounting fees	13,802	47,342
Legal fees	18,622	41,054
Audit fees	18,521	19,019
Custodian fees	5,948	16,268
Other accrued expenses	9,644	25,442
Total liabilities	461,081	5,556,891
Net Assets	$355,472,064	$652,286,886
Cost:
Investments	$284,577,129	$633,952,199
Short-term investment	9,912,133	13,438,142
Represented by:
Capital	$275,468,701	$668,452,759
Distributable earnings (accumulated loss)	80,003,363	(16,165,873)
Net Assets	$355,472,064	$652,286,886
Net Assets:
Class A Shares	$237,074,506	$114,981,776
Class C Shares	1,207,656	36,595,683
Class R Shares	–	3,652,644
Institutional Service Class Shares	108,647,105	30,662,546
Institutional Class Shares	8,542,797	466,394,237
Total	$355,472,064	$652,286,886

Amounts listed as “–“ are $0 or round to $0.

See accompanying Notes to Financial Statements.

2020 Semi-Annual Report	79

Statements of Assets and Liabilities (Unaudited) (concluded)

April 30, 2020

	Aberdeen U.S. Multi-Cap Equity Fund	Aberdeen U.S. Small Cap Equity Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	19,987,506	4,069,800
Class C Shares	123,203	1,576,089
Class R Shares	–	143,719
Institutional Service Class Shares	8,494,970	1,010,828
Institutional Class Shares	665,060	15,373,955
Total	29,270,739	22,174,391
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$11.86	$28.25
Class C Shares (a)	$9.80	$23.22
Class R Shares	$–	$25.42
Institutional Service Class Shares	$12.79	$30.33
Institutional Class Shares	$12.85	$30.34
Maximum offering price per share (100%/(100% – maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$12.58	$29.97
Maximum Sales Charge:
Class A Shares	5.75%	5.75%

(a) For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

Amounts listed as “–“ are $0 or round to $0.

See accompanying Notes to Financial Statements.

80	2020 Semi-Annual Report

Statements of Operations (Unaudited)

For the Six-Month Period Ended April 30, 2020

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund	Aberdeen China A Share Equity Fund	Aberdeen Dynamic Dividend Fund	Aberdeen Emerging Markets Fund	Aberdeen Focused U.S. Equity Fund
INVESTMENT INCOME:
Dividend income	$39,741	$11,768	$4,373,913	$34,497,123	$99,615
Interest income	272	4,535	4,111	315,191	1,449
Securities lending income, net	–	684	–	60,653	99
Foreign tax withholding	(4,095)	(299)	(78,426)	(5,035,952)	(325)
Other income	–	–	–	3,531	–
Total Income	35,918	16,688	4,299,598	29,840,546	100,838
EXPENSES:
Investment advisory fees	29,892	66,216	593,693	20,602,498	71,904
Trustee fees	224	483	4,451	171,309	681
Administration fees	2,391	6,232	47,495	1,831,333	7,670
Legal fees	274	683	5,370	208,501	826
Audit fees	17,943	17,447	17,405	18,440	18,938
Printing fees	3,723	7,045	9,725	190,661	3,567
Custodian fees	15,214	16,448	2,888	1,352,087	11,151
Transfer agent fees	6,275	10,332	23,850	287,863	10,578
Distribution fees Class A	964	10,442	5,506	155,420	10,423
Distribution fees Class C	77	3,703	–	70,761	23,271
Distribution fees Class R	34	6,759	–	261,650	4,799
Sub-transfer agent and administrative service fees Institutional Class	2,455	1,515	39,474	1,713,334	3,063
Sub-transfer agent and administrative service fees Class A	188	3,185	1,711	155,420	4,104
Sub-transfer agent and administrative service fees Class C	11	555	–	7,677	1,638
Sub-transfer agent and administrative service fees Class R	–	2,069	–	83,326	1,428
Sub-transfer agent and administrative service fees Institutional Service Class	859	264	–	217,517	411
Fund accounting fees	3,523	3,897	23,512	311,851	1,204
Registration and filing fees	30,232	33,050	17,159	78,589	32,754
Other	18,352	10,938	16,665	385,691	9,979
Total expenses before reimbursed/waived expenses	132,631	201,263	808,904	28,103,928	218,389
Interest expense (Note 10)	124	71	–	13,861	25
Total operating expenses before reimbursed/waived expenses	132,755	201,334	808,904	28,117,789	218,414
Expenses reimbursed	(93,631)	(97,707)	(60,791)	(1,980,995)	(87,672)
Net expenses	39,124	103,627	748,113	26,136,794	130,742
Net Investment Income/(Loss)	(3,206)	(86,939)	3,551,485	3,703,752	(29,904)
REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain/(loss) on investment transactions	61,990	31,519	286,837	(96,023,131)	1,222,077
Realized gain/(loss) on forward foreign currency exchange contracts	–	–	82,229	–	–
Realized gain/(loss) on foreign currency transactions	(3,296)	(8,004)	(36,358)	(3,574,628)	671
Net realized gain/(loss) from investments and foreign currency transactions	58,694	23,515	332,708	(99,597,759)	1,222,748
Net change in unrealized appreciation/(depreciation) on investment transactions (including $15,105, $0, $0, $6,698,831 and $0 change in deferred capital gains tax, respectively)	(590,374)	(212,368)	(15,950,734)	(620,162,274)	(1,122,597)
Net change in unrealized appreciation/(depreciation) on forward foreign currency exchange rate contracts	–	–	33,833	–	–
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	(522)	252	3,820	(256,617)	(7)
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	(590,896)	(212,116)	(15,913,081)	(620,418,891)	(1,122,604)
Net realized/unrealized gain/(loss) from investments and foreign currency transactions	(532,202)	(188,601)	(15,580,373)	(720,016,650)	100,144
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(535,408)	$(275,540)	$(12,028,888)	$(716,312,898)	$70,240

Amounts listed as “–“ are $0 or round to $0.

See accompanying Notes to Financial Statements.

2020 Semi-Annual Report	81

Statements of Operations (Unaudited) (continued)

For the Six-Month Period Ended April 30, 2020

	Aberdeen Global Equity Fund	Aberdeen Global Infrastructure Fund	Aberdeen International Equity Fund	Aberdeen International Small Cap Fund	Aberdeen U.S. Mid Cap Equity Fund
INVESTMENT INCOME:
Dividend income	$263,893	$2,425,942	$2,012,673	$469,313	$8,172
Interest income	1,572	8,409	31,485	28,254	324
Securities lending income, net	–	759	44	–	–
Foreign tax withholding	(20,922)	(55,867)	(213,732)	(47,733)	(230)
Other income	–	418	–	–	–
Total Income	244,543	2,379,661	1,830,470	449,834	8,266
EXPENSES:
Investment advisory fees	127,637	439,791	841,645	534,778	6,768
Trustee fees	1,050	3,367	7,859	3,749	61
Administration fees	11,345	36,747	84,164	45,479	722
Legal fees	1,276	4,085	9,564	4,534	74
Audit fees	17,447	19,269	17,447	18,440	17,447
Printing fees	5,717	6,504	14,522	8,265	2,499
Custodian fees	10,472	1,934	34,744	35,265	10,637
Transfer agent fees	24,695	14,376	60,612	33,908	6,221
Distribution fees Class A	31,216	14,514	28,193	96,282	135
Distribution fees Class C	2,681	–	18,476	3,644	78
Distribution fees Class R	3,232	–	9,015	4,979	40
Sub-transfer agent and administrative service fees Class A	11,885	4,397	19,338	40,172	–
Sub-transfer agent and administrative service fees Institutional Class	370	17,048	23,712	14,276	–
Sub-transfer agent and administrative service fees Class C	643	–	2,458	403	–
Sub-transfer agent and administrative service fees Class R	1,616	–	3,778	1,447	–
Sub-transfer agent and administrative service fees Institutional Service Class	131	–	28,350	24	–
Fund accounting fees	4,994	20,815	17,584	9,293	106
Registration and filing fees	31,963	15,822	33,456	34,071	31,922
Other	15,402	18,815	32,580	20,733	8,708
Total expenses before reimbursed/waived expenses	303,772	617,484	1,287,497	909,742	85,418
Interest expense (Note 10)	218	–	913	–	–
Total operating expenses before reimbursed/waived expenses	303,990	617,484	1,288,410	909,742	85,418
Expenses reimbursed	(84,248)	(74,092)	(24,385)	(137,067)	(76,141)
Net expenses	219,742	543,392	1,264,025	772,675	9,277
Net Investment Income/(Loss)	24,801	1,836,269	566,445	(322,841)	(1,011)
REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain/(loss) on investment transactions	(436,445)	1,680,897	(9,414,442)	(1,223,295)	63,627
Realized gain/(loss) on forward foreign currency exchange contracts	–	(80,687)	–	–	–
Realized gain/(loss) on foreign currency transactions	(9,647)	(14,825)	(34,150)	(43,334)	29
Net realized gain/(loss) from investments and foreign currency transactions	(446,092)	1,585,385	(9,448,592)	(1,266,629)	63,656
Net change in unrealized appreciation/(depreciation) on investment transactions (including $6,391, $0, $0, $37,086 and $15,302 change in deferred capital gains tax, respectively)	(1,208,251)	(18,408,528)	(4,945,023)	(12,007,982)	(85,665)
Net change in unrealized appreciation/(depreciation) on forward foreign currency exchange rate contracts	–	4,294	–	–	–
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	492	(932)	23,574	(11,459)	4
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	(1,207,759)	(18,405,166)	(4,921,449)	(12,019,441)	(85,661)
Net realized/unrealized (loss) from investments and foreign currency transactions	(1,653,851)	(16,819,781)	(14,370,041)	(13,286,070)	(22,005)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,629,050)	$(14,983,512)	$(13,803,596)	$(13,608,911)	$(23,016)

Amounts listed as “–“ are $0 or round to $0.

See accompanying Notes to Financial Statements.

82	2020 Semi-Annual Report

Statements of Operations (Unaudited) (concluded)

For the Six-Month Period Ended April 30, 2020

	Aberdeen U.S. Multi-Cap Equity Fund	Aberdeen U.S. Small Cap Equity Fund
INVESTMENT INCOME:
Dividend income	$1,771,905	$3,803,948
Interest income	32,312	85,734
Securities lending income, net	6,465	57,702
Foreign tax withholding	(33,867)	(56,408)
Total Income	1,776,815	3,890,976
EXPENSES:
Investment advisory fees	1,381,807	3,177,489
Trustee fees	12,647	30,079
Administration fees	147,393	310,290
Legal fees	15,298	37,237
Audit fees	16,949	17,447
Printing fees	15,648	69,165
Custodian fees	16,523	25,129
Transfer agent fees	91,016	142,968
Distribution fees Class A	306,834	174,391
Distribution fees Class C	6,558	218,114
Distribution fees Class R	24	11,011
Sub-transfer agent and administrative service fees Institutional Class	2,213	284,744
Sub-transfer agent and administrative service fees Class A	51,689	120,506
Sub-transfer agent and administrative service fees Class C	917	22,763
Sub-transfer agent and administrative service fees Class R	12	5,505
Sub-transfer agent and administrative service fees Institutional Service Class	39,190	24,021
Fund accounting fees	22,183	57,396
Registration and filing fees	33,284	39,702
Other	34,095	70,958
Interest expense (Note 10)	–	458
Total operating expenses before reimbursed/waived expenses	2,194,280	4,839,373
Expenses reimbursed	(131,806)	(116,365)
Net expenses	2,062,474	4,723,008
Net Investment Loss	(285,659)	(832,032)
REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain/(loss) on investment transactions	19,262,915	(14,405,789)
Realized gain/(loss) on foreign currency transactions	3,877	(20,071)
Net realized gain/(loss) from investments and foreign currency transactions	19,266,792	(14,425,860)
Net change in unrealized appreciation/(depreciation) on investment transactions	(14,564,302)	(53,385,837)
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	–	(23)
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	(14,564,302)	(53,385,860)
Net realized/unrealized gain/(loss) from investments and foreign currency transactions	4,702,490	(67,811,720)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$4,416,831	$(68,643,752)

Amounts listed as “–“ are $0 or round to $0.

See accompanying Notes to Financial Statements.

2020 Semi-Annual Report	83

Statements of Changes in Net Assets

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund*		Aberdeen China A Share Equity Fund		Aberdeen Dynamic Dividend Fund
	Six-Month Period Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six-Month Period Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six-Month Period Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income/(loss)	$(3,206)	$92,684	$(86,939)	$22,180	$3,551,485	$8,319,427
Net realized gain from investments and foreign currency transactions	58,694	251,287	23,515	2,069,105	332,708	2,416,428
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(590,896)	1,153,553	(212,116)	743,133	(15,913,081)	2,013,587
Changes in net assets resulting from operations	(535,408)	1,497,524	(275,540)	2,834,418	(12,028,888)	12,749,442
Distributions to Shareholders From:
Distributable earnings:
Class A	(9,136)	(8,413)	(365,061)	(11,640)	(132,642)	(266,737)
Class C	–	–	(36,488)	–	–	–
Class R	(146)	(93)	(117,596)	–	–	–
Institutional Service Class	(23,517)	(19,653)	(23,077)	(2,435)	–	–
Institutional Class	(49,520)	(63,588)	(187,398)	(1,336)	(3,554,768)	(8,089,170)
Tax return of capital:
Change in net assets from shareholder distributions	(82,319)	(91,747)	(729,620)	(15,411)	(3,687,410)	(8,355,907)
Change in net assets from capital transactions	(900,657)	(2,645,205)	(411,215)	1,226,262	(6,758,573)	(17,564,519)
Change in net assets	(1,518,384)	(1,239,428)	(1,416,375)	4,045,269	(22,474,871)	(13,170,984)
Net Assets:
Beginning of period	6,520,931	7,760,359	14,086,047	10,040,778	126,596,304	139,767,288
End of period	$5,002,547	$6,520,931	$12,669,672	$14,086,047	$104,121,433	$126,596,304

*     Effective February 28, 2020, the Class C had zero assets. On February 28, 2020, the Aberdeen Asia-Pacific (ex-Japan) Equity Fund ceased offering Class C Shares.

Amounts listed as “–“ are $0 or round to $0.

See accompanying Notes to Financial Statements.

84	2020 Semi-Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund*		Aberdeen China A Share Equity Fund		Aberdeen Dynamic Dividend Fund
	Six-Month Period Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six-Month Period Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six-Month Period Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$263,772	$107,579	$879,583	$2,509,748	$667,167	$1,061,690
Dividends reinvested	8,635	6,982	281,529	8,113	96,517	204,614
Cost of shares redeemed	(341,069)	(327,844)	(1,362,948)	(1,574,364)	(528,958)	(1,557,872)
Total Class A	(68,662)	(213,283)	(201,836)	943,497	234,726	(291,568)
Class C Shares
Proceeds from shares issued	–	41,334	138,728	55,444	–	–
Dividends reinvested	–	–	28,425	–	–	–
Cost of shares redeemed	(24,203)	(91,630)	(386,019)	(1,103,921)	–	–
Total Class C	(24,203)	(50,296)	(218,866)	(1,048,477)	–	–
Class R Shares
Proceeds from shares issued	–	–	461,143	1,466,056	–	–
Dividends reinvested	146	93	115,553	–	–	–
Cost of shares redeemed	–	–	(1,178,523)	(899,689)	–	–
Total Class R	146	93	(601,827)	566,367	–	–
Institutional Service Class Shares
Proceeds from shares issued	–	–	1,558	49,286	–	–
Dividends reinvested	23,219	19,426	22,310	2,366	–	–
Cost of shares redeemed	(174,577)	(158,223)	(87,736)	(182,810)	–	–
Total Institutional Service Class	(151,358)	(138,797)	(63,868)	(131,158)	–	–
Institutional Class Shares
Proceeds from shares issued	58,383	262,803	5,881,802	941,079	3,165,463	10,343,646
Dividends reinvested	47,854	59,297	186,013	1,235	2,909,676	6,105,619
Cost of shares redeemed	(762,817)	(2,565,022)	(5,392,633)	(46,281)	(13,068,438)	(33,722,216)
Total Institutional Class	(656,580)	(2,242,922)	675,182	896,033	(6,993,299)	(17,272,951)
Change in net assets from capital transactions:	$(900,657)	$(2,645,205)	$(411,215)	$1,226,262	$(6,758,573)	$(17,564,519)

*               Effective February 28, 2020, the Class C had zero assets. On February 28, 2020, the Aberdeen Asia-Pacific (ex-Japan) Equity Fund ceased offering Class C Shares.

Amounts listed as “–“ are $0 or round to $0.

See accompanying Notes to Financial Statements.

2020 Semi-Annual Report	85

Statements of Changes in Net Assets (concluded)

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund*		Aberdeen China A Share Equity Fund		Aberdeen Dynamic Dividend Fund
	Six-Month Period Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six-Month Period Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six-Month Period Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
SHARE TRANSACTIONS:
Class A Shares
Issued	18,320	8,223	35,544	104,997	170,918	279,302
Reinvested	600	589	11,176	403	25,026	53,476
Redeemed	(24,553)	(24,516)	(54,364)	(67,250)	(158,276)	(403,025)
Total Class A Shares	(5,633)	(15,704)	(7,644)	38,150	37,668	(70,247)
Class C Shares
Issued	–	3,496	5,706	2,441	–	–
Reinvested	–	–	1,182	–	–	–
Redeemed	(1,787)	(7,206)	(15,910)	(50,243)	–	–
Total Class C Shares	(1,787)	(3,710)	(9,022)	(47,802)	–	–
Class R Shares
Issued	–	–	18,711	61,077	–	–
Reinvested	10	8	4,690	–	–	–
Redeemed	–	–	(50,955)	(39,561)	–	–
Total Class R Shares	10	8	(27,554)	21,516	–	–
Institutional Service Class Shares
Issued	–	–	64	2,342	–	–
Reinvested	1,609	1,632	882	117	–	–
Redeemed	(12,442)	(12,120)	(3,472)	(7,971)	–	–
Total Institutional Service Class Shares	(10,833)	(10,488)	(2,526)	(5,512)	–	–
Institutional Class Shares
Issued	4,392	20,736	242,529	38,526	825,938	2,694,648
Reinvested	3,303	4,971	7,329	61	751,554	1,594,805
Redeemed	(60,986)	(190,601)	(236,886)	(1,813)	(3,383,386)	(8,867,607)
Total Institutional Class Shares	(53,291)	(164,894)	12,972	36,774	(1,805,894)	(4,578,154)
Total change in shares:	(71,534)	(194,788)	(33,774)	43,126	(1,768,226)	(4,648,401)

*               Effective February 28, 2020, the Class C had zero assets. On February 28, 2020, the Aberdeen Asia-Pacific (ex-Japan) Equity Fund ceased offering Class C Shares.

Amounts listed as “–“ are $0 or round to $0.

See accompanying Notes to Financial Statements.

86	2020 Semi-Annual Report

Statements of Changes in Net Assets

	Aberdeen Emerging Markets Fund		Aberdeen Focused U.S. Equity Fund		Aberdeen Global Equity Fund
	Six-Month Period Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six-Month Period Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six-Month Period Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income/(loss)	$3,703,752	$49,668,973	$(29,904)	$23,198	$24,801	$206,612
Net realized gain/(loss) from investments and foreign currency transactions	(99,597,759)	(7,772,347)	1,222,748	1,922,763	(446,092)	1,260,801
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(620,418,891)	908,524,388	(1,122,604)	1,251,147	(1,207,759)	1,681,619
Changes in net assets resulting from operations	(716,312,898)	950,421,014	70,240	3,197,108	(1,629,050)	3,149,032
Distributions to Shareholders From:
Distributable earnings:
Class A	(1,951,827)	(1,592,438)	(516,902)	(383,167)	(868,962)	(2,207,033)
Class C	(124,024)	(31,452)	(1,046,758)	(827,552)	(16,881)	(130,236)
Class R	(1,539,762)	(993,291)	(128,715)	(110,110)	(41,507)	(167,295)
Institutional Service Class	(5,613,349)	(1,985,110)	(28,367)	(37,768)	(9,300)	(33,142)
Institutional Class	(84,695,780)	(81,163,528)	(203,205)	(262,781)	(48,762)	(168,324)
Change in net assets from shareholder distributions	(93,924,742)	(85,765,819)	(1,923,947)	(1,621,378)	(985,412)	(2,706,030)
Change in net assets from capital transactions	(630,886,086)	(1,767,027,228)	(1,241,035)	1,654,026	(3,977,781)	(3,804,938)
Change in net assets	(1,441,123,726)	(902,372,033)	(3,094,742)	3,229,756	(6,592,243)	(3,361,936)
Net Assets:
Beginning of period	4,976,783,600	5,879,155,633	20,198,272	16,968,516	30,565,477	33,927,413
End of period	$3,535,659,874	$4,976,783,600	$17,103,530	$20,198,272	$23,973,234	$30,565,477

Amounts listed as “–“ are $0 or round to $0.

See accompanying Notes to Financial Statements.

2020 Semi-Annual Report	87

Statements of Changes in Net Assets (continued)

	Aberdeen Emerging Markets Fund		Aberdeen Focused U.S. Equity Fund		Aberdeen Global Equity Fund
	Six-Month Period Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six-Month Period Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six-Month Period Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$17,353,158	$37,953,244	$659,606	$1,294,656	$360,005	$1,845,880
Dividends reinvested	1,470,556	1,256,868	388,246	287,597	778,955	1,942,808
Cost of shares redeemed	(39,624,131)	(71,367,988)	(1,946,281)	(1,481,280)	(4,325,014)	(5,047,195)
Total Class A	(20,800,417)	(32,157,876)	(898,429)	100,973	(3,186,054)	(1,258,507)
Class C Shares
Proceeds from shares issued	1,590,845	3,520,031	67,775	3,726,939	7,315	124,063
Dividends reinvested	93,528	25,515	1,034,134	796,715	10,950	106,927
Cost of shares redeemed	(3,678,001)	(6,613,138)	(347,544)	(1,047,978)	(241,558)	(1,289,443)
Total Class C	(1,993,628)	(3,067,592)	754,365	3,475,676	(223,293)	(1,058,453)
Class R Shares
Proceeds from shares issued	6,550,091	12,142,817	136,221	179,304	75,225	394,623
Dividends reinvested	1,516,758	957,905	128,715	110,110	27,447	103,442
Cost of shares redeemed	(5,204,742)	(9,599,801)	(280,358)	(461,802)	(559,690)	(1,070,663)
Total Class R	2,862,107	3,500,921	(15,422)	(172,388)	(457,018)	(572,598)
Institutional Service Class Shares
Proceeds from shares issued	188,034,202	192,426,827	–	74,584	–	–
Dividends reinvested	5,612,010	1,984,889	28,367	37,768	9,300	33,142
Cost of shares redeemed	(186,158,971)	(43,565,908)	(129)	(362,786)	(8,601)	(223,695)
Total Institutional Service Class	7,487,241	150,845,808	28,238	(250,434)	699	(190,553)
Institutional Class Shares
Proceeds from shares issued	352,287,545	741,208,690	234,452	227,043	187,087	269,692
Dividends reinvested	63,089,194	60,527,608	197,284	255,707	46,409	161,915
Cost of shares redeemed	(1,033,818,128)	(2,687,884,787)	(1,541,523)	(1,982,551)	(345,611)	(1,156,434)
Total Institutional Class	(618,441,389)	(1,886,148,489)	(1,109,787)	(1,499,801)	(112,115)	(724,827)
Change in net assets from capital transactions:	$(630,886,086)	$(1,767,027,228)	$(1,241,035)	$1,654,026	$(3,977,781)	$(3,804,938)

Amounts listed as “–“ are $0 or round to $0.

See accompanying Notes to Financial Statements.

88	2020 Semi-Annual Report

Statements of Changes in Net Assets (concluded)

	Aberdeen Emerging Markets Fund		Aberdeen Focused U.S. Equity Fund		Aberdeen Global Equity Fund
	Six-Month Period Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six-Month Period Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six-Month Period Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
SHARE TRANSACTIONS:
Class A Shares
Issued	1,239,503	2,630,531	89,544	194,208	28,417	149,937
Reinvested	92,430	94,006	51,018	48,663	58,392	176,298
Redeemed	(2,913,329)	(4,865,349)	(285,841)	(216,054)	(351,076)	(407,919)
Total Class A Shares	(1,581,396)	(2,140,812)	(145,279)	26,817	(264,267)	(81,684)
Class C Shares
Issued	100,586	256,048	46,533	1,707,451	610	11,119
Reinvested	5,893	1,916	590,934	488,783	878	10,361
Redeemed	(251,741)	(454,862)	(196,565)	(539,872)	(21,152)	(111,781)
Total Class C Shares	(145,262)	(196,898)	440,902	1,656,362	(19,664)	(90,301)
Class R Shares
Issued	463,818	841,148	20,236	30,040	6,235	34,157
Reinvested	96,302	72,349	19,240	20,973	2,159	9,851
Redeemed	(372,348)	(661,717)	(42,775)	(74,218)	(45,536)	(91,318)
Total Class R Shares	187,772	251,780	(3,299)	(23,205)	(37,142)	(47,310)
Institutional Service Class Shares
Issued	14,363,097	13,126,790	–	10,326	–	–
Reinvested	352,513	148,348	3,564	6,131	688	2,970
Redeemed	(14,356,788)	(2,931,104)	(19)	(51,273)	(636)	(18,269)
Total Institutional Service Class Shares	358,822	10,344,034	3,545	(34,816)	52	(15,299)
Institutional Class Shares
Issued	25,251,404	50,687,032	28,950	30,604	15,573	21,710
Reinvested	3,955,435	4,520,359	23,913	40,205	3,482	14,706
Redeemed	(77,690,479)	(185,587,668)	(188,478)	(273,008)	(28,593)	(93,234)
Total Institutional Class Shares	(48,483,640)	(130,380,277)	(135,615)	(202,199)	(9,538)	(56,818)
Total change in shares:	(49,663,704)	(122,122,173)	160,254	1,422,959	(330,559)	(291,412)

Amounts listed as “–“ are $0 or round to $0.

See accompanying Notes to Financial Statements.

2020 Semi-Annual Report	89

Statements of Changes in Net Assets

	Aberdeen Global Infrastructure Fund		Aberdeen International Equity Fund		Aberdeen International Small Cap Fund*

	Six-Month Period Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six-Month Period Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six-Month Period Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income/(loss)	$1,836,269	$1,650,632	$566,445	$2,948,774	$(322,841)	$747,737
Net realized gain/(loss) from investments and foreign currency transactions	1,585,385	2,590,904	(9,448,592)	2,344,068	(1,266,629)	4,867,429
Net change in unrealized appreciation/ (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(18,405,166)	14,206,166	(4,921,449)	29,819,473	(12,019,441)	5,035,236
Changes in net assets resulting from operations	(14,983,512)	18,447,702	(13,803,596)	35,112,315	(13,608,911)	10,650,402
Distributions to Shareholders From:
Distributable earnings:
Class A	(277,668)	(402,634)	(234,561)	(516,752)	(4,124,107)	(7,408,418)
Class C	–	–	(2,997)	(122,196)	(37,679)	(85,179)
Class R	–	–	(27,395)	(97,249)	(106,923)	(311,714)
Institutional Service Class	–	–	(1,139,978)	(2,167,942)	(2,247)	(5,780)
Institutional Class	(2,048,603)	(3,069,477)	(1,343,116)	(3,556,639)	(1,888,315)	(1,394,265)
Change in net assets from shareholder distributions	(2,326,271)	(3,472,111)	(2,748,047)	(6,460,778)	(6,159,271)	(9,205,356)
Change in net assets from capital transactions	(6,526,498)	(22,093,191)	(7,280,060)	(205,327,586)	13,183,710	47,651,139
Change in net assets	(23,836,281)	(7,117,600)	(23,831,703)	(176,676,049)	(6,584,472)	49,096,185
Net Assets:
Beginning of period	100,217,276	107,334,876	218,451,391	395,127,440	113,817,365	64,721,180
End of period	$76,380,995	$100,217,276	$194,619,688	$218,451,391	$107,232,893	$113,817,365

*       Effective February 28, 2020, the Institutional Service Class had zero assets. On February 28, 2020, the Aberdeen International Small Cap Fund ceased offering Institutional Service Class Shares.

Amounts listed as “–“ are $0 or round to $0.

See accompanying Notes to Financial Statements.

90	2020 Semi-Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen Global Infrastructure Fund		Aberdeen International Equity Fund		Aberdeen International Small Cap Fund*

	Six-Month Period Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six-Month Period Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six-Month Period Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$329,632	$1,063,944	$671,911	$7,733,975	$15,252,175	$27,276,922
Dividends reinvested	228,320	337,550	203,648	427,245	4,009,366	7,070,197
Cost of shares redeemed	(1,578,138)	(2,812,260)	(4,172,669)	(10,862,911)	(7,795,722)	(8,400,839)
Total Class A	(1,020,186)	(1,410,766)	(3,297,110)	(2,701,691)	11,465,819	25,946,280
Class C Shares
Proceeds from shares issued	–	–	82,507	110,330	29,443	426,112
Dividends reinvested	–	–	2,522	107,651	37,679	78,111
Cost of shares redeemed	–	–	(1,064,251)	(4,540,397)	(104,950)	(248,855)
Total Class C	–	–	(979,222)	(4,322,416)	(37,828)	255,368
Class R Shares
Proceeds from shares issued	–	–	109,233	471,254	505,323	573,222
Dividends reinvested	–	–	23,945	77,976	104,980	250,947
Cost of shares redeemed	–	–	(679,141)	(2,018,567)	(261,024)	(1,148,819)
Total Class R	–	–	(545,963)	(1,469,337)	349,279	(324,650)
Institutional Service Class Shares
Proceeds from shares issued	–	–	845,452	1,391,256	1,597	61,671
Dividends reinvested	–	–	1,083,091	2,067,851	2,247	5,780
Cost of shares redeemed	–	–	(5,651,897)	(11,137,055)	(41,337)	(66,053)
Total Institutional Service Class	–	–	(3,723,354)	(7,677,948)	(37,493)	1,398
Institutional Class Shares
Proceeds from shares issued	1,553,532	3,976,855	4,564,061	11,714,632	8,576,379	29,632,138
Dividends reinvested	1,029,760	1,468,113	1,336,975	3,545,019	1,887,586	1,366,383
Cost of shares redeemed	(8,089,604)	(26,127,393)	(4,635,447)	(204,415,845)	(9,020,032)	(9,225,778)
Total Institutional Class	(5,506,312)	(20,682,425)	1,265,589	(189,156,194)	1,443,933	21,772,743
Change in net assets from capital transactions:	$(6,526,498)	$(22,093,191)	$(7,280,060)	$(205,327,586)	$13,183,710	$47,651,139

*       Effective February 28, 2020, the Institutional Service Class had zero assets. On February 28, 2020, the Aberdeen International Small Cap Fund ceased offering Institutional Service Class Shares..

Amounts listed as “–“ are $0 or round to $0.

See accompanying Notes to Financial Statements.

2020 Semi-Annual Report	91

Statements of Changes in Net Assets (concluded)

	Aberdeen Global Infrastructure Fund		Aberdeen International Equity Fund		Aberdeen International Small Cap Fund*

	Six-Month Period Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six-Month Period Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six-Month Period Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
SHARE TRANSACTIONS:
Class A Shares
Issued	15,110	51,912	48,415	564,785	599,879	1,016,646
Reinvested	11,259	16,576	13,284	34,098	143,243	297,943
Redeemed	(79,862)	(140,193)	(286,688)	(794,199)	(330,393)	(310,151)
Total Class A Shares	(53,493)	(71,705)	(224,989)	(195,316)	412,729	1,004,438
Class C Shares
Issued	–	–	5,915	8,567	1,149	17,766
Reinvested	–	–	174	9,123	1,488	3,618
Redeemed	–	–	(77,315)	(352,073)	(4,085)	(9,913)
Total Class C Shares	–	–	(71,226)	(334,383)	(1,448)	11,471
Class R Shares
Issued	–	–	7,908	36,086	21,116	22,837
Reinvested	–	–	1,638	6,525	3,989	11,208
Redeemed	–	–	(48,271)	(155,380)	(12,093)	(43,751)
Total Class R Shares	–	–	(38,725)	(112,769)	13,012	(9,706)
Institutional Service Class Shares
Issued	–	–	56,986	99,555	56	2,451
Reinvested	–	–	69,340	162,057	80	242
Redeemed	–	–	(387,827)	(786,836)	(1,607)	(2,515)
Total Institutional Service Class Shares	–	–	(261,501)	(525,224)	(1,471)	178
Institutional Class Shares
Issued	72,390	191,568	310,915	831,207	358,515	1,101,070
Reinvested	50,874	71,852	85,266	276,955	67,222	57,483
Redeemed	(408,734)	(1,325,331)	(316,728)	(14,476,213)	(380,910)	(334,129)
Total Institutional Class Shares	(285,470)	(1,061,911)	79,453	(13,368,051)	44,827	824,424
Total change in shares:	(338,963)	(1,133,616)	(516,988)	(14,535,743)	467,649	1,830,805

*       Effective February 28, 2020, the Institutional Service Class had zero assets. On February 28, 2020, the Aberdeen International Small Cap Fund ceased offering Institutional Service Class Shares.

Amounts listed as “–“ are $0 or round to $0.

See accompanying Notes to Financial Statements.

92	2020 Semi-Annual Report

Statements of Changes in Net Assets

	Aberdeen U.S. Mid Cap Equity Fund		Aberdeen U.S. Multi-Cap Equity Fund*		Aberdeen U.S. Small Cap Equity Fund

	Six-Month Period Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six-Month Period Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six-Month Period Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income/(loss)	$(1,011)	$2,119	$(285,659)	$475,183	$(832,032)	$(951,143)
Net realized gain/(loss) from investments and foreign currency transactions	63,656	97,916	19,266,792	35,959,845	(14,425,860)	82,945,620
Net change in unrealized appreciation/ (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(85,661)	175,201	(14,564,302)	21,035,276	(53,385,860)	(18,861,916)
Changes in net assets resulting from operations	(23,016)	275,236	4,416,831	57,470,304	(68,643,752)	63,132,561
Distributions to Shareholders From:
Distributable earnings:
Class A	(5,949)	(4,034)	(24,589,062)	(25,448,786)	(11,473,361)	(23,097,879)
Class C	(875)	(593)	(156,405)	(355,773)	(4,244,876)	(9,134,079)
Class R	(875)	(598)	(1,083)	(14,906)	(421,143)	(899,689)
Institutional Service Class	(2,767)	(1,941)	(10,744,381)	(11,111,822)	(2,799,098)	(5,133,246)
Institutional Class	(88,350)	(61,772)	(818,661)	(689,735)	(42,054,120)	(122,425,757)
Change in net assets from shareholder distributions	(98,816)	(68,938)	(36,309,592)	(37,621,022)	(60,992,598)	(160,690,650)
Change in net assets from capital transactions	115,633	79,380	15,556,999	2,012,837	(78,699,949)	(665,036,118)
Change in net assets	(6,199)	285,678	(16,335,762)	21,862,119	(208,336,299)	(762,594,207)
Net Assets:
Beginning of period	1,799,318	1,513,640	371,807,826	349,945,707	860,623,185	1,623,217,392
End of period	$1,793,119	$1,799,318	$355,472,064	$371,807,826	$652,286,886	$860,623,185

*       Effective March 31, 2020, the Class R had zero assets. On April 7, 2020, the Aberdeen U.S. Multi-Cap Equity Fund ceased offering Class R Shares.

Amounts listed as “–“ are $0 or round to $0.

See accompanying Notes to Financial Statements.

2020 Semi-Annual Report	93

Statements of Changes in Net Assets (continued)

	Aberdeen U.S. Mid Cap Equity Fund		Aberdeen U.S. Multi-Cap Equity Fund*		Aberdeen U.S. Small Cap Equity Fund

	Six-Month Period Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six-Month Period Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six-Month Period Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$250	$2,042	$1,640,981	$3,433,847	$6,805,690	$37,016,828
Dividends reinvested	5,885	4,033	22,321,664	23,163,037	9,715,490	19,798,085
Cost of shares redeemed	(35)	(35)	(13,242,594)	(25,284,220)	(37,429,535)	(109,265,486)
Total Class A	6,100	6,040	10,720,051	1,312,664	(20,908,355)	(52,450,573)
Class C Shares
Proceeds from shares issued	–	–	48,324	160,291	1,499,798	6,246,065
Dividends reinvested	875	594	120,441	320,370	3,470,356	7,650,172
Cost of shares redeemed	–	–	(246,614)	(1,921,244)	(8,560,103)	(34,869,006)
Total Class C	875	594	(77,849)	(1,440,583)	(3,589,949)	(20,972,769)
Class R Shares
Proceeds from shares issued	–	–	1,786	19,223	494,047	3,610,280
Dividends reinvested	875	599	–	33	276,258	294,972
Cost of shares redeemed	–	–	(13,850)	(133,914)	(1,641,375)	(6,545,629)
Total Class R	875	599	(12,064)	(114,658)	(871,070)	(2,640,377)
Institutional Service Class Shares
Proceeds from shares issued	–	1,055	496,544	510,397	3,888,157	10,168,189
Dividends reinvested	2,767	1,941	10,474,284	10,854,492	2,719,643	5,033,420
Cost of shares redeemed	(30)	(1,113)	(6,507,988)	(10,647,079)	(11,061,493)	(22,530,956)
Total Institutional Service Class	2,737	1,883	4,462,840	717,810	(4,453,693)	(7,329,347)
Institutional Class Shares
Proceeds from shares issued	17,887	15,279	1,122,238	2,411,630	77,915,038	234,314,105
Dividends reinvested	88,350	61,769	796,937	663,657	35,496,582	112,746,347
Cost of shares redeemed	(1,191)	(6,784)	(1,455,154)	(1,537,683)	(162,288,502)	(928,703,504)
Total Institutional Class	105,046	70,264	464,021	1,537,604	(48,876,882)	(581,643,052)
Change in net assets from capital transactions:	$115,633	$79,380	$15,556,999	$2,012,837	$(78,699,949)	$(665,036,118)
			z

* Effective March 31, 2020, the Class R had zero assets. On April 7, 2020, the Aberdeen U.S. Multi-Cap Equity Fund ceased offering Class R Shares.

Amounts listed as “–“ are $0 or round to $0.

See accompanying Notes to Financial Statements.

94	2020 Semi-Annual Report

Statements of Changes in Net Assets (concluded)

	Aberdeen U.S. Mid Cap Equity Fund		Aberdeen U.S. Multi-Cap Equity Fund*		Aberdeen U.S. Small Cap Equity Fund

	Six-Month Period Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six-Month Period Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six-Month Period Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
SHARE TRANSACTIONS:
Class A Shares
Issued	21	156	131,451	296,963	217,238	1,185,490
Reinvested	433	378	1,777,203	2,316,304	301,069	726,002
Redeemed	(3)	(3)	(1,072,265)	(2,116,338)	(1,251,339)	(3,460,127)
Total Class A Shares	451	531	836,389	496,929	(733,032)	(1,548,635)
Class C Shares
Issued	–	–	4,592	16,555	59,040	242,780
Reinvested	66	57	11,570	37,691	130,563	333,051
Redeemed	–	–	(23,559)	(196,254)	(354,727)	(1,321,076)
Total Class C Shares	66	57	(7,397)	(142,008)	(165,124)	(745,245)
Class R Shares
Issued	–	–	154	2,006	17,932	134,105
Reinvested	65	57	–	4	9,503	11,875
Redeemed	–	–	(1,329)	(11,747)	(58,633)	(229,318)
Total Class R Shares	65	57	(1,175)	(9,737)	(31,198)	(83,338)
Institutional Service Class Shares
Issued	–	85	38,651	40,414	130,906	299,939
Reinvested	203	182	774,153	1,015,387	78,557	173,447
Redeemed	(2)	(89)	(504,972)	(848,426)	(341,792)	(671,930)
Total Institutional Service Class Shares	201	178	307,832	207,375	(132,329)	(198,544)
Institutional Class Shares
Issued	1,272	1,266	83,614	185,676	2,520,094	7,120,397
Reinvested	6,463	5,778	58,641	61,851	1,025,616	3,886,465
Redeemed	(96)	(547)	(111,833)	(121,735)	(5,322,850)	(27,674,250)
Total Institutional Class Shares	7,639	6,497	30,422	125,792	(1,777,140)	(16,667,388)
Total change in shares:	8,422	7,320	1,166,071	678,351	(2,838,823)	(19,243,150)

* Effective March 31, 2020, the Class R had zero assets. On April 7, 2020, the Aberdeen U.S. Multi-Cap Equity Fund ceased offering Class R Shares.

Amounts listed as “–“ are $0 or round to $0.

See accompanying Notes to Financial Statements.

2020 Semi-Annual Report	95

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia-Pacific (ex-Japan) Equity Fund

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2020*	$13.84	$(0.02)		$(1.12)	$(1.14)	$(0.16)	$ –	$(0.16)	$12.54
Year Ended October 31, 2019	11.63	0.12		2.20	2.32	(0.11)	–	(0.11)	13.84
Year Ended October 31, 2018	13.41	0.11		(1.72)	(1.61)	(0.17)	–	(0.17)	11.63
Year Ended October 31, 2017	10.49	0.12		2.80	2.92	–	–	–	13.41
Year Ended October 31, 2016	10.04	0.18	(h)	0.48	0.66	(0.21)	–	(0.21)	10.49
Year Ended October 31, 2015	12.08	0.14		(1.68)	(1.54)	(0.30)	(0.20)	(0.50)	10.04
Class R Shares
Six Months Ended April 30, 2020*	13.75	(0.03)		(1.12)	(1.15)	(0.14)	–	(0.14)	12.46
Year Ended October 31, 2019	11.56	0.11		2.17	2.28	(0.09)	–	(0.09)	13.75
Year Ended October 31, 2018	13.33	0.08		(1.70)	(1.62)	(0.15)	–	(0.15)	11.56
Year Ended October 31, 2017	10.45	0.09		2.79	2.88	–	–	–	13.33
Year Ended October 31, 2016	10.02	0.16	(h)	0.48	0.64	(0.21)	–	(0.21)	10.45
Year Ended October 31, 2015	12.07	0.15		(1.72)	(1.57)	(0.28)	(0.20)	(0.48)	10.02
Institutional Service Class Shares
Six Months Ended April 30, 2020*	13.92	(0.01)		(1.13)	(1.14)	(0.19)	–	(0.19)	12.59
Year Ended October 31, 2019	11.70	0.16		2.21	2.37	(0.15)	–	(0.15)	13.92
Year Ended October 31, 2018	13.48	0.13		(1.72)	(1.59)	(0.19)	–	(0.19)	11.70
Year Ended October 31, 2017	10.53	0.07		2.88	2.95	–	–	–	13.48
Year Ended October 31, 2016	10.06	0.21	(h)	0.47	0.68	(0.21)	–	(0.21)	10.53
Year Ended October 31, 2015	12.10	0.17		(1.69)	(1.52)	(0.32)	(0.20)	(0.52)	10.06
Institutional Class Shares
Six Months Ended April 30, 2020*	13.97	–	(i)	(1.14)	(1.14)	(0.18)	–	(0.18)	12.65
Year Ended October 31, 2019	11.73	0.16		2.22	2.38	(0.14)	–	(0.14)	13.97
Year Ended October 31, 2018	13.50	0.14		(1.72)	(1.58)	(0.19)	–	(0.19)	11.73
Year Ended October 31, 2017	10.53	0.13		2.84	2.97	–	–	–	13.50
Year Ended October 31, 2016	10.07	0.05	(h)	0.62	0.67	(0.21)	–	(0.21)	10.53
Year Ended October 31, 2015	12.11	0.21		(1.72)	(1.51)	(0.33)	(0.20)	(0.53)	10.07

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

96	2020 Semi-Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)		Ratio of Net Investment Income (Loss) to Average Net Assets (d)		Portfolio Turnover (c)(f)

(8.38%)		$ 653	1.53	%(g)	4.58	%(g)	(0.36%)		12.45%
20.15%		798	1.55	%(g)	4.15	%(g)	0.96%		16.38%
(12.16%)		853	1.55	%(g)	3.15	%(g)	0.83%		69.85%
27.84%		1,041	1.55	%(g)	3.46	%(g)	1.01%		20.14%
6.86	%(h)	748	1.54	%(g)	1.70	%(g)	1.88	%(h)	39.84%
(12.94%)		815	1.51	%(g)	1.52	%(g)	1.21%		58.06%

(8.48%)		13	1.73	%(g)	4.78	%(g)	(0.49%)		12.45%
19.87%		14	1.75	%(g)	4.35	%(g)	0.82%		16.38%
(12.31%)		12	1.76	%(g)	3.36	%(g)	0.58%		69.85%
27.56%		13	1.76	%(g)	3.67	%(g)	0.81%		20.14%
6.63	%(h)	10	1.76	%(g)	1.92	%(g)	1.68	%(h)	39.84%
(13.17%)		10	1.76	%(g)	1.77	%(g)	1.30%		58.06%

(8.35%)		1,464	1.34	%(g)	4.39	%(g)	(0.13%)		12.45%
20.43%		1,768	1.35	%(g)	3.95	%(g)	1.20%		16.38%
(11.99%)		1,610	1.34	%(g)	2.94	%(g)	0.96%		69.85%
28.02%		2,036	1.33	%(g)	3.24	%(g)	0.65%		20.14%
7.08	%(h)	4,291	1.28	%(g)	1.44	%(g)	2.14	%(h)	39.84%
(12.73%)		4,017	1.29	%(g)	1.30	%(g)	1.54%		58.06%

(8.30%)		2,873	1.24	%(g)	4.42	%(g)	(0.03%)		12.45%
20.54%		3,916	1.25	%(g)	3.97	%(g)	1.24%		16.38%
(11.88%)		5,223	1.26	%(g)	2.95	%(g)	1.02%		69.85%
28.21%		7,939	1.26	%(g)	3.24	%(g)	1.15%		20.14%
6.97	%(h)	9,558	1.26	%(g)	1.43	%(g)	0.57	%(h)	39.84%
(12.68%)		263,176	1.26	%(g)	1.27	%(g)	1.83%		58.06%

(g)

Includes interest expense that amounts to less than 0.01% for Class A, Class R, Institutional Service Class and Institutional Class for the six months ended April 30, 2020. Includes interest expense that amounts to 0.01% for Class A, Class R, Institutional Service Class and Institutional Class for the years ended October 31, 2019, October 31, 2018 and October 31, 2017. Includes interest expense that amounts to less than 0.01% for Class A, Class R, Institutional Service Class and Institutional Class for the years ended October 31, 2016 and October 31, 2015.

(h)

Included within Net Investment Income per share, Total Return and Ratio of Net Investment Income to Average Net Assets are the effects of a one-time reimbursement for overbilling of prior years’ custodian out-of-pocket fees. If such amounts were excluded, Net Investment Income per share would be reduced by $0.02, $0.01, $0.02 and $0.02, Total Return would be reduced by 0.21%, 0.10%, 0.20% and 0.20% and Ratio of Net Investment Income to Average Net Assets would be reduced by 0.14%, 0.16%, 0.16% and 0.02% for Class A, Class R, Institutional Service Class and Institutional Class, respectively.

(i)	Less than $0.005 per share.
(j)	Amount is less than 0.005%.

2020 Semi-Annual Report	97

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen China A Share Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2020*	$25.61	$(0.14)	$ 0.12	$(0.02)	$ – (g)	$(1.08)	$(1.08)	$24.51
Year Ended October 31, 2019	19.86	0.07	5.72	5.79	(0.04)	–	(0.04)	25.61
Year Ended October 31, 2018	22.48	0.06	(2.45)	(2.39)	(0.23)	–	(0.23)	19.86
Year Ended October 31, 2017	18.46	0.20	4.02	4.22	(0.20)	–	(0.20)	22.48
Year Ended October 31, 2016	17.94	0.19	0.33	0.52	–	–	–	18.46
Year Ended October 31, 2015	20.19	0.22	(2.14)	(1.92)	(0.33)	–	(0.33)	17.94
Class C Shares
Six Months Ended April 30, 2020*	24.52	(0.21)	0.12	(0.09)	–	(1.08)	(1.08)	23.35
Year Ended October 31, 2019	19.12	(0.21)	5.61	5.40	–	–	–	24.52
Year Ended October 31, 2018	21.59	(0.09)	(2.35)	(2.44)	(0.03)	–	(0.03)	19.12
Year Ended October 31, 2017	17.64	0.03	3.92	3.95	–	–	–	21.59
Year Ended October 31, 2016	17.26	0.06	0.32	0.38	–	–	–	17.64
Year Ended October 31, 2015	19.50	0.18	(2.17)	(1.99)	(0.25)	–	(0.25)	17.26
Class R Shares
Six Months Ended April 30, 2020*	25.08	(0.17)	0.12	(0.05)	–	(1.08)	(1.08)	23.95
Year Ended October 31, 2019	19.48	0.02	5.58	5.60	–	–	–	25.08
Year Ended October 31, 2018	22.07	0.04	(2.46)	(2.42)	(0.17)	–	(0.17)	19.48
Year Ended October 31, 2017	18.13	0.15	3.94	4.09	(0.15)	–	(0.15)	22.07
Year Ended October 31, 2016	17.68	0.16	0.29	0.45	–	–	–	18.13
Year Ended October 31, 2015	19.92	0.23	(2.19)	(1.96)	(0.28)	–	(0.28)	17.68
Institutional Service Class Shares
Six Months Ended April 30, 2020*	25.75	(0.11)	0.12	0.01	(0.05)	(1.08)	(1.13)	24.63
Year Ended October 31, 2019	19.98	0.11	5.76	5.87	(0.10)	–	(0.10)	25.75
Year Ended October 31, 2018	22.62	0.11	(2.46)	(2.35)	(0.29)	–	(0.29)	19.98
Year Ended October 31, 2017	18.55	0.22	4.08	4.30	(0.23)	–	(0.23)	22.62
Year Ended October 31, 2016	18.00	0.22	0.33	0.55	–	–	–	18.55
Year Ended October 31, 2015	20.28	0.30	(2.18)	(1.88)	(0.40)	–	(0.40)	18.00
Institutional Class Shares
Six Months Ended April 30, 2020*	25.85	(0.09)	0.12	0.03	(0.07)	(1.08)	(1.15)	24.73
Year Ended October 31, 2019	20.03	0.26	5.64	5.90	(0.08)	–	(0.08)	25.85
Year Ended October 31, 2018	22.65	0.05	(2.38)	(2.33)	(0.29)	–	(0.29)	20.03
Year Ended October 31, 2017	18.58	0.19	4.13	4.32	(0.25)	–	(0.25)	22.65
Year Ended October 31, 2016	18.00	0.26	0.32	0.58	–	–	–	18.58
Year Ended October 31, 2015	20.28	0.35	(2.23)	(1.88)	(0.40)	–	(0.40)	18.00

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.

Amounts listed as “–“ are $0 or round to $0.

See accompanying Notes to Financial Statements.

98	2020 Semi-Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen China A Share Equity Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)		Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Portfolio Turnover (c)(f)

(0.18%)	$8,124	1.32	%(h)	2.55	%(h)	(1.11%)	30.82%
29.21%	8,685	1.60	%(h)	3.19	%(h)	0.30%	115.09%
(10.76%)	5,978	1.95	%(h)	3.01	%(h)	0.27%	26.13%
23.15%	7,492	1.97	%(h)	3.04	%(h)	0.98%	23.58%
2.90%	7,301	1.95	%(h)	2.84	%(h)	1.10%	15.75%
(9.50%)	8,221	1.89	%(h)	2.48	%(h)	1.12%	10.48%

(0.50%)	589	1.99	%(h)	3.37	%(h)	(1.77%)	30.82%
28.24%	839	2.38	%(h)	3.99	%(h)	(0.96%)	115.09%
(11.32%)	1,568	2.62	%(h)	3.81	%(h)	(0.42%)	26.13%
22.39%	2,437	2.62	%(h)	3.83	%(h)	0.14%	23.58%
2.20%	3,609	2.62	%(h)	3.60	%(h)	0.37%	15.75%
(10.18%)	4,711	2.62	%(h)	3.21	%(h)	0.95%	10.48%

(0.32%)	1,900	1.64	%(h)	2.87	%(h)	(1.44%)	30.82%
28.75%	2,682	1.92	%(h)	3.52	%(h)	0.07%	115.09%
(11.07%)	1,664	2.27	%(h)	3.33	%(h)	0.18%	26.13%
22.77%	1,851	2.31	%(h)	3.38	%(h)	0.74%	23.58%
2.55%	1,378	2.28	%(h)	3.17	%(h)	0.95%	15.75%
(9.83%)	1,293	2.29	%(h)	2.88	%(h)	1.20%	10.48%

(0.09)%	457	1.10	%(h)	2.33	%(h)	(0.89%)	30.82%
29.52%	543	1.40	%(h)	2.96	%(h)	0.45%	115.09%
(10.57%)	532	1.72	%(h)	2.78	%(h)	0.49%	26.13%
23.54%	620	1.71	%(h)	2.78	%(h)	1.12%	23.58%
3.06%	735	1.79	%(h)	2.68	%(h)	1.29%	15.75%
(9.30%)	825	1.63	%(h)	2.22	%(h)	1.53%	10.48%

0.01%	1,599	0.99	%(h)	2.31	%(h)	(0.75%)	30.82%
29.59%	1,336	1.16	%(h)	2.97	%(h)	1.09%	115.09%
(10.46%)	299	1.62	%(h)	2.78	%(h)	0.21%	26.13%
23.62%	927	1.62	%(h)	2.78	%(h)	0.94%	23.58%
3.22%	1,575	1.62	%(h)	2.56	%(h)	1.47%	15.75%
(9.27%)	1,804	1.63	%(h)	2.22	%(h)	1.80%	10.48%

(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Less than $0.005 per share.
(h)	Includes interest expense that amounts to less than 0.01%

2020 Semi-Annual Report	99

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Dynamic Dividend Fund

		Investment Activities				Distributions

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains		Tax Return of Capital	Total Distributions	Redemption Fees		Net Asset Value, End of Period

Class A Shares
Six Months Ended April 30, 2020*	$3.99	$ 0.11	(f)	$(0.50)	$(0.39)	$ (0.12)	$ –		$ –	$(0.12)	$ –		$3.48
Year Ended October 31, 2019	3.85	0.23	(f)	0.14	0.37	(0.23)	–		–	(0.23)	–		3.99
Year Ended October 31, 2018(h)	4.04	0.17	(f)	(0.13)	0.04	(0.23)	–		0.00 (i)	(0.23)	0.00	(i)	3.85
Year Ended October 31, 2017	3.49	0.22		0.56	0.78	(0.22)	–		(0.01)	(0.23)	0.00	(i)	4.04
Year Ended October 31, 2016	3.73	0.18		(0.19)	(0.01)	(0.21)	–		(0.02)	(0.23)	0.00	(i)	3.49
Year Ended October 31, 2015	3.83	0.24		(0.11)	0.13	(0.23)	(0.00	)(i)	–	(0.23)	0.00	(i)	3.73
Institutional Class Shares
Six Months Ended April 30, 2020*	4.00	0.12	(f)	(0.52)	(0.40)	(0.12)	–		–	(0.12)	–		3.48
Year Ended October 31, 2019	3.85	0.24	(f)	0.15	0.39	(0.24)	–		–	(0.24)	–		4.00
Year Ended October 31, 2018(h)	4.04	0.18	(f)	(0.13)	0.05	(0.24)	–		0.00 (i)	(0.24)	0.00	(i)	3.85
Year Ended October 31, 2017	3.49	0.22		0.57	0.79	(0.23)	–		(0.01)	(0.24)	0.00	(i)	4.04
Year Ended October 31, 2016	3.73	0.21		(0.21)	0.00	(0.22)	–		(0.02)	(0.24)	0.00	(i)	3.49
Year Ended October 31, 2015	3.83	0.25		(0.11)	0.14	(0.24)	(0.00	)(i)	–	(0.24)	0.00	(i)	3.73

*               Unaudited

(a)     Excludes sales charge.

(b)     Not annualized for periods less than one year.

(c)     Annualized for periods less than one year.

(d)    During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–“ are $0 or round to $0.

See accompanying Notes to Financial Statements.

100	2020 Semi-Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Dynamic Dividend Fund (concluded)

		Ratios/Supplemental Data

Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)		Ratio of Net Investment Income to Average Net Assets (c)	Portfolio Turnover (b)(e)

(10.37%)		$3,963	1.50%		1.61%		5.82%	23.72%
10.02	%(g)	4,399	1.50%		1.61%		6.00%	105.70%
0.79%		4,505	1.52	%(j)	1.60	%(j)	4.17%	66.16%
22.92%		3,379	1.54	%(j)	1.58	%(j)	6.14%	82.00%
(0.06%)		3,865	1.55	%(j)	1.56	%(j)	5.02%	88.00%
3.34%		4,010	1.52	%(j)	1.52	%(j)	5.95%	111.00%

(10.26%)		100,159	1.25%		1.35%		5.99%	23.72%
10.60%		122,197	1.25%		1.33%		6.21%	105.70%
1.02%		135,262	1.28	%(j)	1.35	%(j)	4.44%	66.16%
23.22%		160,696	1.29	%(j)	1.33	%(j)	5.95%	82.00%
0.18%		151,200	1.30	%(j)	1.31	%(j)	6.13%	88.00%
3.59%		182,039	1.27	%(j)	1.27	%(j)	6.28%	111.00%

(e)     Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)        Net investment income/(loss) is based on average shares outstanding during the period.

(g)    The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

(h)    Beginning with the year ended October 31, 2018, the Fund has been audited by KPMG LLP. Previous years were audited by different independent registered public accounting firms.

(i)        Less than $0.005 per share.

(j)        Includes interest expense that amounts to 0.03%, 0.04%, 0.01% and 0.03% for Class A and Institutional Class for the years ended October 31, 2018, October 31, 2017, 0ctober 31, 2016 and October 31, 2015, respectively.

2020 Semi-Annual Report	101

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Fund

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period

Class A Shares
Six Months Ended April 30, 2020*	$15.30	$(0.02)		$(2.18)	$(2.20)	$(0.22)	$(0.01)	$(0.23)	$12.87
Year Ended October 31, 2019	13.12	0.07		2.26	2.33	(0.13)	(0.02)	(0.15)	15.30
Year Ended October 31, 2018	15.74	0.07		(2.53)	(2.46)	(0.16)	–	(0.16)	13.12
Year Ended October 31, 2017	13.53	0.10		2.22	2.32	(0.11)	–	(0.11)	15.74
Year Ended October 31, 2016	12.22	0.11		1.33	1.44	– (h)	(0.13)	(0.13)	13.53
Year Ended October 31, 2015	14.88	0.11		(2.20)	(2.09)	(0.13)	(0.44)	(0.57)	12.22
Class C Shares
Six Months Ended April 30, 2020*	15.18	(0.06)		(2.18)	(2.24)	(0.12)	(0.01)	(0.13)	12.81
Year Ended October 31, 2019	12.97	–	(h)	2.24	2.24	(0.01)	(0.02)	(0.03)	15.18
Year Ended October 31, 2018	15.55	–	(h)	(2.51)	(2.51)	(0.07)	–	(0.07)	12.97
Year Ended October 31, 2017	13.35	0.02		2.21	2.23	(0.03)	–	(0.03)	15.55
Year Ended October 31, 2016	12.14	0.03		1.31	1.34	–	(0.13)	(0.13)	13.35
Year Ended October 31, 2015	14.79	0.02		(2.17)	(2.15)	(0.06)	(0.44)	(0.50)	12.14
Class R Shares
Six Months Ended April 30, 2020*	15.14	(0.03)		(2.16)	(2.19)	(0.21)	(0.01)	(0.22)	12.73
Year Ended October 31, 2019	13.00	0.07		2.21	2.28	(0.12)	(0.02)	(0.14)	15.14
Year Ended October 31, 2018	15.61	0.06		(2.52)	(2.46)	(0.15)	–	(0.15)	13.00
Year Ended October 31, 2017	13.43	0.08		2.19	2.27	(0.09)	–	(0.09)	15.61
Year Ended October 31, 2016	12.17	0.08		1.31	1.39	–	(0.13)	(0.13)	13.43
Year Ended October 31, 2015	14.83	0.06		(2.19)	(2.13)	(0.09)	(0.44)	(0.53)	12.17
Institutional Service Class Shares
Six Months Ended April 30, 2020*	15.37	–	(h)	(2.19)	(2.19)	(0.28)	(0.01)	(0.29)	12.89
Year Ended October 31, 2019	13.19	0.23		2.16	2.39	(0.19)	(0.02)	(0.21)	15.37
Year Ended October 31, 2018	15.78	0.14		(2.55)	(2.41)	(0.18)	–	(0.18)	13.19
Year Ended October 31, 2017	13.55	0.14		2.23	2.37	(0.14)	–	(0.14)	15.78
Year Ended October 31, 2016	12.22	0.14		1.33	1.47	(0.01)	(0.13)	(0.14)	13.55
Year Ended October 31, 2015	14.89	0.18		(2.25)	(2.07)	(0.16)	(0.44)	(0.60)	12.22
Institutional Class Shares
Six Months Ended April 30, 2020*	15.39	0.01		(2.18)	(2.17)	(0.29)	(0.01)	(0.30)	12.92
Year Ended October 31, 2019	13.20	0.13		2.27	2.40	(0.19)	(0.02)	(0.21)	15.39
Year Ended October 31, 2018	15.81	0.15		(2.55)	(2.40)	(0.21)	–	(0.21)	13.20
Year Ended October 31, 2017	13.58	0.17		2.22	2.39	(0.16)	–	(0.16)	15.81
Year Ended October 31, 2016	12.24	0.16		1.33	1.49	(0.02)	(0.13)	(0.15)	13.58
Year Ended October 31, 2015	14.90	0.16		(2.20)	(2.04)	(0.18)	(0.44)	(0.62)	12.24

*     Unaudited

(a)  Net investment income/(loss) is based on average shares outstanding during the period.

(b)  Excludes sales charge.

(c)  Not annualized for periods less than one year.

(d) Annualized for periods less than one year.

Amounts listed as “–“ are $0 or round to $0.

See accompanying Notes to Financial Statements.

102	2020 Semi-Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Fund (concluded)

		Ratios/Supplemental Data

Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)		Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Portfolio Turnover (c)(f)

(14.68%)		$ 92,636	1.60	%(g)	1.61	%(g)	(0.31%)	13.54%
17.89%		134,382	1.59	%(g)	1.59	%(g)	0.46%	14.86%
(15.80%)		143,297	1.59	%(g)	1.59	%(g)	0.49%	20.39%
17.39%		208,084	1.56%		1.56%		0.70%	16.55%
12.04%		188,315	1.48	%(g)	1.49	%(g)	0.91%	9.19%
(14.28%)		192,039	1.44	%(g)	1.47	%(g)	0.81%	11.58%

(14.95%)		11,315	2.10	%(g)	2.22	%(g)	(0.80%)	13.54%
17.26%		15,611	2.10	%(g)	2.20	%(g)	(0.03%)	14.86%
(16.20%)		15,886	2.10	%(g)	2.21	%(g)	– (i)	20.39%
16.75%		28,618	2.10%		2.28%		0.16%	16.55%
11.26%		25,054	2.10	%(g)	2.20	%(g)	0.28%	9.19%
(14.80%)		30,850	2.10	%(g)	2.13	%(g)	0.17%	11.58%

(14.78%)		93,595	1.76	%(g)	1.77	%(g)	(0.46%)	13.54%
17.72%		108,487	1.75	%(g)	1.75	%(g)	0.48%	14.86%
(15.93%)		89,874	1.75	%(g)	1.75	%(g)	0.40%	20.39%
17.13%		79,767	1.78%		1.78%		0.55%	16.55%
11.65%		47,410	1.77	%(g)	1.78	%(g)	0.69%	9.19%
(14.59%)		33,881	1.83	%(g)	1.86	%(g)	0.46%	11.58%

(14.54%)		254,164	1.25	%(g)	1.26	%(g)	0.05%	13.54%
18.38	%(j)	297,466	1.24	%(g)	1.24	%(g)	1.55%	14.86%
(15.48%)		118,917	1.16	%(g)	1.16	%(g)	0.89%	20.39%
17.75%		205,880	1.28%		1.28%		0.96%	16.55%
12.25%		333,964	1.28	%(g)	1.29	%(g)	1.13%	9.19%
(14.20%)		409,406	1.32	%(g)	1.35	%(g)	1.35%	11.58%

(14.48%)		3,083,950	1.10	%(g)	1.20	%(g)	0.20%	13.54%
18.45%		4,420,838	1.10	%(g)	1.16	%(g)	0.91%	14.86%
(15.38%)		5,511,182	1.10	%(g)	1.14	%(g)	1.00%	20.39%
17.89%		8,179,870	1.10%		1.13%		1.17%	16.55%
12.41	%(j)	7,365,757	1.10	%(g)	1.14	%(g)	1.32%	9.19%
(13.98	%)(j)	6,963,195	1.10	%(g)	1.13	%(g)	1.15%	11.58%

(e)  During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(f)   Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(g) Includes interest expense that amounts to less than 0.01%.

(h) Less than $0.005 per share.

(i)   Amount is less than 0.005%.

(j)   The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2020 Semi-Annual Report	103

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Focused U.S. Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)
Class A Shares
Six Months Ended April 30, 2020*	$ 7.59	$(0.01)	$ 0.10	$0.09	$ – (i)	$(0.46)	$(0.46)	$ 7.22	0.87%
Year Ended October 31, 2019	6.85	0.01	1.09	1.10	–	(0.36)	(0.36)	7.59	17.62%
Year Ended October 31, 2018	8.52	0.02	0.62	0.64	–	(2.31)	(2.31)	6.85	8.32%
Year Ended October 31, 2017	8.81	(0.12)	0.90	0.78	–	(1.07)	(1.07)	8.52	9.69%
Year Ended October 31, 2016	10.30	(0.15)	(0.04)	(0.19)	–	(1.30)	(1.30)	8.81	(1.68%)
Year Ended October 31, 2015	12.26	(0.13)	0.26	0.13	–	(2.09)	(2.09)	10.30	1.18%
Class C Shares
Six Months Ended April 30, 2020*	2.08	(0.01)	0.05	0.04	(0.01)	(0.46)	(0.47)	1.65	0.29%
Year Ended October 31, 2019	2.17	(0.01)	0.28	0.27	–	(0.36)	(0.36)	2.08	17.22%
Year Ended October 31, 2018	4.22	(0.01)	0.27	0.26	–	(2.31)	(2.31)	2.17	7.45%
Year Ended October 31, 2017	4.92	(0.09)	0.46	0.37	–	(1.07)	(1.07)	4.22	8.89%
Year Ended October 31, 2016	6.38	(0.12)	(0.04)	(0.16)	–	(1.30)	(1.30)	4.92	(2.35%)
Year Ended October 31, 2015	8.43	(0.13)	0.17	0.04	–	(2.09)	(2.09)	6.38	0.51%
Class R Shares
Six Months Ended April 30, 2020*	6.73	(0.02)	0.09	0.07	–	(0.46)	(0.46)	6.34	0.63%
Year Ended October 31, 2019	6.13	(0.01)	0.97	0.96	–	(0.36)	(0.36)	6.73	17.39%
Year Ended October 31, 2018	7.88	– (i)	0.56	0.56	–	(2.31)	(2.31)	6.13	7.89%
Year Ended October 31, 2017	8.25	(0.13)	0.83	0.70	–	(1.07)	(1.07)	7.88	9.35%
Year Ended October 31, 2016	9.76	(0.17)	(0.04)	(0.21)	–	(1.30)	(1.30)	8.25	(2.01%)
Year Ended October 31, 2015	11.77	(0.16)	0.24	0.08	–	(2.09)	(2.09)	9.76	0.74%
Institutional Service Class Shares
Six Months Ended April 30, 2020*	7.92	– (i)	0.10	0.10	(0.01)	(0.46)	(0.47)	7.55	0.93%
Year Ended October 31, 2019	7.11	0.03	1.14	1.17	–	(0.36)	(0.36)	7.92	17.96%
Year Ended October 31, 2018	8.75	0.04	0.63	0.67	–	(2.31)	(2.31)	7.11	8.50%
Year Ended October 31, 2017	9.00	(0.10)	0.92	0.82	–	(1.07)	(1.07)	8.75	9.96%
Year Ended October 31, 2016	10.48	(0.14)	(0.04)	(0.18)	–	(1.30)	(1.30)	9.00	(1.54%)
Year Ended October 31, 2015	12.44	(0.12)	0.25	0.13	–	(2.09)	(2.09)	10.48	1.16%
Institutional Class Shares
Six Months Ended April 30, 2020*	8.20	0.01	0.10	0.11	(0.01)	(0.46)	(0.47)	7.84	1.03%
Year Ended October 31, 2019	7.34	0.04	1.18	1.22	–	(0.36)	(0.36)	8.20	18.10%
Year Ended October 31, 2018	8.95	0.05	0.65	0.70	–	(2.31)	(2.31)	7.34	8.69%
Year Ended October 31, 2017	9.17	(0.10)	0.95	0.85	–	(1.07)	(1.07)	8.95	10.12%
Year Ended October 31, 2016	10.64	(0.13)	(0.04)	(0.17)	–	(1.30)	(1.30)	9.17	(1.40%)
Year Ended October 31, 2015	12.56	(0.10)	0.27	0.17	–	(2.09)	(2.09)	10.64	1.52%

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Indicates the dividend expense charged for the period to average net assets.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

104	2020 Semi-Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Focused U.S. Equity Fund (concluded)

	Ratios/Supplemental Data

Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)		Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Dividend Expense (f)(g)	Portfolio Turnover (c)(h)

$ 7,017	1.25	%(j)	2.11	%(j)	(0.20%)	–	19.02%
8,481	1.25%		2.09%		0.20%	–	54.04%
7,466	1.32	%(j)	2.03	%(j)	0.34%	0.04%	112.97%
9,479	2.80	%(j)	3.22	%(j)	(1.39%)	1.18%	35.38%
11,397	3.04%		3.28%		(1.70%)	1.45%	36.34%
16,869	2.93	%(j)	3.12	%(j)	(1.21%)	1.36%	14.04%

4,493	1.90	%(j)	2.84	%(j)	(0.86%)	–	19.02%
4,734	1.90%		2.83%		(0.48%)	–	54.04%
1,345	1.97	%(j)	2.77	%(j)	(0.32%)	0.04%	112.97%
1,837	3.47	%(j)	4.09	%(j)	(2.05%)	1.21%	35.38%
3,430	3.69%		4.02%		(2.33%)	1.44%	36.34%
7,480	3.61	%(j)	3.80	%(j)	(1.90%)	1.35%	14.04%

1,792	1.55	%(j)	2.41	%(j)	(0.51%)	–	19.02%
1,924	1.55%		2.39%		(0.09%)	–	54.04%
1,895	1.69	%(j)	2.40	%(j)	(0.04%)	0.04%	112.97%
2,269	3.14	%(j)	3.56	%(j)	(1.72%)	1.18%	35.38%
2,633	3.34%		3.58%		(2.01%)	1.44%	36.34%
3,202	3.35	%(j)	3.54	%(j)	(1.65%)	1.34%	14.04%

485	1.07	%(j)	1.93	%(j)	(0.03%)	–	19.02%
480	1.05%		1.89%		0.45%	–	54.04%
679	1.07	%(j)	1.79	%(j)	0.55%	0.04%	112.97%
840	2.62	%(j)	3.04	%(j)	(1.21%)	1.17%	35.38%
693	2.85%		3.10%		(1.54%)	1.43%	36.34%
789	2.86	%(j)	3.05	%(j)	(1.13%)	1.35%	14.04%

3,317	0.90	%(j)	1.93	%(j)	0.17%	–	19.02%
4,580	0.90%		1.89%		0.58%	–	54.04%
5,583	0.98	%(j)	1.83	%(j)	0.63%	0.06%	112.97%
12,413	2.56	%(j)	3.07	%(j)	(1.13%)	1.30%	35.38%
52,527	2.71%		3.01%		(1.36%)	1.46%	36.34%
92,887	2.61	%(j)	2.80	%(j)	(0.89%)	1.36%	14.04%

(g)	Dividend expense ratio includes broker related expenses for securities sold short.
(h)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(i)	Less than $0.005 per share.
(j)

Includes interest expense that amounts to less than 0.01% for Class A, Class C, Class R, Institutional Service Class and Institutional Class for the six months ended April 30 2020. Includes interest expense that amounts to less than 0.01% for Class A, Class C, Class R, Institutional Service Class and Institutional Class for the year ended October 31, 2018 and October 31, 2015. Includes interest expense that amounts to 0.01% for Class A, Class C, Class R, Institutional Service Class and Institutional Class for the year ended October 31, 2017.

2020 Semi-Annual Report	105

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2020*	$ 12.87	$ 0.01	$(0.76)	$ (0.75)	$(0.08)	$(0.34)	$(0.42)	$ 11.70
Year Ended October 31, 2019	12.75	0.08	1.08	1.16	(0.09)	(0.95)	(1.04)	12.87
Year Ended October 31, 2018	14.66	0.09	(0.72)	(0.63)	(0.10)	(1.18)	(1.28)	12.75
Year Ended October 31, 2017	12.35	0.10	2.30	2.40	(0.09)	–	(0.09)	14.66
Year Ended October 31, 2016	12.15	0.10	0.13	0.23	(0.03)	–	(0.03)	12.35
Year Ended October 31, 2015	13.83	0.17	(1.66)	(1.49)	(0.19)	–	(0.19)	12.15
Class C Shares
Six Months Ended April 30, 2020*	11.98	$(0.03)	(0.70)	(0.73)	–	(0.34)	(0.34)	10.91
Year Ended October 31, 2019	11.93	0.01	0.99	1.00	–	(0.95)	(0.95)	11.98
Year Ended October 31, 2018	13.78	– (i)	(0.67)	(0.67)	–	(1.18)	(1.18)	11.93
Year Ended October 31, 2017	11.65	0.01	2.18	2.19	(0.06)	–	(0.06)	13.78
Year Ended October 31, 2016	11.52	0.02	0.12	0.14	(0.01)	–	(0.01)	11.65
Year Ended October 31, 2015	13.13	0.06	(1.55)	(1.49)	(0.12)	–	(0.12)	11.52
Class R Shares
Six Months Ended April 30, 2020*	12.21	(0.01)	(0.72)	(0.73)	(0.01)	(0.34)	(0.35)	11.13
Year Ended October 31, 2019	12.15	0.03	1.01	1.04	(0.03)	(0.95)	(0.98)	12.21
Year Ended October 31, 2018	14.04	0.03	(0.68)	(0.65)	(0.06)	(1.18)	(1.24)	12.15
Year Ended October 31, 2017	11.88	0.04	2.22	2.26	(0.10)	–	(0.10)	14.04
Year Ended October 31, 2016	11.71	0.08	0.11	0.19	(0.02)	–	(0.02)	11.88
Year Ended October 31, 2015	13.34	0.12	(1.59)	(1.47)	(0.16)	–	(0.16)	11.71
Institutional Service Class Shares
Six Months Ended April 30, 2020*	13.05	0.03	(0.76)	(0.73)	(0.12)	(0.34)	(0.46)	11.86
Year Ended October 31, 2019	12.94	0.11	1.08	1.19	(0.13)	(0.95)	(1.08)	13.05
Year Ended October 31, 2018	14.87	0.13	(0.73)	(0.60)	(0.15)	(1.18)	(1.33)	12.94
Year Ended October 31, 2017	12.53	0.13	2.34	2.47	(0.13)	–	(0.13)	14.87
Year Ended October 31, 2016	12.30	0.14	0.13	0.27	(0.04)	–	(0.04)	12.53
Year Ended October 31, 2015	13.86	0.31	(1.78)	(1.47)	(0.09)	–	(0.09)	12.30
Institutional Class Shares
Six Months Ended April 30, 2020*	12.88	0.03	(0.74)	(0.71)	(0.12)	(0.34)	(0.46)	11.71
Year Ended October 31, 2019	12.77	0.13	1.06	1.19	(0.13)	(0.95)	(1.08)	12.88
Year Ended October 31, 2018	14.69	0.14	(0.73)	(0.59)	(0.15)	(1.18)	(1.33)	12.77
Year Ended October 31, 2017	12.40	0.16	2.26	2.42	(0.13)	–	(0.13)	14.69
Year Ended October 31, 2016	12.16	0.14	0.14	0.28	(0.04)	–	(0.04)	12.40
Year Ended October 31, 2015	13.84	0.14	(1.59)	(1.45)	(0.23)	–	(0.23)	12.16

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

106	2020 Semi-Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Equity Fund (concluded)

		Ratios/Supplemental Data

Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)		Ratio of Net Investment Income to Average Net Assets (d)	Portfolio Turnover (c)(f)

(6.11%)		$ 21,211	1.54	%(g)	2.13	%(g)	0.19%	16.38%
10.40	%(h)	26,719	1.53	%(g)	2.07	%(g)	0.66%	32.68%
(4.97%)		27,530	1.53%		1.92%		0.67%	22.06%
19.58%		34,296	1.56	%(g)	1.68	%(g)	0.71%	24.98%
1.93%		48,350	1.56	%(g)	1.63	%(g)	0.82%	21.59%
(10.85%)		58,730	1.55	%(g)	1.61	%(g)	1.33%	31.45%

(6.42%)		367	2.19	%(g)	3.02	%(g)	(0.54%)	16.38%
9.62%		638	2.19	%(g)	2.95	%(g)	0.05%	32.68%
(5.53%)		1,713	2.19%		2.77%		0.02%	22.06%
18.85%		2,181	2.19	%(g)	2.51	%(g)	0.06%	24.98%
1.24%		1,495	2.19	%(g)	2.36	%(g)	0.20%	21.59%
(11.43%)		1,729	2.20	%(g)	2.26	%(g)	0.45%	31.45%

(6.29%)		1,003	1.94	%(g)	2.53	%(g)	(0.25%)	16.38%
9.83%		1,554	1.94	%(g)	2.48	%(g)	0.26%	32.68%
(5.27%)		2,120	1.94%		2.33%		0.26%	22.06%
19.15%		3,107	1.90	%(g)	2.02	%(g)	0.31%	24.98%
1.64%		1,348	1.84	%(g)	1.91	%(g)	0.66%	21.59%
(11.13%)		1,457	1.88	%(g)	1.94	%(g)	0.96%	31.45%

(6.03%)		241	1.29	%(g)	1.88	%(g)	0.45%	16.38%
10.56%		265	1.29	%(g)	1.83	%(g)	0.88%	32.68%
(4.65%)		460	1.26%		1.65%		0.94%	22.06%
19.97%		570	1.29	%(g)	1.41	%(g)	0.94%	24.98%
2.26%		1	1.19	%(g)	1.26	%(g)	1.17%	21.59%
(10.60%)		1	1.26	%(g)	1.33	%(g)	2.29%	31.45%

(5.91%)		1,152	1.19	%(g)	1.84	%(g)	0.54%	16.38%
10.71%		1,390	1.19	%(g)	1.77	%(g)	1.01%	32.68%
(4.63%)		2,104	1.19%		1.62%		1.01%	22.06%
19.75%		2,699	1.19	%(g)	1.32	%(g)	1.21%	24.98%
2.36%		36,167	1.19	%(g)	1.27	%(g)	1.19%	21.59%
(10.55%)		$30,678	1.19	%(g)	1.25	%(g)	1.08%	31.45%

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Includes interest expense that amounts to less than 0.01%.
(h)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(i)	Less than $0.005 per share.

2020 Semi-Annual Report	107

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Infrastructure Fund

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Redemption Fees		Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2020*	$ 21.93	$ 0.39	(f)	$ (3.77)	$ (3.38)	$ (0.35)	$ (0.14)	$ –	$ (0.49)	$ –		$ 18.06
Year Ended October 31, 2019	18.82	0.30	(f)	3.48	3.78	(0.64)	(0.03)	–	(0.67)	–		21.93
Year Ended October 31, 2018(h)	20.65	0.46	(f)	(1.54)	(1.08)	(0.71)	(0.04)	–	(0.75)	0.00	(i)	18.82
Year Ended October 31, 2017	17.55	0.66		3.15	3.81	(0.71)	–	–	(0.71)	0.00	(i)	20.65
Year Ended October 31, 2016	17.63	0.76		(0.12)	0.64	(0.72)	–	–	(0.72)	0.00	(i)	17.55
Year Ended October 31, 2015	20.11	0.61		(2.21)	(1.60)	(0.63)	(0.21)	(0.04)	(0.88)	0.00	(i)	17.63
Institutional Class Shares
Six Months Ended April 30, 2020*	21.97	0.42	(f)	(3.78)	(3.36)	(0.38)	(0.14)	–	(0.52)	–		18.09
Year Ended October 31, 2019	18.85	0.34	(f)	3.50	3.84	(0.69)	(0.03)	–	(0.72)	–		21.97
Year Ended October 31, 2018(h)	20.68	0.54	(f)	(1.57)	(1.03)	(0.76)	(0.04)	–	(0.80)	0.00	(i)	18.85
Year Ended October 31, 2017	17.58	0.70		3.16	3.86	(0.76)	–	–	(0.76)	0.00	(i)	20.68
Year Ended October 31, 2016	17.66	0.81		(0.13)	0.68	(0.76)	–	–	(0.76)	0.00	(i)	17.58
Year Ended October 31, 2015	20.14	0.71		(2.25)	(1.54)	(0.71)	(0.19)	(0.04)	(0.94)	0.00	(i)	17.66

*	Unaudited
(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Amounts listed as “–“ are $0 or round to $0.

See accompanying Notes to Financial Statements.

108	2020 Semi-Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Infrastructure Fund (concluded)

	Ratios/Supplemental Data

Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)		Ratio of Net Investment Income to Average Net Assets (c)	Portfolio Turnover (b)(e)

(15.63%)	$ 9,555	1.40	%(g)	1.58	%(g)	3.77%	17.95%
20.41%	12,776	1.45%		1.59%		1.46%	31.62%
(5.39%)	12,310	1.45%		1.58%		2.29%	48.54%
22.13%	20,132	1.46	%(g)	1.58	%(g)	3.48%	77.00%
3.75%	16,105	1.46	%(g)	1.54	%(g)	4.34%	58.00%
(8.15%)	21,822	1.50	%(g)	1.52	%(g)	3.47%	116.00%

(15.52%)	66,826	1.15	%(g)	1.30	%(g)	4.03%	17.95%
20.73%	87,441	1.20%		1.31%		1.68%	31.62%
(5.13%)	95,025	1.20%		1.32	%(g)	2.70%	48.54%
22.39%	115,567	1.21	%(g)	1.33	%(g)	3.56%	77.00%
4.01%	134,220	1.21	%(g)	1.29	%(g)	4.56%	58.00%
(7.90%)	207,034	1.26	%(g)	1.28	%(g)	3.60%	116.00%

(f)	Net investment income/(loss) is based on average shares outstanding during the period.
(g)

Includes interest expense that amounts to 0.01% for Class A and Institutional Class for the six months ended April 30 2020. Includes interest expense that amounts to less than 0.01% for Class A and Institutional Class for the years ended October 31, 2017, October 31, 2016 and October 31, 2015.

(h)	Beginning with the year ended October 31, 2018, the Fund has been audited by KPMG LLP. Previous years were audited by different independent registered public accounting firms.
(i)	Less than $0.005 per share.

2020 Semi-Annual Report	109

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2020*	$14.68	$ 0.01	$(0.98)	$(0.97)	$ (0.15)	$ (0.15)	$13.56
Year Ended October 31, 2019	13.28	0.12	1.57	1.69	(0.29)	(0.29)	14.68
Year Ended October 31, 2018	15.04	0.15	(1.78)	(1.63)	(0.13)	(0.13)	13.28
Year Ended October 31, 2017	12.70	0.15	2.36	2.51	(0.17)	(0.17)	15.04
Year Ended October 31, 2016	12.52	0.18	0.04	0.22	(0.04)	(0.04)	12.70
Year Ended October 31, 2015	14.85	0.23	(2.29)	(2.06)	(0.27)	(0.27)	12.52
Class C Shares
Six Months Ended April 30, 2020*	13.76	(0.03)	(0.94)	(0.97)	(0.01)	(0.01)	12.78
Year Ended October 31, 2019	12.44	0.03	1.48	1.51	(0.19)	(0.19)	13.76
Year Ended October 31, 2018	14.09	0.04	(1.66)	(1.62)	(0.03)	(0.03)	12.44
Year Ended October 31, 2017	11.89	0.04	2.23	2.27	(0.07)	(0.07)	14.09
Year Ended October 31, 2016	11.79	0.08	0.03	0.11	(0.01)	(0.01)	11.89
Year Ended October 31, 2015	14.01	0.13	(2.16)	(2.03)	(0.19)	(0.19)	11.79
Class R Shares
Six Months Ended April 30, 2020*	13.97	(0.01)	(0.94)	(0.95)	(0.10)	(0.10)	12.92
Year Ended October 31, 2019	12.65	0.08	1.50	1.58	(0.26)	(0.26)	13.97
Year Ended October 31, 2018	14.33	0.10	(1.68)	(1.58)	(0.10)	(0.10)	12.65
Year Ended October 31, 2017	12.11	0.10	2.25	2.35	(0.13)	(0.13)	14.33
Year Ended October 31, 2016	11.97	0.12	0.05	0.17	(0.03)	(0.03)	12.11
Year Ended October 31, 2015	14.22	0.18	(2.20)	(2.02)	(0.23)	(0.23)	11.97
Institutional Service Class Shares
Six Months Ended April 30, 2020*	15.00	0.04	(1.00)	(0.96)	(0.20)	(0.20)	13.84
Year Ended October 31, 2019	13.58	0.17	1.60	1.77	(0.35)	(0.35)	15.00
Year Ended October 31, 2018	15.37	0.20	(1.80)	(1.60)	(0.19)	(0.19)	13.58
Year Ended October 31, 2017	12.98	0.19	2.41	2.60	(0.21)	(0.21)	15.37
Year Ended October 31, 2016	12.77	0.20	0.05	0.25	(0.04)	(0.04)	12.98
Year Ended October 31, 2015	15.16	0.27	(2.36)	(2.09)	(0.30)	(0.30)	12.77
Institutional Class Shares
Six Months Ended April 30, 2020*	15.06	0.05	(1.02)	(0.97)	(0.20)	(0.20)	13.89
Year Ended October 31, 2019	13.63	0.17	1.61	1.78	(0.35)	(0.35)	15.06
Year Ended October 31, 2018	15.43	0.21	(1.82)	(1.61)	(0.19)	(0.19)	13.63
Year Ended October 31, 2017	13.04	0.20	2.42	2.62	(0.23)	(0.23)	15.43
Year Ended October 31, 2016	12.82	0.22	0.05	0.27	(0.05)	(0.05)	13.04
Year Ended October 31, 2015	15.21	0.29	(2.36)	(2.07)	(0.32)	(0.32)	12.82

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

See accompanying Notes to Financial Statements.

110	2020 Semi-Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Equity Fund (concluded)

		Ratios/Supplemental Data

Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)		Ratio of Net Investment Income to Average Net Assets (d)		Portfolio Turnover (c)(f)

(6.75%)		$ 19,785	1.52	%(g)	1.52	%(g)	0.20%		16.55%
13.13%		24,719	1.52	%(h)	1.52	%(h)	0.89%		28.30%
(10.93%)		24,957	1.38%		1.38%		0.99%		20.75%
20.05%		39,619	1.39%		1.39%		1.09%		13.11%
1.76%		47,736	1.39	%(g)	1.39	%(g)	1.49%		27.99%
(14.02%)		91,902	1.32	%(g)(i)	1.35	%(g)	1.65	%(i)	14.52%

(6.99%)		3,113	2.10	%(g)	2.23	%(g)	(0.40%)		16.55%
12.43	%(j)	4,330	2.12	%(h)	2.24	%(h)	0.21%		28.30%
(11.54%)		8,074	2.10%		2.10%		0.27%		20.75%
19.27%		12,375	2.10%		2.18%		0.35%		13.11%
0.97%		14,400	2.10	%(g)	2.12	%(g)	0.70%		27.99%
(14.61%)		22,999	2.01	%(g)(i)	2.04	%(g)	0.97	%(i)	14.52%

(6.88%)		3,192	1.81	%(g)	1.81	%(g)	(0.09%)		16.55%
12.80%		3,992	1.79	%(h)	1.79	%(h)	0.58%		28.30%
(11.14%)		5,041	1.64%		1.64%		0.74%		20.75%
19.70%		7,335	1.70%		1.70%		0.75%		13.11%
1.42%		7,647	1.67	%(g)	1.67	%(g)	1.08%		27.99%
(14.32%)		14,095	1.62	%(g)(i)	1.65	%(g)	1.34	%(i)	14.52%

(6.48%)		75,647	1.17	%(g)	1.17	%(g)	0.57%		16.55%
13.49	%(j)	85,934	1.16	%(h)	1.16	%(h)	1.23%		28.30%
(10.58%)		84,902	1.06%		1.06%		1.31%		20.75%
20.46%		106,424	1.08%		1.08%		1.35%		13.11%
2.01%		101,655	1.14	%(g)	1.14	%(g)	1.62%		27.99%
(13.97%)		156,489	1.15	%(g)(i)	1.18	%(g)	1.89	%(i)	14.52%

(6.51%)		92,883	1.10	%(g)	1.15	%(g)	0.65%		16.55%
13.55	%(j)	99,475	1.12	%(h)	1.13	%(h)	1.21%		28.30%
(10.56%)		272,152	1.02%		1.02%		1.37%		20.75%
20.47%		367,341	1.02%		1.02%		1.43%		13.11%
2.14%		$286,659	1.04	%(g)	1.04	%(g)	1.75%		27.99%
(13.80%)		332,542	1.01	%(g)(i)	1.04	%(g)	2.04	%(i)	14.52%

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Includes interest expense that amounts to less than 0.01%.
(h)	Includes interest expense that amounts to 0.02% for Class C and Institutional class. Includes interest expense that amounts to 0.01% for Class A, Class R and Institutional Service Class.
(i)	Includes 0.03% reimbursement from Aberdeen relating to certain transfer agent expenses paid by the Fund that are not attributable to the Fund.
(j)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2020 Semi-Annual Report	111

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Small Cap Fund

		Investment Activities			Distributions

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period

Class A Shares
Six Months Ended April 30, 2020*	$28.11	$(0.09)	$(2.80)	$(2.89)	$(0.34)	$ (1.13)	$ (1.47)	$23.75
Year Ended October 31, 2019	29.23	0.23	3.03	3.26	(0.65)	(3.73)	(4.38)	28.11
Year Ended October 31, 2018	31.35	0.47	(1.56)	(1.09)	(0.17)	(0.86)	(1.03)	29.23
Year Ended October 31, 2017	25.97	0.11	5.49	5.60	(0.14)	(0.08)	(0.22)	31.35
Year Ended October 31, 2016	26.87	0.13	1.61	1.74	(0.12)	(2.52)	(2.64)	25.97
Year Ended October 31, 2015	29.64	0.48	(1.17)	(0.69)	(0.52)	(1.56)	(2.08)	26.87
Class C Shares
Six Months Ended April 30, 2020*	25.43	(0.15)	(2.54)	(2.69)	(0.16)	(1.13)	(1.29)	21.45
Year Ended October 31, 2019	26.73	(0.04)	2.84	2.80	(0.37)	(3.73)	(4.10)	25.43
Year Ended October 31, 2018	28.78	0.20	(1.39)	(1.19)	–	(0.86)	(0.86)	26.73
Year Ended October 31, 2017	23.88	(0.04)	5.02	4.98	–	(0.08)	(0.08)	28.78
Year Ended October 31, 2016	25.04	(0.05)	1.50	1.45	(0.09)	(2.52)	(2.61)	23.88
Year Ended October 31, 2015	27.81	0.27	(1.11)	(0.84)	(0.37)	(1.56)	(1.93)	25.04
Class R Shares
Six Months Ended April 30, 2020*	26.46	(0.12)	(2.63)	(2.75)	(0.27)	(1.13)	(1.40)	22.31
Year Ended October 31, 2019	27.74	0.12	2.88	3.00	(0.55)	(3.73)	(4.28)	26.46
Year Ended October 31, 2018	29.82	0.30	(1.43)	(1.13)	(0.09)	(0.86)	(0.95)	27.74
Year Ended October 31, 2017	24.77	0.04	5.20	5.24	(0.11)	(0.08)	(0.19)	29.82
Year Ended October 31, 2016	25.81	0.05	1.53	1.58	(0.10)	(2.52)	(2.62)	24.77
Year Ended October 31, 2015	28.57	0.37	(1.13)	(0.76)	(0.44)	(1.56)	(2.00)	25.81
Institutional Class Shares
Six Months Ended April 30, 2020*	28.25	(0.04)	(2.82)	(2.86)	(0.41)	(1.13)	(1.54)	23.85
Year Ended October 31, 2019	29.33	0.27	3.11	3.38	(0.73)	(3.73)	(4.46)	28.25
Year Ended October 31, 2018	31.43	0.58	(1.57)	(0.99)	(0.25)	(0.86)	(1.11)	29.33
Year Ended October 31, 2017	26.04	0.19	5.49	5.68	(0.21)	(0.08)	(0.29)	31.43
Year Ended October 31, 2016	26.87	0.18	1.65	1.83	(0.14)	(2.52)	(2.66)	26.04
Year Ended October 31, 2015	29.66	0.36	(0.99)	(0.63)	(0.60)	(1.56)	(2.16)	26.87

*     Unaudited

(a)  Net investment income/(loss) is based on average shares outstanding during the period.

(b)  Excludes sales charge.

(c)  Not annualized for periods less than one year.

(d) Annualized for periods less than one year.

(e)  During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–“ are $0 or round to $0.

See accompanying Notes to Financial Statements.

112	2020 Semi-Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Small Cap Fund (concluded)

					Ratios/Supplemental Data

Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)		Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Portfolio Turnover (c)(f)

(11.06%)		$73,800	1.45%		1.67%		(0.66%)	17.60%
13.93%		75,754	1.49	%(g)	1.82	%(g)	0.86%	35.37%
(3.68%)		49,391	1.53	%(g)	1.88	%(g)	1.48%	18.07%
21.79%		59,477	1.63	%(g)	2.07	%(g)	0.40%	20.60%
7.53	%(h)	51,530	1.63	%(g)	2.09	%(g)	0.53%	36.40%
(2.39	%)(h)	53,726	1.61	%(g)	1.84	%(g)	1.70%	12.11%

(11.33%)		668	2.10%		2.43%		(1.31%)	17.60%
13.21%		829	2.15	%(g)	2.59	%(g)	(0.17%)	35.37%
(4.31%)		565	2.22	%(g)	2.65	%(g)	0.69%	18.07%
20.94%		1,591	2.30	%(g)	2.84	%(g)	(0.17%)	20.60%
6.85%		1,175	2.30	%(g)	2.86	%(g)	(0.20%)	36.40%
(3.10%)		1,404	2.30	%(g)	2.53	%(g)	1.03%	12.11%

(11.20%)		1,930	1.75%		1.97%		(0.95%)	17.60%
13.62%		1,945	1.80	%(g)	2.13	%(g)	0.47%	35.37%
(3.98%)		2,309	1.84	%(g)	2.19	%(g)	1.02%	18.07%
21.34%		1,707	1.99	%(g)	2.43	%(g)	0.14%	20.60%
7.20	%(h)	947	1.95	%(g)	2.41	%(g)	0.20%	36.40%
(2.74	%)(h)	623	1.91	%(g)	2.14	%(g)	1.38%	12.11%

(10.93%)		30,834	1.10%		1.40%		(0.32%)	17.60%
14.39%		35,248	1.15	%(g)	1.57	%(g)	1.01%	35.37%
(3.34%)		12,418	1.20	%(g)	1.61	%(g)	1.84%	18.07%
22.14%		17,141	1.30	%(g)	1.79	%(g)	0.69%	20.60%
7.92%		19,840	1.30	%(g)	1.79	%(g)	0.71%	36.40%
(2.16%)		48,927	1.30	%(g)	1.53	%(g)	1.27%	12.11%

(f)        Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(g)    Includes interest expense that amounts to less than 0.01%.

(h)    The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2020 Semi-Annual Report	113

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Mid Cap Equity Fund

		Investment Activities			Distributions

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period

Class A Shares
Six Months Ended April 30, 2020*	$13.66	$(0.02)	$(0.11)	$(0.13)	$ –	$(0.75)	$(0.75)	$12.78
Year Ended October 31, 2019	12.19	(0.01)	2.02	2.01	(0.01)	(0.53)	(0.54)	13.66
Year Ended October 31, 2018	13.35	(0.01)	0.06	0.05	(0.01)	(1.20)	(1.21)	12.19
Year Ended October 31, 2017	10.95	– (g)	2.63	2.63	(0.02)	(0.21)	(0.23)	13.35
Year Ended October 31, 2016(h)	10.00	0.01	0.94	0.95	–	–	–	10.95
Class C Shares
Six Months Ended April 30, 2020*	13.30	(0.07)	(0.10)	(0.17)	–	(0.75)	(0.75)	12.38
Year Ended October 31, 2019	11.96	(0.10)	1.97	1.87	–	(0.53)	(0.53)	13.30
Year Ended October 31, 2018	13.21	(0.11)	0.06	(0.05)	–	(1.20)	(1.20)	11.96
Year Ended October 31, 2017	10.89	(0.09)	2.62	2.53	–	(0.21)	(0.21)	13.21
Year Ended October 31, 2016(h)	10.00	(0.05)	0.94	0.89	–	–	–	10.89
Class R Shares
Six Months Ended April 30, 2020*	13.55	(0.04)	(0.10)	(0.14)	–	(0.75)	(0.75)	12.66
Year Ended October 31, 2019	12.12	(0.04)	2.00	1.96	– (g)	(0.53)	(0.53)	13.55
Year Ended October 31, 2018	13.31	(0.04)	0.05	0.01	–	(1.20)	(1.20)	12.12
Year Ended October 31, 2017	10.93	(0.03)	2.63	2.60	(0.01)	(0.21)	(0.22)	13.31
Year Ended October 31, 2016(h)	10.00	(0.01)	0.94	0.93	–	–	–	10.93
Institutional Service Class Shares
Six Months Ended April 30, 2020*	13.73	(0.01)	(0.10)	(0.11)	(0.01)	(0.75)	(0.76)	12.86
Year Ended October 31, 2019	12.23	0.02	2.03	2.05	(0.02)	(0.53)	(0.55)	13.73
Year Ended October 31, 2018	13.38	0.02	0.05	0.07	(0.02)	(1.20)	(1.22)	12.23
Year Ended October 31, 2017	10.97	0.03	2.63	2.66	(0.04)	(0.21)	(0.25)	13.38
Year Ended October 31, 2016(h)	10.00	0.02	0.95	0.97	–	–	–	10.97
Institutional Class Shares
Six Months Ended April 30, 2020*	13.73	(0.01)	(0.10)	(0.11)	(0.01)	(0.75)	(0.76)	12.86
Year Ended October 31, 2019	12.23	0.02	2.03	2.05	(0.02)	(0.53)	(0.55)	13.73
Year Ended October 31, 2018	13.38	0.02	0.05	0.07	(0.02)	(1.20)	(1.22)	12.23
Year Ended October 31, 2017	10.97	0.03	2.63	2.66	(0.04)	(0.21)	(0.25)	13.38
Year Ended October 31, 2016(h)	10.00	0.02	0.95	0.97	–	–	–	10.97

*               Unaudited

(a)     Net investment income/(loss) is based on average shares outstanding during the period.

(b)     Excludes sales charge.

(c)     Not annualized for periods less than one year.

(d)    Annualized for periods less than one year.

(e)     During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–“ are $0 or round to $0.

See accompanying Notes to Financial Statements.

114	2020 Semi-Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Mid Cap Equity Fund (concluded)

			Ratios/Supplemental Data

Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Portfolio Turnover (c)(f)

(1.31%)	$ 108	1.25%	9.69%	(0.33%)	22.36%
17.76%	109	1.25%	10.30%	(0.09%)	50.20%
(0.09%)	91	1.25%	10.22%	(0.08%)	25.45%
24.41%	46	1.25%	12.12%	(0.01%)	42.92%
9.50%	12	1.25%	15.77%	0.09%	18.10%

(1.66%)	15	2.00%	10.44%	(1.08%)	22.36%
16.87%	16	2.00%	11.05%	(0.84%)	50.20%
(0.87%)	13	2.00%	10.97%	(0.84%)	25.45%
23.57%	13	2.00%	12.87%	(0.75%)	42.92%
8.90%	11	2.00%	16.52%	(0.67%)	18.10%

(1.40%)	16	1.50%	9.94%	(0.58%)	22.36%
17.46%	16	1.50%	10.55%	(0.34%)	50.20%
(0.38%)	14	1.50%	10.47%	(0.34%)	25.45%
24.14%	14	1.50%	12.37%	(0.25%)	42.92%
9.30%	11	1.50%	16.02%	(0.17%)	18.10%

(1.17%)	50	1.00%	9.44%	(0.08%)	22.36%
18.10%	50	1.00%	10.05%	0.15%	50.20%
0.12%	43	1.00%	9.97%	0.19%	25.45%
24.70%	14	1.00%	11.87%	0.25%	42.92%
9.70%	11	1.00%	15.52%	0.33%	18.10%

(1.17%)	$1,605	1.00%	9.44%	(0.08%)	22.36%
18.10%	1,609	1.00%	10.05%	0.16%	50.20%
0.12%	1,353	1.00%	9.97%	0.16%	25.45%
24.70%	1,338	1.00%	11.87%	0.25%	42.92%
9.70%	1,053	1.00%	15.52%	0.33%	18.10%

(f)        Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(g)    Less than $0.005 per share.

(h)    For the period from February 29, 2016 (commencement of operations) through October 31, 2016.

2020 Semi-Annual Report	115

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Multi-Cap Equity Fund

		Investment Activities				Distributions

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities		Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2020*	$ 12.95	$ (0.01)	$ 0.22	$ 0.21		$ (0.01)	$ (1.29)	$ (1.30)	$ 11.86
Year Ended October 31, 2019	12.53	0.01	1.79	1.80		(0.02)	(1.36)	(1.38)	12.95
Year Ended October 31, 2018	13.05	0.02	0.83	0.85		(0.04)	(1.33)	(1.37)	12.53
Year Ended October 31, 2017	12.13	0.04	2.34	2.38		(0.02)	(1.44)	(1.46)	13.05
Year Ended October 31, 2016	12.52	0.03	0.21	0.24		(0.02)	(0.61)	(0.63)	12.13
Year Ended October 31, 2015	13.40	0.11	(0.02)	0.09		(0.12)	(0.85)	(0.97)	12.52
Class C Shares
Six Months Ended April 30, 2020*	10.94	(0.05)	0.20	0.15		–	(1.29)	(1.29)	9.80
Year Ended October 31, 2019	10.87	(0.06)	1.49	1.43		–	(1.36)	(1.36)	10.94
Year Ended October 31, 2018	11.53	(0.06)	0.73	0.67		–	(1.33)	(1.33)	10.87
Year Ended October 31, 2017	10.93	(0.04)	2.08	2.04		–	(1.44)	(1.44)	11.53
Year Ended October 31, 2016	11.40	(0.05)	0.19	0.14		–	(0.61)	(0.61)	10.93
Year Ended October 31, 2015	12.29	0.02	(0.02)	–	(h)	(0.04)	(0.85)	(0.89)	11.40
Institutional Service Class Shares
Six Months Ended April 30, 2020*	13.88	–(h )	0.24	0.24		(0.04)	(1.29)	(1.33)	12.79
Year Ended October 31, 2019	13.33	0.04	1.92	1.96		(0.05)	(1.36)	(1.41)	13.88
Year Ended October 31, 2018	13.79	0.05	0.88	0.93		(0.06)	(1.33)	(1.39)	13.33
Year Ended October 31, 2017	12.74	0.06	2.46	2.52		(0.03)	(1.44)	(1.47)	13.79
Year Ended October 31, 2016	13.09	0.05	0.24	0.29		(0.03)	(0.61)	(0.64)	12.74
Year Ended October 31, 2015	13.98	0.14	(0.03)	0.11		(0.15)	(0.85)	(1.00)	13.09
Institutional Class Shares
Six Months Ended April 30, 2020*	13.93	–(h )	0.25	0.25		(0.04)	(1.29)	(1.33)	12.85
Year Ended October 31, 2019	13.37	0.04	1.93	1.97		(0.05)	(1.36)	(1.41)	13.93
Year Ended October 31, 2018	13.82	0.06	0.89	0.95		(0.07)	(1.33)	(1.40)	13.37
Year Ended October 31, 2017	12.76	0.08	2.46	2.54		(0.04)	(1.44)	(1.48)	13.82
Year Ended October 31, 2016	13.10	0.06	0.24	0.30		(0.03)	(0.61)	(0.64)	12.76
Year Ended October 31, 2015	13.99	0.15	(0.03)	0.12		(0.16)	(0.85)	(1.01)	13.10

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–“ are $0 or round to $0.

See accompanying Notes to Financial Statements.

116	2020 Semi-Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Multi-Cap Equity Fund (concluded)

	Ratios/Supplemental Data

Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)		Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Portfolio Turnover (c)(f)

1.05%	$237,075	1.19%		1.26%		(0.23%)	21.89%
17.60%	247,926	1.19%		1.27%		0.06%	47.13%
6.63%	233,717	1.19	%(g)	1.25	%(g)	0.14%	38.68%
21.13%	242,085	1.19	%(g)	1.26	%(g)	0.29%	33.79%
2.25%	225,723	1.19	%(g)	1.28	%(g)	0.21%	63.11%
0.50%	247,549	1.17	%(g)	1.25	%(g)	0.87%	16.92%

0.68%	1,208	1.90%		2.11%		(0.93%)	21.89%
16.75%	1,428	1.90%		2.11%		(0.58%)	47.13%
5.88%	2,963	1.90	%(g)	2.07	%(g)	(0.56%)	38.68%
20.26%	3,544	1.90	%(g)	2.09	%(g)	(0.40%)	33.79%
1.56%	5,883	1.90	%(g)	2.08	%(g)	(0.50%)	63.11%
(0.27%)	7,134	1.90	%(g)	1.98	%(g)	0.15%	16.92%

1.18%	108,647	0.97%		1.04%		– (i)	21.89%
17.84%	113,600	0.97%		1.05%		0.29%	47.13%
6.90%	106,337	0.97	%(g)	1.03	%(g)	0.36%	38.68%
21.33%	109,418	0.98	%(g)	1.05	%(g)	0.49%	33.79%
2.52%	101,549	1.00	%(g)	1.09	%(g)	0.40%	63.11%
0.59%	109,288	0.99	%(g)	1.07	%(g)	1.06%	16.92%

1.27%	8,543	0.90%		1.02%		0.07%	21.89%
17.90%	8,839	0.90%		1.03%		0.34%	47.13%
6.99%	6,801	0.90	%(g)	1.01	%(g)	0.43%	38.68%
21.45%	6,507	0.90	%(g)	1.01	%(g)	0.59%	33.79%
2.63%	6,742	0.90	%(g)	1.02	%(g)	0.50%	63.11%
0.68%	7,059	0.90	%(g)	0.98	%(g)	1.13%	16.92%

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Includes interest expense that amounts to less than 0.01%.
(h)	Less than $0.005 per share.
(i)	Amount is less than 0.005%.

2020 Semi-Annual Report	117

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Small Cap Equity Fund

		Investment Activities			Distributions

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period

Class A Shares
Six Months Ended April 30, 2020*	$ 33.19	$ (0.07)	$ (2.35)	$ (2.42)	$ –	$ (2.52)	$ (2.52)	$ 28.25
Year Ended October 31, 2019	35.39	(0.10)	1.78	1.68	– (h)	(3.88)	(3.88)	33.19
Year Ended October 31, 2018	35.61	(0.08)	(0.14)	(0.22)	–	–	–	35.39
Year Ended October 31, 2017	28.71	(0.11)	7.01	6.90	–	–	–	35.61
Year Ended October 31, 2016	26.62	(0.09)	2.18	2.09	–	–	–	28.71
Year Ended October 31, 2015	23.90	(0.08)	2.80	2.72	–	–	–	26.62
Class C Shares
Six Months Ended April 30, 2020*	27.79	(0.14)	(1.91)	(2.05)	–	(2.52)	(2.52)	23.22
Year Ended October 31, 2019	30.53	(0.27)	1.41	1.14	–	(3.88)	(3.88)	27.79
Year Ended October 31, 2018	30.94	(0.30)	(0.11)	(0.41)	–	–	–	30.53
Year Ended October 31, 2017	25.12	(0.30)	6.12	5.82	–	–	–	30.94
Year Ended October 31, 2016	23.46	(0.24)	1.90	1.66	–	–	–	25.12
Year Ended October 31, 2015	21.20	(0.23)	2.49	2.26	–	–	–	23.46
Class R Shares
Six Months Ended April 30, 2020*	30.14	(0.10)	(2.10)	(2.20)	–	(2.52)	(2.52)	25.42
Year Ended October 31, 2019	32.64	(0.19)	1.57	1.38	–	(3.88)	(3.88)	30.14
Year Ended October 31, 2018	32.97	(0.18)	(0.15)	(0.33)	–	–	–	32.64
Year Ended October 31, 2017	26.67	(0.21)	6.51	6.30	–	–	–	32.97
Year Ended October 31, 2016	24.78	(0.13)	2.02	1.89	–	–	–	26.67
Year Ended October 31, 2015	22.30	(0.14)	2.62	2.48	–	–	–	24.78
Institutional Service Class Shares
Six Months Ended April 30, 2020*	35.41	(0.02)	(2.54)	(2.56)	–	(2.52)	(2.52)	30.33
Year Ended October 31, 2019	37.39	(0.01)	1.93	1.92	(0.02)	(3.88)	(3.90)	35.41
Year Ended October 31, 2018	37.51	0.01	(0.13)	(0.12)	–	–	–	37.39
Year Ended October 31, 2017	30.17	(0.03)	7.37	7.34	–	–	–	37.51
Year Ended October 31, 2016	27.90	(0.02)	2.29	2.27	–	–	–	30.17
Year Ended October 31, 2015	24.96	(1.71)	4.65	2.94	–	–	–	27.90
Institutional Class Shares
Six Months Ended April 30, 2020*	35.40	(0.01)	(2.53)	(2.54)	–	(2.52)	(2.52)	30.34
Year Ended October 31, 2019	37.37	0.01	1.92	1.93	(0.02)	(3.88)	(3.90)	35.40
Year Ended October 31, 2018	37.49	0.02	(0.14)	(0.12)	–	–	–	37.37
Year Ended October 31, 2017	30.14	(0.02)	7.37	7.35	–	–	–	37.49
Year Ended October 31, 2016	27.87	– (h)	2.27	2.27	–	–	–	30.14
Year Ended October 31, 2015	24.93	– (h)	2.94	2.94	–	–	–	27.87

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–“ are $0 or round to $0.

See accompanying Notes to Financial Statements.

118	2020 Semi-Annual Report

Financial Highlights (concluded)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Small Cap Equity Fund (concluded)

		Ratios/Supplemental Data

Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)		Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Portfolio Turnover (c)(f)

(8.24%)		$ 114,982	1.44	%(g)	1.45	%(g)	(0.44%)	23.61%
7.15%		159,391	1.41	%(g)	1.41	%(g)	(0.33%)	55.00%
(0.62%)		224,804	1.35	%(g)	1.35	%(g)	(0.23%)	38.28%
24.03%		316,766	1.38%		1.38%		(0.33%)	42.71%
7.85%		259,556	1.46%		1.39%		(0.33%)	32.20%
11.38%		75,005	1.46%		1.53%		(0.33%)	29.43%

(8.53%)		36,596	2.10	%(g)	2.14	%(g)	(1.09%)	23.61%
6.41%		48,382	2.10	%(g)	2.10	%(g)	(0.99%)	55.00%
(1.33%)		75,913	2.06	%(g)	2.06	%(g)	(0.95%)	38.28%
23.17%		95,913	2.10%		2.10%		(1.05%)	42.71%
7.08%		78,109	2.15%		2.12%		(0.96%)	32.20%
10.66%		35,665	2.15%		2.22%		(1.02%)	29.43%

(8.36%)		3,653	1.77	%(g)	1.79	%(g)	(0.75%)	23.61%
6.78%		5,272	1.75	%(g)	1.75	%(g)	(0.65%)	55.00%
(1.00%)		8,430	1.72	%(g)	1.72	%(g)	(0.55%)	38.28%
23.62	%(i)	20,595	1.72%		1.72%		(0.67%)	42.71%
7.63	%(i)	13,722	1.68%		1.65%		(0.49%)	32.20%
11.12%		4,601	1.71%		1.78%		(0.59%)	29.43%

(8.12%)		30,663	1.17	%(g)	1.17	%(g)	(0.15%)	23.61%
7.44%		40,476	1.12	%(g)	1.12	%(g)	(0.04%)	55.00%
(0.32%)		50,163	1.08	%(g)	1.08	%(g)	0.03%	38.28%
24.33	%(i)	61,897	1.13%		1.13%		(0.08%)	42.71%
8.14%		47,421	1.14%		1.13%		(0.06%)	32.20%
11.78%		9,101	1.18%		1.25%		(6.38%)	29.43%

(8.06%)		466,394	1.09	%(g)	1.13	%(g)	(0.09%)	23.61%
7.48%		607,103	1.11	%(g)	1.11	%(g)	0.03%	55.00%
(0.32%)		1,263,907	1.07	%(g)	1.07	%(g)	0.04%	38.28%
24.39%		1,467,787	1.10%		1.10%		(0.06%)	42.71%
8.15	%(i)	746,112	1.14%		1.12%		0.01%	32.20%
11.79%		235,400	1.15%		1.22%		0.02%	29.43%

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Includes interest expense that amounts to less than 0.01%.
(h)	Less than $0.005 per share.
(i)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2020 Semi-Annual Report	119

Notes to Financial Statements

April 30, 2020 (Unaudited)

1. Organization

Aberdeen Funds (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of April 30, 2020, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of April 30, 2020, the Trust operated twenty two (22) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the twelve (12) funds listed below (each a “Fund”; collectively, the “Funds”):

–          Aberdeen Asia-Pacific (ex-Japan) Equity Fund (“Asia-Pacific (ex-Japan) Equity Fund”)

–          Aberdeen China A Share Equity Fund (“China A Share Equity Fund”) (formerly, the Aberdeen China Opportunities Fund)

–          Aberdeen Dynamic Dividend Fund (“Dynamic Dividend Fund”)

–          Aberdeen Emerging Markets Fund (“Emerging Markets Fund”)

–          Aberdeen Focused U.S. Equity Fund (“Focused U.S. Equity Fund”)

–          Aberdeen Global Equity Fund (“Global Equity Fund”)

–          Aberdeen Global Infrastructure Fund (“Global Infrastructure Fund”)

–          Aberdeen International Equity Fund (“International Equity Fund”)

–          Aberdeen International Small Cap Fund (“International Small Cap Fund”)

–          Aberdeen U.S. Mid Cap Equity Fund (“U.S. Mid Cap Equity Fund”)

–          Aberdeen U.S. Multi-Cap Equity Fund (“U.S. Multi-Cap Equity Fund”)

–          Aberdeen U.S. Small Cap Equity Fund (“U.S. Small Cap Equity Fund”)

2. Summary of Significant Accounting Policies

The Trust is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies conform to generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. Dollars.

a.             Security Valuation

The Funds value their securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Funds’ Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. Open-end mutual funds are valued at the respective net asset value (“NAV”) as reported by such company. The prospectuses for the

120	2020 Semi-Annual Report

Notes to Financial Statements (continued)

April 30, 2020 (Unaudited)

registered open-end management investment companies in which a Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider approved by the Board. These valuation factors are used when pricing a Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time a Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

Long-term debt and other fixed-income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider approved by the Board of Trustees of the Trust (the “Board”). If there are no current-day bids, the security is valued at the previously applied bid. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, and the strategies employed by Aberdeen Standard Investments, Inc. (“Aberdeen”, the “Adviser” or “ASII”) generally trade in round lot sizes. In certain circumstances, fixed income securities may be held or transactions may be conducted in smaller, “odd lot” sizes. Odd lots may trade at lower or, occasionally, higher prices than institutional round lot trades. Short-term debt securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost if it represents the best approximation for fair value. Debt and other fixed-income securities are generally determined to be Level 2 investments.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Funds sweep available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act, and has an objective, which is not guaranteed, to maintain a $1.00 NAV. Generally, these investment types are categorized as Level 1 investments.

Forward foreign currency contracts are generally valued based on the bid price of the forward rates and the current spot rate. Forward exchange rate quotations are available for scheduled settlement dates, such as 1-, 3-, 6-, 9- and 12-month periods. An interpolated valuation is derived based on the actual settlement dates of the forward contracts held. Futures contracts are valued at the settlement price or at the last bid price if no settlement price is available. Interest rate swaps agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows).

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Valuation Time), the security is valued at fair value as determined by the Funds’ pricing committee (the “Pricing Committee”), taking into account the relevant factors and surrounding circumstances using Valuation and Liquidity Procedures approved by the Board. A security that has been fair valued by the Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

The three-level hierarchy of inputs is summarized below:

•           Level 1 – quoted prices in active markets for identical investments;

•           Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

•           Level 3 – significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

A summary of standard inputs is listed below:

Security Type	Standard Inputs
Foreign equities utilizing a fair value factor	Depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security.

2020 Semi-Annual Report	121

Notes to Financial Statements (continued)

April 30, 2020 (Unaudited)

The following is a summary of the inputs used as of April 30, 2020 in valuing the Funds’ investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Please refer to the Statements of Investments for a detailed breakout of the security types:

Investments, at Value	LEVEL 1 – Quoted Prices ($)	LEVEL 2 – Other Significant Observable Inputs ($)	LEVEL 3 – Significant Unobservable Inputs ($)	Total ($)
Asia-Pacific (ex-Japan) Equity Fund
Investments in Securities
Common Stocks	186,619	4,322,293	–	4,508,912
Preferred Stocks	–	370,437	–	370,437
Short-Term Investment	107,429	–	–	107,429
	294,048	4,692,730	–	4,986,778

China A Share Equity Fund
Investments in Securities
Common Stocks	–	12,127,684	–	12,127,684
Exchange-Traded Funds	38,472	–	–	38,472
Short-Term Investment	409,483	–	–	409,483
	447,955	12,127,684	–	12,575,639

Dynamic Dividend Fund
Investments in Securities
Common Stocks	61,980,648	37,080,085	–	99,060,733
Preferred Stocks	–	1,334,626	–	1,334,626
Short-Term Investment	3,226,935	–	–	3,226,935
Other Financial Instruments
Liabilities
Forward Foreign Currency Exchange Contracts	–	(2,751)	–	(2,751)
	65,207,583	38,411,960	–	103,619,543

Emerging Markets Fund
Investments in Securities
Common Stocks	651,156,728	2,511,541,239	–	3,162,697,967
Preferred Stocks	86,920,139	256,138,793	–	343,058,932
Short-Term Investment	35,309,914	–	–	35,309,914
	773,386,781	2,767,680,032	–	3,541,066,813

Focused U.S. Equity Fund
Investments in Securities
Common Stocks	16,883,716	–	–	16,883,716
Short-Term Investment	205,477	–	–	205,477
	17,089,193	–	–	17,089,193

122	2020 Semi-Annual Report

Notes to Financial Statements (continued)

April 30, 2020 (Unaudited)

Investments, at Value	LEVEL 1 – Quoted Prices ($)	LEVEL 2 – Other Significant Observable Inputs ($)	LEVEL 3 – Significant Unobservable Inputs ($)	Total ($)
Global Equity Fund
Investments in Securities
Common Stocks	12,487,294	10,176,787	–	22,664,081
Preferred Stocks	730,450	–	–	730,450
Short-Term Investment	505,599	–	–	505,599
	13,723,343	10,176,787	–	23,900,130

Global Infrastructure Fund
Investments in Securities
Common Stocks	41,232,642	33,503,654	–	74,736,296
Short-Term Investment	2,019,872	–	–	2,019,872
Other Financial Instruments
Assets
Forward Foreign Currency Exchange Contracts	–	2,096	–	2,096
Liabilities
Forward Foreign Currency Exchange Contracts	–	(274)	–	(274)
	43,252,514	33,505,476	–	76,757,990

International Equity Fund
Investments in Securities
Common Stocks	21,794,589	160,368,383	–	182,162,972
Preferred Stocks	7,106,121	–	–	7,106,121
Short-Term Investment	4,299,817	–	–	4,299,817
	33,200,527	160,368,383	–	193,568,910

International Small Cap Fund
Investments in Securities
Common Stocks	26,435,020	76,796,135	–	103,231,155
Short-Term Investment	3,738,842	–	–	3,738,842
	30,173,862	76,796,135	–	106,969,997

U.S. Mid Cap Equity Fund
Investments in Securities
Common Stocks	1,723,415	–	–	1,723,415
Short-Term Investment	36,727	–	–	36,727
	1,760,142	–	–	1,760,142

U.S. Multi-Cap Equity Fund
Investments in Securities
Common Stocks	345,815,289	–	–	345,815,289
Short-Term Investment	9,912,133	–	–	9,912,133
	355,727,422	–	–	355,727,422

2020 Semi-Annual Report	123

Notes to Financial Statements (continued)

April 30, 2020 (Unaudited)

Investments, at Value	LEVEL 1 – Quoted Prices ($)	LEVEL 2 – Other Significant Observable Inputs ($)	LEVEL 3 – Significant Unobservable Inputs ($)	Total ($)
U.S. Small Cap Equity Fund
Investments in Securities
Common Stocks	640,548,619	–	–	640,548,619
Short-Term Investment	13,438,142	–	–	13,438,142
	653,986,761	–	–	653,986,761

For the six-month period ended April 30, 2020, there were no significant changes to the fair valuation methodologies.

b.            Restricted Securities

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended (the “1933 Act”). Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Funds, but resale of such securities in the U.S. is permitted only in limited circumstances.

c.             Foreign Currency Translation

Foreign securities, currency and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, at Valuation Time, as provided by an independent pricing service. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies within the Statements of Operations.

d.            Rights Issues and Warrants

Rights issues give the right, normally to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally a short-term period) and are offered at the company’s discretion. Warrants are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Rights issues and warrants are speculative and have no value if they are not exercised before the expiration date. Rights issues and warrants are valued at the last sale price on the exchange on which they are traded.

e.             Derivative Financial Instruments

Certain Funds are authorized to use derivatives to manage currency risk, credit risk, and interest rate risk and to replicate, or use as a substitute for, physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are used to manage a Fund’s currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to the benchmark. The use of forward contracts allows the separation of decision-making between markets and their currencies. The forward contract is marked-to market daily and the change in market value is recorded by a Fund as unrealized appreciation/(depreciation). Forward contracts’ prices are received daily from an independent pricing provider. When the forward contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statements of Operations. During the period, the Funds used forward contracts for the purposes of efficient portfolio management and managing active currency risk relative to the benchmark, the latter of which involves both hedging currency risk and adding currency risk in excess of underlying bond positions.

124	2020 Semi-Annual Report

Notes to Financial Statements (continued)

April 30, 2020 (Unaudited)

While a Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain risks. A Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. Thus, while a Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for a Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent a Fund from achieving a complete hedge, which will expose the Fund to the risk of foreign exchange loss.

Forward contracts are subject to the risk that the counterparties to such contracts may default on their obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force a Fund to cover its purchase or sale commitments, if any, at the market price at the time of the default.

Summary of Derivative Instruments

Certain Funds may use derivatives for various purposes as noted above. The following is a summary of the location of fair value amounts of derivatives, not accounted for as hedging instruments, as of April 30, 2020:

Location on the Statement of Assets and Liabilities
Derivative Instrument Risk Type	Asset Derivatives	Liability Derivatives
Foreign Exchange Risk	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts

The following is a summary of the fair value of derivative instruments, not accounted for as hedging instruments, as of April 30, 2020:

			Asset Derivatives
Funds	Total Value at April 30, 2020	Over-the-Counter Credit Default Swaps (Credit risk)	Centrally Cleared Credit Default Swaps (Credit Risk)	Centrally Cleared Interest Rate Swaps (Interest Rate Risk)	Forward Foreign Exchange Contracts (Foreign Exchange Risk)	Futures Contracts (Interest Rate Risk)
Aberdeen Global Infrastructure Fund	$2,096	$–	$–	$–	$2,096	$–

			Liabilities Derivatives
Funds	Total Value at April 30, 2020	Over-the-Counter Credit Default Swaps (Credit risk)	Centrally Cleared Credit Default Swaps (Credit Risk)	Centrally Cleared Interest Rate Swaps (Interest Rate Risk)	Forward Foreign Exchange Contracts (Foreign Exchange Risk)	Futures Contracts (Interest Rate Risk)
Aberdeen Dynamic Dividend Fund	$2,751	$–	$–	$–	$2,751	$–
Aberdeen Global Infrastructure Fund	274	–	–	–	274	–

2020 Semi-Annual Report	125

Notes to Financial Statements (continued)

April 30, 2020 (Unaudited)

Certain funds have transactions that may be subject to enforceable master netting arrangements. A reconciliation of the gross amounts on the Statements of Assets and Liabilities as of April 30, 2020 to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:

		Gross Amounts Not Offset in Statement of Assets & Liabilities				Gross Amounts Not Offset in Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in Statement of Financial Position	Financial Instruments	Collateral Received(1)	Net Amount(3)	Gross Amounts of Liabilities Presented in Statement of Financial Position	Financial Instruments	Collateral Pledged(1)	Net Amount(3)
Description	Assets				Liabilities
Dynamic Dividend Fund
Forward foreign currency(2) State Street Bank and Trust	$–	$–	$–	$–	$2,751	$–	$–	$2,751

1.          In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

2.          Includes financial instruments which are not subject to a master netting arrangement across funds, or another similar arrangement.

3.          Net amounts represent the net receivables/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master netting agreement with the same legal entity.

		Gross Amounts Not Offset in Statement of Assets & Liabilities				Gross Amounts Not Offset in Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in Statement of Financial Position	Financial Instruments	Collateral Received(1)	Net Amount(3)	Gross Amounts of Liabilities Presented in Statement of Financial Position	Financial Instruments	Collateral Pledged(1)	Net Amount(3)
Description	Assets				Liabilities
Global Infrastructure Fund
Forward foreign currency(2) HSBC Bank plc	$2,096	$–	$–	$2,096	$–	$–	$–	$–
Royal Bank of Canada	–	–	–	–	274	–	–	274

1.          In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

2.          Includes financial instruments which are not subject to a master netting arrangement across funds, or another similar arrangement.

3.          Net amounts represent the net receivables/(payable) that would be due from/to the counterparty in the event of default. Exposure from inancial derivative instruments can only be netted across transactions governed under the same master netting agreement with the same legal entity.

The following is a summary of the location of realized gain/(loss) and net change in unrealized appreciation/(depreciation) on derivatives in the Statement of Operations for the six-month period ended April 30, 2020:

Derivative Instrument Risk Type	Location on the Statement of Operations
Foreign Exchange Risk	Realized gain/(loss) on forward foreign currency exchange contracts/Net change in unrealized appreciation/(depreciation) on forward foreign currency exchange contracts

The following is a summary of the effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2020:

			Realized Gain or (Loss) on Derivatives Recognized in the Statement of Operations
Funds	Total	Credit Default Swaps (Credit Risk)	Interest Rate Swaps (Interest Rate Risk)	Foraard Foreign Exchange Contracts (Foreign Exchange Risk)	Futures Contracts (Interest Rate Risk)	Interest Rate Swaps (Interest Rate Risk)(2)
Aberdeen Dynamic Dividend Fund	$ 82,229	$–	$–	$ 82,229	$–	$–
Aberdeen Global Infrastructure Fund	(80,687)	–	–	(80,687)	–	–

126	2020 Semi-Annual Report

Notes to Financial Statements (continued)

April 30, 2020 (Unaudited)

		Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations
Funds	Total	Credit Default Swaps (Credit Risk)	Forward Foreign Exchange Contracts (Foreign Exchange Risk)	Futures Contracts (Interest Rate Risk)
Aberdeen Dynamic Dividend Fund	$33,833	$–	$33,833	$–
Aberdeen Global Infrastructure Fund	4,294	–	4,294	–

Information about derivatives reflected as of the date of this report is generally indicative of the type of activity for the six-month period ended April 30, 2020. The table below summarizes the weighted average values of derivatives holdings by the Funds during the six-month period ended April 30, 2020.

Fund	Purchase Forward Foreign Currency Contracts (Average Notional Value)	Sale Forward Foreign Currency Contracts (Average Notional Value)
Dynamic Dividend Fund	$ –	$2,890,052
Global Infrastructure Fund	1,417,917	6,789,944

f.           Security Transactions, Investment Income and Expenses

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as a Fund acquires information regarding such dividends or corporate actions.

Interest income and expenses are recorded on an accrual basis. Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the relevant Funds based on net assets of each. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses to a class is based on the average net asset value of that class’ shares in proportion to the average net assets of the relevant Fund when incurred. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

g.       Distributions

Distributions from net investment income, if any, are declared and paid annually for all Funds except the Dynamic Dividend Fund, which declares and pays monthly, and the Global Infrastructure Fund, which declares and pays quarterly. The Funds will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date. The Funds will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies and loss deferrals.

h.       Federal Income Taxes

Each Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Funds from all federal income taxes. Therefore, no federal income tax recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Funds’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2019 are subject to such review.

2020 Semi-Annual Report	127

Notes to Financial Statements (continued)

April 30, 2020 (Unaudited)

i.           Foreign Withholding Tax

Dividend and interest income from non-U.S. sources received by the Funds are generally subject to non-U.S. withholding taxes. In addition, the Funds may be subject to capital gains tax in certain countries in which they invest. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Funds accrue such taxes when the related income is earned.

In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statement of Operations as part of the Net Change in Unrealized Appreciation/Depreciation on Investments.

j.           Securities Lending

Through an agreement with BNP Paribas as the Lending Agent and State Street Bank and Trust Company (the Funds’ custodian), the Funds may lend their portfolio securities to brokers, dealers and other financial institutions that pay a negotiated fee in order to generate additional income. The Funds receive non-cash collateral in the form of U.S. Government Securities, with respect to each loan of U.S. securities, typically equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, typically equal to at least 105% of the value of the portfolio securities loaned, and at all times thereafter shall require the borrower to mark to market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned.

The Funds continue to own the loaned securities. However, securities lending involves certain risks including the event of default or insolvency of the borrower and possible delays or restrictions upon a Fund’s ability to recover the loaned securities or dispose of the collateral for the loan. Securities on loan are noted within the Statement of Investments. Non-cash securities lending collateral held by the Lending Agent on behalf of the Funds cannot be sold or repledged by the Funds and, therefore, this amount is not presented on the Funds’ Statements of Investments.

At April 30, 2020, the market value of loaned securities and collateral received were as follows:

Fund	Value of Securities Loaned	Value of Cash Collateral	Value of Non-cash Collateral
Emerging Markets Fund	$ 3,302,116	$–	$ 3,401,652
Global Infrastructure Fund	898,048	–	925,114
U.S. Multi-Cap Equity Fund	410,865	–	440,448
U.S. Small Cap Equity Fund	13,800,970	–	14,247,052

3. Agreements and Transactions with Affiliates

a.        Investment Adviser

Under the Investment Advisory Agreement with the Trust, Aberdeen manages the Funds in accordance with the policies and procedures established by the Board.

For services provided under the terms of the current Investment Advisory Agreement, each Fund pays the Adviser an annual management fee (as a percentage of its average daily net assets) paid monthly according to the following schedule:

Fund	Fee Schedule
Asia-Pacific (ex-Japan) Equity Fund	On all assets	1.00%
China A Share Equity Fund+	Up to $500 million	0.85%
	$500 million up to $2 billion	0.80%
	On $2 billion and more	0.75%
Dynamic Dividend Fund	Up to $250 million	1.00%
	On $250 million and more	0.95%
Emerging Markets Fund	On all assets	0.90%
Focused U.S. Equity Fund	Up to $500 million	0.75%
	$500 million up to $2 billion	0.70%
	On $2 billion and more	0.65%

128	2020 Semi-Annual Report

Notes to Financial Statements (continued)

April 30, 2020 (Unaudited)

Fund	Fee Schedule
Global Equity Fund	Up to $500 million	0.90%
	$500 million up to $2 billion	0.85%
	On $2 billion and more	0.80%
Global Infrastructure Fund††	Up to $250 Million	0.85%
	$250 million up to $750	0.80%
	$750 million to $1 billion	0.75%
	On $1 billion and more	0.65%
International Equity Fund	On all assets	0.80%
International Small Cap Fund†††	Up to $100 million	0.85%
	On $100 million and more	0.75%
U.S. Mid Cap Equity Fund	Up to $500 million	0.75%
	$500 million up to $2 billion	0.70%
	On $2 billion and more	0.65%
U.S. Multi-Cap Equity Fund	Up to $500 million	0.75%
	$500 million up to $2 billion	0.70%
	On $2 billion and more	0.65%
U.S. Small Cap Equity Fund	Up to $100 million	0.95%
	On $100 million and more	0.80%

†

Fee rate effective June 13, 2019. Prior to June 13, 2019, the Fund’s management fee was 0.40% higher at each asset level. From May 1, 2019 – June 12, 2019, a contractual waiver decreased the management fee by 0.40% at each asset level.

†††

Fee rate effective February 28, 2020. Prior to February 28, 2020, the management fee rate for the Fund was 0.85% on assets up to $250 million, 0.80% on assets of $250 million up to $750 million, 0.75% on assets of $750 million up to $1 billion and 0.70% on assets in excess of $1 billion.

†††	Fee rate effective February 28, 2020. Prior to February 28, 2020, the Fund’s management fee rate for the Fund was 0.95% on assets up to $100 million and 0.85% on assets in excess of $100 million.

The Adviser has engaged the services of affiliates Aberdeen Standard Investments (Asia) Limited (“ASIAL”) and Aberdeen Asset Managers Limited (“AAML”) as subadvisers (the “Subadvisers”) pursuant to subadvisory agreements. The Subadvisers manage a portion of certain Funds’ investments and have the responsibility for making all investment decisions for the portion of a Fund’s assets they manage. Pursuant to the subadvisory agreements, the Adviser pays fees to the Subadvisers.

The Trust and Aberdeen have entered into written contracts (“Expense Limitation Agreements”) limiting operating expenses for all classes of the Funds from exceeding the amounts listed in the tables below. For each Fund except the Dynamic Dividend Fund and Global Infrastructure Fund, this contractual limitation may not be terminated before February 28, 2021 without the approval of the Trustees who are not “interested persons” of the Trust, as such term is defined by the 1940 Act (the “Independent Trustees”). The Expense Limitation Agreement with respect to the Dynamic Dividend Fund and Global Infrastructure Fund may not be terminated before February 28, 2021 without the approval of the Independent Trustees. For each Fund except the Dynamic Dividend Fund and Global Infrastructure Fund, this limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, acquired fund fees and expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A shares, Class R shares, and Institutional Service Class shares and extraordinary expenses. The Expense Limitation Agreement with respect to the Dynamic Dividend Fund and Global Infrastructure Fund excludes certain expenses, including any interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses.

Fund	Limit
Asia-Pacific (ex-Japan) Equity Fund	1.25%
China A Share Equity Fund*	0.99%
Emerging Markets Fund	1.10%
Focused U.S. Equity Fund	0.90%
Global Equity Fund	1.19%
International Equity Fund	1.10%
International Small Cap Fund**	0.99%
U.S. Mid Cap Equity Fund	1.00%
U.S. Multi-Cap Equity Fund	0.90%
U.S. Small Cap Equity Fund**	0.99%

*                    Prior to May 1, 2019, the Fund’s expense limit was 1.62%.

**                Prior to February 28, 2020, the Fund’s expense limit was 1.15%.

2020 Semi-Annual Report	129

Notes to Financial Statements (continued)

April 30, 2020 (Unaudited)

Fund	Class A Limit	Institutional Class Limit
Dynamic Dividend Fund	1.50%	1.25%
Global Infrastructure Fund*	1.24%	0.99%

*  Prior to February 28, 2020, the Fund’s expense limit was 1.45% for Class A and 1.20% for the Institutional Class.

Aberdeen may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement as of a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses; provided that the following requirements are met: the reimbursements do not cause a class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser, and the payment of such reimbursement is approved by the Board on a quarterly basis (the “Reimbursement Requirements”). Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

As of April 30, 2020, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements to Aberdeen for each Fund, based on expenses reimbursed by Aberdeen, including adjustments described above, would be:

Fund	Amount Fiscal Year 2017 (Expires 10/31/20)	Amount Fiscal Year 2018 (Expires 10/31/21)	Amount Fiscal Year 2019 (Expires 10/31/22)	Amount Six Months Ended April 30, 2020 (Expires 4/30/23)	Total*
Asia-Pacific (ex-Japan) Equity Fund	$102,968	$178,193	$207,677	$93,631	$582,469
China A Share Equity Fund	73,908	147,796	185,225	97,707	504,636
Dynamic Dividend Fund	–	78,360	110,958	60,791	250,109
Emerging Markets Fund	1,436,620	3,091,591	2,912,999	1,980,995	9,422,205
Focused U.S. Equity Fund	66,673	159,543	175,904	87,939	490,059
Global Equity Fund	82,039	159,483	177,160	84,248	502,930
Global Infrastructure Fund	–	72,598	115,230	74,092	261,920
International Equity Fund	5,632	217	25,257	24,385	55,491
International Small Cap Fund	170,735	279,762	302,551	137,067	890,115
U.S. Mid Cap Equity Fund	73,139	138,037	149,005	76,141	436,322
U.S. Multi-Cap Equity Fund	115,497	244,458	284,126	131,806	775,887
U.S. Small Cap Equity Fund	–	–	–	116,365	116,365

*  Amounts reported are due to expire throughout the respective 3-year expiration period presented above.

Amounts listed as “ – “ are $0 or round to $0.

b.       Fund Administration

Under the terms of the Fund Administration Agreement, Aberdeen provides various administrative and accounting services, including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, regulatory reports, and presentation of quarterly reports to the Board. For services provided pursuant to the Fund Administration Agreement, the Trust pays Aberdeen an annual fee of 0.08% based on the Trust’s average daily net assets. The fee is then allocated proportionately among all funds within the Trust (including the Funds) in relation to the average daily net assets of each fund. This asset-based fee is subject to an annual minimum fee based on the number of funds served. Pursuant to a sub-administration agreement with Aberdeen, State Street Bank and Trust Company (“State Street”) provides sub-administration services with respect to the Funds. Aberdeen pays State Street for such services.

c.        Distributor and Shareholder Servicing

The Trust and Aberdeen Fund Distributors, LLC (the “Distributor”) are parties to the current Underwriting Agreement (the “Underwriting Agreement”) whereby the Distributor acts as principal underwriter for the Trust’s shares.

The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate the Distributor, for expenses associated with the distribution-related and/or shareholder services provided by such entities. These fees are paid to the Distributor and are either kept or paid to shareholders’ financial advisors or other

130	2020 Semi-Annual Report

Notes to Financial Statements (continued)

April 30, 2020 (Unaudited)

intermediaries for distribution and shareholder services. Although actual distribution expenses may be more or less, under the Plan, the Funds pay the Distributor an annual fee of the following amounts:

Fund	Class A Shares	Class C Shares (a)	Class R Shares (a)
Asia-Pacific (ex-Japan) Equity Fund	0.25%	1.00%	0.50%
China Opportunities Fund	0.25%	1.00%	0.50%
Dynamic Dividend Fund	0.25%	–	–
Emerging Markets Fund	0.25%	1.00%	0.50%
Focused U.S. Equity Fund	0.25%	1.00%	0.50%
Global Equity Fund	0.25%	1.00%	0.50%
Global Infrastructure Fund	0.25%	–	–
International Equity Fund	0.25%	1.00%	0.50%
International Small Cap Fund	0.25%	1.00%	0.50%
U.S. Mid Cap Equity Fund	0.25%	1.00%	0.50%
U.S. Multi-Cap Equity Fund	0.25%	1.00%	0.50%
U.S. Small Cap Equity Fund	0.25%	1.00%	0.50%

(a) 0.25% of which is service fees.

The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

Pursuant to the current Underwriting Agreement, the Distributor will also receive the proceeds of contingent deferred sales charges (“CDSCs”) of 1.00% imposed on certain redemptions of Class C (and up to 1.00% for certain Class A) shares.

In addition, the Distributor will re-allow to dealers 5.00% of sales charges on Class A shares of the Funds, which have a maximum front-end sales charge of 5.75% and the Distributor or the Adviser may compensate broker dealers or financial intermediaries from its own resources at the rate of 1.00% on sales of Class C shares of the Funds, which have a maximum CDSC of 1.00% (the CDSC assessed on sales within one year of purchase). The amount the Distributor retained for commissions from front-end sales charges and CDSC fees for the six-month period ended April 30, 2020 was as follows:

Fund	Commissions retained from front-end sales charges of Class A shares	Commissions retained from CDSC fees of Class C (and certain Class A) shares
Asia-Pacific (ex-Japan) Equity Fund	$ –	$ –
China A Share Equity Fund	1,481	1,485
Dynamic Dividend Fund	25,238	–
Emerging Markets Fund	12,195	16,249
Focused U.S. Equity Fund	6,112	32
Global Equity Fund	180	2
Global Infrastructure Fund	6,799	–
International Equity Fund	409	11
International Small Cap Fund	7,074	–
U.S. Mid Cap Equity Fund	–	–
U.S. Multi-Cap Equity Fund	25,509	–
U.S. Small Cap Equity Fund	31,866	1,381
Total Retained	116,863	19,160

2020 Semi-Annual Report	131

Notes to Financial Statements (continued)

April 30, 2020 (Unaudited)

d.            Administrative Services Fees/Transfer Agent Out-of-Pocket Expenses

The Funds may pay and/or reimburse administrative services fees/transfer agent out-of-pocket expenses to certain broker-dealers and financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds (sometimes referred to as “sub-transfer agency fees”), subject to certain limitations approved by the Board. These fees may be in addition to Rule 12b-1 fees. Sub-transfer agency fees generally include, but are not limited to, costs associated with omnibus accounting, recordkeeping, networking, sub-transfer agency or other administrative or shareholder services.

Class A, Class R and Institutional Services Class shares of the Funds pay for such services pursuant to an Administrative Services Plan adopted by the Board. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual administrative services fee of 0.25% for Class A, Class R and Institutional Services Class shares. Under an amendment to the Administrative Services Plan that is in effect until at least February 28, 2021, a Fund may pay a maximum of 0.15% for contracts with fees that are calculated as a percentage of Fund assets and a maximum of $16 per account for contracts with fees that are calculated on a dollar per account basis. Class C and Institutional Class shares may also pay for the services described above directly, as these classes are not subject to an Administrative Services Plan.

The aggregate amount of sub-transfer agent and administrative service fees paid during the period ended April 30, 2020 was as follows:

Fund	Class A	Class C	Class R	Institutional Service	Institutional
Asia-Pacific (ex-Japan) Equity Fund	$188	$11	$–	$859	$2,455
China A Share Equity Fund	3,185	555	2,069	264	1,515
Dynamic Dividend Fund	1,711	–	–	–	39,474
Emerging Markets Fund	155,420	7,677	83,326	217,517	1,713,334
Focused U.S. Equity Fund	4,103	1,638	1,428	411	3,063
Global Equity Fund	11,885	643	1,616	131	370
Global Infrastructure Fund	4,397	–	–	–	17,048
International Equity Fund	19,338	2,458	3,778	28,350	23,712
International Small Cap Fund	40,172	403	1,447	24	14,276
U.S. Mid Cap Equity Fund	–	–	–	–	–
U.S. Multi-Cap Equity Fund	51,689	917	12	39,189	2,213
U.S. Small Cap Equity Fund	120,506	22,763	5,505	24,022	284,743

e.             Purchase/Sale Transactions Between Affiliates

The Funds are permitted to buy or sell securities with funds that have a common investment adviser (or investment advisers which are affiliates) under specific procedures which have been approved by the Board. The procedures are designed to satisfy the requirements of Rule 17a-7 of the Investment Company Act of 1940 (“Rule 17a-7”). During the six month period ended April 30, 2020, the Funds did not engage in any of these trades.

4. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the six-month period ended April 30, 2020, were as follows:

Fund	Purchases	Sales
Asia-Pacific (ex-Japan) Equity Fund	$732,199	$1,980,652
China A Share Equity Fund	4,479,756	5,440,670
Dynamic Dividend Fund	27,656,699	36,703,866
Emerging Markets Fund	606,085,966	1,380,374,175
Focused U.S. Equity Fund	3,595,440	6,816,703
Global Equity Fund	4,555,464	9,422,421
Global Infrastructure Fund	16,194,273	21,650,527
International Equity Fund	33,788,627	41,288,273
International Small Cap Fund	27,931,913	19,117,710
U.S. Mid Cap Equity Fund	397,982	388,097
U.S. Multi-Cap Equity Fund	78,999,936	100,524,827
U.S. Small Cap Equity Fund	179,502,547	307,843,852

132	2020 Semi-Annual Report

Notes to Financial Statements (continued)

April 30, 2020 (Unaudited)

5. Portfolio Investment Risks

a.             Concentration Risk

The Global Infrastructure Fund’s strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

b.            Cybersecurity Risk

Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

c.             Dividend Strategy Risk

The Dynamic Dividend Fund is subject to dividend strategy risk. There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. The Fund’s emphasis on dividend paying stocks could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. The Fund may hold securities for short periods of time related to the dividend payment periods and may experience loss during these periods.

d.            Emerging Markets Risk

This is a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging markets countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).

e.             Equity-Linked Notes

The China A Share Equity Fund may invest in equity-linked notes, which are generally subject to the same risks as the foreign equity securities or the basket of foreign securities they are linked to. If the linked security(ies) declines in value, the note may return a lower amount at maturity. The trading price of an equity-linked note also depends on the value of the linked security(ies).

f.                Equity Securities Risk

The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

g.            Exchange-Traded Fund Risk

To the extent that the China A Share Equity Fund invests in ETFs, the Fund may be subject to, among other risks, tracking error risk and passive and, in some cases, active management investment risk. An active secondary market in ETF shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance that an ETF’s shares will continue to be listed on an active exchange. In addition, Fund shareholders bear both their proportionate share of the Fund’s expenses and similar expenses incurred through the Fund’s ownership of the ETF.

h.            Focus Risk

Because certain funds invest a greater proportion of assets in the securities of a smaller number of issuers, such Funds will be subject to greater volatility with respect to its investments than a fund that invests in a larger number of securities.

i.                Foreign Currency Exposure Risk

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact a Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

2020 Semi-Annual Report	133

Notes to Financial Statements (continued)

April 30, 2020 (Unaudited)

j.                Foreign Securities Risk

Foreign countries in which a Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of a Fund’s investments may decline because of factors, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

Asian Risk. Parts of the Asian region may be subject to a greater degree of economic, political and social instability than is the case in the United States and Europe. Some Asian countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles than developed countries. The developing nature of securities markets in many countries in the Asian region may lead to a lack of liquidity while some countries have restricted the flow of money in and out of the country. Some countries in Asia have historically experienced political uncertainty, corruption, military intervention and social unrest. To the extent a Fund invests heavily in Asian issuers, the Fund may be more volatile than a fund which is broadly diversified geographically.

China Risk. Concentrating investments in China subjects the China A Shares Equity Fund to additional risks, and may make it significantly more volatile than geographically diverse mutual funds. Additional risks associated with investments in China include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), trading halts, imposition of tariffs, limitations on repatriation and differing legal standards. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect the Fund’s investments.

China A Shares Risk. Trading in China A Shares through Stock Connect and the QFII Programs involves additional risks. Stock Connect is subject to a daily quota (the “Daily Quota”), which limits the maximum net purchases under Stock Connect each day and, as such, buy orders for China A Shares would be rejected once the Daily Quota is exceeded (although the Fund will be permitted to sell China A Shares regardless of the Daily Quota balance). Further, Stock Connect, which relies on the connectivity of the Shanghai or Shenzhen markets with Hong Kong, is subject to operational risk, regulations that are relatively untested and are subject to change, and extended market closures for holidays or otherwise. During an extended market closure, the Fund’s ability to trade in China A Shares will be impacted which may affect the Fund’s performance. The QFII Programs are subject to the risk that the Adviser may have its QFII Programs license revoked or restricted with respect to the Fund or the Fund may be impacted by the rules, restrictions and quota limitations connected to reliance on a QFII Programs license.

k.             Illiquid Securities Risk

Illiquid securities are assets that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the asset. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Illiquid securities and relatively less liquid securities may also be difficult to value.

The Adviser employs procedures and tests using third-party and internal data inputs that seek to assess and manage the liquidity of a Fund’s portfolio holdings. These procedures and tests take into account a Fund’s investment strategy and liquidity of portfolio investments during both normal and foreseeable stressed conditions, cash-flow projections during both normal and reasonable foreseeable stressed conditions, relevant market, trading and other factors, and monitor whether liquidity should be adjusted based on changed market conditions. These procedures and tests are designed to assist a Fund in determining its ability to meet redemption requests in various market conditions. In light of the dynamic nature of markets, there can be no assurance that these procedures and tests will enable a Fund to ensure that it has sufficient liquidity to meet redemption requests.

l.                Impact of Large Redemptions and Purchases of Fund Shares

Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause a Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of a Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle.

m.        Infrastructure-Related Investment Risk

Because the Global Infrastructure Fund concentrates its investments in infrastructure-related entities, the Fund has greater exposure to the potential adverse economic, regulatory, political and other changes affecting such entities. Infrastructure related entities are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy

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April 30, 2020 (Unaudited)

conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.

n.            Issuer Risk

The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.

o.            Management Risk

Each Fund is subject to the risk that the Adviser or Subadviser may make poor security selections. The Adviser, Subadviser and their portfolio managers apply their own investment techniques and risk analyses in making investment decisions for a Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser or the Subadviser may select securities that underperform the relevant market of other funds with similar investment objectives and strategies.

p.            Market Risk

Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market in which a Fund invests.

q.            Mid-Cap Securities Risk

Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.

r.               Portfolio Turnover Risk

The Dynamic Dividend Fund and Global Infrastructure Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance. It may also result in greater realization of gains, which may include short-term gains taxable at ordinary income tax rates.

s.             Qualified Dividend Tax Risk

With respect to the Dynamic Dividend Fund, favorable U.S. federal tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws.

t.                Sector Risk

To the extent that a Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than a fund that invest more broadly.

Industrials Sector Risk. To the extent that the industrial sector represents a significant portion of a Fund’s holdings, the Fund will be sensitive to changes in, and its performance may be adversely impacted by issues impacting this sector. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies involved in this sector rely to a significant extent on government demand for their products and services.

Information Technology Sector Risk. To the extent that the information technology sector represents a significant portion of a Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

2020 Semi-Annual Report	135

Notes to Financial Statements (continued)

April 30, 2020 (Unaudited)

u.            Small-Cap Securities Risk

Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

v.             Valuation Risk

The price a Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Please read the Funds’ prospectus for more detailed information regarding these and other risks.

6. Contingencies

In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be estimated; however, the Funds expect the risk of loss from such claims to be remote.

7. Tax Information

As of April 30, 2020, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Asia-Pacific (ex-Japan) Equity Fund	$ 5,155,962	$ 287,272	$ (456,456)	$ (169,184)
China A Share Equity Fund	12,758,961	1,210,301	(1,393,623)	(183,322)
Dynamic Dividend Fund	104,918,711	16,082,803	(17,379,220)	(1,296,417)
Emerging Markets Fund	3,551,840,766	432,113,934	(442,887,887)	(10,773,953)
Focused U.S. Equity Fund	14,702,434	3,231,230	(844,471)	2,386,759
Global Equity Fund	20,982,381	3,989,552	(1,071,803)	2,917,749
Global Infrastructure Fund	83,025,745	9,584,729	(15,854,306)	(6,269,577)
International Equity Fund	170,670,030	32,988,358	(10,089,478)	22,898,880
International Small Cap Fund	108,775,780	10,535,048	(12,340,831)	(1,805,783)
U.S. Mid Cap Equity Fund	1,525,745	281,630	(47,233)	234,397
U.S. Multi-Cap Equity Fund	294,572,334	74,282,218	(13,127,130)	61,155,088
U.S. Small Cap Equity Fund	656,565,132	58,910,404	(61,488,775)	(2,578,371)

The tax character of distributions paid during the fiscal year ended October 31, 2019 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):

	Distributions Paid From
Fund	Ordinary Income*	Net Long Term Capital Gains*	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Asia-Pacific (ex-Japan) Equity Fund	$ 91,747	$ –	$ 91,747	$–	$ –	$ 91,747
China A Share Equity Fund	15,411	–	15,411	–	–	15,411
Dynamic Dividend Fund	8,355,907	–	8,355,907	–	–	8,355,907
Emerging Markets Fund	85,765,819	–	85,765,819	–	–	85,765,819
Focused U.S. Equity Fund	–	1,621,378	1,621,378	–	–	1,621,378
Global Equity Fund	404,912	2,301,118	2,706,030	–	–	2,706,030

136	2020 Semi-Annual Report

Notes to Financial Statements (continued)

April 30, 2020 (Unaudited)

	Distributions Paid From
Fund	Ordinary Income*	Net Long Term Capital Gains*	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Global Infrastructure Fund	$ 2,720,628	$ 751,483	$ 3,472,111	$–	$ –	$ 3,472,111
International Equity Fund	6,460,778	–	6,460,778	–	–	6,460,778
International Small Cap Fund	1,593,975	7,611,381	9,205,356	–	–	9,205,356
U.S. Mid Cap Equity Fund	2,943	65,995	68,938	–	–	68,938
U.S. Multi-Cap Equity Fund	6,064,257	31,556,765	37,621,022	–	–	37,621,022
U.S. Small Cap Equity Fund	7,178,622	153,512,028	160,690,650	–	–	160,690,650

Amounts listed as “– ” are $0 or round to $0.

As of October 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Late Year Ordinary and Post-October Capital Loss Deferrals	Other Temporary Differences	Unrealized Appreciation/ (Depreciation)*	Accumulated Capital and Other Losses**	Total Accumulated Earnings/ (Deficit)
Asia-Pacific (ex-Japan) Equity Fund	$–	$ 82,315	$ –	$–	$–	$–	$–	$ 218,949	$(200,682,859)	$(200,381,595)
China A Share Equity Fund	–	14,075	715,538	–	–	–	–	118,775	–	848,388
Dynamic Dividend Fund	–	756,798	–	–	–	–	–	14,246,123	(1,712,483)	13,290,438
Emerging Markets Fund	–	84,384,431	2,583,436	–	–	–	–	648,317,115	–	735,284,982
Focused U.S. Equity Fund	–	289,352	1,634,564	–	–	–	–	3,486,446	–	5,410,362
Global Equity Fund	–	164,803	798,701	–	–	–	–	3,650,088	(4,376,139)	237,453
Global Infrastructure Fund	–	–	649,167	–	–	–	–	11,202,476	–	11,851,643
International Equity Fund	–	2,561,278	–	–	–	–	–	25,916,839	(24,823,852)	3,654,265
International Small Cap Fund	–	1,649,571	4,472,534	–	–	–	–	10,252,733	–	16,374,838
U.S. Mid Cap Equity Fund	–	7,892	90,218	–	–	–	–	320,078	–	418,188
U.S. Multi-Cap Equity Fund	–	2,144,685	34,164,803	–	–	–	–	75,586,636	–	111,896,124
U.S. Small Cap Equity Fund	–	1,296,533	59,695,985	–	–	–	–	52,477,959	–	113,470,477

*	The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to passive foreign investment companies and tax deferral of losses on wash sales.
**

As of October 31, 2019, for Federal income tax purposes, these Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the Treasury regulations, with no expiration.

As of October 31, 2019, for federal income tax purposes, capital loss carryforwards, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of each respective Fund with no expiration.

Fund	Amount	Expires
Asia-Pacific (ex-Japan) Equity Fund	$122,710,854	Unlimited (Short-Term	)
Asia-Pacific (ex-Japan) Equity Fund	77,972,005	Unlimited (Long-Term	)
Dynamic Dividend Fund	1,712,483	Unlimited (Short-Term	)
Global Equity Fund	4,376,139	Unlimited (Long-Term	)
International Equity Fund	4,927,360	Unlimited (Short-Term	)
International Equity Fund	19,896,492	Unlimited (Long-Term	)

2020 Semi-Annual Report	137

Notes to Financial Statements (continued)

April 30, 2020 (Unaudited)

8. Significant Shareholders

As of April 30, 2020, the Funds had shareholders with the percentage ownership indicated, which are considered significant shareholders (holdings greater than 5.0%) for financial reporting purposes:

Fund	Record Ownership %	Number of Account Owners
Asia-Pacific (ex-Japan) Equity Fund	65.3%	4
China A Share Equity Fund	29.0	3
Dynamic Dividend Fund	43.6	4
Emerging Markets Fund	59.8	4
Focused U.S. Equity Fund	29.7	2
Global Equity Fund	19.1	1
Global Infrastructure Fund	58.0	6
International Equity Fund	42.3	5
International Small Cap Fund	43.9	2
U.S. Mid Cap Equity Fund	85.6	1
U.S. Multi-Cap Equity Fund	11.8	1
U.S. Small Cap Equity Fund	39.4	5

9. Line of Credit

The Trust, on behalf of each of the funds of the Trust (including the Funds) (the “Borrowers”), has entered into an agreement (the “Agreement”) with State Street Bank and Trust Company (the “Bank”), subject to annual renewal. The Agreement provides for a revolving credit facility (the “Credit Facility”) in the amount of $150,000,000 to be utilized for temporary or emergency purposes to fund shareholder redemptions or other short-term liquidity purposes.

Principal on each outstanding loan made under the Agreement bears interest at a variable rate per annum equal to the higher of (a) the Federal Funds Rate as in effect on that day (not less than zero) plus 1.25% or (b) the One-Month London Interbank Offered Rate (“LIBOR”) as in effect on that day (not less than zero) plus 1.25%. In addition, the Borrowers shall pay to the Bank a commitment fee at the rate of 0.25% per annum on the daily unused portion of the Credit Facility, as applicable, which is allocated among the Borrowers in such manner as is determined by the Board to be reasonable. In 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement reference rate. As such, the potential effect of a transition away from LIBOR on the Fund’s payment obligations under the revolving credit facility cannot yet be determined. For each Fund that borrowed under the Credit Facility during the six-month period ended April 30, 2020, the following table shows the average outstanding daily balance of the days the Fund utilized the Credit Facility and the average weighted interest rate paid by the Fund during the six-month period ended April 30, 2020.

	Average Outstanding Daily Balance	Average Weighted Interest Rate	Days Utilized
Asia-Pacific (ex-Japan) Equity Fund	112,782	2.78%	14
China A Share Equity Fund	269,123	1.92%	5
Dynamic Dividend Fund	300,087	2.82%	25
Emerging Markets Fund	23,936,494	3.00%	7
Focused U.S. Equity Fund	425,000	2.11%	1
Global Equity Fund	408,308	2.41%	8
Global Infrastructure Fund	475,000	3.03%	1
International Equity Fund	3,625,000	3.02%	3
U.S. Small Cap Equity Fund	1,098,458	2.46%	6

138	2020 Semi-Annual Report

Notes to Financial Statements (concluded)

April 30, 2020 (Unaudited)

10. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of April 30, 2020.

2020 Semi-Annual Report	139

Shareholder Expense Examples (Unaudited)

As a shareholder of the Aberdeen Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, transfer agent out-of-pocket expenses, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Aberdeen Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2019 and continued to hold your shares at the end of the reporting period, April 30, 2020.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Actual Expenses Paid During Period” for the class of a Fund that you own to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of a Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the information for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

		Beginning Account Value, November 1, 2019	Actual Ending Account Value, April 30, 2020	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*[1]	Annualized Expense Ratio**
Asia-Pacific (ex-Japan) Equity Fund	Class A	$1,000.00	$916.20	$1,017.26	$7.29	$7.67	1.53%
	Class R	$1,000.00	$915.20	$1,016.26	$8.24	$8.67	1.73%
	Institutional Service Class	$1,000.00	$916.50	$1,018.20	$6.39	$6.72	1.34%
	Institutional Class	$1,000.00	$917.00	$1,018.70	$5.91	$6.22	1.24%
China A Share Equity Fund	Class A	$1,000.00	$998.20	$1,018.30	$6.56	$6.62	1.32%
	Class C	$1,000.00	$995.00	$1,014.97	$9.87	$9.97	1.99%
	Class R	$1,000.00	$996.80	$1,016.71	$8.14	$8.22	1.64%
	Institutional Service Class	$1,000.00	$999.10	$1,019.39	$5.47	$5.52	1.10%
	Institutional Class	$1,000.00	$1,000.10	$1,019.94	$4.92	$4.97	0.99%
Dynamic Dividend Fund	Class A	$1,000.00	$896.30	$1,017.40	$7.07	$7.52	1.50%
	Institutional Class	$1,000.00	$897.40	$1,018.65	$5.90	$6.27	1.25%
Emerging Markets Fund	Class A	$1,000.00	$853.20	$1,016.91	$7.37	$8.02	1.60%
	Class C	$1,000.00	$850.50	$1,014.42	$9.66	$10.52	2.10%
	Class R	$1,000.00	$852.20	$1,016.11	$8.11	$8.82	1.76%
	Institutional Service Class	$1,000.00	$854.60	$1,018.65	$5.76	$6.27	1.25%
	Institutional Class	$1,000.00	$855.20	$1,019.39	$5.07	$5.52	1.10%
Focused U.S. Equity Fund	Class A	$1,000.00	$1,008.70	$1,018.65	$6.24	$6.27	1.25%
	Class C	$1,000.00	$1,002.90	$1,015.42	$9.46	$9.52	1.90%
	Class R	$1,000.00	$1,006.30	$1,017.16	$7.73	$7.77	1.55%
	Institutional Service Class	$1,000.00	$1,009.30	$1,019.54	$5.35	$5.37	1.07%
	Institutional Class	$1,000.00	$1,010.30	$1,020.39	$4.50	$4.52	0.90%
Global Equity Fund	Class A	$1,000.00	$938.90	$1,017.21	$7.42	$7.72	1.54%
	Class C	$1,000.00	$935.80	$1,013.97	$10.54	$10.97	2.19%
	Class R	$1,000.00	$937.10	$1,015.22	$9.34	$9.72	1.94%
	Institutional Service Class	$1,000.00	$939.70	$1,018.45	$6.22	$6.47	1.29%
	Institutional Class	$1,000.00	$940.90	$1,018.95	$5.74	$5.97	1.19%
Global Infrastructure Fund	Class A	$1,000.00	$843.70	$1,017.90	$6.42	$7.02	1.40%
	Institutional Class	$1,000.00	$844.80	$1,019.15	$5.27	$5.77	1.15%

140	2020 Semi-Annual Report

Shareholder Expense Examples (Unaudited) (concluded)

		Beginning Account Value, November 1, 2019	Actual Ending Account Value, April 30, 2020	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*[1]	Annualized Expense Ratio**
International Equity Fund	Class A	$1,000.00	$932.50	$1,017.31	$7.30	$7.62	1.52%
	Class C	$1,000.00	$930.10	$1,014.42	$10.08	$10.52	2.10%
	Class R	$1,000.00	$931.20	$1,015.86	$8.69	$9.07	1.81%
	Institutional Service Class	$1,000.00	$935.20	$1,019.05	$5.63	$5.87	1.17%
	Institutional Class	$1,000.00	$934.90	$1,019.39	$5.29	$5.52	1.10%
International Small Cap Fund	Class A	$1,000.00	$889.40	$1,017.65	$6.81	$7.27	1.45%
	Class C	$1,000.00	$886.70	$1,014.42	$9.85	$10.52	2.10%
	Class R	$1,000.00	$888.00	$1,016.16	$8.21	$8.77	1.75%
	Institutional Class	$1,000.00	$890.70	$1,019.39	$5.17	$5.52	1.10%
U.S. Mid Cap Equity Fund	Class A	$1,000.00	$986.90	$1,018.65	$6.18	$6.27	1.25%
	Class C	$1,000.00	$983.40	$1,014.92	$9.86	$10.02	2.00%
	Class R	$1,000.00	$986.00	$1,017.40	$7.41	$7.52	1.50%
	Institutional Service Class	$1,000.00	$988.30	$1,019.89	$4.94	$5.02	1.00%
	Institutional Class	$1,000.00	$988.30	$1,019.89	$4.94	$5.02	1.00%
U.S. Multi-Cap Equity Fund	Class A	$1,000.00	$1,010.50	$1,018.95	$5.95	$5.97	1.19%
	Class C	$1,000.00	$1,006.80	$1,015.42	$9.48	$9.52	1.90%
	Institutional Service Class	$1,000.00	$1,011.80	$1,020.04	$4.85	$4.87	0.97%
	Institutional Class	$1,000.00	$1,012.70	$1,020.39	$4.50	$4.52	0.90%
U.S. Small Cap Equity Fund	Class A	$1,000.00	$917.60	$1,017.70	$6.87	$7.22	1.44%
	Class C	$1,000.00	$914.70	$1,014.42	$10.00	$10.52	2.10%
	Class R	$1,000.00	$916.40	$1,016.06	$8.43	$8.87	1.77%
	Institutional Service Class	$1,000.00	$918.80	$1,019.05	$5.58	$5.87	1.17%
	Institutional Class	$1,000.00	$919.40	$1,019.44	$5.20	$5.47	1.09%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 182/366 (to reflect the one-half year period).
**	The expense ratio presented represents a six-month, annualized ratio.
1	Represents the hypothetical 5% return before expenses.

2020 Semi-Annual Report	141

Liquidity Risk Management Program (Unaudited)

The Funds have adopted and implemented a liquidity risk management program (the “Liquidity Program”) consistent with the requirements of Rule 22e-4 under the 1940 Act (the “Liquidity Rule”). “Liquidity Risk” is defined as the risk that a fund could not meet redemption requests “without significant dilution of remaining investors’ interests in the fund.” Aberdeen Standard Investments Inc., the investment adviser and administrator to the Funds, has been approved and designated by the Board of Trustees (the “Board”) as the administrator of the Liquidity Program (the “Administrator”) and has retained a third party to perform certain functions, including liquidity analytics and providing market data. The Administrator has formed a Liquidity Risk Management Committee (the “Committee”) to help implement and carry out the day-to-day operations of the Liquidity Program.

As required by the Liquidity Rule, at a meeting on March 18, 2020, the Board received a written annual report on the operation and effectiveness of the Liquidity Program for the period from February 1, 2019 to January 31, 2020 (the “Reporting Period”). The annual report provided, among other items, an overview of the Liquidity Program including:

•                  information regarding the Committee and the monthly discussions by the Committee of various items including, but not limited to, the following:

o                Review and analysis of appropriate liquidity categories for portfolio investments

o                Review of highly liquid investment minimum (“HLIM”) and reasonably anticipated trading sizes (“RATS”)

o                Review of current and upcoming market events, such as market closures, that may impact liquidity

o                Review of large shareholder concentrations that may impact liquidity in the event of redemption

•                  the monitoring and classification of portfolio holdings in four liquidity categories (including the operation of the HLIM and any breaches); and

•                  enhancements to the Liquidity Program during the Reporting Period, which included:

o                monthly liquidity reports being provided to portfolio managers

o                evaluation and change in the RATS of Aberdeen Emerging Markets Fund based on shareholder concentration and the nature of securities held in the fund’s portfolio

o                changes to the Liquidity Program to address regulatory guidance relating to the closure of a foreign securities market for seven or more calendar days due to a foreign holiday.

The annual report concluded that the Liquidity Program was reasonably designed to assess and manage the Funds’ Liquidity Risk pursuant to the Liquidity Rule.

There can be no assurance that the Liquidity Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s Prospectus and Statement of Additional Information for more information regarding the risks of investing in a Fund, including a Fund’s exposure to liquidity risk and other risks to which the Funds may be subject.

142	2020 Semi-Annual Report

Results of Special Meetings of Shareholders

A Special Meeting of Shareholders of Aberdeen Funds was held on Wednesday, February 26, 2020 at 1900 Market Street, Suite 200, Philadelphia, Pennsylvania. The description of the proposal and number of shares of Aberdeen Funds voted at the meeting are as follows:

To elect four nominees (Rahn Porter, Neville Miles, Steve Rappaport and Radhika Ajmera) to the Trust’s Board of Trustees, each such Trustee to hold office until a successor is duly elected and qualifies.

Nominee	Votes For	Votes Withheld
Rahn Porter	385,249,268	11,314,951
Neville Miles	384,708,893	11,855,335
Steve Rappaport	384,398,163	12,166,059
Radhika Ajmera	392,090,644	4,473,564

All nominees were approved by shareholders. Trustees that were previously shareholder elected and continue to serve as Trustees are as follows: P. Gerald Malone, Peter D. Sacks, Warren C. Smith and Martin Gilbert.

A Special Meeting of Shareholders of each of the series of Aberdeen Funds listed below was held on Wednesday, February 26, 2020 at 1900 Market Street, Suite 200, Philadelphia, Pennsylvania. The description of the proposal and number of shares for each fund voted at the meeting are as follows:

To amend the Fund’s fundamental investment restriction regarding industry concentration.

Fund	Votes For	Votes Against	Abstain
Aberdeen Asia-Pacific (ex-Japan) Equity Fund	56,551	2,315	298
Aberdeen China A Share Equity Fund	15,064	634	8,590
Aberdeen Diversified Alternatives Fund	125,559	10,128	5,529
Aberdeen Diversified Income Fund	58,793	3,075	2,856
Aberdeen Dynamic Allocation Fund	29,958	666	0
Aberdeen Emerging Markets Debt Fund	58,655	1,097	10,856
Aberdeen Emerging Markets Fund*	181,933,322	113,189	615,712
Aberdeen Focused U.S. Equity Fund	107,980	2,426	3,085
Aberdeen Global Equity Fund	131,586	5,164	14,057
Aberdeen Global Absolute Return Strategies Fund*	823,661	32,566	328,052
Aberdeen Intermediate Municipal Income Fund	96,945	5,097	65,550
Aberdeen International Equity Fund	4,156,225	83,123	226,257
Aberdeen International Small Cap Fund	592,859	9,922	19,876
Aberdeen U.S. Mid Cap Equity Fund*	124,296	0	0
Aberdeen U.S. Small Cap Equity Fund	8,118,616	65,958	122,726

* Proposal passed for these funds only. All other funds did not pass the proposal.

2020 Semi-Annual Report	143

Rev. 05/2019

FACTS	WHAT DO ABERDEEN FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. The information can include:

•   Social Security/ Social Insurance number and account balance

•   Transaction history

•   Assets and Income

•   Investment experience

•   Checking account information and wire transfer instructions

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Aberdeen Standard Investments (“ASI”) choose to share; and whether you can limit this sharing. We do not disclose nonpublic personal information about our clients or former clients to third parties other than as described below. Where Aberdeen Funds does share personal information with a trusted third party, it does so under strict terms that require the information to be used only for the purpose for which it was disclosed, kept confidential and protected by appropriate security safeguards.

Reasons we can share your personal information	Do Aberdeen Funds share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – To offer our products and services to you	Yes	Yes
For joint marketing with our financial companies	No	We don’t share
For our affiliate’s everyday business purposes – Information about your transactions and experiences	Yes	No
For our affiliate’s everyday business purposes – Information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For our nonaffiliates to market to you	No	We don’t share
To limit our sharing	• For queries related to Closed End Funds, please call 1-800-522-5465. For queries related to Aberdeen Funds and Aberdeen Investment Funds, please call 877-332-7806.
Questions?	www.aberdeenstandard.com

Who we are
Who is providing this notice?	ASI’s North American Funds(collectively referred to as “Aberdeen Funds”)
What we do
How does ASI protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does ASI collect my personal information?

We collect your personal information through various means for example, when you:

•            Open an account or give your contact information

•            Seek advice about your investments or make deposits or withdrawals from your account

•            Enter into an investment advisory contract

•            Buy securities or interests in a fund from us

•            Tell us where to send money

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?	US Federal Law gives you the right to limit only:
• Sharing for ASI and affiliates’ everyday business purposes – information about your creditworthiness
• Affiliates from using your information to market to you
• Sharing for nonaffiliates to market to you

State or Provincial laws and individual companies may give you additional rights to limit sharing. In order to provide you with the services for which you have engaged ASI, the company relies on a number of third parties to provide support services, including profession, legal, accounting and technical support.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include subsidiaries of Standard Life Aberdeen plc, a global financial services company.
Nonaffiliates	Companies not related by common ownership and control. They can be financial and nonfinancial companies.
• Aberdeen Funds does not share personal information with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• Aberdeen Funds don’t jointly market.
Other important information

This Privacy Notice is being provided by Aberdeen Funds and Aberdeen Investment Funds, each a U.S.-registered open-end investment company, and North-American-registered closed-end investment companies managed by Aberdeen Standard Investments Inc. or its affiliates (collectively, North American Funds).

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Management Information

Trustees

P. Gerald Malone, Chairman

Radhika Ajmera

Martin J. Gilbert

Neville J. Miles

Rahn K. Porter

Steven N. Rappaport

Peter D. Sacks

Warren C. Smith

Investment Adviser

Aberdeen Standard Investments Inc.

1900 Market Street, Suite 200

Philadelphia, PA 19103

Fund Administrator

Aberdeen Standard Investments Inc.

1900 Market Street, Suite 200

Philadelphia, PA 19103

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W. 7th Street, Ste. 219534

Kansas City, MO 64105-1407

Distributor

Aberdeen Fund Distributors LLC

1900 Market Street, Suite 200

Philadelphia, PA 19103

Sub-Administrator, Custodian & Fund Accountant

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Fund Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

Aberdeen Standard Investments Inc.

1900 Market Street, Suite 200

Philadelphia, PA 19103

aberdeen-asset.us

AOE-0140-SAR

Aberdeen Funds
Asset Allocations Series

Semi-Annual Report

April 30, 2020

Aberdeen Diversified Alternatives Fund

Class A – GASAX ■ Class C – GAMCX ■ Class R – GASRX ■ Institutional Class – GASIX

Aberdeen Diversified Income Fund

Class A – GMAAX ■ Class C – GMACX ■ Class R – GMRRX ■ Institutional Class – GMAIX

Aberdeen Dynamic Allocation Fund

Class A – GMMAX ■ Class C – GMMCX ■ Class R – GAGRX ■ Institutional Class – GMMIX ■ Institutional Service Class – GAASX

Beginning with reports for the period ending April 30, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from Aberdeen Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds or your financial intermediary electronically following the instructions included with this disclosure or by contacting your financial intermediary or the Funds.

You may elect to receive all future reports in paper free of charge. You can inform the Funds or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions included with this disclosure or by contacting the Funds at (866) 667-9231 or your financial intermediary. Your election to receive reports in paper will apply to all funds held with your financial intermediary or with Aberdeen Funds.

Market Review	Page 1
Aberdeen Diversified Alternatives Fund	Page 3
Aberdeen Diversified Income Fund	Page 8
Aberdeen Dynamic Allocation Fund	Page 13
Financial Statements	Page 18
Notes to Financial Statements	Page 30
Shareholder Expense Examples	Page 41

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at https://www.aberdeenstandard.com/en-us/us/investor/fund-centre. Please read it carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

Aberdeen Funds is distributed by Aberdeen Fund Distributors LLC, Member FINRA, 1900 Market Street, Suite 200, Philadelphia, PA 19103.

Aberdeen Standard Investments Inc. (ASII) has been registered as an investment adviser under the Investment Advisers Act of 1940 since August 23, 1995.

Statement Regarding Availability of Quarterly Portfolio Schedule.
The complete schedule of portfolio holdings for each fund of Aberdeen Funds (each, a “Fund” and collectively, the “Funds”) is included in the Funds’ semi-annual and annual reports to shareholders. Aberdeen Funds also files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT filings are available on the Commission’s website at www.sec.gov and the Funds make the information on the exhibit to Form N-PORT available to shareholders upon request without change by calling 1-866-667-9231.

Statement Regarding Availability of Proxy Voting Record.
Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at https://www.aberdeenstandard.com/en-us/us/investor/fund-centre and on the Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling 1-866-667-9231; and (ii) on the Commission’s website at www.sec.gov.

Market Review

The six-month period ended April 30, 2020, was extremely challenging for global financial markets, as the onset of coronavirus (COVID-19) disrupted economic activities. Investors feared that the subsequent economic impact would result in a recession deeper than the global financial crisis (GFC) of 2008-2009. Global equity and fixed-income markets performed well in the first half of the reporting period as trade tensions between the U.S. and China eased and prospects of a partial deal between the world’s two largest economies improved. This changed in late February 2020, however, as the spread of the COVID-19 pandemic from China to other parts of the world rattled global markets. This was further compounded by a plunge in oil prices after Saudi Arabia and Russia failed to reach an agreement on production cuts amid a drop in demand. The monetary policy tightening by many central banks globally in the fourth quarter of 2019, gave way to policy easing as governments worldwide rolled out emergency fiscal stimulus, and central banks lowered interest rates.

By the end of the reporting period, some positive signs emerged as COVID-19 infection rates tapered globally. The phased-in reopening of the Chinese economy, along with the easing of social-distancing measures in some U.S. states and European countries, lifted investors’ risk appetite. Global equity prices moved higher in April 2020, while bond yields and currencies stabilized as liquidity issues abated. However, oil prices continued to decline. The drop in demand negated the largest coordinated output cut in history by the Organization of Petroleum Exporting Countries (OPEC) and its key partners. The price of West Texas Intermediate (WTI) Crude oil futures briefly turned negative on April 20, 2020, due to the lack of storage capacity.

Global equity prices finished the six-month reporting period in negative territory, with the Morgan Stanley Capital International (MSCI) World Index,1 a global equity market benchmark, returning –7.68%. U.S. large-cap company shares, as represented by the broader-market S&P 500 Index,2 were the strongest performers among developed markets for the period, returning –3.2%, while the Asia-Pacific region, as measured by the MSCI AC Asia-Pacific ex- Japan Index,3 returned –7.5% for the period. Japanese and European equities underperformed the overall global stock market, with the Tokyo Stock Price Index (TOPIX)4 and the MSCI Europe Index5 posting returns of –10.2% and –15.5%, respectively, for the reporting period.

In the U.S., the Federal Reserve (Fed) responded to the market carnage by implementing two separate emergency rate cuts totaling 50 and 100 basis points (bps), respectively, in March 2020, lowering the federal funds target rate to a range of 0% to 0.25%. In a statement issued following its monetary policy meeting on April 28-29, the Fed noted that it is “committed to using its full range of tools to support the U.S. economy in this challenging time, thereby promoting its maximum employment and price stability goals.” The pandemic significantly hampered the U.S. economy in the first quarter of 2020. U.S. gross domestic product (GDP) decreased at an annualized rate of 5.0% in the first three months of the year, down sharply from the 2.1% increase in the fourth quarter of 2019.6

The Asia-Pacific region held up relatively well amid the pandemic in the first four months of 2020. Investors’ fears of a global recession grew as widespread lockdowns to curb the spread of the virus crippled economic activity worldwide. Volatile oil prices attributable to the pandemic-induced drop in demand and worries about excess output further dampened investor sentiment. Central banks and governments in the Asia-Pacific region cut their respective benchmark interest rates, and implemented fiscal stimulus. These actions, along with slowing infection rates and easing lockdown restrictions near the end of the reporting period, enabled the Asia Pacific market to recoup some losses in April.

Emerging-market equities, as represented by the MSCI Emerging Markets Index,7 underperformed their developed-market counterparts, returning –10.5% for the reporting period. The asset class was affected disproportionately by the slump in the oil price globally. In the first half of the reporting period, geopolitical tensions in the Middle East caused the Brent Crude oil price to rise. However, with energy demand already weakening amid the COVID-19 pandemic fallout, a pact between oil-producing nations to limit supply collapsed. This subsequent plunge in crude prices further battered investor sentiment for emerging-market stocks.

International real estate stocks, as measured by the Financial Times Stock Exchange European Public Real Estate Association/National Association of Real Estate Investment Trusts (FTSE EPRA/NAREIT) Global ex U.S. Index,8 returned –20.8% for the reporting period, significantly underperforming the –13.2% return of the broader international equity market, as represented by the MSCI AC World ex-USA Index.9 Emerging markets were the weakest performers amid currency pressures and concern about the willingness of populist governments in countries such as Mexico and Brazil to respond decisively to the pandemic. Relative ‘safe-haven’ countries, including Switzerland, Germany and Belgium, were the strongest performers for the reporting period. Those sectors that were disproportionately hampered by the COVID-19-induced lockdowns, such as retail and hospitality, notably lagged the overall international real estate equity market for the period, while shares of logistics, residential and communications infrastructure companies performed relatively well.

Fixed-income securities were not immune to the volatility in the global financial markets during the reporting period, and there was divergent performance across geographical regions. The U.S. market was the strongest performer globally, with the Bloomberg Barclays U.S. Aggregate Index10 returning 4.9% over the period. The U.S. market benefited from the “risk-off” environment in the second half of the reporting period, as investors sought what they perceived to be ‘safe-haven’ assets. This factor, combined with the Fed’s aggressive monetary policy easing, led to a steep decline in yields across the U.S. Treasury curve. Yields on two- three-, five- and ten-year Treasury notes fell 132, 128, 115 and 105 bps to 0.20%, 0.24%, 0.36% and 0.64%, respectively, over the six-month reporting period, with the ten- to two-year spread widening by 27 bps to +44 bps. Conversely, emerging-market debt, as measured by the J.P. Morgan EMBI Global Diversified Index,11 returned –10.1% over the reporting period, and was the primary market laggard. As market volatility increased and oil prices plummeted, investors’ fears rose regarding the ability of certain economies within the emerging-market asset class to service debt obligations, most notably Argentina and Lebanon.

2020 Semi-Annual Report	1

Market Review (concluded)

Outlook

The downturn in the global financial markets in the first quarter of 2020 was historic. Within the span of a few weeks, the dramatic spread of the COVID-19 pandemic across developed markets resulted in increasing containment measures, leading to a significant repricing of all asset classes. Certain macroeconomic indicators recently have implied that economic activity has returned, especially in China and parts of Asia that were the first to be hit by the virus. However, we refrain from concluding that things are “back to normal.”

In our view, the pandemic and associated shutdowns of economic activity have created an enormous negative growth shock that may cause deep recessions worldwide. However, with new infections declining in many regions, the attention of governments globally is turning to exit strategies and the nature of the economic recovery. We believe that the exits from lockdowns will be gradual, but even a tentative reopening of some economies should spur a strong rebound in growth.

COVID-19

The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, including the Fund, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time.

Aberdeen Standard Investments

1	The MSCI World Index tracks the performance of large- and mid-cap stocks across 23 developed-market countries.
2	The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market.
3	The MSCI AC Asia Pacific ex Japan Index tracks the performance of large and mid-cap stocks across two of three developed-market countries (excluding Japan) and nine emerging markets countries in Asia.
4	The Tokyo Stock Price Index (TOPIX) is a market capitalization-weighted index of large- and mid-sized companies listed on the Tokyo Stock Exchange.
5	The MSCI Europe Index tracks the performance of large- and mid-cap stocks across 15 developed-market countries in Europe.
6	Source: U.S. Department of Commerce, May 2020
7	The MSCI Emerging Markets Index tracks the performance of large and mid-cap stocks across 24 emerging-market countries.
8	The FTSE EPRA/NAREIT Global ex U.S. Index is an unmanaged index considered representative of real estate companies and real estate investment trusts (REITs) outside the U.S.
9	The MSCI AC World ex-USA Index tracks the performance of large- and mid-cap stocks across 22 developed-market countries outside of the U.S., as well as 26 emerging-market countries.
10	The Bloomberg Barclays U.S. Aggregate Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market.
11	The J .P. Morgan EMBI Global Diversified Index is a comprehensive global local emerging markets index comprising liquid, fixed-rate, domestic currency government bonds.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

2	2020 Semi-Annual Report

Aberdeen Diversified Alternatives Fund (Unaudited)

Aberdeen Diversified Alternatives Fund (Institutional Class shares net of fees) returned –5.28% for the six-month period ended April 30, 2020, versus the 0.76% return of its benchmark, the Financial Times Stock Exchange (FTSE) 3-Month Treasury Bill Index, and the –2.38% return of its secondary benchmark, the HFRX Global Hedge Fund Index, for the same period.

The reporting period was overshadowed by the events in February and March 2020, when COVID-19 fears gripped markets. The Morgan Stanley Capital International (MSCI) World Index (Net Dividends),1 a global equity market benchmark, returned –21.1% over the first quarter of 2020. At the 2020 calendar-year low reached on March 23, the MSCI World Index was down more than 30% for the year to date. The CBOE Volatility Index (VIX), which measures the 30-day implied volatility for the U.S. broader-market S&P 500 Index,2 marked a new all-time record high of 83, exceeding the previous peak of 81 in 2008, before falling back in the final week of March to around 50. At the peak of the market stress, investment-grade3 and high-yield credit spreads had widened by approximately 100 basis points (bps) and 500 bps, respectively, in both Europe and the U.S., but also recovered about half of that spread-widening towards month-end. The strong recovery in the global fixed-income market in particular was driven by aggressive policy action taken by central banks, most notably the U.S. Federal Reserve (Fed). The Fed reduced its benchmark interest rate by 150 bps in March 2020, and aggressively pushed liquidity into the market, expanding its balance sheet by more than $1 trillion in just the final two weeks of the first quarter of the year.

Global commodity markets were also under extreme pressure following the collapse of the agreement between members of the Organization of the Petroleum Exporting Countries (OPEC) and Russia on production quotas, which triggered a massive increase in the supply of oil at a time when demand was declining at an unprecedented rate. Commodity-sensitive emerging-market currencies and credits bore the brunt of the steep drop in energy prices. The Brazilian real, South African rand, Mexican peso and Russian ruble all devalued by more than 25% as compared to the U.S. dollar in March. After the downturn in global equity markets in March, stocks made significant gains in April 2020, to close the reporting period, with the MSCI World Index (Net Dividends) rising 10.9% for the month. Small-cap and growth companies were generally the strongest performers in April. While extreme volatility characterized the end of the period, it abated in throughout April as a growing number of countries showed signs of getting on top of the spread of COVID-19. Decisive action by governments and central banks globally to limit economic damage further supported investor sentiment.

The Fund underperformed relative to the broader U.S. equity market, as measured by the S&P 500 Index, and the broader U.S. fixed-income market, as represented by the Bloomberg Barclays U.S. Aggregate

Bond Index,4, during the reporting period. The top contributor to Fund performance for the period was Water Island Diversified Event Driven Fund, as its merger arbitrage strategy performed well. The Fund’s position in iShares TIPS (Treasury Inflation Protected Securities) Bond ETF also contributed to performance, driven by investors’ search for yield as the Fed cut its benchmark interest rate to near 0%. Additionally, the Fund’s position in AQR Managed Futures Strategy Fund had a positive impact on performance, especially in March 2020, attributable to its holdings in fixed income, currencies and commodities.

Conversely, the largest detractor from Fund performance for the reporting period was Eaton Vance Floating Rate Fund, which posted a notable loss in March as fund outflows overwhelmed credit funds and investors increasingly were concerned about a pickup in defaults. The Fund’s holding in Gotham Neutral Fund also posted a modest loss for the reporting period; however, most of the underperformance occurred in December 2019 and January 2020, as global equity markets continued to rally. Gotham Neutral Fund significantly outperformed in February and March, amid the selloff in global equity markets. The Fund’s holding in iShares MSCI United Kingdom Small-Cap ETF, which we subsequently exited during the reporting period, also detracted from performance during the global equity market downturn during the first quarter of 2020.

At the end of the reporting period, the Fund was invested in line with its alternatives orientation and lower-volatility objective.

In our view, the outlook for the economy and global markets has changed substantially over the past few months. We believe that there will be a global recession with only a slow partial recovery, leading to a permanent loss of economic output. We believe that growth coming out of the recession in 2021 will not be strong enough to compensate for the activity lost in 2020. The longer that the activity remains depressed because of the COVID-19 pandemic, the greater the chance that the global economy will suffer permanent damage. Monetary and fiscal policymakers across governments and central banks worldwide have responded dramatically, but with interest rates in most markets either at or increasingly close to 0% or in negative territory, there is a growing reliance on unconventional monetary policy and expansive fiscal policy to address the current economic challenges. Despite the extraordinary levels of stimuli being applied by authorities globally, we maintain our view that inflation will be tame, and that this will prove to be another disinflationary shock to the economy similar to that seen in 2008. In our view, the global economic recovery will be slow, and inflation will remain at low levels. However, we believe that fiscal and monetary policy should provide notable stimulus over a prolonged period, supporting global financial markets.

1

The MSCI World Index tracks the performance of large- and mid-cap stocks across 23 developed markets. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

2	The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market.
3

Companies whose bonds are rated as “investment-grade’“ have a lower chance of defaulting on their debt than those rated as “non-investment grade.” Bonds rated BBB or above by credit rating agencies S&P and Fitch, or Baa3 or above by Moody’s, are classified as investment-grade.

4	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market.

2020 Semi-Annual Report	3

Aberdeen Diversified Alternatives Fund (Unaudited) (concluded)

Portfolio Management

Alternatives and Multi-Asset Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.aberdeenstandard.com/en-us/us/investor/fund-centre.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

The Fund is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes and underlying funds. The Fund will be affected by stock and bond market risks, among others.

The Fund invests a significant proportion of its assets in nontraditional asset classes, which may involve riskier types of securities or investments than those offered by other asset classes.

To the extent that the Fund invests in ETFs, the Fund may be subject to, among other risks, tracking error risk and passive and, in some cases, active management investment risk. An active secondary market in ETF shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance that an ETF’s shares will continue to be listed on an active exchange. In addition, Fund shareholders bear both their proportionate share of the Fund’s expenses and similar expenses incurred through the Fund’s ownership of the ETF.

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), call (some bonds allow the issuer to call a bond for redemption before it matures), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Please read the prospectus for more detailed information regarding these and other risks.

4	2020 Semi-Annual Report

Aberdeen Diversified Alternatives Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2020)		Six Month†	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	(5.49%)	(4.19%)	(0.75%)	2.64%
	w/SC2	(10.89%)	(9.70%)	(1.92%)	2.04%
Class C	w/o SC	(5.81%)	(4.81%)	(1.37%)	1.95%
	w/SC3	(6.74%)	(5.75%)	(1.37%)	1.95%
Class R4	w/o SC	(5.56%)	(4.46%)	(1.04%)	2.34%
Institutional Class[4]	w/o SC	(5.28%)	(3.84%)	(0.38%)	2.98%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

†	Not annualized
1	The Fund changed its investment objective and strategy effective September 24, 2012. Performance information for periods prior to September 24, 2012 does not reflect the current investment strategy.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

Performance of a $10,000 Investment (as of April 30, 2020)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Diversified Alternatives Fund, the FTSE 3-Month Treasury Bill Index, the HFRX Global Hedge Fund Index and the

Consumer Price Index (CPI) over a 10-year period ended April 30, 2020. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The FTSE 3-Month Treasury Bill Index consists of the last three-month treasury bill issues and measures monthly returns equivalents of yield averages that are not marked to market.

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Performance returns reflect fee waivers and reimbursements in effect, without which returns would have been lower.

2020 Semi-Annual Report	5

Aberdeen Diversified Alternatives Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

April 30, 2020 (Unaudited)

Asset Allocation
Mutual Funds	74.7%
Exchange-Traded Funds	16.8%
Short-Term Investment	8.5%
Other Assets in Excess of Liabilities	–%
100.0%

Amounts listed as “–“ are 0% or round to 0%.

Top Industries
Alternative Investment	49.0%
Fixed Income Funds	30.6%
Equity Funds	11.9%
Other	8.5%
100.0%

Top Holdings*
Eaton Vance Floating-Rate Fund, Class I	18.2%
Water Island Diversified Event-Driven Fund, Class I	14.9%
BlackRock Global Long/Short Equity Fund, Institutional Class	12.6%
Gotham Neutral Fund, Institutional Class	11.6%
Nuveen Preferred Securities Fund, Institutional Class	7.4%
Otter Creek Long/Short Opportunity Fund, Institutional Class	5.1%
iShares TIPS Bond ETF	4.9%
AQR Managed Futures Strategy Fund, Class I	4.9%
iShares Edge MSCI Min Vol USA ETF	2.7%
iShares Edge MSCI USA Quality Factor ETF	2.0%
Other	15.7%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

6	2020 Semi-Annual Report

Statement of Investments

April 30, 2020 (Unaudited)

Aberdeen Diversified Alternatives Fund

	Shares or Principal Amount	Value

MUTUAL FUNDS (74.7%)
Alternative Investment (49.0%)
AQR Managed Futures Strategy Fund, Class I	146,151	$1,251,050
BlackRock Global Long/Short Equity Fund, Institutional Class	281,446	3,214,113
Gotham Neutral Fund, Institutional Class (a)	320,549	2,974,696
Otter Creek Long/Short Opportunity Fund, Institutional Class	111,124	1,301,270
Water Island Diversified Event-Driven Fund, Class I	381,740	3,805,944
		12,547,073
Fixed Income Funds (25.7%)
Eaton Vance Floating-Rate Fund, Class I	585,781	4,656,957
Nuveen Preferred Securities Fund, Institutional Class	121,022	1,906,098
		6,563,055
Total Mutual Funds		19,110,128

EXCHANGE-TRADED FUNDS (16.8%)
Equity Funds (11.9%)
iShares Edge MSCI Min Vol USA ETF	11,651	688,225
iShares Edge MSCI USA Momentum Factor ETF	3,524	419,145
iShares Edge MSCI USA Quality Factor ETF	5,604	509,908
iShares Edge MSCI USA Size Factor ETF	4,677	379,445
iShares Edge MSCI USA Value Factor ETF	3,505	245,280
iShares MSCI United Kingdom Small-Cap ETF	7,757	243,104
iShares Nasdaq Biotechnology ETF	2,294	284,456
X-trackers MSCI Japan Hedged Equity ETF	7,297	269,916
		3,039,479

Fixed Income Fund (4.9%)
iShares TIPS Bond ETF	10,410	1,262,837
Total Exchange-Traded Funds		4,302,316

	Shares or Principal Amount	Value

SHORT-TERM INVESTMENT (8.5%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.52% (b)	2,178,016	$2,178,016
Total Short-Term Investment		2,178,016
Total Investments (Cost $26,756,124) (c)—100.0%		25,590,460
Other Assets in Excess of Liabilities—0.0%		347
Net Assets—100.0%		$25,590,807

(a)     Non-income producing security.

(b)     Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2020.

(c)     See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ETF                           Exchange-Traded Fund

TIPS                        Treasury Inflation Protected Securities

See accompanying Notes to Financial Statements.

2020 Semi-Annual Report	7

Aberdeen Diversified Income Fund (Unaudited)

Aberdeen Diversified Income Fund (Institutional Class shares net of fees) returned –11.83% for the six-month period ended April 30, 2020, versus the 4.86% return of its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, and the 1.10% return of its secondary benchmark, a 50%/50% blend of the Morgan Stanley Capital International (MSCI) All Country (AC) World Index (Net Dividends) and the Bloomberg Barclays U.S. Aggregate Bond Index, for the same period.

Global financial markets experienced significant bouts of volatility during the six-month period ended April 30, 2020. Over the first half of the reporting period, investor sentiment was bolstered by generally positive economic data reports and news of a “phase one” agreement in the U.S.-China trade dispute. At the beginning of 2020, the U.S. broader-market S&P 500 Index1 touched a record high in the wake of the U.S.-China trade truce and generally positive economic data. In late February, however, the spread of the COVID-19 pandemic rattled global stock markets.

Policymakers worldwide scrambled – repeatedly and with unseen speed and scale – to mitigate the economic and financial fallout from the pandemic and related containment measures. The U.S. Federal Reserve’s (Fed) two emergency interest-rate cuts in March 2020 reduced the federal funds rate by an aggregate of 150 basis points (bps) to a range of 0% to 0.25%. The Fed also expanded its quantitative easing program, not only in purchasing “unlimited” quantity to government-related instruments, but also to include investment-grade2 corporate bonds for the first time. The central bank also resurrected its Term Asset-Backed Securities Loan Facility (TALF) from 2008, but with more restrictive provisions. In April 2020, the Fed further expanded its lending programs to $2.3 trillion, including high-yield credits in a further break with tradition. An unfolding labor-market crisis led the U.S. Congress to pass a third relief package followed by an addition to the Paycheck Protection Program (PPP) totaling near $3 trillion. The package included funding for the Fed to leverage lending to corporations; loan/grants to small- and medium-sized enterprises (SMEs); direct cash payments to individuals; tax breaks; expanded unemployment benefits; and aid to healthcare providers and state and local governments. Central banks around the world, particularly in developed-market countries, all embarked on massive monetary and fiscal policy support ranging from 3% to 17% of their respective gross domestic products (GDP). In April 2020 alone, G43 central bank balance sheets expanded by $4.4 trillion and their fiscal packages increased by over $2 trillion.

Global commodity markets were also under extreme pressure following the collapse of the agreement between members of the Organization of the Petroleum Exporting Countries (OPEC) and Russia on production quotas, which triggered an increase in the supply of oil at a time when demand was declining at an unprecedented rate. Commodity-sensitive emerging-market currencies and credits bore the brunt of the steep drop in energy prices. The Brazilian real, South African rand, Mexican peso and Russian ruble all devalued by more than 25% as compared to the U.S. dollar in March 2020. After the downturn in global equity markets in March 2020, stocks closed the reporting period with significant gains in April 2020, with the MSCI AC World Index (Net Dividends) rising 10.7% for the month. Small-cap stocks and shares of growth companies generally were the strongest performers in April 2020. While extreme volatility characterized the end of the reporting period, it abated throughout April 2020, as a growing number of countries showed signs of getting on top of the spread of COVID-19. Decisive action by governments and central banks globally to limit economic damage further supported investor sentiment.

The Fund underperformed relative to the broader U.S. equity market, as measured by the S&P 500 Index, and the broader U.S. fixed-income market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index,4 for the reporting period.

Contributors to Fund performance for the period included U.S. investment-grade4 fixed income positions. Conversely, the largest detractors from Fund performance included European equities, as coronavirus-related stimulus was slow to arrive in the region and occurred after the end of the reporting period.

At the end of the reporting period on April 30, 2020, the Fund was invested in line with the positive risk environment created by massive government stimulus globally.

We maintain a generally positive outlook for global financial markets over the short term, as governments worldwide have recognized the need for support during the temporary shutdown of large portions of the economy to protect public health. However, we believe that there are lingering questions in the medium term. As the labor market globally has seen the largest non-wartime modality shift in history, we believe that there will be lasting behavioral changes that markets will need to acknowledge. Governments worldwide have stimulated activity and incomes directly on a grand scale apparently without cost, raising the prospect that the countries’ electorates will demand their expansion. Geopolitical tensions are also increasing, although actions thus far have been constrained.

1

The S&P 500 Index is an unmanaged index considered representative of the broader U.S. stock market. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

2

Companies whose bonds are rated as “investment-grade’“ have a lower chance of defaulting on their debt than those rated as “non-investment grade.” Bonds rated BBB or above by credit rating agencies S&P and Fitch or Baa3 or above by Moody’s are classified as investment-grade.

3	The G4 nations comprise Brazil, Germany, India, and Japan, which support each other’s bids for permanent seats on the United Nations Security Council.
4	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market.

8	2020 Semi-Annual Report

Aberdeen Diversified Income Fund (Unaudited) (concluded)

Portfolio Management

Alternatives and Multi-Asset Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.aberdeenstandard.com/en-us/us/investor/fund-centre.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

The Fund is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes and underlying funds. The Fund will be affected by stock and bond market risks, among others.

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities, and are subject to different accounting and regulatory standards, political and economic risks and, to the extent denominated in foreign currencies, currency exchange rate risk (unless otherwise hedged). These risks are enhanced in emerging market countries.

To the extent that the Fund invests in ETFs, the Fund may be subject to, among other risks, tracking error risk and passive and, in some cases, active management investment risk. An active secondary market in ETF shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance that an ETF’s shares will continue to be listed on an active exchange. In addition, Fund shareholders bear both their proportionate share of the Fund’s expenses and similar expenses incurred through the Fund’s ownership of the ETF.

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), call (some bonds allow the issuer to call a bond for redemption before it matures), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase). Additionally, non-investment grade debt securities (high yield/junk bonds) may be subject to greater market fluctuations, risk of default or loss of income and principal than higher rated securities.

The Fund may allocate its assets, to a limited extent, to alternative investment strategies, which may involve riskier types of securities or investments than those offered by investment in traditional asset classes.

Please read the prospectus for more detailed information regarding these and other risks.

2020 Semi-Annual Report	9

Aberdeen Diversified Income Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2020)		Six Month†	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	(12.05%)	(9.90%)	0.50%	3.32%
	w/ SC2	(17.09%)	(15.09%)	(0.68%)	2.72%
Class C	w/o SC	(12.28%)	(10.50%)	(0.17%)	2.60%
	w/ SC3	(13.15%)	(11.37%)	(0.17%)	2.60%
Class R4	w/o SC	(12.22%)	(10.28%)	0.17%	2.93%
Institutional Class[4]	w/o SC	(11.83%)	(9.56%)	0.84%	3.63%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

†             Not annualized

1             The Fund changed its investment objective and strategy effective September 24, 2012. Performance information for periods prior to September 24, 2012 does not reflect the current investment strategy.

2             A 5.75% front-end sales charge was deducted.

3             A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.

4             Not subject to any sales charges.

Performance of a $10,000 Investment (as of April 30, 2020)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Diversified Income Fund, the Bloomberg Barclays U.S. Aggregate Bond Index, a blended benchmark of 50% Morgan Stanley Capital International All Country (MSCI AC) World Index (Net Dividends)/50% Bloomberg Barclays U.S. Aggregate Bond Index, and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2020. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.

The MSCI AC World Index (Net Dividends) is a free float-adjusted market capitalization-weighted index that captures the large- and mid-cap representation across 23 developed markets and 24 emerging markets. The developed markets countries in the Index are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. The emerging markets countries in the Index are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Performance returns reflect fee waivers and reimbursements in effect, without which returns would have been lower.

10	2020 Semi-Annual Report

Aberdeen Diversified Income Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

April 30, 2020 (Unaudited)

Asset Allocation
Exchange-Traded Funds	69.2%
Mutual Funds	24.8%
Short-Term Investment	6.0%
Liabilities in Excess of Other Assets	—%
100.0%

Amounts listed as “–“ are 0% or round to 0%.

Top Industries
Equity Funds	52.5%
Fixed Income Funds	41.5%
Other	6.0%
100.0%

Top Holdings*
Vanguard High Dividend Yield ETF	16.0%
Eaton Vance Floating-Rate Fund, Class I	12.8%
iShares MSCI EAFE Value ETF	8.0%
iShares Select Dividend ETF	7.3%
iShares U.S. & International High Yield Corp Bond ETF	6.9%
Nuveen Preferred Securities Fund, Institutional Class	6.0%
Invesco Oppenheimer International Bond Fund, Class Y	6.0%
iShares JP Morgan EM Local Currency Bond ETF	5.7%
iShares Core S&P 500 ETF	4.7%
iShares MSCI Japan ETF	3.9%
Other	22.7%
100.0%

*  For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

2020 Semi-Annual Report	11

Statement of Investments

April 30, 2020 (Unaudited)
Aberdeen Diversified Income Fund

	Shares or Principal Amount	Value
MUTUAL FUNDS (24.8%)
Fixed Income Funds (24.8%)
Eaton Vance Floating-Rate Fund, Class I	168,393	$1,338,729
Invesco Oppenheimer International Bond Fund, Class Y (a)	130,333	625,598
Nuveen Preferred Securities Fund, Institutional Class	40,236	633,714
		2,598,041
Total Mutual Funds		2,598,041
EXCHANGE-TRADED FUNDS (69.2%)
Equity Funds (52.5%)
iShares Core S&P 500 ETF	1,688	491,478
iShares Emerging Markets Dividend ETF	11,412	348,180
iShares MSCI EAFE Value ETF	22,442	840,453
iShares MSCI Japan ETF	7,829	405,229
iShares MSCI Pacific ex Japan ETF (b)	5,631	206,376
iShares MSCI United Kingdom ETF	7,463	188,441
iShares Select Dividend ETF	9,482	764,628
Vanguard High Dividend Yield ETF	21,475	1,675,265
WisdomTree Europe Hedged Equity Fund	5,365	299,582
X-trackers MSCI Japan Hedged Equity ETF	7,784	287,930
		5,507,562
Fixed Income Funds (16.7%)
iShares Edge U.S. Fixed Income Balanced Risk ETF	1,230	123,437
iShares J.P. Morgan EM High Yield Bond ETF	7,726	303,400
iShares JP Morgan EM Local Currency Bond ETF	15,708	602,716
iShares U.S. & International High Yield Corp Bond ETF	16,386	726,391
		1,755,944
Total Exchange-Traded Funds		7,263,506

	Shares or Principal Amount	Value
SHORT-TERM INVESTMENT (6.0%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.22% (c)	629,646	$629,646
Total Short-Term Investment		629,646
Total Investments (Cost $11,854,334) (d)—100.0%		10,491,193
Liabilities in Excess of Other Assets—0.0%		(2,840)
Net Assets—100.0%		$10,488,353

(a)     Non-income producing security.

(b)     All or a portion of the securities are on loan. The total value of all securities on loan is $196,524. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers. See Note 2(f) for additional information.

(c)     Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2020.

(d)    See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ETF                 Exchange-Traded Fund

See accompanying notes to financial statements.

12	2020 Semi-Annual Report

Aberdeen Dynamic Allocation Fund (Unaudited)

Aberdeen Dynamic Allocation Fund returned –10.01% (Institutional Class shares net of fees) for the six-month period ended April 30, 2020, versus the –7.68% return of its benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) World Index (Net Dividends), and the –2.39% return of its secondary benchmark, a 60%/40% blend of the MSCI AC World Index (Net Dividends) and the Bloomberg Barclays U.S. Aggregate Bond Index, for the same period.

Global financial markets experienced significant bouts of volatility during the six-month period ended April 30, 2020. Over the first half of the reporting period, investor sentiment was bolstered by generally positive economic data reports and news of a “phase one” agreement in the U.S.-China trade dispute. At the beginning of 2020, the U.S. broader-market S&P 500 Index1 touched a record high in the wake of the U.S.-China trade truce and generally positive economic data. In late February, however, the spread of the COVID-19 pandemic rattled global stock markets.

Policymakers worldwide scrambled – repeatedly and with unseen speed and scale – to mitigate the economic and financial fallout from the pandemic and related containment measures. The U.S. Federal Reserve’s (Fed) two emergency interest-rate cuts in March 2020, reduced the federal funds rate by an aggregate of 150 basis points (bps) to a range of 0% to 0.25%. The Fed also expanded its quantitative easing program, not only in purchasing “unlimited” quantity to government-related instruments, but also to include investment-grade2 corporate bonds for the first time. The central bank also resurrected its Term Asset-Backed Securities Loan Facility (TALF) from 2008, but with more restrictive provisions. In April 2020, the Fed further expanded its lending programs to $2.3 trillion, including high-yield credits in a further break with tradition. An unfolding labor-market crisis led the U.S. Congress to pass a third relief package followed by an addition to the Paycheck Protection Program (PPP) totaling near $3 trillion. The package included funding for the Fed to leverage lending to corporations; loan/grants to small- and medium-sized enterprises (SMEs); direct cash payments to individuals; tax breaks; expanded unemployment benefits; and aid to healthcare providers and state and local governments. Central banks around the world, particularly in developed-market countries, all embarked on massive monetary and fiscal policy support ranging from 3% to 17% of their respective gross domestic products (GDP). In April 2020 alone, G43 central bank balance sheets expanded by $4.4 trillion and their fiscal packages increased by over $2 trillion.

Global commodity markets were also under extreme pressure following the collapse of the agreement between members of the Organization of the Petroleum Exporting Countries (OPEC) and Russia

on production quotas, which triggered an increase in the supply of oil at a time when demand was declining at an unprecedented rate. Commodity-sensitive emerging-market currencies and credits bore the brunt of the steep drop in energy prices. The Brazilian real, South African rand, Mexican peso and Russian ruble all devalued by more than 25% as compared to the U.S. dollar in March 2020. After the downturn in global equity markets in March 2020, stocks closed the reporting period with significant gains in April, with the MSCI AC World Index (Net Dividends) rising 10.7% for the month. Small-cap stocks and shares of growth companies across all market capitalization categories generally were the strongest performers in April. While extreme volatility characterized the end of the reporting period, it abated throughout April as a growing number of countries showed signs of getting on top of the spread of COVID-19. Decisive action by governments and central banks globally to limit economic damage further supported investor sentiment.

The Fund underperformed relative to the broader U.S. equity market, as measured by the S&P 500 Index, and the broader U.S. fixed-income market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index,4 during the reporting period.

Contributors to Fund performance for the period included positions in U.S. Treasury Inflation Protected Securities (TIPS) and U.S. investment-grade fixed income securities. Conversely, the largest detractors from Fund performance included European equities, as coronavirus-related stimulus was slow to arrive in the region and occurred after the end of the reporting period.

At the end of the reporting period on April 30, 2020, the Fund was invested in line with the positive risk environment created by massive government stimulus.

We maintain a generally positive outlook for global financial markets over the short term, as governments worldwide have recognized the need for support during the temporary shutdown of large portions of the economy to protect public health. However, we believe that there are lingering questions in the medium term. As the labor market globally has seen the largest non-wartime modality shift in history, we believe that there will be lasting behavioral changes that markets will need to acknowledge. Governments worldwide have stimulated activity and incomes directly on a grand scale apparently without cost, raising the prospect that the countries’ electorates will demand their expansion. Geopolitical tensions are also increasing, although actions thus far have been constrained.

1             The S&P 500 Index is an unmanaged index considered representative of the broader U.S. stock market. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

2             Companies whose bonds are rated as “investment-grade’“ have a lower chance of defaulting on their debt than those rated as “non-investment grade.” Bonds rated BBB or above by credit rating agencies S&P and Fitch, or Baa3 or above by Moody’s, are classified as investment-grade.

3             The G4 nations comprise Brazil, Germany, India, and Japan, which support each other’s bids for permanent seats on the United Nations Security Council.

4             The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market.

2020 Semi-Annual Report	13

Aberdeen Dynamic Allocation Fund (Unaudited) (concluded)

Portfolio Management

Alternatives and Multi-Asset Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.aberdeenstandard.com/en-us/us/investor/fund-centre.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

The Fund is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes and underlying funds. The Fund will be affected by stock and bond market risks, among others.

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities, and are subject to different accounting and regulatory standards, political and economic risks and, to the extent denominated in foreign currencies, currency exchange rate risk (unless otherwise hedged). These risks are enhanced in emerging market countries.

To the extent that the Fund invests in ETFs, the Fund may be subject to, among other risks, tracking error risk and passive and, in some cases, active management investment risk. An active secondary market in ETF shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance that an ETF’s shares will continue to be listed on an active exchange. In addition, Fund shareholders bear both their proportionate share of the Fund’s expenses and similar expenses incurred through the Fund’s ownership of the ETF.

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), call (some bonds allow the issuer to call a bond for redemption before it matures), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

The Fund allocates its assets, to a limited extent, to alternative investment strategies, which may involve riskier types of securities or investments than those offered by investment in traditional asset classes.

Please read the prospectus for more detailed information regarding these and other risks.

14	2020 Semi-Annual Report

Aberdeen Dynamic Allocation Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2020)		Six Month†	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	(10.21%)	(8.24%)	0.59%	3.93%
	w/SC2	(15.36%)	(13.54%)	(0.60%)	3.32%
Class C	w/o SC	(10.50%)	(8.91%)	(0.11%)	3.20%
	w/SC3	(11.38%)	(9.79%)	(0.11%)	3.20%
Class R4	w/o SC	(10.37%)	(8.62%)	0.22%	3.57%
Institutional Service Class[4,5]	w/o SC	(10.04%)	(7.97%)	0.88%	4.16%
Institutional Class[4]	w/o SC	(10.01%)	(7.89%)	0.91%	4.19%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

†  Not annualized

1  The Fund changed its investment objective and strategy effective September 24, 2012. Performance information for periods prior to September 24, 2012 does not reflect the current investment strategy.

2  A 5.75% front-end sales charge was deducted.

3  A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.

4  Not subject to any sales charges.

5  Returns before the first offering of the Institutional Service Class (September 24, 2012) are based on the previous performance of the Fund’s Class A shares. Returns of the Institutional Service Class have not been adjusted to reflect the expenses applicable to the class. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what the Institutional Service Class shares would have produced because all classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares would only differ to the extent of the differences in expenses of the two classes.

Performance of a $10,000 Investment (as of April 30, 2020)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Dynamic Allocation Fund, the Morgan Stanley Capital International All Country (MSCI AC) World Index (Net Dividends), MSCI All Country World Index (Gross Dividends), a blended benchmark of 60% MSCI AC World Index (Net Dividends)/40% Bloomberg Barclays U.S. Aggregate Bond Index, and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2020. Effective February 28, 2020, the MSCI All Country World Index (Net Dividends) replaced the MSCI All Country World Index (Gross Dividends) as the

Fund’s primary benchmark. The change from a gross to a net dividend benchmark is in line with industry practice and is more appropriate for the Fund as it is calculated net of withholding taxes, to which the Fund is generally subject. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI AC World Index is a free float-adjusted market capitalization-weighted index that captures the large- and mid-cap representation across 23 developed markets and 24 emerging markets. The developed markets countries in the Index are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. The emerging markets countries in the Index are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Performance returns reflect fee waivers and reimbursements in effect, without which returns would have been lower.

2020 Semi-Annual Report	15

Aberdeen Dynamic Allocation Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

April 30, 2020 (Unaudited)

Asset Allocation
Exchange-Traded Funds	81.4%
Mutual Funds	14.0%
Short-Term Investment	4.6%
Other Assets in Excess of Liabilities	—%
100.0%

Amounts listed as “—“ are 0% or round to 0%.

Top Industries
Equity Funds	62.0%
Fixed Income Funds	33.4%
Other	4.6%
100.0%

Top Holdings*
iShares Core S&P 500 ETF	15.4%
Eaton Vance Floating-Rate Fund, Class I	9.9%
WisdomTree Europe Hedged Equity Fund	9.6%
iShares Edge U.S. Fixed Income Balanced Risk ETF	7.7%
iShares Russell 2000 ETF	7.4%
iShares Russell Mid-Cap ETF	7.4%
iShares MSCI Japan ETF	5.0%
iShares MSCI EAFE ETF	4.5%
iShares MSCI Eurozone ETF	4.3%
iShares U.S. & International High Yield Corp Bond ETF	4.0%
Other	24.8%
100.0%

*   For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

16	2020 Semi-Annual Report

Statement of Investments

April 30, 2020 (Unaudited)
Aberdeen Dynamic Allocation Fund

	Shares or Principal Amount	Value
MUTUAL FUNDS (14.0%)
Fixed Income Funds (14.0%)
Eaton Vance Floating-Rate Fund, Class I	120,221	$ 955,757
Invesco Oppenheimer International Bond Fund, Class Y (a)	60,333	289,598
Nuveen Preferred Securities Fund, Institutional Class	6,708	105,639
		1,350,994
Total Mutual Funds		1,350,994
EXCHANGE-TRADED FUNDS (81.4%)
Equity Funds (62.0%)
iShares Core S&P 500 ETF	5,102	1,485,498
iShares MSCI EAFE ETF	7,724	436,947
iShares MSCI Emerging Markets ETF	9,447	346,138
iShares MSCI Eurozone ETF	12,746	412,843
iShares MSCI Japan ETF	9,249	478,728
iShares Russell 2000 ETF	5,500	716,705
iShares Russell Mid-Cap ETF	14,393	710,151
Vanguard High Dividend Yield ETF	2,570	200,486
WisdomTree Europe Hedged Equity Fund (b)	16,497	921,192
X-trackers MSCI Japan Hedged Equity ETF	7,301	270,064
		5,978,752
Fixed Income Funds (19.4%)
iShares Edge U.S. Fixed Income Balanced Risk ETF	7,438	746,440
iShares J.P. Morgan EM High Yield Bond ETF	4,861	190,891
iShares JP Morgan EM Local Currency Bond ETF	9,734	373,494
iShares TIPS Bond ETF	1,409	170,926
iShares U.S. & International High Yield Corp Bond ETF	8,689	385,183
		1,866,934
Total Exchange-Traded Funds		7,845,686

	Shares or Principal Amount	Value
SHORT-TERM INVESTMENT (4.6%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.22% (c)	437,477	$ 437,477
Total Short-Term Investment		437,477
Total Investments (Cost $10,153,723) (d)—100.0%		9,634,157
Other Assets in Excess of Liabilities—0.0%		1,989
Net Assets—100.0%		$9,636,146

(a)     Non-income producing security.

(b)     All or a portion of the securities are on loan. The total value of all securities on loan is $354,950. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers. See Note 2(f) for additional information.

(c)     Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2020.

(d)    See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ETF    Exchange-Traded Fund

TIPS  Treasury Inflation Protected Securities

See accompanying notes to financial statements.

2020 Semi-Annual Report	17

Statements of Assets and Liabilities (Unaudited)

April 30, 2020

	Aberdeen Diversified Alternatives Fund	Aberdeen Diversified Income Fund	Aberdeen Dynamic Allocation Fund

Assets:
Investments, at value	$23,412,444	$9,861,547	$9,196,680
Short-term investments, at value	2,178,016	629,646	437,477
Receivable from Adviser	20,722	17,360	17,466
Interest and dividends receivable	23,418	8,842	4,366
Receivable for capital shares issued	521	38	493
Securities lending income receivable	–	345	85
Prepaid expenses	36,418	25,984	29,231
Total assets	25,671,539	10,543,762	9,685,798

Liabilities:
Payable for investments purchased	23,706	9,017	4,384
Payable for capital shares redeemed	5,634	6	17
Accrued expenses and other payables:
Printing fees	15,338	15,538	15,706
Audit fees	13,844	14,419	14,419
Transfer agent fees	4,000	3,871	3,991
Distribution fees	2,976	3,989	2,720
Custodian fees	3,239	2,810	2,788
Investment advisory fees	3,117	1,244	1,141
Sub-transfer agent and administrative services fees	2,372	846	863
Administration fees	1,662	663	609
Legal fees	1,463	63	565
Fund accounting fees	1,073	533	451
Other accrued expenses	2,308	2,410	1,998
Total liabilities	80,732	55,409	49,652
Net Assets	$25,590,807	$10,488,353	$9,636,146

Cost:
Investments	$24,578,108	$11,224,688	$9,716,246
Short-term investment	2,178,016	629,646	437,477
Represented by:
Capital	$33,485,854	$11,876,578	$10,051,520
Distributable accumulated loss	(7,895,047)	(1,388,225)	(415,374)
Net Assets	$25,590,807	$10,488,353	$9,636,146
Net Assets:
Class A Shares	$6,446,501	$6,326,745	$7,155,212
Class C Shares	1,481,224	3,333,815	1,561,107
Class R Shares	1,119,894	252,271	184,744
Institutional Service Class Shares	–	–	4,761
Institutional Class Shares	16,543,188	575,522	730,322
Total	$25,590,807	$10,488,353	$9,636,146

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

18	2020 Semi-Annual Report

Statements of Assets and Liabilities (Unaudited) (concluded)

April 30, 2020

	Aberdeen Diversified Alternatives Fund	Aberdeen Diversified Income Fund	Aberdeen Dynamic Allocation Fund

Shares Outstanding (Unlimited number of shares authorized):
Class A Shares	537,797	592,851	590,910
Class C Shares	128,877	320,005	132,029
Class R Shares	94,456	23,856	15,373
Institutional Service Class Shares	–	–	395
Institutional Class Shares	1,362,490	53,859	60,324
Total	2,123,620	990,571	799,031

Net Asset Value and Redemption Price Per Share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$11.99	$10.67	$12.11
Class C Shares (a)	$11.49	$10.42	$11.82
Class R Shares	$11.86	$10.57	$12.02
Institutional Service Class Shares	$–	$–	$12.05
Institutional Class Shares	$12.14	$10.69	$12.11
Maximum Offering Price Per Share (100%/(100% – maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$12.72	$11.32	$12.85
Maximum Sales Charge:
Class A Shares	5.75%	5.75%	5.75%

(a)  For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2020 Semi-Annual Report	19

Statements of Operations (Unaudited)

For the Six-Month Period Ended April 30, 2020

	Aberdeen Diversified Alternatives Fund	Aberdeen Diversified Income Fund	Aberdeen Dynamic Allocation Fund

INVESTMENT INCOME:
Dividend income	$309,530	$238,127	$148,536
Interest income	9,658	1,388	1,730
Securities lending income, net	1,711	5,077	3,836
Total Income	320,899	244,592	154,102
EXPENSES:
Investment advisory fees	22,008	8,819	8,085
Trustee fees	1,015	430	385
Administration fees	11,737	4,703	4,312
Legal fees	1,234	761	469
Audit fees	12,847	12,847	12,847
Printing fees	9,310	7,038	6,042
Custodian fees	11,556	10,780	10,679
Transfer agent fees	8,568	8,025	8,960
Distribution fees Class A	9,378	8,796	9,984
Distribution fees Class C	7,999	19,790	8,863
Distribution fees Class R	3,115	270	568
Sub-transfer agent and administrative service fees Class A	5,791	2,391	3,112
Sub-transfer agent and administrative service fees Institutional Class	6,307	168	185
Sub-transfer agent and administrative service fees Class C	983	1,306	893
Sub-transfer agent and administrative service fees Class R	1,083	93	239
Fund accounting fees	1,741	777	684
Registration and filing fees	36,607	30,009	31,548
Other	10,533	9,118	9,351
Total expenses before reimbursed/waived expenses	161,812	126,121	117,206
Interest expense	79	–	–
Total operating expenses before reimbursed/waived expenses	161,891	126,121	117,206
Expenses reimbursed/waived by investment advisor	(97,764)	(80,083)	(80,964)
Net expenses	64,127	46,038	36,242
Net Investment Income	256,772	198,554	117,860
REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain distributions from underlying funds	196,633	–	–
Realized gain/(loss) from investment transactions	(194,629)	(36,249)	81,703
Net realized gain/(loss) from investments	2,004	(36,249)	81,703
Net change in unrealized appreciation/(depreciation)	(1,662,197)	(1,651,491)	(1,352,111)
Net realized/unrealized (loss) from investments	(1,660,193)	(1,687,740)	(1,270,408)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,403,421)	$(1,489,186)	$(1,152,548)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

20	2020 Semi-Annual Report

Statements of Changes in Net Assets

	Aberdeen Diversified Alternatives Fund*		Aberdeen Diversified Income Fund**		Aberdeen Dynamic Allocation Fund
	Six-Month Period Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six-Month Period Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six-Month Period Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$256,772	$459,418	$198,554	$443,310	$117,860	$250,588
Net realized gain/(loss) from investments	2,004	102,954	(36,249)	(31,662)	81,703	159,769
Net change in unrealized appreciation/ (depreciation) on investments	(1,662,197)	373,915	(1,651,491)	595,858	(1,352,111)	603,238
Changes in net assets resulting from operations	(1,403,421)	936,287	(1,489,186)	1,007,506	(1,152,548)	1,013,595
Distributions to Shareholders From:
Distributable earnings:
Class A	(97,786)	(179,734)	(125,879)	(279,268)	(207,640)	(310,871)
Class C	(18,757)	(30,948)	(62,511)	(209,228)	(44,457)	(120,564)
Class R	(16,481)	(18,112)	(1,453)	(5,811)	(6,346)	(9,551)
Institutional Service Class	(47)	(61)	–	(87)	(139)	(446)
Institutional Class	(278,913)	(280,886)	(12,739)	(31,299)	(22,044)	(28,829)
Tax return of capital:
Class A	–	(51,643)	–	–	–	–
Class C	–	(10,921)	–	–	–	–
Class D	–	(5,997)	–	–	–	–
Class R	–	(16)	–	–	–	–
Institutional Class	–	(67,338)	–	–	–	–
Change in net assets from shareholder distributions	(411,984)	(645,656)	(202,582)	(525,693)	(280,626)	(470,261)
Change in net assets from capital transactions	(4,158,249)	(178,856)	(497,795)	(2,598,287)	(166,545)	(1,058,589)
Change in net assets	(5,973,654)	111,775	(2,189,563)	(2,116,474)	(1,599,719)	(515,255)
Net Assets:
Beginning of period	31,564,461	31,452,686	12,677,916	14,794,390	11,235,865	11,751,120
End of period	$25,590,807	$31,564,461	$10,488,353	$12,677,916	$9,636,146	$11,235,865

*               Effective February 28, 2020, the Institutional Service Class had zero assets. On February 28, 2020, the Aberdeen Diversified Alternatives Fund ceased offering Institutional Service Class Shares.

**           Effective August 13, 2019, the Institutional Service Class had zero assets. On September 6, 2019, the Aberdeen Diversified Income Fund ceased offering Institutional Service Class Shares.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2020 Semi-Annual Report	21

Statements of Changes in Net Assets (continued)

	Aberdeen Diversified Alternatives Fund*		Aberdeen Diversified Income Fund**		Aberdeen Dynamic Allocation Fund
	Six-Month Period Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six-Month Period Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six-Month Period Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$57,376	$1,977,022	$444,205	$2,349,501	$275,765	$1,815,859
Dividends reinvested	77,397	189,635	92,980	183,220	144,186	204,520
Cost of shares redeemed	(3,517,526)	(3,153,835)	(559,113)	(2,191,338)	(502,957)	(1,130,079)
Total Class A	(3,382,753)	(987,178)	(21,928)	341,383	(83,006)	890,300
Class C Shares
Proceeds from shares issued	2,770	27,135	83,499	97,925	34,377	36,380
Dividends reinvested	15,982	35,927	60,081	196,196	38,357	108,681
Cost of shares redeemed	(130,006)	(2,010,328)	(712,734)	(3,131,792)	(242,013)	(2,140,317)
Total Class C	(111,254)	(1,947,266)	(569,154)	(2,837,671)	(169,279)	(1,995,256)
Class R Shares
Proceeds from shares issued	138,503	279,474	181,859	21,504	3,304	7,029
Dividends reinvested	15,991	23,055	890	2,009	6,317	9,515
Cost of shares redeemed	(230,765)	(352,420)	(40,108)	(80,340)	(61,268)	(6,912)
Total Class R	(76,271)	(49,891)	142,641	(56,827)	(51,647)	9,632
Institutional Service Class Shares
Proceeds from shares issued	467	1,477	–	–	–	–
Dividends reinvested	47	77	–	87	139	446
Cost of shares redeemed	(4,701)	(126)	–	(2,912)	–	(6,581)
Total Institutional Service Class	(4,187)	1,428	–	(2,825)	139	(6,135)
Institutional Class Shares
Proceeds from shares issued	7,024,765	6,280,378	10,052	47,421	214,662	49,585
Dividends reinvested	277,076	344,714	12,210	29,001	21,101	27,296
Cost of shares redeemed	(7,885,625)	(3,821,041)	(71,616)	(118,769)	(98,515)	(34,011)
Total Institutional Class	(583,784)	2,804,051	(49,354)	(42,347)	137,248	42,870
Change in net assets from capital transactions:	$(4,158,249)	$(178,856)	$(497,795)	$(2,598,287)	$(166,545)	$(1,058,589)

*               Effective February 28, 2020, the Institutional Service Class had zero assets. On February 28, 2020, the Aberdeen Diversified Alternatives Fund ceased offering Institutional Service Class Shares.

**           Effective August 13, 2019, the Institutional Service Class had zero assets. On September 6, 2019, the Aberdeen Diversified Income Fund ceased offering Institutional Service Class Shares.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

22	2020 Semi-Annual Report

Statements of Changes in Net Assets (concluded)

	Aberdeen Diversified Alternatives Fund*		Aberdeen Diversified Income Fund**		Aberdeen Dynamic Allocation Fund
	Six-Month Period Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six-Month Period Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six-Month Period Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
SHARE TRANSACTIONS:
Class A Shares
Issued	4,611	156,671	37,050	197,049	19,936	138,071
Reinvested	6,179	15,177	7,486	15,675	10,255	16,207
Redeemed	(274,196)	(247,751)	(49,257)	(185,045)	(41,634)	(83,669)
Total Class A Shares	(263,406)	(75,903)	(4,721)	27,679	(11,443)	70,609
Class C Shares
Issued	228	2,225	6,985	8,492	3,072	2,864
Reinvested	1,320	3,019	4,889	17,502	2,788	9,012
Redeemed	(10,697)	(166,124)	(62,821)	(268,486)	(18,169)	(166,043)
Total Class C Shares	(9,149)	(160,880)	(50,947)	(242,492)	(12,309)	(154,167)
Class R Shares
Issued	11,028	22,239	17,477	1,834	252	533
Reinvested	1,285	1,867	71	175	452	765
Redeemed	(18,680)	(28,112)	(3,266)	(6,580)	(4,376)	(538)
Total Class R Shares	(6,367)	(4,006)	14,282	(4,571)	(3,672)	760
Institutional Service Class Shares
Issued	36	115	–	–	–	–
Reinvested	4	6	–	7	9	36
Redeemed	(370)	(10)	–	(244)	–	(496)
Total Institutional Service Class Shares	(330)	111	–	(237)	9	(460)
Institutional Class Shares
Issued	575,825	485,441	859	3,959	16,324	3,753
Reinvested	21,802	27,244	988	2,498	1,503	2,170
Redeemed	(639,412)	(298,910)	(6,094)	(9,869)	(7,977)	(2,556)
Total Institutional Class Shares	(41,785)	213,775	(4,247)	(3,412)	9,850	3,367
Total change in shares:	(321,037)	(26,903)	(45,633)	(223,033)	(17,565)	(79,891)

*               Effective February 28, 2020, the Institutional Service Class had zero assets. On February 28, 2020, the Aberdeen Diversified Alternatives Fund ceased offering Institutional Service Class Shares.

**           Effective August 13, 2019, the Institutional Service Class had zero assets. On September 6, 2019, the Aberdeen Diversified Income Fund ceased offering Institutional Service Class Shares.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2020 Semi-Annual Report	23

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Diversified Alternatives Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2020*	$12.86	$0.09	$(0.79)	$(0.70)	$ (0.17)	$ –	$ (0.17)	$ 11.99
Year Ended October 31, 2019	12.72	0.18	0.22	0.40	(0.20)	(0.06)	(0.26)	12.86
Year Ended October 31, 2018	12.94	0.13	(0.21)	(0.08)	(0.14)	–	(0.14)	12.72
Year Ended October 31, 2017	12.56	0.09	0.39	0.48	(0.10)	–	(0.10)	12.94
Year Ended October 31, 2016	12.82	0.13	(0.24)	(0.11)	(0.15)	–	(0.15)	12.56
Year Ended October 31, 2015	13.32	0.17	(0.39)	(0.22)	(0.28)	–	(0.28)	12.82
Class C Shares
Six Months Ended April 30, 2020*	12.34	0.06	(0.77)	(0.71)	(0.14)	–	(0.14)	11.49
Year Ended October 31, 2019	12.21	0.11	0.20	0.31	(0.12)	(0.06)	(0.18)	12.34
Year Ended October 31, 2018	12.42	0.05	(0.20)	(0.15)	(0.06)	–	(0.06)	12.21
Year Ended October 31, 2017	12.05	0.01	0.37	0.38	(0.01)	–	(0.01)	12.42
Year Ended October 31, 2016	12.33	0.04	(0.22)	(0.18)	(0.10)	–	(0.10)	12.05
Year Ended October 31, 2015	12.89	0.10	(0.39)	(0.29)	(0.27)	–	(0.27)	12.33
Class R Shares
Six Months Ended April 30, 2020*	12.72	0.08	(0.78)	(0.70)	(0.16)	–	(0.16)	11.86
Year Ended October 31, 2019	12.59	0.14	0.22	0.36	(0.17)	(0.06)	(0.23)	12.72
Year Ended October 31, 2018	12.81	0.09	(0.21)	(0.12)	(0.10)	–	(0.10)	12.59
Year Ended October 31, 2017	12.44	0.05	0.38	0.43	(0.06)	–	(0.06)	12.81
Year Ended October 31, 2016	12.72	0.07	(0.22)	(0.15)	(0.13)	–	(0.13)	12.44
Year Ended October 31, 2015	13.25	0.11	(0.36)	(0.25)	(0.28)	–	(0.28)	12.72
Institutional Class Shares
Six Months Ended April 30, 2020*	13.01	0.12	(0.80)	(0.68)	(0.19)	–	(0.19)	12.14
Year Ended October 31, 2019	12.87	0.23	0.22	0.45	(0.25)	(0.06)	(0.31)	13.01
Year Ended October 31, 2018	13.08	0.18	(0.21)	(0.03)	(0.18)	–	(0.18)	12.87
Year Ended October 31, 2017	12.68	0.14	0.40	0.54	(0.14)	–	(0.14)	13.08
Year Ended October 31, 2016	12.93	0.20	(0.27)	(0.07)	(0.18)	–	(0.18)	12.68
Year Ended October 31, 2015	13.43	0.21	(0.39)	(0.18)	(0.32)	–	(0.32)	12.93

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Does not include expenses of the underlying fund in which the Fund invests. Had underlying fund expenses been included, the net and gross expense ratios to average net assets would have been higher.
(f)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)	Includes interest expense that amounts to less than 0.01%.

Amounts listed as “–“ are $0 or round to $0.

See accompanying Notes to Financial Statements.

24	2020 Semi-Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Diversified Alternatives Fund (concluded)

	Ratios/Supplemental Data

Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (d)(e)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)(f)		Ratio of Net Investment Income to Average Net Assets (d)	Portfolio Turnover (c)(g)

(5.49%)	$ 6,447	0.65	%(h)	1.27	%(h)	1.49%	12.26%
3.24%	10,301	0.64%		1.20%		1.42%	14.30%
(0.63%)	11,160	0.63	%(h)	1.10	%(h)	1.02%	18.23%
3.82%	16,672	0.65	%(h)	1.01	%(h)	0.75%	26.64%
(0.87%)	16,106	0.62	%(h)	0.88	%(h)	1.01%	36.02%
(1.68%)	27,238	0.57%		0.80%		1.31%	78.72%

(5.81%)	1,481	1.25	%(h)	2.00	%(h)	0.93%	12.26%
2.58%	1,703	1.25%		1.92%		0.92%	14.30%
(1.25%)	3,650	1.25	%(h)	1.83	%(h)	0.41%	18.23%
3.20%	5,101	1.25	%(h)	1.75	%(h)	0.10%	26.64%
(1.45%)	10,664	1.25	%(h)	1.60	%(h)	0.34%	36.02%
(2.35%)	16,740	1.25%		1.48%		0.79%	78.72%

(5.56%)	1,120	0.92	%(h)	1.54	%(h)	1.28%	12.26%
2.91%	1,283	0.92%		1.48%		1.14%	14.30%
(0.94%)	1,320	0.94	%(h)	1.41	%(h)	0.73%	18.23%
3.49%	1,444	0.95	%(h)	1.32	%(h)	0.42%	26.64%
(1.17%)	1,858	0.92	%(h)	1.18	%(h)	0.58%	36.02%
(1.98%)	1,341	0.87%		1.10%		0.81%	78.72%

(5.28%)	16,543	0.25	%(h)	0.93	%(h)	1.95%	12.26%
3.55%	18,273	0.25%		0.85%		1.81%	14.30%
(0.22%)	15,319	0.25	%(h)	0.80	%(h)	1.40%	18.23%
4.26%	18,691	0.25	%(h)	0.70	%(h)	1.12%	26.64%
(0.51%)	30,431	0.25	%(h)	0.55	%(h)	1.58%	36.02%
(1.38%)	104,291	0.25%		0.48%		1.59%	78.72%

2020 Semi-Annual Report	25

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Diversified Income Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2020*	$12.34	$ 0.21	$ (1.67)	$ (1.46)	$(0.21)	$ – (h)	$(0.21)	$10.67
Year Ended October 31, 2019	11.88	0.43	0.51	0.94	(0.40)	(0.08)	(0.48)	12.34
Year Ended October 31, 2018	12.57	0.39	(0.72)	(0.33)	(0.36)	–	(0.36)	11.88
Year Ended October 31, 2017	11.76	0.38	0.81	1.19	(0.38)	–	(0.38)	12.57
Year Ended October 31, 2016	11.73	0.35	0.10	0.45	(0.33)	(0.09)	(0.42)	11.76
Year Ended October 31, 2015	12.99	0.38	(0.65)	(0.27)	(0.37)	(0.62)	(0.99)	11.73
Class C Shares
Six Months Ended April 30, 2020*	12.05	0.17	(1.63)	(1.46)	(0.17)	– (h)	(0.17)	10.42
Year Ended October 31, 2019	11.62	0.34	0.49	0.83	(0.32)	(0.08)	(0.40)	12.05
Year Ended October 31, 2018	12.29	0.31	(0.71)	(0.40)	(0.27)	–	(0.27)	11.62
Year Ended October 31, 2017	11.49	0.29	0.79	1.08	(0.28)	–	(0.28)	12.29
Year Ended October 31, 2016	11.47	0.26	0.10	0.36	(0.25)	(0.09)	(0.34)	11.49
Year Ended October 31, 2015	12.75	0.28	(0.64)	(0.36)	(0.30)	(0.62)	(0.92)	11.47
Class R Shares
Six Months Ended April 30, 2020*	12.22	0.16	(1.63)	(1.47)	(0.18)	– (h)	(0.18)	10.57
Year Ended October 31, 2019	11.77	0.40	0.49	0.89	(0.36)	(0.08)	(0.44)	12.22
Year Ended October 31, 2018	12.43	0.35	(0.71)	(0.36)	(0.30)	–	(0.30)	11.77
Year Ended October 31, 2017	11.63	0.34	0.81	1.15	(0.35)	–	(0.35)	12.43
Year Ended October 31, 2016	11.61	0.32	0.09	0.41	(0.30)	(0.09)	(0.39)	11.63
Year Ended October 31, 2015	12.90	0.32	(0.66)	(0.34)	(0.33)	(0.62)	(0.95)	11.61
Institutional Class Shares
Six Months Ended April 30, 2020*	12.35	0.23	(1.67)	(1.44)	(0.22)	– (h)	(0.22)	10.69
Year Ended October 31, 2019	11.88	0.46	0.52	0.98	(0.43)	(0.08)	(0.51)	12.35
Year Ended October 31, 2018	12.57	0.43	(0.73)	(0.30)	(0.39)	–	(0.39)	11.88
Year Ended October 31, 2017	11.75	0.42	0.81	1.23	(0.41)	–	(0.41)	12.57
Year Ended October 31, 2016	11.72	0.38	0.10	0.48	(0.36)	(0.09)	(0.45)	11.75
Year Ended October 31, 2015	12.97	0.40	(0.63)	(0.23)	(0.40)	(0.62)	(1.02)	11.72

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Does not include expenses of the underlying fund in which the Fund invests. Had underlying fund expenses been included, the net and gross expense ratios to average net assets would have been higher.
(f)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)	Less than $0.005 per share.
(i)	Includes interest expense that amounts to less than 0.01%.

Amounts listed as “–“ are $0 or round to $0.

See accompanying Notes to Financial Statements.

26	2020 Semi-Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Diversified Income Fund (concluded)

	Ratios/Supplemental Data

Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (d)(e)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)(f)		Ratio of Net Investment Income to Average Net Assets (d)	Portfolio Turnover (c)(g)

(12.05%)	$ 6,327	0.57%		1.91%		3.58%	0.63%
8.26%	7,372	0.57%		1.70%		3.54%	4.19%
(2.71%)	6,769	0.57	%(i)	1.40	%(i)	3.17%	52.48%
10.27%	6,811	0.58%		1.36%		3.17%	27.52%
4.00%	5,390	0.56%		1.22%		3.02%	20.87%
(2.21%)	6,291	0.53	%(i)	1.16	%(i)	3.07%	50.74%

(12.28%)	3,334	1.25%		2.65%		2.95%	0.63%
7.47%	4,471	1.25%		2.44%		2.88%	4.19%
(3.35%)	7,125	1.25	%(i)	2.14	%(i)	2.52%	52.48%
9.55%	10,003	1.25%		2.11%		2.46%	27.52%
3.24%	12,293	1.25%		1.96%		2.33%	20.87%
(2.96%)	14,396	1.25	%(i)	1.88	%(i)	2.33%	50.74%

(12.22%)	252	0.92%		2.26%		2.81%	0.63%
7.90%	117	0.90%		2.03%		3.37%	4.19%
(2.95%)	167	0.88	%(i)	1.71	%(i)	2.87%	52.48%
10.00%	364	0.83%		1.61%		2.86%	27.52%
3.65%	313	0.85%		1.51%		2.77%	20.87%
(2.75%)	421	0.98	%(i)	1.61	%(i)	2.64%	50.74%

(11.83%)	576	0.25%		1.64%		3.91%	0.63%
8.62%	718	0.25%		1.43%		3.82%	4.19%
(2.46%)	731	0.25	%(i)	1.14	%(i)	3.48%	52.48%
10.66%	1,322	0.25%		1.09%		3.47%	27.52%
4.30%	1,129	0.25%		0.95%		3.32%	20.87%
(1.91%)	1,314	0.25	%(i)	0.88	%(i)	3.30%	50.74%

2020 Semi-Annual Report	27

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Dynamic Allocation Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2020*	$13.82	$ 0.15	$ (1.51)	$ (1.36)	$ (0.14)	$ (0.21)	$(0.35)	$ 12.11
Year Ended October 31, 2019	13.20	0.31	0.87	1.18	(0.30)	(0.26)	(0.56)	13.82
Year Ended October 31, 2018	13.81	0.29	(0.61)	(0.32)	(0.29)	–	(0.29)	13.20
Year Ended October 31, 2017	12.76	0.26	1.09	1.35	(0.30)	–	(0.30)	13.81
Year Ended October 31, 2016	12.86	0.24	(0.07)	0.17	(0.26)	(0.01)	(0.27)	12.76
Year Ended October 31, 2015	13.30	0.33	(0.43)	(0.10)	(0.34)	–	(0.34)	12.86
Class C Shares
Six Months Ended April 30, 2020*	13.51	0.11	(1.48)	(1.37)	(0.11)	(0.21)	(0.32)	11.82
Year Ended October 31, 2019	12.93	0.22	0.83	1.05	(0.21)	(0.26)	(0.47)	13.51
Year Ended October 31, 2018	13.53	0.19	(0.60)	(0.41)	(0.19)	–	(0.19)	12.93
Year Ended October 31, 2017	12.49	0.17	1.07	1.24	(0.20)	–	(0.20)	13.53
Year Ended October 31, 2016	12.60	0.15	(0.07)	0.08	(0.18)	(0.01)	(0.19)	12.49
Year Ended October 31, 2015	13.06	0.23	(0.43)	(0.20)	(0.26)	–	(0.26)	12.60
Class R Shares
Six Months Ended April 30, 2020*	13.73	0.13	(1.51)	(1.38)	(0.12)	(0.21)	(0.33)	12.02
Year Ended October 31, 2019	13.13	0.26	0.85	1.11	(0.25)	(0.26)	(0.51)	13.73
Year Ended October 31, 2018	13.73	0.24	(0.61)	(0.37)	(0.23)	–	(0.23)	13.13
Year Ended October 31, 2017	12.68	0.22	1.08	1.30	(0.25)	–	(0.25)	13.73
Year Ended October 31, 2016	12.79	0.19	(0.08)	0.11	(0.21)	(0.01)	(0.22)	12.68
Year Ended October 31, 2015	13.23	0.27	(0.42)	(0.15)	(0.29)	–	(0.29)	12.79
Institutional Service Class Shares
Six Months Ended April 30, 2020*	13.74	0.17	(1.50)	(1.33)	(0.15)	(0.21)	(0.36)	12.05
Year Ended October 31, 2019	13.14	0.37	0.83	1.20	(0.34)	(0.26)	(0.60)	13.74
Year Ended October 31, 2018	13.75	0.34	(0.62)	(0.28)	(0.33)	–	(0.33)	13.14
Year Ended October 31, 2017	12.70	0.30	1.09	1.39	(0.34)	–	(0.34)	13.75
Year Ended October 31, 2016	12.81	0.28	(0.08)	0.20	(0.30)	(0.01)	(0.31)	12.70
Year Ended October 31, 2015	13.24	0.34	(0.40)	(0.06)	(0.37)	–	(0.37)	12.81
Institutional Class Shares
Six Months Ended April 30, 2020*	13.80	0.17	(1.50)	(1.33)	(0.15)	(0.21)	(0.36)	12.11
Year Ended October 31, 2019	13.18	0.35	0.86	1.21	(0.33)	(0.26)	(0.59)	13.80
Year Ended October 31, 2018	13.79	0.33	(0.61)	(0.28)	(0.33)	–	(0.33)	13.18
Year Ended October 31, 2017	12.72	0.30	1.10	1.40	(0.33)	–	(0.33)	13.79
Year Ended October 31, 2016	12.81	0.28	(0.08)	0.20	(0.28)	(0.01)	(0.29)	12.72
Year Ended October 31, 2015	13.24	0.36	(0.42)	(0.06)	(0.37)	–	(0.37)	12.81

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Does not include expenses of the underlying fund in which the Fund invests. Had underlying fund expenses been included, the net and gross expense ratios to average net assets would have been higher.
(f)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

Amounts listed as “–“ are $0 or round to $0.

See accompanying Notes to Financial Statements.

28	2020 Semi-Annual Report

Financial Highlights (concluded)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Dynamic Allocation Fund (concluded)

		Ratios/Supplemental Data

Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)(f)	Ratio of Net Investment Income to Average Net Assets (d)	Portfolio Turnover (c)(g)

(10.21%)		$ 7,155	0.58%	2.06%	2.27%	4.56%
9.40%		8,322	0.58%	1.91%	2.30%	4.10%
(2.44%)		7,020	0.58%	1.61%	2.09%	23.56%
10.71%		7,583	0.58%	1.47%	2.00%	56.19%
1.30%		7,641	0.56%	1.24%	1.92%	40.08%
(0.82%)		8,677	0.53%	1.19%	2.50%	40.49%

(10.50%)		1,561	1.25%	2.83%	1.64%	4.56%
8.56%		1,951	1.25%	2.68%	1.72%	4.10%
(3.12%)		3,859	1.25%	2.37%	1.41%	23.56%
10.04%		6,302	1.25%	2.23%	1.29%	56.19%
0.58%		9,470	1.25%	2.00%	1.24%	40.08%
(1.55%)		11,687	1.25%	1.91%	1.78%	40.49%

(10.37%)		185	0.96%	2.44%	1.98%	4.56%
8.95%		261	0.95%	2.28%	1.94%	4.10%
(2.78%)		240	0.89%	1.92%	1.72%	23.56%
10.38%		475	0.95%	1.83%	1.64%	56.19%
0.84%		508	0.93%	1.61%	1.52%	40.08%
(1.16%)		501	0.96%	1.62%	2.04%	40.49%

(10.04%)		5	0.25%	1.73%	2.59%	4.56%
9.64%		5	0.25%	1.58%	2.77%	4.10%
(2.13%)		11	0.25%	1.28%	2.42%	23.56%
11.13%		11	0.25%	1.13%	2.30%	56.19%
1.58%		10	0.25%	0.93%	2.22%	40.08%
(0.53	%)(h)	10	0.25%	0.91%	2.56%	40.49%

(10.01%)		730	0.25%	1.78%	2.65%	4.56%
9.72%		697	0.25%	1.63%	2.64%	4.10%
(2.16%)		621	0.25%	1.31%	2.37%	23.56%
11.13%		1,241	0.25%	1.23%	2.30%	56.19%
1.57%		1,275	0.25%	1.02%	2.26%	40.08%
(0.53%)		1,675	0.25%	0.91%	2.73%	40.49%

2020 Semi-Annual Report	29

Notes to Financial Statements

April 30, 2020 (Unaudited)

1. Organization

Aberdeen Funds (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of April 30, 2020, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of April 30, 2020, the Trust operated twenty-two (22) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the three (3) funds listed below (each a “Fund”; collectively, the “Funds”):

– Aberdeen Diversified Alternatives Fund (“Diversified Alternatives Fund”)

– Aberdeen Diversified Income Fund (“Diversified Income Fund”)

– Aberdeen Dynamic Allocation Fund (“Dynamic Allocation Fund”)

Each of the Funds is operated as a “fund of funds,” which means that each of these Funds pursues its investment objective primarily by allocating its investments among other affiliated and unaffiliated mutual funds and exchange traded funds (“Underlying Funds”).

2. Summary of Significant Accounting Policies

The Trust is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies conform to generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. Dollars.

a.             Security Valuation

The Funds value their securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Funds’ Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Open-end mutual funds are valued at the respective net asset value (“NAV”) as reported by such company. The prospectuses for the registered open-end management investment companies in which a Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. Each Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a

30	2020 Semi-Annual Report

Notes to Financial Statements (continued)

April 30, 2020 (Unaudited)

“government money market fund” pursuant to Rule 2a-7 under the 1940 Act, and has an objective, which is not guaranteed, to maintain a $1.00 per share NAV. Generally, these investment types are categorized as Level 1 investments.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Valuation Time), the security is valued at fair value as determined by the Funds’ Pricing Committee (the “Pricing Committee”), taking into account the relevant factors and surrounding circumstances using Valuation and Liquidity Procedures approved by the Board of Trustees of the Trust (the “Board”). A security that has been fair valued by the Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

The three-level hierarchy of inputs is summarized below:

• Level 1 – quoted prices in active markets for identical investments;

• Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

• Level 3 – significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of April 30, 2020 in valuing the Funds’ investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Please refer to the Statements of Investments for a detailed breakout of the security types:

		LEVEL 2 – Other	LEVEL 3 – Significant
	LEVEL 1 – Quoted	Significant Observable	Unobservable
Investments, at Value	Prices ($)	Inputs ($)	Inputs ($)	Total ($)

Diversified Alternatives Fund
Investments in Securities
Mutual Funds	19,110,128	–	–	19,110,128
Exchange-Traded Funds	4,302,316	–	–	4,302,316
Short-Term Investment	2,178,016	–	–	2,178,016
	25,590,460	–	–	25,590,460
Diversified Income Fund
Investments in Securities
Mutual Funds	2,598,041	–	–	2,598,041
Exchange-Traded Funds	7,263,506	–	–	7,263,506
Short-Term Investment	629,646	–	–	629,646
	10,491,193	–	–	10,491,193
Dynamic Allocation Fund
Investments in Securities
Mutual Funds	1,350,994	–	–	1,350,994
Exchange-Traded Funds	7,845,686	–	–	7,845,686
Short-Term Investment	437,477	–	–	437,477
	9,634,157	–	–	9,634,157

Amounts listed as “–“ are $0 or round to $0.

For the six-month period ended April 30, 2020, there were no significant changes to the fair valuation methodologies.

b.            Restricted Securities

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended (the “1933 Act”). Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Funds, but resale of such securities in the U.S. is permitted only in limited circumstances.

2020 Semi-Annual Report	31

Notes to Financial Statements (continued)

April 30, 2020 (Unaudited)

c.             Security Transactions, Investment Income and Expenses

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as a Fund acquires information regarding such dividends or corporate actions.

Interest income and expenses are recorded on an accrual basis. Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the relevant Funds based on net assets of each. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses to a class is based on the total net asset value of that class’ shares in proportion to the total net assets of the relevant Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

d.            Distributions

Distributions from net investment income, if any, are declared and paid quarterly for all Funds. The Funds will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies and loss deferrals.

e.             Federal Income Taxes

Each Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Funds from all federal income taxes. Therefore, no federal income tax provision is required.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Funds’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2019 are subject to such review.

f.                Securities Lending

Through an agreement with BNP Paribas as the Lending Agent and State Street Bank and Trust Company (the Funds’ custodian), the Funds may lend their portfolio securities to brokers, dealers and other financial institutions that pay a negotiated fee in order to generate additional income. The Funds receive non-cash collateral in the form of U.S. Government Securities, with respect to each loan of U.S. securities, typically equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, typically equal to at least 105% of the value of the portfolio securities loaned, and at all times thereafter require the borrower to mark to market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities loaned.

The Funds continue to own the loaned securities and continue to recognize unrealized gains and losses on the securities on loan. However, securities lending involves certain risks, including the event of default or insolvency of the borrower, which could delay or restrict a Fund’s ability to recover the loaned securities or dispose of the collateral for the loan. Securities on loan are noted within the Statement of Investments. Non-cash securities lending collateral held by the Lending Agent on behalf of the Funds cannot be sold or repledged by the Funds and therefore, this amount is not presented on the Funds’ Statements of Investments.

At April 30, 2020, the market value of loaned securities and collateral received were as follows:

Fund	Value of Securities Loaned	Value of Cash Collateral	Value of Non-cash Collateral
Diversified Income Fund	$196,524	$–	$202,462
Dynamic Allocation Fund	354,950	–	371,242

32	2020 Semi-Annual Report

Notes to Financial Statements (continued)

April 30, 2020 (Unaudited)

3. Agreements and Transactions with Affiliates

a.    Investment Adviser

Under the Investment Advisory Agreement with the Trust, Aberdeen Standard Investments Inc. (“Aberdeen” or the “Adviser”) manages the Funds in accordance with the policies and procedures established by the Board. Under the terms of the Investment Advisory Agreement, each Fund pays Aberdeen an annual management fee of 0.15% based on such Fund’s average daily net assets, paid monthly.

The Trust and Aberdeen have entered into a written contract (the “Expense Limitation Agreement”) limiting operating expenses to 0.25% for all classes of the Funds. This contractual limitation may not be terminated before February 28, 2021 without the approval of the Trustees who are not “interested persons” of the Trust, as such term is defined by the 1940 Act (the “Independent Trustees”). This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A shares, Class R shares, and Institutional Service Class shares and extraordinary expenses.

Aberdeen may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement as of a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses; provided that the following requirements are met: the reimbursements do not cause a class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser, and the payment of such reimbursement is approved by the Board on a quarterly basis (the “Reimbursement Requirements”). Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

As of April 30, 2020, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements for each Fund, based on expenses reimbursed by Aberdeen would be:

Fund	Amount Fiscal Year 2017 (Expires 10/31/20)	Amount Fiscal Year 2018 (Expires 10/31/21)	Amount Fiscal Year 2019 (Expires 10/31/22)	Amount Six Months Ended April 30, 2020 (Expires 4/30/23)	Total*
Diversified Alternatives Fund	$93,239	$180,434	$173,291	$97,764	$544,728
Diversified Income Fund	81,354	146,502	156,654	80,083	464,593
Dynamic Allocation Fund	81,729	146,489	156,243	80,983	465,444

*               Amounts reported are due to expire throughout the respective 3-year expiration period presented above.

In accordance with the Funds’ Expense Limitation Agreement and criteria, as described above, the Adviser did not recapture any expenses for which it previously reimbursed the Funds. Accordingly, at April 30, 2020, the Funds did not have liabilities payable to the Adviser for recapture of previously reimbursed expenses.

b.    Fund Administration

Under the terms of the Fund Administration Agreement, Aberdeen provides various administrative and accounting services, including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, regulatory reports, and presentation of quarterly reports to the Board. For services provided pursuant to the Fund Administration Agreement, the Trust pays Aberdeen an annual fee of 0.08% based on the Trust’s average daily net assets. The fee is then allocated proportionately among all funds within the Trust (including the Funds) in relation to the average daily net assets of each fund. This asset-based fee is subject to an annual minimum fee based on the number of funds served. Pursuant to a sub-administration agreement with Aberdeen, State Street Bank and Trust Company (“State Street”) provides sub-administration services with respect to the Funds. Aberdeen pays State Street for providing such services.

c.    Distributor and Shareholder Servicing

The Trust and Aberdeen Fund Distributors, LLC (the “Distributor” or “AFD”) are parties to the current Underwriting Agreement (the “Underwriting Agreement”) whereby the Distributor acts as principal underwriter for the Trust’s shares.

The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate AFD, as the Funds’ Distributor, for expenses associated with the distribution of certain classes of shares

2020 Semi-Annual Report	33

Notes to Financial Statements (continued)

April 30, 2020 (Unaudited)

of the Funds of the Trust. Although actual distribution expenses may be more or less, under the Plan, the Funds pay the Distributor an annual fee of the following amounts:

Fund	Class A Shares	Class C Shares (a)	Class R Shares (a)
Diversified Alternatives Fund	0.25%	1.00%	0.50%
Diversified Income Fund	0.25%	1.00%	0.50%
Dynamic Allocation Fund	0.25%	1.00%	0.50%

(a)  0.25% of which is service fees

The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

Pursuant to the current Underwriting Agreement, the Distributor will also receive the proceeds of contingent deferred sales charges (“CDSCs”) of 1.00% imposed on certain redemptions of Class C (and up to 1.00% for certain Class A) shares.

In addition, the Distributor will re-allow to dealers 5.00% of sales charges on Class A shares of the Funds, which have a maximum front-end sales charge of 5.75% and the Distributor or the Adviser may compensate broker dealers or financial intermediaries from its own resources at the rate of 1.00% on sales of Class C shares of the Funds, which have a maximum CDSC of 1.00%, (on the CDSC assessed on sales within one year of purchase). The amount the Distributor retained for commissions from front-end sales charges and CDSC fees for the six-month period ended April 30, 2020 was as follows:

Fund	Commissions retained from front-end sales charges of Class A shares	Commissions retained from CDSC fees of Class C (and certain Class A) shares
Diversified Alternatives Fund	$ –	$ –
Diversified Income Fund	2,210	4
Dynamic Allocation Fund	1,076	–
Total Retained	3,286	4

d.  Administrative Services Fees/Transfer Agent Out-of-Pocket Expenses

The Funds may pay and/or reimburse administrative services fees/transfer agent out-of-pocket expenses to certain broker-dealers and financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds (sometimes referred to as “sub-transfer agency fees”), subject to certain limitations approved by the Board. These fees may be in addition to Rule 12b-1 fees. Sub-transfer agency fees generally include, but are not limited to, costs associated with omnibus accounting, recordkeeping, networking, transfer agency or other administrative or shareholder services.

Class A, Class R and Institutional Service Class shares of the Funds pay for such services pursuant to an Administrative Services Plan adopted by the Board. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual administrative services fee of 0.25% for Class A, Class R and Institutional Services Class shares. Under an amendment to the Administrative Services Plan that is in effect until at least February 28, 2021, the administrative services fee is limited to a maximum of 0.15% for contracts with fees that are calculated as a percentage of Fund assets and a maximum of $16 per account for contracts with fees that are calculated on a dollar per account basis. Class C and Institutional Class shares may also pay for the services described above directly, as these classes are not subject to an Administrative Services Plan.

The amount of sub-transfer agent and administrative service fees paid during the six-month period ended April 30, 2020 was as follows:

Fund	Class A	Class C	Class R	Institutional Service	Institutional
Diversified Alternatives Fund	$5,792	$ 983	$1,082	$1	$6,307
Diversified Income Fund	2,391	1,306	93	–	168
Dynamic Allocation Fund	3,112	893	239	–	185

Amounts listed as “–“ are $0 or round to $0.

34	2020 Semi-Annual Report

Notes to Financial Statements (continued)

April 30, 2020 (Unaudited)

4. Investment Transactions

Purchases and sales of Underlying Funds for the six-month period ended April 30, 2020, were as follows:

Fund	Purchases	Sales
Diversified Alternatives Fund	$3,370,337	$6,593,683
Diversified Income Fund	71,569	978,171
Dynamic Allocation Fund	472,622	1,037,833

5. Portfolio Investment Risks

Principal Risks of the Funds

a.    Affiliated Funds Risk

The Funds’ Adviser serves as the adviser of certain Underlying Funds. It is possible that a conflict of interest among the Funds and the Underlying Funds could affect how the Funds’ Adviser fulfills its fiduciary duties to each Fund and the Underlying Funds.

b.    Asset Allocation Risk

Each Fund is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes and Underlying Funds. Each Fund will be exposed to risks of the Underlying Funds in which it invests. The Funds will be affected by stock and bond market risks, among others. To the extent a Fund invests in Underlying Funds that expose it to non-traditional or alternative asset classes (which include investments that focus on a specialized asset class (e.g. long-short strategies), as well as specific market sectors within a broader asset class), the Fund will be exposed to the increased risk associated with those asset classes. The potential impact of the risks related to an asset class depends on the size of a Fund’s investment allocation to it.

c.    Asset Class Variation Risk

The Underlying Funds invest principally in the securities or investments constituting their asset class. However, under normal market conditions, an Underlying Fund may vary the percentage of its assets in these securities or investments (subject to any applicable regulatory requirements). Depending upon the percentage of securities or investments in a particular asset class held by the Underlying Funds at any given time and the percentage of the Fund’s assets invested in various Underlying Funds, the Fund’s actual exposure to the securities or investments in a particular asset class may vary substantially from its allocation model for that asset class.

d.    Cybersecurity Risk

Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

e.    Derivatives Risk

Derivatives are speculative and may hurt a Fund’s performance. The potential benefits to be derived from a Fund’s derivatives strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in markets, which decisions could prove to be inaccurate.

Hedged Exposure Risk – Losses generated by a derivative or practice used by a Fund for hedging purposes should be offset in part by gains on the hedged investment depending on the degree of correlation between the hedging instrument and the assets hedged. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Correlation Risk – The Funds are exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

Counterparty Risk – Derivative transactions depend on the creditworthiness of the counterparty and the counterparty’s ability to fulfill its contractual obligations.

2020 Semi-Annual Report	35

Notes to Financial Statements (continued)

April 30, 2020 (Unaudited)

f.     Exchange-Traded Fund Risk

To the extent that a Fund invests in ETFs, the Fund may be subject to, among other risks, tracking error risk and passive and, in some cases, active management investment risk. An active secondary market in ETF shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance that an ETF’s shares will continue to be listed on an active exchange. In addition, Fund shareholders bear both their proportionate share of the Fund’s expenses and similar expenses incurred through the Fund’s ownership of the ETF.

g.    Fund of Funds Risk

Your cost of investing in one of the Funds, as a fund of funds, may be higher than the cost of investing in a mutual fund that only invests directly in individual securities. An Underlying Fund may change its investment objective or policies without a Fund’s approval, which could force the Fund to withdraw its investment from such Underlying Fund at a time that is unfavorable to the Fund. In addition, one Underlying Fund may buy the same securities that another Underlying Fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose.

Principal Risks of Underlying Funds

a.    Alternative Strategies Risk

Certain Funds invest in Underlying Funds that involve Alternative Strategies Risk. The performance of Underlying Funds that pursue alternative strategies is linked to the performance of highly volatile alternative asset classes (e.g., commodities and currencies) and alternative strategies (e.g., managed futures). To the extent a Fund invests in such Underlying Funds, the Fund’s share price will be exposed to potentially significant fluctuations in value. In addition, Underlying Funds that employ alternative strategies have the risk that anticipated opportunities do not play out as planned, resulting in potentially substantial losses to the Underlying Fund. Furthermore, alternative strategies may employ leverage, involve extensive short positions and/or focus on narrow segments of the market, which may magnify the overall risks and volatility associated with such Underlying Funds’ investments. Depending on the particular alternative strategies used by an Underlying Fund, it may be subject to risks not associated with more traditional investments. These risks may include, but are not limited to, derivatives risk, liquidity risk, credit risk, commodity risk and counterparty risk.

b.    Commodity Risk

The Funds may invest in Underlying Funds that involve Commodity Risk. The value of commodities may be more volatile than the value of equity securities or debt instruments and their value may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. The price of a commodity may be affected by demand/supply imbalances in the market for the commodity.

c.    Counterparty and Third Party Risk

Transactions involving a counterparty or third party (other than the issuer of the instrument) are subject to the counterparty’s or third party’s credit risk and ability to perform in accordance with the terms of the transaction.

d.    Credit Risk

Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

e.    Derivatives Risk

Derivatives can be highly volatile and involve risks in addition to the risks of the underlying security. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can involve leverage.

f.     Emerging Markets Risk

Emerging market securities are subject to a magnification of the risks that apply to foreign investments; such risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).

36	2020 Semi-Annual Report

Notes to Financial Statements (continued)

April 30, 2020 (Unaudited)

g.    Equity Securities Risk

The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

h.    Floating Rate Loan Risk

Floating rate loans generally are subject to restrictions on resale. Floating rate loans sometimes trade infrequently in the secondary market. As a result, valuing a floating rate loan can be more difficult and buying and selling a floating rate loan at an acceptable price can be more difficult or delayed. Difficulty in selling a floating rate loan can result in a loss. In addition, a floating rate loan may not be fully collateralized which may cause the floating rate loan to decline significantly in value.

i.     Foreign Currency Exposure Risk

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact a Fund more greatly to the extent the Underlying Fund does not hedge its currency risk, or hedging techniques used by the Underlying Fund are unsuccessful.

j.     Foreign Securities Risk

Foreign countries in which a Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

k.    High-Yield Bond and Other Lower-Rated Securities Risk

An Underlying Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Underlying Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

l.     Illiquid Securities Risk

The Funds may invest in Underlying Funds that hold illiquid securities. Illiquid securities are assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the Underlying Fund has valued the investment on its books and may include such securities as those not registered under U.S. securities laws or securities that cannot be sold in public transactions. An inability to sell a portfolio position can adversely affect the Underlying Fund’s value or prevent the Underlying Fund from being able to take advantage of other investment opportunities. Illiquid securities and relatively less liquid securities may also be difficult to value. Over recent years, the capacity of dealers to make markets in fixed income securities have been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, due to the increased supply in the market that would result from selling activity.

m.   Impact of Large Redemptions and Purchases of Underlying Fund Shares

Occasionally, shareholders of an Underlying Fund may make large redemptions or purchases of the Underlying Fund’s shares, which may cause the Underlying Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Underlying Fund’s performance and increase transaction costs to Underlying Fund shareholders, including the Fund. In addition, large redemption requests may exceed the cash balance of the Underlying Fund and result in credit line borrowing fees and/or overdraft charges to the Underlying Fund until the sale of portfolio securities necessary to cover the redemption request settles.

n.    Interest Rate Risk

Certain Funds invest in underlying Funds that involve interest rate risk. Fixed income investments are subject to interest rate risk, which generally causes the value of a fixed income portfolio to decrease when interest rates rise resulting in a decrease in the Underlying Fund’s, and possibly a Fund’s, net assets. An Underlying Fund may be subject to a greater risk of rising interest rates due to the current interest rate environment and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Interest rate fluctuations tend to have a greater impact on fixed income securities with a greater time to maturity and/or lower coupon. A fund with a

2020 Semi-Annual Report	37

Notes to Financial Statements (continued)

April 30, 2020 (Unaudited)

longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.

o.    Issuer Risk

The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.

p.    Market Risk

Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in that market in which an Underlying Fund invests.

q.    Mid-Cap Securities Risk

A Fund may invest in Underlying Funds that hold mid-cap securities. Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.

r.     Real Estate Investment Trusts (“REIT”) and Real Estate Risk

The Funds may invest in Underlying Funds that are subject to REIT and Real Estate Risk. Investment in REITs and real estate involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include risks related to general, regional and local economic conditions; fluctuations in interest rates; property tax rates, zoning laws, environmental regulations and other governmental action; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; changes in property values and rental rates; and other factors.

s.    Sector Risk

At times, a Fund may have a significant portion of its assets invested in Underlying Funds that invest primarily in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making a Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

t.     Short Sale Risk

The Diversified Alternatives Fund may invest in Underlying Funds that sell securities short. Short Sale risk is the risk that the price of a security sold short will increase in value between the time of the short sale and the time the Underlying Fund must purchase the security to return it to the lender. The Underlying Fund’s potential loss on a short sale could theoretically be unlimited in a case where the Underlying Fund is unable, for whatever reason, to close out its short position.

u.    Small-Cap Securities Risk

The Funds may invest in Underlying Funds that hold small-cap securities. Securities of smaller companies are usually less stable in price and less liquid than larger, more established companies. Therefore, they generally involve greater risk. If the value of a Fund’s investment decrease, you may lose money.

v.    Valuation Risk

The price that an Underlying Fund could receive upon the sale of any particular portfolio investment may differ from the Underlying Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Underlying Fund, and the Underlying Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. An Underlying Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Please read the Funds’ prospectus for more detailed information regarding these and other risks.

6. Contingencies

In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be estimated; however, the Funds expect the risk of loss from such claims to be remote.

38	2020 Semi-Annual Report

Notes to Financial Statements (continued)

April 30, 2020 (Unaudited)

7. Tax Information

As of April 30, 2020, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Diversified Alternatives Fund	$27,179,755	$406,765	$(1,996,060)	$(1,589,295)
Diversified Income Fund	11,879,675	68,506	(1,456,988)	(1,388,482)
Dynamic Allocation Fund	10,131,109	250,678	(747,630)	(496,952)

The tax character of distributions paid during the fiscal year ended October 31, 2019 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Diversified Alternatives Fund	$509,741	$ –	$509,741	$–	$135,915	$645,656
Diversified Income Fund	411,482	114,211	525,693	–	–	525,693
Dynamic Allocation Fund	237,376	232,885	470,261	–	–	470,261

Amounts listed as “–“ are $0 or round to $0.

As of October 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Late Year Ordinary and Post-October Capital Loss Deferrals	Other Temporary Differences	Unrealized Appreciation/ (Depreciation)*	Accumulated Capital and Other Losses**	Total Accumulated Earnings/ (Deficit)
Diversified Alternatives Fund	$–	$ –	$ –	$–	$–	$–	$–	$ 7,355	$(6,086,997)	$(6,079,642)
Diversified Income Fund	–	61,227	4,421	–	–	–	–	237,895	–	303,543
Dynamic Allocation Fund	–	25,789	170,883	–	–	–	–	821,128	–	1,017,800

*          The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

**      As of October 31, 2019, for Federal income tax purposes, these Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the Treasury regulations, with no expiration.

Amounts listed as “–“ are $0 or round to $0.

As of October 31, 2019, for federal income tax purposes, capital loss carryforwards, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains on each respective Fund throughout the years indicated.

Fund	Amount	Expires
Diversified Alternatives Fund	$4,597,980	Unlimited (Short-Term)
Diversified Alternatives Fund	1,489,017	Unlimited (Long-Term)

2020 Semi-Annual Report	39

Notes to Financial Statements (concluded)

April 30, 2020 (Unaudited)

8. Significant Shareholders

As of April 30, 2020, the Funds had shareholders with the percentage ownership indicated, which are considered significant shareholders (holdings greater than 5.0%) for financial reporting purposes:

Fund	Record Ownership %	Number of Account Owners
Diversified Alternatives Fund	63.3%	5
Diversified Income Fund	47.2	3
Dynamic Allocation Fund	20.9	1

Amounts listed as “–“ are $0 or round to $0.

9. Line of Credit

The Trust, on behalf of each of the funds of the Trust (including the Funds) (the “Borrowers”), has entered into an agreement (the “Agreement”) with State Street Bank and Trust Company (the “Bank”), subject to annual renewal. The Agreement provides for a revolving credit facility (the “Credit Facility”) in the amount of $150,000,000 to be utilized for temporary or emergency purposes to fund shareholder redemptions or other short-term liquidity purposes.

Principal on each outstanding loan made under the Agreement bears interest at a variable rate per annum equal to the higher of (a) the Federal Funds Rate as in effect on that day (not less than zero) plus 1.25% or (b) the One-Month London Interbank Offered Rate (“LIBOR”) as in effect on that day (not less than zero) plus 1.25%. In addition, the Borrowers shall pay to the Bank a commitment fee at the rate of 0.25% per annum on the daily unused portion of the Credit Facility, as applicable, which is allocated among the Borrowers in such manner as is determined by the Board to be reasonable. In 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement reference rate. As such, the potential effect of a transition away from LIBOR on the Fund’s payment obligations under the revolving credit facility cannot yet be determined. For each Fund that borrowed under the Credit Facility during the six-month period ended April 30, 2020, the following table shows the average outstanding daily balance of the days the Fund utilized the Credit Facility and the average weighted interest rate paid by the Fund during the six-month period ended April 30, 2020.

	Average Outstanding Daily Balance	Average Weighted Interest Rate	Days Utilized
Diversified Alternatives Fund	587,500	2.31%	2

10. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of April 30, 2020, other than those listed below.

At the June 17, 2020 Board meeting, the Board approved a form of plan of liquidation for the Aberdeen Diversified Alternatives Fund, Aberdeen Diversified Income Fund and Aberdeen Dynamic Allocation Fund pursuant to which each Fund will be liquidated on or about August 17, 2020.

40	2020 Semi-Annual Report

Shareholder Expense Examples (Unaudited)

As a shareholder of the Aberdeen Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, transfer agent out-of-pocket expenses, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Aberdeen Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2019 and continued to hold your shares at the end of the reporting period, April 30, 2020.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Actual Expenses Paid During Period” for the class of a Fund that you own to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of a Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the information for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

		Beginning Account Value, November 1, 2019	Actual Ending Account Value, April 30, 2020	Hypothetical Ending Account Value	Actual Expenses Paid During Period*+	Hypothetical Expenses Paid During Period*+1	Annualized Expense Ratio**
Diversified Alternatives Fund	Class A	$1,000.00	$945.10	$1,021.63	$3.14	$3.27	0.65%
	Class C	$1,000.00	$941.90	$1,018.65	$6.04	$6.27	1.25%
	Class R	$1,000.00	$944.40	$1,020.29	$4.45	$4.62	0.92%
	Institutional Class	$1,000.00	$947.20	$1,023.62	$1.21	$1.26	0.25%
Diversified Income Fund	Class A	$1,000.00	$879.50	$1,022.03	$2.66	$2.87	0.57%
	Class C	$1,000.00	$877.20	$1,018.65	$5.83	$6.27	1.25%
	Class R	$1,000.00	$877.80	$1,020.29	$4.30	$4.62	0.92%
	Institutional Class	$1,000.00	$881.70	$1,023.62	$1.17	$1.26	0.25%
Dynamic Allocation Fund	Class A	$1,000.00	$897.90	$1,021.98	$2.74	$2.92	0.58%
	Class C	$1,000.00	$895.00	$1,018.65	$5.89	$6.27	1.25%
	Class R	$1,000.00	$896.30	$1,020.09	$4.53	$4.82	0.96%
	Institutional Service Class	$1,000.00	$899.60	$1,023.62	$1.18	$1.26	0.25%
	Institutional Class	$1,000.00	$899.90	$1,023.62	$1.18	$1.26	0.25%

*          Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 182/366 (to reflect the one-half year period).

**      The expense ratio presented represents a six-month, annualized ratio.

+        Expenses are based on the direct expenses of the Fund and do not include the effect of the Underlying Funds’ expenses, which are disclosed in the Fee and expense table and described more fully in a footnote to that table in your Fund Prospectus.

1        Represents the hypothetical 5% return before expenses.

2020 Semi-Annual Report	41

Liquidity Risk Management Program (Unaudited)

The Funds have adopted and implemented a liquidity risk management program (the “Liquidity Program”) consistent with the requirements of Rule 22e-4 under the 1940 Act (the “Liquidity Rule”). “Liquidity Risk” is defined as the risk that a fund could not meet redemption requests “without significant dilution of remaining investors’ interests in the fund.” Aberdeen Standard Investments Inc., the investment adviser and administrator to the Funds, has been approved and designated by the Board of Trustees (the “Board”) as the administrator of the Liquidity Program (the “Administrator”) and has retained a third party to perform certain functions, including liquidity analytics and providing market data. The Administrator has formed a Liquidity Risk Management Committee (the “Committee”) to help implement and carry out the day-to-day operations of the Liquidity Program.

As required by the Liquidity Rule, at a meeting on March 18, 2020, the Board received a written annual report on the operation and effectiveness of the Liquidity Program for the period from February 1, 2019 to January 31, 2020 (the “Reporting Period”). The annual report provided, among other items, an overview of the Liquidity Program including:

•             information regarding the Committee and the monthly discussions by the Committee of various items including, but not limited to, the following:

º              Review and analysis of appropriate liquidity categories for portfolio investments

º              Review of highly liquid investment minimum (“HLIM”) and reasonably anticipated trading sizes (“RATS”)

º              Review of current and upcoming market events, such as market closures, that may impact liquidity

º              Review of large shareholder concentrations that may impact liquidity in the event of redemption

•             the monitoring and classification of portfolio holdings in four liquidity categories (including the operation of the HLIM and any breaches); and

•             enhancements to the Liquidity Program during the Reporting Period, which included:

º              monthly liquidity reports being provided to portfolio managers

º              evaluation and change in the RATS of Aberdeen Emerging Markets Fund based on shareholder concentration and the nature of securities held in the fund’s portfolio

º              changes to the Liquidity Program to address regulatory guidance relating to the closure of a foreign securities market for seven or more calendar days due to a foreign holiday.

The annual report concluded that the Liquidity Program was reasonably designed to assess and manage the Funds’ Liquidity Risk pursuant to the Liquidity Rule.

There can be no assurance that the Liquidity Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s Prospectus and Statement of Additional Information for more information regarding the risks of investing in a Fund, including a Fund’s exposure to liquidity risk and other risks to which the Funds may be subject.

42	2020 Semi-Annual Report

Results of Special Meetings of Shareholders

A Special Meeting of Shareholders of Aberdeen Funds was held on Wednesday, February 26, 2020 at 1900 Market Street, Suite 200, Philadelphia, Pennsylvania. The description of the proposal and number of shares of Aberdeen Funds voted at the meeting are as follows:

To elect four nominees (Rahn Porter, Neville Miles, Steve Rappaport and Radhika Ajmera) to the Trust’s Board of Trustees, each such Trustee to hold office until a successor is duly elected and qualifies.

Nominee	Votes For	Votes Withheld
Rahn Porter	385,249,268	11,314,951
Neville Miles	384,708,893	11,855,335
Steve Rappaport	384,398,163	12,166,059
Radhika Ajmera	392,090,644	4,473,564

All nominees were approved by shareholders. Trustees that were previously shareholder elected and continue to serve as Trustees are as follows: P. Gerald Malone, Peter D. Sacks, Warren C. Smith and Martin Gilbert.

A Special Meeting of Shareholders of each of the series of Aberdeen Funds listed below was held on Wednesday, February 26, 2020 at 1900 Market Street, Suite 200, Philadelphia, Pennsylvania. The description of the proposal and number of shares for each fund voted at the meeting are as follows:

To amend the Fund’s fundamental investment restriction regarding industry concentration.

Fund	Votes For	Votes Against	Abstain
Aberdeen Asia-Pacific (ex-Japan) Equity Fund	56,551	2,315	298
Aberdeen China A Share Equity Fund	15,064	634	8,590
Aberdeen Diversified Alternatives Fund	125,559	10,128	5,529
Aberdeen Diversified Income Fund	58,793	3,075	2,856
Aberdeen Dynamic Allocation Fund	29,958	666	0
Aberdeen Emerging Markets Debt Fund	58,655	1,097	10,856
Aberdeen Emerging Markets Fund*	181,933,322	113,189	615,712
Aberdeen Focused U.S. Equity Fund	107,980	2,426	3,085
Aberdeen Global Equity Fund	131,586	5,164	14,057
Aberdeen Global Absolute Return Strategies Fund*	823,661	32,566	328,052
Aberdeen Intermediate Municipal Income Fund	96,945	5,097	65,550
Aberdeen International Equity Fund	4,156,225	83,123	226,257
Aberdeen International Small Cap Fund	592,859	9,922	19,876
Aberdeen U.S. Mid Cap Equity Fund*	124,296	0	0
Aberdeen U.S. Small Cap Equity Fund	8,118,616	65,958	122,726

* Proposal passed for these funds only. All other funds did not pass the proposal.

2020 Semi-Annual Report	43

Rev. 05/2019

FACTS	WHAT DO ABERDEEN FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. The information can include:

•   Social Security/ Social Insurance number and account balance

•   Transaction history

•   Assets and Income

•   Investment experience

•   Checking account information and wire transfer instructions

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Aberdeen Standard Investments (“ASI”) choose to share; and whether you can limit this sharing. We do not disclose nonpublic personal information about our clients or former clients to third parties other than as described below. Where Aberdeen Funds does share personal information with a trusted third party, it does so under strict terms that require the information to be used only for the purpose for which it was disclosed, kept confidential and protected by appropriate security safeguards.

Reasons we can share your personal information	Do Aberdeen Funds share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – To offer our products and services to you	Yes	Yes
For joint marketing with our financial companies	No	We don’t share
For our affiliate’s everyday business purposes – Information about your transactions and experiences	Yes	No
For our affiliate’s everyday business purposes – Information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For our nonaffiliates to market to you	No	We don’t share
To limit our sharing	• For queries related to Closed End Funds, please call 1-800-522-5465. For queries related to Aberdeen Funds and Aberdeen Investment Funds, please call 877-332-7806.
Questions?	www.aberdeenstandard.com

Who we are
Who is providing this notice?	ASI’s North American Funds(collectively referred to as “Aberdeen Funds”)
What we do
How does ASI protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does ASI collect my personal information?	We collect your personal information through various means for example, when you: • Open an account or give us your contact information
• Seek advice about your investments or make deposits or withdrawals from your account
• Enter into an investment advisory contract
• Buy securities or interests in a fund from us
• Tell us where to send money

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	US Federal Law gives you the right to limit only:
• Sharing for ASI and affiliates’ everyday business purposes – information about your creditworthiness
• Affiliates from using your information to market to you
• Sharing for nonaffiliates to market to you

State or Provincial laws and individual companies may give you additional rights to limit sharing. In order to provide you with the services for which you have engaged ASI, the company relies on a number of third parties to provide support services, including profession, legal, accounting and technical support.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include subsidiaries of Standard Life Aberdeen plc, a global financial services company.
Nonaffiliates	Companies not related by common ownership and control. They can be financial and nonfinancial companies.
• Aberdeen Funds does not share personal information with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• Aberdeen Funds don’t jointly market.
Other important information

This Privacy Notice is being provided by Aberdeen Funds and Aberdeen Investment Funds, each a U.S.-registered open-end investment company, and North-American-registered closed-end investment companies managed by Aberdeen Standard Investments Inc. or its affiliates (collectively, North American Funds).

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Management Information

Trustees

P. Gerald Malone, Chairman

Radhika Ajmera

Martin J. Gilbert

Neville J. Miles

Rahn K. Porter

Steven N. Rappaport

Peter D. Sacks

Warren C. Smith

Investment Adviser

Aberdeen Standard Investments Inc.

1900 Market Street, Suite 200

Philadelphia, PA 19103

Fund Administrator

Aberdeen Standard Investments Inc.

1900 Market Street, Suite 200

Philadelphia, PA 19103

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W. 7th Street, Ste. 219534

Kansas City, MO 64105-1407

Distributor

Aberdeen Fund Distributors LLC

1900 Market Street, Suite 200

Philadelphia, PA 19103

Sub-Administrator, Custodian & Fund Accountant

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Fund Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

Aberdeen Standard Investments Inc.

1900 Market Street, Suite 200

Philadelphia, PA 19103

aberdeen-asset.us

AOE-0142-SAR

Aberdeen Funds
Fixed Income Series

Semi-Annual Report

April 30, 2020

Aberdeen Emerging Markets Debt Fund

Class A – AKFAX ■ Class C – AKFCX ■ Class R – AKFRX ■ Institutional Class – AKFIX ■ Institutional Service Class – AKFSX

Aberdeen Global Absolute Return Strategies Fund (formerly, Aberdeen Global Unconstrained Fixed Income Fund)

Class A – CUGAX ■ Class C – CGBCX ■ Institutional Class – AGCIX ■ Institutional Service Class – CGFIX

Aberdeen Intermediate Municipal Income Fund

Class A – NTFAX ■ Class C – GTICX ■ Institutional Class – ABEIX ■ Institutional Service Class – ABESX

Aberdeen Short Duration High Yield Municipal Fund

Class A – AAHMX ■ Institutional Class – AHYMX

Aberdeen Ultra Short Municipal Income Fund

Class A – ATOAX ■ Class A1 – ATOBX ■ Institutional Class – ATOIX

Beginning with reports for the period ending April 30, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from Aberdeen Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds or your financial intermediary electronically following the instructions included with this disclosure or by contacting your financial intermediary or the Funds.

You may elect to receive all future reports in paper free of charge. You can inform the Funds or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions included with this disclosure or by contacting the Funds at (866) 667-9231 or your financial intermediary. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary or with Aberdeen Funds.

Market Review	Page 1

Aberdeen Emerging Markets Debt Fund	Page 3

Aberdeen Global Absolute Return Strategies Fund	Page 12

Aberdeen Intermediate Municipal Income Fund	Page 29

Aberdeen Short Duration High Yield Municipal Fund	Page 36

Aberdeen Ultra Short Municipal Income Fund	Page 47

Financial Statements	Page 55

Notes to Financial Statements	Page 74

Shareholder Expense Examples	Page 94

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at https://www.aberdeenstandard.com/en-us/us/investor/fund-centre. Please read it carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

Aberdeen Funds is distributed by Aberdeen Fund Distributors LLC, Member FINRA, 1900 Market Street, Suite 200, Philadelphia, PA 19103.

Aberdeen Standard Investments Inc. (ASII) has been registered as an investment adviser under the Investment Advisers Act of 1940 since August 23, 1995.

The complete schedule of portfolio holdings for each fund of Aberdeen Funds (each a “Fund” and collectively, the “Funds”) is included in the Funds’ semi-annual and annual reports to shareholders. Aberdeen Funds also files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT filings are available on the Commission’s website at http://www.sec.gov and the Funds make the information on the exhibit to Form N-PORT available to shareholders on upon request without charge by calling 1-866-667-9231.

Statement Regarding Availability of Proxy Voting Record.
Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at https://www.aberdeenstandard.com/en-us/us/investor/fund-centre and on the Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling 1-866-667-9231; and (ii) on the Commission’s website at www.sec.gov.

Market Review

The six-month period ended April 30, 2020, was extremely challenging for global financial markets, as the onset of coronavirus (COVID-19) disrupted economic activities. Investors feared that the subsequent economic impact would result in a recession deeper than the global financial crisis (GFC) of 2008-2009. Global equity and fixed-income markets performed well in the first half of the reporting period as trade tensions between the U.S. and China eased and prospects of a partial deal between the world’s two largest economies improved. This changed in late February 2020, however, as the spread of the COVID-19 pandemic from China to other parts of the world rattled global markets. This was further compounded by a plunge in oil prices after Saudi Arabia and Russia failed to reach an agreement on production cuts amid a drop in demand. The monetary policy tightening by many central banks globally in the fourth quarter of 2019, gave way to policy easing as governments worldwide rolled out emergency fiscal stimulus, and central banks lowered interest rates.

By the end of the reporting period, some positive signs emerged as COVID-19 infection rates tapered globally. The phased-in reopening of the Chinese economy, along with the easing of social-distancing measures in some U.S. states and European countries, lifted investors’ risk appetite. Global equity prices moved higher in April 2020, while bond yields and currencies stabilized as liquidity issues abated. However, oil prices continued to decline. The drop in demand negated the largest coordinated output cut in history by the Organization of Petroleum Exporting Countries (OPEC) and its key partners. The price of West Texas Intermediate (WTI) Crude oil futures briefly turned negative on April 20, 2020, due to the lack of storage capacity.

Global equity prices finished the six-month reporting period in negative territory, with the Morgan Stanley Capital International (MSCI) World Index,1 a global equity market benchmark, returning -7.68%. U.S. large-cap company shares, as represented by the broader-market S&P 500 Index,2 were the strongest performers among developed markets for the period, returning -3.2%, while the Asia-Pacific region, as measured by the MSCI AC Asia-Pacific ex- Japan Index,3 returned -7.5% for the period. Japanese and European equities underperformed the overall global stock market, with the Tokyo Stock Price Index (TOPIX)4 and the MSCI Europe Index5 posting returns of -10.2% and -15.5%, respectively, for the reporting period.

In the U.S., the Federal Reserve (Fed) responded to the market carnage by implementing two separate emergency rate cuts totaling 50 and 100 basis points (bps), respectively, in March 2020, lowering the federal funds target rate to a range of 0% to 0.25%. In a statement issued following its monetary policy meeting on April 28-29, the Fed noted that it is “committed to using its full range of tools to support the U.S. economy in this challenging time, thereby promoting its maximum employment and price stability goals.” The pandemic significantly hampered the U.S. economy in the first quarter of 2020. U.S. gross domestic product (GDP) decreased at an annualized rate of 5.0% in the first three months of the year, down sharply from the 2.1% increase in the fourth quarter of 2019.6

The Asia-Pacific region held up relatively well amid the pandemic in the first four months of 2020. Investors’ fears of a global recession grew as widespread lockdowns to curb the spread of the virus crippled economic activity worldwide. Volatile oil prices attributable to the pandemic-induced drop in demand and worries about excess output further dampened investor sentiment. Central banks and governments in the Asia-Pacific region cut their respective benchmark interest rates, and implemented fiscal stimulus. These actions, along with slowing infection rates and easing lockdown restrictions near the end of the reporting period, enabled the Asia Pacific market to recoup some losses in April.

Emerging-market equities, as represented by the MSCI Emerging Markets Index,7 underperformed their developed-market counterparts, returning -10.5% for the reporting period. The asset class was affected disproportionately by the slump in the oil price globally. In the first half of the reporting period, geopolitical tensions in the Middle East caused the Brent Crude oil price to rise. However, with energy demand already weakening amid the COVID-19 pandemic fallout, a pact between oil-producing nations to limit supply collapsed. This subsequent plunge in crude prices further battered investor sentiment for emerging-market stocks.

International real estate stocks, as measured by the Financial Times Stock Exchange European Public Real Estate Association/National Association of Real Estate Investment Trusts (FTSE EPRA/NAREIT) Global ex U.S. Index,8 returned -20.8% for the reporting period, significantly underperforming the -13.2% return of the broader international equity market, as represented by the MSCI AC World ex-USA Index.9 Emerging markets were the weakest performers amid currency pressures and concern about the willingness of populist governments in countries such as Mexico and Brazil to respond decisively to the pandemic. Relative ‘safe-haven’ countries, including Switzerland, Germany and Belgium, were the strongest performers for the reporting period. Those sectors that were disproportionately hampered by the COVID-19-induced lockdowns, such as retail and hospitality, notably lagged the overall international real estate equity market for the period, while shares of logistics, residential and communications infrastructure companies performed relatively well.

Fixed-income securities were not immune to the volatility in the global financial markets during the reporting period, and there was divergent performance across geographical regions. The U.S. market was the strongest performer globally, with the Bloomberg Barclays U.S. Aggregate Index10 returning 4.9% over the period. The U.S. market benefited from the “risk-off” environment in the second half of the reporting period, as investors sought what they perceived to be ‘safe-haven’ assets. This factor, combined with the Fed’s aggressive monetary policy easing, led to a steep decline in yields across the U.S. Treasury curve. Yields on two- three-, five- and ten-year Treasury notes fell 132, 128, 115 and 105 bps to 0.20%, 0.24%, 0.36% and 0.64%, respectively, over the six-month reporting period, with the ten- to two-year spread widening by 27 bps to +44 bps. Conversely, emerging-market debt, as measured by the J.P. Morgan EMBI Global Diversified Index,11 returned -10.1% over the reporting period, and was the primary market laggard. As market volatility increased and oil prices plummeted, investors’ fears rose regarding the ability of certain

2020 Semi-Annual Report	1

Market Review (concluded)

economies within the emerging-market asset class to service debt obligations, most notably Argentina and Lebanon.

Outlook

The downturn in the global financial markets in the first quarter of 2020 was historic. Within the span of a few weeks, the dramatic spread of the COVID-19 pandemic across developed markets resulted in increasing containment measures, leading to a significant repricing of all asset classes. Certain macroeconomic indicators recently have implied that economic activity has returned, especially in China and parts of Asia that were the first to be hit by the virus. However, we refrain from concluding that things are “back to normal.”

In our view, the pandemic and associated shutdowns of economic activity have created an enormous negative growth shock that may cause deep recessions worldwide. However, with new infections declining in many regions, the attention of governments globally is turning to exit strategies and the nature of the economic recovery. We believe that the exits from lockdowns will be gradual, but even a tentative reopening of some economies should spur a strong rebound in growth.

COVID-19

The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, including the Fund, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time.

Aberdeen Standard Investments

1	The MSCI World Index tracks the performance of large- and mid-cap stocks across 23 developed-market countries.
2	The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market.
3	The MSCI AC Asia Pacific ex Japan Index tracks the performance of large and mid-cap stocks across two of three developed-market countries (excluding Japan) and nine emerging markets countries in Asia.
4	The Tokyo Stock Price Index (TOPIX) is a market capitalization-weighted index of large- and mid-sized companies listed on the Tokyo Stock Exchange.
5	The MSCI Europe Index tracks the performance of large- and mid-cap stocks across 15 developed-market countries in Europe.
6	Source: U.S. Department of Commerce, May 2020
7	The MSCI Emerging Markets Index tracks the performance of large and mid-cap stocks across 24 emerging-market countries.
8	The FTSE EPRA/NAREIT Global ex U.S. Index is an unmanaged index considered representative of real estate companies and real estate investment trusts (REITs) outside the U.S.
9	The MSCI AC World ex-USA Index tracks the performance of large- and mid-cap stocks across 22 developed-market countries outside of the U.S., as well as 26 emerging-market countries.
10	The Bloomberg Barclays U.S. Aggregate Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market.
11	The J .P. Morgan EMBI Global Diversified Index is a comprehensive global local emerging markets index comprising liquid, fixed-rate, domestic currency government bonds.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

2	2020 Semi-Annual Report

Aberdeen Emerging Markets Debt Fund (Unaudited)

Aberdeen Emerging Markets Debt Fund (Institutional Class shares net of fees) returned –12.60% for the six-month period ended April 30, 2020, versus the –10.08% return of its benchmark, the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index, during the same period.

Emerging-market debt began the period on a positive note, lifted by the announcement of the U.S.-China trade deal and reversal of certain tariffs between the two countries. Consequently, in December 2019, the J.P. Morgan EMBI Global Diversified Index, an emerging-markets hard-currency debt benchmark, recorded one of its highest monthly returns for the 2019 calendar year. However, as the coronavirus (COVID-19) pandemic emerged in early 2020, and subsequently spread rapidly across the globe, governments worldwide initiated various lockdown measures, leading economic activity to grind to a halt. Therefore, bonds sold off and emerging-market currencies (in aggregate) depreciated versus the U.S. dollar, particularly in March, when the J.P. Morgan EMBI Global Diversified Index returned –16.0% and the benchmark spread widened substantially versus comparable-duration1 U.S. Treasuries. Policymakers globally enacted unprecedented fiscal and monetary stimulus measures to stave off an impending recession that generally is forecast to be worse than the global financial crisis of 2008-2009. As market volatility increased and oil prices plummeted (leading to several credit-rating downgrades),2 investors’ fears rose regarding the ability of certain economies within the emerging-markets asset class to service debt obligations, most notably Argentina and Lebanon.

Despite the severe selloff in the first quarter of 2020, financial markets recovered somewhat in April, buoyed by global fiscal and monetary stimulus measures from governments and central banks globally, as well as by the gradual reopening of the Chinese economy. The expansion of the International Monetary Fund’s (IMF) emergency lending facilities was also supportive. Moreover, emerging-market primary issuance accelerated, with a record US$51.5 billion in debt issued in April, with investment-grade3 comprising the bulk.

Nevertheless, emerging-market hard-currency debt recorded negative returns over the reporting period, with the spread between the benchmark J.P. Morgan EMBI Global Diversified Index and comparable-duration U.S. Treasuries widening to 610 basis points (bps). Investment-grade assets outperformed their high-yield counterparts for most of the reporting period, although high-yield assets outperformed in December 2019, amid positive market sentiment. Even during the modest recovery in April, the performance of high-yield bonds lagged investment-grade assets due to investors’ risk-aversion and elevated default risks.

The onset of COVID-19 saw a notable decline in overall demand for oil globally. Oil prices were further hampered in March 2020 by Russia’s refusal to reduce production and thus stabilize the price of the commodity, which sparked a price war and resulted in the Brent Crude oil price plunging over 65% in the first quarter of 2020. Meanwhile, oversupply and storage issues in April led to further falls before members of the Organization of the Petroleum Exporting Countries (OPEC) and G204 countries finally agreed to cut supply, which stabilized prices somewhat. As a result, the Brent Crude price closed the reporting period at US$25.27 per barrel.

The Fund underperformed relative to its benchmark over the six-month period ended April 30, 2020. Overall security selection, country allocation, credit allocation and currency exposure detracted from Fund performance. The Fund’s allocations to local-currency bonds bolstered performance. On an issuer-specific basis, the Fund’s underweight positioning versus the benchmark in Argentina and Sri Lanka, as well as overweight exposure to Indonesia, contributed to performance. Fund performance also benefited from the lack of exposure to Zambia, Lebanon and Oman, and overweight allocations to Qatar and Saudi Arabia. Both security selection and an underweight position in Angola also had a positive impact on Fund performance. Finally, the Fund’s local-currency allocation in India and currency exposure to the euro contributed to performance for the reporting period.

The Fund’s overweight positioning relative to the benchmark in Ecuador detracted from performance for the reporting period, while the underweight exposure to Peru and China also had a negative impact. Moreover, overweight positioning, security selection and currency allocation in Mexico weighed on Fund performance, although this was partially offset by the local-currency bond allocation in this market. Additionally, the Fund’s overweight position in El Salvador, the lack of exposure to Poland, and holdings in the Bahamas, which is not represented in the benchmark J.P. Morgan EMBI Global Diversified Index, all detracted from performance for the reporting period. In terms of local-currency bond effects, the Fund’s exposure to Ivory Coast and Romania hampered performance. The currency exposure to Brazil, Uruguay and Russia also detracted from Fund performance.

In terms of portfolio activity, early in the reporting period, we increased the Fund’s hard-currency exposure to Mozambique, Qatar, Bahrain, Pakistan and Belarus. Conversely, we reduced the positioning in Gabon, Serbia, Sri Lanka, the Dominican Republic and Papua New Guinea. Later in the period, we added to the Fund’s holdings in Romania, Costa Rica, Panama, Nigeria, Uruguay and Ukraine. We also established a new position in Barbados after the government exited default and secured an IMF program. However, we decreased the Fund’s exposure to hard-currency bonds from Jamaica, Jordan and Tunisia.

1	Duration is an estimate of bond price sensitivity to changes in interest rates. The higher the duration, the greater the change (i.e., higher risk) in relation to interest-rate movements.
2

S&P, Moody’s and Fitch are independent, unaffiliated research companies that rate fixed income securities on the basis of risk and the borrower’s ability to make interest payments. S&P and Fitch credit ratings are expressed as letter grades that range from “AAA” to “D” to communicate the agency’s opinion of relative level of credit risk. Moody’s assigns ratings from Aaa to C, with Aaa being the highest quality and C the lowest quality.

3

Countries whose bonds are rated as “investment-grade’“ have a lower chance of defaulting on their debt than those rated as “non-investment grade.” Bonds rated BBB or above by credit rating agencies S&P and Fitch, or Baa3 or above by Moody’s, are classified as investment-grade.

4	The G20, which currently comprises 19 of the nations with the world’s largest economies, had a mandate to promote global economic growth, international trade, and regulation of financial markets.

2020 Semi-Annual Report	3

Aberdeen Emerging Markets Debt Fund (Unaudited) (concluded)

In the local-currency space, we added to the Fund’s positions in South Africa, Russia and Brazil. Additionally, we shortened the Fund’s duration in Indonesia and added to the positions in the country later in the reporting period, while reducing the exposure to Uruguay.

In terms of quasi-sovereigns, we added to the Fund’s holdings in Mexico’s state-owned oil and gas company, Petróleos Mexicanos (Pemex), Kazakhstan-based KazMunayGas Exploration Production JSC, Malaysian oil and gas company Petronas Gas Bhd, and Eskom Holdings SOC Ltd., a South African electricity company. Conversely, we trimmed the Fund’s exposure to Bahrain exposure via Oil & Gas Holding Co. B.S.C., and reduced the positions in Investment Corporation of Dubai and Zambia-based First Quantum Minerals Ltd. In the corporate sector, we added to the Fund’s holding in Colombia-based Ecopetrol SA and carried out a switch from Malaysia-based TNB Global Ventures Capital Bhd to China-based construction company Longfor Group Holdings Ltd. We employed derivatives over the reporting period that contributed less than 1.50% to the total return of the fund for the six month period ended April 30th.

The global financial markets have been hit hard by the spread of COVID-19 – an event that has very few historical examples in modern times. The economic downturn during lockdown and social-distancing periods will be the worst since the Great Depression of the 1930s, which requires more pronounced and coordinated policy responses across the world in order for the global economy to quickly regain its momentum. In this environment, we welcome the IMF’s support for the most vulnerable economies through its commitment of US$100 billion in emergency lending facilities, while we believe that policymakers globally will continue to introduce monetary and fiscal stimulus measures in an effort to cushion the fallout. Green shoots5 are starting to appear in China as the economy is slowly reopening, while we believe that China’s central bank and government will employ further monetary and fiscal stimuli. However, IMF and World Bank proposals for official bilateral creditors to provide a debt freeze to some of the world’s poorest countries have raised investors’ concerns, which in our view may persist in the coming months. We believe that the most relevant – and perhaps controversial – aspect of the G20’s debt relief initiative for eurobond investors was the section that stated: “Private creditors will be called upon to participate in the initiative on comparable terms.” We believe that this opens the door for countries to restructure their market debt under the guise of G20 and official sector influence.

In our view, the recent OPEC agreement cannot alleviate pressure on the global oil markets in the near term as the absence of storage capacity most likely will continue to weigh on prices, leaving the recovery in demand as a key solution to the issue. While all countries could suffer in the near-term, we believe that the scale, duration and persistence of the shock will vary, depending on which countries mount the strongest public health campaigns, implement the most effective policy responses, and had the most serious imbalances on the eve of the COVID-19 crisis. In our opinion, this requires an even more granular approach to differentiating between countries in a stronger fundamental position and those for which existing challenges and imbalances will be exacerbated by this crisis.

Portfolio Management:

Emerging Markets Debt Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 3.00% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.aberdeenstandard.com/en-us/us/investor/fund-centre.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase). The Fund’s investments in high yield bonds and other lower-rated securities will subject the Fund to substantial risk of loss.

Foreign securities in which the Fund may invest may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, currency exchange rates, political and economic risks. Fluctuation in currency exchange rates may impact the Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques used are unsuccessful. The foregoing risks are enhanced in emerging market countries.

To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

The Fund’s performance may be more volatile than a diversified fund because it may invest a greater percentage of its total assets in the securities of single issuer.

Derivatives are speculative and may hurt the Fund’s performance. They present the risk of disproportionately increased losses and/or reduced gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Please read the prospectus for more detailed information regarding these and other risks.

5	Green shoots are signs of economic recovery or positive data during an economic downturn.

4	2020 Semi-Annual Report

Aberdeen Emerging Markets Debt Fund (Unaudited)

Average Annual Total Return (For periods ended April 30, 2020)		Six Month†	1 Yr.	5 Yr.	Inception[1]
Class A	w/o SC	(12.70%)	(8.17%)	1.23%	1.08%
	w/SC2	(15.31%)	(10.94%)	0.62%	0.50%
Class C	w/o SC	(13.05%)	(8.76%)	0.60%	0.40%
	w/SC3	(13.90%)	(9.65%)	0.60%	0.40%
Class R4	w/o SC	(12.87%)	(8.39%)	1.00%	0.84%
Institutional Service Class[4]	w/o SC	(12.59%)	(7.85%)	1.61%	1.41%
Institutional Class[4]	w/o SC	(12.60%)	(7.87%)	1.60%	1.39%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

+	Not annualized
1	The Fund commenced operations on November 1, 2012.
2	A 3.00% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

* Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen Emerging Markets Debt Fund, the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index and the Consumer Price Index (CPI) for the periods ending April 30, 2020 and since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The J.P. Morgan EMBI Global Diversified Index is an alternatively weighted index that assigns a larger weight to less liquid issues from countries with smaller debt stocks and limits the weights of those index countries with larger debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding. The index consists of U.S. dollar-denominated Brady bonds, Eurobonds, and traded loans issued by sovereign and quasi-sovereign entities issued in emerging markets countries.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

2020 Semi-Annual Report	5

Aberdeen Emerging Markets Debt Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

April 30, 2020 (Unaudited)

Asset Allocation
Government Bonds	67.1%
Corporate Bonds	23.0%
Short-Term Investment	8.6%
Warrants	–%
Other Assets in Excess of Liabilities	1.3%
100.0%

The following chart summarizes the composition of the Fund’s portfolio, expressed as a percentage of net assets. The industries listed below may include more than one industry group. As of April 30, 2020, the Fund did not have more than 25% of its assets invested in any industry group.

Top Industries
Oil, Gas & Consumable Fuels	9.6%
Commercial Banks	3.2%
Electric Utilities	2.6%
Real Estate	1.7%
Energy Equipment & Services	1.2%
Diversified Financial Services	1.0%
Chemicals	0.5%
Airlines	0.5%
Paper & Forest Products	0.4%
Real Estate Investment Trust (REIT) Funds	0.4%
Other	78.9%
100.0%

Top Holdings*
Qatar Government International Bond 03/14/2049	3.0%
Ukraine Government International Bond 09/01/2024	2.6%
Brazil Notas do Tesouro Nacional, Series B 08/15/2024	2.2%
Indonesia Government International Bond 02/17/2037	2.0%
Saudi Government International Bond 04/17/2049	1.8%
Saudi Arabian Oil Co. 04/16/2039	1.7%
Indonesia Government International Bond 01/15/2024	1.7%
Indonesia Treasury Bond, Series FR82 09/15/2030	1.7%
Egypt Government International Bond 03/01/2029	1.6%
Qatar Government International Bond 04/23/2048	1.6%
Other	80.1%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United States	8.6%
Indonesia	8.6%
Qatar	6.6%
Mexico	6.4%
Saudi Arabia	4.8%
Ukraine	4.9%
United Arab Emirates	4.7%
Egypt	4.1%
South Africa	3.7%
Brazil	2.6%
Other	45.0%
100.0%

6	2020 Semi-Annual Report

Statement of Investments

April 30, 2020 (Unaudited)
Aberdeen Emerging Markets Debt Fund

	Shares or Principal Amount	Value (US$)
CORPORATE BONDS (23.0%)
BAHRAIN (0.4%)
Oil, Gas & Consumable Fuels (0.4%)
Oil and Gas Holding Co. BSCC (USD), 7.63%, 11/07/2024 (a)	$200,000	$194,988
BRAZIL (0.4%)
Engineering & Construction (0.0%)
OAS Restructuring BVI Ltd., PIK (BRL), 5.00%, 03/31/2035 (b)(c)	79,089	–
Paper & Forest Products (0.4%)
Suzano Austria GmbH (USD), 7.00%, 03/16/2047 (a)	200,000	202,750
		202,750
CHILE (0.8%)
Airlines (0.1%)
Latam Airlines 2015-1 Pass Through Trust A (USD), 4.20%, 11/15/2027 (c)	62,744	48,940
Electric Utilities (0.7%)
Empresa Electrica Angamos SA (USD), 4.88%, 05/25/2029 (a)(c)(d)	330,400	324,651
		373,591
CHINA (1.4%)
Real Estate (1.4%)
Country Garden Holdings Co. Ltd. (USD), 5.13%, 01/17/2025 (a)	450,000	434,521
Longfor Group Holdings Ltd. (USD), 3.95%, 09/16/2029 (a)	230,000	223,109
		657,630
COLOMBIA (1.4%)
Commercial Banks (0.7%)
Bancolombia SA, (fixed rate to 10/18/2022, variable rate thereafter) (USD), 4.88%, 10/18/2027	400,000	352,504
Oil, Gas & Consumable Fuels (0.7%)
Ecopetrol SA (USD), 6.88%, 04/29/2030	307,000	316,600
		669,104
GEORGIA (1.2%)
Energy Equipment & Services (0.8%)
Georgian Oil and Gas Corp. JSC (USD), 6.75%, 04/26/2021 (a)(c)	400,000	380,000
Transportation (0.4%)
Georgian Railway JSC (USD), 7.75%, 07/11/2022 (a)	200,000	194,040
		574,040
INDIA (0.7%)
Commercial Banks (0.7%)
HDFC Bank Ltd. (INR), 8.10%, 03/22/2025 (a)(c)	10,000,000	134,902

	Shares or Principal Amount	Value (US$)
State Bank of India (USD), 4.50%, 09/28/2023 (a)	$200,000	$204,751
		339,653
INDONESIA (1.7%)
Electric Utilities (0.6%)
Perusahaan Listrik Negara PT (USD), 6.25%, 01/25/2049 (a)	240,000	262,200
Oil, Gas & Consumable Fuels (1.1%)
Pertamina Persero PT (USD), 6.00%, 05/03/2042 (a)	490,000	516,774
		778,974
KAZAKHSTAN (1.5%)
Oil, Gas & Consumable Fuels (1.5%)
KazMunayGas National Co. JSC (USD), 4.75%, 04/19/2027 (a)	520,000	503,100
Tengizchevroil Finance Co. International Ltd. (USD), 4.00%, 08/15/2026 (a)(d)	200,000	190,520
		693,620
MALAYSIA (0.5%)
Oil, Gas & Consumable Fuels (0.5%)
Petronas Capital Ltd. (USD), 4.55%, 04/21/2050 (a)	200,000	216,694
MEXICO (3.8%)
Commercial Banks (0.5%)
BBVA Bancomer SA., (fixed rate to 09/13/2029, variable rate thereafter) (USD), 5.88%, 09/13/2034 (a)	230,000	201,411
Oil, Gas & Consumable Fuels (2.9%)
Petroleos Mexicanos
(USD), 6.50%, 03/13/2027	800,000	648,800
(USD), 6.84%, 01/23/2030 (a)	180,000	140,625
(USD), 5.95%, 01/28/2031 (a)	80,000	57,944
(USD), 6.50%, 06/02/2041	200,000	133,750
(USD), 6.95%, 01/28/2060 (a)	570,000	400,397
		1,381,516
Real Estate Investment Trust (REIT) Funds (0.4%)
Trust F/1401 (USD), 6.39%, 01/15/2050 (a)	220,000	196,077
		1,779,004
MOROCCO (0.5%)
Chemicals (0.5%)
OCP SA (USD), 6.88%, 04/25/2044 (a)	200,000	236,500
NIGERIA (0.4%)
Engineering & Construction (0.4%)
IHS Netherlands Holdco BV (USD), 8.00%, 09/18/2027 (a)	200,000	182,000

See accompanying Notes to Financial Statements.

2020 Semi-Annual Report	7

Statement of Investments (continued)

April 30, 2020 (Unaudited)
Aberdeen Emerging Markets Debt Fund

	Shares or Principal Amount	Value (US$)
CORPORATE BONDS (continued)
PANAMA (0.4%)
Commercial Banks (0.4%)
Global Bank Corp., (fixed rate to 01/16/2029, variable rate thereafter) (USD), 5.25%, 04/16/2029 (a)	$198,000	$185,427
PERU (0.4%)
Metals & Mining (0.4%)
Nexa Resources SA (USD), 5.38%, 05/04/2027 (a)	200,000	184,500
SAUDI ARABIA (1.7%)
Oil, Gas & Consumable Fuels (1.7%)
Saudi Arabian Oil Co. (USD), 4.25%, 04/16/2039 (a)	800,000	822,353
SINGAPORE (0.3%)
Oil, Gas & Consumable Fuels (0.3%)
Puma International Financing SA (USD), 5.00%, 01/24/2026 (a)	200,000	126,231
SOUTH AFRICA (1.2%)
Diversified Telecommunication Services (0.4%)
Liquid Telecommunications Financing PLC (USD), 8.50%, 07/13/2022 (a)	200,000	169,700
Electric Utilities (0.8%)
Eskom Holdings SOC Ltd. (USD), 7.13%, 02/11/2025 (a)	530,000	386,900
		556,600
THAILAND (0.4%)
Oil, Gas & Consumable Fuels (0.4%)
Thaioil Treasury Center Co. Ltd. (USD), 4.63%, 11/20/2028 (a)	200,000	207,658
TUNISIA (0.9%)
Commercial Banks (0.9%)
Banque Centrale de Tunisie International Bond (EUR), 6.38%, 07/15/2026 (a)	469,000	418,872
UKRAINE (0.3%)
Iron/Steel (0.3%)
Metinvest BV (USD), 8.50%, 04/23/2026 (a)	200,000	133,000
UNITED ARAB EMIRATES (2.6%)
Airlines (0.4%)
Zahidi Ltd. (USD), 4.50%, 03/22/2028 (a)(d)	197,059	174,522
Diversified Financial Services (1.0%)
ICD Sukuk Co. Ltd. (USD), 5.00%, 02/01/2027 (a)	500,000	487,860
Electric Utilities (0.5%)
Abu Dhabi National Energy Co. PJSC (USD), 4.88%, 04/23/2030 (a)	200,000	219,002

	Shares or Principal Amount	Value (US$)
Energy Equipment & Services (0.4%)
Abu Dhabi Crude Oil Pipeline LLC (USD), 4.60%, 11/02/2047 (a)(d)	$200,000	$213,550
Real Estate (0.3%)
MAF Global Securities Ltd., (fixed rate to 09/07/2022, variable rate thereafter) (USD), 5.50%, 09/07/2022 (a)(e)	200,000	154,467
		1,249,401
VENEZUELA (0.1%)
Oil, Gas & Consumable Fuels (0.1%)
Petroleos de Venezuela SA
(USD), 0.00%, 05/16/2024 (c)	1,140,000	42,750
(USD), 0.00%, 11/15/2026 (c)	525,236	19,696
		62,446
Total Corporate Bonds		10,845,036
GOVERNMENT BONDS (67.1%)
ARGENTINA (0.2%)
Argentine Republic Government International Bond
(EUR), 7.82%, 12/31/2033 (d)	275,221	85,998
(USD), 0.00%, 12/15/2035 (f)	533,627	2,028
		88,026
ARMENIA (1.8%)
Republic of Armenia International Bond
(USD), 7.15%, 03/26/2025 (a)	400,000	423,960
(USD), 3.95%, 09/26/2029 (a)	460,000	426,157
		850,117
BAHAMAS (1.4%)
Bahamas Government International Bond (USD), 6.00%, 11/21/2028 (a)	832,000	673,920
BAHRAIN (0.9%)
Bahrain Government International Bond
(USD), 7.00%, 10/12/2028 (a)	200,000	198,802
(USD), 5.63%, 09/30/2031 (a)	280,000	251,300
		450,102
BARBADOS (0.2%)
Barbados Government International Bond (USD), 6.50%, 10/01/2029 (a)(d)	127,300	108,205
BELARUS (0.4%)
Republic of Belarus International Bond (USD), 6.20%, 02/28/2030 (a)	220,000	197,714
BELIZE (0.4%)
Belize Government International Bond (USD), 4.94%, 02/20/2034 (a)(c)(d)(g)	440,000	193,600
BENIN (0.9%)
Benin Government International Bond (EUR), 5.75%, 03/26/2026 (a)(d)	450,000	406,834

See accompanying Notes to Financial Statements.

8	2020 Semi-Annual Report

Statement of Investments (continued)

April 30, 2020 (Unaudited)
Aberdeen Emerging Markets Debt Fund

	Shares or Principal Amount	Value (US$)
GOVERNMENT BONDS (continued)
BRAZIL (2.2%)
Brazil Notas do Tesouro Nacional, Series B (BRL), 6.00%, 08/15/2024 (h)	$1,550,000	$1,051,730
COLOMBIA (0.3%)
Colombia Government International Bond (USD), 7.38%, 09/18/2037	100,000	124,350
COSTA RICA (1.4%)
Costa Rica Government International Bond
(USD), 4.25%, 01/26/2023 (a)	340,000	301,750
(USD), 5.63%, 04/30/2043 (a)	200,000	140,002
(USD), 7.16%, 03/12/2045 (a)	300,000	231,000
		672,752
DOMINICAN REPUBLIC (2.1%)
Dominican Republic International Bond
(USD), 6.88%, 01/29/2026 (a)	300,000	288,000
(USD), 6.85%, 01/27/2045 (a)	820,000	711,350
		999,350
ECUADOR (1.4%)
Ecuador Government International Bond
(USD), 10.75%, 03/28/2022 (a)	420,000	132,829
(USD), 8.75%, 06/02/2023 (a)	910,000	282,100
(USD), 7.88%, 03/27/2025 (a)	290,000	82,650
(USD), 9.65%, 12/13/2026 (a)	670,000	189,282
		686,861
EGYPT (4.1%)
Egypt Government International Bond
(USD), 7.60%, 03/01/2029 (a)	820,000	777,288
(EUR), 5.63%, 04/16/2030 (a)	450,000	404,368
(USD), 8.50%, 01/31/2047 (a)	200,000	178,500
(USD), 7.90%, 02/21/2048 (a)	250,000	215,312
(USD), 8.70%, 03/01/2049 (a)	400,000	358,478
		1,933,946
EL SALVADOR (2.0%)
El Salvador Government International Bond
(USD), 5.88%, 01/30/2025 (a)	850,000	677,875
(USD), 8.63%, 02/28/2029 (a)	300,000	253,500
(USD), 8.25%, 04/10/2032 (a)	48,000	39,120
		970,495
GHANA (1.6%)
Ghana Government International Bond
(USD), 7.88%, 02/11/2035 (a)(d)	200,000	150,300
(USD), 8.63%, 06/16/2049 (a)(d)	610,000	457,652
(USD), 8.75%, 03/11/2061 (a)(d)	200,000	150,620
		758,572
INDONESIA (6.9%)
Indonesia Government International Bond
(USD), 5.88%, 01/15/2024 (a)	730,000	801,854
(USD), 6.63%, 02/17/2037 (a)	740,000	937,446

	Shares or Principal Amount	Value (US$)
Indonesia Treasury Bond
Series FR82 (IDR), 7.00%, 09/15/2030	$12,594,000,000	$797,975
Series FR75 (IDR), 7.50%, 05/15/2038	3,000,000,000	188,571
Series FR79 (IDR), 8.38%, 04/15/2039	4,800,000,000	325,013
Perusahaan Penerbit SBSN Indonesia III (USD), 4.35%, 09/10/2024 (a)	200,000	209,100
		3,259,959
IRAQ (1.4%)
Iraq International Bond (USD), 6.75%, 03/09/2023 (a)	870,000	657,024
IVORY COAST (1.7%)
Ivory Coast Government International Bond
(EUR), 5.25%, 03/22/2030 (a)(d)	680,000	607,320
(EUR), 5.88%, 10/17/2031 (a)(d)	200,000	177,794
		785,114
MEXICO (2.6%)
Mexican Bonos
Series M20 (MXN), 10.00%, 12/05/2024	8,400,000	410,799
Series M (MXN), 5.75%, 03/05/2026	16,700,000	687,048
Mexico Government International Bond (USD), 6.05%, 01/11/2040	130,000	141,539
		1,239,386
MONTENEGRO (0.5%)
Montenegro Government International Bond (EUR), 2.55%, 10/03/2029 (a)	247,000	234,586
MOROCCO (0.5%)
Morocco Government International Bond (EUR), 1.50%, 11/27/2031 (a)	220,000	215,860
MOZAMBIQUE (0.5%)
Mozambique International Bond (USD), 5.00%, 09/15/2031 (a)(d)	360,000	246,672
NIGERIA (1.5%)
Nigeria Government International Bond
(USD), 7.63%, 11/21/2025 (a)	253,000	211,255
(USD), 6.50%, 11/28/2027 (a)	460,000	347,300
(USD), 7.63%, 11/28/2047 (a)	200,000	146,000
		704,555
PAKISTAN (0.4%)
Pakistan Government International Bond (USD), 6.88%, 12/05/2027 (a)	200,000	172,960
PANAMA (0.5%)
Panama Government International Bond (USD), 4.50%, 04/01/2056 (d)	200,000	225,702
PARAGUAY (1.4%)
Paraguay Government International Bond (USD), 6.10%, 08/11/2044 (a)	600,000	661,506

See accompanying Notes to Financial Statements.

2020 Semi-Annual Report	9

Statement of Investments (continued)

April 30, 2020 (Unaudited)
Aberdeen Emerging Markets Debt Fund

	Shares or Principal Amount	Value (US$)
GOVERNMENT BONDS (continued)
QATAR (6.6%)
Qatar Government International Bond
(USD), 3.88%, 04/23/2023 (a)	$440,000	$466,080
(USD), 4.00%, 03/14/2029 (a)	450,000	499,311
(USD), 5.10%, 04/23/2048 (a)	600,000	747,000
(USD), 4.82%, 03/14/2049 (a)	1,160,000	1,395,229
		3,107,620
ROMANIA (1.0%)
Romanian Government International Bond
(EUR), 2.00%, 01/28/2032 (a)	212,000	196,249
(EUR), 3.50%, 04/03/2034 (a)	250,000	264,301
		460,550
RUSSIA (2.6%)
Russian Federal Bond – OFZ
Series 6228 (RUB), 7.65%, 04/10/2030	30,700,000	463,287
Series 6221 (RUB), 7.70%, 03/23/2033	35,750,000	548,267
Russian Foreign Bond – Eurobond
(USD), 4.88%, 09/16/2023 (a)	200,000	218,000
		1,229,554
RWANDA (0.9%)
Rwanda International Government Bond
(USD), 6.63%, 05/02/2023 (a)	450,000	418,851
SAUDI ARABIA (3.1%)
Saudi Government International Bond
(USD), 4.50%, 04/17/2030 (a)	570,000	638,400
(USD), 5.00%, 04/17/2049 (a)	770,000	849,709
		1,488,109
SENEGAL (1.2%)
Senegal Government International Bond
(USD), 6.25%, 07/30/2024 (a)	400,000	370,600
(EUR), 4.75%, 03/13/2028 (a)(d)	200,000	188,473
		559,073
SOUTH AFRICA (2.5%)
Republic of South Africa Government Bond, Series 2040 (ZAR), 9.00%, 01/31/2040	10,200,000	435,159
Republic of South Africa Government International Bond
(USD), 4.67%, 01/17/2024	300,000	295,500
(USD), 6.25%, 03/08/2041	500,000	437,956
		1,168,615
SRI LANKA (0.7%)
Sri Lanka Government International Bond
(USD), 6.25%, 10/04/2020 (a)	100,000	87,000
(USD), 7.85%, 03/14/2029 (a)	200,000	113,002
(USD), 7.55%, 03/28/2030 (a)	200,000	113,982
		313,984

	Shares or Principal Amount	Value (US$)
TURKEY (1.4%)
Turkey Government International Bond
(USD), 7.38%, 02/05/2025	$410,000	$416,538
(USD), 4.88%, 10/09/2026	270,000	236,700
		653,238
UKRAINE (4.6%)
Ukraine Government International Bond
(USD), 7.75%, 09/01/2021 (a)	200,000	192,742
(USD), 7.75%, 09/01/2023 (a)	370,000	350,575
(USD), 7.75%, 09/01/2024 (a)	1,300,000	1,225,219
(EUR), 6.75%, 06/20/2026 (a)	300,000	290,496
(USD), 7.75%, 09/01/2026 (a)	110,000	101,471
		2,160,503
UNITED ARAB EMIRATES (2.1%)
Abu Dhabi Government International Bond (USD), 3.13%, 04/16/2030 (a)	287,000	304,995
Sharjah Sukuk Program Ltd. (USD), 4.23%, 03/14/2028 (a)	645,000	667,575
		972,570
URUGUAY (1.2%)
Uruguay Government International Bond
(USD), 4.38%, 01/23/2031 (d)	172,238	189,679
(USD), 5.10%, 06/18/2050 (d)	350,000	396,816
		586,495
VENEZUELA (0.0%)
Venezuela Government International Bond (USD), 9.25%, 05/07/2028 (c)(i)	165,000	13,200
Total Government Bonds		31,702,260
WARRANTS (0.0%)
BRAZIL (0.0%)
OAS S.A. (b)(c)(j)	29,232	–
Total Warrants		0
SHORT-TERM INVESTMENT (8.6%)
UNITED STATES (8.6%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.22% (k)	4,048,611	4,048,611
Total Short-Term Investment		4,048,611
Total Investments (Cost $53,984,288) (l)—98.7%		46,595,907
Other Assets in Excess of Liabilities—1.3%		610,345
Net Assets—100.0%		$47,206,252

(a) Denotes a security issued under Regulation S or Rule 144A.

(b) Level 3 security. See Note 2(a) of the accompanying Notes to Financial Statements.

(c) Illiquid security.

(d) Sinkable security.

See accompanying Notes to Financial Statements.

10	2020 Semi-Annual Report

Statement of Investments (concluded)

April 30, 2020 (Unaudited)
Aberdeen Emerging Markets Debt Fund

(e)   Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely. The maturity date presented for these instruments represents the next call/put date.

(f)      Variable Rate Instrument. The rate shown is based on the latest available information as of April 30, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(g)  Indicates a stepped coupon bond. This bond was issued with a low coupon that gradually increases over the life of the bond.

(h)  Inflation linked security.

(i)      Security is in default.

(j)      Non-Income Producing Security

.

(k)   Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2020.

(l)      See accompanying Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.

BRL                           Brazilian Real

EUR                         Euro Currency

IDR                             Indonesian Rupiah

INR                             Indian Rupee

MXN                        Mexican Peso

PIK                               Payment In Kind

PLC                           Public Limited Company

RUB                         Russian Ruble

USD                         U.S. Dollar

ZAR                          South African Rand

At April 30, 2020, the Fund’s open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation
Indian Rupee/United States Dollar
05/20/2020	Deutsche Bank AG	INR	51,778,000	USD668,276		$ 685,814	$ 17,538
Indonesian Rupiah/United States Dollar
05/20/2020	Deutsche Bank AG	IDR	9,012,206,000	USD535,644		595,022	59,378
						$1,280,836	$76,916

Sale Contracts Settlement Date	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Brazilian Real
05/20/2020	Barclays Bank plc	USD	470,523	BRL	2,111,000	$ 387,731	$ 82,792
05/20/2020	Deutsche Bank AG	USD	71,121	BRL	373,000	68,509	2,612
05/20/2020	UBS AG	USD	772,549	BRL	3,349,000	615,116	157,433
United States Dollar/Euro
07/08/2020	JPMorgan Chase	USD	3,483,430	EUR	3,183,000	3,492,210	(8,780)
United States Dollar/Indian Rupee
05/20/2020	UBS AG	USD	132,591	INR	9,568,000	126,731	5,860
United States Dollar/Indonesian Rupiah
05/20/2020	Deutsche Bank AG	USD	168,119	IDR	2,330,639,000	153,878	14,241
United States Dollar/Mexican Peso
07/08/2020	Barclays Bank plc	USD	996,019	MXN	24,528,000	1,008,065	(12,046)
United States Dollar/South African Rand
07/08/2020	Deutsche Bank AG	USD	485,439	ZAR	9,074,000	486,533	(1,094)
						$6,338,773	$241,018
Unrealized appreciation on forward foreign currency exchange contracts							$339,854
Unrealized depreciation on forward foreign currency exchange contracts							(21,920)

See accompanying Notes to Financial Statements.

2020 Semi-Annual Report	11

Aberdeen Global Absolute Return Strategies Fund (Unaudited)

Effective November 15, 2019, the Fund name changed from Aberdeen Global Unconstrained Fixed Income Fund to Aberdeen Global Absolute Return Strategies Fund. The Fund changed its investment objective and principal investment strategies, including its 80% investment policy.

Aberdeen Global Absolute Return Strategies Fund (Institutional Class shares net of fees) returned –1.03% for the six-month period ended April 30, 2020, versus the 0.95% return of its benchmark, the ICE Bank of America 3-Month U.S. Treasury Bill Note Index, for the same period.

Major global equity market indices moved higher during November and December 2019, as supportive central bank actions and hopes of a breakthrough in the U.S.-China trade war helped to allay investors’ fears about global economic growth. Additionally, the decisive UK election outcome, in which incumbent Prime Minister Boris Johnson’s Conservative Party won a majority in Parliament, removed much of the political wrangling and uncertainty related to Brexit. However, as 2020 progressed, the focus shifted to the coronavirus (COVID-19) outbreak as it spread from China to engulf much of the rest of the world. Governments responded with drastic containment measures which all but crippled the global economy. As global growth forecasts were adjusted downward, central banks sought to ease the pain by slashing interest rates and implementing aggressive support programs. Many global governments also announced unprecedented spending packages to aid businesses and individuals so that the economy might recover more quickly once the pandemic has passed.

The Fund’s exposure to global real estate investment trusts (REITs) weighed on performance for the reporting period, as the COVID-19 crisis weakened the global property market outlook. Similarly, the Fund’s position in Mexican government bonds hampered Fund performance as investor sentiment towards riskier assets such as emerging markets soured.

Plummeting oil prices during the reporting period caused global inflation expectations to fall As a result, the Fund’s U.S. inflation strategy, which was designed to profit from rising inflation expectations, detracted from performance. However, the Fund’s short UK inflation strategy, which is positioned to benefit from falling inflation expectations, contributed to performance for the reporting period. The Fund’s European equity infrastructure position also performed well following news of a large spending plan from the European Commission aimed at cutting carbon emissions.

During the early part of the reporting period, we increased the Fund’s risk level to reflect our more positive view of the global economy. Thereafter, as the COVID-19 crisis escalated, we greatly reduced the risk level and adopted a relatively defensive stance. Following aggressive stimulus from global central banks and governments, we selectively increased the Fund’s risk. For example, we increased the Fund’s allocation to corporate bonds, which we believe will benefit from central bank stimulus plans.

We employed derivatives in the Fund throughout the reporting period. We used currency forwards1 to implement our investment views and hedge any unintended currency risk at the Fund level. Within the Fund’s fixed-income segment, we employed bond futures, credit default swaps,2 interest-rate swaps,3 inflation swaps4 and currency forwards to implement our investment views and to manage currency and interest-rate exposure. We used equity futures, options and total return swaps5 to implement and manage the Fund’s equity exposure. The derivatives positions contributed approximately 5.60% the Fund’s absolute return for the reporting period.

Our recent selective addition of risk-facing sectors such as corporate bonds does not mean that we believe the global economic outlook has improved significantly. While declining COVID-19 infection and mortality trends have allowed some countries to start releasing lockdowns, we view the progress as limited. In our opinion, there likely will be a slow pace of normalization, particularly in those parts of the services sector which are reliant on close interaction with clients. Levels of unemployment have risen at record rates in many countries, so we believe that the potential knock-on consequences for consumption and therefore businesses are substantial. We think that this is mitigating by global central bank and government stimulus packages of unprecedented scale. In our view, this will underpin some asset classes so we have aligned the Fund’s positioning within these areas. We see the range of potential outcomes for economies and markets as being extraordinarily wide. These outcomes most likely will differ significantly according to the severity of infections, effectiveness of control measures, the scale of stimulus packages, and sectoral mix in each nation’s economy. We believe that some equity markets already appear to price in an optimistic recovery scenario; therefore, the Fund has relatively fewer holdings in these markets. However, in our opinion, these volatile conditions offer the potential for valuable new opportunities which we will seek to uncover.

Portfolio Management:

Global Multi-Asset Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 3.00% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth

1             A currency forward is a binding contract in the foreign exchange market that locks in the exchange rate for the purchase or sale of a currency on a future date.

2             A credit default swap is a contract that transfers the credit exposure of fixed-income products between two or more parties.

3             An interest-rate swap is an agreement between two parties in which one stream of future interest payments is exchanged for another based on a specified principal amount.

4             An inflation swap is a contract used to transfer inflation risk from one party to another through an exchange of fixed cash flows. In an inflation swap, one party pays a fixed-rate cash flow on a principal amount while the other party pays a floating rate linked to an inflation index.

5             A total return swap comprises an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains.

12	2020 Semi-Annual Report

Aberdeen Global Absolute Return Strategies Fund (Unaudited) (concluded)

more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.aberdeenstandard.com/en-us/us/investor/fund-centre.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

Absolute return funds employ certain techniques that are intended to reduce risk and volatility in the portfolio and provide protection against a decline in the fund’s assets. They are not designed to outperform stocks and bonds in strong markets and there is no guarantee of positive returns or that the Fund’s objective will be achieved.

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Foreign securities in which the Fund may invest may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, currency exchange rates, political and economic risks. Fluctuation in currency exchange rates may impact the Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques used are unsuccessful. The foregoing risks are enhanced in emerging market countries.

To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

Derivatives are speculative and may hurt the Fund’s performance. They present the risk of disproportionately increased losses and/or reduced gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Please read the prospectus for more detailed information regarding these and other risks.

2020 Semi-Annual Report	13

Aberdeen Global Absolute Return Strategies Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2020)		Six Month†	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	(1.16%)	1.79%	2.47%	1.97%
	w/ SC2	(4.09%)	(1.28%)	1.85%	1.66%
Class C	w/o SC	(1.52%)	1.10%	1.75%	1.23%
	w/ SC3	(2.51%)	0.10%	1.75%	1.23%
Institutional Service Class[4]	w/o SC	(1.05%)	2.10%	2.65%	2.12%
Institutional Class[4]	w/o SC	(1.03%)	1.91%	2.74%	2.23%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

+             Not annualized

1             The Fund changed its investment objective and principal investment strategies, including its 80% investment policy, effective November 15, 2019. The Fund also previously changed its investment objective and strategies effective August 15, 2016. Performance information for periods prior to November 15, 2019 does not reflect the current investment strategy. Returns presented for the Fund prior to July 20, 2009 reflect the performance of the predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The investment objective and strategies of the Fund, prior to the changes noted above, and those of the Predecessor Fund were substantially similar. Please consult the Fund’s prospectus for more detail.

2             A 3.00% front-end sales charge was deducted.

3             A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.

4             Not subject to any sales charges.

Performance of a $1,000,000 Investment* (as of April 30, 2020)

*  Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Service Class shares of the Aberdeen Global Absolute Return Strategies Fund, the ICE Bank of America (BofA) 3-Month U.S. Treasury Note Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2020. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The ICE (BofA) 3-Month U.S. Treasury Note Index is an unmanaged index tracking 3-month U.S. Treasury securities.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

14	2020 Semi-Annual Report

Aberdeen Global Absolute Return Strategies Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

April 30, 2020 (Unaudited)

Asset Allocation
Common Stocks	31.5%
Certificates of Deposit	21.6%
Money Market Funds	20.2%
U.S. Treasuries	14.1%
Commercial Paper	4.5%
Government Bonds	3.1%
Corporate Bonds	2.3%
Preferred Stocks	0.2%
Purchase options	0.2%
Other Assets in Excess of Liabilities	2.3%
100.0%

Top Holdings
Republic of South Africa Government Bond, Series 2030 01/31/2030	3.1%
First Abu Dhabi Bank PJSC 05/11/2020	2.3%
Microsoft Corp.	1.2%
Amazon.com, Inc.	0.9%
RWE AG	0.8%
Prologis, Inc., REIT	0.8%
Equinix, Inc., REIT	0.8%
Facebook, Inc., Class A	0.8%
Alstom SA	0.7%
Vonovia SE	0.6%
Other	88.0%
100.0%

Top Countries
United States	52.4%
France	10.6%
Netherlands	9.5%
Canada	4.8%
Supranational	4.5%
South Africa	3.1%
United Arab Emirates	2.3%
Germany	1.8%
United Kingdom	1.5%
Japan	1.1%
Other	8.4%
100.0%

2020 Semi-Annual Report	15

Statement of Investments

April 30, 2020 (Unaudited)
Aberdeen Global Absolute Return Strategies Fund

	Shares or Principal Amount	Value (US$)
COMMON STOCKS (31.5%)
AUSTRALIA (0.3%)
Consumer Staples (0.1%)
Treasury Wine Estates Ltd.	4,208	$27,678
Real Estate (0.2%)
Charter Hall Group	827	4,087
Dexus, REIT	1,784	10,590
Goodman Group, REIT	1,945	16,566
		31,243
		58,921
AUSTRIA (0.2%)
Financials (0.2%)
BAWAG Group AG (a)(b)	999	33,954
Real Estate (0.0%)
CA Immobilien Anlagen AG	246	7,810
		41,764
BELGIUM (0.1%)
Real Estate (0.1%)
Aedifica SA, REIT	37	3,586
Warehouses De Pauw CVA, REIT	319	8,751
		12,337
BRAZIL (0.2%)
Consumer Discretionary (0.2%)
Afya Ltd., Class A (b)	1,611	35,023
CANADA (0.5%)
Consumer Discretionary (0.2%)
Restaurant Brands International, Inc.	688	33,919
Consumer Staples (0.2%)
Alimentation Couche-Tard, Inc., Class B	1,889	52,709
Real Estate (0.1%)
Allied Properties Real Estate Investment Trust, REIT	307	9,828
Canadian Apartment Properties REIT	433	14,900
		24,728
		111,356
CHINA (0.9%)
Communication Services (0.2%)
Tencent Holdings Ltd.	800	42,056
Consumer Discretionary (0.4%)
Alibaba Group Holding Ltd., ADR (b)	161	32,630
Shenzhou International Group Holdings Ltd.	5,800	66,941
		99,571
Financials (0.3%)
Ping An Insurance Group Co. of China Ltd., H Shares	6,500	66,146
		207,773

	Shares or Principal Amount	Value (US$)
DENMARK (1.0%)
Financials (0.3%)
Tryg AS	2,269	$60,514
Industrials (0.3%)
Vestas Wind Systems AS	813	69,815
Utilities (0.4%)
Orsted AS (a)	981	99,091
		229,420
FINLAND (0.2%)
Real Estate (0.0%)
Kojamo OYJ	178	3,200
Utilities (0.2%)
Fortum OYJ	2,978	49,346
		52,546
FRANCE (1.9%)
Health Care (0.2%)
Orpea	381	42,380
Industrials (1.6%)
Airbus SE (b)	520	32,926
Alstom SA	3,988	163,584
Schneider Electric SE	808	74,669
Thales SA	538	40,743
Vinci SA	651	53,331
		365,253
Real Estate (0.1%)
Gecina SA, REIT	138	18,107
		425,740
GERMANY (1.6%)
Real Estate (0.8%)
alstria office REIT-AG	929	13,925
LEG Immobilien AG	140	16,073
Vonovia SE	2,764	136,676
		166,674
Utilities (0.8%)
RWE AG	6,389	183,797
		350,471
GHANA (0.0%)
Energy (0.0%)
Tullow Oil PLC	11,722	3,805
ISRAEL (0.1%)
Information Technology (0.1%)
NICE Ltd., ADR (b)	166	27,274
ITALY (0.5%)
Utilities (0.5%)
Enel SpA	15,737	107,491

See accompanying Notes to Financial Statements.

16	2020 Semi-Annual Report

Statement of Investments (continued)

April 30, 2020 (Unaudited)
Aberdeen Global Absolute Return Strategies Fund

	Shares or Principal Amount	Value (US$)
COMMON STOCKS (continued)
JAPAN (1.1%)
Consumer Discretionary (0.5%)
Sony Corp.	1,300	$ 83,660
Sushiro Global Holdings Ltd.	1,200	18,508
		102,168
Real Estate (0.6%)
Daiwa House REIT Investment Corp., REIT	3	7,259
Daiwa Office Investment Corp., REIT	4	22,129
GLP J-REIT	6	7,735
Invesco Office J-Reit, Inc., REIT	18	2,387
Japan Excellent, Inc., REIT	3	3,218
Japan Real Estate Investment Corp.	3	16,204
Japan Rental Housing Investments, Inc., REIT	4	3,343
LaSalle Logiport REIT	3	4,200
Mitsubishi Estate Co., Ltd.	300	4,853
Mitsui Fudosan Co. Ltd., REIT	1,300	23,903
Nippon Building Fund, Inc., REIT	2	11,926
Nippon Prologis REIT, Inc., REIT	5	13,841
Orix JREIT, Inc.	4	4,782
Sumitomo Realty & Development Co. Ltd.	200	5,357
		131,137
		233,305
MEXICO (0.2%)
Materials (0.2%)
Grupo Mexico SAB de CV	16,214	34,479
NETHERLANDS (0.9%)
Financials (0.2%)
ASR Nederland NV	1,899	51,089
Information Technology (0.5%)
NXP Semiconductors NV	982	97,778
Materials (0.2%)
Koninklijke DSM NV	406	49,760
		198,627
NORWAY (0.2%)
Communication Services (0.2%)
Telenor ASA	3,263	50,051
Real Estate (0.0%)
Entra ASA (a)	483	6,082
		56,133
PORTUGAL (0.1%)
Energy (0.1%)
Galp Energia SGPS SA	1,714	19,781
REPUBLIC OF IRELAND (0.2%)
Industrials (0.2%)
Kingspan Group PLC	911	46,422

	Shares or Principal Amount	Value (US$)
SINGAPORE (0.1%)
Real Estate (0.1%)
CapitaLand Commercial Trust, REIT	5,400	$6,136
CapitaLand Mall Trust, REIT	7,900	10,511
		16,647
SPAIN (0.4%)
Real Estate (0.1%)
Inmobiliaria Colonial Socimi SA, REIT	996	9,620
Merlin Properties Socimi SA	1,124	10,431
		20,051
Utilities (0.3%)
Iberdrola SA	7,080	70,430
		90,481
SWEDEN (0.3%)
Energy (0.1%)
Lundin Petroleum AB	1,149	29,563
Real Estate (0.2%)
Castellum AB	763	13,383
Fabege AB	738	8,742
Hufvudstaden AB	370	4,741
Kungsleden AB	764	5,818
		32,684
		62,247
SWITZERLAND (0.9%)
Consumer Staples (0.5%)
Nestle SA	921	97,543
Health Care (0.4%)
Novartis AG	1,138	97,115
		194,658
UNITED KINGDOM (1.5%)
Energy (0.2%)
BP PLC	9,733	38,352
Financials (0.1%)
Barclays PLC	20,718	27,665
Health Care (0.8%)
AstraZeneca PLC	964	100,826
GlaxoSmithKline PLC	4,004	83,534
		184,360
Industrials (0.4%)
RELX PLC	3,535	79,756
		330,133

See accompanying Notes to Financial Statements.

2020 Semi-Annual Report	17

Statement of Investments (continued)

April 30, 2020 (Unaudited)
Aberdeen Global Absolute Return Strategies Fund

	Shares or Principal Amount	Value (US$)
COMMON STOCKS (continued)
UNITED STATES (18.1%)
Communication Services (1.6%)
Alphabet, Inc., Class A (b)	66	$88,882
Alphabet, Inc., Class C (b)	73	98,452
Facebook, Inc., Class A (b)	815	166,839
		354,173
Consumer Discretionary (1.1%)
Amazon.com, Inc. (b)	79	195,446
TJX Cos., Inc. (The)	1,105	54,200
		249,646
Consumer Staples (1.2%)
Constellation Brands, Inc., Class A	519	85,474
Mondelez International, Inc., Class A	1,707	87,808
PepsiCo, Inc.	624	82,549
		255,831
Energy (0.3%)
ConocoPhillips	1,060	44,626
EOG Resources, Inc.	449	21,332
		65,958
Financials (2.2%)
American Express Co.	728	66,430
Bank of America Corp.	1,177	28,307
Blackstone Group, Inc. (The), Class A	920	48,061
Burford Capital Ltd.	2,593	16,289
Charles Schwab Corp. (The)	1,798	67,820
Citigroup, Inc.	1,338	64,973
CME Group, Inc.	329	58,631
Goldman Sachs Group, Inc. (The)	316	57,961
Intercontinental Exchange, Inc.	687	61,452
Sabra Health Care REIT, Inc., REIT	533	6,833
		476,757
Health Care (1.7%)
Baxter International, Inc.	947	84,075
Boston Scientific Corp. (b)	3,194	119,711
Eli Lilly & Co.	452	69,897
Neurocrine Biosciences, Inc. (b)	235	23,063
UnitedHealth Group, Inc.	296	86,571
		383,317
Industrials (0.9%)
Allison Transmission Holdings, Inc.	1,065	38,702
IHS Markit Ltd.	751	50,542
Ingersoll Rand, Inc. (b)	418	12,156
Trane Technologies PLC	474	41,437
Union Pacific Corp.	400	63,916
		206,753
Information Technology (3.1%)
Autodesk, Inc. (b)	290	54,268
CyberArk Software Ltd. (b)	471	46,516
Evo Payments, Inc., Class A (b)	1,576	31,378

	Shares or Principal Amount	Value (US$)
Fidelity National Information Services, Inc.	726	$95,752
Marvell Technology Group Ltd.	3,665	98,002
Mastercard, Inc., Class A	300	82,491
Microsoft Corp.	1,459	261,467
		669,874
Real Estate (4.7%)
Alexandria Real Estate Equities, Inc.	206	32,360
American Homes 4 Rent, REIT	496	11,973
American Tower Corp., REIT	503	119,714
Americold Realty Trust, REIT	627	19,180
Apartment Investment & Management Co., Class A, REIT	234	8,815
AvalonBay Communities, Inc.	147	23,954
Boston Properties, Inc., REIT	180	17,492
Digital Realty Trust, Inc.	332	49,631
Douglas Emmett, Inc., REIT	245	7,470
Duke Realty Corp.	872	30,258
Equinix, Inc., REIT	253	170,826
Equity LifeStyle Properties, Inc.	432	26,054
Essex Property Trust, Inc., REIT	77	18,796
Extra Space Storage, Inc., REIT	179	15,795
Gaming and Leisure Properties, Inc., REIT	470	13,273
Highwoods Properties, Inc., REIT	407	15,796
Host Hotels & Resorts, Inc., REIT	916	11,276
Hudson Pacific Properties, Inc., REIT	303	7,448
Invitation Homes, Inc., REIT	1,367	32,330
MGM Growth Properties LLC	694	17,468
Mid-America Apartment Communities, Inc., REIT	210	23,503
Omega Healthcare Investors, Inc., REIT	488	14,225
Prologis, Inc., REIT	2,009	179,263
Realty Income Corp., REIT	578	31,744
SITE Centers Corp., REIT	424	2,569
STORE Capital Corp., REIT	424	8,510
Sun Communities, Inc., REIT	192	25,805
UDR, Inc., REIT	504	18,885
VEREIT, Inc., REIT	2,924	16,023
Vornado Realty Trust, REIT	459	20,113
Welltower, Inc.	818	41,906
		1,032,455
Utilities (1.3%)
CMS Energy Corp.	991	56,576
FirstEnergy Corp.	2,340	96,572
NextEra Energy, Inc.	563	130,121
		283,269
		3,978,033
Total Common Stocks		6,924,867
GOVERNMENT BONDS (3.1%)
SOUTH AFRICA (3.1%)
Republic of South Africa Government Bond, Series 2030 (ZAR), 8.00%, 01/31/2030	$14,779,000	684,479
Total Government Bonds		684,479

See accompanying Notes to Financial Statements.

18	2020 Semi-Annual Report

Statement of Investments (continued)

April 30, 2020 (Unaudited)
Aberdeen Global Absolute Return Strategies Fund

	Shares or Principal Amount	Value (US$)
U.S. TREASURIES (2.7%)
UNITED STATES (2.7%)
U.S. Treasury Inflation Indexed Bond
(USD), 3.38%, 04/15/2032	$18,361	$26,596
(USD), 0.75%, 02/15/2042 (c)	50,252	59,306
(USD), 0.63%, 02/15/2043	49,276	57,045
(USD), 1.38%, 02/15/2044 (c)	88,342	119,186
(USD), 0.75%, 02/15/2045 (c)	79,525	96,106
(USD), 1.00%, 02/15/2046 (c)	42,573	54,807
(USD), 0.88%, 02/15/2047 (c)	38,360	48,506
(USD), 1.00%, 02/15/2048 (c)	87,478	114,442
(USD), 0.25%, 02/15/2050	7,042	7,851
		583,845
Total U.S. Treasuries		583,845
CORPORATE BONDS (2.3%)
UNITED ARAB EMIRATES (2.3%)
First Abu Dhabi Bank PJSC (USD), 0.01%, 05/11/2020	500,000	499,977
Total Corporate Bonds		499,977
PREFERRED STOCKS (0.2%)
GERMANY (0.2%)
Industrials (0.2%)
Jungheinrich AG	2,423	43,756
Total Preferred Stocks		43,756
Total Purchased Options (see detail below)		40,682
SHORT-TERM INVESTMENT (57.7%)
CERTIFICATES OF DEPOSIT (21.6%)
CANADA (4.3%)
Bank of Montreal (USD), 0.01%, 05/01/2020	947,194	947,194
FRANCE (8.7%)
BNP Paribas (USD), 0.02%, 05/01/2020	948,835	948,835
Credit Agricole SA (USD), 0.04%, 05/01/2020	948,933	948,933
		1,897,768
NETHERLANDS (8.6%)
ING Bank NV (USD), 0.01%, 05/01/2020	948,543	948,543
Rabobank Nederland NV (USD), 0.03%, 05/01/2020	947,932	947,932
		1,896,475
Total Certificates of Deposit		4,741,437
COMMERCIAL PAPER (4.5%)
SUPRANATIONAL (4.5%)
European Investment Bank (USD), 0.06%, 05/04/2020	1,000,000	999,995
Total Commercial Paper		999,995

	Shares or Principal Amount	Value (US$)
MONEY MARKET FUNDS (20.2%)
UNITED STATES, ZERO COUPON%,	4,450,358	$4,450,358
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.22% (d)	4,450,358	4,450,358
Total Money Market Funds		4,450,358
U.S. TREASURIES (11.4%)
U.S. Treasury Bill
(USD), 0.07%, 07/30/2020 (c)(e)	$1,000,000	999,741
(USD), 0.14%, 09/03/2020 (e)	1,500,000	1,499,368
		2,499,109
Total U.S. Treasuries		2,499,109
Total Short-Term Investment		12,690,899
Total Investments (Cost $22,240,675) (f)—97.7%		21,468,505
Other Assets in Excess of Liabilities—2.3%		514,629
Net Assets—100.0%		$21,983,134

(a)     Denotes a security issued under Regulation S or Rule 144A.

(b)     Non-income producing security.

(c)     All or a portion of the security has been designated as collateral for swap contracts.

(d)    Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2020.

(e)     The rate shown is the discount yield at the time of purchase.

(f)        See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR               American Depositary Receipt

AUD               Australian Dollar

BRL                 Brazilian Real

CAD               Canadian Dollar

CHF               Swiss Franc

CNY               Chinese Yuan Renminbi

COP              Colombian Peso

CZK                Czech Koruna

DKK                Danish Krone

EUR               Euro Currency

GBP               British Pound Sterling

HKD               Hong Kong Dollar

HUF               Hungarian Forint

IDR                   Indonesian Rupiah

INR                   Indian Rupee

JPY                  Japanese Yen

KRW            South Korean Won

MXN              Mexican Peso

MYR              Malaysian Ringgit

NOK              Norwegian Krone

PEN                Peruvian Sol

PLC                 Public Limited Company

REIT             Real Estate Investment Trust

RON             Romanian Leu

RUB               Russian Ruble

SEK                 Swedish Krona

SGD              Singapore Dollar

THB                Thai Baht

TRY                Turkish Lira

TWD            New Taiwan Dollar

USD               U.S. Dollar

ZAR                South African Rand

See accompanying Notes to Financial Statements.

2020 Semi-Annual Report	19

Statement of Investments (continued)

April 30, 2020 (Unaudited)
Aberdeen Global Absolute Return Strategies Fund

At April 30, 2020, the Fund held the following futures contracts:

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
LONG CONTRACT POSITIONS
Australian 10 Year Bond Futures	32	06/15/2020	$ 3,117,369	$ 3,103,913	$ (13,457)
OMXS30 Index Future	1	05/15/2020	15,595	16,175	580
United States Treasury Note 6%—10 year	52	06/19/2020	6,893,334	7,231,250	337,916
					$ 325,039
SHORT CONTRACT POSITIONS
E-Mini Russell 2000 Future	(18)	06/19/2020	$ (1,073,961)	$ (1,176,030)	$ (102,069)
Euro STOXX 50 Future	(20)	06/19/2020	(616,850)	(632,744)	(15,894)
Euro-Bund Future	(26)	06/08/2020	(4,965,610)	(4,969,875)	(4,265)
FTSE 100 Future Index	(3)	06/19/2020	(191,592)	(222,365)	(30,773)
Hang Seng China Enterprises Index Future	(1)	05/28/2020	(152,731)	(158,026)	(5,295)
S&P 500 (E-Mini) Future	(13)	06/19/2020	(1,709,110)	(1,886,560)	(177,450)
SPI 200 Future	(1)	06/18/2020	(80,555)	(90,254)	(9,699)
TOPIX Index Future	(3)	06/11/2020	(398,136)	(406,467)	(8,331)
United States Treasury Note 6%—Ultra Long	(6)	06/19/2020	(994,396)	(1,086,187)	(91,791)
					$ (445,567)
					$ (120,528)

At April 30, 2020, the Fund’s open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar/United States Dollar
05/13/2020	Goldman Sachs & Co.	AUD	112,052	USD	72,413	$ 73,019	$ 606
05/13/2020	HSBC Bank	AUD	55,752	USD	34,482	36,331	1,849
05/13/2020	JPMorgan Chase	AUD	459,065	USD	293,699	299,152	5,453
05/13/2020	Royal Bank of Canada	AUD	1,030,085	USD	654,676	671,260	16,584
05/20/2020	Royal Bank of Canada	AUD	70,000	USD	39,988	45,617	5,629
05/28/2020	JPMorgan Chase	AUD	352,000	USD	229,491	229,396	(95)
Brazilian Real/United States Dollar
05/13/2020	Citibank	BRL	2,282,000	USD	534,001	419,401	(114,600)
05/20/2020	Citibank	BRL	200,000	USD	38,518	36,734	(1,784)
06/04/2020	Goldman Sachs & Co.	BRL	1,230,000	USD	229,080	225,613	(3,467)
British Pound/United States Dollar
05/13/2020	Citibank	GBP	129,241	USD	166,452	162,778	(3,674)
05/13/2020	Goldman Sachs & Co.	GBP	195,351	USD	255,208	246,044	(9,164)
05/13/2020	JPMorgan Chase	GBP	41,921	USD	54,428	52,800	(1,628)
05/13/2020	Royal Bank of Canada	GBP	371,207	USD	464,470	467,533	3,063
05/20/2020	Citibank	GBP	30,000	USD	37,676	37,785	109
05/20/2020	JPMorgan Chase	GBP	57,605	USD	74,893	72,554	(2,339)
Canadian Dollar/United States Dollar
05/13/2020	Goldman Sachs & Co.	CAD	28,964	USD	20,412	20,810	398
05/13/2020	Royal Bank of Canada	CAD	125,430	USD	90,386	90,117	(269)
Chinese Renminbi/United States Dollar
05/20/2020	HSBC Bank	CNY	340,000	USD	48,150	48,113	(37)
Colombian Peso/United States Dollar
05/13/2020	Goldman Sachs & Co.	COP	1,133,000,000	USD	332,904	285,982	(46,922)
06/04/2020	Citibank	COP	600,000,000	USD	147,980	151,179	3,199

See accompanying Notes to Financial Statements.

20	2020 Semi-Annual Report

Statement of Investments (continued)

April 30, 2020 (Unaudited)
Aberdeen Global Absolute Return Strategies Fund

Purchase Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
Crech Koruna/United States Dollar
05/13/2020	Royal Bank of Canada	CZK	3,079,000	USD	134,961	$ 124,556	$ (10,405)
05/26/2020	JPMorgan Chase	CZK	1,585,000	USD	62,411	64,123	1,712
Danish Krone/United States Dollar
05/13/2020	JPMorgan Chase	DKK	1,787,512	USD	261,010	262,554	1,544
Euro/United States Dollar
05/13/2020	Barclays Bank	EUR	67,211	USD	74,994	73,662	(1,332)
05/13/2020	Citibank	EUR	1,966,099	USD	2,137,936	2,154,826	16,890
05/13/2020	Goldman Sachs & Co.	EUR	541,081	USD	608,620	593,020	(15,600)
05/13/2020	HSBC Bank	EUR	115,561	USD	129,423	126,654	(2,769)
05/13/2020	JPMorgan Chase	EUR	344,881	USD	375,863	377,987	2,124
05/13/2020	Royal Bank of Canada	EUR	82,497	USD	90,836	90,416	(420)
05/20/2020	JPMorgan Chase	EUR	68,318	USD	74,420	74,887	467
05/28/2020	Royal Bank of Canada	EUR	208,000	USD	229,238	228,032	(1,206)
06/17/2020	Goldman Sachs & Co.	EUR	120,000	USD	130,361	131,606	1,245
06/17/2020	JPMorgan Chase	EUR	400,000	USD	442,385	438,686	(3,699)
Hong Kong Dollar/United States Dollar
05/13/2020	HSBC Bank	HKD	1,482,692	USD	191,267	191,242	(25)
05/20/2020	Citibank	HKD	630,000	USD	81,068	81,252	184
05/20/2020	HSBC Bank	HKD	820,000	USD	105,702	105,756	54
Hungarian Forint/United States Dollar
05/13/2020	Citibank	HUF	78,510,000	USD	257,150	244,043	(13,107)
05/26/2020	HSBC Bank	HUF	40,400,000	USD	123,168	125,559	2,391
Indian Rupee/United States Dollar
05/13/2020	Citibank	INR	16,140,000	USD	224,318	214,016	(10,302)
05/20/2020	HSBC Bank	INR	4,100,000	USD	53,307	54,306	999
06/04/2020	HSBC Bank	INR	8,260,000	USD	106,371	109,147	2,776
Indonesian Rupiah/United States Dollar
05/13/2020	Barclays Bank	IDR	8,683,000,000	USD	631,128	574,049	(57,079)
05/13/2020	Citibank	IDR	12,900,000,000	USD	931,778	852,843	(78,935)
06/04/2020	Goldman Sachs & Co.	IDR	4,590,000,000	USD	289,590	302,190	12,600
07/24/2020	Barclays Bank	IDR	890,000,000	USD	56,973	57,759	786
07/24/2020	Goldman Sachs & Co.	IDR	5,110,000,000	USD	318,713	331,629	12,916
07/24/2020	HSBC Bank	IDR	4,090,000,000	USD	278,383	265,433	(12,950)
07/24/2020	JPMorgan Chase	IDR	4,120,000,000	USD	273,210	267,380	(5,830)
Japanese Yen/United States Dollar
05/13/2020	Goldman Sachs & Co.	JPY	11,163,450	USD	105,621	104,035	(1,586)
05/13/2020	JPMorgan Chase	JPY	31,207,910	USD	292,084	290,833	(1,251)
05/13/2020	Royal Bank of Canada	JPY	6,012,528	USD	54,757	56,032	1,275
07/09/2020	Goldman Sachs & Co.	JPY	48,642,000	USD	445,820	453,745	7,925
07/09/2020	HSBC Bank	JPY	23,958,000	USD	219,743	223,486	3,743
07/09/2020	JPMorgan Chase	JPY	24,200,000	USD	220,008	225,744	5,736
07/14/2020	Goldman Sachs & Co.	JPY	79,200,000	USD	716,136	738,868	22,732
07/16/2020	HSBC Bank	JPY	66,832,500	USD	617,749	623,513	5,764
07/16/2020	JPMorgan Chase	JPY	66,167,500	USD	612,452	617,309	4,857
Malaysian Ringgit/United States Dollar
05/13/2020	Barclays Bank	MYR	737,500	USD	178,701	171,427	(7,274)
06/04/2020	Barclays Bank	MYR	188,000	USD	42,703	43,662	959
06/04/2020	Goldman Sachs & Co.	MYR	198,000	USD	44,792	45,984	1,192

See accompanying Notes to Financial Statements.

2020 Semi-Annual Report	21

Statement of Investments (continued)

April 30, 2020 (Unaudited)
Aberdeen Global Absolute Return Strategies Fund

Purchase Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
Mexican Peso/United States Dollar
05/13/2020	HSBC Bank	MXN	11,064,639	USD	577,406	$ 458,536	$ (118,870)
05/20/2020	Barclays Bank	MXN	4,640,626	USD	201,221	192,104	(9,117)
05/20/2020	Goldman Sachs & Co.	MXN	1,909,374	USD	78,564	79,041	477
05/20/2020	HSBC Bank	MXN	6,550,000	USD	306,819	271,145	(35,674)
05/26/2020	HSBC Bank	MXN	5,420,000	USD	221,035	224,157	3,122
07/16/2020	Goldman Sachs & Co.	MXN	3,180,000	USD	129,002	130,555	1,553
07/16/2020	JPMorgan Chase	MXN	580,000	USD	23,140	23,812	672
New Russian Ruble/United States Dollar
05/13/2020	Goldman Sachs & Co.	RUB	18,190,000	USD	285,467	244,707	(40,760)
06/04/2020	Goldman Sachs & Co.	RUB	9,970,000	USD	128,310	133,359	5,049
06/17/2020	Goldman Sachs & Co.	RUB	1,600,000	USD	21,587	21,353	(234)
New Taiwan Dollar/United States Dollar
05/13/2020	Barclays Bank	TWD	6,400,000	USD	213,746	215,407	1,661
05/13/2020	Goldman Sachs & Co.	TWD	5,800,000	USD	193,752	195,213	1,461
05/13/2020	HSBC Bank	TWD	15,000,000	USD	500,284	504,861	4,577
05/20/2020	Citibank	TWD	2,300,000	USD	77,052	77,519	467
05/28/2020	HSBC Bank	TWD	6,930,000	USD	230,993	233,935	2,942
Norwegian Krone/United States Dollar
05/13/2020	Barclays Bank	NOK	1,610,000	USD	162,384	157,158	(5,226)
05/13/2020	Goldman Sachs & Co.	NOK	7,390,000	USD	695,777	721,364	25,587
05/13/2020	HSBC Bank	NOK	626,059	USD	60,780	61,112	332
05/13/2020	JPMorgan Chase	NOK	18,552	USD	1,756	1,811	55
05/28/2020	Goldman Sachs & Co.	NOK	2,160,000	USD	227,820	210,874	(16,946)
Peruvian Nouveau Sol/United States Dollar
05/13/2020	Goldman Sachs & Co.	PEN	528,600	USD	156,225	156,525	300
06/04/2020	Citibank	PEN	275,000	USD	80,660	81,323	663
Romanian Leu/United States Dollar
05/13/2020	Citibank	RON	926,000	USD	213,076	209,522	(3,554)
05/26/2020	Citibank	RON	476,000	USD	105,962	107,512	1,550
Singapore Dollar/United States Dollar
05/13/2020	HSBC Bank	SGD	25,121	USD	17,477	17,815	338
05/13/2020	JPMorgan Chase	SGD	39,979	USD	28,361	28,353	(8)
South African Rand/United States Dollar
05/13/2020	Barclays Bank	ZAR	12,555,337	USD	695,585	676,756	(18,829)
05/13/2020	Goldman Sachs & Co.	ZAR	2,568,965	USD	149,863	138,472	(11,391)
05/13/2020	Royal Bank of Canada	ZAR	5,875,000	USD	391,349	316,674	(74,675)
05/26/2020	Goldman Sachs & Co.	ZAR	3,210,000	USD	167,935	172,806	4,871
06/17/2020	Goldman Sachs & Co.	ZAR	440,000	USD	24,259	23,638	(621)
South Korean Won/United States Dollar
05/13/2020	Barclays Bank	KRW	381,000,000	USD	313,096	313,826	730
05/13/2020	HSBC Bank	KRW	669,000,000	USD	543,474	551,048	7,574
05/20/2020	Goldman Sachs & Co.	KRW	50,000,000	USD	41,945	41,184	(761)
05/20/2020	JPMorgan Chase	KRW	89,000,000	USD	73,896	73,308	(588)
05/28/2020	HSBC Bank	KRW	276,000,000	USD	228,964	227,338	(1,626)
Swedish Krona/United States Dollar
05/13/2020	Citibank	SEK	130,058	USD	12,836	13,333	497
05/13/2020	Goldman Sachs & Co.	SEK	750,041	USD	76,805	76,889	84
05/13/2020	JPMorgan Chase	SEK	1,119,717	USD	112,351	114,786	2,435
06/17/2020	Goldman Sachs & Co.	SEK	430,000	USD	41,972	44,098	2,126
06/17/2020	JPMorgan Chase	SEK	400,000	USD	41,369	41,021	(348)

See accompanying Notes to Financial Statements.

22	2020 Semi-Annual Report

Statement of Investments (continued)

April 30, 2020 (Unaudited)
Aberdeen Global Absolute Return Strategies Fund

Purchase Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
Swiss Franc/United States Dollar
05/13/2020	Goldman Sachs & Co.	CHF	175,984	USD	181,148	$ 182,361	$ 1,213
05/13/2020	HSBC Bank	CHF	63,999	USD	65,660	66,317	657
Thai Baht/United States Dollar
05/13/2020	JPMorgan Chase	THB	11,070,000	USD	356,200	341,983	(14,217)
05/26/2020	HSBC Bank	THB	5,770,000	USD	177,367	177,877	510
Turkish Lira/United States Dollar
05/13/2020	HSBC Bank	TRY	1,331,000	USD	217,422	190,255	(27,167)
05/27/2020	JPMorgan Chase	TRY	712,000	USD	100,771	101,418	647
						$24,428,930	$(568,450)

Sale Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Australian Dollar
05/13/2020	Citibank	USD	1,118,092	AUD	1,653,866	$ 1,077,750	$ 40,342
05/13/2020	Royal Bank of Canada	USD	1,974	AUD	3,089	2,013	(39)
05/20/2020	Goldman Sachs & Co.	USD	45,962	AUD	70,000	45,617	345
05/28/2020	Royal Bank of Canada	USD	221,044	AUD	352,000	229,396	(8,352)
08/13/2020	JPMorgan Chase	USD	80,506	AUD	123,065	80,204	302
United States Dollar/Brazilian Real
05/13/2020	Goldman Sachs & Co.	USD	380,356	BRL	2,040,000	374,925	5,431
05/13/2020	Royal Bank of Canada	USD	55,727	BRL	242,000	44,476	11,251
05/20/2020	Royal Bank of Canada	USD	45,973	BRL	200,000	36,734	9,239
06/04/2020	Goldman Sachs & Co.	USD	138,438	BRL	614,000	112,623	25,815
06/04/2020	Royal Bank of Canada	USD	136,075	BRL	616,000	112,990	23,085
United States Dollar/British Pound
05/13/2020	Royal Bank of Canada	USD	960,901	GBP	737,720	929,155	31,746
05/20/2020	Citibank	USD	51,237	GBP	40,000	50,381	856
05/20/2020	Goldman Sachs & Co.	USD	83,541	GBP	64,000	80,609	2,932
08/13/2020	Royal Bank of Canada	USD	393,143	GBP	315,113	397,015	(3,872)
United States Dollar/Canadian Dollar
05/13/2020	Goldman Sachs & Co.	USD	6,359	CAD	8,463	6,080	279
05/13/2020	HSBC Bank	USD	108,286	CAD	143,848	103,348	4,938
05/13/2020	Royal Bank of Canada	USD	1,480	CAD	2,084	1,498	(18)
08/13/2020	Royal Bank of Canada	USD	90,419	CAD	125,430	90,143	276
United States Dollar/Chinese Renminbi
05/20/2020	Citibank	USD	48,601	CNY	340,000	48,113	488
United States Dollar/Colombian Peso
05/13/2020	Citibank	USD	249,001	COP	1,008,000,000	254,431	(5,430)
05/13/2020	Goldman Sachs & Co.	USD	36,165	COP	125,000,000	31,551	4,614
06/04/2020	Goldman Sachs & Co.	USD	170,925	COP	600,000,000	151,179	19,746
United States Dollar/Crech Koruna
05/13/2020	Goldman Sachs & Co.	USD	48,581	CZK	1,189,000	48,099	482
05/13/2020	JPMorgan Chase	USD	74,417	CZK	1,890,000	76,457	(2,040)
05/26/2020	Citibank	USD	34,869	CZK	814,000	32,931	1,938
05/26/2020	Goldman Sachs & Co.	USD	33,267	CZK	771,000	31,191	2,076
United States Dollar/Danish Krone
05/13/2020	JPMorgan Chase	USD	264,775	DKK	1,787,512	262,554	2,221
08/13/2020	JPMorgan Chase	USD	224,914	DKK	1,538,895	226,566	(1,652)

See accompanying Notes to Financial Statements.

2020 Semi-Annual Report	23

Statement of Investments (continued)

April 30, 2020 (Unaudited)
Aberdeen Global Absolute Return Strategies Fund

Sale Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Euro
05/13/2020	Barclays Bank	USD	2,860,490	EUR	2,585,532	$ 2,833,719	$ 26,771
05/13/2020	Citibank	USD	100,119	EUR	91,164	99,915	204
05/13/2020	Goldman Sachs & Co.	USD	171,357	EUR	156,897	171,957	(600)
05/13/2020	JPMorgan Chase	USD	235,309	EUR	213,314	233,790	1,519
05/13/2020	Royal Bank of Canada	USD	76,651	EUR	70,423	77,183	(532)
05/28/2020	Citibank	USD	225,487	EUR	208,000	228,032	(2,545)
06/17/2020	Barclays Bank	USD	201,057	EUR	182,000	199,602	1,455
06/17/2020	Goldman Sachs & Co.	USD	99,372	EUR	92,000	100,898	(1,526)
06/17/2020	JPMorgan Chase	USD	61,625	EUR	55,000	60,319	1,306
06/17/2020	Royal Bank of Canada	USD	291,200	EUR	260,000	285,146	6,054
08/13/2020	Barclays Bank	USD	6,285	EUR	5,762	6,327	(42)
08/13/2020	Citibank	USD	1,322,223	EUR	1,213,144	1,332,159	(9,936)
United States Dollar/Hong Kong Dollar
05/13/2020	HSBC Bank	USD	190,884	HKD	1,482,692	191,242	(358)
05/20/2020	HSBC Bank	USD	178,895	HKD	1,390,000	179,270	(375)
08/13/2020	HSBC Bank	USD	191,077	HKD	1,482,692	191,055	22
United States Dollar/Hungarian Forint
05/13/2020	HSBC Bank	USD	213,234	HUF	69,850,000	217,124	(3,890)
05/13/2020	Royal Bank of Canada	USD	28,139	HUF	8,660,000	26,919	1,220
05/26/2020	Goldman Sachs & Co.	USD	67,060	HUF	20,900,000	64,955	2,105
05/26/2020	HSBC Bank	USD	63,476	HUF	19,500,000	60,604	2,872
United States Dollar/Indian Rupee
05/13/2020	Goldman Sachs & Co.	USD	81,920	INR	6,160,000	81,681	239
05/13/2020	HSBC Bank	USD	129,261	INR	9,980,000	132,334	(3,073)
05/20/2020	Citibank	USD	56,935	INR	4,100,000	54,306	2,629
06/04/2020	Royal Bank of Canada	USD	113,287	INR	8,260,000	109,147	4,140
United States Dollar/Indonesian Rupiah
05/13/2020	Barclays Bank	USD	896,150	IDR	12,900,000,000	852,843	43,307
05/13/2020	Goldman Sachs & Co.	USD	480,275	IDR	7,553,000,000	499,343	(19,068)
05/13/2020	HSBC Bank	USD	81,535	IDR	1,130,000,000	74,706	6,829
06/04/2020	Barclays Bank	USD	160,033	IDR	2,280,000,000	150,107	9,926
06/04/2020	Royal Bank of Canada	USD	156,247	IDR	2,310,000,000	152,082	4,165
07/24/2020	Citibank	USD	1,018,624	IDR	14,210,000,000	922,200	96,424
United States Dollar/Japanese Yen
05/13/2020	Barclays Bank	USD	333,380	JPY	36,446,683	339,654	(6,274)
05/13/2020	Citibank	USD	32,480	JPY	3,602,659	33,574	(1,094)
05/13/2020	Goldman Sachs & Co.	USD	43,977	JPY	4,894,062	45,609	(1,632)
05/13/2020	HSBC Bank	USD	4,522	JPY	490,385	4,570	(48)
05/13/2020	JPMorgan Chase	USD	8,734	JPY	939,738	8,758	(24)
05/13/2020	Royal Bank of Canada	USD	18,716	JPY	2,010,361	18,735	(19)
07/09/2020	Goldman Sachs & Co.	USD	885,069	JPY	94,800,000	884,319	750
08/13/2020	JPMorgan Chase	USD	207,066	JPY	22,062,906	205,945	1,121
United States Dollar/Malaysian Ringgit
05/13/2020	Barclays Bank	USD	147,789	MYR	652,500	151,669	(3,880)
05/13/2020	Goldman Sachs & Co.	USD	20,450	MYR	85,000	19,758	692
06/04/2020	Barclays Bank	USD	44,364	MYR	188,000	43,662	702
06/04/2020	Goldman Sachs & Co.	USD	46,537	MYR	198,000	45,984	553

See accompanying Notes to Financial Statements.

24	2020 Semi-Annual Report

Statement of Investments (continued)

April 30, 2020 (Unaudited)
Aberdeen Global Absolute Return Strategies Fund

Sale Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Mexican Peso
05/13/2020	Barclays Bank	USD	72,577	MXN	1,380,000	$ 57,189	$ 15,388
05/13/2020	Goldman Sachs & Co.	USD	125,558	MXN	3,060,000	126,811	(1,253)
05/13/2020	HSBC Bank	USD	280,844	MXN	6,624,639	274,535	6,309
05/20/2020	HSBC Bank	USD	693,973	MXN	13,100,000	542,290	151,683
05/26/2020	Barclays Bank	USD	275,042	MXN	5,420,000	224,157	50,885
07/16/2020	Goldman Sachs & Co.	USD	153,980	MXN	3,760,000	154,366	(386)
08/13/2020	HSBC Bank	USD	34,651	MXN	834,639	34,141	510
United States Dollar/New Russian Ruble
05/13/2020	Goldman Sachs & Co.	USD	239,917	RUB	18,190,000	244,707	(4,790)
06/04/2020	Goldman Sachs & Co.	USD	148,444	RUB	9,970,000	133,359	15,085
06/17/2020	Goldman Sachs & Co.	USD	21,869	RUB	1,600,000	21,353	516
United States Dollar/New Taiwan Dollar
05/13/2020	Citibank	USD	910,884	TWD	27,200,000	915,481	(4,597)
05/20/2020	HSBC Bank	USD	77,262	TWD	2,300,000	77,519	(257)
05/28/2020	HSBC Bank	USD	231,796	TWD	6,930,000	233,935	(2,139)
United States Dollar/Norwegian Krone
05/13/2020	Barclays Bank	USD	365	NOK	3,784	369	(4)
05/13/2020	HSBC Bank	USD	1,680	NOK	15,542	1,517	163
05/13/2020	JPMorgan Chase	USD	1,022,074	NOK	9,625,285	939,558	82,516
05/28/2020	Goldman Sachs & Co.	USD	203,548	NOK	2,160,000	210,874	(7,326)
08/13/2020	HSBC Bank	USD	60,809	NOK	626,059	61,153	(344)
United States Dollar/Peruvian Nouveau Sol
05/13/2020	Barclays Bank	USD	18,110	PEN	61,700	18,270	(160)
05/13/2020	Citibank	USD	100,094	PEN	341,000	100,974	(880)
05/13/2020	JPMorgan Chase	USD	37,085	PEN	125,900	37,280	(195)
06/04/2020	Goldman Sachs & Co.	USD	79,853	PEN	275,000	81,323	(1,470)
United States Dollar/Romanian Leu
05/13/2020	Barclays Bank	USD	25,649	RON	112,000	25,342	307
05/13/2020	Citibank	USD	131,384	RON	589,000	133,271	(1,887)
05/13/2020	JPMorgan Chase	USD	50,349	RON	225,000	50,910	(561)
05/26/2020	Barclays Bank	USD	52,497	RON	231,000	52,175	322
05/26/2020	HSBC Bank	USD	55,246	RON	245,000	55,337	(91)
United States Dollar/Singapore Dollar
05/13/2020	HSBC Bank	USD	1,119	SGD	1,589	1,127	(8)
05/13/2020	Royal Bank of Canada	USD	45,879	SGD	63,511	45,041	838
08/13/2020	JPMorgan Chase	USD	28,372	SGD	39,979	28,370	2
United States Dollar/South African Rand
05/13/2020	Barclays Bank	USD	251,815	ZAR	3,792,310	204,413	47,402
05/13/2020	Citibank	USD	64,131	ZAR	1,162,473	62,660	1,471
05/13/2020	Goldman Sachs & Co.	USD	183,850	ZAR	3,510,000	189,196	(5,346)
05/13/2020	HSBC Bank	USD	287,293	ZAR	4,713,349	254,058	33,235
05/13/2020	Royal Bank of Canada	USD	521,583	ZAR	7,821,170	421,576	100,007
05/26/2020	HSBC Bank	USD	206,098	ZAR	3,210,000	172,806	33,292
06/17/2020	HSBC Bank	USD	26,969	ZAR	440,000	23,638	3,331
07/21/2020	Royal Bank of Canada	USD	368,614	ZAR	7,010,362	375,447	(6,833)
08/13/2020	Barclays Bank	USD	689,532	ZAR	12,555,337	671,033	18,499
United States Dollar/South Korean Won
05/13/2020	Citibank	USD	888,882	KRW	1,050,000,000	864,874	24,008
05/20/2020	HSBC Bank	USD	79,055	KRW	93,000,000	76,603	2,452
05/28/2020	HSBC Bank	USD	224,246	KRW	276,000,000	227,338	(3,092)

See accompanying Notes to Financial Statements.

2020 Semi-Annual Report	25

Statement of Investments (continued)

April 30, 2020 (Unaudited)
Aberdeen Global Absolute Return Strategies Fund

Sale Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Swedish Krona
05/13/2020	HSBC Bank	USD	207,550	SEK	1,981,004	$ 203,080	$ 4,470
05/13/2020	JPMorgan Chase	USD	1,886	SEK	18,811	1,928	(42)
06/17/2020	HSBC Bank	USD	74,073	SEK	700,000	71,787	2,286
08/13/2020	JPMorgan Chase	USD	52,208	SEK	512,717	52,611	(403)
United States Dollar/Swiss Franc
05/13/2020	HSBC Bank	USD	222,014	CHF	215,688	223,503	(1,489)
05/13/2020	JPMorgan Chase	USD	25,185	CHF	24,295	25,175	10
08/13/2020	Goldman Sachs & Co.	USD	181,638	CHF	175,984	182,860	(1,222)
United States Dollar/Thai Baht
05/13/2020	Goldman Sachs & Co.	USD	84,746	THB	2,750,000	84,955	(209)
05/13/2020	HSBC Bank	USD	257,318	THB	8,320,000	257,028	290
05/26/2020	HSBC Bank	USD	181,625	THB	5,770,000	177,878	3,747
07/10/2020	HSBC Bank	USD	1,377,420	THB	45,100,000	1,390,474	(13,054)
United States Dollar/Turkish Lira
05/13/2020	Goldman Sachs & Co.	USD	52,321	TRY	368,000	52,603	(282)
05/13/2020	HSBC Bank	USD	24,313	TRY	151,000	21,584	2,729
05/13/2020	JPMorgan Chase	USD	115,618	TRY	812,000	116,069	(451)
05/27/2020	Barclays Bank	USD	54,565	TRY	353,000	50,282	4,283
05/27/2020	Citibank	USD	56,572	TRY	359,000	51,137	5,435
						$ 27,718,561	$ 879,788
Total unrealized appreciation on open forward foreign currency exchange contracts							$1,234,789
Total unrealized depreciation on open forward foreign currency exchange contracts							$ (923,451)

*  Certain contracts with different trade dates and like characteristics have been shown net.

At April 30, 2020, the Fund held the following centrally cleared credit default swaps:

Expiration Date	Notional Amount	Credit Index	Fixed Rate	Implied Credit Spread*	Frequency of Payments Made	Premiums Paid (Received)	Value	Unrealized Appreciation/ (Depreciation)
Buy Protection:
06/20/2025	$ 1,150,000	CDX.EM	Equal to 1.00%	N/A	Quarterly	$ 144,900	$ 123,098	$ (21,802)
06/20/2025	1,150,000	CDX.EM	Equal to 1.00%	N/A	Quarterly	147,200	123,098	(24,102)
						$ 292,100	$ 246,196	$ (45,904)
Sell Protection:
06/20/2025	$ 642,000	CDX.NA.IG	Equal to 1.00%	0.87%	Quarterly	$ 5,623	$ 4,827	$ (796)
06/20/2025	642,000	CDX.NA.IG	Equal to 1.00%	0.87%	Quarterly	6,084	4,827	(1,257)
06/20/2025	856,000	CDX.NA.IG	Equal to 1.00%	0.87%	Quarterly	7,230	6,436	(794)
06/20/2025	694,000	CDX.NA.IG	Equal to 1.00%	0.87%	Quarterly	4,502	5,218	716
06/20/2025	255,000	iTraxx Europe Crossover	Equal to 5.00%	4.91%	Quarterly	2,173	2,684	511
06/20/2025	255,000	iTraxx Europe Crossover	Equal to 5.00%	4.91%	Quarterly	2,446	2,684	238
06/20/2025	255,000	iTraxx Europe Crossover	Equal to 5.00%	4.91%	Quarterly	1,939	2,684	745
06/20/2025	255,000	iTraxx Europe Crossover	Equal to 5.00%	4.91%	Quarterly	1,344	2,684	1,340
06/20/2025	2,077,000	CDX.NA.HY iTraxx Europe	Equal to 5.00%	6.28%	Quarterly	(179,453)	(96,867)	82,586
06/20/2025	452,000	Subordinated Financials	Equal to 1.00%	2.18%	Quarterly	(42,045)	(27,993)	14,052

See accompanying Notes to Financial Statements.

26	2020 Semi-Annual Report

Statement of Investments (continued)

April 30, 2020 (Unaudited)
Aberdeen Global Absolute Return Strategies Fund

Expiration Date	Notional Amount	Credit Index	Fixed Rate	Implied Credit Spread*	Frequency of Payments Made	Premiums Paid (Received)	Value	Unrealized Appreciation/ (Depreciation)
06/20/2025	$ 796,000	CDX.NA.HY	Equal to 5.00%	6.28%	Quarterly	$ (38,407)	$ (37,124)	$ 1,283
06/20/2025	2,300,000	CDX.NA.IG	Equal to 1.00%	3.35%	Quarterly	(250,240)	(246,196)	4,044
06/20/2025	5,500,000	iTraxx Europe	Equal to 1.00%	0.81%	Quarterly	29,206	66,505	37,299
06/20/2025	1,600,000	CDX.NA.IG	Equal to 1.00%	0.87%	Quarterly	(3,995)	12,030	16,025
						$(453,593)	$(297,601)	$155,992

*   Implied credit spreads, represented in absolute terms, are utilized in determining the market value of credit default swaps agreements on corporate issues or sovereign issues and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made prior to entering into the agreement. For credit default swaps with asset-backed securities or credit indices as the underlying assets, the quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

At April 30, 2020, the Fund held the following centrally cleared interest rate swaps:

			Receive (Pay)				Premiums		Unrealized
	Notional	Expiration	Floating	Floating	Fixed	Frequency of	Paid		Appreciation/
Currency	Amount	Date	Rate	Rate Index	Rate	Payments Made	(Received)	Value	(Depreciation)
AUD	$ 511,000	11/28/2025	Receive	3-month BBSW	1.08%	Quarterly	$ (1,280)	$ (3,545)	$ (2,265)
GBP	516,000	11/15/2029	Receive	12-month UK RPI	3.47%	Annually	(16,912)	(26,357)	(9,445)
SEK	1,830,000	02/04/2030	Receive	3-month STIBOR	0.66%	Quarterly	(509)	(1,279)	(770)
USD	856,000	03/03/2030	Receive	3-month LIBOR	1.13%	Quarterly	(27,958)	(41,177)	(13,219)
USD	2,060,000	03/03/2030	Receive	3-month LIBOR	1.13%	Quarterly	(89,736)	(98,890)	(9,154)
EUR	1,830,000	03/03/2030	Receive	6-month EURIBOR	–%	Semiannually	–	1,623	1,623
EUR	1,830,000	03/03/2030	Receive	6-month EURIBOR	–%	Semiannually	–	1,623	1,623
EUR	1,265,000	03/20/2030	Receive	6-month EURIBOR	0.12%	Semiannually	–	(40,857)	(40,857)
USD	475,000	03/23/2030	Receive	3-month LIBOR	1.01%	Quarterly	(13,723)	(17,038)	(3,315)
EUR	1,265,000	03/23/2030	Receive	6-month EURIBOR	0.10%	Semiannually	–	(37,348)	(37,348)
USD	475,000	03/23/2030	Receive	6-month LIBOR	1.01%	Semiannually	(15,917)	(17,038)	(1,121)
USD	228,000	01/17/2040	Receive	12-month US CPI	2.01%	Annually	–	(24,712)	(24,712)
USD	127,000	01/17/2050	Receive	12-month US CPI	2.01%	Annually	–	(21,230)	(21,230)
USD	829,000	03/16/2050	Receive	3-month LIBOR	0.72%	Quarterly	–	23,359	23,359
							$(166,035)	$(302,866)	$(136,831)
USD	$ 4,840,000	03/16/2025	Pay	3-month LIBOR	0.58%	Quarterly	$ –	$ 41,277	$ 41,277
AUD	1,732,000	11/28/2025	Pay	3-month BBSW	1.10%	Quarterly	–	12,584	12,584
AUD	1,732,000	11/28/2025	Pay	3-month BBSW	1.08%	Quarterly	–	12,017	12,017
AUD	5,196,000	12/05/2025	Pay	3-month BBSW	1.20%	Quarterly	–	47,767	47,767
GBP	2,790,000	11/15/2029	Pay	12-month UK RPI	3.47%	Annually	–	142,515	142,515
SEK	3,649,988	02/04/2030	Pay	3-month STIBOR	0.66%	Quarterly	–	2,550	2,550
SEK	7,300,012	02/05/2030	Pay	3-month STIBOR	0.63%	Quarterly	–	3,818	3,818
SEK	3,649,988	02/06/2030	Pay	3-month STIBOR	0.67%	Quarterly	–	2,653	2,653
SEK	9,611,724	02/26/2030	Pay	3-month STIBOR	0.48%	Quarterly	–	(2,620)	(2,620)
USD	2,060,000	03/03/2030	Pay	3-month LIBOR	1.13%	Quarterly	–	99,093	99,093
USD	2,060,000	03/03/2030	Pay	3-month LIBOR	1.13%	Quarterly	–	98,890	98,890
EUR	1,830,000	03/03/2030	Pay	6-month EURIBOR	–%	Semiannually	25,717	(1,623)	(27,340)

See accompanying Notes to Financial Statements.

2020 Semi-Annual Report	27

Statement of Investments (concluded)

April 30, 2020 (Unaudited)
Aberdeen Global Absolute Return Strategies Fund

			Receive (Pay)				Premiums		Unrealized
	Notional	Expiration	Floating	Floating	Fixed	Frequency of	Paid		Appreciation/
Currency	Amount	Date	Rate	Rate Index	Rate	Payments Made	(Received)	Value	(Depreciation)
EUR	$ 770,000	03/03/2030	Pay	6-month EURIBOR	–%	Semiannually	$ 8,493	$ (683)	$ (9,176)
USD	1,115,000	03/20/2030	Pay	3-month LIBOR	0.99%	Quarterly	–	38,505	38,505
EUR	495,500	03/20/2030	Pay	6-month EURIBOR	0.12%	Semiannually	11,356	15,995	4,639
EUR	495,500	03/20/2030	Pay	6-month EURIBOR	0.12%	Semiannually	12,266	15,767	3,501
USD	1,115,000	03/23/2030	Pay	3-month LIBOR	1.01%	Quarterly	–	39,996	39,996
USD	57,420	01/17/2040	Pay	12-month US CPI	2.01%	Annually	6,936	6,223	(713)
USD	116,580	01/17/2040	Pay	12-month US CPI	2.01%	Annually	16,000	12,636	(3,364)
USD	94,200	01/17/2050	Pay	12-month US CPI	2.01%	Annually	13,703	15,746	2,043
							$ 94,471	$ 603,106	$ 508,635
							$ (71,564)	$ 300,240	$ 371,804

At April 30, 2020, the Fund held the following over-the-counter total return swaps:

Currency	Notional Amount	Expiration Date	Receive (Pay) Total Return of Equity Security	Equity Security	Floating Rate Index	Frequency of Payments Made	Value	Unrealized Appreciation/ (Depreciation)
USD	$ 10,256	06/10/2020	Pay	Etsy, Inc.	1-month LIBOR	Monthly	$ (1,744)	$ (1,744)
USD	30,058	06/10/2020	Pay	Pinterest, Inc.	1-month LIBOR	Monthly	(7,644)	(7,644)
USD	1,993	06/10/2020	Pay	Pinterest, Inc.	1-month LIBOR	Monthly	(507)	(507)
USD	34,419	06/10/2020	Pay	Snapchat, Inc.	1-month LIBOR	Monthly	(10,343)	(10,343)
USD	34,260	06/10/2020	Pay	Uber Technologies, Inc.	1-month LIBOR	Monthly	(2,787)	(2,787)
USD	12,723	06/10/2020	Pay	Zillow Group, Inc.	1-month LIBOR	Monthly	(1,826)	(1,826)
USD	35,005	06/10/2020	Pay	Carvana Co.	1-month LIBOR	Monthly	(2,246)	(2,246)
USD	10,841	06/10/2020	Pay	Wayfair, Inc.	1-month LIBOR	Monthly	(5,658)	(5,658)
JPY	4,200,000	06/11/2020	Pay	SoftBank Group Corp.	1-month LIBOR	Monthly	(3,219)	(3,219)
								35,974
Total Total Return Swaps								35,974

At April 30, 2020, the Fund held the following purchased options:

	Expiration	Exercise		Notional			Unrealized
Description	Date	Price	Contracts	Amount	Cost	Value	Value
CALL OPTIONS PURCHASED (0.2%)
Swiss Leader Index
(KRW)	06/11/2020	244	2,500,000	$ 2,500,000	22,802	$ 37,493	$ 14,691
(KRW)	06/11/2020	275	1,750,000	1,750,000	16,734	3,189	(13,545)
							$ 1,146

At April 30, 2020, the Fund held the following written options:

PUT OPTIONS WRITTEN (0.2%)
Swiss Leader Index
(KRW)	06/11/2020	244	(2,500,000)	$(2,500,000)	(22,803)	$ (9,969)	$ 12,834
(KRW)	06/11/2020	275	(1,750,000)	(1,750,000)	(16,733)	(28,108)	(11,375)
							$ 1,459

See accompanying Notes to Financial Statements.

28	2020 Semi-Annual Report

Aberdeen Intermediate Municipal Income Fund (Unaudited)

Aberdeen Intermediate Municipal Income Fund returned -3.61% (Institutional Class shares net of fees) for the six-month period ended April 30, 2020, versus the –1.15% return of its benchmark, the ICE Bank of America (BofA) 1-22 Year U.S. Municipal Securities Index, during the same period.

The overall U.S. municipal bond market generated weak results during the reporting period, with the Bloomberg Barclays Municipal Bond Index,1 a broad municipal bond market benchmark, returning –1.33%, while the taxable bond market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index,2 returned 4.86%. The developments surrounding the COVID-19 pandemic and the expected impact on economic growth, both globally and domestically, caused a selloff in many of the major asset classes, including equities and corporate bonds, as well as municipal bonds. Much of the U.S. economy went into lockdown, states closed businesses and enacted social-distancing measures, and the federal government declared a national state of emergency, as the healthcare system became stressed in some parts of the country as a result of the health crisis.

In an effort to combat market volatility, along with an expected economic slowdown, the U.S. Federal Reserve (Fed) cut its benchmark interest rate by 150 basis points in two emergency sessions in March 2020, to a range of 0.00% to 0.25%. The Fed also enacted a money market lending facility, which included municipal money market funds, in a bid to stem liquidity concerns in money market funds. In addition to the Fed’s monetary action, the U.S. Congress passed the Coronavirus Aid, Relief, and Economic Security (CARES) Act, a historic $2 trillion economic stimulus package intended to combat the fallout from the economic shutdown and to enable the Fed to inject liquidity in several different markets.

Under the CARES Act, the Fed is authorized to purchase municipal debt maturing in more than six months (versus its normal ability to purchase debt with less than six-month maturities). This provision was enacted in addition to the municipal money market fund lending facility. In our view, Congress providing the Fed with the ability to purchase municipal debt may have acted to calm markets late in the reporting period.

The Fund underperformed its benchmark, the ICE BofA 1-22 Year Municipal Securities Index, over the six-month period ended April 30, 2020. The Fund’s relatively lower credit-quality positioning was a headwind for relative results, as certain medium-grade and top-tier

AAA3 securities outperformed. We continue to focus on adding what we believe is prudent yield to the Fund without taking on significant duration4 risk, while we are targeting overall strong credit quality. Fund performance also was hampered by allocations to senior housing, economic and industrial development, as well as charter school bond sectors. On the upside, the Fund’s positions in the mass transit, airports and general obligation bond sectors bolstered performance for the reporting period.

In our view, municipal fundamentals have shifted as a result of the COVID-19 outbreak and the subsequent economic shutdown. The fiscal and monetary responses remain fluid, but we believe that municipalities will be under budgetary stress given the expected revenue losses and increased expenditures as we enter an economic slowdown/recession. While a decrease in new issuance may have softened the municipal market selloff in March 2020, an increased forward calendar and need for additional debt issuance at the state and local level could continue to pressure the markets over the near term. Against this backdrop, we believe that longer-duration and lower-quality credits have the potential to underperform in the coming months. Nonetheless, we will look to maintain our weightings with respect to credit quality, as we feel our lower investment-grade5 securities contribute heavily to the Fund’s distribution yield. Additionally, we are comfortable with the underlying fundamentals of the Fund’s investments, and believe that a diversified credit mix can outperform over the entire credit cycle.

Portfolio Management:

U.S. Municipal Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 2.50% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.aberdeenstandard.com/en-us/us/investor/fund-centre.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

1                  The Bloomberg Barclays Municipal Bond Index tracks the performance of investment-grade, tax-exempt bonds with a maturity of at least one year. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

2                  The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market.

3                  S&P Global Ratings’ credit ratings express the agency’s opinion about the ability and willingness of an issuer, such as a corporation or state or city government, to meet its financial obligations in full and on time. Typically, ratings are expressed as letter grades that range, for example, from AAA to D to communicate the agency’s opinion of relative level of credit risk. Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

4                  Duration is an estimate of bond price sensitivity to changes in interest rates. The higher the duration, the greater the change (i.e., higher risk) in relation to interest-rate movements.

5                  Companies whose bonds are rated as “investment-grade’“ have a lower chance of defaulting on their debt than those rated as “non-investment grade.” Bonds rated BBB or above by credit rating agencies S&P and Fitch or Baa3 or above by Moody’s are classified as investment-grade.

2020 Semi-Annual Report	29

Aberdeen Intermediate Municipal Income Fund (Unaudited) (concluded)

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Municipal bonds can be significantly affected by political and economic changes, including inflation, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Municipal bonds have varying levels of sensitivity to changes in interest rates. Interest rate risk is generally lower for shorter-term Municipal bonds and higher for long term Municipal bonds.

Please read the prospectus for more detailed information regarding these and other risks.

30	2020 Semi-Annual Report

Aberdeen Intermediate Municipal Income Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2020)		Six Month†	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	(3.74%)	(0.79%)	1.23%	2.62%
	w/ SC2	(6.10%)	(3.27%)	0.73%	2.36%
Class C	w/o SC	(4.20%)	(1.61%)	0.47%	1.86%
	w/ SC3	(5.14%)	(2.58%)	0.47%	1.86%
Institutional Service Class[4]	w/o SC	(3.61%)	(0.51%)	1.48%	2.88%
Institutional Class[4,5]	w/o SC	(3.61%)	(0.53%)	1.50%	2.89%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

†	Not annualized
1

The Fund changed its investment strategy effective February 28, 2019. Performance information for periods prior to February 28, 2019 does not reflect such investment policy. An unaffiliated party served as the subadviser for the Fund from June 23, 2008 to February 27, 2011.

2	A 2.50% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4

Not subject to any sales charge. Returns before the first offering of the Institutional Class and Institutional Service Class shares (February 25, 2013) are based on the previous performance of Class D shares. Returns of each class have not been adjusted to reflect the expenses applicable to the respective classes. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what the Institutional Service Class, and Institutional Class shares would have produced because all classes invest in the same portfolio of securities. Returns for the Institutional Service Class, and Institutional Class shares would only differ to the extent of the differences in expenses of the classes.

5	Effective February 25, 2013, all Class D shares of the Fund were converted into Institutional Class shares of the Fund.

Performance of a $10,000 Investment (as of April 30, 2020)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Intermediate Municipal Income Fund, the ICE BofA 1-22 Year U.S. Municipal Securities Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2020. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The ICE BofA 1-22 Year U.S. Municipal Securities Index is a subset of the ICE BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity less than 22 years, calculated on a total return basis. The ICE BofA U.S. Municipal Securities Index tracks the performance of U.S. dollar-denominated investment grade tax-exempt debt publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. domestic market.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

2020 Semi-Annual Report     31

Aberdeen Intermediate Municipal Income Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

April 30, 2020 (Unaudited)

Asset Allocation
Municipal Bonds	97.1%
Short-Term Investment	1.7%
Other Assets in Excess of Liabilities	1.2%
100.0%

Top Holdings*
Harris County Health Facilities Development Corp. Revenue Bonds (SCH Health Care System), Prerefunded/Escrowed to Maturity, Series B 07/01/2027	9.0%
New Jersey Transportation Trust Fund Authority Revenue Bonds, Series A 12/15/2034	3.0%
Maryland Industrial Development Financing Authority Revenue Bonds (Occidental Petroleum Corp.) 03/01/2030	3.0%
County of Jackson Revenue Bonds, VRDN 07/01/2022	2.9%
Arizona Industrial Development Authority Revenue Bonds, Series B 01/01/2032	2.3%
Floyd County Development Authority Revenue Bonds (Georgia Power Co.) 09/01/2026	2.3%
Texas Municipal Gas Acquisition & Supply Corp. I Revenue Bonds, Series D 12/15/2026	2.2%
New York State Dormitory Authority Revenue Bonds (State University Educational Facilities 3rd Generation), Series A 05/15/2023	2.0%
Hudson Yards Infrastructure Corp. Revenue Bonds, Series A 02/15/2042	1.7%
Pennsylvania Turnpike Commission Revenue Bonds, Series A 07/15/2029	1.7%
Other	69.9%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top States
Texas	19.1%
New York	12.4%
Florida	6.8%
California	5.3%
Wisconsin	4.7%
Georgia	4.2%
New Jersey	4.0%
Pennsylvania	3.6%
Puerto Rico	3.5%
Michigan	3.3%
Other	33.1%
100.0%

32     2020 Semi-Annual Report

Statement of Investments

April 30, 2020 (Unaudited)
Aberdeen Intermediate Municipal Income Fund

	Shares or Principal Amount	Value (US$)
MUNICIPAL BONDS (97.1%)
Alabama (1.6%)
Black Belt Energy Gas District Revenue Bonds, Series A, 4.00%, 08/01/2047 (a)	$1,000,000	$1,038,420
Alaska (1.5%)
City of Valdez Revenue Bonds Pipelines Project, Series B, 5.00%, 01/01/2021	1,000,000	1,012,970
Arizona (2.3%)
Arizona Industrial Development Authority Revenue Bonds, Series B, 5.00%, 01/01/2032	1,580,000	1,545,777
California (5.3%)
Bay Area Toll Authority Revenue Bonds, Series A, 2.95%, 04/01/2047 (a)	350,000	374,665
Los Angeles Community College District General Obligation Unlimited Bonds, Series I, 4.00%, 08/01/2029	400,000	457,580
M-S-R Energy Authority Gas Revenue Bonds
Series B, 6.13%, 11/01/2029	495,000	604,573
Series A, 6.50%, 11/01/2039	500,000	715,350
San Francisco City & County Public Utilities Commission Revenue Bonds, (Pre-refunded @ $100, 11/01/2020), Series F, 5.00%, 11/01/2024	300,000	306,576
Turlock Irrigation District Revenue Bonds, 5.00%, 01/01/2029	1,000,000	1,024,960
		3,483,704
Connecticut (1.7%)
State Health & Educational Facilities Authority Revenue Bonds, Series F, 5.00%, 07/01/2027	1,135,000	1,111,324
District of Columbia (0.8%)
Washington Convention & Sports Authority Revenue Bonds, Series A, 5.00%, 10/01/2030	500,000	515,105
Florida (6.8%)
City of Tampa Revenue Bonds (Baycare Health Care System), Series A, 4.00%, 11/15/2033	1,000,000	1,031,040
County of Jackson Revenue Bonds, VRDN, 0.25%, 07/01/2022 (a)	1,900,000	1,900,000
Florida Development Finance Corp. Revenue Bonds (Imagine School At Broward) , 5.00%, 12/15/2039 (b)	500,000	525,275
Lee County Industrial Development Authority Revenue Bonds (Florida Light & Power Co.), Series A, 0.32%, 12/01/2046 (a)	600,000	600,000
Polk County Industrial Development Authority Revenue Bonds (Carpenter’s Home Estates, Inc. Project), 5.00%, 01/01/2039	160,000	154,528
Volusia County Educational Facility Authority Revenue Bonds, Series B, 5.00%, 10/15/2023	250,000	271,615
		4,482,458

	Shares or Principal Amount	Value (US$)
Georgia (4.2%)
Floyd County Development Authority Revenue Bonds (Georgia Power Co.), 0.30%, 09/01/2026 (a)	$1,500,000	$1,500,000
Main Street Natural Gas, Inc. Revenue Bonds, Series A, 5.00%, 05/15/2035	250,000	284,467
Monroe Country Development Authority Revenue Bonds, 2.35%, 10/01/2048 (a)	1,000,000	1,007,970
		2,792,437
Hawaii (1.0%)
City & County Honolulu HI Wastewater System Revenue Bonds, Series A, 5.00%, 07/01/2047	560,000	656,275
Illinois (2.0%)
Illinois Finance Authority Revenue Bonds (Carle Foundation), Series A, 6.00%, 08/15/2041	500,000	523,185
State of Illinois General Obligation Unlimited Bonds, Series D, 5.00%, 11/01/2021	815,000	817,086
		1,340,271
Indiana (1.1%)
Indiana Finance Authority Revenue Bonds (Earlham College, Inc.), 5.00%, 10/01/2032	750,000	746,925
Kansas (1.5%)
Kansas Hospital Loan City Of Holton Revenue Bonds (Rural Health Resources Of Jackson Co., Inc. Project), 2.50%, 07/01/2021	1,000,000	1,001,980
Kentucky (0.8%)
Kentucky Public Energy Authority Revenue Bonds, Series A, 4.00%, 04/01/2048 (a)	500,000	524,540
Louisiana (2.0%)
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Bonds (Glen Retirement System), Series A 5.00%, 01/01/2021	75,000	74,722
5.00%, 01/01/2022	160,000	158,637
5.00%, 01/01/2023	170,000	167,499
Louisiana Public Facilities Authority Revenue Bonds, (Pre-refunded @ $100, 05/15/2026), 3.00%, 05/15/2031	10,000	11,026
New Orleans Aviation Board Revenue Bonds (Louis Armstrong International Airport), 5.00%, 01/01/2028	500,000	602,690
New Orleans Aviation Board Revenue Bonds (Parking Facilities Corp.), 5.00%, 10/01/2027	250,000	305,045
		1,319,619
Maryland (3.0%)
Maryland Industrial Development Financing Authority Revenue Bonds (Occidental Petroleum Corp.), 12.00%, 03/01/2030 (a)	2,000,000	2,000,000

See accompanying Notes to Financial Statements.

2020 Semi-Annual Report     33

Statement of Investments (continued)

April 30, 2020 (Unaudited)
Aberdeen Intermediate Municipal Income Fund

	Shares or Principal Amount	Value (US$)
MUNICIPAL BONDS (continued)
Massachusetts (0.8%)
Massachusetts Development Finance Agency Revenue Bonds, Series A, 5.00%, 07/01/2036	$500,000	$556,210
Michigan (3.3%)
Flint Hospital Building Authority Revenue Bonds 4.00%, 07/01/2035	1,000,000	1,022,950
4.00%, 07/01/2038	750,000	754,830
Michigan Finance Authority Revenue Bonds (Cesar Chavez Academy), 3.25%, 02/01/2024	400,000	384,804
		2,162,584
Nebraska (1.2%)
Central Plains Energy Project, Gas Project Revenue Bonds (Project No.3), 5.00%, 09/01/2021	750,000	775,200
New Hampshire (0.8%)
New Hampshire Health & Education Facilities Authority Revenue Bonds (Dartmouth College) 5.00%, 08/01/2035	250,000	277,352
5.00%, 08/01/2036	245,000	270,806
		548,158
New Jersey (4.0%)
New Jersey Educational Facilities Authority Revenue Bonds (The College of New Jersey), Series F, 4.00%, 07/01/2033	100,000	103,202
New Jersey Transportation Trust Fund Authority Revenue Bonds, Series A, 5.00%, 12/15/2034	2,000,000	2,016,280
Newark Housing Authority Revenue Bonds (Newark Redevelopment Project), 4.00%, 01/01/2037	500,000	550,680
		2,670,162
New York (12.4%)
City of Elmira General Obligation Limited Bonds 5.00%, 07/01/2025 (b)	125,000	136,016
5.00%, 07/01/2033 (b)	625,000	667,619
City of Poughkeepsie General Obligation Limited Bonds, 5.00%, 06/01/2031	145,000	147,584
Hudson Yards Infrastructure Corp. Revenue Bonds, Series A, 5.00%, 02/15/2042	1,000,000	1,143,170
Nassau County Local Economic Assistance Corp. Revenue Bonds (Catholic Health Services), 5.00%, 07/01/2030	1,000,000	1,104,140
New York City Water & Sewer System Revenue Bonds, Series EE, 5.00%, 06/15/2037	295,000	344,705
New York State Dormitory Authority Revenue Bonds (State University Educational Facilities 3rd Generation), Series A, 5.50%, 05/15/2023	1,160,000	1,301,102
Oneida County Industrial Development Agency Revenue Bonds (Hamilton College Civic Facilities), 5.00%, 09/15/2027	1,000,000	1,003,070
Port Authority of New York & New Jersey Revenue Bonds, 5.00%, 10/15/2042	560,000	629,927
Tompkins County Industrial Development Agency Revenue Bonds (Cornell University Civic Facilities), Series A, 5.25%, 07/01/2030	1,000,000	1,006,930

	Shares or Principal Amount	Value (US$)
Village of Johnson City General Obligation Limited Bonds , Series A, 2.00%, 02/19/2021	$750,000	$754,163
		8,238,426
Ohio (1.7%)
Buckeye Tobacco Settlement Financing Authority Tobacco Settlement Assets-Backed Revenue Bonds 3.00%, 06/01/2048	500,000	414,625
4.00%, 06/01/2048	500,000	500,810
5.00%, 06/01/2055	110,000	97,901
Ohio Air Quality Development Authority Revenue Bonds (Ohio Valley Electric Corp. Project), Series A, 3.25%, 09/01/2029	135,000	123,733
		1,137,069
Pennsylvania (3.6%)
Montgomery County Industrial Development Authority Revenue Bonds (Imagine School At Broward) , 4.00%, 12/01/2037	300,000	286,644
Pennsylvania Turnpike Commission Revenue Bonds, Series A, 5.25%, 07/15/2029	850,000	1,116,432
School Dist. of the City of Erie, General Obligation Limited Bonds, Series A, (AGM ST AID WITHHLDG), 5.00%, 04/01/2034	825,000	999,818
		2,402,894
Puerto Rico (3.5%)
Commonwealth of Puerto Rico General Obligation Unlimited Bonds, Series A, (AGM), 5.25%, 07/01/2024	615,000	635,670
Commonwealth of Puerto Rico General Obligation Unlimited Bonds, Series A 5.50%, 07/01/2020	500,000	501,280
5.50%, 07/01/2020	500,000	501,280
Commonwealth of Puerto Rico Public Improvement General Obligation Unlimited Bonds, (AGC-ICC), 5.50%, 07/01/2022	250,000	260,878
Electric Power Authority Revenue Bonds, Series V, 5.25%, 07/01/2026	100,000	102,655
Highway & Transportation Authority Revenue Bonds, (AGC), 5.50%, 07/01/2031	300,000	329,580
		2,331,343
Rhode Island (1.1%)
Tobacco Settlement Financing Corp. Revenue Bonds, Series B, 4.50%, 06/01/2045	750,000	736,673
South Carolina (1.8%)
City of Rock Hill SC Combined Utility System Revenue Bonds 5.00%, 01/01/2025	500,000	581,745
5.00%, 01/01/2026	500,000	595,860
		1,177,605
Tennessee (2.2%)
Knox County Health Educational & Housing Facilities Board Revenue Bonds (University Health System, Inc.), 5.00%, 09/01/2036	500,000	542,440

See accompanying Notes to Financial Statements.

34     2020 Semi-Annual Report

Statement of Investments (concluded)

April 30, 2020 (Unaudited)
Aberdeen Intermediate Municipal Income Fund

	Shares or Principal Amount	Value (US$)
MUNICIPAL BONDS (continued)
Tennessee (continued)
Metropolitan Government Nashville & Davidson Health & Educational Facilities Revenue Bonds (Trevecca Nazarene University Project), 5.00%, 10/01/2034	$360,000	$373,687
Tennessee Energy Acquisition Corp. Revenue Bonds, Series A, 5.25%, 09/01/2023	500,000	536,225
		1,452,352
Texas (19.1%)
Dallas/Fort Worth International Airport Revenue Bonds, Joint Revenue Refunding Bonds, Series B, 5.00%, 11/01/2020	1,000,000	1,016,780
Harris County Health Facilities Development Corp. Revenue Bonds (SCH Health Care System), Prerefunded/Escrowed to Maturity, Series B, 5.75%, 07/01/2027	5,015,000	5,968,703
Mansfield Industrial Development Corp. Revenue Bond, AMT, VRDN, 15.00%, 11/01/2026 (a)	500,000	500,000
Matagorda County Navigation District No. 1 Revenue Bonds, Series B-1, 4.00%, 06/01/2030	1,000,000	1,021,530
Port of Beaumont Navigation District of Jefferson County Dock & Wharf Facilities Revenue Bonds (Jefferson Railport Terminal II LLC), 4.00%, 01/01/2050 (b)	1,000,000	739,770
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds (Baylor Scott & White Obligated Group), 5.00%, 11/15/2029	800,000	931,352
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds (Texas Health Resources Obligated Group), Series A, 4.00%, 02/15/2036	1,000,000	1,080,380
Texas Municipal Gas Acquisition & Supply Corp. I Revenue Bonds, Series D, 6.25%, 12/15/2026	1,275,000	1,433,788
		12,692,303
Utah (1.0%)
Salt Lake City Corp. Airport Revenue Bonds, Series B, 5.00%, 07/01/2042	100,000	111,246
Utah Charter School Finance Authority Revenue Bonds (Scholar Academy), Series A, 4.50%, 04/15/2048 (a)(b)	570,000	547,046
		658,292
Washington (0.3%)
State Housing Finance Commission Revenue Bonds (Transforming Age Project), Series A, 5.00%, 01/01/2024 (b)	180,000	180,524

	Shares or Principal Amount	Value (US$)
Wisconsin (4.7%)
Public Finance Authority Revenue Bonds 5.00%, 06/15/2029	$530,000	$596,520
5.00%, 06/15/2034	425,000	462,901
Public Finance Authority Revenue Bonds, 5.00%, 07/01/2038	1,000,000	1,058,830
Wisconsin Health & Educational Facilities Authority Revenue Bonds, (Pre-refunded @ $100, 07/15/2021), Series A, 5.00%, 07/15/2028	500,000	525,030
Wisconsin Health & Educational Facilities Authority Revenue Bonds (Froedtert Health, Inc. Obligated Group), Series 2017 A, 5.00%, 04/01/2035	250,000	287,018
Wisconsin Health & Educational Facilities Authority Revenue Bonds (St. Camillus Health System) 5.00%, 11/01/2020	50,000	50,045
5.00%, 11/01/2021	120,000	120,324
		3,100,668
Total Municipal Bonds		64,392,268
SHORT-TERM INVESTMENT (1.7%)
UNITED STATES (1.7%)
BlackRock Liquidity Funds MuniCash Portfolio, Institutional Shares	1,157,593	1,157,825
Total Short-Term Investment		1,157,825
Total Investments (Cost $64,773,001) (c)—98.8%		65,550,093
Other Assets in Excess of Liabilities—1.2%		762,644
Net Assets—100.0%		$66,312,737

(a)   Variable Rate Instrument. The rate shown is based on the latest available information as of April 30, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(b)   Denotes a security issued under Regulation S or Rule 144A.

(c)   See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

See accompanying Notes to Financial Statements.

2020 Semi-Annual Report     35

Aberdeen Short Duration High Yield Municipal Fund (Unaudited)

Aberdeen Short Duration High Yield Municipal Fund returned –3.06% (Institutional Class shares net of fees) for the six-month period ended April 30, 2020, versus the –0.06% return of its benchmark, the S&P Municipal Bond Short Intermediate Index, and the –3.68% return of its blended secondary benchmark, comprising 30% Bloomberg Barclays 1-10 Year Municipal Index/70% Bloomberg Barclays 1-10 Year Municipal High Yield Index.

The overall U.S. municipal bond market generated weak results during the reporting period, with the Bloomberg Barclays Municipal Bond Index,1 a broad municipal bond market benchmark, returning –1.33%, while the taxable bond market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index,2 returned 4.86%. The developments surrounding the COVID-19 pandemic and the expected impact on economic growth, both globally and domestically, caused a selloff in many of the major asset classes, including equities and corporate bonds, as well as municipal bonds. Much of the U.S. economy went into lockdown, states closed businesses and enacted social-distancing measures, and the federal government declared a national state of emergency, as the healthcare system became stressed in some parts of the country as a result of the health crisis.

In an effort to combat market volatility, along with an expected economic slowdown, the U.S. Federal Reserve (Fed) cut its benchmark interest rate by 150 basis points in two emergency sessions in March 2020, to a range of 0.00% to 0.25%. The Fed also enacted a money market lending facility, which included municipal money market funds, in a bid to stem liquidity concerns in money market funds. In addition to the Fed’s monetary action, the U.S. Congress passed the Coronavirus Aid, Relief, and Economic Security (CARES) Act, a historic $2 trillion economic stimulus package intended to combat the fallout from the economic shutdown and to enable the Fed to inject liquidity in several different markets.

Under the CARES Act, the Fed is authorized to purchase municipal debt maturing in more than six months (versus its normal ability to purchase debt with less than six-month maturities). This provision was enacted in addition to the municipal money market fund lending facility. In our view, Congress providing the Fed with the ability to purchase municipal debt may have acted to calm markets late in the reporting period.

During the reporting period, the Fund’s average weighted maturity and effective duration3 were shorter than that of its blended secondary benchmark, which is comprised of 30% Bloomberg Barclays 1-10 Year Municipal Index/70% Bloomberg Barclay 1-10 Year Municipal High Yield Index. This enhanced the Fund’s relative performance over the period. The Fund had an underweight allocation to lower-quality securities relative to the secondary benchmark, which benefited performance as lower-credit-quality securities underperformed their higher-quality counterparts.

Other contributors to Fund performance for the reporting period included exposures to K-12 school districts, appropriation,4 and economic and industrial development bonds. This was partially offset by positions in continuing care retirement communities, student housing and higher education securities. From a security selection perspective, the position in BB-rated5 municipal bonds was the largest contributor to performance, though the Fund’s allocation to the ratings category was in line with that of the benchmark. From a duration perspective, the positioning in the 0-1 year and 6-8 year segments of the yield curve had a positive impact on the Fund’s relative performance.

During the reporting period, the Fund maintained a roughly 50%/50% allocation mix in high-yield and investment-grade6 bonds. We believe that this positioning late in the reporting period served investors well during the market dislocation as a result of the COVID-19 pandemic, as investment-grade bonds outperformed their high-yield counterparts during this time.

In our view, municipal fundamentals have shifted as a result of the COVID-19 outbreak and the subsequent economic shutdown. The fiscal and monetary responses remain fluid, but we believe that municipalities will be under budgetary stress given the expected revenue losses and increased expenditures as we enter an economic slowdown/recession. While a decrease in new issuance may have softened the municipal market selloff in March 2020, an increased forward calendar and need for additional debt issuance at the state and local level could continue to pressure the markets over the near term. Additionally, given the underperformance of high-yield municipal bonds relative to the overall municipal market, we believe that fund flows into the asset class will remain weak. Against this backdrop, we believe that longer-duration and lower-quality credits

1           The Bloomberg Barclays Municipal Bond Index tracks the performance of investment-grade, tax-exempt bonds with a maturity of at least one year. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

2           The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the performance of the investment -grade, U.S. dollar-denominated, fixed-rate taxable bond market.

3           Duration is an estimate of bond price sensitivity to changes in interest rates. The higher the duration, the greater the change (i.e., higher risk) in relation to interest-rate movements.

4    Appropriation bonds are backed by appropriations of a state or local government and are often structured as leases under state law. They are not legal debts of the government.

5           S&P Global Ratings’ credit ratings express the agency’s opinion about the ability and willingness of an issuer, such as a corporation or state or city government, to meet its financial obligations in full and on time. Typically, ratings are expressed as letter grades that range, for example, from AAA to D to communicate the agency’s opinion of relative level of credit risk. Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

6           Companies whose bonds are rated as “investment-grade” usually have a lower chance of defaulting on their debt than those rated as “non-investment grade.” These bonds generally are issued by long-established companies with strong balance sheets. Bonds rated BBB or above by major credit rating agencies are considered investment-grade.

36     2020 Semi-Annual Report

Aberdeen Short Duration High Yield Municipal Fund (Unaudited) (concluded)

have the potential to underperform in the coming months. We intend to maintain the Fund’s overweight allocation to higher-rated securities relative to the blended benchmark (30% Bloomberg Barclays 1-10 Year Municipal Bond Index/70% Bloomberg Barclays High Yield 1-10 Year Municipal Bond Index), as we do not see sufficient value in moving down in credit quality. Additionally, we do not expect to extend the Fund’s duration substantially over the medium term.

Portfolio Management:

U.S. Municipal Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 2.50% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.aberdeenstandard.com/en-us/us/investor/fund-centre.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Municipal bonds can be significantly affected by political and economic changes, including inflation, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Municipal bonds have varying levels of sensitivity to changes in interest rates. Interest rate risk is generally lower for shorter-term Municipal bonds and higher for long term Municipal bonds.

Please read the prospectus for more detailed information regarding these and other risks.

2020 Semi-Annual Report     37

Aberdeen Short Duration High Yield Municipal Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2020)		Six Month†	1 Yr.	5 Yr.	Inception[2]
Class A	w/o SC	(3.18%)	(0.74%)	1.88%	2.69%
	w/ SC3	(5.57%)	(3.22%)	1.38%	2.31%
Institutional Class[4]	w/o SC	(3.06%)	(0.49%)	2.14%	2.94%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

†    Not annualized

1    The Fund changed its investment strategy effective February 28, 2019. Performance information for periods prior to February 28, 2019 does not reflect the Fund’s current investment strategy. Returns prior to May 7, 2018 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The Fund and the Predecessor Fund had substantially similar investment objectives and strategies prior to the Fund’s adoption of its current investment strategies on February 28, 2019. Please consult the Fund’s prospectus for more detail.

2    Predecessor Fund commenced operations on May 31, 2013.

3    A 2.50% front-end sales charge was deducted.

4    Not subject to any sales charges.

Performance of a $1,000,000 Investment* (as of April 30, 2020)

*  Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen Short Duration High Yield Municipal Fund, the S&P Municipal Bond Short Intermediate Index, a blended benchmark of 30% Bloomberg Barclays 1-10 Year Municipal Bond

Index/70% Bloomberg Barclays 1-10 Year Municipal High Yield Index (the “Blended Index”) and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The S&P Municipal Bond Short Intermediate Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of one year and a maximum maturity of up to, but not including, eight years as measured from the Rebalancing Date.

Bloomberg Barclays 1-10 Year Municipal Bond Index is an unmanaged index composed of investment-grade municipal bonds with maturity dates of more than one year and less than 10 years.

Bloomberg Barclays 1-10 Year Municipal High Yield Index is a sub-index of the Bloomberg Barclays Municipal High Yield Bond Index composed of issues with effective maturity dates of 1-10 years and excludes purpose class of Other. The Bloomberg Barclays Municipal High Yield Bond Index is a flagship measure of the non-investment grade and non-rated USD-denominated tax exempt bond market.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

38     2020 Semi-Annual Report

Aberdeen Short Duration High Yield Municipal Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

April 30, 2020 (Unaudited)

Asset Allocation
Municipal Bonds	98.7%
Mutual Funds	—%
Other Assets in Excess of Liabilities	1.3%
100.0%

Amounts listed as “–“ are 0% or round to 0%.

Top Holdings
Maryland Industrial Development Financing Authority Revenue Bonds (Occidental Petroleum Corp.) 03/01/2030	5.3%
Madison Country Capital Resource Corp. Revenue Bonds (Cazenovia College Project) 09/01/2022	2.7%
Mississippi Business Finance Corp. Revenue Bonds (PSL- North America) 11/01/2032	2.1%
Multi-Pass Through Custodial Receipts Revenue Bonds 03/01/2036	2.1%
Dekalb Country Housing Authority Revenue Bonds (Highlands At East Atlanta Apartments Project) 09/01/2036	2.1%
Public Finance Authority Revenue Bonds 01/01/2027	1.7%
Texas Municipal Gas Acquisition & Supply Corp. I Revenue Bonds 12/15/2026	1.7%
Broward County Industrial Development Revenue Bonds (Florida Power & Light Co.) 06/01/2045	1.6%
Commonwealth of Puerto Rico General Obligation Unlimited Bonds 07/01/2020	1.4%
Pennsylvania Economic Development Financing Authority Revenue Bonds (Talen Energy Supply LLC) 12/01/2037	1.3%
Other	78.0%
100.0%

Top States
New York	11.9%
Maryland	7.7%
Puerto Rico	7.3%
Florida	7.1%
Texas	6.3%
Wisconsin	5.0%
Pennsylvania	4.9%
Georgia	4.6%
Illinois	4.5%
Mississippi	4.0%
Other	36.7%
100.0%

2020 Semi-Annual Report     39

Statement of Investments

April 30, 2020 (Unaudited)
Aberdeen Short Duration High Yield Municipal Fund

	Shares or Principal Amount	Value (US$)
MUNICIPAL BONDS (98.7%)
Alabama (1.4%)
Alabama Industrial Development Solid Waste Disposal Revenue Bonds (OfficeMax, Inc.), 6.45%, 12/01/2023	$ 750,000	$ 736,170
Health Care Authority for Baptist Health Revenue Bonds, Series D, 5.00%, 11/15/2021	850,000	852,609
Jemison Public Building Authority Revenue Bonds, Series B, 3.00%, 03/01/2021	70,000	70,886
Jemison Water & Sewer Revenue Bonds, Series A
3.00%, 03/01/2021	50,000	50,206
3.50%, 03/01/2026	290,000	295,229
Selma Industrial Development Board. Revenue Bonds, 5.80%, 05/01/2034	1,400,000	1,402,100
		3,407,200
Arizona (2.7%)
Arizona Industrial Development Authority Revenue Bonds (Great Lakes Senior Living Communities LLC Project Third Tier), Series C
5.13%, 01/01/2034 (a)	775,000	750,898
5.13%, 01/01/2035 (a)	815,000	782,873
5.13%, 01/01/2036 (a)	860,000	820,294
5.13%, 01/01/2037 (a)	905,000	857,822
Arizona Industrial Development Authority Revenue Bonds (Kaizen Education Foundation)
5.00%, 07/01/2022 (a)	385,000	390,240
5.00%, 07/01/2023 (a)	405,000	411,950
La Paz County Industrial Development Authority Revenue Bonds (Charter School Solutions), Series A
5.00%, 02/15/2021 (a)	240,000	245,806
5.00%, 02/15/2026 (a)	500,000	531,330
Maricopa County Industrial Development Authority Revenue Bonds (Paragon Management, Inc.)
2.88%, 07/01/2021 (a)	260,000	256,222
4.00%, 07/01/2026 (a)	1,250,000	1,218,612
Phoenix Industrial Development Authority Education Facility Revenue Bonds (BASIS Schools, Inc.), 3.00%, 07/01/2020 (a)	40,000	39,920
Phoenix Industrial Development Authority Education Facility Revenue Bonds (Freedom Academy, Inc.), 3.88%, 07/01/2021 (a)	110,000	109,472
		6,415,439
Arkansas (1.7%)
Arkansas Public Housing Authority Municipal Series 1 LLC Revenue Bonds, 3.75%, 09/01/2026 (a)(b)(c)	1,170,000	1,143,254
County of Baxter Hospital Revenue Bonds (Baxter Regional Medical Center), Series A
5.00%, 09/01/2025	1,000,000	1,109,860
5.00%, 09/01/2026	1,490,000	1,671,869
		3,924,983

	Shares or Principal Amount	Value (US$)
California (0.5%)
California Pollution Control Financing Authority Solid Waste Disposal Revenue Bonds (CalPlant I LLC), 7.50%, 07/01/2032 (a)	$ 500,000	$ 270,000
Tobacco Securitization Authority of Northern California Revenue Bonds, Series A-2, 5.40%, 06/01/2027	985,000	982,665
		1,252,665
Colorado (0.6%)
Colorado Health Facilities Authority Revenue Bonds (Frasier Meadows Manor, Inc.)
5.00%, 05/15/2025	320,000	316,358
Series B, 5.00%, 05/15/2028	500,000	486,780
Series B, 5.00%, 05/15/2029	585,000	566,409
		1,369,547
Connecticut (0.9%)
City of West Haven General Obligation Unlimited Bonds
Series A, 5.00%, 11/01/2025	325,000	362,092
Series B, 5.00%, 11/01/2025	240,000	267,391
Series A, 5.00%, 11/01/2026	325,000	367,315
Series B, 5.00%, 11/01/2026	200,000	226,040
Series A, 5.00%, 11/01/2027	635,000	725,824
Series B, 5.00%, 11/01/2027	200,000	228,606
		2,177,268
District of Columbia (1.0%)
District of Columbia Revenue Bonds (Ingleside Presbyterian Retirement Community, Inc.), Series B, 3.88%, 07/01/2024	1,500,000	1,411,995
District of Columbia Revenue Bonds (The Freedom Forum Issue), Series A, 6.09%, 08/01/2037 (b)	950,000	950,000
		2,361,995
Florida (7.1%)
Broward County Industrial Development Revenue Bonds (Florida Power & Light Co.), 0.32%, 06/01/2045 (b)	3,680,000	3,680,000
Capital Trust Agency, Inc. Revenue Bonds (Silver Creek St. Augustine LLLP), Series A, 6.50%, 01/01/2024 (c)(d)	250,000	160,000
Celebration Pointe Community Development District No.1 Special Assessment Revenue Bonds, 4.75%, 05/01/2024	70,000	71,453
City of Atlantic Beach Health Care Facilities Revenue Bonds (Naval Continuing Care Retirement Foundation, Inc.), Series A, 5.00%, 11/15/2021	200,000	202,286
Florida Development Finance Corp. Educational Facilities Revenue Bonds (Imagine School At Broward Project)
Series A, 4.00%, 12/15/2029 (a)	530,000	546,409
Series A, 5.00%, 12/15/2034 (a)	530,000	567,460

See accompanying Notes to Financial Statements.

40     2020 Semi-Annual Report

Statement of Investments (continued)

April 30, 2020 (Unaudited)
Aberdeen Short Duration High Yield Municipal Fund

	Shares or Principal Amount	Value (US$)
MUNICIPAL BONDS (continued)
Florida (continued)
Florida Development Finance Corp. Educational Facilities Revenue Bonds (Miami Arts Charter School Project), Series A, 5.00%, 06/15/2024 (a)	$ 100,000	$ 95,486
Florida Development Finance Corp. Solid Waste Revenue Bonds (Waste Pro USA, Inc.)
5.00%, 05/01/2029 (a)	2,000,000	2,019,960
5.00%, 08/01/2029 (a)(b)	2,000,000	2,007,000
Lee County Industrial Development Authority Revenue Bonds (Florida Light & Power Co.), Series A, 0.32%, 12/01/2046 (b)	2,800,000	2,800,000
Martin County Industrial Development Authority Revenue Bonds (Indiantown Cogeneration LP), 4.20%, 12/15/2025 (a)	2,000,000	1,999,920
Palm Beach County Revenue Bonds (Provident Group – PBAU Properties LLC – Palm Beach Atlantic University Housing Project), Series A, 5.00%, 04/01/2029 (a)	1,440,000	1,453,536
Polk County Industrial Development Authority Revenue Bonds (Carpenter’s Home Estates, Inc. Project)
Series A, 5.00%, 01/01/2029	440,000	451,796
5.00%, 01/01/2039	240,000	231,792
Village Community Development District #12, Special Assessment Revenue Bonds, 2.88%, 05/01/2021	330,000	330,073
		16,617,171
Georgia (4.6%)
Dekalb Country Housing Authority Revenue Bonds (Highlands At East Atlanta Apartments Project), 1.97%, 09/01/2036 (a)(b)	5,000,000	4,936,400
Development Authority of Monroe County Revenue Bonds (Gulf Power Co. Project), AMT, VRDN, 0.32%, 10/01/2049 (b)	1,000,000	1,000,000
Main Street Natural Gas, Inc. Revenue Bonds, Series A
5.00%, 05/15/2030	200,000	224,606
5.00%, 05/15/2036	1,970,000	2,239,555
The Atlanta Development Authority Senior Health Care Revenue Bonds (Georgia Proton Treatment Center Project), Series A-1, 6.75%, 01/01/2035	2,300,000	2,356,948
		10,757,509
Guam (0.1%)
Guam International Airport Authority Revenue Bonds (Antonio B. Won Pat International Airport Authority), Series C, 5.00%, 10/01/2021	160,000	157,994
Idaho (0.4%)
Idaho Housing & Finance Association Revenue Bonds (Idaho Arts Charter School, Inc.), Series A, 4.00%, 12/01/2026	900,000	874,746
Idaho Housing & Finance Association Revenue Bonds (Victory Charter School), Series A, 4.00%, 07/01/2026	145,000	149,006
		1,023,752

	Shares or Principal Amount	Value (US$)
Illinois (4.5%)
Chicago Board of Education General Obligation Unlimited Bonds
Series C, 5.00%, 12/01/2022	$ 600,000	$ 610,410
Series A, 5.00%, 12/01/2028	200,000	241,790
Cook County School District No. 144 Prairie Hills General Obligation Unlimited Bonds, Series A, 4.00%, 12/01/2033	600,000	633,234
Governors State University Certificates of Participation (Capital Improvement Project), 5.00%, 07/01/2026	400,000	465,748
Illinois Finance Authority Educational Facility Revenue Bonds (Rogers Park Montessori School), 5.00%, 02/01/2024	205,000	208,143
Illinois Finance Authority Revenue Bonds (Benedictine University), 5.00%, 10/01/2025	1,035,000	1,066,495
Illinois Finance Authority Revenue Bonds (CHF-Chicago LLC), Series A
5.00%, 02/15/2027	420,000	446,305
5.00%, 02/15/2028	400,000	424,736
5.00%, 02/15/2029	520,000	549,229
5.00%, 02/15/2030	335,000	351,154
5.00%, 02/15/2031	370,000	385,214
5.00%, 02/15/2032	225,000	232,852
Illinois Finance Authority Revenue Bonds (Chicago Charter School Foundation)
5.00%, 12/01/2028	250,000	266,010
5.00%, 12/01/2029	315,000	333,037
Illinois Finance Authority Revenue Bonds (Intrinsic Schools Belmont Campus Project), Series A, 4.50%, 12/01/2020 (a)	45,000	45,019
Metropolitan Pier & Exposition Authority Revenue Bonds
5.00%, 12/15/2025	295,000	303,387
5.00%, 12/15/2027	100,000	102,858
State of Illinois General Obligation Unlimited Bonds
5.00%, 08/01/2021	50,000	50,103
5.00%, 08/01/2024	2,000,000	1,981,840
4.00%, 02/01/2030	745,000	755,788
Village of Matteson Revenue Bonds
5.00%, 12/01/2026	150,000	175,506
5.00%, 12/01/2027	150,000	178,468
5.00%, 12/01/2028	350,000	418,397
Village of Willow Springs General Obligation Unlimited Bonds, Series C, 4.45%, 12/15/2021	285,000	285,693
		10,511,416
Indiana (1.7%)
City of Valparaiso Exempt Facilities Revenue Bonds (Pratt Paper LLC), 5.88%, 01/01/2024	135,000	137,542
Hammond Local Public Improvement Bond Bank Revenue Bonds, Series B, 4.63%, 07/15/2023 (a)	1,485,000	1,541,549
Indiana Finance Authority Hospital Revenue Bonds (Bethany Circle of King’s Daughters’ of Madison Indiana ,Inc.), 5.00%, 08/15/2020	115,000	116,001
Indiana Finance Authority Revenue Bonds (Earlham College, Inc.), 5.00%, 10/01/2032	2,250,000	2,240,775
		4,035,867

See accompanying Notes to Financial Statements.

2020 Semi-Annual Report     41

Statement of Investments (continued)

April 30, 2020 (Unaudited)
Aberdeen Short Duration High Yield Municipal Fund

	Shares or Principal Amount	Value (US$)
MUNICIPAL BONDS (continued)
Iowa (0.0%)
Iowa Higher Education Loan Authority Revenue Bonds (Wartburg College), 2.50%, 10/01/2020	$ 115,000	$ 114,617
Kansas (1.6%)
Independent College Finance Authority Revenue Notes (Bethel College), Series A, 5.50%, 05/01/2020	400,000	400,000
Independent College Finance Authority Revenue Notes (Central Christian College Of Kansas), Series B, 6.13%, 05/01/2020	200,000	200,000
Independent College Finance Authority Revenue Notes (Ottawa University), Series C, 5.50%, 05/01/2020	1,200,000	1,200,000
Kansas Hospital Loan City Of Holton Revenue Bonds (Rural Health Resources Of Jackson Co., Inc. Project), 2.50%, 07/01/2021	2,000,000	2,003,960
		3,803,960
Kentucky (1.2%)
Ohio County Pollution Control Revenue Bonds (Big Rivers Electric Corp.), Series A, 6.00%, 07/15/2031	2,875,000	2,881,239
Louisiana (2.1%)
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Bonds (Provident Group – ULM Properties LLC – University Of Louisiana At Manroe Project), Series A, 5.00%, 07/01/2029 (a)	1,000,000	1,030,540
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Bonds (St. James Place of Baton Rouge), Series A, 5.50%, 11/15/2025	250,000	250,530
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Bonds (The Glen System Retirement Project), Series A
5.00%, 01/01/2024	180,000	176,053
5.00%, 01/01/2025	370,000	358,919
5.00%, 01/01/2026	390,000	374,556
5.00%, 01/01/2027	410,000	389,242
5.00%, 01/01/2028	430,000	403,116
5.00%, 01/01/2029	450,000	416,191
Louisiana Local Government Environmental Facilities & Community Development Authority Student Housing Revenue Bonds (Provident Group – ULM Properties LLC – University Of Louisiana At Manroe Project), Series A, 5.00%, 07/01/2039 (a)	1,000,000	913,520
Louisiana Public Facilities Authority Revenue Bonds (Young Audiences Charter School Project), Series A, 5.00%, 04/01/2030 (a)	400,000	385,744
Parish of St. Charles Gulf Opportunity Zone Revenue Bonds (Valero Project), 4.00%, 12/01/2040 (b)	315,000	321,256
		5,019,667

	Shares or Principal Amount	Value (US$)
Maryland (7.7%)
Anne Arundel County Consolidated Special Taxing District Bonds (Villages at Two Rivers Project), 4.20%, 07/01/2024	$ 100,000	$ 96,009
Frederick County Educational Facilities Revenue Bonds (Mount St. Marys University), Series A
5.00%, 09/01/2027 (a)	1,495,000	1,534,931
5.00%, 09/01/2032 (a)	740,000	725,281
Maryland Economic Development Corp. Revenue Bonds (CONSOL Marine Terminal, Inc.), 5.75%, 09/01/2025	1,445,000	1,451,748
Maryland Health & Higher Educational Facilities Authority Revenue Bonds (Adventist Healthcare Obligated Group), 5.00%, 01/01/2021	450,000	457,403
Maryland Industrial Development Financing Authority Revenue Bonds (Occidental Petroleum Corp.), 12.00%, 03/01/2030 (b)	12,510,000	12,510,000
The Mayor and Council of Rockville Economic Development Revenue Bonds (King Farm Presbyterian Retirement Community, Inc.)
Series A-2, 5.00%, 11/01/2025	705,000	715,815
5.00%, 11/01/2027	600,000	605,970
		18,097,157
Massachusetts (2.2%)
Lynn Housing Authority & Neighborhood Development Revenue Bonds, 4.00%, 10/01/2022	525,000	536,230
Massachusetts Development Finance Agency Revenue Bonds (Linden Ponds, Inc.), 4.00%, 11/15/2023 (a)	820,000	781,755
Massachusetts Development Finance Agency Revenue Bonds (NewBridge on The Charles, Inc.)
4.00%, 10/01/2025 (a)	500,000	484,365
4.00%, 10/01/2026 (a)	500,000	480,810
4.00%, 10/01/2027 (a)	450,000	428,841
Massachusetts Development Finance Agency Revenue Bonds (Provident Commonwealth Education Resource, Inc.), 5.00%, 10/01/2024	1,500,000	1,596,150
Massachusetts Development Finance Agency Revenue Bonds (Wellforce Issue), Series A
5.00%, 07/01/2033	500,000	565,215
5.00%, 07/01/2034	300,000	338,040
		5,211,406
Michigan (0.8%)
Calhoun County Hospital Finance Authority Revenue Bonds (Ella E.M. Brown Charitable Circle), 5.00%, 02/15/2024	500,000	541,550
Charyl Stockwell Academy Revenue Bonds, 4.88%, 10/01/2023	70,000	68,569
Jackson College Dormitory Housing Revenue Bonds, 5.00%, 05/01/2021	165,000	165,267
Michigan Finance Authority Public School Academy Limited Revenue Bond (Cesar Chavez Academy Project), 4.00%, 02/01/2029	700,000	663,719
Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series A, 5.13%, 06/01/2022	490,000	490,304
		1,929,409

See accompanying Notes to Financial Statements.

42     2020 Semi-Annual Report

Statement of Investments (continued)

April 30, 2020 (Unaudited)
Aberdeen Short Duration High Yield Municipal Fund

	Shares or Principal Amount	Value (US$)
MUNICIPAL BONDS (continued)
Minnesota (1.7%)
City of Hugo Charter School Lease Revenue Bonds (CS Property Noble LLC), Series A, 4.00%, 07/01/2020	$ 145,000	$ 145,096
Rice County Educational Facility Revenue Bonds (Shattuck-St Mary’s School), Series A, 5.00%, 08/01/2022 (a)	975,000	981,201
Shakopee Minnesota Senior Housing Revenue Bonds (Benedictine Living Community of Shakopee LLC Project), 5.85%, 11/01/2058 (a)(b)	3,000,000	2,857,980
		3,984,277
Mississippi (4.0%)
Mississippi Business Finance Corp. Revenue Bonds (Huntington Ingalls Industries, Inc.), 4.55%, 12/01/2028	980,000	890,075
Mississippi Business Finance Corp. Revenue Bonds (PSL-North America), Series A, 3.75%, 11/01/2032 (b)	5,000,000	5,000,000
Mississippi Development Bank Revenue Bonds (Hancock County Gomesa Project), 4.55%, 11/01/2039 (a)	2,000,000	1,635,500
Mississippi Pearl General Obligation Unlimited Bonds
2.75%, 07/15/2020	520,000	519,106
3.00%, 07/15/2022	630,000	617,041
3.13%, 07/15/2023	655,000	636,640
		9,298,362
Missouri (1.1%)
Platte County Industrial Development Authority Transportation Revenue Bonds
5.00%, 12/01/2020	850,000	425,000
5.00%, 12/01/2025	675,000	337,500
Saint Louis County Missouri Industrial Development Authority Revenue Bonds (Ranken-Jordan Pediatric Specialty Hospital)
4.00%, 11/15/2021	555,000	554,506
5.00%, 11/15/2022	625,000	637,781
State of Missouri Health & Educational Facilities Authority Revenue Bonds (SSM Health Care), Series B, 6.90%, 06/01/2020 (b)	550,000	550,000
		2,504,787
Nebraska (0.3%)
Scotts Bluff County Hospital Authority Revenue Bonds (Regional West Medical Center), Series A, 5.00%, 02/01/2022	615,000	640,615
Nevada (0.8%)
City of Carson Hospital Revenue Bonds (Carson Tahoe Regional Healthcare)
5.00%, 09/01/2027	605,000	706,706
5.00%, 09/01/2029	620,000	710,731
Nevada Department of Business & Industry Revenue Bonds (Doral Academy of Nevada), Series A, 3.13%, 07/15/2022 (a)(e)	460,000	448,578
		1,866,015

	Shares or Principal Amount	Value (US$)
New Jersey (2.3%)
New Jersey Economic Development Authority Revenue Bonds
5.00%, 06/15/2020	$ 1,575,000	$ 1,577,929
5.00%, 06/15/2021	2,000,000	2,030,660
Series EE, 5.00%, 09/01/2023	700,000	720,762
New Jersey Economic Development Authority Revenue Bonds (Greater Brunswick Charter School Project), Series A, 4.75%, 08/01/2024 (a)	90,000	88,839
New Jersey Economic Development Authority Revenue Bonds (NYNJ Link Borrower LLC), 5.25%, 01/01/2025	125,000	130,391
New Jersey Economic Development Authority Revenue Bonds (United Airlines, Inc.), 5.50%, 04/01/2028	55,000	53,413
South Jersey Port Corp. Revenue Bonds, Series B
5.00%, 01/01/2026	300,000	309,255
5.00%, 01/01/2027	250,000	258,108
5.00%, 01/01/2028	255,000	263,599
		5,432,956
New York (11.9%)
Brookhaven Local Development Corp. Revenue Bonds (Active Retirement Community, Inc.)
5.00%, 11/01/2021	300,000	304,953
5.00%, 11/01/2022	250,000	256,267
Buffalo & Erie County Industrial Land Development Corp. Revenue Bonds (Charter School for Applied Technologies Project), 4.00%, 06/01/2022	895,000	903,672
Build NYC Resource Corp. Revenue Bonds (Metropolitan College of New York), 5.00%, 11/01/2020	765,000	770,431
Build NYC Resource Corp. Revenue Bonds (Metropolitan Lighthouse Charter School Project), Series A
4.00%, 06/01/2022 (a)	190,000	191,389
5.00%, 06/01/2023 (a)	370,000	383,631
5.00%, 06/01/2024 (a)	390,000	407,055
5.00%, 06/01/2025 (a)	410,000	429,803
5.00%, 06/01/2026 (a)	430,000	448,967
5.00%, 06/01/2027 (a)	450,000	468,189
5.00%, 06/01/2032 (a)	500,000	501,755
City of Elmira General Obligation Limited Bonds
5.00%, 07/01/2025 (a)	1,615,000	1,757,330
5.00%, 07/01/2033 (a)	2,635,000	2,814,681
City of Poughkeepsie General Obligation Limited Bonds, 5.00%, 06/01/2031	455,000	463,108
County Of Suffolk New York Anticipation Notes, Series A, 5.00%, 11/13/2020	2,000,000	2,017,280
Madison Country Capital Resource Corp. Revenue Bonds (Cazenovia College Project), Series A, 5.50%, 09/01/2022	6,500,000	6,323,070
Multi-Pass Through Custodial Receipts Revenue Bonds, 1.97%, 03/01/2036 (a)(b)	5,000,000	4,946,500

See accompanying Notes to Financial Statements.

2020 Semi-Annual Report     43

Statement of Investments (continued)

April 30, 2020 (Unaudited)
Aberdeen Short Duration High Yield Municipal Fund

	Shares or Principal Amount	Value (US$)
MUNICIPAL BONDS (continued)
New York (continued)
Nassau County Tobacco Settlement Corp. Revenue Bonds, Series A-2, 5.25%, 06/01/2026 (e)	$ 1,150,000	$ 1,078,447
New York State Dormitory Authority Revenue Bonds (Touro College And University System Obligated Group), Series A, 4.00%, 01/01/2023	445,000	450,745
New York State Dormitory Authority Revenue Bonds (Yeshiva University)
5.00%, 09/01/2021	1,025,000	1,026,025
5.00%, 09/01/2022	1,640,000	1,641,542
Village of Johnson City General Obligation Limited Bonds
5.00%, 10/01/2020	115,000	116,081
5.00%, 10/01/2021	115,000	118,110
5.00%, 10/01/2022	115,000	119,639
		27,938,670
North Carolina (0.4%)
North Carolina Capital Facilities Finance Agency Revenue Bonds (Johnson & Wales University), Series A, 5.00%, 04/01/2028	795,000	833,112
Ohio (2.4%)
Buckeye Tobacco Settlement Financing Authority Tobacco Settlement Assets-Backed Revenue Bonds
3.00%, 06/01/2048	1,000,000	829,250
4.00%, 06/01/2048	1,000,000	1,001,620
5.00%, 06/01/2055	2,640,000	2,349,626
Cleveland-Cuyahoga County Port Authority Revenue Bonds, 5.00%, 12/01/2028	250,000	243,197
Ohio Air Quality Development Authority Revenue Bonds (Ohio Valley Electric Corp. Project), Series A, 2.88%, 02/01/2026	1,000,000	937,230
Ohio Air Quality Development Authority Revenue Bonds (AK Steel Corp.), 6.75%, 06/01/2024	200,000	178,632
Ohio Air Quality Development Authority Revenue Bonds (Ohio Valley Electric Corp. Project), Series A, 3.25%, 09/01/2029	140,000	128,316
		5,667,871
Pennsylvania (4.9%)
Allentown Neighborhood Improvement Zone Development Authority Tax Revenue Bonds, 5.00%, 05/01/2022 (a)	965,000	982,187
Dauphin County General Authority Revenue Bonds (Harrisburg University of Science and Technology Project)
4.00%, 10/15/2022 (a)	695,000	679,314
5.00%, 10/15/2027 (a)	1,650,000	1,621,801
Indiana County Hospital Authority Revenue Bonds (Indiana Regional Medical Center), Series A, 5.00%, 06/01/2023	100,000	106,955

	Shares or Principal Amount	Value (US$)
Montgomery County Industrial Development Authority Revenue Bonds (Waverly Heights, Ltd. Project)
4.00%, 12/01/2027	$ 180,000	$ 181,588
4.00%, 12/01/2028	200,000	201,196
4.00%, 12/01/2029	100,000	100,298
4.00%, 12/01/2035	300,000	290,931
4.00%, 12/01/2036	100,000	96,156
4.00%, 12/01/2038	300,000	284,685
Moon Industrial Development Authority Revenue Bonds (Baptist Homes Society), 5.00%, 07/01/2020	450,000	449,581
Pennsylvania Economic Development Financing Authority Revenue Bonds (Talen Energy Supply LLC), Series C, 5.00%, 12/01/2037 (b)	3,100,000	3,088,623
Philadelphia Authority for Industrial Development Revenue Bonds (Discovery Charter School Project), 5.00%, 04/01/2022	295,000	294,720
Philadelphia School District General Obligation Limited Bonds, Series F, 5.00%, 09/01/2024	2,000,000	2,305,140
Pottsville Hospital Facilities Authority Health Center Revenue Bonds (Lehigh Valley Health Network Obligated Group), 5.75%, 07/01/2022 (a)	100,000	104,676
Scranton School District General Obligation Limited Bonds
Series B, 5.00%, 06/01/2023	100,000	109,845
Series B, 5.00%, 06/01/2024	100,000	112,683
Series B, 5.00%, 06/01/2025	100,000	115,347
Series D, 5.00%, 06/01/2027	345,000	401,583
		11,527,309
Puerto Rico (7.3%)
Commonwealth of Puerto Rico General Obligation Unlimited Bonds, Series A
5.50%, 07/01/2020	1,695,000	1,699,339
5.50%, 07/01/2020	1,600,000	1,604,096
Commonwealth of Puerto Rico Public Improvement General Obligation Unlimited Bonds
Series A, 5.50%, 07/01/2021	615,000	625,307
(AGC-ICC), 5.50%, 07/01/2022	1,580,000	1,648,746
Series A, 5.00%, 07/01/2027	110,000	110,702
Electric Power Authority Revenue Bonds, Series V, 5.25%, 07/01/2026	1,290,000	1,324,250
Puerto Rico Electric Power Authority Revenue Bonds
Series SS, 5.00%, 07/01/2020	155,000	155,130
Series UU, 5.00%, 07/01/2020	250,000	250,363
Series SS, 5.00%, 07/01/2022	260,000	260,387
Series PP, 5.00%, 07/01/2023	205,000	205,400
Series SS, 5.25%, 07/01/2023 (c)(e)	2,340,000	2,397,915
Series PP, 5.00%, 07/01/2024	835,000	837,012
Series UU, 5.00%, 07/01/2024	300,000	301,953

See accompanying Notes to Financial Statements.

44     2020 Semi-Annual Report

Statement of Investments (continued)

April 30, 2020 (Unaudited)
Aberdeen Short Duration High Yield Municipal Fund

	Shares or Principal Amount	Value (US$)
MUNICIPAL BONDS (continued)
Puerto Rico (continued)
Puerto Rico Highway & Transportation Authority Revenue Bonds
Series BB, 5.25%, 07/01/2022	$ 100,000	$ 103,835
Series L, 5.25%, 07/01/2023	520,000	532,870
Series E, 5.50%, 07/01/2023	200,000	212,590
Series D, 5.00%, 07/01/2027	145,000	145,925
(AGM-CR), 5.50%, 07/01/2030	1,000,000	1,099,600
Puerto Rico Municipal Finance Agency Revenue Bonds, Series A, 5.00%, 08/01/2020	100,000	100,145
Puerto Rico Public Buildings Authority Revenue Bonds, (NATL COMWLTH GTD), 6.00%, 07/01/2025	1,095,000	1,161,872
Puerto Rico Public Buildings Authority Revenue Bonds
Series F, 5.25%, 07/01/2021	1,200,000	1,227,012
6.00%, 07/01/2023 (e)	1,000,000	1,050,540
		17,054,989
Rhode Island (0.5%)
Rhode Island Health & Educational Building Corp. Revenue Bonds (Care New England Health System Obligated Group), Series B
5.00%, 09/01/2022	680,000	696,184
5.00%, 09/01/2023	500,000	514,685
		1,210,869
South Carolina (0.9%)
South Carolina Jobs-Economic Development Authority Revenue Bonds (RePower South Berkeley LLC), 5.25%, 02/01/2027 (a)	1,060,000	937,517
South Carolina Jobs-Economic Development Authority Revenue Bonds (Royal Live Oaks Academy of the Arts & Sciences Charter School), Series A, 3.00%, 08/01/2020 (a)	1,225,000	1,225,233
		2,162,750
Tennessee (0.2%)
Metropolitan Government Nashville & Davidson Health & Educational Facilities Revenue Bonds (Trevecca Nazarene University Project)
5.00%, 10/01/2029	300,000	321,177
5.00%, 10/01/2034	90,000	93,422
		414,599
Texas (6.3%)
Bexar County Health Facilities Development Corp. Revenue Bonds (Army Retirement Residence Obligation Group)
5.00%, 07/15/2023	300,000	304,044
5.00%, 07/15/2024	150,000	152,372
Board of Managers Joint Guadalupe County-City of Seguin Hospital Revenue Bonds, 5.00%, 12/01/2021	500,000	519,135
City of Houston Airport System Revenue Bonds (United Airlines, Inc.)
4.50%, 07/01/2020	200,000	199,530
Series C, 5.00%, 07/15/2020	150,000	149,495

	Shares or Principal Amount	Value (US$)
Decatur Hospital Authority Revenue Bonds (Wise Regional Health System), Series A, 5.00%, 09/01/2023	$ 75,000	$ 80,584
Harris County Cultural Education Facilities Finance Corp. Revenue Bonds (Brazos Presbyterian Homes, Inc.), 5.00%, 01/01/2027	895,000	900,567
Mansfield Industrial Development Corp. Revenue Bond, AMT, VRDN, 15.00%, 11/01/2026 (b)	1,000,000	1,000,000
New Hope Cultural Education Facilities Finance Corp. Revenue Bonds (Cardinal Bay, Inc.)
Series C, 4.00%, 07/01/2021	275,000	269,035
Series C, 5.00%, 07/01/2023	300,000	291,375
Series B, 4.00%, 07/01/2025	675,000	621,452
Series B, 4.00%, 07/01/2026	500,000	452,225
Series D, 6.00%, 07/01/2026 (c)	125,000	113,748
New Hope Cultural Education Facilities Finance Corp. Revenue Bonds (MRC Senior Living), 3.25%, 11/15/2022	125,000	114,866
Port Beaumont Navigation District Revenue Bonds (Jefferson Railport Terminal II LLC), Series A, 3.63%, 01/01/2035 (a)	1,000,000	817,340
SA Energy Acquisition Public Facility Corp. Revenue Bonds
5.50%, 08/01/2022	80,000	85,126
5.50%, 08/01/2023	50,000	54,445
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds (Buckingham Senior Living Community, Inc.)
Series A, 4.50%, 11/15/2021 (c)(d)	695,000	486,500
Series B-1, 5.63%, 11/15/2024	3,000,000	2,999,790
Texas Municipal Gas Acquisition & Supply Corp. I Revenue Bonds
Series C, 1.95%, 12/15/2026 (b)(e)	1,500,000	1,413,300
Series D, 6.25%, 12/15/2026	2,295,000	2,580,819
Texas Municipal Gas Acquisition & Supply Corp. III Revenue Bonds, 5.00%, 12/15/2025	1,000,000	1,047,970
Texas Public Finance Authority Revenue Bonds (Texas Southern University), 5.00%, 11/01/2021	100,000	104,613
		14,758,331
U. S. Virgin Islands (0.6%)
Virgin Islands Public Finance Authority Revenue Bonds, Series A, 5.00%, 10/01/2032	1,210,000	1,295,196
Virgin Islands Public Finance Authority Revenue Bonds (United States Virgin Islands Federal Excise Tax), Series A, 5.00%, 10/01/2020	170,000	169,412
		1,464,608
Utah (3.2%)
Utah Charter School Finance Authority Revenue Bonds (Esperanza Elementary School), Series A
4.50%, 10/15/2028 (a)	500,000	453,940
4.63%, 10/15/2048 (a)(b)	1,000,000	948,570

See accompanying Notes to Financial Statements.

2020 Semi-Annual Report     45

Statement of Investments (concluded)

April 30, 2020 (Unaudited)
Aberdeen Short Duration High Yield Municipal Fund

	Shares or Principal Amount	Value (US$)
MUNICIPAL BONDS (continued)
Utah (continued)
Utah Charter School Finance Authority Revenue Bonds (Freedom Academy Foundation), 3.63%, 06/15/2021 (a)(e)	$325,000	$320,824
Utah Charter School Finance Authority Revenue Bonds (Scholar Academy), Series A, 4.50%, 04/15/2048 (a)(b)	3,000,000	2,879,190
Utah Charter School Finance Authority Revenue Bonds (Wasatch Waldorf Charter School, Inc.), Series A, 4.75%, 05/15/2048 (a)(b)	3,000,000	2,887,020
		7,489,544
Washington (1.2%)
State Housing Finance Commission Revenue Bonds (Transforming Age Project), Series A
5.00%, 01/01/2024 (a)	180,000	180,524
5.00%, 01/01/2028 (a)	440,000	435,288
5.00%, 01/01/2029 (a)	465,000	456,960
5.00%, 01/01/2034 (a)	745,000	693,238
Washington State Housing Finance Commission Revenue Bonds (Mirabella), 6.00%, 10/01/2022 (a)	795,000	805,963
Washington State Housing Finance Commission Revenue Bonds (Presbyterian Retirement Communities Northwest Obligated Group)
5.00%, 01/01/2023	30,000	31,581
5.00%, 01/01/2023 (a)	35,000	35,211
Washington State Housing Finance Commission Revenue Bonds (Wesley Homes Lea Hill LLC), 3.20%, 07/01/2021 (a)	250,000	244,685
		2,883,450
West Virginia (0.9%)
Glenville State College Board of Governors Revenue Bonds, 3.25%, 06/01/2022	500,000	482,560
Ohio County Development Authority Revenue Bonds (Ohio County Sport Complex Project), 4.00%, 09/01/2023	1,610,000	1,533,010
		2,015,570
Wisconsin (5.0%)
Public Finance Authority Revenue Bonds 144A, 5.00%, 10/01/2024 (a)	2,100,000	2,262,225
6.00%, 01/01/2027	4,100,000	4,037,639
Wisconsin Health & Educational Facilities Authority Revenue Bond
5.00%, 11/01/2022	120,000	120,306
5.00%, 11/01/2023	125,000	125,197
Wisconsin Public Finance Authority Educational Facilities Revenue Bonds (Barton College), Series A
5.00%, 03/01/2023	1,250,000	1,267,375
5.00%, 03/01/2028	1,190,000	1,223,796

	Shares or Principal Amount	Value (US$)
Wisconsin Public Finance Authority Educational Facilities Revenue Bonds (Guilford College)
5.00%, 01/01/2026	$685,000	$733,395
5.00%, 01/01/2027	830,000	890,731
Wisconsin Public Finance Authority Educational Facilities Revenue Bonds (Piedmont Community Charter School)
5.00%, 06/15/2022	185,000	193,608
5.00%, 06/15/2024	210,000	227,377
5.00%, 06/15/2026	230,000	254,907
5.00%, 06/15/2027	160,000	179,005
Wisconsin Public Finance Authority Revenue Bonds (Glenridge on Palmer Ranch), Series A, 7.00%, 06/01/2020 (a)	85,000	85,196
Wisconsin Public Finance Authority Revenue Bonds (Roseman University of Health Sciences), 5.00%, 04/01/2022	100,000	101,101
		11,701,858
Total Municipal Bonds		231,920,803
SHORT-TERM INVESTMENT (0.0%)
UNITED STATES (0.0%)
BlackRock Liquidity Funds MuniCash Portfolio, Institutional Shares	67,206	67,219
Total Short-Term Investment		67,219
Total Investments (Cost $239,170,438) (f)—98.7%		231,988,022
Other Assets in Excess of Liabilities—1.3%		3,139,337
Net Assets —100.0%		$235,127,359

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)

Variable Rate Instrument. The rate shown is based on the latest available information as of April 30, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(c)	Illiquid security.
(d)	Security is in default.
(e)	All or a portion of the security has been designated as collateral for the line of credit.
(f)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

See accompanying Notes to Financial Statements.

46	2020 Semi-Annual Report

Aberdeen Ultra Short Municipal Income Fund (Unaudited)

Aberdeen Ultra Short Municipal Income Fund returned 0.60% (Institutional Class shares net of fees) for the six-month period ended April 30, 2020, versus the 0.61% return of its benchmark, the Bloomberg Barclays Municipal Bond: 1 Year (1-2) Index, during the same period.

The overall U.S. municipal bond market generated weak results during the reporting period, with the Bloomberg Barclays Municipal Bond Index,1 a broad municipal bond market benchmark, returning –1.33%, while the taxable bond market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index,2 returned 4.86%. The developments surrounding the COVID-19 pandemic and the expected impact on economic growth, both globally and domestically, caused a selloff in many of the major asset classes, including equities and corporate bonds, as well as municipal bonds. Much of the U.S. economy went into lockdown, states closed businesses and enacted social-distancing measures, and the federal government declared a national state of emergency, as the healthcare system became stressed in some parts of the country as a result of the health crisis.

In an effort to combat market volatility, along with an expected economic slowdown, the U.S. Federal Reserve (Fed) cut its benchmark interest rate by 150 basis points in two emergency sessions in March 2020, to a range of 0.00% to 0.25%. The Fed also enacted a money market lending facility, which included municipal money market funds, in a bid to stem liquidity concerns in money market funds. In addition to the Fed’s monetary action, the U.S. Congress passed the Coronavirus Aid, Relief, and Economic Security (CARES) Act, a historic $2 trillion economic stimulus package intended to combat the fallout from the economic shutdown and to enable the Fed to inject liquidity in several different markets.

Under the CARES Act, the Fed is authorized to purchase municipal debt maturing in more than six months (versus its normal ability to purchase debt with less than six-month maturities). This provision was enacted in addition to the municipal money market fund lending facility. In our view, Congress providing the Fed with the ability to purchase municipal debt may have acted to calm markets late in the reporting period.

Over the reporting period, the Fund’s effective average duration3 remained at its historically low level at 37 days, compared to an average maturity of more than one year for its benchmark, the Bloomberg Barclays Municipal Bond: 1 Year (1-2) Index. This enabled the Fund to maintain a relatively stable net asset value (NAV) over the period.

The short end of the municipal bond curve saw yields decline during the reporting period, as the Fed reversed monetary policy tightening. The Fund experienced relatively low movement in NAV versus fluctuations in the benchmark index. Major contributors to the stability of the Fund’s NAV were positions in floating-rate securities and variable rate demand notes (VRDNs), which comprised more than 70% of the Fund’s net assets as of the end of the reporting period. VRDNs trade at par value, which does not fluctuate during periods of rate volatility, although their rates reset daily or weekly, which allows the Fund to capture increased yields when rates move up. The Fund’s performance relative to the benchmark was mainly hampered by underweight exposures to AAA-rated and AA-rated4 securities, as their spreads compressed5 more than their lower-rated counterparts. Despite the slight underperformance over the period, security selection in the AAA, AA and BBB ratings segments helped to mitigate this as the Fund’s holdings in these securities outperformed those represented in the benchmark.

Contributors to the Fund’s absolute performance during the reporting period included positions in hospitals, economic development and housing bonds. Conversely, the Fund’s absolute performance was hampered by holdings in toll roads and energy bonds, as well as an underweight exposure to the water and sewer sector.

In our view, municipal fundamentals have shifted as a result of the COVID-19 outbreak and the subsequent economic shutdown. The fiscal and monetary response remains fluid, but our expectation is that municipalities will be under budgetary stress given the expected revenue losses and increased expenditures as we enter an economic slowdown/recession. While a decrease in new issuance may have softened the municipal market selloff in March, an increased forward calendar and need for additional debt issuance at the state and local level could continue to pressure the markets over the near term. In addition, given the underperformance of high-yield municipals, we expect fund flows to remain weak. Against this backdrop, we believe that longer-duration and lower-quality credits have the potential to underperform in the coming months. Therefore, we do not expect to extend the Fund’s duration substantially over the medium term.

1

The Bloomberg Barclays Municipal Bond Index tracks the performance of investment-grade, tax-exempt bonds with a maturity of at least one year. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

2	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market.
3	Duration is an estimate of bond price sensitivity to changes in interest rates. The higher the duration, the greater the change (i.e., higher risk) in relation to interest-rate movements.
4

The credit ratings of S&P Global Ratings, Moody’s Investors Services, Inc., and Fitch Ratings express the respective agencies’ opinion about the ability and willingness of an issuer, such as a corporation or state or city government, to meet its financial obligations in full and on time. Typically, ratings are expressed as letter grades that range, for example, from AAA to D (Aaa to C for Moody’s) to communicate the agency’s opinion of relative level of credit risk. Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

5

When a bond price rises, its yield declines. The spread on bonds is usually expressed as the difference between bonds of the same maturity but different credit quality. Spread compression occurs when the yield on a previously higher-yielding bond comes down due to strong demand.

2020 Semi-Annual Report	47

Aberdeen Ultra Short Municipal Income Fund (Unaudited) (concluded)

Portfolio Management:

U.S. Municipal Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 0.50% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.aberdeenstandard.com/en-us/us/investor/fund-centre.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Municipal bonds can be significantly affected by political and economic changes, including inflation, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Municipal bonds have varying levels of sensitivity to changes in interest rates. Interest rate risk is generally lower for shorter-term Municipal bonds and higher for long term Municipal bonds.

Please read the prospectus for more detailed information regarding these and other risks.

48	2020 Semi-Annual Report

Aberdeen Ultra Short Municipal Income Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2020)		Six Month†	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	0.38%	0.96%	0.78%	0.74%
	w/ SC2	(0.11%)	0.46%	0.68%	0.69%
Class A1[3]	w/o SC	0.48%	1.06%	0.80%	0.75%
	w/ SC2	(0.01%)	0.56%	0.70%	0.70%
Institutional Class[4]	w/o SC	0.60%	1.31%	1.05%	1.00%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

†	Not annualized
1

Returns prior to May 7, 2018 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.

2	A 0.50% front-end sales charge was deducted.
3

Returns before the first offering of Class A1 (February 28, 2019) are based on the previous performance of Class A. Returns of the class have not been adjusted to reflect the expenses applicable to the respective classes. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class A would have produced because all classes invest in the same portfolio of securities. Returns for Class A shares would only differ to the extent of the difference in expenses of the classes.

4	Not subject to any sales charges.

Performance of a $1,000,000 Investment* (as of April 30, 2020)

*  Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen Ultra Short Municipal Income Fund, Bloomberg Barclays Municipal Bond: 1 Year (1-2) Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2020. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

Bloomberg Barclays Municipal Bond: 1 Year (1-2) Index is a total return benchmark of BAA3 ratings or better designed to measure returns for tax exempt assets.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

2020 Semi-Annual Report	49

Aberdeen Ultra Short Municipal Income Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

April 30, 2020 (Unaudited)

Asset Allocation
Municipal Bonds	96.7%
Mutual Funds	–%
Other Assets in Excess of Liabilities	3.3%
100.0%

Amounts listed as “–“ are 0% or round to 0%.

Top Holdings
Mississippi Business Finance Corp. Revenue Bonds (PSL-North America), Series A 11/01/2032	6.9%
Maryland Industrial Development Financing Authority Revenue Bonds (Occidental Petroleum Corp.) 03/01/2030	4.7%
Cumberland County Municipal Authority Revenue Bonds (Spiritrust Lutheran Project), VRDN 12/01/2049	4.5%
Indiana Finance Authority Environmental Improvement Revenue Bonds (ArcelorMittal USA, Inc.) 08/01/2030	4.3%
Montgomery County Higher Education And Health Authority Thomas Jefferson University Variable Rate Revenue Bonds, VRDN 09/01/2050	4.0%
Mississippi Business Finance Corp. Revenue Bonds (Mississippi Power Co.), Series D, VRDN 12/01/2030	3.7%
Broward County Industrial Development Revenue Bonds (Florida Power & Light Co.) 06/01/2045	3.2%
Black Belt Energy Gas District Revenue Bonds, FRN 12/01/2048	2.1%
Health Care Authority for Baptist Health Revenue Bonds, Series B 11/01/2042	2.0%
Illinois Finance Authority Solid Waste Disposal Revenue Bonds (Waste Management, Inc.) 11/01/2044	2.0%
Other	62.6%
100.0%

Top States
Mississippi	11.3%
Pennsylvania	10.0%
California	8.9%
Florida	8.2%
Texas	7.4%
Indiana	6.7%
Alabama	5.9%
Maryland	5.6%
New York	4.7%
Illinois	3.3%
Other	28.0%
100.0%

50	2020 Semi-Annual Report

Statement of Investments

April 30, 2020 (Unaudited)
Aberdeen Ultra Short Municipal Income Fund

	Shares or Principal Amount	Value (US$)
MUNICIPAL BONDS (96.7%)
Alabama (5.9%)
Black Belt Energy Gas District Revenue Bonds, FRN, 1.56%, 12/01/2048 (a)	$20,000,000	$18,911,000
Columbia Industrial Development Board Revenue Bonds (Alabama Power Co. Project), AMT, VRDN, 0.25%, 11/01/2021 (a)	12,000,000	12,000,000
Health Care Authority for Baptist Health Revenue Bonds, Series B
2.24%, 11/15/2037 (a)	2,100,000	2,100,000
1.90%, 11/01/2042 (a)	18,200,000	18,200,000
Industrial Development Board Of The Town Of West Jefferson Solid Waste Disposal Revenue Bonds (Alabama Power Company Miller Plant Project), 0.25%, 12/01/2038 (a)	1,110,000	1,110,000
Mobile Industrial Development Board Revenue Bonds (Alabama Power Theodore Plant Project), Series A, 0.25%, 04/01/2031 (a)	500,000	500,000
		52,821,000
Arizona (2.3%)
Cochise County Pollution Control Corp. Revenue Bonds (Arizona Electric Power Cooperative, Inc.), 1.25%, 09/01/2024 (a)	9,600,000	9,598,656
Maricopa County Arizona Pollution Control Corporation Pollution Control Revenue Bonds (Public Service Company Of New Mexico Palo Verde Project)
Series A, VRN, 2.40%, 06/01/2043 (a)	5,000,000	5,001,050
Series B, VRN, 5.20%, 06/01/2043 (a)	1,000,000	1,001,650
Phoenix Industrial Development Authority Solid Waste Revenue Bonds (Republic Services, Inc.), 1.10%, 12/01/2035 (a)	5,000,000	5,000,000
		20,601,356
Arkansas (0.5%)
City of Blytheville Revenue Bonds (Nucor Corp. Project), 0.72%, 01/02/2033 (a)	4,700,000	4,700,000
California (8.9%)
Bay Area Toll Authority San Francisco Bay Area Toll Bridge Revenue Bonds, Series D, 1.55%, 04/01/2045 (a)	8,000,000	7,947,040
California Infrastructure and Economic Development Bank Refunding Revenue Bonds, Series B1, 0.89%, 10/01/2047 (a)	6,315,000	6,254,881
California Municipal Finance Authority Solid Waste Disposal Revenue Bonds (Waste Management, Inc.), Series A, 2.00%, 12/01/2044 (a)	11,020,000	11,011,735
California Pollution Control Financing Authority Revenue Bonds (Republic Services, Inc.)
Series A, 1.09%, 08/01/2023 (a)(b)	9,500,000	9,500,000
AMT, FRN, 1.95%, 11/01/2042 (a)(b)	10,000,000	10,001,300

	Shares or Principal Amount	Value (US$)
California Statewide Communities Development Authority Revenue Bonds (Catholic Healthcare West), Series E, 1.43%, 07/01/2040 (a)	$2,975,000	$2,975,000
California Statewide Communities Development Authority Revenue Bonds (Dignity Health Obligated Group)
Series F, 1.43%, 07/01/2040 (a)	2,700,000	2,700,000
Series D, 1.50%, 07/01/2041 (a)	4,500,000	4,500,000
California Statewide Communities Development Authority Revenue Bonds (Kennerly-Spratling, Inc.), Series A, 0.57%, 06/01/2020 (a)	150,000	150,000
California Statewide Communities Development Authority Revenue Bonds (Westgate Pasadena Apartments Project), Series B, 0.72%, 04/01/2042 (a)	8,935,000	8,935,000
Palomar Pomerado Health Care Certificates of Participation
Series C, 2.49%, 11/01/2036 (a)	12,325,000	12,325,000
Series B, 2.59%, 11/01/2036 (a)	3,575,000	3,575,000
		79,874,956
Connecticut (1.1%)
City Of Milford, Connecticut General Obligation Bonds (Anticipation Notes), 2.50%, 11/03/2020	4,000,000	4,036,680
State of Connecticut Health & Educational Facilities Authority Revenue Bonds, Series F, 4.00%, 07/01/2020	1,465,000	1,462,920
Town Of Greenwich, Connecticut General Obligation Bonds (Anticipation Notes), 1.50%, 01/14/2021	4,100,000	4,121,197
		9,620,797
Delaware (0.3%)
Sussex County Revenue Bonds (Baywood LLC), Series A, 0.40%, 11/01/2027 (a)	2,400,000	2,400,000
Florida (8.2%)
Broward County Industrial Development Revenue Bonds (Florida Power & Light Co.), 0.34%, 06/01/2045 (a)	28,650,000	28,650,000
County of Escambia Revenue Bonds, VRDN, 0.25%, 04/01/2039 (a)	13,700,000	13,700,000
Hillsborough County Industrial Development Authority Health System Revenue Bonds (Baycare Health System Issues)
0.20%, 11/01/2038 (a)	15,000,000	15,000,000
0.20%, 11/15/2042 (a)	5,000,000	5,000,000
Miami-Dade County Industrial Development Authority Solid Waste Disposal Revenue Bonds (Waste Management, Inc.), 1.60%, 11/01/2041 (a)	2,500,000	2,493,525
St. Lucie County Pollution Control Revenue Bonds (Florida Power & Light Co.), 0.23%, 09/01/2028 (a)	8,100,000	8,100,000
		72,943,525

See accompanying Notes to Financial Statements.

2020 Semi-Annual Report	51

Statement of Investments (continued)

April 30, 2020 (Unaudited)
Aberdeen Ultra Short Municipal Income Fund

	Shares or Principal Amount	Value (US$)
MUNICIPAL BONDS (continued)
Georgia (3.2%)
Appling County Georgia Development Authority Pollution Control Revenue Bonds, VRDN, 0.34%, 09/01/2029 (a)	$6,700,000	$6,700,000
Appling County Georgia Development Authority Pollution Control Revenue Bonds (Georgia Power Company Plant Hatch Project), VRDN, 0.34%, 09/01/2041 (a)	9,100,000	9,100,000
Development Authority of Monroe County Revenue Bonds (Gulf Power Co. Project), VRDN, 0.34%, 11/01/2048 (a)	1,450,000	1,450,000
Floyd County Development Authority Revenue Bonds (Georgia Power Co.), 0.34%, 09/01/2026 (a)	6,300,000	6,300,000
Heard County Development Authority Revenue Bonds (Georgia Power Co.), 0.31%, 12/01/2037 (a)	4,000,000	4,000,000
Monroe County Development Authority Revenue Bonds (Georgia Power Co.), 0.34%, 04/01/2032 (a)	900,000	900,000
		28,450,000
Illinois (3.3%)
Illinois Finance Authority Revenue Bonds (Bohler-Uddeholm Corp. Project), 1.85%, 02/01/2037 (a)	10,000,000	10,000,000
Illinois Finance Authority Revenue Refunding Bonds Illinois Institute Of Technology, 5.00%, 09/01/2020	250,000	252,902
Illinois Finance Authority Solid Waste Disposal Revenue Bonds (Waste Management, Inc.), 1.60%, 11/01/2044 (a)	18,000,000	17,953,380
Rockford Park District Limited Tax, Series 2019B, 3.00%, 12/15/2020	1,165,000	1,176,918
		29,383,200
Indiana (6.7%)
City of South Bend Economic Development Revenue Bonds (Dynamic R.E.H.C., Inc.), 0.36%, 09/01/2020 (a)	55,000	55,000
Hammond Local Public Improvement Bond Bank Advance Funding Program Notes
2.25%, 06/30/2020	2,485,000	2,487,684
2.38%, 12/31/2020	3,375,000	3,392,246
Indiana Finance Authority Economic Development Revenue Bonds (Republic Services, Inc. Project), Series A, 1.15%, 05/01/2034 (a)	3,000,000	2,998,980
Indiana Finance Authority Environmental Improvement Revenue Bonds (ArcelorMittal USA, Inc.), 1.45%, 08/01/2030 (a)	38,000,000	38,000,000
Indianapolis Multifamily Housing Revenue Bonds (Forest Ridge), Series A, AMT, VRDN, 0.45%, 11/01/2042 (a)	12,900,000	12,900,000
		59,833,910

	Shares or Principal Amount	Value (US$)
Iowa (1.3%)
Iowa Finance Authority Midwestern Disaster Area Economic Development Revenue Bonds (CJ Bio America, Inc.), 0.47%, 04/01/2022 (a)	$12,000,000	$12,000,000
Kansas (1.5%)
City of Atchison Multi-Mode Industrial Revenue Bonds (Stress Crete, Inc.), 0.47%, 01/01/2033 (a)	1,510,000	1,510,000
City of Burlington Environmental Improvement Revenue Bonds (Kansas City Power & Light Co.)
Series A, 0.50%, 09/01/2035 (a)	5,000,000	5,000,000
Series B, 0.50%, 09/01/2035 (a)	5,000,000	5,000,000
City of Dodge City Industrial Development Revenue Bonds (National Beef Packing Co. LLC), 0.50%, 03/01/2027 (a)	1,000,000	1,000,000
City of Liberal Industrial Development Revenue Bonds (National Beef Packing Co. LLC), 0.50%, 02/01/2029 (a)	1,000,000	1,000,000
		13,510,000
Kentucky (1.5%)
Kentucky Economic Development Finance Authority Revenue Bonds (Masonic Homes of Kentucky, Inc.), Series C, VRDN, 1.45%, 05/01/2034 (a)	10,465,000	10,465,000
Pulaski County Solid Waste Disposal Revenue Bonds (East Kentucky Power Cooperative, Inc.), Series B, 1.25%, 08/15/2023 (a)	2,700,000	2,699,676
		13,164,676
Louisiana (2.9%)
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Bonds, AMT, VRDN
2.14%, 12/01/2036 (a)	8,000,000	8,000,000
2.14%, 12/01/2037 (a)	10,000,000	10,000,000
Louisiana Public Facilities Authority Revenue Bonds (St Mary’s Dominican High School Corp.), Series B, 0.35%, 07/01/2033 (a)	265,000	265,000
North Webster Parish Industrial District Revenue Bonds (Continental Structural Plastics of Louisiana LLC), 2.16%, 09/01/2021 (a)	485,000	485,000
Plaquemines Port Harbor & Terminal District Revenue Bonds (International Marine Terminal Partnership Project), Series A, 1.00%, 03/15/2025 (a)	7,500,000	7,552,425
		26,302,425
Maryland (5.6%)
Maryland Economic Development Corp. Revenue Bonds (Linemark Printing/501 Prince George’s Boulevard Obligated Group), 0.60%, 12/01/2033 (a)(c)	5,820,000	5,820,000

See accompanying Notes to Financial Statements.

52	2020 Semi-Annual Report

Statement of Investments (continued)

April 30, 2020 (Unaudited)
Aberdeen Ultra Short Municipal Income Fund

	Shares or Principal Amount	Value (US$)
MUNICIPAL BONDS (continued)
Maryland (continued)
Maryland Economic Development Corp. Revenue Bonds (Redrock LLC Facility), 0.60%, 11/01/2022 (a)	$500,000	$500,000
Maryland Industrial Development Financing Authority Revenue Bonds (Occidental Petroleum Corp.), 8.00%, 03/01/2030 (a)	42,405,000	42,405,000
Washington County Revenue Bonds (Conservit, Inc.), 0.60%, 02/01/2023 (a)(c)	1,215,000	1,215,000
		49,940,000
Massachusetts (0.4%)
North Adams City Massachusetts Bond Anticipation Notes, 2.00%, 09/10/2020	3,310,000	3,325,590
Michigan (1.2%)
Michigan Finance Authority Revenue Bonds (Cesar Chavez Academy), (ST AID WITHHLDG), 4.00%, 08/20/2020	10,360,000	10,470,438
Mississippi (11.3%)
Mississippi Business Finance Corp. Revenue Bonds (Gulf Power Company Project), AMT, VRDN, 0.33%, 12/01/2049 (a)	3,600,000	3,600,000
Mississippi Business Finance Corp. Revenue Bonds (Mississippi Power Co.), Series D, VRDN, 0.23%, 12/01/2030 (a)	32,820,000	32,820,000
Mississippi Business Finance Corp. Revenue Bonds (PSL-North America), Series A, 3.75%, 11/01/2032 (a)	62,000,000	62,000,000
Mississippi Business Finance Corp. Revenue Bonds (Tri-State Truck Center, Inc.), 1.25%, 03/01/2033 (a)	2,520,000	2,520,000
		100,940,000
New Hampshire (1.3%)
National Finance Authority Exempt Facilities Revenue Refunding Bonds (Emerald Renewable Diesel LLC Project), AMT, VRN, 2.00%, 06/01/2049 (a)(b)	12,000,000	12,013,920
New Jersey (2.1%)
City of Orange Township, in The County of Essex, State of New Jersey General Obligation Notes
Series A, 2.00%, 12/18/2020	4,045,000	4,076,996
Series B, 2.00%, 06/19/2020	14,700,000	14,724,990
		18,801,986
New York (4.7%)
City of Port Jervis New York Bond Anticipation Notes, 2.00%, 10/09/2020	5,000,000	5,018,750
County Of Suffolk New York Anticipation Notes, Series A, 5.00%, 11/13/2020	7,000,000	7,060,480
Hempstead Union Free School District Tax Anticipation Notes, (ST AID WITHHLDG), 2.50%, 06/25/2020	6,750,000	6,761,070

	Shares or Principal Amount	Value (US$)
New York City General Obligation Unlimited Bonds
Series C-4, 1.43%, 10/01/2027 (a)	$5,000,000	$5,000,000
Series J-3, 1.43%, 06/01/2036 (a)	5,000,000	5,000,000
New York City Industrial Development Agency Revenue Bonds (Novelty Crystal Corp.), 0.72%, 12/01/2034 (a)	1,300,000	1,300,000
Oneida County Industrial Development Agency Revenue Bonds (Champion Home Builders Co. Facility), 0.48%, 06/01/2029 (a)	6,820,000	6,820,000
Village of Clayton Jefferson County New York Bond Anticipation Notes, Series A, 2.00%, 10/22/2020	5,000,000	5,020,300
		41,980,600
North Carolina (1.0%)
Hertford County Industrial Facilities & Pollution Control Financing Authority Revenue Bonds (Nucor Corp.), Series A, 0.72%, 11/01/2033 (a)	3,700,000	3,700,000
North Carolina Capital Facilities Finance Agency Solid Waste Disposal Revenue Bonds (Republic Services, Inc.), Series A, 1.10%, 07/01/2034 (a)	5,000,000	4,998,850
		8,698,850
Oklahoma (0.6%)
Muskogee City-County Trust Port Authority Revenue Bonds (USA, Inc. Project), AMT, VRDN, 0.31%, 05/01/2023 (a)	5,700,000	5,700,000
Pennsylvania (10.0%)
Cumberland County Municipal Authority Revenue Bonds (Spiritrust Lutheran Project), VRDN, 0.34%, 12/01/2049 (a)	40,000,000	40,000,000
Franklin County Industrial Development Authority Revenue Bonds (Precast System LLC), Series A, 0.60%, 11/01/2021 (a)	100,000	100,000
Montgomery County Higher Education And Health Authority Thomas Jefferson University Variable Rate Revenue Bonds, VRDN, 1.75%, 09/01/2050 (a)	35,505,000	35,505,000
Pennsylvania Economic Development Financing Authority Solid Waste Disposal Revenue Bonds (Republic Services, Inc.), Series B, 1.95%, 04/01/2049 (a)	4,000,000	4,000,520
Pennsylvania Economic Development Financing Authority Solid Waste Disposal Revenue Bonds (Waste Management PA Obligated Group), 1.12%, 08/01/2045 (a)	9,250,000	9,250,000
		88,855,520
Tennessee (1.6%)
Chattanooga Health Educational & Housing Faculty Board Revenue Bonds, Series C, VRDN, 0.55%, 05/01/2039 (a)	12,900,000	12,900,000
Wilson County Industrial Development Board Revenue Bonds (Kenwal Steel Tennessee LLC), 0.58%, 06/01/2037 (a)(b)	1,025,000	1,025,000
		13,925,000

See accompanying Notes to Financial Statements.

2020 Semi-Annual Report	53

Statement of Investments (concluded)

April 30, 2020 (Unaudited)
Aberdeen Ultra Short Municipal Income Fund

	Shares or Principal Amount	Value (US$)
MUNICIPAL BONDS (continued)
Texas (7.4%)
Katy Independent School District Refunding Bonds, Series C, 0.83%, 08/15/2036 (a)	$4,500,000	$4,475,160
Mansfield Industrial Development Corp. Revenue Bond, AMT, VRDN, 8.00%, 11/01/2026 (a)	8,000,000	8,000,000
Mission Economic Development Corp. Solid Waste Disposal Revenue Bonds (Republic Services, Inc.), 1.12%, 01/01/2026 (a)	4,000,000	4,000,000
Port of Corpus Christi Authority of Nueces County Solid Waste Disposal Revenue Bonds (Flint Hills Resources LP)
0.47%, 04/01/2028 (a)	6,400,000	6,400,000
0.47%, 01/01/2030 (a)	11,800,000	11,800,000
Port of Port Arthur Navigation District Revenue Bonds, Series A, AMT, VRDN, 2.14%, 04/01/2037 (a)	15,000,000	15,000,000
State Of Texas Tax And Revenue Anticipation Notes, 4.00%, 08/27/2020	16,500,000	16,681,830
		66,356,990
Washington (0.3%)
Washington Economic Development Finance Authority Solid Waste Disposal Revenue Bonds (Waste Management, Inc.), 2.13%, 06/01/2020 (a)(b)	3,000,000	3,003,180

	Shares or Principal Amount	Value (US$)
Wisconsin (1.6%)
Burlington Area School District Wisconsin Tax & Revenue Anticipation Promissory Note, 2.00%, 09/24/2020	$2,050,000	$2,060,127
Wisconsin Public Finance Authority Revenue Bonds (Waste Management, Inc.)
1.12%, 10/01/2025 (a)	5,500,000	5,500,000
1.12%, 09/01/2027 (a)	6,500,000	6,500,000
		14,060,127
Total Municipal Bonds		863,678,046
SHORT-TERM INVESTMENT (0.0%)
UNITED STATES (0.0%)
BlackRock Liquidity Funds MuniCash Portfolio, Institutional Shares	76,862	76,877
Total Short-Term Investment		76,877
Total Investments (Cost $864,905,198) (d)—96.7%		863,754,923
Other Assets in Excess of Liabilities—3.3%		29,494,755
Net Assets—100.0%		$893,249,678

(a)

Variable Rate Instrument. The rate shown is based on the latest available information as of April 30, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	All or a portion of the security has been designated as collateral for the line of credit.
(d)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

FRN     Floating Rate Note

See accompanying Notes to Financial Statements.

54	2020 Semi-Annual Report

Statements of Assets and Liabilities (Unaudited)

April 30, 2020

	Aberdeen Emerging Markets Debt Fund	Aberdeen Global Absolute Return Strategies Fund	Aberdeen Intermediate Municipal Income Fund	Aberdeen Short Duration High Yield Municipal Fund	Aberdeen Ultra Short Municipal Income Fund
Assets:
Investments, at value	$42,547,296	$8,777,606	$64,392,268	$231,920,803	$863,678,046
Short-term investments, at value	4,048,611	12,690,899	1,157,825	67,219	76,877
Cash	–	128,196	–	–	–
Foreign currency, at value	34,273	65,572	–	–	–
Cash collateral pledged for futures	–	731,391	–	–	–
Receivable for investments sold	–	–	–	1,645,231	27,850,042
Interest and dividends receivable	603,675	23,304	842,164	3,180,272	3,186,315
Receivable for capital shares issued	17,097	853	–	460,129	2,216,192
Unrealized appreciation on forward foreign currency exchange contracts	339,854	1,234,789	–	–	–
Receivable from Adviser	18,733	35,516	22,442	46,867	186,169
Variation margin receivable for futures contracts	–	69,918	–	–	–
Tax reclaim receivable	–	1,023	–	–	–
Prepaid expenses	27,575	33,199	39,292	–	36,406
Total assets	47,637,114	23,792,266	66,453,991	237,320,521	897,230,047
Liabilities:
Payable for investments purchased	–	231,523	–	–	–
Unrealized depreciation on forward foreign currency exchange contracts	21,920	923,451	–	–	–
Over-the-counter total return equity swaps, at value	–	35,974	–	–	–
Distributions payable	–	–	5,828	24,164	30,034
Payable for capital shares redeemed	67	610	48,513	1,941,904	3,362,094
Accrued foreign capital gains tax	607	–	–	–	–
Cash due to broker for forward foreign currency contracts	340,000	260,000	–	–	–
Variation margin payable for centrally cleared swaps	–	240,746	–	–	–
Written options, at value	–	38,077	–	–	–
Accrued expenses and other payables:
Investment advisory fees	22,834	10,840	23,370	129,231	238,504
Audit fees	22,499	25,234	20,808	22,411	25,718
Sub-transfer agent and administrative services fees	1,380	2,830	1,030	14,697	74,980
Administration fees	3,045	1,445	4,399	19,954	52,499
Legal fees	2,600	707	3,494	13,251	43,891
Custodian fees	1,733	29,344	3,501	–	–
Transfer agent fees	2,185	2,951	11,136	2,883	10,458
Distribution fees	1,640	232	1,624	7,512	11,098
Printing fees	5,116	–	9,872	–	–
Fund accounting fees	1,589	412	2,819	–	7,384
Other accrued expenses	3,647	4,756	4,860	17,155	123,709
Total liabilities	430,862	1,809,132	141,254	2,193,162	3,980,369
Net Assets	$47,206,252	$21,983,134	$66,312,737	$235,127,359	$893,249,678

Cost:
Investments	$49,935,677	$9,549,779	$63,615,187	$239,103,219	$864,828,321
Short-term investment	4,048,611	12,690,896	1,157,814	67,219	76,877
Foreign currency	33,355	63,418	–	–	–
Premiums on written options:	–	39,536	–	–	–
Represented by:
Capital	$58,837,542	$22,716,085	$65,431,472	$249,386,573	$894,759,121
Distributable earnings (accumulated loss)	(11,631,290)	(732,951)	881,265	(14,259,214)	(1,509,443)
Net Assets	$47,206,252	$21,983,134	$66,312,737	$235,127,359	$893,249,678

Net Assets:
Class A Shares	$315,274	$675,256	$6,766,758	$24,330,863	$173,035,422
Class A1	–	–	–	–	38,316
Class C Shares	141,195	113,831	264,578	–	–
Class R Shares	3,589,765	–	–	–	–
Institutional Service Class Shares	19,700	8,399,370	18,610	–	–
Institutional Class Shares	43,140,318	12,794,677	59,262,791	210,796,496	720,175,940
Total	$47,206,252	$21,983,134	$66,312,737	$235,127,359	$893,249,678

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2020 Semi-Annual Report	55

Statements of Assets and Liabilities (Unaudited) (concluded)

April 30, 2020

	Aberdeen Emerging Markets Debt Fund		Aberdeen Global Absolute Return Strategies Fund		Aberdeen Intermediate Municipal Income Fund		Aberdeen Short Duration High Yield Municipal Fund		Aberdeen Ultra Short Municipal Income Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	$37,955		$68,552		$719,079		$2,487,903		$17,161,653
Class A1	–		–		–		–		3,799
Class C Shares	17,077		11,733		28,167		–		–
Class R Shares	434,176		–		–		–		–
Institutional Service Class Shares	2,366		848,737		1,976		–		–
Institutional Class Shares	5,180,205		1,283,271		6,292,644		21,552,568		71,835,469
Total	5,671,779		2,212,293		7,041,866		24,040,471		89,000,921
Net Asset Value and Redemption Price Per Share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$8.31		$9.85		$9.41		$9.78		$10.08
Class A1 (b)	$–		$–		$–		$–		10.09
Class C Shares (a)	$8.27		$9.70		$9.39		$–		$–
Class R Shares	$8.27		$–		$–		$–		$–
Institutional Service Class Shares	$8.33		$9.90		$9.42		$–		$–
Institutional Class Shares	$8.33		$9.97		$9.42		$9.78		$10.03
Maximum Offering Price Per Share (100%/(100% – maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$8.57		$10.15		$9.65		$10.03		$10.13
Maximum Sales Charge:
Class A Shares	3.00	(c)%	3.00	(c)%	2.50	(d)%	2.50	(d)%	0.50%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year due to contingent deferred sales charge.
(b)

Unless you are otherwise eligible to purchase Class A1 shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 0.25% will be charged on Class A1 shares redeemed within 12 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.

(c)

Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.

(d)

Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 0.75% will be charged on Class A shares redeemed within 12 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

56	2020 Semi-Annual Report

Statements of Operations (Unaudited)

For the Six-Month Period Ended April 30, 2020

	Aberdeen Emerging Markets Debt Fund	Aberdeen Global Absolute Return Strategies Fund	Aberdeen Intermediate Municipal Income Fund	Aberdeen Short Duration High Yield Municipal Fund	Aberdeen Ultra Short Municipal Income Fund
INVESTMENT INCOME:
Dividend income	$–	$71,527	$1,002	$2,463	$6,732
Interest income	1,361,033	156,034	1,192,108	5,017,230	8,242,533
Foreign tax withholding	(8,166)	(6,821)	–	–	–
Other income	27,879	3,881	–	–	–
Total Income	1,380,746	224,621	1,193,110	5,019,693	8,249,265
EXPENSES:
Investment advisory fees	155,274	66,054	147,722	849,411	2,252,383
Trustee fees	1,723	541	2,401	8,776	30,399
Administration fees	20,703	8,807	27,807	105,013	360,381
Legal fees	2,068	668	2,915	10,573	36,895
Audit fees	20,927	23,662	19,236	20,761	24,118
Printing fees	5,048	16,964	5,184	7,130	28,746
Custodian fees	11,626	61,696	11,417	16,226	15,292
Transfer agent fees	5,226	6,509	25,315	8,898	24,153
Distribution fees Class A	756	912	9,011	34,566	245,245
Class A1	–	–	–	–	46
Distribution fees Class C	794	622	1,282	–	–
Distribution fees Class R	10,325	–	19	–	–
Sub-transfer agent and administrative service fees Institutional Class	7,353	3,303	2,613	66,099	257,392
Sub-transfer agent and administrative service fees Class A	442	221	501	6,632	51,005
Sub-transfer agent and administrative service fees Class A1	–	–	–	–	8
Sub-transfer agent and administrative service fees Class C	91	105	36	–	–
Sub-transfer agent and administrative service fees Class R	3,087	–	–	–	–
Sub-transfer agent and administrative service fees Institutional Service Class	–	5,860	–	–	–
Fund accounting fees	2,944	788	4,308	–	23,489
Registration and filing fees	31,769	31,828	33,101	23,042	38,629
Dividend expense for securities sold short	–	288	–	–	–
Other	14,617	13,186	15,913	23,700	65,902
Interest Expense (a)	–	505	250	1,931	4,103
Total operating expenses before reimbursed/waived expenses	294,773	242,519	309,031	1,182,758	3,458,186
Expenses reimbursed	(111,155)	(161,409)	(124,178)	(293,027)	(1,181,650)
Net expenses	183,618	81,110	184,853	889,731	2,276,536
Net Investment Income	1,197,128	143,511	1,008,257	4,129,962	5,972,729
REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain/(loss) on investment transactions	(971,599)	(665,530)	109,425	(1,591,930)	2,450
Realized gain/(loss) on futures contracts	–	946,291	–	–	–
Realized gain(loss) on written options	–	(325,289)	–	–	–
Realized gain/(loss) on swap contracts	–	(220,110)	–	–	–
Realized gain/(loss) on forward foreign currency exchange contracts	291,269	116,987	–	–	–
Realized gain/(loss) on foreign currency transactions	(11,230)	(59,655)	–	–	–
Net realized gain/(loss) from investments, futures contracts, swap contracts, forward foreign currency contracts and and foreign currency transactions	(691,560)	(207,306)	109,425	(1,591,930)	2,450
Net change in unrealized appreciation/(depreciation) on investment transactions	(7,902,385)	(860,531)	(3,637,239)	(11,025,627)	(1,234,533)
Net change in unrealized appreciation/(depreciation) on swap contracts	–	434,343	–	–	–
Net change in unrealized appreciation/(depreciation) on futures contracts	–	(168,386)	–	–	–
Net change in unrealized appreciation/(depreciation) on written options	–	1,459	–	–	–
Net change in unrealized appreciation/(depreciation) on forward foreign currency exchange rate contracts	447,258	434,035	–	–	–
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	(3,575)	(1,601)	–	–	–
Net change in unrealized appreciation/(depreciation) from investments, futures contracts, swap contracts, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(7,458,702)	(160,681)	(3,637,239)	(11,025,627)	(1,234,533)
Net realized/unrealized (loss) from investments, futures contracts, swaps and foreign currency transactions	(8,150,262)	(367,987)	(3,527,814)	(12,617,557)	(1,232,083)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(6,953,134)	$(224,476)	$(2,519,557)	$(8,487,595)	$4,740,646

(a)  See Note 9 for additional information.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2020 Semi-Annual Report	57

Statements of Changes in Net Assets

	Aberdeen Emerging Markets Debt Fund		Aberdeen Global Absolute Return Strategies Fund		Aberdeen Intermediate Municipal Income Fund*

	Six-Month Period Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six-Month Period Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six-Month Period Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$1,197,128	$1,919,164	$143,511	$255,872	$1,008,257	$2,210,857
Net realized gain/(loss) from investments, futures contracts, swap contracts, forward foreign currency contracts and foreign currency transactions	(691,560)	(947,294)	(207,306)	20,140	109,425	100,606
Net change in unrealized appreciation/ (depreciation) on investments, futures contracts, swap contracts, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(7,458,702)	2,907,769	(160,681)	312,865	(3,637,239)	2,776,302
Changes in net assets resulting from operations	(6,953,134)	3,879,639	(224,476)	588,877	(2,519,557)	5,087,765
Distributions to Shareholders From:
Distributable earnings:
Class A	(12,812)	(44,177)	(11,744)	(80,101)	(106,497)	(210,005)
Class C	(2,903)	(6,103)	(287)	(21,830)	(2,858)	(5,251)
Class R	(87,375)	(150,738)	–	–	(102)	(292)
Institutional Service Class	(560)	(927)	(172,288)	(676,038)	(337)	(618)
Institutional Class	(1,120,173)	(1,069,872)	(260,575)	(208,884)	(997,350)	(2,012,214)
Change in net assets from shareholder distributions	(1,223,823)	(1,271,817)	(444,894)	(986,853)	(1,107,144)	(2,228,380)
Change in net assets from capital transactions	3,506,489	25,349,881	9,899,359	(3,534,985)	(1,125,958)	(4,670,234)
Change in net assets	(4,670,468)	27,957,703	9,229,989	(3,932,961)	(4,752,659)	(1,810,849)
Net Assets:
Beginning of period	51,876,720	23,919,017	12,753,145	16,686,106	71,065,396	72,876,245
End of period	$47,206,252	$51,876,720	$21,983,134	$12,753,145	$66,312,737	$71,065,396

*	Effective February 28, 2020, Class R had zero assets. On February 28, 2020, the Aberdeen Intermediate Municipal Income Fund ceased offering Class R Shares.
(a)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

58	2020 Semi-Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen Emerging Markets Debt Fund		Aberdeen Global Absolute Return Strategies Fund		Aberdeen Intermediate Municipal Income Fund*

	Six-Month Period Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six-Month Period Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six-Month Period Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$190,463	$629,322	$81,141	$1,015,152	$86,957	$984,311
Dividends reinvested	12,812	44,177	11,491	74,465	75,380	147,688
Cost of shares redeemed	(684,086)	(945,566)	(197,726)	(1,364,677)	(549,465)	(1,036,703)
Total Class A	(480,811)	(272,067)	(105,094)	(275,060)	(387,128)	95,296
Class C Shares
Proceeds from shares issued	156,820	9,000	22,388	155,601	38,410	127,075
Dividends reinvested	2,903	5,483	287	21,830	2,853	5,064
Cost of shares redeemed	(102,143)	(222,174)	(47,170)	(299,574)	(14,548)	(167,988)
Total Class C	57,580	(207,691)	(24,495)	(122,143)	26,715	(35,849)
Class R Shares
Proceeds from shares issued	322,998	880,349	–	–	–	–
Dividends reinvested	87,375	150,738	–	–	81	289
Cost of shares redeemed (a)	(493,067)	(863,123)	–	–	(11,652)	–
Total Class R	(82,694)	167,964	–	–	(11,571)	289
Institutional Service Class Shares
Proceeds from shares issued	4,506	17,067	447,721	1,189,425	20,956	10,502
Dividends reinvested	560	927	169,159	665,084	307	590
Cost of shares redeemed	(5,281)	(15,891)	(887,856)	(2,430,439)	(19,111)	(10,533)
Total Institutional Service Class	(215)	2,103	(270,976)	(575,930)	2,152	559
Institutional Class Shares
Proceeds from shares issued	4,407,063	26,890,511	10,893,222	2,911,095	634,756	1,496,688
Dividends reinvested	1,095,019	1,054,294	260,091	208,624	805,542	1,591,645
Cost of shares redeemed	(1,489,453)	(2,285,233)	(853,389)	(5,681,571)	(2,196,424)	(7,818,862)
Total Institutional Class	4,012,629	25,659,572	10,299,924	(2,561,852)	(756,126)	(4,730,529)
Change in net assets from capital transactions:	$3,506,489	$25,349,881	$9,899,359	$(3,534,985)	$(1,125,958)	$(4,670,234)

*	Effective February 28, 2020, Class R had zero assets. On February 28, 2020, the Aberdeen Intermediate Municipal Income Fund ceased offering Class R Shares.
(a)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2020 Semi-Annual Report	59

Statements of Changes in Net Assets (concluded)

	Aberdeen Emerging Markets Debt Fund		Aberdeen Global Absolute Return Strategies Fund		Aberdeen Intermediate Municipal Income Fund*

	Six-Month Period Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six-Month Period Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six-Month Period Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
SHARE TRANSACTIONS:
Class A Shares
Issued	19,711	67,261	8,020	101,495	8,821	100,854
Reinvested	1,338	4,822	1,142	7,635	7,664	15,090
Redeemed	(70,716)	(101,508)	(19,716)	(137,563)	(55,781)	(106,227)
Total Class A Shares	(49,667)	(29,425)	(10,554)	(28,433)	(39,296)	9,717
Class C Shares
Issued	16,121	972	2,252	15,615	3,885	12,905
Reinvested	306	605	29	2,314	291	520
Redeemed	(10,750)	(24,294)	(4,791)	(31,141)	(1,470)	(17,302)
Total Class C Shares	5,677	(22,717)	(2,510)	(13,212)	2,706	(3,877)
Class R Shares
Issued	34,078	93,571	–	–	–	–
Reinvested	9,242	16,470	–	–	9	29
Redeemed	(54,815)	(92,674)	–	–	(1,150)	–
Total Class R Shares	(11,495)	17,367	–	–	(1,141)	29
Institutional Service Class Shares
Issued	456	1,728	44,172	118,081	2,067	1,093
Reinvested	59	100	16,748	67,724	31	60
Redeemed	(581)	(1,607)	(87,954)	(242,720)	(2,068)	(1,095)
Total Institutional Service Class Shares	(66)	221	(27,034)	(56,915)	30	58
Institutional Class Shares
Issued	466,467	2,831,215	1,061,503	285,833	64,736	152,144
Reinvested	115,611	112,855	25,574	21,037	81,851	162,611
Redeemed	(175,409)	(252,763)	(83,205)	(550,590)	(222,724)	(800,086)
Total Institutional Class Shares	406,669	2,691,307	1,003,872	(243,720)	(76,137)	(485,331)
Total change in shares:	351,118	2,656,753	963,774	(342,280)	(113,838)	(479,404)

*	Effective February 28, 2020, Class R had zero assets. On February 28, 2020, the Aberdeen Intermediate Municipal Income Fund ceased offering Class R Shares.
(a)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

60	2020 Semi-Annual Report

Statements of Changes in Net Assets

	Aberdeen Short Duration High Yield Municipal Fund		Aberdeen Ultra Short Municipal Income Fund

	Six-Month		Six-Month
	Period Ended		Period Ended
	April 30, 2020 (Unaudited)	Year Ended October 31, 2019	April 30, 2020 (Unaudited)	Year Ended October 31, 2019
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$4,129,962	$7,120,956	$5,972,729	$13,720,944
Net realized gain/(loss) from investments, futures contracts, swap contracts, forward foreign currency contracts and foreign currency transactions	(1,591,930)	(3,381,742)	2,450	36,094
Net change in unrealized appreciation/(depreciation) on investments, futures contracts, swap contracts, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(11,025,627)	7,239,466	(1,234,533)	167,832
Changes in net assets resulting from operations	(8,487,595)	10,978,680	4,740,646	13,924,870
Distributions to Shareholders From:
Distributable earnings:
Class A	(403,985)	(771,943)	(1,078,331)	(2,560,301)
Class A1	–	–	(215)	(173)
Institutional Class	(3,728,527)	(6,247,051)	(4,897,071)	(11,160,084)
Change in net assets from shareholder distributions	(4,132,512)	(7,018,994)	(5,975,617)	(13,720,558)
Change in net assets from capital transactions	(9,545,980)	46,090,794	9,068,062	(140,354,568)
Change in net assets	(22,166,087)	50,050,480	7,833,091	(140,150,256)
Net Assets:
Beginning of period	257,293,446	207,242,966	885,416,587	1,025,566,843
End of period	$235,127,359	$257,293,446	$893,249,678	$885,416,587

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2020 Semi-Annual Report	61

Statements of Changes in Net Assets (concluded)

	Aberdeen Short Duration High Yield Municipal Fund		Aberdeen Ultra Short Municipal Income Fund

	Six-Month		Six-Month
	Period Ended		Period Ended
	April 30, 2020 (Unaudited)	Year Ended October 31, 2019	April 30, 2020 (Unaudited)	Year Ended October 31, 2019
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$4,930,995	$9,352,935	$76,901,040	$130,426,011
Dividends reinvested	396,404	755,645	1,067,218	2,538,384
Cost of shares redeemed	(7,275,130)	(12,417,022)	(109,135,338)	(151,761,251)
Total Class A	(1,947,731)	(2,308,442)	(31,167,080)	(18,796,856)
Class A1 Shares
Proceeds from shares issued	–	–	2,985	34,995
Dividends reinvested	–	–	214	172
Total Class A1	–	–	3,199	35,167
Institutional Class Shares
Proceeds from shares issued	60,739,245	133,949,625	342,989,259	374,732,383
Dividends reinvested	3,155,267	5,338,463	4,126,868	9,055,828
Cost of shares redeemed	(71,492,761)	(90,888,852)	(306,884,184)	(505,381,090)
Total Institutional Class	(7,598,249)	48,399,236	40,231,943	(121,592,879)
Change in net assets from capital transactions:	$(9,545,980)	$46,090,794	$9,068,062	$(140,354,568)
SHARE TRANSACTIONS:
Class A Shares
Issued	481,512	917,107	7,616,981	12,916,211
Reinvested	39,142	74,409	105,741	251,376
Redeemed	(723,237)	(1,224,785)	(10,815,866)	(15,029,671)
Total Class A Shares	(202,583)	(233,269)	(3,093,144)	(1,862,084)
Class A1 Shares
Issued	–	–	296	3,465
Reinvested	–	–	21	17
Total Class A1 Shares	–	–	317	3,482
Institutional Class Shares
Issued	5,946,937	13,180,175	34,180,607	37,323,942
Reinvested	311,474	525,210	411,129	901,975
Redeemed	(7,116,435)	(8,955,607)	(30,585,066)	(50,336,762)
Total Institutional Class Shares	(858,024)	4,749,778	4,006,670	(12,110,845)
Total change in shares:	(1,060,607)	4,516,509	913,843	(13,969,447)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

62	2020 Semi-Annual Report

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Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Debt Fund

		Investment Activities			Distributions

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2020*	$ 9.72	$ 0.21	$ (1.42)	$ (1.21)	$ (0.20)	$ –	$ (0.20)	$ 8.31
Year Ended October 31, 2019	8.97	0.50	0.62	1.12	(0.37)	–	(0.37)	9.72
Year Ended October 31, 2018	10.27	0.47	(1.26)	(0.79)	(0.51)	–	(0.51)	8.97
Year Ended October 31, 2017	9.73	0.49	0.30	0.79	(0.25)	–	(0.25)	10.27
Year Ended October 31, 2016	8.77	0.57	0.65	1.22	(0.22)	(0.04)	(0.26)	9.73
Year Ended October 31, 2015	9.73	0.49	(1.11)	(0.62)	(0.34)	–	(0.34)	8.77
Class C Shares
Six Months Ended April 30, 2020*	9.69	0.17	(1.41)	(1.24)	(0.18)	–	(0.18)	8.27
Year Ended October 31, 2019	8.90	0.44	0.64	1.08	(0.29)	–	(0.29)	9.69
Year Ended October 31, 2018	10.22	0.43	(1.28)	(0.85)	(0.47)	–	(0.47)	8.90
Year Ended October 31, 2017	9.68	0.44	0.29	0.73	(0.19)	–	(0.19)	10.22
Year Ended October 31, 2016	8.76	0.57	0.59	1.16	(0.21)	(0.03)	(0.24)	9.68
Year Ended October 31, 2015	9.72	0.38	(1.05)	(0.67)	(0.29)	–	(0.29)	8.76
Class R Shares
Six Months Ended April 30, 2020*	9.69	0.19	(1.41)	(1.22)	(0.20)	–	(0.20)	8.27
Year Ended October 31, 2019	8.93	0.47	0.64	1.11	(0.35)	–	(0.35)	9.69
Year Ended October 31, 2018	10.25	0.46	(1.28)	(0.82)	(0.50)	–	(0.50)	8.93
Year Ended October 31, 2017	9.72	0.47	0.30	0.77	(0.24)	–	(0.24)	10.25
Year Ended October 31, 2016	8.77	0.51	0.69	1.20	(0.22)	(0.03)	(0.25)	9.72
Year Ended October 31, 2015	9.73	0.46	(1.10)	(0.64)	(0.32)	–	(0.32)	8.77
Institutional Service Class Shares
Six Months Ended April 30, 2020*	9.76	0.22	(1.42)	(1.20)	(0.23)	–	(0.23)	8.33
Year Ended October 31, 2019	8.99	0.53	0.65	1.18	(0.41)	–	(0.41)	9.76
Year Ended October 31, 2018	10.30	0.52	(1.28)	(0.76)	(0.55)	–	(0.55)	8.99
Year Ended October 31, 2017	9.75	0.54	0.30	0.84	(0.29)	–	(0.29)	10.30
Year Ended October 31, 2016	8.78	0.64	0.61	1.25	(0.24)	(0.04)	(0.28)	9.75
Year Ended October 31, 2015	9.74	0.51	(1.11)	(0.60)	(0.36)	–	(0.36)	8.78
Institutional Class Shares
Six Months Ended April 30, 2020*	9.76	0.22	(1.42)	(1.20)	(0.23)	–	(0.23)	8.33
Year Ended October 31, 2019	8.99	0.51	0.67	1.18	(0.41)	–	(0.41)	9.76
Year Ended October 31, 2018	10.29	0.52	(1.28)	(0.76)	(0.54)	–	(0.54)	8.99
Year Ended October 31, 2017	9.74	0.54	0.29	0.83	(0.28)	–	(0.28)	10.29
Year Ended October 31, 2016	8.77	0.65	0.60	1.25	(0.24)	(0.04)	(0.28)	9.74
Year Ended October 31, 2015	9.73	0.52	(1.12)	(0.60)	(0.36)	–	(0.36)	8.77

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Amounts listed as “–” are $0 or round to $0

See accompanying Notes to Financial Statements.

64	2020 Semi-Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Debt Fund (concluded)

		Ratios/Supplemental Data

Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)		Ratio of Net Investment Income to Average Net Assets (d)	Portfolio Turnover (c)(f)

(12.70%)		$ 315	1.05%		1.45%		4.37%	22.47%
12.81%		852	1.07%		1.61%		5.37%	71.06%
(7.91%)		1,050	1.31%		1.93%		4.78%	56.02%
8.21%		1,987	1.37%		2.15%		4.85%	64.37%
14.45	%(g)	247	1.20	%(h)	1.79	%(h)	5.88%	103.26%
(6.41%)		10	1.17	%(h)	1.65	%(h)	5.39%	64.60%

(13.05%)		141	1.65%		2.17%		3.68%	22.47%
12.36%		110	1.70%		2.31%		4.75%	71.06%
(8.58%)		304	1.90%		2.58%		4.52%	56.02%
7.57%		261	1.90%		2.75%		4.46%	64.37%
13.62	%(g)	390	1.90	%(h)	2.53	%(h)	6.39%	103.26%
(6.98%)		650	1.90	%(h)	2.38	%(h)	4.29%	64.60%

(12.87%)		3,590	1.30%		1.70%		4.04%	22.47%
12.69%		4,318	1.31%		1.85%		5.05%	71.06%
(8.25%)		3,826	1.55%		2.17%		4.79%	56.02%
7.96%		2,934	1.56%		2.34%		4.72%	64.37%
14.22	%(g)	1,493	1.40	%(h)	1.99	%(h)	5.04%	103.26%
(6.60%)		10	1.40	%(h)	1.88	%(h)	5.09%	64.60%

(12.59%)		20	0.65%		1.05%		4.71%	22.47%
13.43%		24	0.68%		1.22%		5.66%	71.06%
(7.63%)		20	0.89%		1.52%		5.38%	56.02%
8.67%		22	0.90%		1.68%		5.43%	64.37%
14.76	%(g)	20	0.90	%(h)	1.49	%(h)	7.01%	103.26%
(6.22	%)(i)	10	0.90	%(h)	1.38	%(h)	5.62%	64.60%

(12.60%)		43,140	0.65%		1.08%		4.68%	22.47%
13.40%		46,573	0.67%		1.25%		5.43%	71.06%
(7.58%)		18,720	0.90%		1.58%		5.41%	56.02%
8.62%		18,365	0.90%		1.76%		5.42%	64.37%
14.78	%(g)	16,825	0.90	%(h)	1.49	%(h)	7.37%	103.26%
(6.23%)		27,471	0.90	%(h)	1.38	%(h)	5.71%	64.60%

(g)

Included within Net Realized and Unrealized Gains (Losses) on Investments per share is a payment from affiliate. If such payment was excluded, the total return would have been 14.33% for Class A Shares, 13.15% for Class C Shares, 13.87% for Class R Shares, 14.41% for Institutional Service Class Shares and 14.31% for Institutional Class Shares.

(h)	Includes interest expense that amounts to less than 0.01%.
(i)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2020 Semi-Annual Report	65

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Absolute Return Strategies Fund

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2020*	$ 10.13	$0.05		$(0.16)	$(0.11)	$ (0.17)	$ –	$ (0.17)	$ 9.85
Year Ended October 31, 2019	10.41	0.17		0.25	0.42	(0.60)	(0.10)	(0.70)	10.13
Year Ended October 31, 2018	10.22	0.17		0.05	0.22	–	(0.03)	(0.03)	10.41
Year Ended October 31, 2017	10.18	0.13		0.02	0.15	–	(0.11)	(0.11)	10.22
Year Ended October 31, 2016	9.41	0.13	(h)	0.67	0.80	(0.03)	–	(0.03)	10.18
Year Ended October 31, 2015	10.12	0.22		(0.84)	(0.62)	(0.09)	–	(0.09)	9.41
Class C Shares
Six Months Ended April 30, 2020*	9.87	0.02		(0.17)	(0.15)	(0.02)	–	(0.02)	9.70
Year Ended October 31, 2019	10.09	0.10		0.24	0.34	(0.46)	(0.10)	(0.56)	9.87
Year Ended October 31, 2018	9.97	0.09		0.06	0.15	–	(0.03)	(0.03)	0.09
Year Ended October 31, 2017	10.01	0.06		0.01	0.07	–	(0.11)	(0.11)	9.97
Year Ended October 31, 2016	9.30	0.05	(h)	0.68	0.73	(0.02)	–	(0.02)	10.01
Year Ended October 31, 2015	10.07	0.14		(0.83)	(0.69)	(0.08)	–	(0.08)	9.30
Institutional Service Class Shares
Six Months Ended April 30, 2020*	10.20	0.06		(0.16)	(0.10)	(0.20)	–	(0.20)	9.90
Year Ended October 31, 2019	10.47	0.19		0.27	0.46	(0.63)	(0.10)	(0.73)	10.20
Year Ended October 31, 2018	10.26	0.18		0.06	0.24	–	(0.03)	(0.03)	10.47
Year Ended October 31, 2017	10.21	0.15		0.01	0.16	–	(0.11)	(0.11)	10.26
Year Ended October 31, 2016	9.42	0.14	(h)	0.68	0.82	(0.03)	–	(0.03)	10.21
Year Ended October 31, 2015	10.12	0.22		(0.83)	(0.61)	(0.09)	–	(0.09)	9.42
Institutional Class Shares
Six Months Ended April 30, 2020*	10.30	0.07		(0.19)	(0.12)	(0.21)	–	(0.21)	9.97
Year Ended October 31, 2019	10.55	0.20		0.27	0.47	(0.62)	(0.10)	(0.72)	10.30
Year Ended October 31, 2018	10.33	0.20		0.05	0.25	–	(0.03)	(0.03)	10.55
Year Ended October 31, 2017	10.26	0.16		0.02	0.18	–	(0.11)	(0.11)	10.33
Year Ended October 31, 2016	9.46	0.16	(h)	0.68	0.84	(0.04)	–	(0.04)	10.26
Year Ended October 31, 2015	10.15	0.25		(0.84)	(0.59)	(0.10)	–	(0.10)	9.46

*               Unaudited

(a)     Net investment income/(loss) is based on average shares outstanding during the period.

(b)     Excludes sales charge.

(c)     Not annualized for periods less than one year.

(d)    Annualized for periods less than one year.

(e)     During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(f)        Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Amounts listed as “–“ are $0 or round to $0

See accompanying Notes to Financial Statements.

66	2020 Semi-Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Absolute Return Strategies Fund (concluded)

		Ratios/Supplemental Data

Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (e)(d)		Ratio of Net Investment Income to Average Net Assets (d)		Portfolio Turnover (c)(f)

(1.16%)		$ 675	0.98	%(g)	2.41	%(g)	1.06%		153.84%
4.41%		802	1.18	%(g)	3.04	%(g)	1.69%		53.05%
2.10%		1,119	1.12	%(g)	2.79	%(g)	1.60%		62.39%
1.53%		806	1.17	%(g)	2.74	%(g)	1.29%		91.26%
8.55	%(h)	1,824	1.13	%(g)	2.34	%(g)	1.38	%(h)	219.22%
(6.13	%)(i)	826	1.11%		2.06%		2.26%		173.93%

(1.52%)		114	1.67	%(g)	3.27	%(g)	0.37%		153.84%
3.68%		141	1.86	%(g)	3.83	%(g)	1.02%		53.05%
1.45%		277	1.85	%(g)	3.65	%(g)	0.86%		62.39%
0.75	%(i)	247	1.85	%(g)	3.53	%(g)	0.62%		91.26%
7.87	%(h)	403	1.85	%(g)	3.15	%(g)	0.52	%(h)	219.22%
(6.86%)		251	1.85%		2.80%		1.51%		173.93%

(1.05%)		8,399	0.80	%(g)	2.23	%(g)	1.24%		153.84%
4.72%		8,934	1.00	%(g)	2.86	%(g)	1.86%		53.05%
2.29%		9,768	0.96	%(g)	2.63	%(g)	1.75%		62.39%
1.62%		10,553	1.02	%(g)	2.59	%(g)	1.47%		91.26%
8.76	%(h)	10,940	1.01	%(g)	2.22	%(g)	1.43	%(h)	219.22%
(6.02%)		12,761	1.03%		1.98%		2.33%		173.93%

(1.03%)		12,795	0.66	%(g)	2.15	%(g)	1.38%		153.84%
4.82	%(i)	2,876	0.86	%(g)	2.84	%(g)	1.98%		53.05%
2.47%		5,521	0.85	%(g)	2.70	%(g)	1.94%		62.39%
1.81	%(i)	1,685	0.85	%(g)	2.56	%(g)	1.60%		91.26%
8.87	%(h)	2,583	0.85	%(g)	2.12	%(g)	1.61	%(h)	219.22%
(5.88%)		1,419	0.85%		1.80%		2.56%		173.93%

(g)    Interest expense is less than 0.001%.

(h)    Included within Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets are the effects of a one-time reimbursement for overbilling of prior years’ custodian out-of-pocket fees. If such amounts were excluded, the impact to Net Investment Income per share would be $0.01, $0.01, $0.01 and $0.01, the impact to Total Return would be 0.11%, 0.11%, 0.11% and 0.11%, and the impact to Ratio of Net Investment Income to Average Net Assets would be, 0.20%, 0.11%, 0.09% and 0.16% for Class A, Class C, Institutional Service Class and Institutional Class, respectively.

(i)        The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2020 Semi-Annual Report	67

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Intermediate Municipal Income Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2020*	$ 9.92	$ 0.13	$(0.50)	$(0.37)	$ (0.13)	$(0.01)	$ (0.14)	$ 9.41
Year Ended October 31, 2019	9.54	0.28	0.38	0.66	(0.28)	– (h)	(0.28)	9.92
Year Ended October 31, 2018	9.89	0.29	(0.35)	(0.06)	(0.29)	–	(0.29)	9.54
Year Ended October 31, 2017	10.11	0.29	(0.22)	0.07	(0.29)	–	(0.29)	9.89
Year Ended October 31, 2016	10.19	0.30	(0.08)	0.22	(0.30)	–	(0.30)	10.11
Year Ended October 31, 2015	10.38	0.32	(0.16)	0.16	(0.32)	(0.03)	(0.35)	10.19
Class C Shares
Six Months Ended April 30, 2020*	9.91	0.09	(0.51)	(0.42)	(0.09)	(0.01)	(0.10)	9.39
Year Ended October 31, 2019	9.52	0.21	0.39	0.60	(0.21)	– (h)	(0.21)	9.91
Year Ended October 31, 2018	9.87	0.21	(0.35)	(0.14)	(0.21)	–	(0.21)	9.52
Year Ended October 31, 2017	10.09	0.22	(0.22)	–	(0.22)	–	(0.22)	9.87
Year Ended October 31, 2016	10.18	0.23	(0.09)	0.14	(0.23)	–	(0.23)	10.09
Year Ended October 31, 2015	10.37	0.24	(0.16)	0.08	(0.24)	(0.03)	(0.27)	10.18
Institutional Service Class Shares
Six Months Ended April 30, 2020*	9.93	0.14	(0.50)	(0.36)	(0.14)	(0.01)	(0.15)	9.42
Year Ended October 31, 2019	9.54	0.30	0.40	0.70	(0.31)	– (h)	(0.31)	9.93
Year Ended October 31, 2018	9.89	0.31	(0.35)	(0.04)	(0.31)	–	(0.31)	9.54
Year Ended October 31, 2017	10.12	0.31	(0.23)	0.08	(0.31)	–	(0.31)	9.89
Year Ended October 31, 2016	10.20	0.33	(0.08)	0.25	(0.33)	–	(0.33)	10.12
Year Ended October 31, 2015	10.40	0.34	(0.17)	0.17	(0.34)	(0.03)	(0.37)	10.20
Institutional Class Shares
Six Months Ended April 30, 2020*	9.93	0.14	(0.50)	(0.36)	(0.14)	(0.01)	(0.15)	9.42
Year Ended October 31, 2019	9.55	0.30	0.39	0.69	(0.31)	– (h)	(0.31)	9.93
Year Ended October 31, 2018	9.90	0.31	(0.35)	(0.04)	(0.31)	–	(0.31)	9.55
Year Ended October 31, 2017	10.12	0.32	(0.23)	0.09	(0.31)	–	(0.31)	9.90
Year Ended October 31, 2016	10.20	0.33	(0.08)	0.25	(0.33)	–	(0.33)	10.12
Year Ended October 31, 2015	10.40	0.34	(0.17)	0.17	(0.34)	(0.03)	(0.37)	10.20

*               Unaudited

(a)     Net investment income/(loss) is based on average shares outstanding during the period.

(b)     Excludes sales charge.

(c)     Not annualized for periods less than one year.

(d)    Annualized for periods less than one year.

(e)     During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–“ are $0 or round to $0

See accompanying Notes to Financial Statements.

68	2020 Semi-Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Intermediate Municipal Income Fund (concluded)

	Ratios/Supplemental Data

Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)		Ratio of Net Investment Income to Average Net Assets (d)	Portfolio Turnover (c)(f)

(3.74%)	$ 6,767	0.76	%(g)	1.11	%(g)	2.67%	40.10%
7.05%	7,526	0.76	%(g)	1.16	%(g)	2.84%	58.33%
(0.65%)	7,141	0.80%		1.08%		2.95%	14.38%
0.72%	9,084	0.88	%(g)	1.05	%(g)	2.92%	16.25%
2.19%	10,798	0.88%		1.03%		2.96%	10.71%
1.56%	9,073	0.88%		1.01%		3.09%	4.85%

(4.20%)	265	1.50	%(g)	1.88	%(g)	1.94%	40.10%
6.39%	252	1.50	%(g)	1.93	%(g)	2.12%	58.33%
(1.39%)	279	1.55%		1.87%		2.20%	14.38%
(0.02%)	542	1.62	%(g)	1.83	%(g)	2.21%	16.25%
1.36%	851	1.62%		1.82%		2.24%	10.71%
0.82%	878	1.62%		1.75%		2.37%	4.85%

(3.61%)	19	0.50	%(g)	0.85	%(g)	2.90%	40.10%
7.43%	19	0.50	%(g)	0.90	%(g)	3.10%	58.33%
(0.40%)	18	0.54%		0.82%		3.21%	14.38%
0.79%	18	0.69	%(g)	0.86	%(g)	3.10%	16.25%
2.48%	28	0.62%		0.77%		3.22%	10.71%
1.74%	18	0.62%		0.75%		3.35%	4.85%

(3.61%)	59,263	0.50	%(g)	0.86	%(g)	2.93%	40.10%
7.32%	63,256	0.50	%(g)	0.90	%(g)	3.11%	58.33%
(0.39%)	65,428	0.54%		0.83%		3.21%	14.38%
0.98%	71,362	0.62	%(g)	0.79	%(g)	3.18%	16.25%
2.47%	79,279	0.62%		0.77%		3.23%	10.71%
1.72%	83,140	0.62%		0.75%		3.35%	4.85%

(f)        Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(g)    Interest expense is less than 0.001%.

(h)    Less than $0.005 per share.

2020 Semi-Annual Report	69

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Short Duration High Yield Municipal Fund

		Investment Activities					Distributions

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) on Investments		Total from Investment Activities	Net Investment Income	Net Realized Gains		Tax Return of Capital		Total Distributions	Redemption Fees		Net Asset Value, End of Period

Class A Shares
Six Months Ended April 30, 2020*	$10.25	$ 0.15	(f)	$(0.47)		$(0.32)	$ (0.15)	$ –		$ –		$ (0.15)	$ –		$ 9.78
Year Ended October 31, 2019	10.07	0.30	(f)	0.18		0.48	(0.30)	–		–		(0.30)	–		10.25
Year Ended October 31, 2018(h)	10.24	0.31	(f)	(0.17)		0.14	(0.31)	–		0.00	(i)	(0.31)	0.00	(i)	10.07
Year Ended October 31, 2017	10.34	0.28		(0.10)		0.18	(0.28)	–		–		(0.28)	0.00	(i)	10.24
Year Ended October 31, 2016	10.29	0.32		0.04		0.36	(0.31)	–		–		(0.31)	0.00	(i)	10.34
Year Ended October 31, 2015	10.29	0.34		0.00	(i)	0.34	(0.34)	(0.00	)(i)	–		(0.34)	–		10.29
Institutional Class Shares
Six Months Ended April 30, 2020*	10.25	0.16	(f)	(0.47)		(0.31)	(0.16)	–		–		(0.16)	–		9.78
Year Ended October 31, 2019	10.07	0.32	(f)	0.18		0.50	(0.32)	–		–		(0.32)	–		10.25
Year Ended October 31, 2018(h)	10.24	0.33	(f)	(0.16)		0.17	(0.34)	–		0.00	(i)	(0.34)	0.00	(i)	10.07
Year Ended October 31, 2017	10.34	0.31		(0.10)		0.21	(0.31)	–		–		(0.31)	0.00	(i)	10.24
Year Ended October 31, 2016	10.29	0.34		0.05		0.39	(0.34)	–		–		(0.34)	0.00	(i)	10.34
Year Ended October 31, 2015	10.29	0.36		(0.00	)(i)	0.36	(0.36)	(0.00	)(i)	–		(0.36)	–		10.29

*               Unaudited

(a)     Not annualized for periods less than one year.

(b)     Excludes sales charge.

(c)     Annualized for periods less than one year.

(d)    During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)     Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)        Net investment income/(loss) is based on average shares outstanding during the period.

Amounts listed as “–“ are $0 or round to $0

See accompanying Notes to Financial Statements.

70	2020 Semi-Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Short Duration High Yield Municipal Fund (concluded)

	Ratios/Supplemental Data

Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)		Ratio of Net Investment Income to Average Net Assets (c)	Portfolio Turnover (a)(e)

(3.18%)	$ 24,331	0.90	%(g)	1.12	%(g)	2.92%	84.11%
4.78%	27,577	0.90%		1.13%		2.96%	104.52%
1.42%	29,433	0.91	%(g)	1.11	%(g)	3.03%	86.19%
1.82%	50,906	0.90	%(g)	1.09	%(g)	2.78%	151.00%
3.58%	35,705	0.93	%(g)	1.12	%(g)	3.03%	132.00%
3.42%	10,170	1.07	%(g)	1.37	%(g)	3.16%	58.00%

(3.06%)	210,796	0.65	%(g)	0.87	%(g)	3.17%	84.11%
5.05%	229,716	0.65	%(g)	0.90	%(g)	3.19%	104.52%
1.67%	177,810	0.66	%(g)	0.87	%(g)	3.27%	86.19%
2.08%	207,427	0.65	%(g)	0.84	%(g)	3.04%	151.00%
3.84%	153,300	0.68	%(g)	0.88	%(g)	3.28%	132.00%
3.65%	48,261	0.82	%(g)	1.12	%(g)	3.49%	58.00%

(g)   Includes interest expense that amounts to less than 0.01% for the six months ended April 30, 2020. Includes interest expense that amounts to 0.01% for the years ended October 31, 2018 and October 31, 2016. Includes interest expense that amounts to less than 0.01% for the years ended October 31, 2017 and October 31, 2015.

(h)   Beginning with the year ended October 31, 2018, the Fund was audited by KPMG LLP. Previous years were audited by different independent registered public accounting firms.

(i)    Less than $0.005 per share.

2020 Semi-Annual Report	71

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Ultra Short Municipal Income Fund

		Investment Activities					Distributions
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) on Investments		Total from Investment Activities	Net Investment Income	Net Realized Gains		Total Distributions	Redemption Fees		Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2020*	$10.10	$ 0.06	(f)	$ (0.02)		$ 0.04	$ (0.06)	$ –		$ (0.06)	$ –		$ 10.08
Year Ended October 31, 2019	10.09	0.13	(f)	0.01		0.14	(0.13)	–		(0.13)	–		10.10
Year Ended October 31, 2018(h)	10.09	0.11	(f)	0.00		0.11	(0.11)	–		(0.11)	0.00	(i)	10.09
Year Ended October 31, 2017	10.09	0.06		(0.00	)(i)	0.06	(0.06)	–		(0.06)	0.00	(i)	10.09
Year Ended October 31, 2016	10.10	0.04		(0.01)		0.03	(0.04)	–		(0.04)	0.00	(i)	10.09
Year Ended October 31, 2015	10.10	0.03		0.00	(i)	0.03	(0.03)	(0.00	)(i)	(0.03)	0.00	(i)	10.10
Class A1 Shares
Six Months Ended April 30, 2020*	10.10	0.06	(f)	(0.01)		0.05	(0.06)	–		(0.06)	–		10.09
Year Ended October 31, 2019(j)	10.10	0.08		–	(i)	0.08	(0.08)	–		(0.08)	–		10.10
Institutional Class Shares
Six Months Ended April 30, 2020*	10.04	0.07	(f)	(0.01)		0.06	(0.07)	–		(0.07)	–		10.03
Year Ended October 31, 2019	10.04	0.15	(f)	–		0.15	(0.15)	–		(0.15)	–		10.04
Year Ended October 31, 2018(h)	10.04	0.13	(f)	0.00		0.13	(0.13)	–		(0.13)	0.00	(i)	10.04
Year Ended October 31, 2017	10.04	0.09		(0.00	)(i)	0.09	(0.09)	–		(0.09)	0.00	(i)	10.04
Year Ended October 31, 2016	10.04	0.06		(0.00	)(i)	0.06	(0.06)	–		(0.06)	0.00	(i)	10.04
Year Ended October 31, 2015	10.04	0.05		0.00	(i)	0.05	(0.05)	(0.00	)(i)	(0.05)	0.00	(i)	10.04

*               Unaudited

(a)     Excludes sales charge.

(b)     Not annualized for periods less than one year.

(c)     Annualized for periods less than one year.

(d)    During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)     Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)        Net investment income/(loss) is based on average shares outstanding during the period.

Amounts listed as “–“ are $0 or round to $0

See accompanying Notes to Financial Statements.

72	2020 Semi-Annual Report

Financial Highlights (concluded)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Ultra Short Municipal Income Fund (concluded)

	Ratios/Supplemental Data

Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)		Ratio of Net Investment Income to Average Net Assets (c)	Portfolio Turnover (b)(e)

0.38%	$173,035	0.70	%(g)	0.95	%(g)	1.10%	193.27%
1.36%	204,501	0.70%		0.95%		1.25%	231.49%
1.09%	223,255	0.70%		0.92%		1.08%	177.63%
0.62%	211,265	0.69%		0.90%		0.62%	214.00%
0.29%	206,259	0.68%		0.99%		0.39%	143.00%
0.26%	203,472	0.75%		1.18%		0.26%	155.00%

0.48%	38	0.70	%(g)	0.94	%(g)	1.17%	193.27%
0.81%	35	0.70%		0.94%		1.13%	231.49%

0.60%	720,176	0.45	%(g)	0.72	%(g)	1.39%	193.27%
1.51%	680,881	0.45%		0.72%		1.50%	231.49%
1.34%	802,312	0.45%		0.67%		1.32%	177.63%
0.87%	896,624	0.44%		0.65%		0.86%	214.00%
0.64%	905,843	0.43%		0.74%		0.64%	143.00%
0.52%	772,308	0.50%		0.93%		0.51%	155.00%

(g)    Includes interest expense that amounts to less than 0.01%.

(h)    Beginning with the year ended October 31, 2018, the Fund was audited by KPMG LLP. Previous years were audited by different independent registered public accounting firms.

(i)        Less than $0.005 per share.

(j)        For the period from February 28, 2019 (commencement of operations) through October 31, 2019.

2020 Semi-Annual Report	73

Notes to Financial Statements

April 30, 2020 (Unaudited)

1. Organization

Aberdeen Funds (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of April 30, 2020, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of April 30, 2020, the Trust operated twenty-two (22) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the five (5) funds listed below (each a “Fund”; collectively, the “Funds”):

–          Aberdeen Emerging Markets Debt Fund (“Emerging Markets Debt Fund”)

–          Aberdeen Global Absolute Return Strategies Fund (formerly, Aberdeen Global Unconstrained Fixed Income Fund) (“Global Absolute Return Strategies Fund”)

–          Aberdeen Intermediate Municipal Income Fund (“Intermediate Municipal Income Fund”)

–          Aberdeen Short Duration High Yield Municipal Fund (“Short Duration High Yield Municipal Fund”)

–          Aberdeen Ultra Short Municipal Income Fund (“Ultra Short Municipal Income Fund”)

2. Summary of Significant Accounting Policies

The Trust is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies conform to generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. Dollars.

a.              Security Valuation

The Funds value their securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Funds’ Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

Long-term debt and other fixed-income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider approved by the Board of Trustees of the Trust (the “Board”). If there are no current day bids, the security is valued at the previously applied bid. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, and the strategies employed by the Aberdeen Standard Investments Inc. (formerly, Aberdeen Asset Management Inc.)(“Aberdeen,” the “Adviser” or “ASII”) generally trade in round lot sizes. In certain circumstances, fixed income securities may be held or transactions may be conducted in smaller, “odd lot” sizes. Odd lots may trade at lower or, occasionally, higher prices than institutional round lot trades. Short-term debt securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost if it represents the best approximation for fair value. Debt and other fixed-income securities are generally determined to be Level 2 investments.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. Each Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act, and has an objective, which is not guaranteed, to maintain a $1.00 per share net asset value (“NAV”). Generally, these investment types are categorized as Level 1 investments.

74	2020 Semi-Annual Report

Notes to Financial Statements (continued)

April 30, 2020 (Unaudited)

Derivative instruments are generally valued according to the following procedures. Exchange traded derivatives are generally Level 1 investments and over-the-counter derivatives are generally Level 2 investments. Forward currency exchange contracts are generally valued based on the current spot exchange rates and the forward exchange rate points (ex. 1-month, 3-month) that are obtained from an approved pricing agent. Based on the actual settlement dates of the forward contracts held, an interpolated value of the forward points is combined with the spot exchange rate to derive the valuation. Futures contracts are generally valued at the most recent settlement price as of NAV determination. Swap agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows). When market quotations or exchange rates are not readily available, or if the Adviser concludes that such market quotations do not accurately reflect fair value, the fair value of a Fund’s assets are determined in good faith in accordance with the Valuation Procedures.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Valuation Time (as defined below)), the security is valued at fair value as determined by the Funds’ Pricing Committee (the “Pricing Committee”), taking into account the relevant factors and surrounding circumstances using Valuation and Liquidity Procedures approved by the Board. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). A security that has been fair valued by the Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

The three-level hierarchy of inputs is summarized below:

•           Level 1 – quoted prices in active markets for identical investments;

•           Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

•           Level 3 – significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

A summary of standard inputs is listed below:

Security Type	Standard Inputs
Debt and other fixed-income securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, credit quality, yield, and maturity.
Forward foreign currency contracts	Forward exchange rate quotations.
Swap agreements	Market information pertaining to the underlying reference assets, i.e., credit spreads, credit event probabilities, fair values, forward rates, and volatility measures.

The following is a summary of the inputs used as of April 30, 2020 in valuing the Funds’ investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Please refer to the Statements of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1	Level 2	Level 3		Total
Emerging Markets Debt Fund
Investments in Securities
Corporate Bonds	–	10,845,036	–		10,845,036
Government Bonds	–	31,702,260	–		31,702,260
Warrants	–	–	–	[1]	–
Short-Term Investment	4,048,611	–	–		4,048,611
Other Financial Instruments
Assets
Forward Foreign Currency Exchange Contracts	–	339,854	–		339,854
Liabilities
Forward Foreign Currency Exchange Contracts	–	(21,920)	–		(21,920)
	4,048,611	42,865,230	–		46,913,841

1  Represents a security that is fair valued at zero pursuant to procedures approved by the Fund’s Board of Trustees.

75	2020 Semi-Annual Report

Notes to Financial Statements (continued)

April 30, 2020 (Unaudited)

Investments, at Value	Level 1	Level 2	Level 3	Total
Global Absolute Return Strategies Fund
Investments in Securities
Common Stocks	4,397,795	2,527,072	–	6,924,867
Government Bonds	–	684,479	–	684,479
U.S. Treasuries	–	3,082,954	–	3,082,954
Corporate Bonds	–	499,977	–	499,977
Preferred Stocks	–	43,756	–	43,756
Certificates of Deposit	–	4,741,437	–	4,741,437
Commercial Paper	–	999,995	–	999,995
Money Market Funds	4,450,358	–	–	4,450,358
Purchased Options	40,682	–	–	–
Other Financial Instruments
Assets
Futures Contracts	338,496	–	–	338,496
Forward Foreign Currency Exchange Contracts	–	1,234,789	–	1,234,789
Credit Default Swap Contracts	–	158,839	–	158,839
Centrally Cleared Interest Rate Swap Agreements	–	578,453	–	578,453
Written Options	12,834	–	–	12,834
Liabilities
Futures Contracts	(459,024)	–	–	(459,024)
Forward Foreign Currency Exchange Contracts	–	(923,451)	–	(923,451)
Credit Default Swap Contracts	–	(48,751)	–	(48,751)
Centrally Cleared Interest Rate Swap Agreements	–	(206,649)	–	(206,649)
Total Return Swaps	–	(35,974)	–	(35,974)
Written Options	(11,375)	–	–	(11,375)
	8,769,766	13,336,926	–	22,106,692
Intermediate Municipal Income Fund
Investments in Securities
Municipal Bonds	–	64,392,268	–	64,392,268
Short-Term Investment	1,157,825	–	–	1,157,825
	1,157,825	64,392,268	–	65,550,093
Short Duration High Yield Municipal Fund
Investments in Securities
Municipal Bonds	–	231,920,803	–	231,920,803
Short-Term Investment
United States	67,219	–	–	67,219
	67,219	231,920,803	–	231,988,022

76	2020 Semi-Annual Report

Notes to Financial Statements (continued)

April 30, 2020 (Unaudited)

Investments, at Value	Level 1	Level 2	Level 3	Total
Ultra Short Municipal Income Fund
Investments in Securities
Municipal Bonds	–	863,678,046	–	863,678,046
Short-Term Investment
United States	76,877	–	–	76,877
	76,877	863,678,046	–	863,754,923

For the six-month period ended April 30, 2020, there were no significant changes to the fair valuation methodologies. Level 3 investments held by Emerging Markets Debt Fund, at the beginning, during and at the end of the six-month period in relation to net assets were not significant (0.00% of total net assets) and accordingly, a reconciliation determined of Level 3 assets for the six-month period ended April 30, 2020 is not presented. The valuation technique used at April 30, 2020 was a valuation by the Fund’s Pricing Committee.

b.            Restricted Securities

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended. Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Funds, but resale of such securities in the U.S. is permitted only in limited circumstances.

c.             Foreign Currency Translation

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments within the Statements of Operations.

d.            Derivative Financial Instruments

Certain Funds are authorized to use derivatives to manage currency risk, credit risk, and interest rate risk and to replicate, or use as a substitute for, physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are used to manage a Fund’s currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to the benchmark. The use of forward contracts allows the separation of decision-making between markets and their currencies. The forward contract is marked-to market daily and the change in market value is recorded by a Fund as unrealized appreciation/(depreciation). Forward contracts’ prices are received daily from an independent pricing provider. When the forward contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statements of Operations. During the period, the Funds used forward contracts for the purposes of efficient portfolio management and managing active currency risk relative to the benchmark, the latter of which involves both hedging currency risk and adding currency risk in excess of underlying bond positions.

While a Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain risks. A Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. Thus, while a Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for a Fund than if it had not engaged in any such transactions. Moreover, there may be an imperfect correlation between a Fund’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts

2020 Semi-Annual Report	77

Notes to Financial Statements (continued)

April 30, 2020 (Unaudited)

entered into by the Fund. Such imperfect correlation may prevent a Fund from achieving a complete hedge, which will expose the Fund to the risk of foreign exchange loss.

Forward contracts are subject to the risk that the counterparties to such contracts may default on their obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force a Fund to cover its purchase or sale commitments, if any, at the market price at the time of the default.

Futures Contracts

Certain Funds may invest in financial futures contracts (“futures contracts”) for the purpose of hedging their existing portfolio securities, or securities that a Fund intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish a Fund’s positions may not exceed 5% of a Fund’s NAV after taking into account unrealized profits and unrealized losses on any such contract into which it has entered.

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This payment is known as “initial margin”. Subsequent payments, known as “variation margin,” are calculated each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. An unrealized gain/(loss) equal to the variation margin is recognized on a daily basis. When the contract expires or is closed, the gain/(loss) is realized and is presented in the Statements of Operations as a net realized gain/(loss) on futures contracts. Futures contracts are valued daily at their last quoted sale price on the exchange on which they are traded.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

There are significant risks associated with a Fund’s use of futures contracts, including the following: (1) the success of a hedging strategy may depend on the ability of a Fund’s investment adviser and/or sub-adviser to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the movement in the price of futures contracts, interest rates and the value/market value of the securities held by a Fund; (3) there may not be a liquid secondary market for a futures contract; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts. In addition, should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

For the six-month period ended April 30, 2020, the Fund invested in futures for both investment and hedging purposes.

Swaps

A swap is an agreement that obligates two parties to exchange a series of cash flows and/or meet certain obligations at specified intervals based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) or the occurrence of a credit event with respect to an underlying reference obligation (in the case of a credit default swap) for a specified amount of an underlying asset or notional principal amount. A Fund will enter into swaps only on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the amount of the difference between the two payments. Except for currency swaps and credit default swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination of the transaction.

Traditionally, swaps were customized, privately negotiated agreements executed between two parties (“OTC Swaps”) but since 2013, certain swaps are required to be cleared pursuant to rules and regulations related to the Dodd – Frank Wall Street Reform and Consumer Protection Act (“Dodd Frank”) and/or Regulation (EU) No 648/2012 on OTC Derivatives, Central Counterparties and Trade Repositories (“EMIR”) (“Cleared Swaps”). Like OTC Swaps, Cleared Swaps are negotiated bilaterally. Unlike OTC Swaps, the act of clearing results in two swaps executed between each of the parties and a central counterparty (“CCP”), and thus the counterparty credit exposure of the parties is to the CCP rather than to one another. Upon entering into a Cleared Swap, a Fund is required to pledge an amount of cash and/or other assets equal to a certain percentage of the contract amount. This payment is known as “initial margin”. Subsequent payments, known as “variation margin,” are calculated each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. An unrealized gain/(loss) equal to the variation margin is recognized on a daily basis. When the contract matures or is terminated, the gain or loss is realized

78	2020 Semi-Annual Report

Notes to Financial Statements (continued)

April 30, 2020 (Unaudited)

and is presented in the Statements of Operations as a net realized gain or loss on swap contracts. As of March 2017, a Fund may be required to provide variation and/or initial margin for OTC Swaps pursuant to further rules and regulations related to Dodd Frank and EMIR. The margin requirements associated with OTC Swaps and Cleared Swaps may not be the same.

Entering into swap agreements involves, to varying degrees, elements of credit, market and interest rate risk in excess of the amounts reported on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. The Funds’ maximum risk of loss from counterparty risk related to swaps is the fair value of the contract. This risk is mitigated by the posting of collateral by the counterparties to the Funds to cover the Funds’ exposure to the counterparty.

Credit Default Swaps

A credit default swap is an agreement whereby one party, the buyer, is obligated to pay the other party, the seller, a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. A Fund might use credit default swap contracts to limit or to reduce risk exposure of the Fund to defaults of corporate and sovereign issues (i.e., to reduce risk when the Fund owns or has exposure to such issuers). A Fund also might use credit default swap contracts to create direct or synthetic short or long exposure to domestic or foreign corporate debt securities or certain sovereign debt securities to which the Fund is not otherwise exposed.

During the six-month period ended April 30, 2020, the Fund held credit default swaps to implement investment views and hedge the Fund’s exposure to the credit market.

Interest Rate Swaps

A Fund uses interest rate swap contracts to manage its exposure to interest rates. Interest rate swap contracts typically represent the exchange between a Fund and a counterparty of respective commitments to make variable rate and fixed rate payments with respect to a notional amount of principal. Interest rate swap contracts may have a term that is greater than one year, but typically require periodic interim settlement in cash, at which time the specified value of the variable interest rate is reset for the next settlement period. Net payments of interest are recorded as realized gains or losses. During the period that the swap contract is open, the contract is marked-to-market as the net amount due to or from a Fund and changes in the value of swap contracts are recorded as unrealized gains or losses.

During the six-month period ended April 30, 2020, the Fund held interest rate swaps to implement investment views and hedge interest rate risk.

Summary of Derivative Instruments

Certain Funds may use derivatives for various purposes as noted above. The following is a summary of the location of fair value amounts of derivatives, not accounted for as hedging instruments, as of April 30, 2020:

Location on the Statement of Assets and Liabilities
Derivative Instrument Risk Type	Asset Derivatives	Liability Derivatives
Equity Risk	Investments, at value Over-the-counter total return swap	Written options outstanding, at value Over-the-counter total return swap
	contracts, at value	contracts, at value
Interest Rate Risk	Variation margin receivable for centrally cleared swap contracts	Variation margin payable for centrally cleared swap contracts
	Variation margin receivable for futures contracts	Variation margin payable for futures contracts
Credit Risk	Over-the-counter credit default swap contracts	Over-the-counter credit default swap contracts
Foreign Exchange Risk	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts

2020 Semi-Annual Report	79

Notes to Financial Statements (continued)

April 30, 2020 (Unaudited)

The following is a summary of the fair value of derivative instruments, not accounted for as hedging instruments, as of April 30, 2020:

		Asset Derivatives
Funds	Total Value at April 30, 2020	Investments, at value (Equity risk)*	Written Options, at Value (Equity risk)	Over-the-Counter Total Return Swaps (Equity risk)*	Centrally Cleared Credit Default Swaps (Credit Risk)*	Centrally Cleared Interest Rate Swaps (Interest Rate Risk)*	Forward Foreign Exchange Contracts (Foreign Exchange Risk)	Futures Contracts (Interest Rate Risk)*
Aberdeen Emerging Markets Debt Fund	$ 339,854	$ –	$–	$–	$ –	$ –	$ 339,854	$ –
Aberdeen Global Absolute Return Strategies Fund	2,351,259	40,682	–	–	158,839	578,453	1,234,789	338,496

		Liabilities Derivatives
Funds	Total Value at April 30, 2020	Investments, at value (Equity risk)*	Written Options, at Value (Equity risk)	Over-the-Counter Total Return Swaps (Equity risk)*	Centrally Cleared Credit Default Swaps (Credit Risk)*	Centrally Cleared Interest Rate Swaps (Interest Rate Risk)*	Forward Foreign Exchange Contracts (Foreign Exchange Risk)	Futures Contracts (Interest Rate Risk)*
Aberdeen Emerging Markets Debt Fund	$ 21,920	$–	$ –	$ –	$ –	$ –	$ 21,920	$ –
Aberdeen Global Absolute Return Strategies Fund	1,711,926	–	38,077	35,974	48,751	206,649	923,451	459,024

*          Represents purchased options, at value

**      The values shown reflect unrealized appreciation/(depreciation) and the values shown in the Statement of Assets and Liabilities reflects variation margin.

Certain funds have transactions that may be subject to enforceable master netting arrangements. A reconciliation of the gross amounts on the Statements of Assets and Liabilities as of April 30, 2020 to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:

		Gross Amounts Not Offset in Statement of Assets & Liabilities				Gross Amounts Not Offset in Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in Statement of Financial Position	Financial Instruments	Collateral Received(1)	Net Amount(3)	Gross Amounts of Liabilities Presented in Statement of Financial Position	Financial Instruments	Collateral Pledged(1)	Net Amount(3)
Description		Assets				Liabilities
Emerging Markets Debt Fund
Forward foreign currency(2)
Barclays Bank plc	$ 82,792	$(12,046)	$ (70,746)	$ –	$12,046	$(12,046)	$–	$ –
Deutsche Bank AG	93,769	(1,094)	(80,000)	12,675	1,094	(1,094)	–	–
JPMorgan Chase	–	–	–	–	8,780	–	–	8,780
UBS AG	163,293	–	(163,293)	–	–	–	–	–

1.               In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

2.               Includes financial instrument which are not subject to a master netting arrangement across funds, or another similar arrangement.

3.               Net amounts represent the net receivables/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master netting agreement with the same legal entity.

80	2020 Semi-Annual Report

Notes to Financial Statements (continued)

April 30, 2020 (Unaudited)

		Gross Amounts Not Offset in Statement of Assets & Liabilities				Gross Amounts Not Offset in Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in Statement of Financial Position	Financial Instruments	Collateral Received(1)	Net Amount(3)	Gross Amounts of Liabilities Presented in Statement of Financial Position	Financial Instruments	Collateral Pledged(1)	Net Amount(3)
Description		Assets				Liabilities
Global Absolute Return Strategies Fund
Forward foreign currency(2)
Barclays Bank	$223,383	$(109,217)	$ –	$114,166	$109,217	$(109,217)	$–	$ –
Citibank	197,354	(197,354)	–	–	252,325	(197,354)	–	54,971
Goldman Sachs & Co.	183,995	(183,995)	–	–	192,562	(183,995)	–	8,567
HSBC Bank	296,786	(227,336)	–	69,450	227,336	(227,336)	–	–
JPMorgan Chase	114,699	(35,371)	(79,238)	–	35,371	(35,371)	–	–
Royal Bank of Canada	218,572	(106,640)	(106,640)	–	106,640	(106,640)	–	–
Global Absolute Return Strategies Fund
Total return equity swaps(2) Goldman Sachs & Co.	$ –	$ –	$ –	$ –	$ 35,974	$ –	$–	$35,974

1.               In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

2.               Includes financial instrument which are not subject to a master netting arrangement across funds, or another similar arrangement.

3.               Net amounts represent the net receivables/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master netting agreement with the same legal entity.

The following is a summary of the location of realized gain/(loss) and net change in unrealized appreciation/(depreciation) on derivatives in the Statement of Operations for the six-month period ended April 30, 2020:

Derivative Instrument Risk Type	Location on the Statement of Operations
Credit Risk	Realized gain/(loss) on swap contracts Net change in unrealized appreciation/(depreciation) on swap contracts
Interest Rate Risk	Realized gain/(loss) on future contracts transactions Net change in unrealized appreciation/(depreciation) on futures contracts
Realized gain/(loss) on swap contracts
Net change in unrealized appreciation/(depreciation) on swap contracts
Foreign Exchange Risk	Realized gain/(loss) on forward foreign currency exchange contracts Net change in unrealized appreciation/(depreciation) on forward foreign currency exchange contracts

The following is a summary of the effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2020:

		Realized Gain or (Loss) on Derivatives Recognized in the Statement of Operations
Funds	Total	Investment transactions (Equity Risk)*	Written Options (Equity risk)	Total Return Equity Swaps (Equity Risk)	Credit Default Swaps (Credit Risk)	Interest Rate Swaps (Interest Rate Risk)	Forward Foreign Exchange Contracts (Foreign Exchange Risk)	Futures Contracts (Interest Rate Risk)
Aberdeen Emerging Markets Debt Fund	$291,269	$ –	$ –	$ –	$ –	$ –	$291,269	$ –
Aberdeen Global Absolute Return Strategies Fund	522,221	4,342	(325,289)	(35,120)	(108,758)	(76,232)	116,987	946,291

2020 Semi-Annual Report	81

Notes to Financial Statements (continued)

April 30, 2020 (Unaudited)

		Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations
Funds	Total	Investment transactions (Equity Risk)*	Written Options (Equity risk)	Total Return Equity Swaps (Equity Risk)	Credit Default Swaps (Credit Risk)	Interest Rate Swaps (Interest Rate Risk)	Forward Foreign Exchange Contracts (Foreign Exchange Risk)	Futures Contracts (Interest Rate Risk)
Aberdeen Emerging Markets Debt Fund	$447,258	$ –	$ –	$ –	$ –	$ –	$447,258	$ –
Aberdeen Global Absolute Return Strategies Fund	702,597	1,146	1,459	(35,974)	126,094	344,223	434,035	(168,386)

*  Represents realized gain and change in unrealized appreciation for purchased options during the period.

Information about derivatives reflected as of the date of this report is generally indicative of the type of, activity for the six-month period ended April 30, 2020. The table below summarizes the weighted average values of derivatives holdings by the Funds during the six-month period ended April 30, 2020.

Fund	Purchase Forward Foreign Currency Contracts (Average Notional Value)	Sale Forward Foreign Currency Contracts (Average Notional Value)	Forward Foreign Cross Currency Contracts (Average Notional Value)	Long Futures Contracts (Average Notional Value)	Short Futures Contracts (Average Notional Value)	Buy Protection Credit Default Swaps (Average Notional Value)	Sell Protection Credit Default Swaps (Average Notional Value)
Emerging Markets Debt Fund	$ 937,832	$ 7,698,618	$ –	$ –	$ –	$ –	$ –
Global Absolute Return Strategies Fund	12,468,131	17,686,894	1,927,664	11,781,663	12,087,553	4.395,528	8,006,082

	Interest Rate Swaps (Average	Total Return Swaps (Average	Call Purchased Options (Average	Put Purchased Options (Average	Call Written Options (Average	Put Written Options (Average
	Notional	Notional	Notional	Notional	Notional	Notional
Funds	Value)	Value)	Value)	Value)	Value)	Value)
Emerging Markets Debt Fund	$ –	$ –	$ –	$ –	$ –	$ –
Global Absolute Return Strategies Fund	110,441,309	7,048,533	2,012,371	643,681	(33)	(1,900,007)

e.               Security Transactions, Investment Income and Expenses

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as a Fund acquires information regarding such dividends or corporate actions.

Interest income and expenses are recorded on an accrual basis. Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the relevant Funds based on net assets of each Fund as of the month end. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses to a class is based on the total net asset value of that class’s shares in proportion to the total net assets of the relevant Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

f.                  Distributions

Distributions from net investment income, if any, are declared and paid quarterly for the Emerging Markets Debt Fund. During the fiscal year ended October 31, 2019, and prior to changing its name from the Aberdeen Global Unconstrained Fixed Income Fund to the Aberdeen Global Absolute Return Strategies Fund (which occurred on November 15, 2019), distributions from net investment income for such Fund were declared and paid quarterly. Effective November 15, 2019, distributions from net investment income, if any, are declared and paid annually.

82	2020 Semi-Annual Report

Notes to Financial Statements (continued)

April 30, 2020 (Unaudited)

Distributions from net investment income, if any, are declared daily and paid monthly for the Short Duration High Yield Municipal Fund, the Intermediate Municipal Income Fund and the Ultra Short Municipal Income Fund. The Funds will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies and loss deferrals.

g.              Federal Income Taxes

Each Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Funds from all federal income taxes. Therefore, no federal income tax provision is required.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Funds’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2019 are subject to such review.

h.              Securities Lending

Through an agreement with BNP Paribas as the Lending Agent and State Street Bank and Trust Company (the Funds’ custodian), the Funds may lend their portfolio securities to brokers, dealers and other financial institutions that pay a negotiated fee in order to generate additional income. The Funds receive non-cash collateral in the form of U.S. Government Securities, with respect to each loan of U.S. securities, typically equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, typically equal to at least 105% of the value of the portfolio securities loaned, and at all times thereafter require the borrower to mark to market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned.

The Funds continue to own the loaned securities and continue to recognize unrealized gains and losses on the securities on loan. However, securities lending involves certain risks, including the event of default or insolvency of the borrower, which could delay or restrict a Fund’s ability to recover the loaned securities or dispose of the collateral for the loan. Securities on loan are noted within the Statement of Investments. Non-cash securities lending collateral held by the Lending Agent on behalf of the Funds cannot be sold or repledged by the Funds and therefore, this amount is not presented on the Funds’ Statements of Investments.

At April 30, 2020, the Funds did not have any securities on loan.

3. Agreements and Transactions with Affiliates

a.               Investment Adviser

Under the Investment Advisory Agreement with the Trust, the Adviser manages the Funds in accordance with the policies and procedures established by the Board.

For services provided under the terms of the current Investment Advisory Agreement, each Fund pays the Adviser an annual management fee (as a percentage of its average daily net assets) paid monthly according to the following schedule:

Fund	Fee Schedule
Emerging Markets Debt Fund*	Up to $500 million	0.600%
	On $500 million and more	0.550%
Global Absolute Return Strategies Fund	Up to $500 million	0.600%
	$500 million up to $1 billion	0.550%
	On $1 billion and more	0.500%
Intermediate Municipal Income Fund	Up to $250 million	0.425%
	$250 million up to $1 billion	0.375%
	On $1 billion and more	0.355%
Short Duration High Yield Municipal Fund	Up to $250 million	0.650%
	On $250 million and more	0.600%
Ultra Short Municipal Income Fund	Up to $2.5 billion	0.500%
	On $2.5 billion and more	0.450%

*               The management fee rate for the Emerging Markets Debt Fund became effective December 14, 2018. Prior to December 14, 2018, the management fee rate for the Fund was 0.75% on assets up to $500 million and 0.70% on assets of $500 million or more.

2020 Semi-Annual Report	83

Notes to Financial Statements (continued)

April 30, 2020 (Unaudited)

The Adviser has engaged the services of affiliate Aberdeen Asset Managers Limited (on behalf of Emerging Markets Debt Fund and Global Absolute Return Strategies Fund) as subadviser (the “Subadviser”) pursuant to subadvisory agreements. The Subadviser manages a portion of the applicable Fund’s investments and have the responsibility for making all investment decisions for the portion of such Fund’s assets they manage. Pursuant to the subadvisory agreement, the Adviser pays fees to the Subadviser, if any.

The Trust and Aberdeen have entered into a written contract (“Expense Limitation Agreement”) limiting operating expenses for all classes of the Funds from exceeding the amounts listed in the tables below. For each Fund this contractual limitation may not be terminated before February 28, 2021 without the approval of the Trustees who are not “interested persons” of the Trust, as such term is defined by the 1940 Act (the “Independent Trustees”). For each Fund except the Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund, this limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, acquired fund fees and expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A shares, Class R shares and Institutional Service Class shares and extraordinary expenses. The Expense Limitation Agreement with respect to the Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund excludes certain expenses, including any interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses.

Fund	Limit
Emerging Markets Debt Fund*	0.65%
Global Absolute Return Strategies Fund**	0.65%
Intermediate Municipal Income Fund	0.50%

*               Prior to December 14, 2018, the expense limitation was 0.90%.

**           Effective November 15, 2019. Prior to November 15, 2019, the expense limitation was 0.85%

Fund	Class A Limit	Institutional Class Limit
Short Duration High Yield Municipal Fund	0.90%	0.65%
Ultra Short Municipal Income Fund	0.70%	0.45%

Aberdeen may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement as of a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses; provided that the following requirements are met: the reimbursements do not cause a class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser, and the payment of such reimbursement is approved by the Board on a quarterly basis (the “Reimbursement Requirements”). Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

As of April 30, 2020, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements for each Fund, based on expenses reimbursed by Aberdeen would be:

Fund	Amount Fiscal Year 2017 (Expires 10/31/20)	Amount Fiscal Year 2018 (Expires 10/31/21)	Amount Fiscal Year 2019 (Expires 10/31/22)	Amount Six Months Ended April 30, 2020 (Expires 4/30/23)	Total*
Emerging Markets Debt Fund	$ 97,774	$ 164,344	$ 206,464	$ 111,155	$ 579,737
Global Absolute Return Strategies Fund	130,080	236,240	260,488	161,409	788,217
Intermediate Municipal Income Fund	75,654	222,152	288,577	124,178	710,561
Short Duration High Yield Municipal Fund	–	280,141	557,878	293,027	1,131,046
Ultra Short Municipal Income Fund	–	1,157,542	2,481,831	1,181,650	4,821,023

*               Amounts reported are due to expire throughout the respective 3-year expiration period presented above.

84	2020 Semi-Annual Report

Notes to Financial Statements (continued)

April 30, 2020 (Unaudited)

In accordance with the Funds’ Expense Limitation Agreement and criteria, as described above, the Adviser did not recapture any expenses for which it previously reimbursed the Funds. Accordingly, at April 30, 2020, the Funds did not have liabilities payable to the Adviser for recapture of previously reimbursed expenses.

b.              Fund Administration

Under the terms of the Fund Administration Agreement, Aberdeen provides various administrative and accounting services, including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, regulatory reports, and presentation of quarterly reports to the Board. For services provided pursuant to the Fund Administration Agreement, the Trust pays Aberdeen an annual fee of 0.08% based on the Trust’s average daily net assets. The fee is then allocated proportionately among all funds within the Trust (including the Funds) in relation to the average daily net assets of each fund. This asset-based fee is subject to an annual minimum fee based on the number of funds served. Pursuant to a sub-administration agreement with Aberdeen, State Street Bank and Trust Company (“State Street”) provides sub-administration services with respect to the Funds. Aberdeen pays State Street for providing such services.

c.               Distributor and Shareholder Servicing

The Trust and Aberdeen Fund Distributors, LLC (the “Distributor”) are parties to the current Underwriting Agreement (the “Underwriting Agreement”) whereby the Distributor acts as principal underwriter for the Trust’s shares.

The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate the Distributor, for expenses associated with the distribution-related and/or shareholder services provided by such entities. These fees are paid to the Distributor and are either kept or paid to shareholders’ financial advisors or other intermediaries for distribution and shareholder services. Although actual distribution expenses may be more or less, under the Plan, the Funds pay the Distributor an annual fee of the following amounts:

Fund	Class A Shares	Class C Shares (a)	Class R Shares (a)
Emerging Markets Debt Fund	0.25%	1.00%	0.50%
Global Absolute Return Strategies Fund	0.25%	1.00%	–
Intermediate Municipal Income Fund	0.25%	1.00%	–
Short Duration High Yield Municipal Fund	0.25%	–	–
Ultra Short Municipal Income Fund	0.25%	–	–

(a)     0.25% of which is service fees.

The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

Pursuant to the current Underwriting Agreement, the Distributor will also receive the proceeds of contingent deferred sales charges (“CDSCs”) of 1.00% imposed on certain redemptions of Class C (and up to 1.00% for certain Class A) shares.

Effective February 28, 2019, the Distributor re-allows to dealer 2.50% of sales charges on Class A shares of the Emerging Markets Debt Fund and Global Absolute Return Strategies Fund; 2.00% of sales charges on Class A shares of the Intermediate Municipal Income Fund and Short Duration High Yield Municipal Fund; 0.50% of sales charges on Class A shares of the Ultra Short Municipal Income Fund; 0.50% of sales charges on Class A1 of the Ultra Short Municipal Income Fund. In addition, the Distributor or Adviser may compensate broker dealers or financial intermediaries for sales of Class C shares from its own resources at the rate of 1.00% on sales of Class C shares, which have a

2020 Semi-Annual Report	85

Notes to Financial Statements (continued)

April 30, 2020 (Unaudited)

maximum CDSC of 1.00% (on the deferred sales charge assessed on sales within one year of purchase). The amount the Distributor retained for commissions from front-end sales charges and CDSC fees for the six-month period ended April 30, 2020 was as follows:

	Commissions Retained	Commissions Retained
	from Front-End Sales	from CDSC Fees of
	Charges of Class A	Class C (and Certain
Fund	shares	Class A) Shares
Emerging Markets Debt Fund	$2,100	$ 568
Global Absolute Return Strategies Fund	1	–
Intermediate Municipal Income Fund	16	–
Short Duration High Yield Municipal Fund	20	7,781
Ultra Short Municipal Income Fund	2,211	–
Total Retained	4,348	8,349

d.              Administrative Services Fees/Transfer Agent Out-of-Pocket Expenses

The Funds may pay and/or reimburse administrative services fees/transfer agent out-of-pocket expenses to certain broker-dealers and financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds (sometimes referred to as “sub-transfer agency fees”), subject to certain limitations approved by the Board. These fees may be in addition to Rule 12b-1 fees. Sub-transfer agency fees generally include, but are not limited to, costs associated with omnibus accounting, recordkeeping, networking, sub-transfer agency or other administrative or shareholder services.

Class A, Class R and Institutional Service Class shares of the Funds pay for such services pursuant to an Administrative Services Plan adopted by the Board. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual sub-transfer agent and administrative services fee of 0.25% for Class A, Class R and Institutional Service Class shares. Under an amendment to the Administrative Services Plan that is in effect until at least February 28, 2021, the administrative service fee is limited to a maximum of 0.15% for contracts with fees that are calculated as a percentage of Fund assets and a maximum of $16 per account for contracts with fees that are calculated on a dollar per account basis. Class C and Institutional Class shares may also pay for the services described above directly, as these classes are not subject to an Administrative Services Plan.

The aggregate amount of sub-transfer agent and administrative service fees paid during the six-month period ended April 30, 2020 was as follows:

Fund	Class A	Class A1	Class C	Class R	Institutional Service	Institutional
Emerging Markets Debt Fund	$ 442	$–	$ 91	$3,087	$ –	$ 7,353
Global Absolute Return Strategies Fund	222	–	105	–	5,859	3,303
Intermediate Municipal Income Fund	501	–	36	–	–	2,613
Short Duration High Yield Municipal fund	6,632	–	–	–	–	66,098
Ultra Short Municipal Income Fund	51,006	8	–	–	–	257,392

Amounts listed as “–“ are $0 or round to $0.

e.               Purchase/Sale Transactions Between Affiliates

The Funds are permitted to buy or sell securities with funds that have a common investment adviser (or investment advisers which are affiliates) under specific procedures which have been approved by the Board. The procedures are designed to satisfy the requirements of Rule 17a-7 of the Investment Company Act of 1940 (“Rule 17a-7”). During the six month period ended April 30, 2020, the Funds did not engage in any of these trades.

86	2020 Semi-Annual Report

Notes to Financial Statements (continued)

April 30, 2020 (Unaudited)

4. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the six-month period ended April 30, 2020, were as follows:

Fund	Purchases	Sales
Emerging Markets Debt Fund	$13,064,088	$10,853,204
Global Absolute Return Strategies Fund	16,780,572	17,512,947
Intermediate Municipal Income Fund	28,001,010	28,984,381
Short Duration High Yield Municipal Fund	212,954,453	222,560,101
Ultra Short Municipal Income Fund	1,626,887,903	1,717,941,447

5. Portfolio Investment Risks

a.               Absolute Return Strategy Risk

The Global Absolute Return Strategies Fund is subject to risks related to its absolute return strategy. Absolute return funds employ certain techniques that are intended to reduce risk and volatility in the portfolio and provide protection against a decline in the fund’s assets. They are not designed to outperform stocks and bonds in strong markets and there is no guarantee of positive returns or that the Fund’s objective will be achieved.

b.              Credit Default Swap Risk

The Global Absolute Return Strategies Fund may buy or sell credit default swaps. Credit default swap contracts, a type of derivative instrument, particularly selling credit default swaps, involve special risks and may result in losses to the Fund.

c.               Cybersecurity Risk

Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

d.              Derivatives Risk (including Options, Futures and Swaps)

Certain Funds are subject to Derivatives Risk. Derivatives are speculative and may hurt the Fund’s performance. The potential benefits to be derived from the Fund’s options, futures and derivatives strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate.

Speculative Exposure Risk. To the extent that a derivative or practice is not used as a hedge, the Fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative’s original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

Hedged Exposure Risk. Losses generated by a derivative or practice used by the Fund for hedging purposes should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Correlation Risk. The Fund is exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

Counterparty Risk. Derivative transactions depend on the creditworthiness of the counterparty and the counterparty’s ability to fulfill its contractual obligations.

e.               Emerging Markets Risk

Certain Funds are subject to Emerging Markets Risk. A magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging markets countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).

f.                  Equity Securities Risk

The Global Absolute Return Strategies Fund may invest in equity securities. The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain

2020 Semi-Annual Report	87

Notes to Financial Statements (continued)

April 30, 2020 (Unaudited)

management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

g.              Fixed Income Securities Risk

Fixed income securities are subject to, among other risks, credit risk, extension risk, issuer risk, interest rate risk, market risk and prepayment risk.

h.              Foreign Currency Exposure Risk

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact a Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

i.                  Foreign Securities Risk

Foreign countries in which a Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of a Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

j.                  High-Yield Bonds and Other Lower-Rated Securities Risk

A Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

k.               Illiquid Securities Risk

Illiquid securities are assets that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the asset. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Illiquid securities and relatively less liquid securities may also be difficult to value. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, due to the increased supply in the market that would result from selling activity.

The Adviser employs procedures and tests using third-party and internal data inputs that seek to assess and manage the liquidity of the Fund’s portfolio holdings. These procedures and tests take into account the Fund’s investment strategy and liquidity of portfolio investments during both normal and foreseeable stressed conditions, cash-flow projections during both normal and reasonable foreseeable stressed conditions, relevant market, trading and other factors, and monitor whether liquidity should be adjusted based on changed market conditions. These procedures and tests are designed to assist the Fund in determining its ability to meet redemption requests in various market conditions. In light of the dynamic nature of markets, there can be no assurance that these procedures and tests will enable the Fund to ensure that it has sufficient liquidity to meet redemption requests.

l.                  Impact of Large Redemptions and Purchases of Fund Shares

Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle.

m.          Interest Rate Risk

Each Fund’s fixed income investments are subject to interest rate risk, which generally causes the value of a fixed income portfolio to decrease when interest rates rise resulting in a decrease in each Fund’s net assets. Each Fund may be subject to a greater risk of rising interest rates due to the recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Interest rate fluctuations tend to have a greater impact on fixed income-securities with a greater time to maturity and/or

88	2020 Semi-Annual Report

Notes to Financial Statements (continued)

April 30, 2020 (Unaudited)

lower coupon. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.

n.              Issuer Risk

The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.

o.              LIBOR Risk

A Fund may invest in certain debt securities, derivatives or other financial instruments that utilize LIBOR as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

p.              Management Risk

Each Fund is subject to the risk that the Adviser or Subadviser may make poor security selections. The Adviser, Subadviser and their portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser or the Subadviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.

q.              Market Risk

Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which a Fund invests.

r.                 Municipal Securities Risk

The Intermediate Municipal Income Fund, Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund (the “Municipal Funds”) are subject to municipal securities risk. Municipal bonds can be significantly affected by political and economic changes, including inflation, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Municipal bonds have varying levels of sensitivity to changes in interest rates. Interest rate risk is generally lower for shorter-term municipal bonds and higher for long term municipal bonds.

Municipal Bond Tax Risk. A municipal bond that is issued as tax-exempt may later be declared to be taxable. In addition, if the federal income tax rate is reduced, the value of the tax exemption may be less valuable, causing the value of a municipal bond to decline.

Municipal Market Volatility and Illiquidity Risk. The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. During times of reduced market liquidity, a Fund may not be able to readily sell bonds without the sale significantly changing the market value of the bond. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices.

Municipal Sector Risk. From time to time a Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.

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Notes to Financial Statements (continued)

April 30, 2020 (Unaudited)

s.               Non-Diversified Fund Risk

The Emerging Market Debt Fund’s performance may be more volatile than a diversified fund because it may invest a greater percentage of its total assets in the securities of a single issuer.

t.                  Non-Hedging Foreign Currency Trading Risk

Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the Adviser’s expectations may produce significant losses to certain Funds.

u.              Portfolio Turnover Risk

Certain Funds may engage in active and frequent trading of portfolio securities to achieve its investment objective. High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance. It may also result in greater realization of gains, which may include short-term gains taxable at ordinary income tax rates.

v.               Private Placements and Other Restricted Securities Risk

The Emerging Markets Debt Fund and Short Duration High Yield Municipal Fund are subject to Private Placements Risk. Investments in private placements and other restricted securities, including Regulation S Securities and Rule 144A Securities, could have the effect of increasing the Fund’s level of illiquidity. Private placements and restricted securities may be less liquid than other investments because such securities may not always be readily sold in broad public markets and the Fund might be unable to dispose of such securities promptly or at prices reflecting their true value.

w.            Puerto Rico and U.S. Territories Risk

The Municipal Funds are subject to Puerto Rico and U.S. territories risk to the extent that they invest in municipal obligations of such territories. Certain municipal issuers in Puerto Rico have experienced financial difficulties over recent years. These financial difficulties have been exacerbated by the impact of severe weather events, including Hurricane Maria in 2017. Additionally, all three ratings agencies have maintained a negative outlook on Puerto Rico’s credit rating, which means that additional downgrades of securities issued by Puerto Rico are possible in the future. Puerto Rican financial difficulties could potentially lead to less liquidity for its bonds, wider spreads, and greater risk of default for Puerto Rican municipal securities, and consequently may affect a Fund’s performance to the extent it invests in Puerto Rican municipal securities. As with Puerto Rican municipal securities, events in any of the other territories where a Fund is invested may affect a Fund’s investments and its performance.

x.               Tender Option Bonds Risk

The Municipal Funds are subject to Tender Option Bonds Risk. Tender option bonds are synthetic floating-rate or variable-rate securities issued when long-term bonds are purchased in the primary or secondary market and then deposited into a trust. Tender option bonds may be considered derivatives, and may expose the Fund to the same risks as investments in derivatives, as well as risks associated with leverage, especially the risk of increased volatility.

y.               Tobacco Related Bonds Risk

The Municipal Funds are subject to Tobacco Related Bonds Risk. In 1998, the largest U.S. tobacco manufacturers reached an out of court agreement, the MSA, to settle claims against them by 46 states and six other U.S. jurisdictions. The tobacco manufacturers agreed to make annual payments to the government entities in exchange for the release of all litigation claims. A number of the states have sold bonds that are backed by those future payments. The Funds may invest in two types of those bonds: (i) bonds that make payments only from a state’s interest in the MSA and (ii) bonds that make payments from both the MSA revenue and from an “appropriation pledge” by the state. An “appropriation pledge” requires the state to pass a specific periodic appropriation to make the payments and is generally not an unconditional guarantee of payment by a state. The settlement payments are based on factors, including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. Payments could be reduced if consumption decreases, if market share is lost to non-MSA manufacturers, or if there is a negative outcome in litigation regarding the MSA.

z.               Sector Risk

To the extent that a Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

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Notes to Financial Statements (continued)

April 30, 2020 (Unaudited)

Financials Sector Risk. To the extent that the financials sector is represented by a significant portion of the Fund’s portfolio, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets as well as cyber-attacks.

Municipal Sector Risk. From time to time the Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.

aa.        Sovereign Debt Risk

The Emerging Markets Debt Fund and Global Absolute Return Strategies Fund are subject to Sovereign Debt Risk. Periods of economic and political uncertainty may result in the illiquidity and increased price volatility of a foreign government’s debt securities held by the Fund and impact an issuer’s ability and willingness to pay interest or repay principal when due. The Fund may have limited recourse to compel payment in the event of a default. A foreign government’s default on its debt securities may cause the value of securities held by the Fund to decline significantly.

bb.      U.S. Government Securities Risk

Securities issued by U.S. Government agencies or government sponsored entities may not be guaranteed by the U.S. Treasury. The U.S. Government does not guaranty the net asset value of the Global Absolute Return Strategies Fund’s shares.

cc.        Valuation Risk

The price a Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

dd.      Variable and Floating Rate Securities Risk

Certain Funds are subject to Variable and Floating Rate Securities Risk. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. Variable rate demand obligations (“VRDOs”) are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money.

ee.        Yield Risk

The Ultra Short Municipal Income Fund is subject to Yield Risk. The amount of income received by the Fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the Fund’s expenses could absorb all or a significant portion of the Fund’s income. If interest rates increase, the Fund’s yield may not increase proportionately. For example, the Adviser may discontinue any temporary voluntary fee limitation or recoup amounts previously waived and/or reimbursed.

Please read the prospectus for more detailed information regarding these and other risks.

6. Contingencies

In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be estimated; however, the Funds expect the risk of loss from such claims to be remote.

2020 Semi-Annual Report	91

Notes to Financial Statements (continued)

April 30, 2020 (Unaudited)

7. Tax Information

As of April 30, 2020, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Emerging Markets Debt Fund	$ 53,731,594	$ 760,162	$(7,895,849)	$(7,135,687)
Global Absolute Return Strategies Fund	21,552,636	2,727,371	(2,811,502)	(84,131)
Intermediate Municipal Income Fund	64,773,039	2,276,317	(1,499,263)	777,054
Short Duration High Yield Municipal Fund	239,192,703	1,074,745	(8,279,426)	(7,204,681)
Ultra Short Municipal Income Fund	864,905,221	448,408	(1,598,706)	(1,150,298)

The tax character of distributions paid during the fiscal year ended October 31, 2019 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):

	Distributions paid from
Fund	Ordinary Income*	Net Long Term Capital Gains*	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Emerging Markets Debt Fund	$1,271,817	$ –	$1,271,817	$ –	$–	$ 1,271,817
Global Absolute Return Strategies Fund	939,550	47,303	986,853	–	–	986,853
Intermediate Municipal Income Fund	4,962	20,675	25,637	2,202,743	–	2,228,380
Short Duration High Yield Municipal Fund	97,540	–	97,540	6,921,454	–	7,018,994
Ultra Short Municipal Income Fund	10	–	10	13,720,548	–	13,720,558

As of October 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Late Year Ordinary and Post-October Capital Loss Deferrals	Other Temporary Differences	Unrealized Appreciation/ (Depreciation)*	Accumulated Capital and Other Losses**	Total Accumulated Earnings/ (Deficit)
Emerging Markets Debt Fund	$ –	$748,341	$ –	$–	$–	$–	$(116,197)	$ 319,087	$(4,405,564)	$(3,454,333)
Global Absolute Return Strategies Fund	–	444,894	–	–	–	–	(217)	120,403	(628,661)	(63,581)
Intermediate Municipal Income Fund	–	–	98,841	–	–	–	(5,195)	4,414,320	–	4,507,966
Short Duration High Yield Municipal Fund	81,354	–	–	–	–	–	(23,676)	3,807,072	(5,503,857)	(1,639,107)
Ultra Short Municipal Income Fund	15,270	–	–	–	–	–	(26,862)	84,254	(347,134)	(274,472)

*               The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

**           As of October 31, 2019, for Federal income tax purposes, these Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the Treasury regulations, with no expiration.

Amounts listed as “–“ are $0 or round to $0.

92	2020 Semi-Annual Report

Notes to Financial Statements (concluded)

April 30, 2020 (Unaudited)

As of October 31, 2019, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the Treasury regulations.

Fund	Amount	Expires
Emerging Markets Debt Fund	$834,864	Unlimited (Short-Term)
Emerging Markets Debt Fund	3,570,700	Unlimited (Long-Term)
Global Absolute Return Strategies Fund	153,762	Unlimited (Short-Term)
Global Absolute Return Strategies Fund	474,899	Unlimited (Long-Term)
Short Duration High Yield Municipal Fund	2,976,392	Unlimited (Short-Term)
Short Duration High Yield Municipal Fund	2,527,465	Unlimited (Long-Term)
Ultra Short Municipal Income Fund	347,134	Unlimited (Short-Term)

8. Significant Shareholders

As of April 30, 2020, the Funds had shareholders with the percentage ownership indicated, which are considered significant shareholders (holdings greater than 5.0%) for financial reporting purposes:

	Record	Number of
Fund	Ownership %	Account Owners
Emerging Markets Debt Fund	86.4%	5
Global Absolute Return Strategies Fund	69.9	3
Intermediate Municipal Income Fund	–	–
Short Duration High Yield Municipal Fund	66.3	5
Ultra Short Municipal Income Fund	76.3	5

Amounts listed as “–“ are $0 or round to $0.

9. Line of Credit

The Trust, on behalf of each of the funds of the Trust ( including the Funds) (the “Borrowers”), has entered into an agreement (the “Agreement”) with State Street Bank and Trust Company (the “Bank”), subject to annual renewal. The Agreement provides for a revolving credit facility (the “Credit Facility”) in the amount of $150,000,000 to be utilized for temporary or emergency purposes to fund shareholder redemptions or other short-term liquidity purposes.

Principal on each outstanding loan made under the Agreement bears interest at a variable rate per annum equal to the higher of (a) the Federal Funds Rate as in effect on that day (not less than zero) plus 1.25% or (b) the One-Month London Interbank Offered Rate (“LIBOR”) as in effect on that day (not less than zero) plus 1.25%. In addition, the Borrowers shall pay to the Bank a commitment fee at the rate of 0.25% per annum on the daily unused portion of the Credit Facility, as applicable, which is allocated among the Borrowers in such manner as is determined by the Board to be reasonable. In 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement reference rate. As such, the potential effect of a transition away from LIBOR on the Fund’s payment obligations under the revolving credit facility cannot yet be determined. For each Fund that borrowed under the Credit Facility during the six-month period ended April 30, 2020, the following table shows the average outstanding daily balance of the days the Fund utilized the Credit Facility and the average weighted interest rate paid by the Fund during the six-month period ended April 30, 2020.

	Average Outstanding Daily Balance	Average Weighted Interest Rate	Days Utilized
Global Absolute Return Strategies Fund	1,156,599	2.25%	7
Ultra Short Municipal Income Fund	100,000	2.94%	1

10. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of April 30, 2020.

2020 Semi-Annual Report	93

Shareholder Expense Examples (Unaudited)

As a shareholder of the Aberdeen Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, transfer agent out-of-pocket expenses, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Aberdeen Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2019 and continued to hold your shares at the end of the reporting period, April 30, 2020.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Actual Expenses Paid During Period” for the class of a Fund that you own to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of a Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the information for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

		Beginning Account Value, November 1, 2019	Actual Ending Account Value, April 30, 2020	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*[1]	Annualized Expense Ratio**
Emerging Markets Debt Fund	Class A	$1,000.00	$873.00	$1,019.64	$4.89	$5.27	1.05%
	Class C	$1,000.00	$869.50	$1,016.66	$7.67	$8.27	1.65%
	Class R	$1,000.00	$871.30	$1,018.40	$6.05	$6.52	1.30%
	Institutional Service Class	$1,000.00	$874.10	$1,021.63	$3.03	$3.27	0.65%
	Institutional Class	$1,000.00	$874.00	$1,021.63	$3.03	$3.27	0.65%
Global Absolute Return Strategies Fund	Class A	$1,000.00	$988.40	$1,019.99	$4.85	$4.92	0.98%
	Class C	$1,000.00	$984.80	$1,016.56	$8.24	$8.37	1.67%
	Institutional Service Class	$1,000.00	$989.50	$1,020.89	$3.96	$4.02	0.80%
	Institutional Class	$1,000.00	$989.70	$1,021.58	$3.27	$3.32	0.66%
Intermediate Municipal Income Fund	Class A	$1,000.00	$962.60	$1,021.08	$3.71	$3.82	0.76%
	Class C	$1,000.00	$958.00	$1,017.40	$7.30	$7.52	1.50%
	Institutional Service Class	$1,000.00	$963.90	$1,022.38	$2.44	$2.51	0.50%
	Institutional Class	$1,000.00	$963.90	$1,022.38	$2.44	$2.51	0.50%
Short Duration High Yield Municipal Fund	Class A	$1,000.00	$968.20	$1,020.39	$4.40	$4.52	0.90%
	Institutional Class	$1,000.00	$969.40	$1,021.63	$3.18	$3.27	0.65%
Ultra Short Municipal Income Fund	Class A	$1,000.00	$1,003.80	$1,021.38	$3.49	$3.52	0.70%
	Class A1	$1,000.00	$1,004.80	$1,021.38	$3.49	$3.52	0.70%
	Institutional Class	$1,000.00	$1,006.00	$1,022.63	$2.24	$2.26	0.45%

*               Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 182/366 (to reflect the one-half year period).

**           The expense ratio presented represents a six-month, annualized ratio.

1              Represents the hypothetical 5% return before expenses.

94	2020 Semi-Annual Report

Liquidity Risk Management Program (Unaudited)

The Funds have adopted and implemented a liquidity risk management program (the “Liquidity Program”) consistent with the requirements of Rule 22e-4 under the 1940 Act (the “Liquidity Rule”). “Liquidity Risk” is defined as the risk that a fund could not meet redemption requests “without significant dilution of remaining investors’ interests in the fund.” Aberdeen Standard Investments Inc., the investment adviser and administrator to the Funds, has been approved and designated by the Board of Trustees (the “Board”) as the administrator of the Liquidity Program (the “Administrator”) and has retained a third party to perform certain functions, including liquidity analytics and providing market data. The Administrator has formed a Liquidity Risk Management Committee (the “Committee”) to help implement and carry out the day-to-day operations of the Liquidity Program.

As required by the Liquidity Rule, at a meeting on March 18, 2020, the Board received a written annual report on the operation and effectiveness of the Liquidity Program for the period from February 1, 2019 to January 31, 2020 (the “Reporting Period”). The annual report provided, among other items, an overview of the Liquidity Program including:

•             information regarding the Committee and the monthly discussions by the Committee of various items including, but not limited to, the following:

º              Review and analysis of appropriate liquidity categories for portfolio investments

º              Review of highly liquid investment minimum (“HLIM”) and reasonably anticipated trading sizes (“RATS”)

º              Review of current and upcoming market events, such as market closures, that may impact liquidity

º              Review of large shareholder concentrations that may impact liquidity in the event of redemption

•             the monitoring and classification of portfolio holdings in four liquidity categories (including the operation of the HLIM and any breaches); and

•             enhancements to the Liquidity Program during the Reporting Period, which included:

º              monthly liquidity reports being provided to portfolio managers

º              evaluation and change in the RATS of Aberdeen Emerging Markets Fund based on shareholder concentration and the nature of securities held in the fund’s portfolio

º              changes to the Liquidity Program to address regulatory guidance relating to the closure of a foreign securities market for seven or more calendar days due to a foreign holiday.

The annual report concluded that the Liquidity Program was reasonably designed to assess and manage the Funds’ Liquidity Risk pursuant to the Liquidity Rule.

There can be no assurance that the Liquidity Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s Prospectus and Statement of Additional Information for more information regarding the risks of investing in a Fund, including a Fund’s exposure to liquidity risk and other risks to which the Funds may be subject.

2020 Semi-Annual Report	95

Results of Special Meetings of Shareholders

A Special Meeting of Shareholders of Aberdeen Funds was held on Wednesday, February 26, 2020 at 1900 Market Street, Suite 200, Philadelphia, Pennsylvania. The description of the proposal and number of shares of Aberdeen Funds voted at the meeting are as follows:

To elect four nominees (Rahn Porter, Neville Miles, Steve Rappaport and Radhika Ajmera) to the Trust’s Board of Trustees, each such Trustee to hold office until a successor is duly elected and qualifies.

Nominee	Votes For	Votes Withheld
Rahn Porter	385,249,268	11,314,951
Neville Miles	384,708,893	11,855,335
Steve Rappaport	384,398,163	12,166,059
Radhika Ajmera	392,090,644	4,473,564

All nominees were approved by shareholders. Trustees that were previously shareholder elected and continue to serve as Trustees are as follows: P. Gerald Malone, Peter D. Sacks, Warren C. Smith and Martin Gilbert.

A Special Meeting of Shareholders of each of the series of Aberdeen Funds listed below was held on Wednesday, February 26, 2020 at 1900 Market Street, Suite 200, Philadelphia, Pennsylvania. The description of the proposal and number of shares for each fund voted at the meeting are as follows:

To amend the Fund’s fundamental investment restriction regarding industry concentration.

Fund	Votes For	Votes Against	Abstain
Aberdeen Asia-Pacific (ex-Japan) Equity Fund	56,551	2,315	298
Aberdeen China A Share Equity Fund	15,064	634	8,590
Aberdeen Diversified Alternatives Fund	125,559	10,128	5,529
Aberdeen Diversified Income Fund	58,793	3,075	2,856
Aberdeen Dynamic Allocation Fund	29,958	666	0
Aberdeen Emerging Markets Debt Fund	58,655	1,097	10,856
Aberdeen Emerging Markets Fund*	181,933,322	113,189	615,712
Aberdeen Focused U.S. Equity Fund	107,980	2,426	3,085
Aberdeen Global Equity Fund	131,586	5,164	14,057
Aberdeen Global Absolute Return Strategies Fund*	823,661	32,566	328,052
Aberdeen Intermediate Municipal Income Fund	96,945	5,097	65,550
Aberdeen International Equity Fund	4,156,225	83,123	226,257
Aberdeen International Small Cap Fund	592,859	9,922	19,876
Aberdeen U.S. Mid Cap Equity Fund*	124,296	0	0
Aberdeen U.S. Small Cap Equity Fund	8,118,616	65,958	122,726

* Proposal passed for these funds only. All other funds did not pass the proposal.

96	2020 Semi-Annual Report

Rev. 05/2019

FACTS	WHAT DO ABERDEEN FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. The information can include:

•   Social Security/ Social Insurance number and account balance

•   Transaction history

•   Assets and Income

•   Investment experience

•   Checking account information and wire transfer instructions

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Aberdeen Standard Investments (“ASI”) choose to share; and whether you can limit this sharing. We do not disclose nonpublic personal information about our clients or former clients to third parties other than as described below. Where Aberdeen Funds does share personal information with a trusted third party, it does so under strict terms that require the information to be used only for the purpose for which it was disclosed, kept confidential and protected by appropriate security safeguards.

Reasons we can share your personal information	Do Aberdeen Funds share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – To offer our products and services to you	Yes	Yes
For joint marketing with our financial companies	No	We don’t share
For our affiliate’s everyday business purposes – Information about your transactions and experiences	Yes	No
For our affiliate’s everyday business purposes – Information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For our nonaffiliates to market to you	No	We don’t share
To limit our sharing	• For queries related to Closed End Funds, please call 1-800-522-5465. For queries related to Aberdeen Funds and Aberdeen Investment Funds, please call 877-332-7806.
Questions?	www.aberdeenstandard.com

Who we are
Who is providing this notice?	ASI’s North American Funds(collectively referred to as “Aberdeen Funds”)
What we do
How does ASI protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does ASI collect my personal information?	We collect your personal information through various means for example, when you: • Open an account or give us your contact information
• Seek advice about your investments or make deposits or withdrawals from your account
• Enter into an investment advisory contract
• Buy securities or interests in a fund from us
• Tell us where to send money

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	US Federal Law gives you the right to limit only:
• Sharing for ASI and affiliates’ everyday business purposes – information about your creditworthiness
• Affiliates from using your information to market to you
• Sharing for nonaffiliates to market to you

State or Provincial laws and individual companies may give you additional rights to limit sharing. In order to provide you with the services for which you have engaged ASI, the company relies on a number of third parties to provide support services, including profession, legal, accounting and technical support.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include subsidiaries of Standard Life Aberdeen plc, a global financial services company.
Nonaffiliates	Companies not related by common ownership and control. They can be financial and nonfinancial companies.
• Aberdeen Funds does not share personal information with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• Aberdeen Funds don’t jointly market.
Other important information

This Privacy Notice is being provided by Aberdeen Funds and Aberdeen Investment Funds, each a U.S.-registered open-end investment company, and North-American-registered closed-end investment companies managed by Aberdeen Standard Investments Inc. or its affiliates (collectively, North American Funds).

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Management Information

Trustees

P. Gerald Malone, Chairman

Radhika Ajmera

Martin J. Gilbert

Neville J. Miles

Rahn K. Porter

Steven N. Rappaport

Peter D. Sacks

Warren C. Smith

Investment Adviser

Aberdeen Standard Investments Inc.

1900 Market Street, Suite 200

Philadelphia, PA 19103

Fund Administrator

Aberdeen Standard Investments Inc.

1900 Market Street, Suite 200

Philadelphia, PA 19103

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W. 7th Street, Ste. 219534

Kansas City, MO 64105-1407

Distributor

Aberdeen Fund Distributors LLC

1900 Market Street, Suite 200

Philadelphia, PA 19103

Sub-Administrator, Custodian & Fund Accountant

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Fund Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

Aberdeen Standard Investments Inc.

1900 Market Street, Suite 200

Philadelphia, PA 19103

aberdeenstandard.com/us

AOE-0143-SAR

Aberdeen Funds
Real Estate Funds Series

Semi-Annual Report

April 30, 2020

Aberdeen International Real Estate Equity Fund

Class A – EGALX ■ Institutional Class – EGLRX

Aberdeen Realty Income & Growth Fund

Class A – AIAGX ■ Institutional Class – AIGYX

Beginning with reports for the period ending April 30, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from Aberdeen Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds or your financial intermediary electronically following the instructions included with this disclosure or by contacting your financial intermediary or the Funds.

You may elect to receive all future reports in paper free of charge. You can inform the Funds or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions included with this disclosure or by contacting the Funds at (866) 667-9231 or your financial intermediary. Your election to receive reports in paper will apply to all funds held with your financial intermediary or with Aberdeen Funds.

Market Review	Page 1

Aberdeen International Real Estate Equity Fund	Page 3

Aberdeen Realty Income & Growth Fund	Page 9

Financial Statements	Page 14

Notes to Financial Statements	Page 24

Shareholder Expense Examples	Page 36

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at www.aberdeen-asset.us. Please read it carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

Aberdeen Funds is distributed by Aberdeen Fund Distributors LLC, Member FINRA, 1900 Market Street, Suite 200, Philadelphia, PA 19103.

Aberdeen Standard Investments Inc. (ASII) has been registered as an investment adviser under the Investment Advisers Act of 1940 since August 23, 1995.

Statement Regarding Availability of Quarterly Portfolio Schedule.
The complete schedule of portfolio holdings for each fund of Aberdeen Funds (each, a “Fund” and collectively, the “Funds”) is included in the Funds’ semi-annual and annual reports to shareholders. Aberdeen Funds also files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT filings are available on the Commission’s website at www.sec.gov and the Funds make the information on Form N-PORT available to shareholders upon request without charge by calling 1-866-667-9231.

Statement Regarding Availability of Proxy Voting Record.
Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.aberdeen-asset.us and on the Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling 1-866-667-9231; and (ii) on the Commission’s website at www.sec.gov.

Market Review

The six-month period ended April 30, 2020, was extremely challenging for global financial markets, as the onset of coronavirus (COVID-19) disrupted economic activities. Investors feared that the subsequent economic impact would result in a recession deeper than the global financial crisis (GFC) of 2008-2009. Global equity and fixed-income markets performed well in the first half of the reporting period as trade tensions between the U.S. and China eased and prospects of a partial deal between the world’s two largest economies improved. This changed in late February 2020, however, as the spread of the COVID-19 pandemic from China to other parts of the world rattled global markets. This was further compounded by a plunge in oil prices after Saudi Arabia and Russia failed to reach an agreement on production cuts amid a drop in demand. The monetary policy tightening by many central banks globally in the fourth quarter of 2019, gave way to policy easing as governments worldwide rolled out emergency fiscal stimulus, and central banks lowered interest rates.

By the end of the reporting period, some positive signs emerged as COVID-19 infection rates tapered globally. The phased-in reopening of the Chinese economy, along with the easing of social-distancing measures in some U.S. states and European countries, lifted investors’ risk appetite. Global equity prices moved higher in April 2020, while bond yields and currencies stabilized as liquidity issues abated. However, oil prices continued to decline. The drop in demand negated the largest coordinated output cut in history by the Organization of Petroleum Exporting Countries (OPEC) and its key partners. The price of West Texas Intermediate (WTI) Crude oil futures briefly turned negative on April 20, 2020, due to the lack of storage capacity.

Global equity prices finished the six-month reporting period in negative territory, with the Morgan Stanley Capital International (MSCI) World Index,1 a global equity market benchmark, returning –7.68%. U.S. large-cap company shares, as represented by the broader-market S&P 500 Index,2 were the strongest performers among developed markets for the period, returning –3.2%, while the Asia-Pacific region, as measured by the MSCI AC Asia-Pacific ex- Japan Index,3 returned –7.5% for the period. Japanese and European equities underperformed the overall global stock market, with the Tokyo Stock Price Index (TOPIX)4 and the MSCI Europe Index5 posting returns of –10.2% and –15.5%, respectively, for the reporting period.

In the U.S., the Federal Reserve (Fed) responded to the market carnage by implementing two separate emergency rate cuts totaling 50 and 100 basis points (bps), respectively, in March 2020, lowering the federal funds target rate to a range of 0% to 0.25%. In a statement issued following its monetary policy meeting on April 28-29, the Fed noted that it is “committed to using its full range of tools to support the U.S. economy in this challenging time, thereby promoting its maximum employment and price stability goals.” The pandemic significantly hampered the U.S. economy in the first quarter of 2020. U.S. gross domestic product (GDP) decreased at an annualized rate of 5.0% in the first three months of the year, down sharply from the 2.1% increase in the fourth quarter of 2019.6

The Asia-Pacific region held up relatively well amid the pandemic in the first four months of 2020. Investors’ fears of a global recession grew as widespread lockdowns to curb the spread of the virus crippled economic activity worldwide. Volatile oil prices attributable to the pandemic-induced drop in demand and worries about excess output further dampened investor sentiment. Central banks and governments in the Asia-Pacific region cut their respective benchmark interest rates, and implemented fiscal stimulus. These actions, along with slowing infection rates and easing lockdown restrictions near the end of the reporting period, enabled the Asia Pacific market to recoup some losses in April.

Emerging-market equities, as represented by the MSCI Emerging Markets Index,7 underperformed their developed-market counterparts, returning –10.5% for the reporting period. The asset class was affected disproportionately by the slump in the oil price globally. In the first half of the reporting period, geopolitical tensions in the Middle East caused the Brent Crude oil price to rise. However, with energy demand already weakening amid the COVID-19 pandemic fallout, a pact between oil-producing nations to limit supply collapsed. This subsequent plunge in crude prices further battered investor sentiment for emerging-market stocks.

International real estate stocks, as measured by the Financial Times Stock Exchange European Public Real Estate Association/National Association of Real Estate Investment Trusts (FTSE EPRA/NAREIT) Global ex U.S. Index,8 returned –20.8% for the reporting period, significantly underperforming the –13.2% return of the broader international equity market, as represented by the MSCI AC World ex-USA Index.9 Emerging markets were the weakest performers amid currency pressures and concern about the willingness of populist governments in countries such as Mexico and Brazil to respond decisively to the pandemic. Relative ‘safe-haven’ countries, including Switzerland, Germany and Belgium, were the strongest performers for the reporting period. Those sectors that were disproportionately hampered by the COVID-19-induced lockdowns, such as retail and hospitality, notably lagged the overall international real estate equity market for the period, while shares of logistics, residential and communications infrastructure companies performed relatively well.

Fixed-income securities were not immune to the volatility in the global financial markets during the reporting period, and there was divergent performance across geographical regions. The U.S. market was the strongest performer globally, with the Bloomberg Barclays U.S. Aggregate Index10 returning 4.9% over the period. The U.S. market benefited from the “risk-off” environment in the second half of the reporting period, as investors sought what they perceived to be ‘safe-haven’ assets. This factor, combined with the Fed’s aggressive monetary policy easing, led to a steep decline in yields across the U.S. Treasury curve. Yields on two- three-, five- and ten-year Treasury notes fell 132, 128, 115 and 105 bps to 0.20%, 0.24%, 0.36% and 0.64%, respectively, over the six-month reporting period, with the ten- to two-year spread widening by 27 bps to +44 bps. Conversely, emerging-market debt, as measured by the J.P. Morgan EMBI Global Diversified Index,11 returned –10.1% over the reporting period, and was the primary market laggard. As market volatility increased and oil prices plummeted, investors’ fears rose regarding the ability of certain economies within the emerging-market asset class to service debt obligations, most notably Argentina and Lebanon.

2020 Semi-Annual Report     1

Market Review (concluded)

Outlook

The downturn in the global financial markets in the first quarter of 2020 was historic. Within the span of a few weeks, the dramatic spread of the COVID-19 pandemic across developed markets resulted in increasing containment measures, leading to a significant repricing of all asset classes. Certain macroeconomic indicators recently have implied that economic activity has returned, especially in China and parts of Asia that were the first to be hit by the virus. However, we refrain from concluding that things are “back to normal.”

In our view, the pandemic and associated shutdowns of economic activity have created an enormous negative growth shock that may cause deep recessions worldwide. However, with new infections declining in many regions, the attention of governments globally is turning to exit strategies and the nature of the economic recovery. We believe that the exits from lockdowns will be gradual, but even a tentative reopening of some economies should spur a strong rebound in growth.

COVID-19

The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, including the Fund, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time.

Aberdeen Standard Investments

___________________________________

1	The MSCI World Index tracks the performance of large- and mid-cap stocks across 23 developed-market countries.
2	The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market.
3	The MSCI AC Asia Pacific ex Japan Index tracks the performance of large and mid-cap stocks across two of three developed-market countries (excluding Japan) and nine emerging markets countries in Asia.
4	The Tokyo Stock Price Index (TOPIX) is a market capitalization-weighted index of large- and mid-sized companies listed on the Tokyo Stock Exchange.
5	The MSCI Europe Index tracks the performance of large- and mid-cap stocks across 15 developed-market countries in Europe.
6	Source: U.S. Department of Commerce, May 2020
7	The MSCI Emerging Markets Index tracks the performance of large and mid-cap stocks across 24 emerging-market countries.
8	The FTSE EPRA/NAREIT Global ex U.S. Index is an unmanaged index considered representative of real estate companies and real estate investment trusts (REITs) outside the U.S.
9	The MSCI AC World ex-USA Index tracks the performance of large- and mid-cap stocks across 22 developed-market countries outside of the U.S., as well as 26 emerging-market countries.
10	The Bloomberg Barclays U.S. Aggregate Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market.
11	The J .P. Morgan EMBI Global Diversified Index is a comprehensive global local emerging markets index comprising liquid, fixed-rate, domestic currency government bonds.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

2     2020 Semi-Annual Report

Aberdeen International Real Estate Equity Fund (Unaudited)

Aberdeen International Real Estate Equity Fund returned –16.97% for the six-month period ended April 30, 2020, versus the –20.80% return of its benchmark, the Financial Times Stock Exchange European Public Real Estate Association/National Association of Real Estate Investment Trusts (FTSE EPRA/NAREIT) Global ex US Index (Net Dividends), and the –14.21% return of the Morgan Stanley Capital International (MSCI) EAFE Index during the same period.

The performance of equity markets over the reporting period was clearly marked by the emergence and spread of the COVID-19 pandemic. International real estate equities saw modestly positive performance from the beginning of the reporting period to late February 2020, when a sharp decline in share prices was prompted by the emergence and spread of the coronavirus in Europe and the Americas. The listed property market underperformed the broader equity universe over this period. This was driven by the inescapable fact that much of the sector includes venues where people congregate, such as malls or hotels, which faced direct, negative impacts from lockdowns and restrictions on movement. However, listed real estate markets bottomed in March 2020, along with the broader equity market. This partial recovery was supported by optimism around lockdowns being eased and unprecedented monetary and fiscal policy support, which should mitigate at least part of the economic impact of the pandemic.

Within the listed real estate market, relative safe-haven countries, including Switzerland, Germany and Belgium, were the strongest performers for the reporting period. China and Hong Kong also showed relative resilience, reflecting valuations that were already depressed by ongoing trade disputes and the impact of continuing political protests in Hong Kong. Emerging markets were some of the weakest performers amid currency pressures and concern about the willingness of populist governments in countries such as Mexico and Brazil to respond decisively to the pandemic. On a sector basis, those most exposed to the impact of lockdowns, such as retail and hospitality, saw meaningful underperformance. By contrast, logistics, residential and communications infrastructure specialists were more resilient, reflecting lower cyclicality and structural growth drivers that were reinforced by the impact of government interventions undertaken to control the spread of the virus.

The Fund outperformed its benchmark, the FTSE EPRA/NAREIT Global ex US Index (Net Dividends), over the reporting period. The largest contributors to relative performance were the Fund’s holdings in the U.S., China and Japan. In the U.S., the Fund’s positions in data center real estate investment trust (REIT) specialists Equinix Inc. and Digital Realty Trust Inc., neither of which is a constituent of the benchmark index, bolstered performance. Data center REITs were among the few listed real estate companies globally to record positive stock price performance over the reporting period. This reflected their focus on the digital, rather than physical economy, which has been far less disrupted by restrictions to personal movement. The positive contribution to performance from the Fund’s holdings in China was driven by stock selection, primarily the Fund’s position in Hong King exchange-listed Longfor Properties Co. Ltd. Shares of the property developer performed well during the reporting period after the company delivered strong financial results for its 2019 fiscal year that met contracted sales guidance at a time when several major peers missed their targets. Finally, the outperformance in Japan was driven by the Fund’s bias to REITs instead of property developers, which are more exposed to an economic recession. The Fund’s overweight allocations versus its benchmark to relatively defensive subsectors of the Japanese REIT (J-REIT) market, such as logistics and residential, also contributed to performance.

On the downside, the principal detractors from Fund performance during the reporting period were positions in Germany, Switzerland and Singapore. In Germany, stock selection had an adverse impact on Fund performance given the underweight allocation to German residential property companies. These companies outperformed relative to the broader global real estate market given their relative defensiveness and extensive government support for tenants to pay rents. Similarly, Switzerland is a relatively defensive but a low-growth market to which the Fund has no exposure, and held up comparatively well in the market sell-off. Finally, stock selection in Singapore created a drag on Fund performance, as an overweight position in CapitaLand Mall Trust lagged the benchmark FTSE EPRA/NAREIT Global ex US Index giving investors’ concerns about potential for rent concessions. Elsewhere, an underweight position in Singapore-based data center REIT Keppel DC REIT weighed on Fund performance for the reporting period given its relative defensiveness, though this was offset by the positive contribution of the Fund’s holdings in U.S.-based data center REITs.

In our view, the future trajectory of the economic foundation that supports direct real estate remains uncertain at the current time, with a range of potential outcomes. Although investor confidence appears to be below historically normal levels, our economic team’s base case is for a gradual recovery as the year progresses. Consumer-facing direct real estate business has been in the eye of the current storm. Our pessimistic stance toward this part of the market has been cemented further, as we believe that the current lockdowns are likely to accelerate the long-term trends that were already playing out in terms of the manner in which we consume goods and services. The segments of the real estate market that we favor – the industrials, residential and technology infrastructure sectors – have been resilient on a relative basis and we anticipate that this will continue. In the current and forecasted low-yielding environment, despite the COVID-19 disruption, we believe that real estate should continue to be in demand as a result of the higher relative yields offered by the asset class. With the market cycle being elongated and in the context of the heightened geopolitical and economic uncertainty exacerbated by the impact of COVID-19, we remain risk-averse and continue to pursue what we believe is “sustainable” income in our target markets. We also maintain a forensic approach to seeking value in our favored markets. To this extent, we maintain the Fund’s focus on companies that in our view benefit from strong real estate fundamentals and long-term trends that appear likely to be reinforced in the current environment. In our opinion, rental resilience and balance-sheet strength are likely to remain important drivers of performance, positioning companies to preserve shareholder value, but also giving them the capacity to take advantage of opportunities that emerge.

2020 Semi-Annual Report     3

Aberdeen International Real Estate Equity Fund (Unaudited) (concluded)

However, we also anticipate that the economic down-cycle should create opportunities to invest in fundamentally sound, high quality businesses in more cyclical subsectors, and we will look to take advantage of these opportunities to benefit from the economic recovery.

The Fund’s country positioning remains overweight to the Americas versus the benchmark index, largely driven by the U.S., where we remain optimistic on the data center and logistics REITs. The Fund continues to run a broadly neutral position in Continental Europe, where we believe that equity markets have not yet fully reflected the scale of correction that we expect in the more cyclical parts of the property market. Therefore, we have correspondingly reduced the Fund’s exposure to the more cyclical office landlords, while adding to German residential exposure, which we believe offers an attractive balance of income resilience and value. The Fund remains underweight to the UK, where we believe that valuations for many companies now look stretched. In the Asia-Pacific region, we have moved the Fund to a slightly underweight position in Australia, attributable largely to a lack of exposure to structurally challenged mall REITs. The Fund remains modestly overweight to Japan, while we retain a preference for the J-REITs over the developers, the latter of which most likely will face cyclical challenges. Elsewhere, Singapore remains a modest underweight in the Fund, reflecting our view that valuations generally continue to look stretched in a global context.

Within emerging markets, the Fund’s exposure remains focused on China and Latin America. In China, the Fund has a slight overweight position relative to the benchmark, reflecting the balance of cyclical risk with improving valuations, in our judgment. However, we expect the Fund’s positioning in China to remain dynamic to take advantage of volatility driven by changes in macroeconomic and political sentiment toward the country. Elsewhere, the Fund’s Latin American exposure remains focused on Mexico, where we believe that high dividend yields are attractive in an environment of continued monetary policy easing. Additionally, over the long term, we believe that Mexico could benefit from nearshoring* of supply chains as companies adapt to build greater resilience into their business models.

Portfolio Management:

Global Real Estate team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.aberdeenstandard.com/en-us/us/investor/fund-centre.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

The Fund’s strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag behind the performance of other industries or the broader market as a whole.

Investment in REITs and real estate involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates; and changes in general economic and market conditions.

Foreign securities in which the Fund may invest may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, currency exchange rates, political and economic risks. Fluctuation in currency exchange rates may impact the Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques used are unsuccessful. The foregoing risks are enhanced in emerging market countries.

To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

Equity securities of small- and mid-cap companies carry greater risk, and more volatility than equity securities of larger, more established companies.

Please read the prospectus for more detailed information regarding these and other risks.

*  Nearshoring is the practice of transferring a business operation to a nearby country, especially in preference to a more distant one.

4     2020 Semi-Annual Report

Aberdeen International Real Estate Equity Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2020)		Six Month†	1 Yr.	5Yr.	10Yr.	Inception[4]
Class A	w/o SC	(17.04%)	(10.47%)	(1.02%)	N.A.	2.62%
	w/ SC2	(21.83%)	(15.62%)	(2.18%)	N.A.	1.90%
Institutional Class[3]	w/o SC	(16.97%)	(10.24%)	(0.77%)	0.73%	4.16%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

†  Not annualized

1  Returns prior to May 7, 2018 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.

2  A 5.75% front-end sales charge was deducted.

3  Not subject to any sales charges.

4  The inception date for the Institutional Class of the Predecessor Fund was February 1, 1989 and Class A was December 30, 2011.

Performance of a $1,000,000 Investment* (as of April 30, 2020)

*  Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen International Real Estate Equity Fund, the Morgan Stanley Capital International (MSCI) EAFE Index (Net

Dividends), MSCI EAFE Index (Gross Dividends), FTSE EPRA/NAREIT Global ex US Index (Net Dividends) and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2020. Effective February 28, 2020, the MSCI EAFE Index (Net Dividends) replaced the MSCI EAFE Index (Gross Dividends) as the Fund’s primary benchmark. The change from a gross to a net dividend benchmark is in line with industry practice and is more appropriate for the Fund as it is calculated net of withholding taxes, to which the Fund is generally subject. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors cannot invest directly in market indexes.

MSCI EAFE Index is a total return, free-float adjusted market capitalization weighted index that measures the performance of stocks from Europe, Asia, and the Far East. This is one of the most widely used measures of international stock performance.

FTSE EPRA/NAREIT Global ex-U.S. Index is a total return index that is designed to represent general trends in eligible real estate equities outside the United States.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

2020 Semi-Annual Report	5

Aberdeen International Real Estate Equity Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

April 30, 2020 (Unaudited)

Asset Allocation
Common Stocks	98.8%
Short-Term Investment	1.3%
Liabilities in Excess of Other Assets	(0.1%)
100.0%

The following table summarizes the sub-industries composition of the Fund’s portfolio, in S&P Global Inc.’s Global Industry Classification Standard (“GICS”), expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 sub-industries. The Fund concentrates its assets in the equity securities of issuers engaged in the real estate industry, including real estate investment trusts (REITS).

Sub-Industries	As a Percentage of Net Assets
Real Estate Development	20.5%
Real Estate Operating Companies	15.8%
Industrial REITs	14.8%
Office REITs	13.4%
Diversified Real Estate Activities	12.1%
Diversified REITs	6.7%
Residential REITs	5.3%
Specialized REITs	5.2%
Retail REITs	4.4%
Homebuilding	0.6%
Other Assets in Excess of Liabilities	1.2%
100%

Top Holdings*
Vonovia SE	5.5%
CK Asset Holdings Ltd.	4.1%
Mitsui Fudosan Co. Ltd., REIT	3.9%
Segro PLC, REIT	3.2%
China Resources Land Ltd.	3.0%
China Overseas Land & Investment Ltd.	2.9%
Longfor Group Holdings Ltd.	2.8%
Land Securities Group PLC	2.6%
GLP J-REIT	2.5%
Sun Hung Kai Properties Ltd.	2.4%
Other	67.1%
100.0%

*  For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
Japan	20.2%
Hong Kong	13.2%
China	12.7%
Germany	10.4%
United States	9.0%
United Kingdom	6.0%
Singapore	5.0%
Australia	5.0%
Sweden	3.2%
Canada	2.9%
Other	12.4%
100.0%

6	2020 Semi-Annual Report

Statement of Investments

April 30, 2020 (Unaudited)

Aberdeen International Real Estate Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (98.8%)
AUSTRALIA (5.0%)
Real Estate (5.0%)
Dexus, REIT	121,906	$723,674
GDI Property Group, REIT	472,956	319,722
Lendlease Group (a)	28,309	228,012
Mirvac Group, REIT	457,864	665,319
		1,936,727
AUSTRIA (1.8%)
Real Estate (1.8%)
CA Immobilien Anlagen AG	22,086	701,171
BRAZIL (0.6%)
Consumer Discretionary (0.6%)
Cyrela Brazil Realty SA Empreendimentos e Participacoes	76,404	223,540
CANADA (2.9%)
Real Estate (2.9%)
Allied Properties Real Estate Investment Trust, REIT	18,295	585,671
Canadian Apartment Properties REIT	15,385	529,431
		1,115,102
CHINA (12.7%)
Real Estate (12.7%)
China Overseas Land & Investment Ltd.	307,158	1,134,625
China Resources Land Ltd.	279,810	1,156,232
CIFI Holdings Group Co. Ltd.	494,879	378,056
Logan Property Holdings Co. Ltd.	182,822	288,198
Longfor Group Holdings Ltd. (b)	216,373	1,100,047
Sunac China Holdings Ltd.	123,573	552,773
Times China Holdings Ltd.	172,150	288,786
		4,898,717
FRANCE (2.4%)
Real Estate (2.4%)
Gecina SA, REIT	4,511	591,892
Klepierre SA, REIT	16,972	344,547
		936,439
GERMANY (10.4%)
Real Estate (10.4%)
alstria office REIT-AG	36,318	544,395
Corestate Capital Holding SA	7,377	151,895
Deutsche Wohnen SE	15,782	639,615
Instone Real Estate Group AG (a)(b)	27,405	555,008
Vonovia SE	43,141	2,133,272
		4,024,185

	Shares or Principal Amount	Value
HONG KONG (13.2%)
Real Estate (13.2%)
CK Asset Holdings Ltd.	253,360	$1,600,916
ESR Cayman Ltd. (a)(b)(c)	167,824	367,392
Link REIT	79,200	706,008
New World Development Co. Ltd.	538,741	636,492
Shimao Property Holdings Ltd.	143,188	582,041
Sun Hung Kai Properties Ltd.	67,505	923,051
Swire Properties Ltd.	105,881	296,972
		5,112,872
INDIA (0.0%)
Real Estate (0.0%)
Hirco PLC (a)(c)(d)	2,290,373	-
JAPAN (20.2%)
Real Estate (20.2%)
Comforia Residential REIT Inc.	254	754,173
Daiwa Office Investment Corp., REIT	93	514,496
GLP J-REIT	748	964,354
Invesco Office J-Reit, Inc., REIT	2,791	370,088
Japan Excellent, Inc., REIT	504	540,579
Japan Real Estate Investment Corp.	78	421,298
Japan Rental Housing Investments, Inc., REIT	917	766,309
LaSalle Logiport REIT	438	613,163
Mitsubishi Estate Co., Ltd.	56,600	915,682
Mitsui Fudosan Co. Ltd., REIT	81,400	1,496,697
Mitsui Fudosan Logistics Park, Inc., REIT	116	456,244
		7,813,083
MEXICO (2.1%)
Real Estate (2.1%)
Corp Inmobiliaria Vesta SAB de CV, REIT	296,955	406,849
Macquarie Mexico Real Estate Management SA de CV, REIT (b)	518,205	420,567
		827,416
NETHERLANDS (0.6%)
Real Estate (0.6%)
Unibail-Rodamco-Westfield	3,955	234,181
NORWAY (1.4%)
Real Estate (1.4%)
Entra ASA (b)	42,669	537,238
PHILIPPINES (1.0%)
Real Estate (1.0%)
Ayala Land, Inc.	499,192	311,657
Megaworld Corp.	1,823,705	92,029
		403,686

See accompanying Notes to Financial Statements.

2020 Semi-Annual Report	7

Statement of Investments (concluded)

April 30, 2020 (Unaudited)

Aberdeen International Real Estate Equity Fund

	Shares or Principal Amount	Value
SINGAPORE (5.0%)
Real Estate (5.0%)
AIMS APAC REIT, REIT	517,320	$419,744
Ascendas Real Estate Investment Trust	370,700	775,238
Keppel DC REIT	237,500	393,835
Lendlease Global Commercial REIT	892,600	360,370
		1,949,187
SPAIN (2.6%)
Real Estate (2.6%)
Inmobiliaria Colonial Socimi SA, REIT	69,178	668,186
Merlin Properties Socimi SA	36,146	335,439
		1,003,625
SWEDEN (3.2%)
Real Estate (3.2%)
Catena AB	11,951	380,277
Fabege AB	33,797	400,357
Kungsleden AB	58,314	444,087
		1,224,721
UNITED KINGDOM (6.0%)
Real Estate (6.0%)
Hammerson PLC, REIT	102,215	90,568
Land Securities Group PLC	118,389	987,253
Segro PLC, REIT	118,679	1,243,939
South Asian Real Estate Pvt. Ltd. (a)(b)(c)(e)	2,000,000	—
		2,321,760
UNITED STATES (7.7%)
Real Estate (7.7%)
Alexandria Real Estate Equities, Inc.	3,391	532,692
Digital Realty Trust, Inc.	5,198	777,049
Equinix, Inc., REIT	1,246	841,299
Prologis, Inc., REIT	9,231	823,682
		2,974,722
Total Common Stocks		38,238,372

	Shares or Principal Amount	Value
SHORT-TERM INVESTMENT (1.3%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.22% (f)	479,552	$479,552
Total Short-Term Investment		479,552
Total Investments (Cost $53,928,434) (g)—100.1%		38,717,924
Liabilities in Excess of Other Assets—(0.1)%		(21,854)
Net Assets—100.0%		$38,696,070

(a)          Non-income producing security.

(b)          Denotes a security issued under Regulation S or Rule 144A.

(c)          Illiquid security.

(d)         Delisted security. Fair Value is determined pursuant to procedures approved by the Fund’s Board of Trustees. See Note 2(a) of the accompanying Notes to Financial Statements.

(e)          Fair Value is determined pursuant to procedures approved by the Fund’s Board of Trustees. See Note 2(a) of the accompanying Notes to Financial Statements for inputs used.

(f)             Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2020.

(g)         See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

PLC         Public Limited Company

REIT        Real Estate Investment Trust

See accompanying Notes to Financial Statements.

8	2020 Semi-Annual Report

Aberdeen Realty Income & Growth Fund (Unaudited)

Aberdeen Realty Income & Growth Fund (Institutional Share Class net of fees) returned –21.10% for the six-month period ended April 30, 2020 versus the –3.16% return of its primary benchmark, the S&P 500 Index, and the –22.69% return of its secondary benchmark, the Morgan Stanley Capital International (MSCI) US REIT Index.

The U.S. real estate investment trust (REIT) market, as measured by the MSCI US REIT Index, modestly outperformed the international REIT market, as represented by the Financial Times Stock Exchange European Public Real Estate Association/National Association of Real Estate Investment Trusts (FTSE EPRA/NAREIT) Global-ex US Real Estate Index.* but significantly underperformed the S&P 500 Index, a broader U.S. equity market benchmark, over the reporting period. Through the middle of February 2020, the U.S. REIT market posted strong returns on investors’ hopes of continued economic prosperity and accommodative capital markets providing ample liquidity for expansion. However, the unprecedented spread of the coronavirus (COVID-19) pandemic beginning in late February led to a dramatic selloff that erased these gains and resulted in the negative total returns for U.S. REITs for the overall six-month reporting period. Specifically, uncertainty and fear were the main drivers of the market’s performance over the final two and a half months of the reporting period. Investors were forced to consider the humanitarian toll of the spread of the coronavirus globally, and the U.S economy was effectively shuttered as social-distancing practices and shelter-in-place policies weighed on most non-essential businesses. These factors caused significant disruptions in global financial markets, including credit markets appearing to freeze, requiring action from both the U.S. Federal Reserve (in the form of liquidity injections) and fiscal stimulus from the U.S. government. On top of these issues that hampered markets as a whole, the real estate sector struggled with uncertainty surrounding tenant health and tenants’ willingness/ability to make rent payments while their businesses are shuttered (particularly retail tenants who were struggling even before the impact of the virus).

During the reporting period, an overweight position and strong stock selection in the infrastructure sector benefited the Fund’s relative performance, attributable to strong performance by holdings in cell tower REITs, American Tower Corp. and SBA Communications Corp. Fund performance also was boosted by overweight allocations to the data center and industrials sectors, coupled with underweight positions in the retail and hotel and leisure sectors. The Fund had long held these allocations due to our belief that e-commerce, mobile communication and use of cloud-computing would continue to attract greater demand in order to meet the shift in consumer patterns and lifestyle choices. The outbreak of COVID-19 and subsequent social-distancing policies accelerated several of these trends, thereby benefiting Fund performance. The largest individual contributor to Fund performance was an overweight position in American Tower, the world’s largest cell tower owner. The company benefited from the completion of the T-Mobile/Sprint merger, which we believe should spur an increase in capital spending by carriers as they build their 5G LTE networks. In addition, American Tower was supported by the importance of infrastructure as more individuals work from home following the onset of the COVID-19 pandemic. Fund performance also was bolstered by overweight positions in Prologis Inc., a large industrial REIT, which benefited from the strong demand for space stemming from the growth of e-commerce, and office building and laboratory space REIT Alexandria Real Estate Equities Inc. also contributed to performance.

Conversely, stock selection in the healthcare sector and an underweight position in the self-storage sector were the largest detractors from the Fund’s relative performance for the reporting period. The primary individual detractor was the Fund’s underweight position in Public Storage Inc. Our concerns about the potential negative ramifications of excess new supply and the potential for declines in rent and net operating income (NOI) in 2020, were offset by the company’s strong balance sheet and our perception of relative safety when the COVID-19 pandemic occurred. Fund performance also was hampered by an overweight position in Welltower Inc., a healthcare REIT, as its shares underperformed the overall market due to investors’ concerns about the impact of the virus on its senior housing portfolio.

In our view, the future trajectory of the economic foundation that supports direct real estate remains uncertain at the current time, with a range of potential outcomes. Although investors’ confidence appears to be below historically normal levels, our base case is for a gradual recovery as the year progresses. Consumer-facing direct real estate business has been in the eye of the current storm. Our pessimistic stance toward this part of the market has been cemented further, as we believe that the current lockdowns are likely to accelerate the long-term trends that were already playing out in terms of the manner in which we consume goods and services. The segments of the real estate market that we favor – the industrials and technology infrastructure sectors – have been resilient on a relative basis and we anticipate that this will continue. In the current and forecasted low-yielding environment, despite the Covid-19 disruption, we believe that real estate should remain in demand as a result of the higher relative yields offered by the asset class.

With the market cycle being elongated and in the context of the heightened geopolitical and economic uncertainty currently being exacerbated by the impact of the COVID-19 crisis, we remain risk-averse and continue to pursue what we believe is “sustainable” income in our target markets, and we maintain a forensic approach to seeking value in our favored markets. To this extent, we maintain the Fund’s focus on companies that in our view benefit from strong real estate fundamentals and long-term trends that appear likely to be reinforced in the current environment. In our opinion, rental resilience and balance-sheet strength are likely to remain important drivers of performance, positioning companies to preserve shareholder value, but also giving them the capacity to take advantage of opportunities that emerge. However, we also anticipate that the economic down-cycle should create opportunities to invest in fundamentally sound, high-quality businesses in more cyclical subsectors, and will seek to take advantage of these opportunities to benefit from the economic recovery.

*               The FTSE EPRA/NAREIT Global-ex US Real Estate Index is an unmanaged index considered representative of real estate companies and REITs outside the U.S. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

2020 Semi-Annual Report	9

Aberdeen Realty Income & Growth Fund (Unaudited) (concluded)

Portfolio Management:

Global Real Estate Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.aberdeenstandard.com/en-us/us/investor/fund-centre.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

Investments in REITs and real estate securities involve the risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions.

There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. The Fund’s emphasis on dividend paying stocks could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future.

Equity securities of small- and mid-cap companies carry greater risk, and more volatility than equity securities of larger, more established companies.

The Fund’s performance may be more volatile than a diversified fund because it may invest a greater percentage of its total assets in the securities of a single issuer.

Please read the prospectus for more detailed information regarding these and other risks.

10	2020 Semi-Annual Report

Aberdeen Realty Income & Growth Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2020)		Six Month†	1 Yr.	5Yr.	10Yr.	Inception[4]
Class A	w/o SC	(21.15%)	(11.87%)	2.78%	N.A.	7.39%
	w/SC2	(25.70%)	(16.93%)	1.57%	N.A.	6.64%
Institutional Class[3]	w/o SC	(21.10%)	(11.76%)	3.02%	8.38%	9.53%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

†  Not annualized

1  Returns prior to May 7, 2018 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.

2  A 5.75% front-end sales charge was deducted.

3  Not subject to any sales charges.

4  The inception date for the Institutional Class of the Predecessor Fund was February 1, 1989 and Class A was December 30, 2011.

Performance of a $1,000,000 Investment* (as of April 30, 2020)

*  Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen International Real Estate Equity Fund, the Morgan Stanley Capital International (MSCI) US REIT Index, the S&P 500® Index and the Consumer Price Index (CPI) over a

10-year period ended April 30, 2020. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors cannot invest directly in market indexes.

MSCI US REIT Index is a gross, total return, free float-adjusted market capitalization index that is comprised of equity REITs. The index is based on MSCI USA Investable Market Index (IMI), its parent index which captures large, mid and small caps securities. With 144 constituents, it represents about 99% of the US REIT universe and securities are classified in the REIT sector according to the Global Industry Classification Standard (GICS®). It however excludes Mortgage REITs and selected Specialized REITs. This index reinvests as much as possible of a company’s dividend distributions. The reinvested amount is equal to the total dividend amount distributed to persons residing in the country of the dividend-paying company. Gross total return indexes do not, however, include any tax credits.

The S&P 500® Index represents large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available U.S. market capitalization.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

2020 Semi-Annual Report	11

Aberdeen Realty Income & Growth Fund (Unaudited)

Portfolio Summary (as a percentage of net assets)

April 30, 2020 (Unaudited)

Asset Allocation
Common Stocks	101.1%
Liabilities in Excess of Other Assets	(1.1%)
100.0%

The following table summarizes the sub-industries composition of the Fund’s portfolio, in S&P Global Inc.’s Global Industry Classification Standard (“GICS”), expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 sub-industries. The Fund concentrates its assets in the equity securities of issuers engaged in the real estate industry, including real estate investment trusts (REITS).

Sub-Industries	As a Percentage of Net Assets
Specialized REITs	26.1%
Residential REITs	18.7%
Industrial REITs	18.2%
Office REITs	14.4%
Health Care REITs	8.6%
Retail REITs	8.2%
Hotel & Resort REITs	3.9%
Diversified REITs	2.6%
Mortgage REITs	0.4%
Other Liabilities in Excess of Assets	(1.1%)
100%

Top Holdings
Prologis, Inc., REIT	9.4%
Equinix, Inc., REIT	8.9%
Digital Realty Trust, Inc., REIT	5.5%
Alexandria Real Estate Equities, Inc.	4.8%
Duke Realty Corp.	4.0%
AvalonBay Communities, Inc.	3.8%
Welltower, Inc.	3.6%
Essex Property Trust, Inc., REIT	3.0%
Realty Income Corp., REIT	3.0%
Equity LifeStyle Properties, Inc.	3.0%
Other	51.0%
100.0%

Top Countries
United States	101.1%
Other	(1.1%)
100.0%

12	2020 Semi-Annual Report

Statement of Investments

April 30, 2020 (Unaudited)
Aberdeen Realty Income & Growth Fund

	Shares or Principal Amount	Value
COMMON STOCKS (101.1%)
UNITED STATES (101.1%)
Diversified REITs (2.6%)
STORE Capital Corp.	31,859	$ 639,410
VEREIT, Inc.	128,056	701,747
		1,341,157
Health Care REITs (8.6%)
Medical Properties Trust, Inc.	65,035	1,114,700
Omega Healthcare Investors, Inc.	26,184	763,264
Ventas, Inc.	24,086	779,182
Welltower, Inc.	36,453	1,867,487
		4,524,633
Hotel & Resort REITs (3.9%)
Host Hotels & Resorts, Inc.	46,351	570,581
MGM Growth Properties LLC	43,185	1,086,966
Sunstone Hotel Investors, Inc.	42,636	391,825
		2,049,372
Industrial REITs (18.2%)
Americold Realty Trust	35,807	1,095,336
Duke Realty Corp.	60,247	2,090,571
Prologis, Inc.	55,130	4,919,250
STAG Industrial, Inc.	24,786	650,632
Terreno Realty Corp.	13,896	761,779
		9,517,568
Mortgage REITs (0.4%)
Starwood Property Trust, Inc.	14,850	192,159
Office REITs (14.4%)
Alexandria Real Estate Equities, Inc.	16,044	2,520,352
Brandywine Realty Trust	55,366	617,884
Cousins Properties, Inc.	41,290	1,245,719
Douglas Emmett, Inc.	20,234	616,935
Highwoods Properties, Inc.	29,300	1,137,133
Hudson Pacific Properties, Inc.	19,891	488,921
SL Green Realty Corp.	5,293	280,794
Vornado Realty Trust	13,952	611,377
		7,519,115
Residential REITs (18.7%)
AvalonBay Communities, Inc.	12,271	1,999,559
Equity LifeStyle Properties, Inc.	25,794	1,555,636
Equity Residential	13,182	857,621
Essex Property Trust, Inc.	6,445	1,573,225
Invitation Homes, Inc.	52,331	1,237,628
Mid-America Apartment Communities, Inc.	13,525	1,513,718
Sun Communities, Inc.	7,597	1,021,037
		9,758,424

	Shares or Principal Amount	Value
Retail REITs (8.2%)
Brixmor Property Group, Inc.	37,051	$ 424,234
Federal Realty Investment Trust	5,405	450,074
National Retail Properties, Inc.	22,105	721,507
Realty Income Corp.	28,616	1,571,591
Simon Property Group, Inc.	16,700	1,115,059
		4,282,465
Specialized REITs (26.1%)
American Tower Corp.	4,383	1,043,154
CoreSite Realty Corp.	5,912	716,475
Digital Realty Trust, Inc.	19,404	2,900,704
Equinix, Inc., REIT	6,871	4,639,299
Extra Space Storage, Inc.	15,737	1,388,633
Gaming and Leisure Properties, Inc.	27,604	779,537
Public Storage	7,246	1,343,771
Sabra Health Care REIT, Inc.	28,454	364,780
SBA Communications Corp.	1,709	495,473
		13,671,826
		52,856,719
Total Common Stocks		52,856,719
Total Investments (Cost $39,494,094) (a)—101.1%		52,856,719
Liabilities in Excess of Other Assets—(1.1)%		(568,652)
Net Assets—100.0%		$52,288,067

(a)     See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

REIT             Real Estate Investment Trust

See accompanying Notes to Financial Statements.

2020 Semi-Annual Report	13

Statements of Assets and Liabilities (Unaudited)

April 30, 2020

	Aberdeen International Real Estate Equity Fund	Aberdeen Realty Income & Growth Fund
Assets:
Investments, at value	$38,238,372	$52,856,719
Short-term investments, at value	479,552	—
Foreign currency, at value	26,599	—
Interest and dividends receivable	128,400	40,158
Receivable for capital shares issued	506	60,329
Receivable from Adviser	9,997	26,371
Receivable for investments sold	7,796	—
Tax reclaim receivable	59,659	—
Securities lending income receivable	—	16
Prepaid expenses	7,832	—
Total assets	38,958,713	52,983,593
Liabilities:
Due to custodian	—	36,766
Payable for investments purchased	180,786	—
Payable for capital shares redeemed	35	566,653
Accrued expenses and other payables:
Investment advisory fees	30,622	41,625
Audit fees	24,282	20,273
Transfer agent fees	5,527	7,737
Interest expense on line of credit	—	5,088
Fund accounting fees	9,097	—
Legal fees	3,731	3,866
Administration fees	1,871	2,629
Sub-transfer agent and administrative services fees	284	3,275
Distribution fees	172	1,354
Other accrued expenses	6,236	6,260
Total liabilities	262,643	695,526
Net Assets	$38,696,070	$52,288,067

Cost:
Investments	$53,448,882	$39,494,094
Short-term investment	479,552	—
Foreign currency	25,963	—
Represented by:
Capital	$126,476,881	$38,229,165
Distributable earnings (accumulated loss)	(87,780,811)	14,058,902
Net Assets	$38,696,070	$52,288,067

Net Assets:
Class A Shares	$141,003	$1,833,730
Institutional Class Shares	38,555,067	50,454,337
Total	$38,696,070	$52,288,067

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	8,070	150,612
Institutional Class Shares	2,191,617	4,134,175
Total	2,199,687	4,284,787

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$17.47	$12.18
Institutional Class Shares	$17.59	$12.20
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$18.54	$12.92
Maximum Sales Charge:
Class A Shares	5.75%	5.75%

Amounts listed as “–“ are $0 or round to $0.

See accompanying Notes to Financial Statements.

14	2020 Semi-Annual Report

Statements of Operations (Unaudited)

For the Six-Month Period Ended April 30, 2020

	Aberdeen International Real Estate Equity Fund	Aberdeen Realty Income & Growth Fund
INVESTMENT INCOME:
Dividend income	$620,531	$1,319,029
Interest income	2,590	1,216
Securities lending income, net	—	675
Foreign tax withholding	(43,354)	—
Other income	1,229	419
Total Income	580,996	1,321,339
EXPENSES:
Investment advisory fees	243,903	327,567
Trustee fees	2,437	2,608
Administration fees	19,512	26,205
Legal fees	2,927	3,154
Audit fees	17,532	18,523
Printing fees	10,729	10,136
Custodian fees	3,024	1,956
Transfer agent fees	12,097	13,696
Distribution fees Class A	197	2,640
Sub-transfer agent and administrative service fees Institutional Class	15,426	22,998
Sub-transfer agent and administrative service fees Class A	52	1,120
Fund accounting fees	27,849	5,873
Registration and filing fees	16,704	15,653
Other	12,588	12,247
Total expenses before reimbursed/waived expenses	384,977	464,376
Interest expense (Note 10)	7,812	26,650
Total operating expenses before reimbursed/waived expenses	392,789	491,026
Expenses reimbursed	(50,633)	(134,169)
Net expenses	342,156	356,857
Net Investment Income	238,840	964,482

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain on investment transactions	1,626,809	1,504,224
Realized gain/(loss) on forward foreign currency exchange contracts	9,803	—
Realized gain/(loss) on foreign currency transactions	(44,676)	—
Net realized gain from investments and foreign currency transactions	1,591,936	1,504,224
Net change in unrealized appreciation/(depreciation) on investment transactions	(9,750,805)	(17,587,020)
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	2,175	—
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	(9,748,630)	(17,587,020)
Net realized/unrealized (loss) from investments and foreign currency transactions	(8,156,694)	(16,082,796)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(7,917,854)	$(15,118,314)

Amounts listed as “–“ are $0 or round to $0.

See accompanying Notes to Financial Statements.

2020 Semi-Annual Report	15

Statements of Changes in Net Assets

	Aberdeen International Real Estate Equity Fund		Aberdeen Realty Income & Growth Fund

	Six-Month Period Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six-Month Period Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$238,840	$1,591,437	$964,482	$1,677,006
Net realized gain/(loss) from investments and foreign currency transactions	1,591,936	(1,386,771)	1,504,224	10,901,067
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(9,748,630)	17,631,629	(17,587,020)	5,127,844
Changes in net assets resulting from operations	(7,917,854)	17,836,295	(15,118,314)	17,705,917
Distributions to Shareholders From:
Distributable earnings:
Class A	(19,990)	(4,295)	(318,513)	(680,522)
Institutional Class	(6,392,314)	(3,278,463)	(9,734,261)	(26,989,265)
Change in net assets from shareholder distributions	(6,412,304)	(3,282,758)	(10,052,774)	(27,669,787)
Change in net assets from capital transactions	(3,661,458)	(55,436,851)	(113,991)	2,213,119
Change in net assets	(17,991,616)	(40,883,314)	(25,285,079)	(7,750,751)
Net Assets:
Beginning of period	56,687,686	97,571,000	77,573,146	85,323,897
End of period	$38,696,070	$56,687,686	$52,288,067	$77,573,146

Amounts listed as “–“ are $0 or round to $0.

See accompanying Notes to Financial Statements.

16	2020 Semi-Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen International Real Estate Equity Fund		Aberdeen Realty Income & Growth Fund

	Six-Month Period Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six-Month Period Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$12,300	$17,932	$303,903	$823,710
Dividends reinvested	1,728	441	252,478	551,648
Cost of shares redeemed	(3,733)	(2,229)	(250,486)	(544,121)
Total Class A	10,295	16,144	305,895	831,237
Institutional Class Shares
Proceeds from shares issued	178,390	230,203	1,362,678	4,795,392
Dividends reinvested	3,228,360	959,011	9,106,859	20,651,575
Cost of shares redeemed	(7,078,503)	(56,642,209)	(10,889,423)	(24,065,085)
Total Institutional Class	(3,671,753)	(55,452,995)	(419,886)	1,381,882
Change in net assets from capital transactions:	$(3,661,458)	$(55,436,851)	$(113,991)	$2,213,119

Amounts listed as “–“ are $0 or round to $0.

See accompanying Notes to Financial Statements.

2020 Semi-Annual Report	17

Statements of Changes in Net Assets (concluded)

	Aberdeen International Real Estate Equity Fund		Aberdeen Realty Income & Growth Fund

	Six-Month Period Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six-Month Period Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
SHARE TRANSACTIONS:
Class A Shares
Issued	673	812	22,120	45,786
Reinvested	81	23	16,831	37,999
Redeemed	(162)	(107)	(18,559)	(35,469)
Total Class A Shares	592	728	20,392	48,316
Institutional Class Shares
Issued	8,901	10,713	92,329	291,703
Reinvested	149,877	49,306	610,920	1,405,211
Redeemed	(334,100)	(2,524,599)	(743,592)	(1,425,279)
Total Institutional Class Shares	(175,322)	(2,464,580)	(40,343)	271,635
Total change in shares:	(174,730)	(2,463,852)	(19,951)	319,951

Amounts listed as “–“ are $0 or round to $0.

See accompanying Notes to Financial Statements.

18	2020 Semi-Annual Report

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Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Real Estate Equity Fund

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Redemption Fees		Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2020*	$23.71	0.08	(f)	(3.63)	(3.55)	(2.69)	(2.69)	–		$17.47
Year Ended October 31, 2019	20.02	0.33	(f)	3.99	4.32	(0.63)	(0.63)	–		23.71
Year Ended October 31, 2018(h)	22.82	0.14	(f)	(2.46)	(2.32)	(0.48)	(0.48)	0.00	(i)	20.02
Year Ended October 31, 2017	19.33	0.02		3.47	3.49	–	–	0.00	(i)	22.82
Year Ended October 31, 2016	21.79	0.08		(1.12)	(1.04)	(1.42)	(1.42)	0.00	(i)	19.33
Year Ended October 31, 2015	23.75	1.34		(3.30)	(1.96)	–	–	0.00	(i)	21.79
Institutional Class Shares
Six Months Ended April 30, 2020*	23.87	0.10	(f)	(3.64)	(3.54)	(2.74)	(2.74)	–		17.59
Year Ended October 31, 2019	20.17	0.38	(f)	4.01	4.39	(0.69)	(0.69)	–		23.87
Year Ended October 31, 2018(h)	22.99	0.21	(f)	(2.49)	(2.28)	(0.54)	(0.54)	0.00	(i)	20.17
Year Ended October 31, 2017	19.46	0.20		3.36	3.56	(0.03)	(0.03)	0.00	(i)	22.99
Year Ended October 31, 2016	21.92	0.17		(1.16)	(0.99)	(1.47)	(1.47)	0.00	(i)	19.46
Year Ended October 31, 2015	23.84	1.48		(3.40)	(1.92)	–	–	0.00	(i)	21.92

*	Unaudited
(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Amounts listed as “–“ are $0 or round to $0.

See accompanying Notes to Financial Statements.

20	2020 Semi-Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Real Estate Equity Fund (concluded)

		Ratios/Supplemental Data
Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)		Ratio of Net Investment Income to Average Net Assets (c)	Portfolio Turnover (b)(e)

(17.04%)		$ 141	1.65	%(g)	1.83	%(g)	0.76%	34.86%
22.29%		177	1.62	%(g)	1.65	%(g)	1.51%	60.73%
(10.52%)		135	1.63	%(g)	1.67	%(g)	0.62%	89.59%
18.05%		176	1.61	%(g)	1.62	%(g)	0.75%	60.00%
(4.99%)		125	1.57	%(g)	1.60	%(g)	0.54%	33.00%
(8.25%)		132	1.68	%(g)	1.68	%(g)	6.00%	28.00%

(16.97%)		38,555	1.40	%(g)	1.58	%(g)	0.98%	34.86%
22.57	%(j)	56,510	1.37	%(g)	1.40	%(g)	1.74%	60.73%
(10.35%)		97,453	1.38	%(g)	1.39	%(g)	0.89%	89.59%
18.36%		117,484	1.35	%(g)	1.37	%(g)	0.94%	60.00%
(4.70%)		107,744	1.34	%(g)	1.37	%(g)	0.75%	33.00%
(8.05%)		129,048	1.43	%(g)	1.43	%(g)	6.46%	28.00%

(f)	Net investment income/(loss) is based on average shares outstanding during the period.
(g)

Includes interest expense that amounts to 0.03% for Class A and Institutional Class for the six months ended April 30, 2020. Includes interest expense that amounts to 0.01%,0.02%, less than 0.01%, less than 0.01% and 0.02% for Class A and Institutional Class for the years ended October 31, 2019, October 31, 2018, October 31, 2017, 0ctober 31, 2016 and October 31, 2015, respectively.

(h)	Beginning with the year ended October 31, 2018, the Fund has been audited by KPMG LLP. Previous years were audited by different independent registered public accounting firms.
(i)	Less than $0.005 per share.
(j)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2020 Semi-Annual Report	21

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Realty Income & Growth Fund

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Redemption fees		Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2020*	$17.98	0.20	(f)	(3.59)	(3.39)	(0.35)	(2.06)	(2.41)	–		$12.18
Year Ended October 31, 2019	21.38	0.32	(f)	3.28	3.60	(0.52)	(6.48)	(7.00)	–		17.98
Year Ended October 31, 2018(h)	22.93	0.47	(f)	(0.74)	(0.27)	(0.69)	(0.59)	(1.28)	0.00	(i)	21.38
Year Ended October 31, 2017	22.09	(0.41)		2.42	2.01	(0.70)	(0.47)	(1.17)	0.00	(i)	22.93
Year Ended October 31, 2016	21.97	0.45		0.63	1.08	(0.50)	(0.46)	(0.96)	0.00	(i)	22.09
Year Ended October 31, 2015	21.26	0.33		1.08	1.41	(0.43)	(0.27)	(0.70)	0.00	(i)	21.97
Institutional Class Shares
Six Months Ended April 30, 2020*	18.02	0.22	(f)	(3.60)	(3.38)	(0.38)	(2.06)	(2.44)	–		12.20
Year Ended October 31, 2019	21.41	0.36	(f)	3.29	3.65	(0.56)	(6.48)	(7.04)	–		18.02
Year Ended October 31, 2018(h)	22.97	0.54	(f)	(0.76)	(0.22)	(0.75)	(0.59)	(1.34)	0.00	(i)	21.41
Year Ended October 31, 2017	22.11	0.20		1.88	2.08	(0.75)	(0.47)	(1.22)	0.00	(i)	22.97
Year Ended October 31, 2016	22.00	0.49		0.64	1.13	(0.56)	(0.46)	(1.02)	0.00	(i)	22.11
Year Ended October 31, 2015	21.29	0.44		1.02	1.46	(0.48)	(0.27)	(0.75)	0.00	(i)	22.00

*	Unaudited
(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Amounts listed as “–“ are $0 or round to $0.

See accompanying Notes to Financial Statements.

22	2020 Semi-Annual Report

Financial Highlights (concluded)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Realty Income & Growth Fund (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)		Ratio of Net Investment Income to Average Net Assets (c)	Portfolio Turnover (b)(e)

(21.15%)	$1,834	1.33	%(g)	1.70	%(g)	2.73%	5.31%
25.65%	2,341	1.28	%(g)	1.71	%(g)	1.83%	20.70%
(1.35%)	1,751	1.34	%(g)	1.71	%(g)	2.16%	42.71%
9.37%	1,565	1.46	%(g)	1.65	%(g)	0.66%	7.00%
4.90%	2,807	1.58	%(g)	1.59	%(g)	2.07%	15.00%
6.72%	2,886	1.60	%(g)	1.60	%(g)	1.72%	32.00%

(21.10%)	50,454	1.08	%(g)	1.41	%(g)	2.96%	5.31%
25.97%	75,232	1.03	%(g)	1.39	%(g)	2.10%	20.70%
(1.15%)	83,573	1.10	%(g)	1.45	%(g)	2.46%	42.71%
9.65%	107,042	1.21	%(g)	1.40	%(g)	0.92%	7.00%
5.15%	107,916	1.35	%(g)	1.36	%(g)	2.28%	15.00%
6.98%	112,927	1.35	%(g)	1.35	%(g)	2.00%	32.00%

(f)	Net investment income/(loss) is based on average shares outstanding during the period.
(g)

Includes interest expense that amounts to 0.08% for Class A and Institutional Class for the six months ended April 30, 2020. Includes interest expense that amounts to 0.03%, 0.10%, 0.10%, 0.06% and 0.04% for Class A and Institutional Class for the years ended October 31, 2019, October 31, 2018, October 31, 2017, 0ctober 31, 2016 and October 31, 2015 respectively.

(h)	Beginning with the year ended October 31, 2018, the Fund has been audited by KPMG LLP. Previous years were audited by different independent registered public accounting firms.
(i)	Less than $0.005 per share.

2020 Semi-Annual Report	23

Notes to Financial Statements

April 30, 2020 (Unaudited)

1. Organization

Aberdeen Funds (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of April 30, 2020, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of April 30, 2020, the Trust operated twenty two (22) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the two (2) funds listed below (each a “Fund”; collectively, the “Funds”):

–  Aberdeen International Real Estate Equity Fund (“International Real Estate Equity Fund”)

–  Aberdeen Realty Income & Growth Fund (“Realty Income & Growth Fund”)

2. Summary of Significant Accounting Policies

The Trust is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies conform to generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. Dollars.

a.             Security Valuation

The Funds value their securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Funds’ Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. Open-end mutual funds are valued at the respective net asset value (“NAV”) as reported by such company. The prospectuses for the registered open-end management investment companies in which a Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider approved by the Board. These valuation factors are used when pricing a Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time a Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of

24	2020 Semi-Annual Report

Notes to Financial Statements  (continued)

April 30, 2020 (Unaudited)

the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

Long-term debt and other fixed-income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider approved by the Board of Trustees of the Trust (the “Board”). If there are no current day bids, the security is valued at the previously applied bid. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, and the strategies employed by Aberdeen Standard Investments Inc. (“Aberdeen,” the “Adviser” or “ASII”) generally trade in round lot sizes. In certain circumstances, fixed income securities may be held or transactions may be conducted in smaller, “odd lot” sizes. Odd lots may trade at lower or, occasionally, higher prices than institutional round lot trades. Short-term debt securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost if it represents the best approximation for fair value. Debt and other fixed-income securities are generally determined to be Level 2 investments.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Funds sweep available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act, and has an objective, which is not guaranteed, to maintain a $1.00 NAV. Generally, these investment types are categorized as Level 1 investments.

Forward foreign currency contracts are generally valued based on the bid price of the forward rates and the current spot rate. Forward exchange rate quotations are available for scheduled settlement dates, such as 1-, 3-, 6-, 9- and 12-month periods. An interpolated valuation is derived based on the actual settlement dates of the forward contracts held. Futures contracts are valued at the settlement price or at the last bid price if no settlement price is available. Interest rate swaps agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows).

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Valuation Time), the security is valued at fair value as determined by the Funds’ pricing committee (the “Pricing Committee”), taking into account the relevant factors and surrounding circumstances using Valuation and Liquidity Procedures approved by the Board. A security that has been fair valued by the Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

The three-level hierarchy of inputs is summarized below:

•        Level 1 – quoted prices in active markets for identical investments;

•        Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

•        Level 3 – significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

A summary of standard inputs is listed below:

Security Type	Standard Inputs
Foreign equities utilizing a fair value factor	Depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security.

The following is a summary of the inputs used as of April 30, 2020 in valuing the Funds’ investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2020 Semi-Annual Report	25

Notes to Financial Statements  (continued)

April 30, 2020 (Unaudited)

Please refer to the Statements of Investments for a detailed breakout of the security types:

	LEVEL 1 – Quoted Prices ($)	LEVEL 2 – Other Significant Observable Inputs ($)	LEVEL 3 – Significant Unobservable Inputs ($)		Total ($)
International Real Estate Equity Fund
Investments in Securities
Common Stocks	5,368,792	32,869,580	–	[1]	38,238,372
Short-Term Investment	479,552	–	–		479,552
	5,848,344	32,869,580	–		38,717,924

Realty Income & Growth Fund
Investments in Securities
Common Stocks	52,856,719	–	–		52,856,719
	52,856,719	–	–		52,856,719

1  Represents securities that are fair valued at zero pursuant to procedures approved by the Fund’s Board of Trustees.

For the six-month period ended April 30, 2020, there were no significant changes to the fair valuation methodologies. Level 3 investments held, at the beginning, during and at the end of the twelve-month period in relation to net assets were not significant (0.00% of total net assets) and accordingly, a reconciliation determined of Level 3 assets for the six-month period ended April 30, 2020 is not presented. The valuation technique used at April 30, 2020 was a valuation by the Fund’s Pricing Committee.

b.            Restricted Securities

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended (the “1933 Act”). Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Funds, but resale of such securities in the U.S. is permitted only in limited circumstances.

c.             Foreign Currency Translation

Foreign securities, currency and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, at Valuation Time, as provided by an independent pricing service. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies within the Statements of Operations.

d.            Rights Issues and Warrants

Rights issues give the right, normally to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally a short-term period) and are offered at the company’s discretion. Warrants are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Rights issues and warrants are speculative and have no value if they are not exercised before the expiration date. Rights issues and warrants are valued at the last sale price on the exchange on which they are traded.

e.             Derivative Financial Instruments

The Funds are authorized to use derivatives to manage currency risk, credit risk, and interest rate risk and to replicate, or use as a substitute for, physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities.

26	2020 Semi-Annual Report

Notes to Financial Statements  (continued)

April 30, 2020 (Unaudited)

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are used to manage a Fund’s currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to the benchmark. The use of forward contracts allows the separation of decision-making between markets and their currencies. The forward contract is marked-to market daily and the change in market value is recorded by a Fund as unrealized appreciation/(depreciation). Forward contracts’ prices are received daily from an independent pricing provider. When the forward contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statements of Operations. During the period, the Funds used forward contracts for the purposes of efficient portfolio management and managing active currency risk relative to the benchmark, the latter of which involves both hedging currency risk and adding currency risk in excess of underlying bond positions.

While a Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain risks. A Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. Thus, while a Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for a Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent a Fund from achieving a complete hedge, which will expose the Fund to the risk of foreign exchange loss.

Forward contracts are subject to the risk that the counterparties to such contracts may default on their obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force a Fund to cover its purchase or sale commitments, if any, at the market price at the time of the default.

Summary of Derivative Instruments

A Fund may use derivatives for various purposes as noted above. There were no derivative instruments held at April 30, 2020.

The following is a summary of the location of realized gain/(loss) and net change in unrealized appreciation/(depreciation) on derivatives in the Statement of Operations for the six-month period ended April 30, 2020:

Derivative Instrument Risk Type	Location on the Statement of Operations
Foreign Exchange Risk	Realized gain/(loss) on forward foreign currency exchange contracts Net change in unrealized appreciation/(depreciation) on forward foreign currency exchange contracts

The following is a summary of the effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2020:

International Real Estate Equity Fund	Location of Gain or (Loss) on Derivatives Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Transactions	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Forward foreign currency exchange contracts (foreign exchange risk)		$9,803	$–
Total		$9,803	$–

2020 Semi-Annual Report	27

Notes to Financial Statements  (continued)

April 30, 2020 (Unaudited)

Information about derivatives reflected as of the date of this report is generally indicative of the type of activity for the six-month period ended April 30, 2020. The table below summarizes the weighted average values of derivatives holdings by the Funds during the six-month period ended April 30, 2020.

Fund	Purchase Forward Foreign Currency Contracts (Average Notional Value)	Sale Forward Foreign Currency Contracts (Average Notional Value)
International Real Estate Equity Fund	$8,811	$279,319

f.                Security Transactions, Investment Income and Expenses

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as a Fund acquires information regarding such dividends or corporate actions.

Interest income and expenses are recorded on an accrual basis. Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the relevant Funds based on net assets of each. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses to a class is based on the average net asset value of that class’ shares in proportion to the average net assets of the relevant Fund when incurred. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

g.            Distributions

Distributions from net investment income, if any, are declared and paid quarterly for the Realty Income & Growth Fund. Distributions from net investment income, if any, are declared and paid annually for the International Real Estate Equity Fund. The Funds will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies and loss deferrals.

h.            Federal Income Taxes

Each Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Funds from all federal income taxes. Therefore, no federal income tax provision is required. Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Funds’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2019 are subject to such review.

i.                Foreign Withholding Tax

Dividend and interest income from non-U.S. sources received by the Funds are generally subject to non-U.S. withholding taxes. In addition, the Funds may be subject to capital gains tax in certain countries in which they invest. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Funds accrue such taxes when the related income is earned.

In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statement of Operations as part of the Net Change in Unrealized Appreciation/Depreciation on Investments.

j.                Securities Lending

Through an agreement with BNP Paribas as the Lending Agent and State Street Bank and Trust Company (the Funds’ custodian), the Funds may lend their portfolio securities to brokers, dealers and other financial institutions that pay a negotiated fee in order to generate additional income. The Funds receive non-cash collateral in the form of U.S. Government Securities, with respect to each loan of U.S. securities, typically equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, typically equal to

28	2020 Semi-Annual Report

Notes to Financial Statements  (continued)

April 30, 2020 (Unaudited)

at least 105% of the value of the portfolio securities loaned, and at all times thereafter shall require the borrower to mark to market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned.

The Funds continue to own the loaned securities. However, securities lending involves certain risks including the event of default or insolvency of the borrower and possible delays or restrictions upon a Fund’s ability to recover the loaned securities or dispose of the collateral for the loan. Securities on loan are noted within the Statement of Investments. Non-cash securities lending collateral held by the Lending Agent on behalf of the Funds cannot be sold or repledged by the Funds and, therefore, this amount is not presented on the Funds’ Statements of Investments.

At April 30, 2020, the Funds did not have any securities on loan.

3. Agreements and Transactions with Affiliates

a.             Investment Adviser

Under the Investment Advisory Agreement with the Trust, Aberdeen manages the Funds in accordance with the policies and procedures established by the Board.

For services provided under the terms of the current Investment Advisory Agreement, each Fund pays the Adviser an annual management fee (as a percentage of its average daily net assets) paid monthly according to the following schedule:

Fund	Fee Schedule
International Real Estate Equity Fund	On All Assets	1.00%
Realty Income & Growth Fund	On assets up to $250 million	1.00%
	On assets of $250 million up to $750 million	0.95%
	On assets of $750 million up to $1 billion	0.90%
	On assets of $1 billion and more	0.80%

The Adviser has engaged the services of affiliate Aberdeen Asset Managers Limited (“AAML” or the “Subadviser”) as a subadviser pursuant to a subadvisory agreement. The Subadviser manages a portion of the Funds’ investments and has the responsibility for making all investment decisions for the portion of a Fund’s assets it manages. Pursuant to the subadvisory agreements, the Adviser pays fees to the Subadviser.

The Trust and Aberdeen have entered into a written contract (“Expense Limitation Agreement”) limiting operating expenses for all classes of the Funds from exceeding the amounts listed in the tables below. The Expense Limitation Agreement may not be terminated before February 28, 2021 without the approval of the Trustees who are not “interested persons” of the Funds, as such term is defined by the 1940 Act (the “Independent Trustees”). The Expense Limitation Agreement excludes certain expenses, including any interest, brokerage commissions, acquired funds fees and expenses, and extraordinary expenses.

Fund	Class	Limit
International Real Estate Equity Fund	Institutional	1.37%
	Class A	1.62%
Realty Income & Growth Fund	Institutional	1.00%
	Class A	1.25%

Aberdeen may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement as of a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses; provided that the following requirements are met: the reimbursements do not cause a class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser, and the payment of such reimbursement is approved by the Board on a quarterly basis (the “Reimbursement Requirements”). Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

2020 Semi-Annual Report	29

Notes to Financial Statements (continued)

April 30, 2020 (Unaudited)

As of April 30, 2020, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements to Aberdeen for each Fund, based on expenses reimbursed by Aberdeen, including adjustments described above, would be:

Fund	Amount Fiscal Year 2017 (Expires 10/31/20)	Amount Fiscal Year 2018 (Expires 10/31/21)	Amount Fiscal Year 2019 (Expires 10/31/22)	Amount Six Months Ended April 30, 2020 (Expires 4/30/23)	Total
International Real Estate Equity Fund	$–	$ 11,346	$ 30,943	$ 50,633	$ 92,922
Realty Income & Growth Fund	–	160,149	282,123	134,169	576,441

b.            Fund Administration

Under the terms of the Fund Administration Agreement, Aberdeen provides various administrative and accounting services, including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, regulatory reports, and presentation of quarterly reports to the Board. For services provided pursuant to the Fund Administration Agreement, the Trust pays Aberdeen an annual fee of 0.08% based on the Trust’s average daily net assets. The fee is then allocated proportionately among all funds within the Trust (including the Funds) in relation to the average daily net assets of each fund. This asset-based fee is subject to an annual minimum fee based on the number of funds served. Pursuant to a sub-administration agreement with Aberdeen, State Street Bank and Trust Company (“State Street”) provides sub-administration services with respect to the Funds. Aberdeen pays State Street for providing such services. In addition to the sub-administration services State Street provides to the Funds, State Street also provides custody and accounting services pursuant to a custodian agreement with the Funds.

c.             Distributor and Shareholder Servicing

The Trust and Aberdeen Fund Distributors, LLC (the “Distributor”) are parties to the current Underwriting Agreement (the “Underwriting Agreement”) whereby the Distributor acts as principal underwriter for the Trust’s shares.

The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate the Distributor, for expenses associated with the distribution-related and/or shareholder services provided by such entities. These fees are paid to the Distributor and are either kept or paid to shareholders’ financial advisors or other intermediaries for distribution and shareholder services. Although actual distribution expenses may be more or less, under the Plan, the Funds pay the Distributor an annual fee of the following amounts:

Fund	Class A Shares
International Real Estate Equity Fund	0.25%
Realty Income & Growth Fund	0.25%

The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

Pursuant to the current Underwriting Agreement, the Distributor will also receive the proceeds of contingent deferred sales charges (“CDSCs”) of up to 1.00% imposed on certain redemptions of Class A shares of the Funds.

In addition, the Distributor will re-allow to dealers 5.00% of sales charges on Class A shares of the Funds, which have a maximum front-end sales charge of 5.75%. The amount the Distributor retained for commissions from front-end sales charges and CDSC fees for the six-month period ended April 30, 2020 was as follows:

Fund	Commissions retained from front-end sales charges of Class A shares	Commissions retained from CDSC fees of certain Class A shares
International Real Estate Fund	$ –	$–
Realty Income & Growth Fund	6,067	–
Total Retained	6,067	–

d.            Administrative Services Fees/Transfer Agent Out-of-Pocket Expenses

The Funds may pay and/or reimburse administrative services fees/transfer agent out-of-pocket expenses to certain broker-dealers and financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds (sometimes referred to

30	2020 Semi-Annual Report

Notes to Financial Statements (continued)

April 30, 2020 (Unaudited)

as “sub-transfer agency fees”), subject to certain limitations approved by the Board. These fees may be in addition to Rule 12b-1 fees. Sub-transfer agency fees generally include, but are not limited to, costs associated with omnibus accounting, recordkeeping, networking, sub-transfer agency or other administrative or shareholder services.

Class A shares of the Funds pay for such services pursuant to an Administrative Services Plan adopted by the Board. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual administrative services fee of 0.25% for Class A and Institutional Class shares. Under an amendment to the Administrative Services Plan that is in effect until at least February 28, 2021, a Fund may pay a maximum of 0.15% for contracts with fees that are calculated as a percentage of Fund assets and a maximum of $16 per account for contracts with fees that are calculated on a dollar per account basis. Institutional Class shares may also pay for the services described above directly, as this class is not subject to an Administrative Services Plan.

The aggregate amount of sub-transfer agent and administrative service fees paid during the six-month period ended April 30, 2020 was as follows:

Fund	Class A	Institutional
International Real Estate Equity Fund	$ 52	$ 15,426
Realty Income & Growth Fund	1,120	22,998

e.             Purchase/Sale Transactions Between Affiliates

The Funds are permitted to buy or sell securities with funds that have a common investment adviser (or investment advisers which are affiliates) under specific procedures which have been approved by the Board of Trustees of the Trust. The procedures are designed to satisfy the requirements of Rule 17a-7 of the Investment Company Act of 1940 (“Rule 17a-7”). During the six-month period ended April 30, 2020, the Funds did not engage in any of these trades.

4. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the six-month period ended April 30, 2020, were as follows:

Fund	Purchases	Sales
International Real Estate Equity Fund	$16,905,977	$25,966,762
Realty Income & Growth Fund	3,484,058	12,034,149

5. Portfolio Investment Risks

a.             Concentration Risk

Each Fund concentrates in the real estate industry. Each Fund’s strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment. Each Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

b.            Cybersecurity Risk

Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

c.             Dividend Strategy Risk

With respect to the Aberdeen Realty Income & Growth Fund, there is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. The Fund’s emphasis on dividend paying stocks could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. The Fund may hold securities for short periods of time related to the dividend payment periods and may experience loss during these periods.

2020 Semi-Annual Report	31

Notes to Financial Statements (continued)

April 30, 2020 (Unaudited)

d.            Emerging Markets Risk

This risk applies to the Aberdeen International Real Estate Equity Fund and is a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).

e.             Equity Securities Risk

The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

f.                Foreign Currency Exposure Risk

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact a Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

g.            Foreign Securities Risk

Foreign countries in which a Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

h.            Impact of Large Redemptions and Purchases of Fund Shares

Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause a Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sale of portfolio securities necessary to cover the redemption request settle.

i.                Issuer Risk

The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.

j.                Management Risk

Each Fund is subject to the risk that the Adviser or Subadviser may make poor security selections. The Adviser, Subadviser and their portfolio managers apply their own investment techniques and risk analyses in making investment decisions for a Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser or the Subadviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.

k.             Market Risk

Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.

l.                Mid-Cap Securities Risk

Securities of medium sized companies tend to be more volatile and less liquid than securities of larger companies.

m.        Non-Diversified Fund Risk

The Aberdeen Realty Income & Growth Fund’s performance may be more volatile than a diversified fund because it may invest a greater percentage of its total assets in the securities of a single issuer.

n.            REIT and Real Estate Risk

Investment in REITs and real estate involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market

32	2020 Semi-Annual Report

Notes to Financial Statements (continued)

April 30, 2020 (Unaudited)

conditions. REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment. REITs may be leveraged, which increases risk. Certain REITs charge management fees, which may result in layering the management fee paid by the fund.

o.            Small-Cap Securities Risk

Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

p.            Valuation Risk

The price that a Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Please read the prospectus for more detailed information regarding these and other risks.

6. Contingencies

In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be estimated; however, the Funds expect the risk of loss from such claims to be remote.

7. Tax Information

As of April 30, 2020, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
International Real Estate Equity Fund	$ 55,867,741	$ 2,775,502	$ (19,925,319)	$ (17,149,817)
Realty Income & Growth Fund	38,819,604	17,684,328	(3,647,213)	14,037,115

The tax character of distributions paid during the fiscal year ended October 31, 2019 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):

	Distributions Paid From
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
International Real Estate Equity Fund	$3,282,758	$ –	$ 3,282,758	$–	$–	$3,282,758
Realty Income & Growth Fund	1,677,003	25,992,784	27,669,787	–	–	27,669,787

Amounts listed as “ – “ are $0 or round to $0.

2020 Semi-Annual Report	33

Notes to Financial Statements (continued)

April 30, 2020 (Unaudited)

As of October 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Late Year Ordinary and Post-October Capital Loss Deferrals	Other Temporary Differences	Unrealized Appreciation/ (Depreciation)*	Accumulated Capital and Other Losses**	Total Accumulated Earnings/ (Deficit)
International Real Estate Equity Fund	$–	$6,412,295	$ –	$–	$–	$–	$–	$(7,408,046)	$(72,454,902)	$(73,450,653)
Realty Income & Growth Fund	–	–	8,457,791	–	–	–	–	30,772,199	–	39,229,990

*                    The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to passive foreign investment companies and tax deferral of losses on wash sales.

**                As of October 31, 2019, for Federal income tax purposes, these Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the Treasury regulations, with no expiration.

As of October 31, 2019, for federal income tax purposes, capital loss carryforwards, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of each respective Fund with no expiration.

Fund	Amount	Expires
International Real Estate Equity Fund	$ 3,132,294	Unlimited (Short-Term	)
International Real Estate Equity Fund	69,322,608	Unlimited (Long-Term	)

8. Significant Shareholders

As of April 30, 2020, the Funds had shareholders with the percentage ownership indicated, which are considered significant shareholders (holdings greater than 5.0%) for financial reporting purposes:

Fund	Record Ownership %	Number of Account Owners
International Real Estate Equity Fund	65.1%	5
Realty Income & Growth Fund	49.8	3

9. Line of Credit

The Trust, on behalf of each of the funds of the Trust (including the Funds) (the “Borrowers”), has entered into an agreement (the “Agreement”) with State Street Bank and Trust Company (the “Bank”), subject to annual renewal. The Agreement provides for a revolving credit facility (the “Credit Facility”) in the amount of $150,000,000 to be utilized for temporary or emergency purposes to fund shareholder redemptions or other short-term liquidity purposes.

Principal on each outstanding loan made under the Agreement bears interest at a variable rate per annum equal to the higher of (a) the Federal Funds Rate as in effect on that day (not less than zero) plus 1.25% or (b) the One-Month London Interbank Offered Rate (“LIBOR”) as in effect on that day (not less than zero) plus 1.25%. In addition, the Borrowers shall pay to the Bank a commitment fee at the rate of 0.25% per annum on the daily unused portion of the Credit Facility, as applicable, which is allocated among the Borrowers in such manner as is determined by the Board to be reasonable. In 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement reference rate. As such, the potential effect of a transition away from LIBOR on the Fund’s payment obligations under the revolving credit facility cannot yet be determined. For each Fund that borrowed under the Credit Facility during the six-month period ended April 30, 2020, the following table shows the average outstanding daily balance of the days the Fund utilized the Credit Facility and the average weighted interest rate paid by the Fund during the six-month period ended April 30, 2020.

34	2020 Semi-Annual Report

Notes to Financial Statements (concluded)

April 30, 2020 (Unaudited)

	Average Outstanding Daily Balance	Average Weighted Interest Rate	Days Utilized
International Real Estate Equity Fund	1,826,991	2.96%	26
Realty Income & Growth Fund	1,207,961	2.99%	36

10. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of April 30, 2020.

2020 Semi-Annual Report	35

Shareholder Expense Examples (Unaudited)

As a shareholder of the Aberdeen Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, transfer agent out-of-pocket expenses, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Aberdeen Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2019 and continued to hold your shares at the end of the reporting period, April 30, 2020.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Actual Expenses Paid During Period” for the class of a Fund that you own to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of a Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the information for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

		Beginning Account Value, November 1, 2019	Actual Ending Account Value, April 30, 2020	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*[1]	Annualized Expense Ratio**
International Real Estate Equity Fund	Class A	$1,000.00	$829.60	$1,016.66	$7.51	$8.27	1.65%
	Institutional Class	$1,000.00	$830.30	$1,017.90	$6.37	$7.02	1.40%
Realty Income & Growth Fund	Class A	$1,000.00	$788.50	$1,018.25	$5.91	$6.67	1.33%
	Institutional Class	$1,000.00	$789.00	$1,019.49	$4.80	$5.42	1.08%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 182/366 (to reflect the one-half year period).
**	The expense ratio presented represents a six-month, annualized ratio.
1	Represents the hypothetical 5% return before expenses.

36	2020 Semi-Annual Report

Liquidity Risk Management Program (Unaudited)

The Funds have adopted and implemented a liquidity risk management program (the “Liquidity Program”) consistent with the requirements of Rule 22e-4 under the 1940 Act (the “Liquidity Rule”). “Liquidity Risk” is defined as the risk that a fund could not meet redemption requests “without significant dilution of remaining investors’ interests in the fund.” Aberdeen Standard Investments Inc., the investment adviser and administrator to the Funds, has been approved and designated by the Board of Trustees (the “Board”) as the administrator of the Liquidity Program (the “Administrator”) and has retained a third party to perform certain functions, including liquidity analytics and providing market data. The Administrator has formed a Liquidity Risk Management Committee (the “Committee”) to help implement and carry out the day-to-day operations of the Liquidity Program.

As required by the Liquidity Rule, at a meeting on March 18, 2020, the Board received a written annual report on the operation and effectiveness of the Liquidity Program for the period from February 1, 2019 to January 31, 2020 (the “Reporting Period”). The annual report provided, among other items, an overview of the Liquidity Program including:

•                  information regarding the Committee and the monthly discussions by the Committee of various items including, but not limited to, the following:

o            Review and analysis of appropriate liquidity categories for portfolio investments

o            Review of highly liquid investment minimum (“HLIM”) and reasonably anticipated trading sizes (“RATS”)

o            Review of current and upcoming market events, such as market closures, that may impact liquidity

o            Review of large shareholder concentrations that may impact liquidity in the event of redemption

•                  the monitoring and classification of portfolio holdings in four liquidity categories (including the operation of the HLIM and any breaches); and

•                  enhancements to the Liquidity Program during the Reporting Period, which included:

o            monthly liquidity reports being provided to portfolio managers

o            evaluation and change in the RATS of Aberdeen Emerging Markets Fund based on shareholder concentration and the nature of securities held in the fund’s portfolio

o            changes to the Liquidity Program to address regulatory guidance relating to the closure of a foreign securities market for seven or more calendar days due to a foreign holiday.

The annual report concluded that the Liquidity Program was reasonably designed to assess and manage the Funds’ Liquidity Risk pursuant to the Liquidity Rule.

There can be no assurance that the Liquidity Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s Prospectus and Statement of Additional Information for more information regarding the risks of investing in a Fund, including a Fund’s exposure to liquidity risk and other risks to which the Funds may be subject.

2020 Semi-Annual Report	37

Supplemental Information (Unaudited)

Results of Special Meetings of Shareholders

A Special Meeting of Shareholders of Aberdeen Funds was held on Wednesday, February 26, 2020 at 1900 Market Street, Suite 200, Philadelphia, Pennsylvania. The description of the proposal and number of shares of Aberdeen Funds voted at the meeting are as follows:

To elect four nominees (Rahn Porter, Neville Miles, Steve Rappaport and Radhika Ajmera) to the Trust’s Board of Trustees, each such Trustee to hold office until a successor is duly elected and qualifies.

Nominee	Votes For	Votes Withheld
Rahn Porter	385,249,268	11,314,951
Neville Miles	384,708,893	11,855,335
Steve Rappaport	384,398,163	12,166,059
Radhika Ajmera	392,090,644	4,473,564

All nominees were approved by shareholders. Trustees that were previously shareholder elected and continue to serve as Trustees are as follows: P. Gerald Malone, Peter D. Sacks, Warren C. Smith and Martin Gilbert.

A Special Meeting of Shareholders of each of the series of Aberdeen Funds listed below was held on Wednesday, February 26, 2020 at 1900 Market Street, Suite 200, Philadelphia, Pennsylvania. The description of the proposal and number of shares for each fund voted at the meeting are as follows:

To amend the Fund’s fundamental investment restriction regarding industry concentration.

Fund	Votes For	Votes Against	Abstain
Aberdeen Asia-Pacific (ex-Japan) Equity Fund	56,551	2,315	298
Aberdeen China A Share Equity Fund	15,064	634	8,590
Aberdeen Diversified Alternatives Fund	125,559	10,128	5,529
Aberdeen Diversified Income Fund	58,793	3,075	2,856
Aberdeen Dynamic Allocation Fund	29,958	666	0
Aberdeen Emerging Markets Debt Fund	58,655	1,097	10,856
Aberdeen Emerging Markets Fund*	181,933,322	113,189	615,712
Aberdeen Focused U.S. Equity Fund	107,980	2,426	3,085
Aberdeen Global Equity Fund	131,586	5,164	14,057
Aberdeen Global Absolute Return Strategies Fund*	823,661	32,566	328,052
Aberdeen Intermediate Municipal Income Fund	96,945	5,097	65,550
Aberdeen International Equity Fund	4,156,225	83,123	226,257
Aberdeen International Small Cap Fund	592,859	9,922	19,876
Aberdeen U.S. Mid Cap Equity Fund*	124,296	0	0
Aberdeen U.S. Small Cap Equity Fund	8,118,616	65,958	122,726

* Proposal passed for these funds only. All other funds did not pass the proposal.

38	2020 Semi-Annual Report

Rev. 05/2019

FACTS	WHAT DO ABERDEEN FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. The information can include:

•   Social Security/ Social Insurance number and account balance

•   Transaction history

•   Assets and Income

•   Investment experience

•   Checking account information and wire transfer instructions

How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons ASI choose to share; and whether you can limit this sharing. We do not disclose nonpublic personal information about our clients or former clients to third parties other than as described below. Where Aberdeen Funds does share personal information with a trusted third party, it does so under strict terms that require the information to be used only for the purpose for which it was disclosed, kept confidential and protected by appropriate security safeguards.

Reasons we can share your personal information	Do Aberdeen Funds share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – To offer our products and services to you	Yes	Yes
For joint marketing with our financial companies	No	We don’t share
For our affiliate’s everyday business purposes – Information about your transactions and experiences	Yes	No
For our affiliate’s everyday business purposes – Information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For our nonaffiliates to market to you	No	We don’t share
To limit our sharing	• For queries related to Closed End Funds, please call 1-800-522-5465. For queries related to Aberdeen Funds and Aberdeen Investment Funds, please call 877-332-7806.
Questions?	www.aberdeenstandard.com

Who we are
Who is providing this notice?	ASI’s North American Funds(collectively referred to as “Aberdeen Funds”)
What we do
How does ASI protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does ASI collect my personal information?	We collect your personal information through various means for example, when you: • Open an account or give us your contact information
• Seek advice about your investments or make deposits or withdrawals from your account
• Enter into an investment advisory contract
• Buy securities or interests in a fund from us
• Tell us where to send money

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	US Federal Law gives you the right to limit only:
• Sharing for ASI and affiliates’ everyday business purposes – information about your creditworthiness
• Affiliates from using your information to market to you
• Sharing for nonaffiliates to market to you

State or Provincial laws and individual companies may give you additional rights to limit sharing. In order to provide you with the services for which you have engaged ASI, the company relies on a number of third parties to provide support services, including profession, legal, accounting and technical support.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include subsidiaries of Standard Life Aberdeen plc, a global financial services company.
Nonaffiliates	Companies not related by common ownership and control. They can be financial and nonfinancial companies.
• Aberdeen Funds does not share personal information with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• Aberdeen Funds don’t jointly market.
Other important information

This Privacy Notice is being provided by Aberdeen Funds and Aberdeen Investment Funds, each a U.S.-registered open-end investment company, and North-American-registered closed-end investment companies managed by Aberdeen Standard Investments Inc. or its affiliates (collectively, North American Funds).

Management Information

Trustees

P. Gerald Malone, Chairman

Radhika Ajmera

Martin J. Gilbert

Neville J. Miles

Rahn K. Porter

Steven N. Rappaport

Peter D. Sacks

Warren C. Smith

Investment Adviser

Aberdeen Standard Investments Inc.

1900 Market Street, Suite 200

Philadelphia, PA 19103

Fund Administrator

Aberdeen Standard Investments Inc.

1900 Market Street, Suite 200

Philadelphia, PA 19103

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W. 7th Street, Ste. 219534

Kansas City, MO 64105-1407

Distributor

Aberdeen Fund Distributors LLC

1900 Market Street, Suite 200

Philadelphia, PA 19103

Sub-Administrator, Custodian & Fund Accountant

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Fund Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

Aberdeen Standard Investments Inc.

1900 Market Street, Suite 200

Philadelphia, PA 19103

aberdeen-asset.us

AOE-0390-SAR

Item 2. Code of Ethics.

Not applicable — for annual reports only.

Item 3. Audit Committee Financial Expert.

Not applicable — for annual reports only.

Item 4. Principal Accountant Fees and Services.

Not applicable — for annual reports only.

Item 5.   Audit Committee of Listed Registrants.

Not applicable — for annual reports only.

Item 6.   Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period is included as part of the Reports to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended April 30, 2020, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the

Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Funds

By:	/s/ Bev Hendry
Bev Hendry
Principal Executive Officer of
Aberdeen Funds

Date: July 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Bev Hendry
Bev Hendry
Principal Executive Officer of
Aberdeen Funds

Date: July 6, 2020

By:	/s/ Andrea Melia
Andrea Melia
Principal Financial Officer of
Aberdeen Funds

Date: July 6, 2020